UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TMT Acquisition Corp

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required

☐	Fee paid previously with preliminary materials

☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

TMT ACQUISITION CORP

PROSPECTUS FOR 10,350,000 CLASS A ORDINARY SHARES OF

ELONG POWER HOLDING LIMITED

TMT ACQUISITION CORP

A Cayman Islands Exempted Company

(Company Number 378229)

420 Lexington Avenue, Suite 2446

New York, New York 10170

LETTER TO TMT SHAREHOLDERS

Dear TMT Acquisition Corp Shareholder:

You are cordially invited to attend an extraordinary general meeting (the “extraordinary general meeting”) of TMT Acquisition Corp (“TMT”), at the offices of the Company, located at 420 Lexington Ave, Suite 2446, New York, NY 10170, at 10:30 a.m., Eastern Time, on October 29, 2024, and virtually via live webcast at https://www.cstproxy.com/tmtacquisitioncorp/2024 and via teleconference at (800) 450-7155 (U.S. toll free) or (857) 999-9155 (international) (in each case using participant code 6563505#), or at such other time and place to which the meeting may be adjourned. Rather than attending in person, we encourage you to attend via live webcast. See “Frequently Used Terms” in the accompanying proxy statement/prospectus for definitions of certain terms used in this letter.

TMT is a blank check company incorporated on July 6, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

On December 1, 2023, TMT entered into an Agreement and Plan of Merger (as amended and restated on February 29, 2024, and as the same may be further amended, restated or supplemented, the “Business Combination Agreement”) with Elong Power Holding Limited, a Cayman Islands exempted company (“Elong”), and ELong Power Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of Elong (“Merger Sub”), which provides for a business combination between TMT and Elong (the “Business Combination”). A copy of the Business Combination Agreement is attached to the proxy statement/prospectus as Annex A. Elong is in the business of researching and developing, manufacturing, and marketing high-power lithium-ion batteries for electric vehicles and construction machinery, as well as large-capacity, long-cycle lithium-ion batteries for energy storage systems.

In accordance with the Business Combination Agreement, as further described in the accompanying proxy statement/prospectus, the Business Combination will be accomplished by way of the following transaction steps:

●	At the Closing, Merger Sub will merge with and into TMT (the “Merger”), with TMT continuing as the surviving entity and becoming a wholly owned subsidiary of Elong. At the effective time of the Merger (the “Effective Time”), (i) each TMT Ordinary Share issued and outstanding immediately prior to the Effective Time (other than TMT Excluded Shares and TMT Dissenting Shares) will convert into one Elong Class A Ordinary Share, (ii) each TMT Right issued and outstanding immediately prior to the Effective Time will each automatically convert in accordance with its terms into 2/10 of one TMT Ordinary Share that the holder thereof would have been entitled to receive pursuant to the Rights Agreement, and then further converted into the right to receive 2/10 of one Elong Class A Ordinary Share, and (iii) each TMT Unit issued and outstanding immediately prior to the Effective Time will be automatically and mandatorily separated into its component parts and each TMT Ordinary Share and TMT Right included within such TMT Unit will thereafter be automatically converted into Elong Class A Ordinary Shares as described in this sentence.

●	Prior to the Closing, Elong will effectuate a reverse share split of the Elong Class A Ordinary Shares and Elong Class B Ordinary Shares, such that, immediately thereafter, Elong will have 45,000,000 Elong Ordinary Shares, consisting of 39,222,563 Elong Class A Ordinary Shares and 5,777,437 Elong Class B Ordinary Shares, issued and outstanding, less the number of shares reserved for issuance upon exercise of the Elong Warrants as the same may be amended by Elong no later than one (1) business day prior to the Closing solely to reflect the exercise of the Elong Warrants pursuant to the warrant agreements. All of the Elong Class B Ordinary Shares are held by the Supporting Shareholder.

●	Elong has entered into subscription agreements with the PIPE Investors for the purchase of $7,000,000 in Elong Class A Ordinary Shares in the PIPE Financing, to be consummated concurrently with the Closing. At the Closing, each PIPE Investor will also enter into the Registration Rights Agreement.

●	At the Closing, the Supporting Shareholder will deposit 300,000 Elong Class B Ordinary Shares (the “Indemnification Shares”) with the Escrow Agent, which shall be held in escrow as security for the Supporting Shareholder’s indemnification obligations on behalf of Elong and be subject to surrender and forfeiture under the terms of Business Combination Agreement and the Indemnification Escrow Agreement.

●	After the Closing, the Supporting Shareholder will be entitled to receive up to 9,000,000 Elong Class A Ordinary Shares (the “Earnout Shares”) solely upon the achievement of certain financial targets during the fiscal years ended December 31, 2024 and 2025 or upon the completion by Elong of certain change in control transactions, in each case in accordance with the terms of the Business Combination Agreement and the Earnout Escrow Agreement.

As a result of the Business Combination, TMT will become a wholly owned subsidiary of Elong, the security holders of TMT immediately prior to the Effective Time will become security holders of Elong, and Elong will become a public company. As used in this proxy statement/prospectus, “New Elong” refers to Elong following the consummation of the Business Combination.

Following consummation of the Business Combination, because each Elong Class B Ordinary Share will entitle the holder thereof to 50 votes on all matters subject to vote at general meetings of New Elong, it is anticipated that the Supporting Shareholder will own approximately 85.6% (assuming no redemptions of TMT Ordinary Shares as described herein) or 86.7% (assuming maximum redemptions of TMT Ordinary Shares) of the voting power of New Elong. This percentage will increase to 86.0% and 87.5%, respectively, if the Earnout Shares are earned as described above.

The Business Combination values Elong at $450,000,000, based on an assumed value of $10.00 per Elong Ordinary Share. It is anticipated that, immediately following the Business Combination, and after taking into account redemptions of 1,710,385 Public Shares in connection with the Extension Amendment, the ownership of Elong will be as set forth in the table below. Though the Earnout Shares will not be paid at the Closing, the information in the table below assumes the Earnout Shares have been paid, in order to present the maximum potential dilution to the TMT shareholders from the Business Combination.

	Share Ownership in New Elong
	No Redemption Scenario(1)		50% Redemption Scenario(2)		Maximum Redemption Scenario(3)
	Number of Shares	Percentage of Outstanding Shares	Number of Shares	Percentage of Outstanding Shares	Number of Shares	Percentage of Outstanding Shares
Elong shareholders(4)(9)	54,000,000	85.3%	54,000,000	88.2%	54,000,000	91.4%
Public Shareholders(5)	5,489,615	8.7%	3,344,808	5.5%	1,200,000	2.0%
Sponsor and other Insiders(6)	1,944,000	3.1%	1,944,000	3.2%	1,944,000	3.3%
Finder shares (7)	900,000	1.4%	900,000	1.5%	900,000	1.5%
Representative	270,000	0.4%	270,000	0.4%	270,000	0.5%
Shares underlying Sponsor’s convertible notes (8)	30,000	0.0%	30,000	0.0%	30,000	0.1%
Shares issuable upon conversion of TMT Rights underlying Sponsor’s convertible notes (8)	6,000	0.0%	6,000	0.0%	6,000	0.0%
PIPE Investors(9)	700,000	1.1%	700,000	1.1%	700,000	1.2%
Total	63,339,615	100.0%	61,194,808	100.0%	59,050,000	100.0%

(1)	Assuming that no Public Shareholders exercise their redemption rights in connection with the Business Combination, but taking into account redemptions in connection with the Extension Amendment.

(2)	Assuming that 2,144,808 TMT Ordinary Shares are redeemed in connection with the Business Combination, at a redemption price of approximately $11.19 per share, which number of TMT Ordinary Shares is 50% of the Public Shares.

(3)	Assuming that all remaining outstanding TMT Ordinary Shares are redeemed in connection with the Business Combination, at a redemption price of approximately $11.19 per share, which is the maximum number of TMT Ordinary Shares that may be redeemed under TMT’s M&A. TMT currently is required to maintain net tangible assets of at least $5,000,001 as of the Closing; however, as described elsewhere, the parties are seeking approval of the holders of TMT Ordinary Shares at the extraordinary general meeting to remove this requirement from TMT’s M&A and expect to waive the corresponding condition to Closing.

(4)	Includes 39,222,563 Elong Class A Ordinary Shares and 5,777,437 Elong Class B Ordinary Shares. Assumes that the Elong Warrants are exercised in full for Warrant Shares prior to the Closing and, in order to present the maximum potential dilution to the TMT shareholders from the Business Combination, that the Earnout Shares have been paid. Does not take into account any surrender of the Indemnification Shares. Upon receipt of all necessary ODI Approvals, Elong contemplates issuing additional Elong Class A Ordinary Shares prior to the Closing, in addition to the Warrant Shares, which shares will dilute only the current Elong shareholders (i.e., the total number of Elong Ordinary Shares held by the Elong shareholders after the Business Combination will not change as a result of any such issuance). Because each Elong Class B Ordinary Share will entitle the holder thereof to 50 votes on all matters subject to vote at general meetings of New Elong, based on the assumptions set forth above, the Elong shareholders will hold the following percentage of the outstanding voting power immediately after Closing: 97.3% in the no redemption scenario, 97.9% in the 50% redemption scenario, and 98.5% in the maximum redemption scenario.

(5)	Includes 4,289,615 Elong Class A Ordinary Shares issuable upon the Closing of the Business Combination in respect of the 4,289,615 Public Shares outstanding as of August 30, 2024, after taking into account redemptions in connection with the Extension Amendment, and 1,200,000 Elong Class A Ordinary Shares issuable upon the Closing of the Business Combination in respect of the 6,000,000 Public Rights outstanding as of August 30, 2024.

(6)	Includes 1,870,000 Elong Class A Ordinary Shares issuable upon the Closing of the Business Combination in respect of the 1,500,000 Founder Shares and 370,000 TMT Private Placement Shares outstanding as of August 30, 2024 and 74,000 Elong Class A Ordinary Shares issuable upon the Closing of the Business Combination in respect of the 370,000 TMT Private Placement Rights outstanding as of August 30, 2024.

(7)	On April 21, 2023, TMT signed an engagement letter with Ever Talent Consultants Limited for services in connection with the Business Combination, pursuant to which Ever Talent Consultants Limited is entitled to receive 900,000 Elong Class A Ordinary Shares upon the closing of the Business Combination.

(8)

Reflects the issuance of Elong Class A Ordinary Shares at the Closing pursuant to TMT sponsor’s convertible notes and the underlying TMT Rights. The total convertible notes of $300,000 were issued to Ms. Xiaozhen Li, who is a limited partner of TMT’s Sponsor entity, 2TM Holding LP. Ms. Li has the right to elect, at least two business days before the Closing of the Business Combination, to convert the notes in whole or in part into TMT Units (up to a total of 30,000 TMT Units, based on dividing $300,000 by the conversion price $10.00 per unit), and with each unit consists of one TMT Ordinary Share and one TMT Right to receive two-tenths of one TMT Ordinary Share (for a total of 36,000 Elong Class A Ordinary Shares, consisting of 30,000 shares included in the TMT Units and 6,000 shares issuable upon conversion at the Closing of the TMT Rights included in the TMT Units).

(9)	Does not reflect up to 2,100,000 Elong Ordinary Shares that may be transferred by the Supporting Shareholder to the PIPE Investors after the Closing. In order to induce the PIPE Investors to sign the subscription agreements, the Supporting Shareholder agreed to transfer additional shares to the PIPE Investors after the Closing, so that their effective purchase price per share would be equal to 85% of the then-current market price of the Elong Class A Ordinary Shares on the date the shares are registered for resale or eligible to be sold pursuant to Rule 144 (or on the first anniversary of the Closing, if earlier), but in any event not less than $2.50. None of TMT’s sponsors, directors, officers of their affiliates will be investors in the PIPE.

If the actual facts are different from the assumptions described in the footnotes to the table above, the percentage ownership of Elong by the constituencies listed in the table above will be different.

The TMT Ordinary Shares, TMT Units and TMT Rights are currently listed on the Nasdaq Global Market under the symbols “TMTC,” “TMTCU” and “TMTCR,” respectively. Elong intends to apply to list its Elong Class A Ordinary Shares on the Nasdaq Global Market under the symbol “ELPW.” It is a condition of the consummation of the Business Combination that Elong receive confirmation from Nasdaq that the Elong Class A Ordinary Shares to be issued in connection with the Business Combination have been listed or approved for listing on Nasdaq, subject only to official notice of issuance thereof, but there can be no assurance such listing condition will be met or that Elong will obtain such approval from Nasdaq. If such listing condition is not met or if such approval is not obtained, the Business Combination will not be consummated, unless the corresponding condition set forth in the Business Combination Agreement is waived by the parties. Elong does not intend to apply for listing of the Elong Class B Ordinary Shares or the Elong Warrants. Elong will not have any outstanding units or rights following the completion of the Business Combination.

Because the Supporting Shareholder will hold a majority of the voting power of New Elong, New Elong will be a “controlled company” within the meaning of applicable rules of Nasdaq. Under these rules, New Elong may elect not to comply with certain corporate governance requirements, including the requirements (a) that a majority of the board consists of independent directors; (b) for an annual performance evaluation of the nominating and corporate governance and compensation committees; (c) that the controlled company has a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and (d) that the controlled company has a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibility. New Elong may rely on certain of these exemptions from the corporate governance requirements of Nasdaq.

Elong is an exempted company with limited liability incorporated under the laws of the Cayman Islands with no substantive operations. While Elong does not use a variable interest entity structure, under this holding company structure, investors are purchasing equity interests in the Cayman Islands holding company and obtaining indirect ownership interests in the operating companies in the PRC. This holding company structure involves unique risks to investors and investors may never hold equity interests in operating companies in the PRC. While Elong does not operate in an industry that is currently subject to foreign ownership limitations in China, PRC regulatory authorities could decide to limit foreign ownership in Elong’s industry in the future, in which case there could be a risk that Elong would be unable to do business in China as Elong is currently structured. In such event, despite its efforts to restructure to comply with the then applicable PRC laws and regulations in order to continue its operations in China, Elong may experience material changes in its business and results of operations, its attempts may prove to be futile due to factors beyond its control, and the value of the Elong Class A Ordinary Shares may significantly decline or become worthless. For more detailed information, see “Risk Factors — Risks Related to Doing Business in China — Uncertainties exist with respect to how the PRC Foreign Investment Law may impact the viability of our current corporate structure and operations.”

As substantially all of Elong’s operations are in China, Elong’s business is subject to the evolving and complex laws and regulations in China. Recently, the PRC regulatory authorities have indicated an intent to exert more oversight and control over offerings that are conducted overseas and/or involve foreign investment in China-based issuers, and initiated a series of regulatory actions and made a number of public statements, some of which are published with little advance notice, including enforcement against illegal activities in the securities market, enhancing supervision over China-based companies listed overseas, adopting measures to extend the scope of cybersecurity reviews, and expanding efforts in anti-monopoly enforcement. Elong may be subject to the approval, filing or other requirements of the China Securities Regulatory Commission, or the CSRC, or other PRC regulatory authorities in connection with the Business Combination under current PRC laws, regulations and rules. On February 17, 2023, the CSRC promulgated Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies (the “Overseas Listing Trial Measures”) and circulated five supporting guidelines, which became effective on March 31, 2023. The Overseas Listing Trial Measures regulate both direct and indirect overseas offering and listing of PRC domestic companies’ securities by adopting a filing-based regulatory regime. Elong completed the filing procedures in connection with the Business Combination under the Overseas Listing Trial Measures on June 17, 2024 and the result of such CSRC filing was posted on the official website of CSRC on the same date. However, if the filing procedures with the CSRC under the Overseas Listing Trial Measures are required for any future offerings or any other capital raising activities, Elong cannot assure you that it will be able to complete such filings in a timely manner, or even at all, and our future offerings will be contingent upon the completion of the filing procedures. Any failure by Elong to comply with such filing requirements under the Overseas Listing Trial Measures may result in an order to rectify, warnings and fines against us and could materially hinder our ability to offer or to continue to offer our securities.

Elong does not believe that it is directly subject to the cybersecurity review of the Cyberspace Administration of China, or the CAC in connection with the Business Combination under current PRC laws, regulations and rules at this stage, as Elong has not processed, and does not anticipate to process in the foreseeable future, personal information of more than one million users or persons and the data Elong handles in its business operations, either by its nature or in scale, does not normally trigger significant concerns over PRC national security. However, Elong cannot affirm that PRC regulators share the same interpretation. Because these statements and regulatory actions are relatively new and subject to change, uncertainties remain as to how quickly the legislative or administrative regulation making bodies in PRC will respond, or what existing or new laws or regulations will be amended or promulgated, if any, or the potential impact such amended or new legislation will have on Elong’s daily business operations or Elong’s ability to accept foreign investments and list on a U.S. stock exchange.

For more detailed information, see “Risk Factors — Risks Related to Doing Business in China —  Because substantially all of Elong’s operations are in China, Elong’s, and following the consummation of the Business Combination, New Elong’s business is subject to the evolving and complex laws and regulations in China, which are different in material aspects from the laws of the United States. Elong’s business is subject to the PRC legal and operational environment, which may change and continue to evolve. The uncertainties with respect to the PRC legal system and with respect to the interpretation and enforcement of PRC laws and regulations could have a material adverse effect on Elong.”, “Risk Factors — Risks Related to Doing Business in China —  The approval of and the filing with the CSRC may be required in connection with the Business Combination and Elong’s future offering under PRC laws. As a result, Elong’s future offering may be contingent upon the completion of such filing procedures, and Elong cannot predict whether Elong will be able to obtain such approval or complete such filing in a timely manner, or even at all.” and “Risk Factors — Risks Related to Doing Business in China —  The approval of and the filing with CAC or other PRC government authorities may be required in connection with Elong’s and following the consummation of the Business Combination, New Elong’s capital raising activities under PRC laws, and, if required, Elong and New Elong following the consummation of the Business Combination cannot predict whether it will be able or how long it will take to obtain such approval or complete such filing.”

Elong has no plans to declare cash dividends in the near term, but as a holding company, Elong may rely on dividends from its subsidiaries for cash requirements, including any payment of dividends to its shareholders and neither Elong nor its subsidiaries has maintained cash management policies which dictate the purpose, amount and procedure of cash transfers between the entities. The ability of its subsidiaries to pay dividends to Elong, however, is subject to the debt they incur on their own behalf and/or laws and regulations applicable to them. As of the date of this proxy statement/prospectus, Elong has not declared or paid any dividends or distributions on equity to its shareholders. Elong may also make loans and additional capital contribution to its subsidiaries or branches, subject to certain requirements under the PRC laws. In addition, Elong’s PRC subsidiaries generate their revenue primarily in Renminbi, and cash transfers from Elong’s PRC subsidiaries to their parent companies outside of PRC are subject to requirements under foreign exchange regulations. As a result, the funds and assets may not be available to fund operations or for other use outside of PRC due to failure to comply with such regulations in or the imposition of restrictions and limitations on the ability of Elong or its subsidiaries by the PRC government to transfer cash or assets. For more details, see “Risk Factors—Risks Related to Doing Business in China— PRC regulation of loans and direct investment by offshore holding companies to PRC entities may delay or prevent Elong from using the proceeds of offshore fund-raising activities, to make loans or additional capital contributions to PRC Entities, which could materially and adversely affect its liquidity and its ability to fund and expand its business.”, “Risk Factors—Risks Related to Doing Business in China — Elong may rely on dividends and other distributions on equity paid by PRC subsidiaries to fund any cash and financing requirements it may have, and any limitation on the ability of its PRC subsidiaries to make payments to Elong could have a material and adverse effect on its ability to conduct its business” and “Risk Factors—Risks Related to Doing Business in China — The requirements and legal procedures of currency conversion may limit the ability of Elong to utilize their revenues effectively and affect the value of your investment.”

The Elong Class A Ordinary Shares may be prohibited from trading on a national exchange or “over-the-counter” markets under the Holding Foreign Companies Accountable Act (the “HFCAA”) if the Public Company Accounting Oversight Board (“PCAOB”) determines it is unable to inspect or fully investigate our auditor and as a result the exchange where our securities are traded may delist our securities. On June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act (the “AHFCAA”), which was signed into law on December 29, 2022, amending the HFCAA and requiring the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchange if its auditor is not subject to PCAOB inspections for two consecutive, instead of three consecutive, years. Pursuant to the HFCAA, the PCAOB issued a Determination Report on December 16, 2021, which found it was unable to inspect or investigate completely certain named registered public accounting firms headquartered in mainland China and Hong Kong. Elong’s independent registered public accounting firm, UHY LLP, is headquartered in the United States and has been inspected by the PCAOB on a regular basis and as such, it is not affected by or subject to the PCAOB’s Determination Report. Whether the PCAOB will continue to be able to satisfactorily conduct inspections of PCAOB-registered public accounting firms is subject to uncertainties and depends on a number of factors out of our and our auditor’s control. See “Risk Factors—Risks Related to Doing Business in China—Elong’s securities may be prohibited from trading in the United States under the HFCAA in the future if the PCAOB is unable to inspect or investigate completely Elong’s auditor.”

At the extraordinary general meeting, you will be asked to consider and vote upon:

●	as an ordinary resolution, a proposal to approve in all respects (i) the Business Combination Agreement, (ii) the other Transaction Documents (as defined in the Business Combination Agreement), and (iii) the completion of the transactions contemplated by the Business Combination Agreement and such Transaction Documents, in accordance with the terms and subject to the conditions set forth in the Business Combination Agreement and such Transaction Documents (the “Business Combination Proposal”);

●	as a special resolution, a proposal to (i) adopt and approve in all respects the plan of merger to be filed with the Registrar of Companies of the Cayman Islands (the “Plan of Merger”), a copy of which is attached to the proxy statement/prospectus as Annex B-1, and the transactions contemplated thereunder, including, without limitation that Merger Sub shall merge with and into TMT with TMT being the surviving company (the “Merger”), and (ii) amend and restate the amended and restated memorandum and articles of association of TMT currently in effect by the deletion in their entirety and the substitution in their place of the proposed amended and restated memorandum and articles of association of the surviving company of the Merger, the form of which is attached hereto as Annex B-2, with effect from the effective time of the Merger (the “Merger and Charter Proposal”);

●

as a special resolution, a proposal to delete, (i) the sentence “, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets (after payment of the deferred underwriting commissions) to be less than US$5,000,001” at the end of Article 37.2(b) and (ii) the sentence “, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001” at the end of Article 37.6, in each case, of TMT’s current third amended and restated articles of association, which currently restricts consummation of a shareholder redemption offer in connection with a tender offer or a vote held to approve a proposed business combination if the redemptions made would cause TMT’s net tangible assets to be less than US$5,000,001 (the “NTA Amendment”), with immediate effect (the “NTA Proposal”);

●	as an ordinary resolution, a proposal to approve in all respects, for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, the issuance of Elong Class A Ordinary Shares in connection with the PIPE Financing (the “Nasdaq Proposal”);

●	as ordinary resolutions, proposals to approve, on a non-binding advisory basis, certain material differences between TMT’s M&A and New Elong’s M&A, presented separately in accordance with the United States Securities and Exchange Commission’s (the “SEC”) requirements (collectively, the “Non-Binding Governance Proposals”); and

●	as an ordinary resolution, a proposal to approve the adjournment of the extraordinary general meeting to a later date or dates, if it is determined by the officer presiding over the extraordinary general meeting that more time is necessary for TMT to consummate the Merger and the other transactions contemplated by the Business Combination Agreement (the “Adjournment Proposal”).

The transactions contemplated by the Business Combination Agreement will be consummated only if the (i) Business Combination Proposal, (ii) the Merger and Charter Proposal and (iii) the NTA Proposal (collectively, the “Condition Precedent Proposals”) are approved at the extraordinary general meeting, except that the NTA Proposal will not be considered a Condition Precedent Proposal if the NTA condition in TMT’s M&A is satisfied. Each of the Condition Precedent Proposals is cross-conditioned on the approval of the other. The Nasdaq Proposal and the Non-Binding Governance Proposals also are conditioned on the Condition Precedent Proposals. None of the proposals are conditioned on the Nasdaq Proposal or the Non-Binding Governance Proposals. However, the Business Combination will not be consummated unless such proposals are approved or the corresponding condition in the Business Combination Agreement is waived by the parties to such agreement. If the Adjournment Proposal is presented, the other proposals will not be presented. Each of these proposals is more fully described in the accompanying proxy statement/prospectus, which each shareholder is encouraged to read carefully and in its entirety.

In connection with the Business Combination, certain related agreements have been, or will be, entered into on or prior to the date of the Closing, including (i) the Sponsor Support Agreement, and (ii) the Shareholder Voting Agreement. The Sponsor Support Agreement provides that, among other things, the Sponsor will, subject to applicable securities laws, vote all of the Founder Shares and all other TMT Ordinary Shares owned by it in favor of the proposals being presented at the extraordinary general meeting and has waived its redemption rights with respect to such shares in connection with the consummation of the Business Combination. The Shareholder Voting Agreement provides that, among other things, the Supporting Shareholder will vote all of its Elong Class B Ordinary Shares in favor of the proposals being presented to the shareholders of Elong in connection with the consummation of the Business Combination. For additional information, see “Proposal No. 1: The Business Combination Proposal —Related Agreements—Transaction Documents” in the accompanying proxy statement/prospectus.

Pursuant to TMT’s M&A, a Public Shareholder, excluding the Sponsor and TMT’s officers and directors, may request that TMT redeem all or a portion of such shareholder’s Public Shares for cash if the Business Combination is consummated. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	submit a written request to Continental Stock Transfer & Trust Company (“Continental”), TMT’s transfer agent, in which you (a) request that TMT redeem all or a portion of your TMT Ordinary Shares for cash, and (b) identify yourself as the beneficial holder of the TMT Ordinary Shares and provide your legal name, phone number and address; and

(ii)	deliver your Public Shares to Continental physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on October 25, 2024 (two (2) business days before the extraordinary general meeting) in order for their shares to be redeemed. Public Shareholders may elect to redeem their Public Shares whether they vote “for” or “against” or do not vote at all on the Business Combination Proposal or the other proposals to be voted upon at the extraordinary general meeting.

If you hold TMT Ordinary Shares through TMT Units, you must elect to separate your TMT Units into the underlying TMT Ordinary Shares and TMT Rights prior to exercising your redemption rights with respect to the Public Shares. If you hold your TMT Units in an account at a brokerage firm or bank, you must notify your broker or bank that you elect to separate the TMT Units into the underlying TMT Ordinary Shares and TMT Rights, or if you hold TMT Units registered in your own name, you must contact Continental, TMT’s transfer agent, directly and instruct it to do so.

If the Business Combination is not consummated, the Public Shares will be returned to the respective holder, broker, or bank. If the Business Combination is consummated, and if a Public Shareholder properly exercises its right to redeem all or a portion of the Public Shares that they hold and timely delivers its shares to Continental, TMT will redeem such Public Shares for a per-share price, payable in cash, equal to the pro rata portion of the trust account established at the consummation of our initial public offering (the “trust account”), calculated as of two (2) business days prior to the consummation of the Business Combination (net of taxes paid or payable). For illustrative purposes, as of August 30, 2024, after taking into account redemptions in connection with the Extension Amendment, this would have amounted to approximately $11.14 per issued and outstanding Public Share. If a Public Shareholder exercises its redemption rights in full, then it will be electing to exchange its Public Shares for cash and will no longer own Public Shares. See “Extraordinary General Meeting of TMT — Redemption Rights” in the accompanying proxy statement/prospectus for a detailed description of the procedures to be followed if you wish to redeem your Public Shares for cash.

Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of TMT Ordinary Shares, will not, without TMT’s prior consent, redeem its Public Shares with respect to more than an aggregate of 15% of the Public Shares included in the TMT Units sold in TMT’s IPO. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash or at all.

The Sponsor and the other Insiders have agreed to, among other things, vote in favor of the Business Combination Proposal and have waived their redemption rights in connection with the consummation of the Business Combination, in each case with respect to any TMT Ordinary Shares held by them, subject to applicable securities laws. The Sponsor also has agreed to, and the other Insiders have indicated their intention to, vote in favor of the other proposals to be presented at the extraordinary general meeting, including the Condition Precedent Proposals, subject to applicable securities laws. Such persons waived their redemption rights in order to induce TMT and TMT’s underwriter to enter into the underwriting agreement executed and delivered in connection with the IPO. The Representative also has waived its redemptions rights in connection with the consummation of the Business Combination, with respect to the Representative Shares. No person was paid any consideration in exchange for these waivers. The Founder Shares, Representative Shares and TMT Private Placement Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement/prospectus, after taking into account redemptions in connection with the Extension Amendment, the Sponsor and the other Insiders, collectively, own 29.9%, and the Representative Shares represent 4.3%, of the issued and outstanding TMT Ordinary Shares.

The Business Combination Agreement provides that the obligations of the parties to consummate the Merger are conditioned on, among other things, (i) receipt of required consents and approvals from certain governmental authorities, including the China Securities Regulatory Commission (the “CSRC”) pursuant to the Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies, (ii) there being no agreement between Elong or TMT and any governmental authority pursuant to which Elong or TMT has agreed not to consummate the Business Combination, (iii) no governmental authority of competent jurisdiction having enacted or issued any law (whether temporary, preliminary or permanent), in each case that is in effect and which has the effect of restraining, enjoining or prohibiting the consummation of the transaction, (iv) TMT having at least $5,000,001 of net tangible assets as of the Closing, although, as described elsewhere, the parties are seeking approval of the holders of TMT Ordinary Shares at the extraordinary general meeting to remove the corresponding requirement from TMT’s M&A and expect to waive this condition to Closing, (v) that the Elong Class A Ordinary Shares have been approved for listing by Nasdaq, (vi) Elong, TMT and Merger Sub having each performed and complied in all material respects with the obligations, covenants and agreements required by the Business Combination Agreement to be performed or complied with by it at or prior to the Effective Time, (vii) customary bring down conditions related to the accuracy of the parties’ respective representations and warranties in the Business Combination Agreement having been satisfied, (viii) the registration statement filed by Elong with the SEC, of which the accompanying proxy statement/prospectus is a part, having become effective, and (ix) TMT shareholders’ approval of the proposals to be presented at the extraordinary general meeting having been obtained.

In addition, the obligations of Elong to consummate the Business Combination are conditioned upon, among other items, the resignation of all directors and all executive officers of TMT, and there having been no “Material Adverse Effect” on TMT since the date of the Business Combination Agreement, and the obligations of TMT to consummate the Business Combination are conditioned upon, among other items, there having been no “Material Adverse Effect” on Elong since the date of the Business Combination Agreement. The Business Combination Agreement is also subject to the satisfaction or waiver of certain other closing conditions as described in the accompanying proxy statement/prospectus. There can be no assurance that the parties to the Business Combination Agreement would waive any such provision of the Business Combination Agreement if it is not satisfied as of the time of satisfaction of all other conditions precedent to the Merger.

TMT is providing the accompanying proxy statement/prospectus and accompanying proxy card to TMT shareholders in connection with the solicitation of proxies to be voted at the extraordinary general meeting and at any adjournments of the extraordinary general meeting. Information about the extraordinary general meeting, the Business Combination and other related business to be considered by TMT shareholders at the extraordinary general meeting is included in the accompanying proxy statement/prospectus. Whether or not you plan to attend the extraordinary general meeting, all of TMT’s shareholders are urged to read the accompanying proxy statement/prospectus, including the Annexes and other documents referred to therein, carefully and in their entirety. You should also carefully consider the risk factors described in “Risk Factors” beginning on page 39 of the accompanying proxy statement/prospectus.

After careful consideration, the board of directors of TMT (the “TMT Board”) has unanimously approved the Business Combination and unanimously recommends that shareholders vote “FOR” the Business Combination Proposal and “FOR” all other proposals presented to TMT’s shareholders in the accompanying proxy statement/prospectus. When you consider the recommendation of these proposals by the TMT Board, you should keep in mind that TMT’s directors and officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1: The Business Combination Proposal — Interests of TMT’s Directors and Executive Officers in the Business Combination” in the accompanying proxy statement/prospectus for a further discussion of these considerations.

The approval of the Merger and Charter Proposal and the NTA Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the TMT Ordinary Shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting. The approval of each of the Business Combination Proposal, the Nasdaq Proposal, the Non-Binding Governance Proposals (which are comprised of non-binding advisory proposals) and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

Your vote is very important. Whether or not you plan to attend the extraordinary general meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement/prospectus to make sure that your shares are represented at the extraordinary general meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the extraordinary general meeting. In most cases you may vote by telephone or over the Internet as instructed. The transactions contemplated by the Business Combination Agreement will be consummated only if the Condition Precedent Proposals are approved at the extraordinary general meeting. Each of the Condition Precedent Proposals is cross-conditioned on the approval of the other. The Nasdaq Proposal and the Non-Binding Governance Proposals also are conditioned on the Condition Precedent Proposals. None of the proposals are conditioned on the Nasdaq Proposal or the Non-Binding Governance Proposals. However, the Business Combination will not be consummated unless such proposals are approved or the corresponding condition in the Business Combination Agreement is waived by the parties to such agreement. If the Adjournment Proposal is presented, the other proposals will not be presented. The Non-Binding Governance Proposals are constituted of non-binding advisory proposals.

If you sign, date and return your proxy card without indicating how you wish to vote, your shares will be counted towards the quorum requirement and will be voted “FOR” each of the proposals presented at the extraordinary general meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the extraordinary general meeting either virtually or in person, the effect will be, among other things, that your shares will not be counted for purposes of determining whether a quorum is present at the extraordinary general meeting and will not be voted. An abstention will be counted towards the quorum requirement but will not count as a vote cast at the extraordinary general meeting. We expect that all proposals being voted on at the extraordinary general meeting will be considered non-routine under the rules of the NYSE, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and therefore we do not expect any broker non-votes to be submitted and broker non-votes will therefore have no impact on quorum. If you are a shareholder entitled to attend the extraordinary general meeting and you wish to attend and vote virtually or in person, you may withdraw your proxy and vote either virtually or in person.

If you have any questions or need assistance voting your ordinary shares, please contact Laurel Hill Advisory Group, LLC, our proxy solicitor, by calling toll-free (within the U.S. or Canada): 855-414-2266, or for banks and brokers, by calling collect: (516) 933-3100, or by emailing: info@laurelhill.com.

On behalf of the TMT Board, we would like to thank you for your support and look forward to the successful completion of the Business Combination.

Sincerely,

/s/ Dajiang Guo

Chairman of the TMT Board

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

We are not licensed to conduct investment business in the Cayman Islands by the Cayman Islands Monetary Authority and the accompanying proxy statement/prospectus does not constitute an offer to members of the public of our issued share capital, whether by way of sale or subscription, in the Cayman Islands. Our issued share capital has not been offered or sold, will not be offered or sold and no invitation to subscribe for our ordinary shares will be made, directly or indirectly, to members of the public in the Cayman Islands.

The accompanying proxy statement/prospectus is dated September 30, 2024 and is first being mailed to shareholders as soon as practicable on or after September 30, 2024.

ABOUT THIS PROXY STATEMENT/PROSPECTUS

This document, which forms part of a registration statement on Form F-4 filed with the U.S. Securities and Exchange Commission (the “SEC”) by Elong (File No. 333-280512), constitutes a prospectus of Elong under Section 5 of the U.S. Securities Act of 1933, as amended, with respect to certain securities of Elong to be issued in connection with the Business Combination described below. This document also constitutes a notice of meeting and a proxy statement under Section 14(a) of the Exchange Act, for an extraordinary general meeting of shareholders to be held in connection with the Business Combination and at which TMT shareholders will be asked to consider and vote upon a proposal to adopt the Business Combination Agreement and approve the Business Combination, among other matters.

ADDITIONAL INFORMATION

You may request copies of this proxy statement/prospectus and any other publicly available information concerning TMT, without charge: from TMT, by writing to TMT Acquisition Corp, 420 Lexington Ave, Suite 2446, New York, NY 10170 or by calling (347) 627-0058, or from Laurel Hill Advisory Group, LLC, TMT’s proxy solicitor, by calling (855) 414-2266 (toll-free within the U.S. or Canada), or for banks and brokers, by calling (516) 933-3100 (collect), or by sending an email to info@laurelhill.com. You may also obtain copies of this proxy statement/prospectus and other documents publicly filed by TMT from the SEC, through the SEC website at http://www.sec.gov.

In order for a TMT shareholder to receive timely delivery of the applicable documents in advance of the extraordinary general meeting to be held on October 29, 2024, such shareholder must request the information no later than five (5) business days prior to the date of the meeting, or by October 22, 2024.

TMT ACQUISITION CORP
A Cayman Islands Exempted Company
(Company Number 378229)
420 Lexington Avenue, Suite 2446
New York, New York 10170

NOTICE OF EXTRAORDINARY GENERALMEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 29, 2024

TO THE SHAREHOLDERS OF TMT ACQUISITION CORP:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “extraordinary general meeting”) of TMT Acquisition Corp, a Cayman Islands exempted company, company number 378229 (“TMT”), will be held at the offices of the Company, located 420 Lexington Ave, Suite 2446, New York, NY 10170, at 10:30 a.m. Eastern Time, on October 29, 2024, and virtually via live webcast at https://www.cstproxy.com/tmtacquisitioncorp/2024 and via teleconference at (800) 450-7155 (U.S. toll free) or (857) 999-9155 (international) (in each case using participant code 6563505#), or at such other time and place to which the meeting may be adjourned. As such, shareholders of TMT (“TMT shareholders” or “shareholders”) may attend the extraordinary general meeting by visiting the extraordinary general meeting website at https://www.cstproxy.com/tmtacquisitioncorp/2024 where they will be able to listen to the meeting live and vote during the meeting. We are pleased to utilize virtual shareholder meeting technology to provide ready access and cost savings for TMT Shareholders and TMT. See “Frequently Used Terms” in the accompanying proxy statement/prospectus for definitions of certain terms used in this notice.

You are cordially invited to attend the extraordinary general meeting, which will be held to consider and vote, and if thought fit, pass and approve, the following resolutions:

●	Proposal No. 1 — The Business Combination Proposal — as an ordinary resolution, that (i) the Amended and Restated Agreement and Plan of Merger, dated as February 29, 2024 (as the same may be amended, restated or supplemented, the “Business Combination Agreement”), by and among TMT, Elong Power Holding Limited and ELong Power Inc. (a copy of which is attached to the proxy statement/prospectus as Annex A), (ii) the other Transaction Documents (as defined in the Business Combination Agreement), and (iii) the completion of the transactions contemplated by the Business Combination Agreement and such Transaction Documents, in accordance with the terms and subject to the conditions set forth in the Business Combination Agreement and such Transaction Documents, be approved in all respects (the “Business Combination Proposal”);

●	Proposal No. 2 — The Merger and Charter Proposal — as a special resolution, that (i) the plan of merger to be filed with the Registrar of Companies of the Cayman Islands (the “Plan of Merger”), a copy of which is attached to the proxy statement/prospectus as Annex B-1, and the transactions contemplated thereunder, including, without limitation, that Merger Sub shall merge with and into TMT with TMT being the surviving company (the “Merger”), be and are hereby adopted and approved and authorized in all respects, and (ii) the amended and restated memorandum and articles of association of TMT currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the proposed amended and restated memorandum and articles of association of the surviving company of the Merger, the form of which is attached the proxy statement/prospectus as Annex B-2, with effect from the effective time of the Merger (the “Merger and Charter Proposal”);

●	Proposal No. 3 — The NTA Proposal — as a special resolution, that (i) the sentence “, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets (after payment of the deferred underwriting commissions) to be less than US$5,000,001” at the end of Article 37.2(b) and (ii) the sentence “, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001” at the end of Article 37.6, in each case, of TMT’s current third amended and restated articles of association, which currently restricts consummation of a shareholder redemption offer in connection with a tender offer or a vote held to approve a proposed business combination if the redemptions made would cause TMT’s net tangible assets to be less than US$5,000,001 (the “NTA Amendment”), be deleted with immediate effect (the “NTA Proposal”);

●	Proposal No. 4 — The Nasdaq Proposal — as an ordinary resolution, that for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, the issuance of TMT Ordinary Shares to Elong in connection with the Merger be approved in all respects (the “Nasdaq Proposal”);

●	Proposal No. 5 — The Non-Binding Governance Proposals — as an ordinary resolution, that certain material differences between TMT’s M&A and New Elong’s M&A, presented separately in accordance with SEC requirements, be approved, on a non-binding advisory basis (collectively, the “Non-Binding Governance Proposals”); and

●	Proposal No. 6 — The Adjournment Proposal — as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates, if it is determined by the officer presiding over the extraordinary general meeting that more time is necessary for TMT to consummate the Merger and the other transactions contemplated by the Business Combination Agreement, be approved (the “Adjournment Proposal”).

Each of Proposal Nos. 1, 2 and 3 (the “Condition Precedent Proposals”) is cross-conditioned on the approval of the other, except that Proposals No. 1 and 2 will not be conditioned on Proposal No. 3 and Proposal No. 3 will not be considered a Condition Precedent Proposal if the NTA condition in TMT’s M&A is satisfied. Proposal Nos. 4 and 5 also are conditioned upon the approval of the Condition Precedent Proposals. None of the proposals are conditioned on Proposal Nos. 4 or 5. However, the Business Combination will not be consummated unless such proposals are approved or the corresponding condition in the Business Combination Agreement is waived by the parties to such agreement. If Proposal No. 6 is presented, the other proposals will not be presented. Proposal No. 5 is constituted of non-binding advisory proposals.

These items of business are described in the accompanying proxy statement/prospectus, which we encourage you to read carefully and in its entirety before voting.

Only holders of record of TMT Ordinary Shares at the close of business on October 7, 2024 are entitled to notice of and to vote and have their votes counted at the extraordinary general meeting and any adjournment of the extraordinary general meeting.

The accompanying proxy statement/prospectus and accompanying proxy card are being provided to TMT shareholders in connection with the solicitation of proxies to be voted at the extraordinary general meeting and at any adjournment of the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, all TMT shareholders are urged to read this proxy statement/prospectus, including the annexes and the documents referred to herein, carefully and in their entirety. You should also carefully consider the risk factors described in “Risk Factors” beginning on page 39 of the accompanying proxy statement/prospectus.

 After careful consideration, the TMT Board has unanimously approved the Business Combination and unanimously recommends that shareholders vote “FOR” the adoption of the Business Combination Proposal and “FOR” all other proposals to be presented to TMT shareholders at the extraordinary general meeting. When you consider the recommendation of these proposals by the TMT Board, you should keep in mind that TMT’s directors and officers have interests therein that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1: The Business Combination Proposal — Interests of TMT’s Directors and Executive Officers in the Business Combination” in the accompanying proxy statement/prospectus for a further discussion of these considerations.

Pursuant to TMT’s M&A, a Public Shareholder, excluding the Sponsor and TMT’s officers and directors, may request that TMT redeem all or a portion of such shareholder’s Public Shares for cash if the Business Combination is consummated. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	submit a written request to Continental Stock Transfer & Trust Company (“Continental”), TMT’s transfer agent, in which you (a) request that TMT redeem all or a portion of your TMT Ordinary Shares for cash, and (b) identify yourself as the beneficial holder of the TMT Ordinary Shares and provide your legal name, phone number and address; and

(ii)	deliver your Public Shares to Continental physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on October 25, 2024 (two (2) business days before the extraordinary general meeting) in order for their shares to be redeemed. Public Shareholders may elect to redeem their Public Shares whether they vote “for” or “against” or do not vote at all on the Business Combination Proposal or the other proposals to be voted upon at the extraordinary general meeting.

If you hold TMT Ordinary Shares through TMT Units, you must elect to separate your TMT Units into the underlying TMT Ordinary Shares and TMT Rights prior to exercising your redemption rights with respect to the Public Shares. If you hold your TMT Units in an account at a brokerage firm or bank, you must notify your broker or bank that you elect to separate the TMT Units into the underlying TMT Ordinary Shares and TMT Rights, or if you hold TMT Units registered in your own name, you must contact Continental, TMT’s transfer agent, directly and instruct it to do so.

If the Business Combination is not consummated, the Public Shares will be returned to the respective holder, broker or bank. If the Business Combination is consummated, and if a Public Shareholder properly exercises its right to redeem all or a portion of the Public Shares that it holds and timely delivers its shares to Continental, TMT will redeem such Public Shares for a per-share price, payable in cash, equal to the pro rata portion of the trust account established at the consummation of our initial public offering (the “trust account”), calculated as of two (2) business days prior to the consummation of the Business Combination (net of taxes paid and payable). For illustrative purposes, as of August 30, 2024, after taking into account redemptions in connection with the Extension Amendment, this would have amounted to approximately $11.14 per issued and outstanding Public Shares. If a Public Shareholder exercises its redemption rights in full, then it will be electing to exchange its Public Shares for cash and will no longer own Public Shares. See “Extraordinary General Meeting of TMT — Redemption Rights” in the accompanying proxy statement/prospectus for a detailed description of the procedures to be followed if you wish to redeem your Public Shares for cash.

Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of TMT Ordinary Shares, will not, without TMT’s prior consent, redeem its Public Shares with respect to more than an aggregate of 15% of the Public Shares included in the TMT Units sold in TMT’s IPO. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash or at all.

The Sponsor and the other Insiders have agreed to, among other things, vote in favor of the Business Combination Proposal and have waived their redemption rights in connection with the consummation of the Business Combination, in each case with respect to any TMT Ordinary Shares held by them, subject to applicable securities laws. The Sponsor also has agreed to, and the other Insiders have indicated their intention to, vote in favor of the other proposals to be presented at the extraordinary general meeting, including the other Condition Precedent Proposal, subject to applicable securities laws. Such persons waived their redemption rights in order to induce TMT and TMT’s underwriter to enter into the underwriting agreement executed and delivered in connection with the IPO. The Representative also has waived its redemptions rights in connection with the consummation of the Business Combination, with respect to the Representative Shares. No person was paid any consideration in exchange for these waivers. The Founder Shares, Representative Shares and TMT Private Placement Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement/prospectus, after taking into account redemptions in connection with the Extension Amendment, the Sponsor and the other Insiders, collectively, own 29.1%, and the Representative Shares represent 4.2%, of the issued and outstanding TMT Ordinary Shares.

The approval of the Merger and Charter Proposal and the NTA Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the TMT Ordinary Shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting. The approval of each of the Business Combination Proposal, the Nasdaq Proposal, the Non-Binding Governance Proposals (which are comprised of non-binding advisory proposals) and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

Your vote is very important. Whether or not you plan to attend the extraordinary general meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement/prospectus to make sure that your shares are represented at the extraordinary general meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the extraordinary general meeting. In most cases you may vote by telephone or over the Internet as instructed. The transactions contemplated by the Business Combination Agreement will be consummated only if the Condition Precedent Proposals are approved at the extraordinary general meeting. Each of the Condition Precedent Proposals is cross-conditioned on the approval of the other. The Nasdaq Proposal and the Non-Binding Governance Proposals also are conditioned on the Condition Precedent Proposals. None of the proposals are conditioned on the Nasdaq Proposal or the Non-Binding Governance Proposals. However, the Business Combination will not be consummated unless such proposals are approved or the corresponding condition in the Business Combination Agreement is waived by the parties to such agreement. If the Adjournment Proposal is presented, the other proposals will not be presented. The Non-Binding Governance Proposals are constituted of non-binding advisory proposals.

If you sign, date and return your proxy card without indicating how you wish to vote, your shares will be counted towards the quorum requirement and will be voted “FOR” each of the proposals presented at the extraordinary general meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the extraordinary general meeting either virtually or in person, the effect will be, among other things, that your shares will not be counted for purposes of determining whether a quorum is present at the extraordinary general meeting and will not be voted. An abstention will be counted towards the quorum requirement but will not count as a vote cast at the extraordinary general meeting. We expect that all proposals being voted on at the extraordinary general meeting will be considered non-routine under the rules of the NYSE, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and therefore we do not expect any broker non-votes to be submitted and broker non-votes will therefore have no impact on quorum. If you are a shareholder of record and you attend the extraordinary general meeting and wish to vote virtually or in person, you may withdraw your proxy and vote either virtually or in person.

Your attention is directed to the remainder of the accompanying proxy statement/prospectus following this notice (including the annexes and other documents referred to herein) for a more complete description of the proposed Business Combination and related transactions and each of the proposals. You are encouraged to read the accompanying proxy statement/prospectus carefully and in its entirety, including the annexes and other documents referred to herein. If you have any questions or need assistance voting your TMT Ordinary Shares, please contact Laurel Hill Advisory Group, LLC, our proxy solicitor, by calling (855) 414-2266 (toll-free within the U.S. or Canada), or for banks and brokers, by calling (516) 933-3100 (collect), or by sending an email to info@laurelhill.com.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors of TMT Acquisition Corp, dated September 30, 2024.

/s/ Dajiang Guo

Chairman of the TMT Board

i

FREQUENTLY USED TERMS

Unless otherwise stated in this proxy statement/prospectus or the context otherwise requires:

●	“ASC” means the FASB’s Accounting Standards Codification.

●	“Business Combination” means the transactions contemplated by the Business Combination Agreement, including the Merger.

●	“Business Combination Agreement” means the Amended and Restated Agreement and Plan of Merger, dated as of February 29, 2024, by and among TMT Acquisition Corp, Elong Power Holding Limited and ELong Power Inc., as the same may be amended, restated or supplemented, attached to this proxy statement/prospectus as Annex A.

●	“Business Combination Proposal” means the proposal to be considered at the Shareholder Meeting to approve the Business Combination.

●	“Cayman Companies Act” means the Companies Act (As Revised) of the Cayman Islands.

●	“Closing” means the closing of the Business Combination.

●	“Closing Date” means the date on which the Closing occurs.

●	“Condition Precedent Proposals” means the Business Combination Proposal, the Merger and Charter Proposal and the NTA Proposal, except that the NTA Proposal will not be considered a Condition Precedent Proposal if the NTA condition in TMT’s M&A is satisfied.

●	“Continental” means Continental Stock Transfer & Trust Company, trustee of TMT’s trust account, rights agent of TMT’s Rights and transfer agent of TMT’s Ordinary Shares and Rights.

●	“Earnout Consideration” means up to Ninety Million Dollars ($90,000,000), payable in the form of up to Nine Million (9,000,000) Elong Class A Ordinary Shares, which shall be deposited with Continental, as Escrow Agent, and subject to contingent release based upon the achievement of certain future performance metrics and subject to the terms of the Earnout as further set forth in the Business Combination Agreement and the terms of the Earnout Escrow Agreement.

●	“Earnout Escrow Agreement” means that certain escrow agreement to be entered into with Continental, as Escrow Agent, prior to the Closing and in a form reasonably agreed to by the Parties, which shall cover the treatment and release of the Earnout Shares.

●	“Elong” means Elong Power Holding Limited, a Cayman Islands exempted company.

●	“Elong Class A Ordinary Shares” means the class A ordinary shares of a par value of US$0.00001 each in the share capital of Elong.

●	“Elong Class B Ordinary Shares” means the class B ordinary shares of a par value of US$0.00001 each in the share capital of Elong.

●	“Elong Ganzhou” means Elong Ganzhou Energy Technology Co., Ltd., a PRC company and a subsidiary of Elong.

●	“Elong Ordinary Shares” means Elong Class A Ordinary Shares and Elong Class B Ordinary Shares.

●	“Elong Reverse Share Split” means the reverse share split to be effectuated by Elong immediately prior to the Closing.

●	“Elong Warrants” means those certain warrants issued by Elong, in connection with that certain Restructuring Framework Agreement dated October 8, 2023, to nine original shareholders of Elong’s subsidiary Huizhou Yipeng on November 15, 2023, initially entitling them to acquire up to 105,430,851 Elong Class A Ordinary Shares, subject to the completion of the ODI Approvals

●	“Escrow Agent” means Continental.

●	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

●	“Extension Amendment” means the amendment to TMT’s M&A to change the final three-month extension of the deadline for TMT to complete an initial business combination into three one-month extensions, and to reduce the total contribution amount for such extensions. This amendment was approved by the TMT shareholders at an extraordinary general meeting of shareholders originally scheduled for September 24, 2024 and adjourned until September 27, 2024.

1

●	“FASB” means the Financial Accounting Standard Board.

●	“Form 8-K” means a Current Report on Form 8-K.

●	“Founder Shares” means the TMT Ordinary Shares issued to the Sponsor prior to the IPO.

●	“Indemnification Escrow Agreement” means the certain escrow agreement to be entered into with Continental, as Escrow Agent, prior to the Closing and in a form reasonably agreed to by the Parties, pursuant to which the Supporting Shareholder will deposit the Indemnification Shares with the Escrow Agent, to be held in escrow as security for the Supporting Shareholder’s indemnification obligations on behalf of Elong.

●	“Insiders” means the Sponsor, the other holders of Founder Shares and TMT’s officers and directors.

●	“IPO” means the initial public offering TMT consummated on March 30, 2023.

●	“IPO Registration Statement” means the Registration Statement on Form S-1 filed with the SEC on September 29, 2021, as amended, and declared effective on March 27, 2023 (File No. 333- 259879).

●	“IPO Underwriters” means Maxim Group LLC and Revere Securities LLC.

●	“Lock-Up Agreement” means the agreement to be entered into with the Sponsor and the Elong shareholders, providing for restrictions on transfer of Elong Ordinary Shares for a period of up to six (6) months after the Closing.

●	“Merger” means the merger of Merger Sub with and into TMT, in accordance with the Cayman Companies Act, following which the separate corporate existence of Merger Sub shall cease and TMT shall continue as the surviving company and a wholly-owned subsidiary of Elong.

●	“Merger Consideration” means one Elong Class A Ordinary Share for each TMT Ordinary Share outstanding as of immediately prior to the Merger.

●	“Merger and Charter Proposal” means a proposal to approve the Plan of Merger and any and all transactions provided for in the Plan of Merger, and to amend TMT’s then current amended and restated memorandum and articles of association.

●	“Merger Sub” means ELong Power Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Elong.

●	“Nasdaq” means The Nasdaq Stock Market LLC.

●	“Nasdaq Proposal” means the proposal to approve, for the purpose of complying with Nasdaq Listing Rule 5635, the issuance of TMT Ordinary Shares to Elong in connection with the Merger.

●	“New Elong” means Elong following the consummation of the Business Combination.

●	“New Elong’s M&A” means New Elong’s second amended and restated memorandum and articles of association, to be in effect upon the Closing.

●	“NTA” means net tangible assets.

●	“NTA Amendment” means the deletion of (i) the sentence”, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets (after payment of the deferred underwriting commissions) to be less than US$5,000,001” at the end of Article 37.2(b) and (ii) the sentence”, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001” at the end of Article 37.6, in each case, of TMT’s current third amended and restated articles of association, in order to remove the restriction for TMT to consume a shareholder redemption offer in connection with a tender offer or a vote held to approve a proposed business combination if the redemptions made would cause TMT’s net tangible assets to be less than US$5,000,001.

●	“NTA Proposal” means the proposal to effect the NTA Amendment.

●	“ODI Approvals” means all consents, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings with any governmental authority in PRC in connection with an overseas direct investment.

●	“Original Business Combination Agreement” means the Agreement and Plan of Merger, dated as of December 1, 2023, by and among TMT Acquisition Corp, TMT Merger Sub Inc. and Elong Power Holding Limited, which was amended and restated by the Business Combination Agreement on February 29, 2024.

●	“PIPE Financing” means the private financing of $7,000,000 to be consummated concurrently with the Closing.

●	“PIPE Investors” means the investors in the PIPE Financing. None of TMT’s sponsors, directors, officers of their affiliates will be investors in the PIPE.

●	“Plan of Merger” means a plan of merger between TMT and Merger Sub, pursuant to which Merger Sub will merge with and into TMT, the form of which is attached to this proxy statement/prospectus as Annex B-1.

●	“PRC Entity” means each of Elong Ganzhou, Yipeng Huizhou, Yipeng Ganzhou, and Yipeng Zibo, and any PRC-incorporated subsidiaries of Elong and New Elong following the consummation of the Business Combination.

●	“Public Rights” means the TMT Rights issued by TMT in the IPO.

●	“Public Right Holders” means holders of the Public Rights other than the Sponsor.

2

●	“Public Shares” means the TMT Ordinary Shares issued by TMT in the IPO.

●	“Public Shareholders” means holders of the Public Shares other than the Sponsor.

●	“Record Date” means October 7, 2024.

●	“Registration Rights Agreement” means the agreement to be entered into at or prior to the Closing by and among Elong, the Sponsor and certain of the Elong shareholders, pursuant to which the Sponsor and such Elong shareholders will have customary registration rights, including three sets of demand rights and piggy-back rights, with respect to the shares of Elong Class A Ordinary Shares held by such parties following the consummation of the Business Combination.

●	“Registration Statement” means the registration statement on Form F-4 of which this proxy statement/prospectus forms a part, as the same may be amended from time to time.

●	“Representative” means Maxim Partners LLC, the representative of the underwriters for the IPO.

●	“Representative Shares” means 270,000 TMT Ordinary Shares issued to the Representative at the closing of the IPO.

●	“Rights Agreement” means the Rights Agreement dated as of March 27, 2023, between TMT and Continental.

●	“Securities Act” means the Securities Act of 1933, as amended.

●	“Shareholder Meeting” means the extraordinary general meeting of TMT shareholders to which this proxy statement/prospectus relates, where holders of TMT Ordinary Shares will be asked to consider and vote upon the Business Combination Proposal, among other proposals.

●	“Shareholder Voting Agreement” means that certain Amended and Restated Shareholder Voting Agreement, dated as of February 29, 2024, by and among Elong, TMT and the Supporting Shareholder.

●	“Sponsor” means 2TM Holding LP, a Delaware limited partnership in its capacity as sponsor of TMT.

●	“Sponsor Letter Agreement” means that certain letter agreement, dated as of March 27, 2023, by and among TMT and the Insiders.

●	“Sponsor Support Agreement” means that certain Amended and Restated Sponsor Support Agreement, dated as of February 29, 2024, by and among the Sponsor, TMT and Elong.

●	“Supporting Shareholder” means GRACEDAN CO., LIMITED, the holder of all the issued and outstanding Elong Class B Ordinary Shares, the holder of a majority of the total voting power of Elong and the anticipated holder of in excess of 85% of the voting power of New Elong following consummation of the Business Combination, as described herein.

●	“TMT” means TMT Acquisition Corp, a Cayman Islands exempted company.

●	“TMT Dissenting Shares” means the TMT Ordinary Shares owned by holders of TMT Ordinary Shares who have validly exercised and not effectively withdrawn or lost their rights to dissent from the Merger pursuant to section 238 of the Cayman Companies Act.

●	“TMT Excluded Shares” means the TMT Ordinary Shares owned by TMT as treasury shares or otherwise or any of its direct or indirect Subsidiaries.

●	“TMT’s M&A” means TMT’s amended and restated memorandum and articles of association in effect immediately prior to the Closing.

●	“TMT Ordinary Shares” means the ordinary shares, par value $0.0001 per share, of TMT.

●	“TMT Private Placement” means the private placement of TMT Units consummated by TMT concurrently with the IPO.

●	“TMT Private Placement Rights” means the TMT Rights purchased as part of TMT Units in the TMT Private Placement.

3

●	“TMT Private Placement Shares” means the TMT Ordinary Shares purchased as part of TMT Units in the TMT Private Placement.

●	“TMT Rights” means the issued and outstanding rights of TMT, each to receive two-tenths of one TMT Ordinary Share, issued pursuant to the Rights Agreement, dated March 27, 2023, between TMT and Continental, as rights agent.

●	“TMT Securities” mean the TMT Ordinary Shares and TMT Rights and TMT Units, collectively.

●	“TMT Units” means the units of TMT that consist of one TMT Ordinary Share and one TMT Right.

●	“Trust Agreement” means the Investment Management Trust Agreement, dated March 27, 2023, by and between TMT and Continental, as trustee.

●	“U.S. GAAP” means the accounting principles generally accepted in the United States of America.

●	“Warrant Shares” means, at any given time, the Elong Class A Ordinary Shares issuable upon exercise of the then-outstanding Elong Warrants.

●	“Yipeng Huizhou” means Huizhou Yipeng Energy Technology Co., Ltd., a PRC company and a subsidiary of Elong.

●	“Yipeng Ganzhou” means Ganzhou Yipeng Energy Technology Co., Ltd., a PRC company and a subsidiary of Elong.

●	“Yipeng Zibo” means Zibo Yipeng New Energy Technology Co., Ltd., a PRC company and a subsidiary of Elong.

4

TRADEMARKS

Elong has proprietary rights to certain of the trademarks and trade names used in this prospectus. This proxy statement/prospectus also contains trademarks, service marks, copyrights and trade names of other companies, which are the property of their respective owners. TMT and Elong do not intend their use or display of other companies’ trademarks, copyrights or trade names to imply a relationship with, or endorsement or sponsorship of Elong or TMT by, any other companies. Solely for convenience, our trademarks and trade names referred to in this proxy statement/prospectus may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that Elong or TMT will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks and trade names.

MARKET AND INDUSTRY DATA

This proxy statement/prospectus includes industry position and industry data and forecasts that Elong and TMT obtained or derived from internal company reports, independent third-party publications and other industry data. Some data are also based on good faith estimates, which are derived from internal company analyses or review of internal company reports as well as the independent sources referred to above.

Statements as to industry position are based on market data currently available. While neither Elong nor TMT are aware of any misstatements regarding the industry data presented herein, these estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading “Risk Factors” in this proxy statement/prospectus.

5

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include, among other things, statements about the parties’ ability to close the Business Combination, the timing of the Closing, the anticipated benefits of the Business Combination, and the financial conditions, results of operations, earnings outlook and prospects of Elong, TMT and New Elong during the period following the consummation of the Business Combination. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” “will,” “seek,” “target,” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on information available as of the date of this proxy statement/prospectus and on the current expectations, forecasts and assumptions of the management of Elong and TMT, involve a number of judgments, risks and uncertainties, and are inherently subject to changes in circumstances and their potential effects and speak only as of the date of such statements. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks and uncertainties that may cause actual results or performance to be materially different from those expressed, contemplated or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in “Risk Factors,” those discussed and identified in public filings made with the SEC by TMT and the following:

●	the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement;

●	the inability to consummate the Business Combination, including due to any failure to obtain approval of the TMT shareholders or Elong shareholders or other conditions to the Closing in the Business Combination Agreement;

●	delays in obtaining, or the inability to obtain, any necessary regulatory approvals required to complete the Business Combination;

●	the inability to obtain, or maintain, the listing of the Elong Ordinary Shares on Nasdaq following the Business Combination;

●	costs related to the Business Combination;

●	changes in applicable laws or regulations; and

●	the possibility that Elong or TMT may be adversely affected by other economic, business, and/or competitive factors.

Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by the management of Elong or TMT prove incorrect, actual results may vary in material respects from those projected in or contemplated by these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this proxy statement/prospectus and attributable to Elong or TMT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this proxy statement/prospectus. Except to the extent required by applicable law or regulation, neither Elong nor TMT undertakes any obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement/prospectus or to reflect the occurrence of unanticipated events.

6

QUESTIONS AND ANSWERS ABOUT THE TMT SHAREHOLDER PROPOSALS

The questions and answers below highlight only selected information from this proxy statement/prospectus and only briefly address some commonly asked questions about the proposals to be presented at the extraordinary general meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that is important to the TMT shareholders. TMT urges the TMT shareholders to read this proxy statement/prospectus, including the annexes and the other documents referred to herein, carefully and in their entirety to fully understand the proposed Business Combination and the voting procedures for the extraordinary general meeting.

Q: How do I attend the meeting virtually?

A: The extraordinary general meeting will be accessible virtually via a live webcast at https://www.cstproxy.com/tmtacquisitioncorp/2024, at 10:30 a.m., Eastern Time, on October 29, 2024. To participate in and vote at the virtual meeting, TMT shareholders of record will need (i) the control number included on their proxy card or instructions that accompanied their proxy materials, if applicable, or (ii) to obtain a proxy form from their broker, bank or other nominee.

The extraordinary general meeting webcast will begin promptly at 10:30 a.m., Eastern Time. TMT shareholders are encouraged to access the extraordinary general meeting prior to the start time. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be posted on the virtual meeting login page.

Q: Can I attend the extraordinary general meeting in person?

A: Yes. If you are a TMT shareholder at the close of business on the Record Date, you will be able to attend the extraordinary general meeting in person, which will be held on October 29, 2024, at 10:30 a.m., Eastern Time, at the offices of the Company, located at 420 Lexington Ave, Suite 2446, New York, NY 10170. However, TMT encourages its shareholders to attend virtually via live webcast on the Internet.

Q: Why am I receiving this proxy statement/prospectus?

A: You are receiving these materials because you were a shareholder of record or a beneficial holder of TMT on the Record Date. TMT and Elong have agreed to undertake the Business Combination through a series of transactions to be completed in accordance with the terms and conditions of the Business Combination Agreement and the other Transaction Documents (as defined in the Business Combination Agreement). A copy of the Business Combination Agreement is attached as Annex A. TMT shareholders are being asked to consider and vote upon, and if thought fit, pass and approve, the Business Combination Proposal and a number of other proposals. See the section entitled “Proposal No. 1: The Business Combination Proposal” for more detail.

THE VOTE OF TMT SHAREHOLDERS IS IMPORTANT. TMT SHAREHOLDERS ARE ENCOURAGED TO VOTE AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT/ PROSPECTUS IN ITS ENTIRETY, INCLUDING THE ANNEXES.

Q: What are the transactions described in this proxy statement/prospectus?

A: On February 29, 2024, TMT, Elong and Merger Sub entered into the Business Combination Agreement. The principal transactions to effect the Business Combination include the following:

●	Merger. At the Closing, Merger Sub will merge with and into TMT (which we refer to as the “Merger” in this proxy statement/prospectus), with TMT continuing as the surviving entity and becoming a wholly owned subsidiary of Elong. At the effective time of the Merger (the “Effective Time”), (i) each TMT Ordinary Share issued and outstanding immediately prior to the Effective Time (other than TMT Excluded Shares and TMT Dissenting Shares) will convert into one Elong Class A Ordinary Share, (ii) each TMT Right issued and outstanding immediately prior to the Effective Time will each automatically convert in accordance with its terms into 2/10 of one TMT Ordinary Share that the holder thereof would have been entitled to receive pursuant to the Rights Agreement, and then further converted into the right to receive 2/10 of one Elong Class A Ordinary Share, and (iii) each TMT Unit issued and outstanding immediately prior to the Effective Time will be automatically and mandatorily separated into its component parts and each TMT Ordinary Share and TMT Right included within such TMT Unit will thereafter be automatically converted into Elong Class A Ordinary Shares as described in this sentence.

7

●	Elong Reverse Share Split. Prior to the Closing, Elong will effectuate a reverse share split of the Elong Class A Ordinary Shares and Elong Class B Ordinary Shares, such that, immediately thereafter, Elong will have 45,000,000 Elong Ordinary Shares, consisting of 39,222,563 Elong Class A Ordinary Shares and 5,777,437 Elong Class B Ordinary Shares, issued and outstanding, less the number shares reserved for issuance upon exercise of the Elong Warrants as the same may be amended by Elong no later than one (1) business day prior to the Closing solely to reflect the exercise of the Elong Warrants pursuant to the warrant agreements. All of the Elong Class B Ordinary Shares are held by the Supporting Shareholder.

●	PIPE Financing. Elong has entered into subscription agreements with the PIPE Investors for the purchase of $7,000,000 in Elong Class A Ordinary Shares in the PIPE Financing, to be consummated concurrently with the Closing. At the Closing, each PIPE Investor will also enter into the Registration Rights Agreement.

●	Indemnification Escrow. At the Closing, the Supporting Shareholder will deposit 300,000 Elong Class B Ordinary Shares (the “Indemnification Shares”) with the Escrow Agent, which shall be held in escrow as security for the Supporting Shareholder’s indemnification obligations on behalf of the Elong and be subject to surrender and forfeiture under the terms of Business Combination Agreement and the Indemnification Escrow Agreement.

●	Earnout. After the Closing, the Supporting Shareholder will be entitled to receive up to 9,000,000 Elong Class A Ordinary Shares (the “Earnout Shares”) solely upon the achievement of certain financial targets during the fiscal years ended December 31, 2024 and 2025 or upon the completion by Elong of certain change in control transactions, in each case in accordance with the terms of the Business Combination Agreement and the Earnout Escrow Agreement.

Following consummation of the Business Combination, because each Elong Class B Ordinary Share will entitle the holder thereof to 50 votes on all matters subject to vote at general meetings of New Elong, it is anticipated that the Supporting Shareholder will own approximately 85.6% (assuming no redemptions of TMT Ordinary Shares as described herein) or 86.7% (assuming maximum redemptions of TMT Ordinary Shares) of the voting power of New Elong. This percentage will increase to 86.0% and 87.5%, respectively, if the Earnout Shares are earned as described above.

Q: Who will serve on the New Elong Board following the Closing?

A: The Business Combination Agreement provides that, as of the Closing, the board of directors of Elong (the “New Elong Board”) shall consist of five directors, three of whom shall be designated by Elong, and of such three at least one of whom shall meet the independent director requirements under Nasdaq rules, and two of whom shall be chosen by the Sponsor, both of which shall meet the independent director requirements under Nasdaq rules. These directors shall be: Xiaodan Liu, currently Elong’s Chief Executive Officer and Chairman of the Board, Jingdong Qu, who will become Elong’s Executive Director as of the Closing, and Tung Kok Keow, Lawrence Leighton and David Chung-Hua Bolocan, each of whom will become an independent director of Elong as of the Closing. See “Management of Elong after the Business Combination.”

Q: Who will manage Elong after the Closing?

A: The Business Combination Agreement Business Combination Agreement provides that, as of the Closing, the Chairman and Chief Executive Officer of Elong as of immediately prior to the Effective Time, Xiaodan Liu, shall continue as the Chairman and Chief Executive Officer of New Elong, and the Chief Financial Officer of Elong as of immediately prior to the Effective Time, Luyi Wang, shall continue as the Chief Financial Officer of New Elong. Jingdong Qu will join the management team as of the Closing as the Executive Director of New Elong. See “Management of Elong after the Business Combination.”

Q: Is the completion of the Merger subject to any conditions?

A: Yes. The respective obligations of each party to effect the Closing of the Business Combination are subject to the fulfillment (or, to the extent permitted by applicable law, waiver) of certain conditions specified in the Business Combination Agreement.

The Business Combination Agreement provides that the obligations of the parties to consummate the Merger are conditioned on, among other things, (i) receipt of required consents and approvals from certain governmental authorities, including the China Securities Regulatory Commission (the “CSRC”) pursuant to the Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies, (ii) there being no agreement between Elong or TMT and any governmental authority pursuant to which either Elong or TMT has agreed not to consummate the Business Combination, (iii) no governmental authority of competent jurisdiction having enacted or issued any law (whether temporary, preliminary or permanent), in each case that is in effect and which has the effect of restraining, enjoining or prohibiting the consummation of the transaction, (iv) TMT having at least $5,000,001 of net tangible assets as of the Closing, although, as described elsewhere, the parties are seeking approval of the holders of TMT Ordinary Shares at the extraordinary general meeting to remove the corresponding requirement from TMT’s M&A and expect to waive this condition to Closing, (v) that the Elong Class A Ordinary Shares have been approved for listing by Nasdaq, (vi) Elong, TMT and Merger Sub having each performed and complied in all material respects with the obligations, covenants and agreements required by the Business Combination Agreement to be performed or complied with by it at or prior to the Effective Time, (vii) customary bring down conditions related to the accuracy of the parties’ respective representations and warranties in the Business Combination Agreement having been satisfied, (viii) the registration statement filed by Elong with the SEC, of which the accompanying proxy statement/prospectus is a part, having become effective, and (ix) TMT shareholders’ approval of the proposals to be presented at the extraordinary general meeting having been obtained.

8

In addition, the obligations of Elong to consummate the Business Combination are conditioned upon, among other items, the resignation of all directors and all executive officers of TMT, and there having been no “Material Adverse Effect” on TMT since the date of the Business Combination Agreement, and the obligations of TMT to consummate the Business Combination are conditioned upon, among other items, there having been no “Material Adverse Effect” on Elong since the date of the Business Combination Agreement.

Certain of the foregoing conditions may be waived by the applicable party or parties in writing. To the extent that the TMT Board or the New Elong Board determines that any modifications by the parties, including any waivers of any conditions to the Closing, materially change the terms of the Business Combination, TMT and Elong will notify their respective shareholders in a manner reasonably calculated to inform them about the modifications as may be required by law, by publishing a press release, and/or filing a current report on Form 8-K and by circulating a supplement to this proxy statement/prospectus to resolicit the votes of TMT shareholders, if required. For more information about conditions to the consummation of the Business Combination, see “Proposal No. 1: The Business Combination Proposal — Summary of the Business Combination Agreement — Conditions to Closing.”

Q: What are the material U.S. federal income tax consequences to TMT shareholders resulting from the Business Combination?

A: It is intended that the Business Combination qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), with respect to U.S. Holders of TMT Ordinary Shares. However, there are significant factual and legal uncertainties as to whether the Business Combination will qualify as a reorganization within the meaning of Section 368(a) of the Code. If any requirement for Section 368(a) of the Code is not met, then a U.S. Holder of TMT Ordinary Shares would generally recognize gain or loss in an amount equal to the difference, if any, between the fair value of Elong Class A Ordinary Shares received in the Business Combination, over such U.S. Holder’s aggregate tax basis in the corresponding TMT Ordinary Shares surrendered by such U.S. Holder in the Business Combination. Even if the Business Combination otherwise qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, U.S. Holders may be required to recognize gain (but not loss) on account of the application of the Passive Foreign Investment Company (“PFIC”) rules, as described in more detail below under “ Material U.S. Federal Income Tax Considerations — U.S. Federal Income Tax Considerations of the Business Combination.” U.S. Holders of TMT Securities should consult their tax advisors to determine the tax consequences if the Business Combination does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the application of the PFIC rules to their specific situation in connection with the Business Combination.

Q: Does Elong have to pay anything to TMT if the Business Combination Agreement is terminated?

A: No.

Q: What proposals are shareholders of TMT being asked to vote upon?

A: At the extraordinary general meeting, TMT is asking holders of TMT Ordinary Shares to consider and vote upon the following proposals:

●	Proposal No. 1 — The Business Combination Proposal — as an ordinary resolution, that (i) the Business Combination Agreement (a copy of which is attached to the proxy statement/prospectus as Annex A), (ii) the other Transaction Documents (as defined in the Business Combination Agreement), and (iii) the completion of the transactions contemplated by the Business Combination Agreement and such Transaction Documents, in accordance with the terms and subject to the conditions set forth in the Business Combination Agreement and such Transaction Documents, be approved in all respects;

●	Proposal No. 2 — The Merger and Charter Proposal — as a special resolution, that (i) the Plan of Merger to be filed with the Registrar of Companies of the Cayman Islands, a copy of which is attached to the proxy statement/prospectus as Annex B-1, and the transactions contemplated thereunder, including, without limitation, the Merger, be and are hereby adopted and approved and authorized in all respects, and (ii) the amended and restated memorandum and articles of association of TMT currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the proposed amended and restated memorandum and articles of association of the surviving company of the Merger, the form of which is attached the proxy statement/prospectus as Annex B-2, with effect from the effective time of the Merger;

9

●	Proposal No. 3 — The NTA Proposal — as a special resolution, that (i) the sentence”, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets (after payment of the deferred underwriting commissions) to be less than US$5,000,001” at the end of Article 37.2(b) and (ii) the sentence”, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001” at the end of Article 37.6, in each case, of TMT’s current third amended and restated articles of association, which currently restricts consummation of a shareholder redemption offer in connection with a tender offer or a vote held to approve a proposed business combination if the redemptions made would cause TMT’s net tangible assets to be less than US$5,000,001 (the “NTA Amendment”), be deleted with immediate effect;

●	Proposal No. 4 — The Nasdaq Proposal — as an ordinary resolution, that for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, the issuance of TMT Ordinary Shares to Elong in connection with the Merger be approved in all respects;

●	Proposal No. 5 — The Non-Binding Governance Proposals — as an ordinary resolution, that certain material differences between TMT’s M&A and New Elong’s M&A, presented separately in accordance with SEC requirements, be approved, on a non-binding advisory basis; and

●	Proposal No. 6 — The Adjournment Proposal — as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates, if it is determined by the officer presiding over the extraordinary general meeting that more time is necessary for TMT to consummate the Merger and the other transactions contemplated by the Business Combination Agreement, be approved.

See “Proposal No. 1: The Business Combination Proposal,” “Proposal No. 2: The Merger and Charter Proposal,” “Proposal No. 3: The NTA Proposal,” “Proposal No. 4: The Nasdaq Proposal,” “Proposal No. 5: The Non-Binding Governance Proposals” and “Proposal No. 6: The Adjournment Proposal.”

TMT will hold the extraordinary general meeting to consider and vote upon these proposals. This proxy statement/prospectus contains important information about the Business Combination and the other matters to be acted upon at the extraordinary general meeting. The TMT shareholders should read it carefully.

After careful consideration, the TMT Board has determined that the Business Combination Proposal, the Merger and Charter Proposal, the Nasdaq Proposal, the Non-Binding Governance Proposals and the Adjournment Proposal are in the best interests of TMT and its shareholders and unanimously recommends that you vote or give instruction to vote “FOR” each of those proposals. If TMT shareholders do not approve each of the Condition Precedent Proposals, then the Business Combination Agreement could terminate and the Business Combination may not be consummated.

The existence of financial and personal interests of one or more of TMT’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of TMT and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, TMT’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1: The Business Combination Proposal — Interests of TMT’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

Q: Are the proposals conditioned on one another?

A: Yes. Each of the Condition Precedent Proposals is cross-conditioned on the approval of the other. The Nasdaq Proposal and the Non-Binding Governance Proposals also are conditioned on the Condition Precedent Proposals. None of the proposals are conditioned on the Nasdaq Proposal or the Non-Binding Governance Proposals. However, the Business Combination will not be consummated unless such proposals are approved or the corresponding condition in the Business Combination Agreement is waived by the parties to such agreement. If the Adjournment Proposal is presented, the other proposals will not be presented. The Non-Binding Governance Proposals are non-binding advisory proposals.

Q: Why is TMT proposing the Business Combination?

A: TMT was incorporated to effect a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination, with one or more businesses or entities.

Based on our due diligence investigations of Elong, the management of Elong and the industry in which it operates, including the financial and other information provided by Elong in the course of these due diligence investigations, the TMT Board believes that the business combination with Elong is in the best interests of TMT and its shareholders and presents an opportunity to increase shareholder value. However, there is no assurance of this. See “Proposal No. 1 — The Business Combination Proposal — The TMT Board’s Reasons for the Business Combination” for additional information.

Although the TMT Board believes that the business combination with Elong presents an attractive business combination opportunity and is in the best interests of TMT and its shareholders, the TMT Board did consider certain potentially material negative factors in arriving at that conclusion, including, among others, general economic conditions, inability to achieve targets, and certain risks relating to Elong’s business, including those relating to market acceptance of electric vehicles and demand for battery systems for such vehicles, litigation involving product liabilities, changing customer preferences, development of alternative technologies, dependence on key personnel, dependence on key suppliers and strategic partners, Elong’s ability to obtain additional financing, and Elong’s compliance with governmental and other regulations. See the section entitled “Proposal No. 1: The Business Combination Proposal — The TMT Boards’ Reasons for the Business Combination,” as well as the risks described in the section entitled “Risk Factors.”

10

Q: What will the TMT shareholders receive in exchange for their TMT Securities?

A: Elong Class A Ordinary Shares. As a result of the Merger and upon the Effective Time, each TMT Ordinary Share issued and outstanding immediately prior to the Effective Time (other than TMT Excluded Shares and TMT Dissenting Shares) will convert into one Elong Class A Ordinary Share, (ii) each TMT Right issued and outstanding immediately prior to the Effective Time will each automatically convert in accordance with its terms into 2/10 of one TMT Ordinary Share that the holder thereof would have been entitled to receive pursuant to the Rights Agreement, and then further converted into the right to receive 2/10 of one Elong Class A Ordinary Share, and (iii) each TMT Unit issued and outstanding immediately prior to the Effective Time will be automatically and mandatorily separated into its component parts and each TMT Ordinary Share and TMT Right included within such TMT Unit will thereafter be automatically converted into Elong Class A Ordinary Shares as described in this sentence.

Elong intends to apply to list the Elong Class A Ordinary Shares on Nasdaq. It is a condition of the consummation of the Business Combination that Elong receive confirmation from Nasdaq that the Elong Class A Ordinary Shares to be issued in connection with the Business Combination have been listed or approved for listing on Nasdaq, subject only to official notice of issuance thereof, but there can be no assurance such listing condition will be met or that Elong will obtain such approval from Nasdaq. If such listing condition is not met or if such approval is not obtained, the Business Combination will not be consummated, unless the corresponding condition set forth in the Business Combination Agreement is waived by the parties. For further details, see “Proposal No. 1: The Business Combination Proposal — Consideration.”

Q: Did the TMT Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A: Yes. TMT’s M&A does not require the TMT Board to seek a third-party valuation or fairness opinion in connection with a business combination unless the target is affiliated with the Sponsor or TMT’s directors or officers. However, on February 25, 2024, in anticipation of the TMT Board evaluating the Business Combination, Newbridge Securities Corporation (“Newbridge”) delivered to the TMT Board a final draft, which was confirmed by delivery of a written opinion, dated February 28, 2024 (the “Newbridge Opinion”), to the effect that, as of the date of the Newbridge Opinion and based on and subject to various assumptions and limitations described in its written opinion, the merger consideration (as such term is used in this section, the “Merger Consideration”) to be paid to the TMT Shareholders is fair, from a financial point of view, to TMT shareholders.

For more information about our decision-making process, see the section entitled “Proposal No. 1: The Business Combination Proposal – Opinion of TMT’s Financial Advisor.” See also the sections titled “Proposal No. 1: The Business Combination Proposal – Interests of Certain Persons in the Business Combination” and “Risk Factors” for a further discussion of these considerations.

Q: What equity stake will current TMT shareholders and current Elong shareholders hold in Elong immediately after the consummation of the Business Combination?

A: As of the date of this proxy statement/prospectus, after taking into account redemptions in connection with the Extension Amendment, there are (i) 6,252,977 TMT Ordinary Shares issued and outstanding, which include 1,500,000 Founder Shares held by the Sponsor and the other Insiders, 370,000 TMT Private Placement Shares, 270,000 Representative Shares held by the Representative, and 4,112,977 Public Shares (the number of TMT Private Placement Shares and Public Shares is inclusive of the TMT Ordinary Shares underlying all issued and outstanding TMT Units), (ii) 6,370,000 TMT Rights, which include 370,000 TMT Private Placement Rights and 6,000,000 Public Rights (the number of TMT Private Placement Rights and Public Rights is inclusive of the TMT Rights underlying all issued and outstanding TMT Units), and (iii) 393,545 TMT Units outstanding, which include 370,000 TMT Units held by the Sponsor and 6,000,000 TMT Units held by the public (all TMT Ordinary Shares and TMT Rights underlying the TMT Units also are included in (i) and (ii), respectively). Each outstanding TMT Unit consists of one TMT Ordinary Share and one TMT Right. Each five TMT Rights will automatically convert into one TMT Ordinary Share upon completion of the Business Combination (which will further convert into one Elong Class A Ordinary Share). Therefore, as of the date of this proxy statement/prospectus (assuming that none of the TMT Ordinary Shares are redeemed in connection with the Business Combination), TMT’s fully-diluted share capital (after giving effect to the conversion of the TMT Rights) would be 7,562,977 TMT Ordinary Shares.

11

It is anticipated that, immediately following the Business Combination, and after taking into account redemptions of 1,710,385 Public Shares in connection with the Extension Amendment, the ownership of Elong will be as set forth in the table below. Though the Earnout Shares will not be paid at the Closing, the information in the table below assumes the Earnout Shares have been paid, in order to present the maximum potential dilution to the TMT shareholders from the Business Combination.

	Share Ownership in New Elong
	No Redemption Scenario(1)		50% Redemption Scenario(2)		Maximum Redemption Scenario(3)
	Number of Shares	Percentage of Outstanding Shares	Number of Shares	Percentage of Outstanding Shares	Number of Shares	Percentage of Outstanding Shares
Elong shareholders(4)(9)	54,000,000	85.3%	54,000,000	88.2%	54,000,000	91.4%
Public Shareholders(5)	5,489,615	8.7%	3,344,808	5.5%	1,200,000	2.0%
Sponsor and other Insiders(6)	1,944,000	3.1%	1,944,000	3.2%	1,944,000	3.3%
Finder shares(7)	900,000	1.4%	900,000	1.5%	900,000	1.5%
Representative	270,000	0.4%	270,000	0.4%	270,000	0.5%
Shares underlying Sponsor’s convertible notes (8)	30,000	0.0%	30,000	0.0%	30,000	0.1%
Shares issuable upon conversion of TMT Rights underlying Sponsor’s convertible notes (8)	6,000	0.0%	6,000	0.0%	6,000	0.0%
PIPE Investors(9)	700,000	1.1%	700,000	1.1%	700,000	1.2%
Total	63,339,615	100.0%	61,194,808	100.0%	59,050,000	100.0%

(1)	Assuming that no Public Shareholders exercise their redemption rights in connection with the Business Combination, but taking into account redemptions in connection with the Extension Amendment.

(2)	Assuming that 2,144,808 TMT Ordinary Shares are redeemed in connection with the Business Combination, at a redemption price of approximately $11.19 per share, which number of TMT Ordinary Shares is 50% of the Public Shares.

(3)	Assuming that all remaining outstanding TMT Ordinary Shares are redeemed in connection with the Business Combination, at a redemption price of approximately $11.19 per share, which is the maximum number of TMT Ordinary Shares that may be redeemed under TMT’s M&A. TMT currently is required to maintain net tangible assets of at least $5,000,001 as of the Closing; however, as described elsewhere, the parties are seeking approval of the holders of TMT Ordinary Shares at the extraordinary general meeting to remove this requirement from TMT’s M&A and expect to waive the corresponding condition to Closing.

(4)	Includes 39,222,563 Elong Class A Ordinary Shares and 5,777,437 Elong Class B Ordinary Shares. Assumes that the Elong Warrants are exercised in full for Warrant Shares prior to the Closing and, in order to present the maximum potential dilution to the TMT shareholders from the Business Combination, that the Earnout Shares have been paid. Does not take into account any surrender of the Indemnification Shares. Upon receipt of all necessary ODI Approvals, Elong contemplates issuing additional Elong Class A Ordinary Shares prior to the Closing, in addition to the Warrant Shares, which shares will dilute only the current Elong shareholders (i.e., the total number of Elong Ordinary Shares held by the Elong shareholders after the Business Combination will not change as a result of any such issuance). Because each Elong Class B Ordinary Share will entitle the holder thereof to 50 votes on all matters subject to vote at general meetings of New Elong, based on the assumptions set forth above, the Elong shareholders will hold the following percentage of the outstanding voting power immediately after Closing: 97.3% in the no redemption scenario, 97.9% in the 50% redemption scenario, and 98.5% in the maximum redemption scenario.

(5)	Includes 4,289,615 Elong Class A Ordinary Shares issuable upon the Closing of the Business Combination in respect of the 4,289,615 Public Shares outstanding as of August 30, 2024, after taking into account redemptions in connection with the Extension Amendment, and 1,200,000 Elong Class A Ordinary Shares issuable upon the Closing of the Business Combination in respect of the 6,000,000 Public Rights outstanding as of August 30, 2024.

(6)	Includes 1,870,000 Elong Class A Ordinary Shares issuable upon the Closing of the Business Combination in respect of the 1,500,000 Founder Shares and 370,000 TMT Private Placement Shares outstanding as of August 30, 2024 and 74,000 Elong Class A Ordinary Shares issuable upon the Closing of the Business Combination in respect of the 370,000 TMT Private Placement Rights outstanding as of August 30, 2024.

(7)	On April 21, 2023, TMT signed an engagement letter with Ever Talent Consultants Limited for services in connection with the Business Combination, pursuant to which Ever Talent Consultants Limited is entitled to receive 900,000 Elong Class A Ordinary Shares upon the closing of the Business Combination.

(8)	Reflects the issuance of Elong Class A Ordinary Shares at the Closing pursuant to TMT sponsor’s convertible notes and the underlying TMT Rights. The total convertible notes of $300,000 were issued to Ms. Xiaozhen Li, who is a limited partner of TMT’s Sponsor entity, 2TM Holding LP. Ms. Li has the right to elect, at least two business days before the Closing of the Business Combination, to convert the notes in whole or in part into TMT Units (up to a total of 30,000 TMT Units, based on dividing $300,000 by the conversion price $10.00 per unit), and with each unit consists of one TMT Ordinary Share and one TMT Right to receive two-tenths of one TMT Ordinary Share (for a total of 36,000 Elong Class A Ordinary Shares, consisting of 30,000 shares included in the TMT Units and 6,000 shares issuable upon conversion at the Closing of the TMT Rights included in the TMT Units).

(9)	Does not reflect up to 2,100,000 Elong Ordinary Shares that may be transferred by the Supporting Shareholder to the PIPE Investors after the Closing. In order to induce the PIPE Investors to sign the subscription agreements, the Supporting Shareholder agreed to transfer additional shares to the PIPE Investors after the Closing, so that their effective purchase price per share would be equal to 85% of the then-current market price of the Elong Class A Ordinary Shares on the date the shares are registered for resale or eligible to be sold pursuant to Rule 144 (or on the first anniversary of the Closing, if earlier), but in any event not less than $2.50. None of TMT’s sponsors, directors, officers of their affiliates will be investors in the PIPE.

12

If the actual facts are different from the assumptions described in the footnotes to the table above, the percentage ownership of Elong by the constituencies listed in the table above will be different.

Regardless of the extent of redemptions, the Elong Class A Ordinary Shares owned by non-redeeming shareholders will have an implied value of $10.00 per share immediately upon consummation of the Business Combination. Accordingly, the Business Combination values Elong at $450,000,000. The trading price of Elong Class A Ordinary Shares immediately after consummation of the transaction is unpredictable and may be more or substantially less than this amount. Please see “Risk Factors — Risks Related to Redemption” for additional information.

Q: How has the announcement of the Business Combination affected the trading price of the TMT Ordinary Shares?

A: On December 1, 2023, the last trading day before announcement of the execution of the Original Business Combination Agreement, the reported closing prices on Nasdaq of the TMT Ordinary Shares, TMT Units, and TMT Rights were $10.52, $11.00 and $0.2401, respectively. On August 30, 2024, the reported closing prices on Nasdaq of the TMT Ordinary Shares, TMT Units and TMT Rights were $11.11, $11.22 and $0.32, respectively.

Q: Will TMT and Elong obtain new financing in connection with the Business Combination?

A: Elong has entered into subscription agreements with the PIPE Investors for the purchase of $7,000,000 in Elong Class A Ordinary Shares at a price of $10.00 per share in the PIPE Financing, to be consummated concurrently with the Closing. At the Closing, each PIPE Investor will also enter into the Registration Rights Agreement. Under the subscription agreements, Elong may not issue Elong Ordinary Shares or securities exercisable for, or exchangeable or convertible into Elong Ordinary Shares, for one year after the Closing (subject to certain limited exceptions), without the consent of each PIPE Investor who still holds 20% of the shares originally purchased by it. In addition, in order to induce the PIPE Investors to sign the subscription agreements, the Supporting Shareholder agreed to transfer additional shares to the PIPE Investors after the Closing, so that their effective purchase price per share would be equal to 85% of the then-current market price of the Elong Class A Ordinary Shares on the date the shares are registered for resale or eligible to be sold pursuant to Rule 144 (or on the first anniversary of the Closing, if earlier), but in any event not less than $2.50. None of TMT’s sponsors, directors, officers of their affiliates will be investors in the PIPE.

Q: Are there any material differences between TMT’s M&A and New Elong’s M&A?

A: Yes. TMT shareholders are being asked to consider and vote upon separate proposals to approve, on a non-binding advisory basis, certain material differences between TMT’s M&A and New Elong’s M&A. Those differences include:

●	New Elong’s M&A provides that the authorised share capital of New Elong is US$50,000 divided into 5,000,000,000 shares of a par value of US$0.00001 each, comprising 4,000,000,000 class A ordinary shares of a par value of US$0.00001 each and 1,000,000,000 class B ordinary shares of a par value of US$0.00001 each.

●	New Elong’s M&A provides for a dual class structure, comprised of Elong Class A Ordinary Shares and Elong Class B Ordinary Shares. The two classes are substantially identical except for the voting and conversion rights. Holders of Class A Ordinary Shares and Class B Ordinary Shares shall at all times vote together as one class on all resolutions submitted to a vote by the shareholders of New Elong. Each Class A Ordinary Share shall entitle the holder thereof to one (1) vote on all matters subject to vote at general meetings of New Elong, and each Class B Ordinary Share shall entitle the holder thereof to fifty (50) votes on all matters subject to vote at general meetings of New Elong. In no event shall Class A Ordinary Shares be convertible into Class B Ordinary Shares. Each Class B Ordinary Share is convertible into one (1) Class A Ordinary Share at any time at the option of the holder thereof.

●	New Elong’s M&A does not include various provisions in TMT’s M&A that are applicable only to special purpose acquisition companies (such as the obligation to dissolve and liquidate if a business combination is not consummated within a certain period of time).

See “Proposal No. 5: The Non-Binding Governance Proposals,” for additional information.

Q: Do I have redemption rights?

A: If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash, provided that you follow the procedures and deadlines described elsewhere in this proxy statement/prospectus. Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of whether or how they vote in respect of the Business Combination Proposal. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”

Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of TMT Ordinary Shares, will not, without TMT’s prior consent, redeem its Public Shares with respect to more than an aggregate of 15% of the Public Shares included in the TMT Units sold in TMT’s IPO. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash or at all.

13

The Sponsor and the other Insiders have waived their redemption rights in connection with the consummation of the Business Combination, with respect to any TMT Ordinary Shares held by them. The Representative also has waived its redemptions rights in connection with the consummation of the Business Combination, with respect to the Representative Shares. No person was paid any consideration in exchange for these waivers. The Founder Shares, Representative Shares and TMT Private Placement Shares will be excluded from the pro rata calculation used to determine the per-share redemption price.

Q: Will how I vote affect my ability to exercise redemption rights?

A: No. You may exercise your redemption rights whether you vote your TMT Ordinary Shares for or against or do not vote at all on the Business Combination Proposal or the other proposals to be voted upon at the extraordinary general meeting. As a result, the Business Combination can be approved by shareholders who will redeem their shares and no longer remain shareholders.

Q: How do I exercise my redemption rights?

A: If you are a Public Shareholder and wish to exercise your right to redeem your Public Shares for cash, you must:

●	submit a written request to Continental, TMT’s transfer agent, in which you (a) request that TMT redeem all or a portion of your TMT Ordinary Shares for cash, and (b) identify yourself as the beneficial holder of the TMT Ordinary Shares and provide your legal name, phone number and address; and

●	deliver your Public Shares to Continental physically or electronically through The Depository Trust Company (“DTC”).

You must complete the procedures for electing to redeem your Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on October 25, 2024 (two (2) business days before the extraordinary general meeting) in order for your shares to be redeemed. You may elect to redeem your Public Shares whether they vote “for” or “against” or do not vote at all on the Business Combination Proposal or the other proposals to be voted upon at the extraordinary general meeting.

If you hold TMT Ordinary Shares through TMT Units, you must elect to separate your TMT Units into the underlying TMT Ordinary Shares and TMT Rights prior to exercising your redemption rights with respect to the Public Shares. If you hold your TMT Units in an account at a brokerage firm or bank, you must notify your broker or bank that you elect to separate the TMT Units into the underlying TMT Ordinary Shares and TMT Rights, or if you hold TMT Units registered in your own name, you must contact Continental, TMT’s transfer agent, directly and instruct it to do so.

The contact information for Continental is listed under the question “Who can help answer my questions?” below.

If the Business Combination is not consummated, your Public Shares will be returned to you or your broker or bank, as applicable. If the Business Combination is consummated, and if you properly exercise your right to redeem all or a portion of the Public Shares that you hold and timely deliver your shares to Continental, TMT will redeem such Public Shares for a per-share price, payable in cash, equal to the pro rata portion of the trust account established at the consummation of our initial public offering (the “trust account”), calculated as of two (2) business days prior to the consummation of the Business Combination. For illustrative purposes, as of August 30, 2024, after taking into account redemptions in connection with the Extension Amendment, this would have amounted to approximately $11.14 per issued and outstanding Public Share. However, the proceeds deposited in the trust account could become subject to the claims of TMT’s creditors, if any, which could have priority over your claim as a Public Shareholder, regardless of whether you vote or, if you do vote, irrespective of if you vote for or against the Business Combination Proposal. Therefore, the per share distribution from the trust account in such a situation may be less than originally expected due to such claims. Whether you vote, and if you do vote, irrespective of how you vote on any proposal, including the Business Combination Proposal, will have no impact on the amount you will receive upon exercise of your redemption rights. It is expected that the funds to be distributed to you if you elect to redeem your Public Shares will be distributed promptly after the consummation of the Business Combination.

14

If you submit a redemption request to Continental, and later decide prior to the extraordinary general meeting not to elect redemption, you may request to withdraw the redemption request. You may make such a withdrawal request by contacting Continental.

Any corrected or changed written exercise of redemption rights must be received by Continental prior to the vote taken on the Business Combination Proposal at the extraordinary general meeting. Your request for redemption will not be honored unless your Public Shares have been delivered (either physically or electronically) to Continental, at least two (2) business days prior to the vote at the extraordinary general meeting.

Q: If I am a holder of TMT Units, can I exercise redemption rights with respect to my TMT Units?

A: No. You have no redemption rights with respect to the TMT Units. You must elect to separate the TMT Units into the underlying TMT Ordinary Shares and TMT Rights prior to exercising redemption rights with respect to the TMT Ordinary Shares included in the TMT Units. If you hold your TMT Units in an account at a brokerage firm or bank, you must notify your broker or bank that you elect to separate the TMT Units into the underlying TMT Ordinary Shares and TMT Rights, or if you hold TMT Units registered in your own name, you must contact Continental, TMT’s transfer agent, directly and instruct them to do so. You must cause your TMT Ordinary Shares to be separated and delivered to Continental by 5:00 p.m., Eastern Time, on October 25, 2024 (two (2) business days before the extraordinary general meeting) in order to exercise your redemption rights with respect to your TMT Ordinary Shares.

Q: What are the material U.S. federal income tax consequences of exercising my redemption rights?

A: A U.S. Holder (as defined in “Proposal No. 1: The Business Combination Proposal —Material Federal U.S. Income Tax Consequences”) who exercises its redemption rights will receive cash in exchange for the TMT Ordinary Shares, and either will be considered for U.S. federal income tax purposes to have made a sale or exchange of the tendered shares, or will be considered for U.S. federal income tax purposes to have received a distribution with respect to such shares that may be treated as: (i) dividend income, (ii) a nontaxable recovery of basis in their investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the distribution was made had been sold. See the section entitled “Proposal No. 1: The Business Combination Proposal —Material Federal U.S. Income Tax Consequences — U.S. Holders Exercising Redemption Rights with Respect to TMT Ordinary Shares,” for additional information.

You should consult with your own tax advisor with respect to the U.S. federal income tax consequences of exercising your redemption rights.

Q: What happens to the funds deposited in the trust account after consummation of the Business Combination?

A: Following the closing of TMT’s IPO, an amount equal to $61,200,000 of the net proceeds from TMT’s IPO was placed in the trust account. An amount equal to $3,700,000, the proceeds from the TMT Private Placement, was also placed in the trust account. As of August 30, 2024, funds in the trust account totaled approximately $47,771,262 (after taking into account redemptions in connection with the Extension Amendment) and were comprised entirely of cash, U.S. government treasury obligations with a maturity of 185 days or less or of money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations. These funds will remain in the trust account, except for the withdrawal of interest to pay taxes, if any, until the earliest of (i) the completion of a business combination (including the Business Combination between TMT and Elong), (ii) the redemption of any Public Shares properly tendered in connection with a shareholder vote to amend TMT’s M&A to modify the substance or timing of TMT’s obligation to redeem 100% of the Public Shares if it does not complete a business combination by December 30, 2024 (or if such date is further extended at a duly called extraordinary general meeting, such later date), and (iii) the redemption of all of the Public Shares if TMT is unable to complete a business combination by December 30, 2024 (or if such date is further extended at a duly called extraordinary general meeting, such later date), subject to applicable law.

Upon consummation of the Business Combination, the funds deposited in the trust account will be released to pay holders of Public Shares who properly exercise their redemption rights, to pay transaction fees and expenses associated with the Business Combination and for working capital and general corporate purposes of Elong following the Business Combination. See “Summary of the Proxy Statement/Prospectus/Information Statement — Sources and Uses of Funds for the Business Combination.”

15

Q: What happens if a substantial number of the Public Shareholders vote in favor of the Business Combination Proposal and exercise their redemption rights?

A: Our Public Shareholders may vote in favor of the Business Combination and exercise their redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the trust account and the number of Public Shareholders are reduced as a result of redemptions by Public Shareholders, which TMT Ordinary Shares will thereafter be automatically converted into Elong Class A Ordinary Shares.

If a Public Shareholder exercises its redemption rights, such exercise will not result in the loss of any TMT Rights that they may hold. Upon the Closing, each outstanding TMT Right will convert into 2/10 of one TMT Ordinary Share regardless of whether the holder has chosen to redeem their Public Shares.

With fewer Public Shares and potentially fewer Public Shareholders, Elong may not meet the listing standards for Nasdaq. In addition, with less funds available from the trust account, the working capital infusion from the trust account into Elong’s business will be reduced. Under TMT’s M&A as presently in effect, we are prohibited from redeeming Public Shares in an amount that would cause TMT’s net tangible assets (as determined in accordance with Rule 3a5 1-1 (g)(1) of the Exchange Act) to be less than $5,000,001; however, as described elsewhere, the parties are seeking approval of the holders of TMT Ordinary Shares at the extraordinary general meeting to remove this requirement from TMT’s M&A and expect to waive the corresponding condition to Closing.

Q: When do you expect the Business Combination to be completed?

A: The Business Combination is expected to be completed in the second half of 2024.

Q: Do I have appraisal rights in connection with the proposed Business Combination?

A: Holders of record of TMT Ordinary Shares may have appraisal rights in connection with the Merger under the Cayman Companies Act. TMT shareholders wishing to exercise such statutory dissenter rights and make a demand for payment of the fair value for their TMT Ordinary Shares must give written objection to the Business Combination Agreement and follow the procedures set out in Section 238 of the Cayman Companies Act, noting that any shareholder to whom the notice of dissent relates shall cease to have any of the rights of a shareholder of the Company except the right to be paid the fair value of his shares and certain other rights pursuant to section 238(7) of the Cayman Companies Act, until such dissenter rights may subsequently be lost and/or extinguished pursuant to the Cayman Companies Act. Since TMT is a SPAC entity with no assets save for the trust proceeds, in practice, this will be largely similar to the redemption price. Accordingly, TMT believes that such fair value would equal $11.14 (the redemption price per share as of August 30, 2024, after taking into account redemptions in connection with the Extension Amendment). A TMT shareholder who elects to exercise appraisal rights must do so in respect of all of the TMT Ordinary Shares that person holds and will lose their right to exercise their redemption rights as described herein. See the section of this proxy statement/prospectus titled “Extraordinary General Meeting of TMT Shareholders.” TMT shareholders are recommended to seek their own legal advice as soon as possible on the application and procedure to be followed in respect of the appraisal rights under the Cayman Companies Act.

Q: What do I need to do now?

A: TMT urges you to read this proxy statement/prospectus, including the annexes and the documents referred to herein, carefully and in their entirety and to consider how the Business Combination will affect you as a shareholder of TMT. TMT shareholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card.

Q: How do I vote?

A: The extraordinary general meeting will be held at 10:30 a.m., Eastern Time, on October 29, 2024, at the offices of the Company, located at 420 Lexington Ave, Suite 2446, New York, NY 10170, and virtually via live webcast at https://www.cstproxy.com/tmtacquisitioncorp/2024, where you will be able to listen to the meeting live and vote during the meeting. If you are a holder of record of TMT Ordinary Shares on the Record Date for the extraordinary general meeting, you may vote at the extraordinary general meeting in any of the following ways:

●	Vote by Mail: You can complete, sign, date and return the enclosed proxy card in the accompanying prepaid reply envelope. By signing the proxy card and returning it in the enclosed prepaid envelope to the specified address, you are authorizing the individuals named on the proxy card to vote your shares at the extraordinary general meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the extraordinary general meeting so that your shares will be voted if you are unable to attend the extraordinary general meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the extraordinary general meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your TMT Ordinary Shares will be voted as recommended by the TMT Board.

16

●	Vote by Internet: You can vote by visiting https://www.cstproxy.com/tmtacquisitioncorp/2024, 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time on October 28, 2024 (have your proxy card in hand when you visit the website).

●	Vote at the Extraordinary General Meeting: You can attend the extraordinary general meeting in person or virtually via live webcast at https://www.cstproxy.com/tmtacquisitioncorp/2024, and vote during the meeting by submitting a ballot or by following the instructions on the webcast website. You will need your control number for access to the website. Instructions on how to virtually attend and participate at the extraordinary general meeting are available at https://www.cstproxy.com/tmtacquisitioncorp/2024.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the extraordinary general meeting and vote in person, obtain a valid proxy from your broker, bank or nominee. In most cases you may vote by telephone or over the Internet as instructed.

Q: If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A: No. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial holder” of the shares held for you in what is known as “street name.” If this is the case, this proxy statement/prospectus may have been forwarded to you by your brokerage firm, bank or other nominee, or its agent, along with a voting instruction form, and you will need to follow the instructions included on that form in order to instruct your broker, bank or nominee as to how to vote your shares. As the beneficial holder, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Generally, if you do not provide voting instructions to your broker on a particular proposal on which your broker does not have discretionary authority to vote, your shares will not be voted on that proposal. This is called a “broker non-vote.” Your broker would be entitled to vote your shares on other routine proposals where the broker does have discretionary authority to vote. We expect that all proposals being voted on at the extraordinary general meeting will be considered non-routine under the rules of the New York Stock Exchange (“NYSE”), which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and therefore we do not expect any broker non-votes to be submitted. Accordingly, it is important that you instruct your broker, bank or nominee as to how to vote your shares.

Q: When and where will the extraordinary general meeting be held?

A: The extraordinary general meeting will be held on October 29, 2024 at 10:30 a.m., Eastern Time, at the offices of the Company, located at 420 Lexington Ave, Suite 2446, New York, NY 10170, and virtually via live webcast at https://www.cstproxy.com/tmtacquisitioncorp/2024. TMT encourages its shareholders to attend via live webcast. To participate in the meeting virtually, a TMT shareholder of record will need the control number included on their proxy card or instructions that accompanied their proxy materials, if applicable, or to obtain a proxy form from their broker, bank or other nominee. The extraordinary general meeting webcast will begin promptly at 10:30 a.m., Eastern Time. TMT shareholders are encouraged to access the TMT extraordinary general meeting prior to the start time. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be posted on the virtual meeting login page.

Q: Who is entitled to vote at the extraordinary general meeting?

A: TMT has fixed October 7, 2024 as the Record Date for the extraordinary general meeting. If you are a TMT shareholder at the close of business on the Record Date, you are entitled to vote on matters that come before the extraordinary general meeting. However, a shareholder may only vote his or her shares if he or she is present in person or is represented by proxy at the extraordinary general meeting.

Q: How many votes do I have?

A: TMT shareholders are entitled to one (1) vote at the extraordinary general meeting for each TMT Ordinary Share held of record as of the Record Date. It is expected that, as of the close of business on the Record Date for the extraordinary general meeting, there will be 6,429,615 TMT Ordinary Shares issued and outstanding.

17

Q: What constitutes a quorum?

A: A quorum of TMT shareholders is necessary to hold a valid meeting. A quorum will be present at the extraordinary general meeting if one or more TMT shareholders who together hold not less than a majority of the issued and outstanding TMT Ordinary Shares entitled to vote at the extraordinary general meeting are present in person or by proxy. It is expected that, as of the Record Date for the extraordinary general meeting, the presence of 3,214,808 TMT Ordinary Shares will be required to achieve a quorum.

Q: What vote is required to approve each proposal at the extraordinary general meeting?

A: The following votes are required for each proposal at the extraordinary general meeting:

●	The Business Combination Proposal — The approval of the Business Combination Proposal requires an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

●	The Merger and Charter Proposal — The approval of the Merger and Charter Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

●	The NTA Proposal — The approval of the NTA Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

●	The Nasdaq Proposal — The approval of the Nasdaq Proposal requires an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

●	The Non-Binding Governance Proposals — The approval of each of the Non-Binding Governance Proposals requires an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

●	The Adjournment Proposal — The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

Q: What are the recommendations of the TMT Board?

A: The TMT Board believes that the Business Combination Proposal and the other proposals to be presented at the extraordinary general meeting are in the best interest of TMT shareholders and unanimously recommends that its shareholders vote “FOR” the Business Combination Proposal, “FOR” the Merger and Charter Proposal, “FOR” the Nasdaq Proposal, “FOR” the Non-Binding Governance Proposals and “FOR” the Adjournment Proposal. The existence of financial and personal interests of one or more of TMT’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of TMT and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, TMT’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1: The Business Combination Proposal — Interests of TMT’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

Q: How does the Sponsor intend to vote its shares?

A: The Sponsor and the other Insiders have agreed, subject to applicable securities laws, to vote all the Founder Shares and TMT Private Placement Shares (as well as any Public Shares subsequently purchased by them) in favor of the Business Combination. The Sponsor also has agreed to, and the other Insiders have indicated their intention to, vote in favor of the other proposals to be presented at the extraordinary general meeting, including the other Condition Precedent Proposal, subject to applicable securities laws. As of the date of this proxy statement/prospectus, the Sponsor and the other Insiders own 1,870,000 of the issued and outstanding TMT Ordinary Shares.

The Sponsor and TMT’s directors, officers, advisors and their respective affiliates may purchase TMT Ordinary Shares, TMT Units or TMT Rights in privately negotiated transactions or in the open market either prior to or following the completion of the Business Combination. If the Sponsor or TMT’s directors, officers, advisors or their respective affiliates engage in such transactions prior to the completion of the Business Combination, the purchase will be at a price no higher than the price offered through the redemption process. Any such securities purchased by the Sponsor or TMT’s directors, officers, advisors or their respective affiliates, or any other third party that would vote at the direction of the Sponsor or TMT’s directors, officers, advisors or their respective affiliates, will not be voted in favor of approving the Business Combination. However, the Sponsor and TMT’s directors, officers, advisors and their respective affiliates have no current commitments, plans or intentions to engage in any such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the trust account will be used to purchase TMT Ordinary Shares, TMT Units or TMT Rights in such transactions. If the Sponsor or TMT’s directors, officers, advisors or their respective affiliates engage in such transactions, they will make any such purchases only when they are not in possession of any material non-public information (unless such information is disclosed to the seller) and only in compliance with Regulation M under the Exchange Act and all other federal securities laws.

18

Such a purchase would include a contractual acknowledgement that such shareholder, although still the record holder of TMT Ordinary Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or TMT’s directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from Public Shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. The Sponsor and the other Insiders (including TMT’s officers and directors) have entered into an agreement with TMT, pursuant to which they have agreed to waive their redemption rights with respect to their Founder Shares, TMT Private Placement Shares and Public Shares.

The purpose of such purchases would be to ensure (i) that such shares would not be redeemed in connection with the Business Combination, (ii) that TMT’s net tangible assets are at least $5,000,001, in the event this requirement remains applicable, and/or (iii) that Elong will satisfy the listing standards of Nasdaq, where it appears that any such requirement would otherwise not be met. Any such purchases of our securities may result in the completion of the Business Combination that may not otherwise have been possible.

In addition, if such purchases are made, the public “float” of TMT Ordinary Shares may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on Nasdaq or another national securities exchange.

The Sponsor and TMT’s directors, officers, advisors and their respective affiliates anticipate that they may identify the shareholders with whom they may pursue privately negotiated purchases by either the shareholders contacting us directly or by our receipt of redemption requests submitted by shareholders following our mailing of proxy materials in connection with the Business Combination. To the extent that the Sponsor or TMT’s officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling shareholders who have expressed their election to redeem their shares for a pro rata share of the trust account or vote against the Business Combination Proposal, but only if such shares have not already been voted at the extraordinary general meeting.

To the extent that the Sponsor or TMT’s officers, directors, advisors or their respective affiliates enter into any such private purchase prior to the extraordinary general meeting, TMT will file a current report on Form 8-K to disclose (i) the amount of securities purchased in any such purchases, along with the purchase price; (ii) the purpose of any such purchases; (iii) the impact, if any, of any such purchases on the likelihood that the Business Combination will be approved; (iv) the identities or the nature of the security holders (e.g., 5% security holders) who sold their securities in any such purchases; and (v) the number of securities for which TMT has received redemption requests pursuant to its shareholders’ redemption rights in connection with the Business Combination.

Any purchases by the Sponsor or TMT’s officers, directors or their respective affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) and Rule 10b-5 of the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser.

None of the Sponsor and TMT’s officers, directors, advisors and their affiliates will make purchases of TMT Ordinary Shares if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act.

The existence of financial and personal interests of one or more of TMT’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of TMT and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, TMT’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1: The Business Combination Proposal — Interests of TMT’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

19

Q: What interests do the Sponsor and TMT’s officers and directors have in the Business Combination?

A: The personal and financial interests of the Sponsor, officers and directors may influence or have influenced their motivation in identifying and selecting a target for the Business Combination, their support for completing the Business Combination and the operation of Elong following the Business Combination.

The Sponsor and its permitted transferee own 1,500,000 Founder Shares, which were issued for the payment of an aggregate of $25,000 of expenses on behalf of TMT. Such securities had an aggregate market value of approximately $16,665,000 based upon the closing price of $11.11 per TMT Ordinary Share on Nasdaq on August 30, 2024. In addition, in the TMT Private Placement consummated concurrently with TMT’s IPO, the Sponsor purchased 370,000 TMT Units at a price of $10.00 per unit, for an aggregate purchase price of $3,700,000. Such securities had an aggregate market value of approximately $4,151,400 based upon the closing price of $11.22 per TMT Unit on Nasdaq on August 30, 2024. TMT’s directors and officers also have pecuniary interests in the Founder Shares held by the Sponsor through their ownership interest in the Sponsor. The Sponsor has agreed to waive its rights to liquidating dissolutions from the trust account.

The Sponsor may be incentivized to complete the Business Combination, or an alternative business combination with a less favorable company or on terms less favorable to TMT shareholders, rather than to liquidate, in which case the Sponsor would lose its entire investment. In addition, because the Sponsor purchased the Founder Shares for $0.017 per share, the Sponsor may receive a positive return on its Founder Shares (and on its investment as a whole), even if Public Shareholders experience a negative return on their investment after consummation of the Business Combination. As a result, the Sponsor and other officers and directors may have a conflict of interest in determining whether Elong is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of the Business Combination.

Furthermore, TMT’s officers and directors, and their affiliates, may be entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on TMT’s behalf, such as identifying and investigating possible business targets and business combinations. However, if TMT fails to consummate a business combination within the completion window, they will not have any claim against the trust account for reimbursement. Accordingly, TMT may not be able to reimburse these expenses if the Business Combination or another business combination is not completed within the completion window. In considering these facts and the other information contained in this proxy statement/prospectus, you should be aware that TMT’s directors and officers may have financial interests in the Business Combination that may be different from, or in addition to, the interests of TMT shareholders, including as a result of their ownership interests in the Sponsor.

In addition to the interests described above, the Sponsor, some of TMT’s officers and directors and others may have the following conflicts:

●	The Sponsor, TMT’s officers and directors, or their affiliates, may from time to time, prior to or in connection with the initial business combination, make loans to TMT for working capital purposes and may advance funds to TMT in connection with the extension of the date by which TMT must consummate an initial business combination. If TMT does not complete a business combination, TMT does not expect to repay any such loans or advances.

●	If TMT is unable to complete a business combination within the completion window, the Sponsor will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by TMT for services rendered or contracted for or products sold to TMT. If TMT consummates a business combination, on the other hand, TMT will be liable for all such claims.

●	Pursuant to the Registration Rights Agreement to be entered into in connection with the Business Combination, the Sponsor and certain Elong shareholders (including the holders of Warrant Shares) will be able to demand that Elong register their registrable securities under certain circumstances and will each also have piggyback registration rights for these securities. The registration of these securities will permit the public sale of such securities, subject to certain contractual restrictions imposed by the Lock-Up Agreement. The presence of these additional shares trading in the public market may have an adverse effect on the market price of the Elong Class A Ordinary Shares.

●	TMT’s existing directors and officers will be eligible for continued indemnification and continued coverage under a directors’ and officers’ liability tail insurance after the Business Combination, which would not be the case if TMT was unable to consummate an initial business combination.

The personal and financial interests of TMT’s officers and directors may have influenced their motivation in identifying and selecting Elong and completing a business combination with Elong. This risk may become more acute as the deadline of December 30, 2024 for completing a business combination nears.

The TMT Board was aware of and considered these interests, among other matters, in reaching the determination that the Business Combination Agreement and the transactions contemplated thereby, including the Merger, were advisable and in the best interests of, TMT and its shareholders. See the section entitled “Proposal 1—The Business Combination Proposal—Interests of Certain Persons in the Business Combination” of this proxy statement/prospectus for a detailed discussion of the special interests that the Sponsor and TMT directors and officers may have in the Business Combination.

Q: What happens if I sell my TMT Ordinary Shares before the extraordinary general meeting?

A: The Record Date for the extraordinary general meeting is earlier than the date of the extraordinary general meeting and earlier than the date that the Business Combination is expected to be completed. If you transfer your Public Shares after the applicable Record Date, but before the extraordinary general meeting, unless you grant a proxy to the transferee, you will retain your right to vote at such extraordinary general meeting, but the transferee, and not you, will have the ability to redeem such shares (if time permits).

Q: May I change my vote after I have delivered my signed proxy card or voting instruction card?

A: Yes. If you are a shareholder of record of TMT Ordinary Shares as of the close of business on the Record Date, you can change or revoke your proxy before it is voted at the meeting in one of the following ways:

●	Submit a new proxy card bearing a later date; or

●	Vote in person or electronically at the extraordinary general meeting by visiting https://www.cstproxy.com/tmtacquisitioncorp/2024 and entering the control number found on your proxy card, voting instruction form or notice you previously received. Please note that your attendance at the extraordinary general meeting will not alone serve to revoke your proxy.

If you are a beneficial holder of TMT Ordinary Shares held in “street name” as of the close of business on the Record Date, you can change or revoke your voting instructions by following the instructions provided by your broker or bank.

Q: What happens if I fail to take any action with respect to the extraordinary general meeting?

A: If you fail to take any action with respect to the extraordinary general meeting and the Business Combination is approved by shareholders and the Business Combination is consummated, you will become a shareholder of Elong. However, if you fail to vote with respect to the extraordinary general meeting, you will nonetheless be eligible to elect to redeem your Public Shares in connection with the Business Combination. If you fail to take any action with respect to the extraordinary general meeting and the Business Combination is not approved, you will remain a holder of TMT Ordinary Shares and/or TMT Rights.

Q: What happens if I abstain from voting or do not vote with respect to a proposal?

A: For purposes of the TMT extraordinary general meeting, an abstention occurs with respect to a proposal when a shareholder returns a ballot or a proxy and marks “ABSTAIN” with respect to such proposal.

If you abstain from voting with respect a proposal, or if you do not vote on a proposal (whether as a result of a broker non-vote or because do not submit a proxy by mail, internet or telephone and do not attend the meeting in person or virtually and vote at the meeting), your abstention or failure to vote will have no effect on the vote on such proposal.

Q: What should I do with the certificates for my TMT Ordinary Shares, TMT Rights and/or TMT Units?

A: TMT shareholders who exercise their redemption rights must deliver their Public Shares to Continental, either physically (by delivering the certificates for such shares) or electronically, prior to the extraordinary general meeting. TMT shareholders who hold their Public Shares as part of TMT Units and wish to exercise their redemption rights must elect to separate their TMT Units into the underlying TMT Ordinary Shares and TMT Rights in order to deliver their Public Shares and exercise such redemption rights.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above under the question “How do I exercise my redemption rights?” prior to 5:00 p.m., Eastern Time, on October 25, 2024 (two (2) business days before the extraordinary general meeting) in order for their Public Shares to be redeemed.

Holders of TMT Rights should not submit the certificates relating to their TMT Rights. In addition, Public Shareholders who do not elect to have their Public Shares redeemed for the pro rata share of the trust account should not submit the certificates relating to their TMT Ordinary Shares or TMT Units.

20

Q: What should I do if I receive more than one set of voting materials?

A: TMT shareholders may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction form that you receive in order to cast a vote with respect to all of your TMT Ordinary Shares.

Q: Who will solicit and pay the cost of soliciting proxies for the extraordinary general meeting?

A: TMT will pay the cost of soliciting proxies for the extraordinary general meeting. TMT has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the extraordinary general meeting. TMT has agreed to pay a fee of $14,500, plus fees and expenses (to be paid with non-trust account funds). TMT will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of TMT Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of TMT Ordinary Shares and in obtaining voting instructions from those owners. TMT’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q: Where can I find the voting results of the extraordinary general meeting?

A: The preliminary voting results will be expected to be announced at the extraordinary general meeting. TMT will publish final voting results of the extraordinary general meeting in a Current Report on Form 8-K within four business days after the extraordinary general meeting.

Q: Who can help answer my questions?

A: If you have questions about the Business Combination or if you need additional copies of this proxy statement/prospectus, any document incorporated by reference in this proxy statement/prospectus or the enclosed proxy card, you should contact:

Laurel Hill Advisory Group, LLC

Call Toll Free: (855) 414-2266
Banks and Brokers Call Collect: (516) 933-3100
Email: info@laurelhill.com

You also may obtain additional information about TMT from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.” If you are a holder of Public Shares and you intend to seek redemption of your Public Shares, you will need to deliver your Public Shares (either physically or electronically) to Continental at the address below prior to the extraordinary general meeting. Holders must complete the procedures for electing to redeem their Public Shares in the manner described above under the question “How do I exercise my redemption rights?” prior to 5:00 p.m., Eastern Time, on October 25, 2024 (two (2) business days before the extraordinary general meeting) in order for their shares to be redeemed. If you have questions regarding the separation of your TMT Units or delivery of your TMT Ordinary Shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

21

DELIVERY OF DOCUMENTS TO TMT’S SHAREHOLDERS

Pursuant to the rules of the SEC, TMT and vendors that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of this proxy statement/prospectus, unless TMT has received contrary instructions from one or more of such shareholders. Upon written or oral request, TMT will deliver a separate copy of this proxy statement/prospectus to any shareholder at a shared address to which a single copy of this proxy statement/prospectus was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of the proxy statement may likewise request that TMT deliver single copies of this proxy statement/prospectus in the future. Shareholders may notify TMT of their requests by contacting the proxy solicitor as follows:

Laurel Hill Advisory Group, LLC

Call Toll Free: (855) 414-2266
Banks and Brokers Call Collect: (516) 933-3100
Email: info@laurelhill.com

22

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS

This summary highlights selected information from this proxy statement/prospectus and may not contain all of the information that is important to you. To better understand the Proposals to be submitted for a vote at the Shareholder Meeting, whether or not you plan to attend such meeting, you should read this entire document carefully, including the Business Combination Agreement, attached as Annex A to this proxy statement/prospectus. The Business Combination Agreement is the legal document that governs the Business Combination and the other transactions that will be undertaken in connection therewith. The Business Combination Agreement is also described in detail in this proxy statement/prospectus in the section entitled “Proposal No. 1: The Business Combination Proposal — The Business Combination Agreement.” This proxy statement/prospectus also includes forward-looking statements that involve risks and uncertainties. See “Cautionary Note Regarding Forward-Looking Statements.”

Parties to the Business Combination

TMT

TMT is a blank check company incorporated on July 6, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. TMTs Ordinary Shares, Rights and Units are currently quoted on the Nasdaq Global Market under the symbols “TMTC” “TMTCR” and “TMTCU” respectively. TMT’s executive offices are located at 420 Lexington Ave, Suite 2446, New York, NY 10170, and its telephone number is (347) 627-0058.

On August 20, 2021, TMT issued an aggregate of 1,437,500 Founder Shares to the Sponsor for an aggregate purchase price of $25,000, or approximately $0.017 per share. On January 6, 2022, the TMT Board and the Sponsor, as the sole shareholder of TMT, approved, through a special resolution, the following share capital changes:

●	each of the authorized but unissued 150,000,000 Class A ordinary shares were cancelled and re-designated as ordinary shares of $0.0001 par value each;

●	each of the 1,437,500 Class B ordinary shares in issue were exchanged in consideration for the issuance of 1,437,500 TMT Ordinary Shares; and

●	upon completion of the above steps, the authorized but unissued 10,000,000 Class B ordinary shares were cancelled.

In January 2022, TMT issued an additional 287,500 TMT Ordinary Shares to the Sponsor for no additional consideration, resulting in the Sponsor holding an aggregate of 1,725,000 TMT Ordinary Shares. The issuance was considered as a nominal issuance, in substance a recapitalization transaction, which was recorded and presented retroactively. The issuance included an aggregate of up to 225,000 TMT Ordinary Shares subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part. With the consummation of the IPO (including the failure to exercise by the underwriter of its over-allotment option), 225,000 of the 1,725,000 shares were forfeited, resulting in our Sponsor holding an aggregate of 1,500,000 Founder Shares.

On March 30, 2023, TMT consummated its IPO of 6,000,000 TMT Units. Each TMT Unit consisted of one TMT Ordinary Share and one TMT Right. The TMT Units were sold at an offering price of $10.00 per TMT Unit, generating total gross proceeds of $60,000,000.

Simultaneously with the consummation of the IPO and the sale of the TMT Units, TMT consummated the TMT Private Placement of 370,000 units, each consisting of one TMT Ordinary Share and one TMT Private Placement Right, to the Sponsor at a price of $10.00 per unit, generating total proceeds of $3,700,000. A total of $61,200,000 of the net proceeds from the IPO and the TMT Private Placement were placed in the trust account, a U.S.-based account established for the benefit of the Public Shareholders and maintained by Continental, acting as trustee.

Simultaneously with the consummation of the IPO, TMT also issued to the Representative, pursuant to the underwriting agreement, 270,000 Representative Shares. The Representative has agreed to waive its redemption rights with respect to such shares in connection with the completion of the Business Combination.

Elong

Elong is a Cayman Islands exempted company that, through its operating subsidiaries, is committed to the research and development, manufacturing, sales and service of high-power lithium-ion batteries for electric vehicles and construction machinery, as well as large-capacity, long-cycle lithium-ion batteries for energy storage systems. Elong is led by Ms. Xiaodan Liu, Elong’s Chairwoman and CEO. Elong’s executive offices are located at Gushan Standard Factory Building Project, Ganzhou New Energy Vehicle Technology City, located at West Gushan Road and North Xingguang Road, Ganzhou City, Jiangxi Province, 341000, PRC, and its telephone number is (86) 13011896849.

23

Merger Sub

Merger Sub is a wholly-owned subsidiary of Elong formed solely for the purpose of effectuating the Merger. Merger Sub was incorporated under the laws of the Cayman Islands on January 12, 2024. Merger Sub does not own any material assets and does not operate any business. After the consummation of the Business Combination, Merger Sub will cease to exist as a separate legal entity. The mailing address of Merger Sub is Gushan Standard Factory Building Project, Ganzhou New Energy Vehicle Technology City, located at West Gushan Road and North Xingguang Road, Ganzhou City, Jiangxi Province, 341000, PRC, and its telephone number is (86) 13011896849.

TMT Shareholder Proposals

Proposal 1 – The Business Combination Proposal

TMT is asking its shareholders to approve in all respects (i) the Business Combination Agreement, (ii) the other Transaction Documents (as defined in the Business Combination Agreement), and (iii) the completion of the transactions contemplated by the Business Combination Agreement and such Transaction Documents, in accordance with the terms and subject to the conditions set forth in the Business Combination Agreement and such Transaction Documents.

Proposal 2 – The Merger and Charter Proposal

TMT is asking its shareholders to (i) adopt and approve in all respects the Plan of Merger to be filed with the Registrar of Companies of the Cayman Islands, a copy of which is attached to the proxy statement/prospectus as Annex B-1, and the transactions contemplated thereunder, including, without limitation the Merger, and (ii) amend and restate the amended and restated memorandum and articles of association of TMT currently in effect by the deletion in their entirety and the substitution in their place of the proposed amended and restated memorandum and articles of association of the surviving company of the Merger, the form of which is attached hereto as Annex B-2, with effect from the effective time of the Merger.

Proposal 3 – The NTA Proposal

TMT is asking its shareholders to approve the deletion of (i) the sentence”, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets (after payment of the deferred underwriting commissions) to be less than US$5,000,001” at the end of Article 37.2(b) and (ii) the sentence”, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001” at the end of Article 37.6, in each case, of TMT’s current third amended and restated articles of association, to remove the restriction for TMT to consummate a shareholder redemption offer in connection with a tender offer or a vote held to approve a proposed business combination if the redemptions made would cause TMT’s net tangible assets to be less than US$5,000,001 (the “NTA Amendment”).

Proposal 4 – The Nasdaq Proposal

TMT is asking its shareholders to approve in all respects, for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, the issuance of TMT Ordinary Shares to Elong in connection with the Merger.

Proposal 5 – The Non-Binding Governance Proposals

TMT is asking its shareholders to approve, on a non-binding advisory basis, certain material differences between TMT’s M&A and New Elong’s M&A, presented separately in accordance with the SEC’s requirements. TMT encourages shareholders to carefully review the information set out in the section entitled “Proposal No. 5: The Non-Binding Governance Proposals,” the full text of TMT’s M&A, incorporated by reference as Exhibit 3.1, and the full text of New Elong’s M&A, attached hereto as Annex C.

Proposal 6 – The Adjournment Proposal

TMT is asking its shareholders to approve the adjournment of the extraordinary general meeting to a later date or dates, if it is determined by the officer presiding over the extraordinary general meeting that more time is necessary for TMT to consummate the Merger and the other transactions contemplated by the Business Combination Agreement. The presiding officer may elect whether to present the Adjournment Proposal. If the Adjournment Proposal is presented, the other proposals will not be presented.

Please see the sections titled “The Extraordinary General Meeting of TMT Shareholders” on page 79 for more information on the foregoing Proposals.

TMT Board’s Reasons for Approval of the Business Combination

Please see the section titled “Proposal 1: The Business Combination Proposal — Recommendation of the TMT Board and Reasons for the Business Combination” on page 85.

24

Date, Time and Place of Extraordinary General Meeting of TMT’s Shareholders

The extraordinary general meeting of the shareholders of TMT will be held at 10:30 a.m., Eastern Time, on October 29, 2024, at the offices of the Company, located at 420 Lexington Ave, Suite 2446, New York, NY 10170, and virtually via live webcast at https://www.cstproxy.com/tmtacquisitioncorp/2024 and via teleconference using the below dial-in information, to consider and vote upon the Business Combination Proposal, the Merger and Charter Proposal, the Nasdaq Proposal, the Non-Binding Governance Proposals and, if necessary, the Adjournment Proposal.

US Toll Free:	(800) 450-7155
International:	(857) 999-9155
Participant Passcode:	6563505#

Voting Power; Record Date

It is expected that, as of October 7, 2024, the Record Date, there will be 6,429,615 TMT Ordinary Shares issued and outstanding. Only TMT’s shareholders who hold TMT Ordinary Shares of record as of the close of business on October 7, 2024, the Record Date, will be entitled to vote at the Extraordinary General Meeting or any adjournment of the Extraordinary General Meeting. Approval of the Merger and Charter Proposal will require the affirmative vote of the holders of two-thirds of the issued and outstanding TMT Ordinary Shares present and entitled to vote at the Extraordinary General Meeting, and approval of each of the Business Combination Proposal, the Nasdaq Proposal, the Non-Binding Governance Proposals, and the Adjournment Proposal will require the affirmative vote of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

Even if the Business Combination Proposal and the Merger and Charter Proposal are approved, if TMT’s net tangible assets are less than $5,000,001 as of the Closing, then the Business Combination may not be completed, unless the NTA Proposal is approved and the corresponding condition to closing is waived by the parties, as expected. If TMT does not receive proceeds from any other sources, TMT estimates that it would have less than the required amount of net tangible assets, if holders of more than 93% of the outstanding Public Shares (after taking into account redemptions in connection with the Extension Amendment) exercise their redemption rights, assuming a redemption price of $11.14 per share (the redemption price as of August 30, 2024, after taking into account redemptions in connection with the Extension Amendment). However, even in the event this requirement continues to apply, this requirement may be satisfied through the receipt by TMT of proceeds other than from the trust account, such as proceeds received in an equity financing.

It is expected that, as of October 7, 2024, the Record Date, the Sponsor and the other Insiders will own and be entitled to vote 1,870,000 TMT Ordinary Shares, or approximately 29.1% of the outstanding TMT Ordinary Shares. The Sponsor and the other Insiders have agreed to vote their TMT Ordinary Shares in favor of the Business Combination Proposal, subject to applicable securities laws. The Sponsor also has agreed to, and the other Insiders have indicated their intention to, vote in favor of the other proposals to be presented at the extraordinary general meeting, including the other Condition Precedent Proposal, subject to applicable securities laws.

Quorum and Vote for TMT Shareholders

A quorum of TMT shareholders is necessary to hold a valid meeting. A quorum will be present at the extraordinary general meeting if one or more TMT shareholders who together hold not less than a majority of the issued and outstanding TMT Ordinary Shares entitled to vote at the extraordinary general meeting are present in person or by proxy. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the extraordinary general meeting. We do not expect any broker non-votes. It is expected that, as of the Record Date for the extraordinary general meeting, 3,214,808 TMT Ordinary Shares will be required to achieve a quorum.

The proposals presented at the extraordinary general meeting require the following votes:

●	The Business Combination Proposal — The approval of the Business Combination Proposal requires an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

●	The Merger and Charter Proposal — The approval of the Merger and Charter Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

●	The NTA Proposal — The approval of the NTA Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

●	The Nasdaq Proposal — The approval of the Nasdaq Proposal requires an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

●	The Non-Binding Governance Proposals — The approval of each of the Non-Binding Governance Proposals requires an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

●	The Adjournment Proposal — The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting.

The Sponsor and the other Insiders have agreed to vote their TMT Ordinary Shares in favor of the Business Combination Proposal, subject to applicable securities laws. The Sponsor also has agreed to, and the other Insiders have indicated their intention to, vote in favor of the other proposals to be presented at the extraordinary general meeting, including the other Condition Precedent Proposal, subject to applicable securities laws.

25

Redemption Rights

Pursuant to the Existing Charter, a Public Shareholder, excluding the Sponsor and TMT’s officers and directors, may request that TMT redeem all or a portion of such shareholder’s Public Shares for cash if the Business Combination is consummated. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	submit a written request to Continental, TMT’s transfer agent, in which you (a) request that TMT redeem all or a portion of your TMT Ordinary Shares for cash, and (b) identify yourself as the beneficial holder of the TMT Ordinary Shares and provide your legal name, phone number and address; and

(ii)	deliver your Public Shares to Continental physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on October 25, 2024 (two (2) business days before the extraordinary general meeting) in order for their shares to be redeemed. Public Shareholders may elect to redeem their Public Shares whether they vote “for” or “against” or do not vote at all on the Business Combination Proposal or any other proposal to be presented at the extraordinary general meeting.

Holders of TMT Units must elect to separate the TMT Units into the underlying TMT Ordinary Shares and TMT Rights prior to exercising redemption rights with respect to the Public Shares. If holders hold their TMT Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the TMT Units into the underlying TMT Ordinary Shares and TMT Rights, or if a holder holds TMT Units registered in its own name, the holder must contact Continental, TMT’s transfer agent, directly and instruct it to do so.

If the Business Combination is not consummated, the Public Shares will be returned to the respective holder, broker, or bank. If the Business Combination is consummated, and if a Public Shareholder properly exercises its right to redeem all or a portion of the Public Shares that they hold and timely delivers its shares to Continental, TMT will redeem such Public Shares for a per-share price, payable in cash, equal to the pro rata portion of the trust account, calculated as of two (2) business days prior to the consummation of the Business Combination (net of taxes paid and payable). For illustrative purposes, as of August 30, 2024, after taking into account redemptions in connection with the Extension Amendment, this would have amounted to approximately $11.14 per issued and outstanding Public Share. If a Public Shareholder exercises its redemption rights in full, then it will be electing to exchange its Public Shares for cash and will no longer own Public Shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The transfer agent will typically charge the tendering broker $175 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder. In the event the proposed Business Combination is not consummated this may result in an additional cost to shareholders for the return of their shares.

Any request to redeem such shares, once made, may be withdrawn at any time up to the date of the Shareholder Meeting or, with TMT’s consent, after the Shareholder Meeting and prior to the Closing. Furthermore, if you deliver your certificate in connection with an election of redemption rights and subsequently decides prior to the date of the Shareholder Meeting not to elect to exercise such rights, you may simply request that Continental return the certificate (physically or electronically). If you submit a redemption request to Continental and later decide prior to the extraordinary general meeting not to elect redemption, you may request to withdraw the redemption request. You may make such request by contacting Continental at the phone number or address listed in see “Questions and answers — Q: Who can help answer my questions?”

26

Any corrected or changed written exercise of redemption rights must be received by Continental prior to the vote taken on the Business Combination Proposal at the extraordinary general meeting unless otherwise agreed to by TMT. No request for redemption will be honored unless the holder’s TMT Ordinary Shares and other redemption forms have been delivered to Continental either physically (in case the shares are held in certificated form) or electronically (in case the shares are held through DTC), at least two (2) business days prior to the vote at the extraordinary general meeting.

Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of TMT Ordinary Shares, will not, without TMT’s prior consent, redeem its TMT Ordinary Shares with respect to more than an aggregate of 15% of the TMT Ordinary Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the TMT Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

The Sponsor and the other Insiders have waived their redemption rights in connection with the consummation of the Business Combination, with respect to any TMT Ordinary Shares held by them. The Representative also has waived its redemptions rights in connection with the consummation of the Business Combination, with respect to the Representative Shares. No person was paid any consideration in exchange for these waivers. The Founder Shares, Representative Shares and TMT Private Placement Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement/prospectus, the Sponsor and the other Insiders, collectively, own 29.1%, and the Representative Shares represent 4.2%, of the issued and outstanding TMT Ordinary Shares.

The closing price of TMT Ordinary Shares on August 30, 2024 was $11.11. For illustrative purposes, as of August 30, 2024, after taking into account redemptions in connection with the Extension Amendment, funds in the trust account plus accrued interest thereon totaled approximately $47,771,262, or approximately $11.14 per issued and outstanding Public Share ($7.43 per issued and outstanding TMT Ordinary Share).

Prior to exercising redemption rights, Public Shareholders should verify the market price of TMT Ordinary Shares as they may receive higher proceeds from the sale of their TMT Ordinary Shares in the public market than from exercising their redemption rights, if the market price per share is higher than the redemption price. TMT cannot assure its shareholders that they will be able to sell their TMT Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

Appraisal Rights

Holders of record of TMT Ordinary Shares may have appraisal rights in connection with the Merger under the Cayman Companies Act. For more information, see “Extraordinary General Meeting of TMT Shareholders — Appraisal or Dissenters’ Rights.”

Proxy Solicitation

Proxies may be solicited by mail, telephone or in person. TMT has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies.

If a shareholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the extraordinary general meeting. A shareholder also may change its vote by submitting a later-dated proxy as described in the section entitled “Extraordinary General Meeting of TMT — Revoking Your Proxy.”

27

Interests of TMT’s Directors and Officers and Others in the Business Combination

When you consider the recommendation of the TMT Board in favor of approval of the Business Combination Proposal, you should keep in mind that the initial shareholders, including TMT’s directors and executive officers, have interests in such proposal that are different from, or in addition to, those of TMT shareholders generally. These interests include, among other things, the interests listed below:

●	Prior to TMT’s initial public offering, the Sponsor acquired 1,500,000 TMT Ordinary Shares, at an effective aggregate purchase price of $25,000, or approximately $0.017 per share. Subsequently, the Sponsor transferred 153,000 Founder Shares to a business partner. In addition, in the TMT Private Placement consummated concurrently with TMT’s IPO, the Sponsor purchased 370,000 TMT Units at a price of $10.00 per unit, for an aggregate purchase price of $3,700,000.

○	The Founder Shares and the TMT Units purchased in the TMT Private Placement have a market value of $16,665,000 and $4,151,400, respectively, based on the closing price of the TMT Ordinary Shares and TMT Units on the Nasdaq Global Market on August 30, 2024. If TMT does not consummate the Business Combination or another business combination by December 30, 2024, it would cease all operations except for the purpose of winding up, redeeming all of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and the TMT Board, dissolving and liquidating, subject in each case to its obligations under the Cayman Islands Companies Act to provide for the claims of creditors and the requirements of other applicable law. In such event, the 1,500,000 Founder Shares owned by the Sponsor and certain other Insiders would be worthless because following the redemption of the Public Shares, TMT would likely have few, if any, net assets and because the Sponsor and the other Insiders have agreed to waive their respective rights to liquidating dissolutions from the trust account in respect of any TMT Ordinary Shares, TMT Rights or TMT Units held by them, as applicable, if TMT fails to complete a business combination within the required period. Additionally, in such an event, the 370,000 TMT Units purchased by the Sponsor in the TMT Private Placement will also expire worthless.

○	Because the Sponsor and the other Insiders purchased the Founder Shares for $0.017 per share, they may receive a positive return on their Founder Shares, even if Public Shareholders experience a negative return on their investment after consummation of the Business Combination.

Certain of the Insiders, including Mr. Zhang and Ms. Li, also have a direct or indirect economic interest, through their ownership interest in the Sponsor, in the Founder Shares and in the TMT Units purchased in the TMT Private Placement.

●	The Sponsor, TMT’s officers and directors, or their affiliates, may from time to time, prior to or in connection with the initial business combination, make loans to TMT for working capital purposes and may advance funds to TMT in connection with the extension of the date by which TMT must consummate an initial business combination. Any such loans or advances will be represented by promissory notes. If the Business Combination (or another initial business combination) is completed, the promissory notes may be repaid or up to $1,800,000 of the promissory notes may be convertible into TMT Units at a price of $10.00 per unit at the option of the lender. If TMT does not complete its initial business combination within the required period, it may use a portion of its working capital held outside the trust account to repay such advances and any other working capital advances made to TMT, but no proceeds held in the trust account would be used to repay such advances and any other working capital advances made to TMT. The letter agreement with the Sponsor and the other Insiders contains a provision pursuant to which such persons have agreed to waive their right to be repaid for such loans out of the funds held in the trust account in the event that TMT does not complete a business combination. Accordingly, if TMT does not complete a business combination, TMT does not expect to repay any amounts outstanding under the above promissory notes. As of the date of this proxy statement/prospectus, no such promissory notes are outstanding.

●	TMT’s executive officers and directors, or any of their respective affiliates, including the Sponsor and other entities affiliated with TMT and the Sponsor, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on TMT’s behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations (including the Business Combination).

●	In the event that TMT fails to consummate a business combination within the prescribed time frame (pursuant to TMT’s M&A), TMT will be required to provide for payment of claims of creditors that were not waived that may be brought against TMT within the ten (10) years following such liquidation. In order to protect the amounts held in TMT’s trust account, the Sponsor has agreed, subject to certain exceptions, that it will be liable to TMT if and to the extent any claims by a third party (other than TMT’s independent auditors) for services rendered or products sold to TMT, or a prospective target business with which TMT has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.10 per Public Share and (ii) such lesser amount per Public Share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act.

28

●	Pursuant to the Registration Rights Agreement, the Sponsor and certain Elong shareholders (including the holders of Warrant Shares) will have customary registration rights, including three sets of demand rights and piggy-back rights, with respect to the shares of Elong Class A Ordinary Shares held by such parties following the consummation of the Business Combination. See “Certain Relationships and Related Person Transactions — TMT.”

●	TMT’s existing directors and officers will be eligible for continued indemnification and continued coverage under a directors’ and officers’ liability tail insurance after the Business Combination, which would not be the case if TMT was unable to consummate an initial business combination.

If TMT is unable to complete the Business Combination or another initial business combination within the required time period, the aggregate dollar amount that the Sponsor, the other Insiders and their respective affiliates, including Mr. Zhang and Ms. Li, have at risk that depends on completion of the Business Combination or another initial business combination is $20,866,400, comprised of (i) $20,816,400 in aggregate market value of the Founder Shares and TMT Units (based on the closing price of the TMT Ordinary Shares and TMT Units on the Nasdaq Global Market on August 30, 2024), and (ii) $50,000 of unpaid expenses incurred by the Sponsor and TMT’s officers and directors and their affiliates in connection with the administrative services agreement as of August 30, 2024.

The existence of financial and personal interests of one or more of TMT’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of TMT and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, TMT’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of TMT’s Directors and Executive Officers in the Business Combination.”

Recommendation of the TMT Board

After careful consideration of the terms and conditions of the Business Combination Agreement, the TMT Board has determined that Business Combination and the transactions contemplated thereby are fair to and in the best interests of TMT and its shareholders. In reaching its decision with respect to the Business Combination, the TMT Board reviewed various industry and financial data and the due diligence and evaluation materials provided by Elong. The TMT Board recommends that TMT’s shareholders vote:

●	FOR the Business Combination Proposal;

●	FOR the Merger and Charter Proposal;

●	FOR the Nasdaq Proposal;

●	FOR the Non-Binding Governance Proposals; and

●	FOR the Adjournment Proposal.

Conditions to Closing of the Business Combination

The Business Combination Agreement Business Combination Agreement provides that the obligations of the parties to consummate the Merger are conditioned on, among other things, (i) receipt of required consents and approvals from certain governmental authorities, including the CSRC pursuant to the Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies, (ii) there being no agreement between Elong or TMT and any governmental authority pursuant to which Elong or TMT has agreed not to consummate the Business Combination, (iii) no governmental authority of competent jurisdiction having enacted or issued any law (whether temporary, preliminary or permanent), in each case that is in effect and which has the effect of restraining, enjoining or prohibiting the consummation of the transaction, (iv) TMT having at least $5,000,001 of net tangible assets as of the Closing, although, as described elsewhere, the parties are seeking approval of the holders of TMT Ordinary Shares at the extraordinary general meeting to remove the corresponding requirement from TMT’s M&A and expect to waive this condition to Closing, (v) that the Elong Class A Ordinary Shares have been approved for listing by Nasdaq, (vi) Elong, TMT and Merger Sub having each performed and complied in all material respects with the obligations, covenants and agreements required by the Business Combination Agreement to be performed or complied with by it at or prior to the Effective Time, (vii) customary bring down conditions related to the accuracy of the parties’ respective representations and warranties in the Business Combination Agreement having been satisfied, (viii) the registration statement filed by Elong with the SEC, of which the accompanying proxy statement/prospectus is a part, having become effective, and (ix) TMT shareholders’ approval of the proposals to be presented at the extraordinary general meeting having been obtained.

29

Comparison of Shareholder Rights

See the section of this proxy statement/prospectus entitled “Comparison of Corporate Governance and Shareholder Rights.”

Material U.S. Federal Income Tax Considerations

The parties to the Business Combination Agreement structured the Business Combination to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. However, as discussed in further detail in the section titled “Material U.S. Federal Income Tax Considerations — U.S. Federal Income Tax Considerations of the Business Combination” there are significant legal uncertainties with respect to such qualification, and the U.S. Internal Revenue Service (the “IRS”) or a court could take a different position. Moreover, the qualification of the Business Combination as a reorganization will be based on facts which cannot be confirmed until the time of Closing or following the Closing. The Closing is not conditioned upon the receipt of an opinion of counsel that the Business Combination will qualify as a reorganization, and neither TMT nor Elong intends to request a ruling from the IRS regarding the U.S. federal income tax treatment of the Business Combination.

If the Business Combination qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, U.S. Holders (as defined below) will generally not recognize gain or loss as a result of the Business Combination. If the Business Combination does not meet all of the requirements of Section 368(a) of the Code, U.S. Holders will generally not recognize gain or loss upon the exchange of their TMT Ordinary Shares for Elong Class A Ordinary Shares in the Business Combination if the Merger qualifies as part of an exchange described under Section 351 of the Code. The Merger should qualify as part of an exchange described in Section 351 of the Code. However, as discussed in further detail in the section titled “Material U.S. Federal Income Tax Considerations — U.S. Federal Income Tax Considerations of the Business Combination,” there is an absence of direct guidance as to how the provisions of Section 351 apply in this instance, and neither TMT nor Elong intends to request a ruling from the IRS regarding such U.S. federal income tax treatment.

Accordingly, complete assurance cannot be given that the Business Combination will qualify as a “reorganization” within the meaning of Section 368(a) of the Code or that the Merger will qualify as part of an exchange described in Section 351 of the Code, or that the IRS will not challenge either such treatment or that a court will not sustain a challenge by the IRS.

If the Business Combination does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Merger does not qualify as part of an exchange described in Section 351 of the Code, a U.S. Holder of TMT Securities generally would recognize gain or loss in an amount equal to the difference, if any, between the fair market value of Elong Class A Ordinary Shares received by such U.S. Holder in the Business Combination over such U.S. Holder’s adjusted tax basis in the TMT Securities surrendered by such U.S. Holder in the Business Combination. For further detail, see the section titled “Material U.S. Federal Income Tax Considerations — U.S. Federal Income Tax Considerations of the Business Combination” of this proxy statement/prospectus.

Even if the Business Combination does qualify as a “reorganization” within the meaning of Section 368(a) of the Code or the Merger qualifies as part of an exchange described in Section 351 of the Code, U.S. Holders may be required to recognize gain on account of the application of the passive foreign investment company rules, as described in more detail below under “Material U.S. Federal Income Tax Considerations — Passive Foreign Investment Company Rules.”

U.S. Holders of TMT Securities should consult their advisors to determine the tax consequences to them based on their particular circumstances, including the tax consequences if the Business Combination does not qualify as a reorganization described in Section 368(a) of the Code or as part of an exchange described in Section 351 of the Code, and the application of the PFIC rules to their specific situation in connection with the Business Combination.

For a detailed discussion of the material U.S. federal income tax consequences of the Business Combination, the exercise of redemption rights in respect of TMT Ordinary Shares and the ownership and disposition of Elong Class A Ordinary Shares, please see the section titled “Material U.S. Federal Income Tax Considerations” of this proxy statement/prospectus.

30

Certain Material Cayman Islands Tax Considerations

For a description of certain material Cayman Islands tax consequences of the ownership and disposition of Elong Class A Ordinary Shares, please see the section titled “Certain Material Cayman Islands Tax Considerations” of this proxy statement/prospectus.

Anticipated Accounting Treatment

The Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, TMT will be treated as the acquired company for financial reporting purposes. This determination was primarily based on Elong’s shareholders expecting to have a majority of the voting power of the combined company, Elong comprising the ongoing operations after the merger, Elong’s senior management comprising a majority of the governing body of the combined company, Elong’s senior management comprising the senior management of the combined company, and Elong nominating a majority of the members of the board of directors pursuant to the Business Combination Agreement. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Elong issuing share for the net assets of TMT, accompanied by a recapitalization. The net assets of TMT will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Elong.

Emerging Growth Company Status

Elong qualifies as an “emerging growth company,” as defined in the JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other requirements that are otherwise applicable generally to public companies. These provisions include, among other things:

●	Elong is only required to include two years of audited consolidated financial statements in this prospectus, in addition to any required interim financial statements; and

●	Elong is not required to engage an auditor to report on its internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act.

Elong may take advantage of these provisions until the last day of the fiscal year following the fifth anniversary of the completion of this offering or such earlier time that Elong no longer qualify as an emerging growth company. Elong would cease to qualify as an emerging growth company upon the earliest of (a) the last day of the first fiscal year in which our annual gross revenue is $1.235 billion USD or more, (b) the date on which it has, during the previous rolling three-year period, issued more than $1.0 billion in non-convertible debt securities and (c) the last day of the fiscal year in which the market value of its ordinary shares held by non-affiliates exceeds US$700.0 million as of June 30th of such fiscal year.

Under the JOBS Act, emerging growth companies also can delay adopting new or revised accounting standards until such time as those standards would otherwise apply to private companies. We currently intend to take advantage of this exemption.

Foreign Private Issuer Status

Elong qualifies as a “foreign private issuer” as defined under SEC rules. Even after Elong no longer qualifies as an emerging growth company, as long as Elong continues to qualify as a foreign private issuer under SEC rules, Elong will be exempt from certain SEC rules that are applicable to U.S. domestic public companies, including:

●	the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act;

●	the sections of the Exchange Act requiring insiders to file public reports of their share ownership and trading activities and liability for insiders who profit from trades made in a short period of time;

●	the rules under the Exchange Act requiring the filing with the SEC of quarterly reports on Form 10-Q containing unaudited financial statements and other specified information, and current reports on Form 8-K upon the occurrence of specified significant events; and

●	the selective disclosure rules by issuers of material nonpublic information under Regulation FD.

Notwithstanding these exemptions, Elong will be required to file with the SEC, within four months after the end of each fiscal year, or such applicable time as required by the SEC, an annual report on Form 20-F containing financial statements audited by an independent registered public accounting firm.

Elong may take advantage of these exemptions until such time as Elong is no longer a foreign private issuer. Elong would cease to be a foreign private issuer at such time as more than 50% of its outstanding voting securities are held by U.S. residents and any of the following three circumstances applies: (i) the majority of its executive officers or directors are U.S. citizens or residents, (ii) more than 50% of its assets are located in the United States or (iii) its business is administered principally in the United States.

Both foreign private issuers and emerging growth companies also are exempt from certain more stringent executive compensation disclosure rules. Thus, even if Elong no longer qualifies as an emerging growth company, but remains a foreign private issuer, Elong will continue to be exempt from the more stringent compensation disclosures required of companies that are neither an emerging growth company nor a foreign private issuer.

In addition, because Elong qualifies as a foreign private issuer under SEC rules, Elong is permitted to follow the corporate governance practices of the Cayman Islands (the jurisdiction in which Elong is organized) in lieu of certain Nasdaq corporate governance requirements that would otherwise be applicable to Elong.

If at any time Elong ceases to be a foreign private issuer, Elong will take all action necessary to comply with the SEC and Nasdaq Listing Rules, subject to any permitted “phase-in” period.

31

Implication of Being a Company with the Holding Company Structure

Elong and following the consummation of the Business Combination, New Elong is a Cayman Islands holding company with no substantive operations. While Elong does not use a variable interest entity structure, under this holding company structure, investors are purchasing equity interests in the Cayman Islands holding company and obtaining indirect ownership interests in the operating companies in the PRC. This holding company structure involves unique risks to investors and investors may never hold equity interests in operating companies in the PRC. While Elong does not operate in an industry that is currently subject to foreign ownership limitations in China, PRC regulatory authorities could decide to limit foreign ownership in its industry in the future, in which case there could be a risk that Elong would be unable to do business in China as it is currently structured. In such event, despite its efforts to restructure to comply with the then applicable PRC laws and regulations in order to continue its operations in China, Elong may experience material changes in its business and results of operations, its attempts may prove to be futile due to factors beyond its control, and the value of Elong Class A Ordinary Shares may significantly decline or become worthless. For more detailed information, see “Risk Factors — Risks Related to Doing Business in China — Uncertainties exist with respect to how the PRC Foreign Investment Law may impact the viability of our current corporate structure and operations.”

Cash and Asset Flows Through Organization

Dividend Distribution and Taxation: Elong has no plans to declare cash dividends in the near term, but as a holding company, Elong may rely on dividends from its subsidiaries for cash requirements, including any payment of dividends to its shareholders and neither Elong nor its subsidiaries has maintained cash management policies which dictate the purpose, amount and procedure of cash transfers between the entities. The ability of its subsidiaries to pay dividends to Elong, however, is subject to the debt they incur on their own behalf and/or laws and regulations applicable to them. The statutory reserve fund requires that annual appropriations of 10% of net after-tax income should be set aside prior to payment of any dividends, until the aggregate amount of such fund reaches 50% of their registered capital. In addition, the PRC EIT Law and its implementation rules provide that a withholding tax at a rate of 10% will be applicable to dividends payable by PRC companies to non-PRC-resident enterprises unless reduced under treaties or arrangements between the PRC government and the governments of other countries or regions where the non-PRC resident enterprises are tax resident. As of the date of this proxy statement/prospectus, Elong has not declared or paid any dividends or distributions on equity to its shareholders.

Foreign Exchange Regulation: Elong may make loans and additional capital contribution to its subsidiaries or branches, subject to certain requirements under the PRC laws. Elong has no plans to declare cash dividends in the near term, but as a holding company. In addition, Elong’s PRC subsidiaries generate their revenue primarily in Renminbi, and cash transfers from Elong’s PRC subsidiaries to their parent companies outside of PRC are subject to requirements under foreign exchange regulations. As a result, the funds and assets may not be available to fund operations or for other use outside of PRC due to failure to comply with such regulations in or the imposition of restrictions and limitations on the ability of Elong or its subsidiaries by the PRC government to transfer cash or assets. For more details, see “Risk Factors—Risks Related to Doing Business in China— PRC regulation of loans and direct investment by offshore holding companies to PRC entities may delay or prevent Elong from using the proceeds of offshore fund-raising activities, to make loans or additional capital contributions to PRC Entities, which could materially and adversely affect its liquidity and its ability to fund and expand its business.”, “Risk Factors—Risks Related to Doing Business in China — Elong may rely on dividends and other distributions on equity paid by PRC subsidiaries to fund any cash and financing requirements it may have, and any limitation on the ability of its PRC subsidiaries to make payments to Elong could have a material and adverse effect on its ability to conduct its business” and “Risk Factors—Risks Related to Doing Business in China — The requirements and legal procedures of currency conversion may limit the ability of Elong to utilize their revenues effectively and affect the value of your investment.”

Transfer of Cash: Subject to the applicable laws and regulations, cash may be transferred within the group in the following manner: (1) Elong may transfer funds to its subsidiaries, including the PRC Entities, by way of capital contributions, inter-group advances or loans; (2) Elong’s subsidiaries, including the PRC Entities, may make dividends or other distributions to Elong.

Regulatory Matters

The Business Combination and the transactions contemplated by the Business Combination Agreement are not subject to any federal or state regulatory requirement or approval, except for (1) the filings and registration with the Cayman Islands Registrar of Companies and the payment of the applicable fees under the Cayman Companies Act necessary to effectuate the Business Combination, and (2) the PRC regulatory permission for the Business Combination as more fully described in “Proposal No. 1: The Business Combination Proposal — Regulatory Matters.”

PRC Approvals of and the Filing Required for the Business Combination

Elong’s operations in PRC are governed by PRC laws and regulations, which may change quickly with little advance notice. The PRC government may exercise significant oversight and discretion over the conduct of Elong’s business, and may intervene in, influence, or exert control over Elong’s operations at any time. Elong is subject to the risks of uncertainty of any future actions of the PRC government including the risk that Elong inadvertently conclude that certain permissions or approvals discussed are not required, that applicable laws, regulations or interpretations change such that Elong is required to obtain approvals in the future, or that the PRC government could disallow its holding company structure, which would likely result in a material change in its operations, including its ability to continue the existing holding company structure, carry on its current business, accept foreign investments, and offer or continue to offer securities to investors. These adverse actions could cause the value of Elong Class A Ordinary Shares to significantly decline or become worthless. Elong may also be subject to penalties and sanctions imposed by the PRC regulatory agencies, including the CSRC, if Elong fails to comply with such rules and regulations, which would likely adversely affect the ability of its securities to be listed on a U.S. exchange, and would likely cause the value of Elong Class A Ordinary Shares to significantly decline or become worthless.

Recently, the PRC regulatory authorities have indicated an intent to exert more oversight and control over offerings that are conducted overseas and/or involve foreign investment in China-based issuers, and initiated a series of regulatory actions and made a number of public statements, including enforcement against illegal activities in the securities market, enhancing supervision over China-based companies listed overseas, adopting measures to extend the scope of cybersecurity reviews, and expanding efforts in anti-monopoly enforcement. Elong may be subject to the approval, filing or other requirements of the China Securities Regulatory Commission, or the CSRC, or other PRC regulatory authorities in connection with the Business Combination under current PRC laws, regulations and rules. As these statements and regulatory actions are relatively new and subject to change, uncertainties remain as to how quickly the legislative or administrative regulation making bodies in PRC will respond, or what existing or new laws or regulations will be amended or promulgated, if any, or the potential impact such amended or new legislation will have on Elong’s daily business operations or Elong’s ability to accept foreign investments and list on a U.S. stock exchange.

As of the date of this proxy statement/prospectus, (i) Elong does not believe that it is directly subject to the cybersecurity review of the Cyberspace Administration of China, or the CAC in connection with the Business Combination under current PRC laws, regulations and rules at this stage as Elong has not processed, and does not anticipate to process in the foreseeable future, personal information of more than one million users or persons and the data Elong handles in its business operations, either by its nature or in scale, does not normally trigger significant concerns over PRC national security; and (ii) Elong has completed the filing procedures in connection with the Business Combination under the Overseas Listing Trial Measures on June 17, 2024 and CSRC published the notification on Elong’s completion of the required filing procedures on the same date on its official website. As of the date of this proxy statement/prospectus, Elong has not been denied for or failed to complete any permissions, approvals or filings required from PRC authorities for the Business Combination. Therefore, Elong believes that it has received all requisite permissions from and completed all filings with PRC authorities in connection with the Business Combination explicitly required under current PRC laws, regulations and rules. However, given (i) the uncertainties of interpretation and implementation of relevant laws and regulations and the enforcement practice by relevant government authorities, (ii) the PRC government has significant oversight and control over the conduct of Elong’s business and may intervene in, influence, or exert control over Elong’s operations at any time, and (iii) the rapid evolvement of PRC laws, regulations, and rules which may be preceded with little advance notice, Elong cannot assure you that new rules or regulations promulgated in the future will not impose any additional requirement on Elong and New Elong following the consummation of the Business Combination or otherwise tightens the regulations on overseas listing of PRC domestic companies.

For more detailed information, see “Risk Factors — Risks Related to Doing Business in China —  Because substantially all of Elong’s operations are in China, Elong’s, and following the consummation of the Business Combination, New Elong’s business is subject to the evolving and complex laws and regulations in China, which are different in material aspects from the laws of the United States. Elong’s business is subject to the PRC legal and operational environment, which may change and continue to evolve. The uncertainties with respect to the PRC legal system and with respect to the interpretation and enforcement of PRC laws and regulations could have a material adverse effect on Elong,”, “Risk Factors — Risks Related to Doing Business in China —  The approval of and the filing with the CSRC may be required in connection with the Business Combination and Elong’s future offering under PRC laws. As a result, Elong’s future offering may be contingent upon the completion of such filing procedures, and Elong cannot predict whether Elong will be able to obtain such approval or complete such filing in a timely manner, or even at all.” and “Risk Factors — Risks Related to Doing Business in China —  The approval of and the filing with CAC or other PRC government authorities may be required in connection with Elong’s and following the consummation of the Business Combination, New Elong’s capital raising activities under PRC laws, and, if required, Elong and New Elong following the consummation of the Business Combination cannot predict whether it will be able or how long it will take to obtain such approval or complete such filing.”

Permissions or Approval Required from the PRC Authorities for Elong’s Operations

Elong conducts its business primarily through its PRC subsidiaries in China. Elong’s operations in China are governed by PRC laws and regulations. As of the date of this proxy statement/prospectus, except as disclosed in this proxy statement/prospectus, Elong’s PRC subsidiaries have obtained and have not been denied for the requisite licenses and permits from the PRC authorities that are required for their business operations in China.

However, given the uncertainties of interpretation and implementation of relevant laws and regulations and the enforcement practice by relevant government authorities, Elong may be required to obtain additional licenses, permits, filings or approvals for its business operations in the future. If (i) Elong or its subsidiaries do not receive or maintain any permission or approval required of Elong or its subsidiaries, (ii) Elong or its subsidiaries inadvertently concluded that certain permissions or approvals have been acquired or are not required, or (iii) applicable laws, regulations, or interpretations thereof change, and Elong or its subsidiaries become subject to the requirement of additional permissions or approvals in the future, we may have to expend significant time and costs to procure them. If Elong is unable to do so, in a timely manner or otherwise, Elong may become subject to sanctions imposed by the PRC regulatory authorities, which could include fines, penalties, and proceedings against Elong, and other forms of sanctions, and Elong’s ability to conduct its business, invest in mainland China as foreign investments or accept foreign investments, or list on a U.S. or other overseas exchange may be restricted, and Elong’s business, reputation, financial condition, and results of operations may be materially and adversely affected, and the value of Elong Class A Ordinary Shares could significantly decline or become worthless.

Summary Risk Factors

The Business Combination, TMT and Elong are subject to numerous risks and uncertainties. You should carefully consider these and the other risks set forth in the section entitled “Risk Factors” of this proxy statement/prospectus. Such risks include, but are not limited to:

Risks Related to Elong After the Business Combination

●	Our future growth depends upon the willingness of commercial-vehicle and specialty-vehicle operators and consumers to adopt electric vehicles.

●	It may be difficult to evaluate our business prospects, and we may not be successful in expanding our operations or managing our growth.

●	Certain components of our batteries pose safety risks that may cause accidents, which could lead to liability to us, cause delays in manufacturing of our products and/or adversely affect market acceptance.

●	We have incurred significant losses and we may continue to experience losses in the future.

●	We are exposed to risks relating to price fluctuations of raw materials.

●	If we fail to develop and maintain an effective system of internal controls over financial reporting, we may be unable to accurately report our financial results or prevent fraud, and investor confidence and the market price of the common stock may be adversely impacted.

●	We may be unable to meet our future capital requirements, which could limit our ability to grow and have a material adverse effect on our financial position and the results of operations.

●	The demand for batteries in transportation and other markets depends on the attractiveness of fossil fuel alternatives. Extended periods of low oil prices could adversely affect demand for electric and hybrid electric vehicles.

32

●	We may not be able to maintain our competitive position due to competition from other battery manufacturers, many of which have significantly greater resources.

●	Developments in alternative technology may adversely affect the demand for our battery products.

●	We may incur significant costs because of the warranties we supply with our products and services.

●	If we cannot continue to develop and commercialize new products in a timely manner, and at favorable margins, we may not be able to compete effectively.

●	Our failure to cost-effectively manufacture our batteries in quantities which satisfy our customers’ demand and product specifications and their expectations for product quality and reliable delivery could damage our customer relationships and result in significant lost business opportunities for us.

●	We rely on complex machinery for our operations and our production involves a degree of risk and uncertainty in terms of operational performance and costs.

●	Our battery packs rely on software and hardware that are highly technical, and if these systems contain errors, bugs or vulnerabilities, or if we are unsuccessful in addressing or mitigating technical limitations in our systems, our business could be adversely affected.

●	We purchase certain key raw materials and components from third parties, and we may not be able to secure our supply of key raw materials in a stable and timely manner.

●	We experience fluctuations in quarterly and annual operating results.

●	The success of our business depends on our ability to attract, train and retain highly-skilled employees and key personnel.

●	While we currently reinvest all cash generated by our PRC subsidiaries in our PRC operations, impediments to moving cash out of the PRC, if needed in the future, could hamper any growth and diversification that we are pursuing.

●	Our planned expansion into new applications and markets pose additional risks which could adversely affect our business, financial condition and results of operations.

●	Our operations expose us to litigation, environmental and other legal compliance risks, including increased climate change legislation restricting greenhouse gas emissions.

●	As components of electric vehicles, our products as installed in the products of our customers are subject to motor vehicle standards and the failure of the vehicles to satisfy such mandated safety standards could have a material adverse effect on the demand for our products, our business and our operating results.

●	Our connected products and our website, systems, and data we maintain may be subject to intentional disruption, other security incidents, or alleged violations of laws, regulations, or other obligations relating to data handling that could result in liability and adversely impact our reputation and future sales.

Risks Related to Elong’s Intellectual Property

●	Our success depends on our ability to obtain, maintain and protect our intellectual property rights.

●	We could incur substantial costs as a result of any claim of infringement of another party’s intellectual property rights.

Risks Related to Doing Business in China

Elong and New Elong following the Business Combination face various legal and operational risks and uncertainties related to being based in and having substantially all operations in China, and therefore are subject to risks associated with doing business in China generally. Risks and uncertainties related to doing business in China could result in a material adverse change in the operations of Elong and New Elong following the Business Combination, significantly limit or completely hinder the ability of Elong and New Elong following the Business Combination to consummate the Business Combination, or continue to offer New Elong’s securities to investors following the Business Combination, and cause the value of New Elong’s securities to significantly decline or become worthless. Such risks and uncertainties include, but not limited to, the following:

●	Uncertainties exist with respect to how the PRC Foreign Investment Law may impact the viability of our current corporate structure and operations.

●	There are procedural requirements for foreign regulatory bodies to conduct investigations or inspections of Elong’s operations in China.

●	Because substantially all of Elong’s operations are in China, Elong’s, and following the consummation of the Business Combination, New Elong’s business is subject to the evolving and complex laws and regulations in China, which are different in material aspects from the laws of the United States. The uncertainties with respect to the PRC legal system and with respect to the interpretation and enforcement of PRC laws and regulations could have a material adverse effect on Elong.

●	The PRC government may exercise significant oversight over the conduct of Elong’s business, and may influence or exert control over Elong’s operations, which could result in a material change in Elong’s operations and/or the value of Elong Class A Ordinary Shares. Changes in China’s economic or social conditions or government policies could have a material adverse effect on Elong’s, and following the consummation of the Business Combination, New Elong’s business, results of operations, financial condition, and the value of New Elong’s securities.

●	It may be difficult for shareholders to enforce foreign judgments or to bring actions in China against Elong or Elong’s management named in the proxy statement/prospectus based on foreign laws.

33

●	PRC regulation of loans and direct investment by offshore holding companies to PRC entities may delay or prevent Elong from using the proceeds of offshore fund-raising activities, to make loans or additional capital contributions to PRC Entities, which could materially and adversely affect its liquidity and its ability to fund and expand its business.

●	The approval of and the filing with the CSRC may be required in connection with the Business Combination and Elong’s future offering under PRC laws. As a result, Elong’s future offering may be contingent upon the completion of such filing procedures, and Elong cannot predict whether Elong will be able to obtain such approval or complete such filing in a timely manner, or even at all.

●	The approval of and the filing with CAC or other PRC government authorities may be required in connection with Elong’s and following the consummation of the Business Combination, New Elong’s capital raising activities under PRC laws, and, if required, Elong and New Elong following the consummation of the Business Combination cannot predict whether it will be able or how long it will take to obtain such approval or complete such filing.

●	PRC regulation of loans and direct investment by offshore holding companies to PRC entities may delay or prevent Elong from using the proceeds of offshore fund-raising activities, to make loans or additional capital contributions to PRC Entities, which could materially and adversely affect its liquidity and its ability to fund and expand its business.

●	PRC regulations relating to investments in offshore companies by PRC residents may subject PRC-resident beneficial owners or PRC Entities to liability or penalties, limit Elong’s ability to inject capital into PRC Entities or limit PRC Entities’ ability to increase their registered capital or distribute profits to it, or may otherwise adversely affect Elong and New Elong following the Consummation of the Business Combination.

●	Elong may rely on dividends and other distributions on equity paid by PRC subsidiaries to fund any cash and financing requirements it may have, and any limitation on the ability of its PRC subsidiaries to make payments to Elong could have a material and adverse effect on its ability to conduct its business.

●	The requirements and legal procedures of currency conversion may limit the ability of Elong to utilize their revenues effectively and affect the value of your investment.

●	Elong may experience delays and/or failures in obtaining and renewing relevant PRC governmental approvals, licenses, permits or others required for its new construction/expansion projects.

●	Dividends payable to foreign investors and gains on the sale of Elong Class A Ordinary Shares by foreign investors may become subject to PRC tax law.

●	Elong’s shareholders face uncertainties with respect to indirect transfers of equity interests in PRC resident enterprises by their non-PRC holding companies.

●	Fluctuations in the value of the Renminbi may materially adversely affect your investment.

●	Elong’s securities may be prohibited from trading in the United States under the HFCAA in the future if the PCAOB is unable to inspect or investigate completely Elong’s auditor.

Risks Related to TMT Business and the Business Combination

●	TMT shareholders will have a reduced ownership and voting interest after the Business Combination and will exercise less influence over management.

●	The Sponsor and some of TMT’s officers and directors may have conflicts of interest that may influence or have influenced them to support or approve the Business Combination without regard to your interests or in determining whether Elong is appropriate for TMT’s business combination.

●	Either TMT or Elong may waive one or more of the conditions to the Business Combination or certain of the other transactions contemplated by the Business Combination Agreement.

●	Delays in completing the Business Combination may substantially reduce the expected benefits of the Business Combination.

●	The unaudited pro forma condensed combined financial information included in this proxy statement/prospectus is preliminary and the actual financial condition and results of operations after the Business Combination may differ materially.

●	Elong’s actual results may be significantly different from Elong’s projections, estimates, targets or forecasts.

●	TMT will incur significant transaction costs in connection with the Business Combination.

●	TMT does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for TMT to consummate a business combination even if a substantial majority of TMT’s Public Shareholders determine to redeem their shares.

●	TMT may be a target of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the Business Combination from being completed.

●	Because Elong is not conducting an underwritten offering of their securities, no underwriter has conducted due diligence of their business, operations or financial condition, or reviewed the disclosure in this proxy statement/prospectus.

●	Because TMT and Elong are incorporated under the laws of the Cayman Islands, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. Federal courts may be limited.

34

SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following summary unaudited pro forma condensed combined financial information of Elong and TMT, gives effect to the transactions contemplated by the Business Combination and related transactions. The following unaudited pro forma condensed combined financial information has been prepared in accordance with SEC rules and regulations.

The summary unaudited pro forma condensed combined financial statements are based on the Elong historical financial statements and TMT historical financial statements as adjusted to give effect to the Business Combination and related transactions. The summary unaudited pro forma condensed combined balance sheet gives pro forma effect to the Business Combination and related transactions as if they had been consummated on December 31, 2023. The summary unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 gives effect to the Business Combination and related transactions as if they had occurred on January 1, 2023, the beginning of the earliest period presented.

The summary unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the more detailed unaudited pro forma condensed combined financial information included in the section titled “Unaudited Pro Forma Condensed Combined Financial Information” in this proxy statement/prospectus and the accompanying notes thereto. The unaudited pro forma condensed combined financial information is based upon, and should be read in conjunction with, the historical financial statements and related notes of Elong and TMT for the applicable periods included in this proxy statement/prospectus. The summary unaudited pro forma condensed combined financial information has been presented for informational purposes only and is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the Business Combination and related transactions been completed as of the dates indicated. In addition, the summary unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company’s following the Business Combination and related transactions.

The unaudited pro forma condensed combined financial information has been prepared assuming (1) a trust account balance of $63,460,478, the balance of the trust account as of December 31, 2023, and (2) three alternative levels of redemption into cash of the TMT Ordinary Shares:

●	Scenario 1 — Assuming no redemptions for cash: This scenario assumes that 1,710,385 Public Shares submitted for redemption and not withdrawn in connection with the Extension Amendment are redeemed, and no additional Public Shares are redeemed upon consummation of the Merger.

●	Scenario 2 — Assuming 50% redemptions for cash: This scenario assumes that 1,710,385 Public Shares submitted for redemption and not withdrawn in connection with the Extension Amendment are redeemed, and an additional 2,144,808 Public Shares are redeemed upon consummation of the Merger, at a redemption price which is projected to be approximately $11.19 per share.

●	Scenario 3 — Assuming maximum redemptions for cash: This scenario assumes that 1,710,385 Public Shares submitted for redemption and not withdrawn in connection with the Extension Amendment are redeemed, and all remaining outstanding Public Shares are redeemed upon consummation of the Merger, at a redemption price which is projected to be approximately $11.19 per share.

35

	Pro Forma Combined
(in US dollars, except share and per share data)	No Redemptions in Cash	50% Redemptions in Cash	Maximum Redemptions in Cash
Summary Unaudited Pro Forma Condensed Combined
Statement of Operations Data
Year ended December 31, 2023
Total revenue	$3,162,739	$3,162,739	$3,162,739
Net Loss attributable to ordinary shareholders	$(19,494,538)	$(19,494,538)	$(19,494,538)
Weighted average shares outstanding – basic and diluted	54,039,615	51,894,808	49,750,000
Loss per ordinary shares – basic and diluted	$(0.36)	$(0.38)	$(0.39)

	Pro Forma Combined
(in US dollars, except share and per share data)	No Redemptions in Cash	50% Redemptions in Cash	Maximum Redemptions in Cash
Summary Unaudited Pro Forma Condensed Combined
Balance Sheet Data
As of December 31, 2023
Total assets	$86,232,404	$62,232,008	$38,231,612
Total liabilities	$36,524,749	$36,524,749	$36,524,749
Total stockholders’ equity attributable to ordinary shareholders	$49,707,655	$25,707,259	$1,706,863

36

COMPARATIVE PER SHARE DATA

The following table sets forth the historical comparative per share information for Elong and TMT on a stand-alone basis and the unaudited pro forma combined comparative per share information, after giving effect to the Business Combination, using the assumptions below, in each case for the year ended December 31, 2023:

●	Scenario 1 — Assuming no redemptions for cash: This scenario assumes that 1,710,385 Public Shares submitted for redemption and not withdrawn in connection with the Extension Amendment are redeemed, and no additional Public Shares are redeemed upon consummation of the Merger.

●	Scenario 2 — Assuming 50% redemptions for cash: This scenario assumes that 1,710,385 Public Shares submitted for redemption and not withdrawn in connection with the Extension Amendment are redeemed, and an additional 2,144,808 Public Shares are redeemed upon consummation of the Merger, at a redemption price which is projected to be approximately $11.19 per share; and

●	Scenario 3 — Assuming maximum redemptions for cash: This scenario assumes that 1,710,385 Public Shares submitted for redemption and not withdrawn in connection with the Extension Amendment are redeemed, and all remaining outstanding Public Shares are redeemed upon consummation of the Merger, at a redemption price which is projected to be approximately $11.19 per share.

In each scenario, the unaudited pro forma combined comparative per share data give effect to the Business Combination as if it occurred on January 1, 2023.

You should read the historical information in the following table in conjunction with the historical financial statements of Elong and TMT and related notes thereto that are included elsewhere in this proxy statement/prospectus. The unaudited pro forma combined comparative per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes thereto that are included elsewhere in this proxy statement/prospectus. See “Unaudited Pro Forma Condensed Combined Financial Information.”

The unaudited pro forma combined loss per share information below does not purport to represent the loss per share which would have occurred had the companies been combined during the periods presented, nor the loss per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the book value of Elong and TMT would have been had Elong and TMT consummated a business combination during the periods presented.

			Pro Forma Combined
	Elong (Consolidated Historical)	TMT (Historical)	No Redemptions in Cash	50% Redemptions in Cash	Maximum Redemptions in Cash
Year Ended December 31, 2023
Net income (loss)	$(7,446,001)	$1,569,866	$(19,494,538)	$(19,494,538)	$(19,494,538)
Weighted average shares outstanding, basic and diluted	23,383,432	8,140,000	54,039,615	51,894,808	49,750,000
Net income( loss) per share-basic and diluted	$(0.32)	$0.19	$(0.36)	$(0.38)	$(0.39)

37

TICKER SYMBOLS AND DIVIDEND INFORMATION

TMT

Market Information

TMT Ordinary Shares, TMT Units and TMT Rights are each traded on the Nasdaq Global Market under the symbols “TMTC,” “TMTCU” and “TMTCR,” respectively. The closing prices of the TMT Ordinary Shares, TMT Units and TMT Rights, on December 1, 2023, the last trading day before announcement of the execution of the Business Combination Agreement, were 10.52, $11.00, and $0.2401, respectively. As of August 30, 2024, the closing price for TMT Ordinary Shares, TMT Units and TMT Rights were $11.11, $11.22 and $0.32, respectively.

Holders of Ordinary Shares

On August 30, 2024, after taking into account redemptions in connection with the Extension Amendment, there were two holders of record of TMT Units, four holders of record of TMT Ordinary Shares, and two holders of record of TMT Rights.

Elong

Market Information

Elong Ordinary Shares are privately held and are not currently quoted or traded on any exchange.

Holders of Ordinary Shares

As of August 30, 2024, without giving effect to Elong Reverse Share Split or the exercise of the Elong Warrants, there were 6,845,290 Elong Class A Ordinary Shares issued and outstanding and 16,538,142 Elong Class B Ordinary Shares issued and outstanding and approximately five holders of record of Elong Ordinary Shares.

Dividends

TMT has not paid any cash dividends on the TMT Ordinary Shares to date and does not intend to pay cash or other dividends prior to the completion of the Business Combination. Elong also has not paid any cash or other dividends to date. After the Business Combination, the payment of cash dividends will be dependent upon Elong’s revenues and earnings, if any, capital requirements, regulatory restrictions, restrictions imposed by any debt obligations and general financial condition. The payment of any dividends subsequent to the Business Combination will be within the discretion of Elong’s board of directors. Elong intends to retain future earnings, if any, to finance the expansion of its business. Elong does not anticipate paying any cash dividends in the foreseeable future.

38

RISK FACTORS

You should carefully consider all the following risk factors, together with all of the other information in this proxy statement/prospectus, including the financial information, before deciding how to vote or instruct your vote to be cast to approve the Proposals described in this proxy statement/prospectus.

The value of your investment following the completion of the Business Combination will be subject to significant risks affecting, among other things, Elong’s and TMT’s business, financial condition and results of operations. If any of the events described below occur, Elong’s post-Business Combination business and financial results could be adversely affected in material respects. This could result in a decline, which may be significant, in the trading price of Elong’s securities and you therefore may lose all or part of your investment. Although the risk factors described below are not necessarily exhaustive and you are encouraged to perform your own investigation with respect to the businesses of Elong and TMT, the following risks include the material factors that make an investment in New Elong speculative or risky.

Unless otherwise indicated, references in this section to Elong refer to Elong prior to the Business Combination and New Elong following consummation of the Business Combination.

Risks Related to Elong After the Business Combination

Our future growth depends upon the willingness of commercial-vehicle and specialty-vehicle operators and consumers to adopt electric vehicles.

Our growth is highly dependent upon the adoption of electric vehicles by commercial-vehicle and specialty-vehicle operators and consumers. If the markets for electric vehicles in the PRC do not develop as we expect or develop more slowly than we expect, our business, prospects, financial condition and operating results will be harmed, because demand for our products and services will not increase as expected or may even be reduced.

It may be difficult to evaluate our business prospects, and we may not be successful in expanding our operations or managing our growth.

Investors should comprehensively consider our business and prospects in light of the risks and challenges we face in our industry as a new entrant, including but not limited to our ability to:

●	design and produce safe, reliable and quality products;

●	continuously improve our R&D capabilities;

●	improve operating efficiency and achieve economies of scale;

●	build a well-recognized and respected brand;

●	expand our customer base; and

●	effectively manage our supply chain.

Certain components of our batteries pose safety risks that may cause accidents, which could lead to liability to us, cause delays in manufacturing of our products and/or adversely affect market acceptance.

Our battery systems contain Lithium-ion cells, which have been used for years in laptops and cell phones. On rare occasions, Lithium-ion cells can rapidly release the energy they contain by venting smoke and flames in a manner that can ignite nearby materials. Highly publicized incidents of laptop computers and cell phones bursting into flames have focused consumer attention on the safety of these cells. Moreover, there have been numerous widely publicized reports of electric buses bursting into flames, particularly in the PRC. The events have also raised questions about the suitability of these Lithium-ion cells for automotive applications. Any failure of a competitor’s battery system, especially those that use a high volume of cells similar to ours, may cause indirect adverse publicity for us. Such adverse publicity could negatively affect our brand and harm our business, prospects, financial condition and operating results. If one of our battery systems fails, the adverse effect would be magnified.

We have incurred significant losses and we may continue to experience losses in the future.

We incurred net losses of $9.8 million and $7.4 million in 2022 and 2023, respectively. We believe that we will continue to incur operating and net losses each quarter until at least the time we begin significant production of our higher energy cell products, which is not expected to occur until 2024 and may occur later.

39

We cannot assure you that we will be able to generate profits or positive cash flow from operating activities in the future. Our ability to achieve profitability depends in large part on our ability to manage our costs and expenses. We intend to manage and control our costs and expenses as a proportion of our total revenues, but there can be no assurance that we will achieve this goal. We may experience losses in the future due to our continued investments in technology, talent, content and other initiatives. In addition, our ability to achieve and sustain profitability is affected by various factors, some of which are beyond our control, such as changes in macroeconomic and regulatory environment or competitive dynamics in the industry. Accordingly, you should not rely on our financial results of any prior period as an indication of our future performance.

The unavailability, reduction or elimination of, or uncertainty regarding, government and economic incentives or subsidies available to end-users and original equipment manufacturers in the PRC and abroad could have a material adverse effect on our business, financial condition, operating results and prospects.

Currently, government programs in the PRC and in Europe favor the purchase of electric vehicles, including through disincentives that discourage the use of gasoline-powered vehicles. If such government programs are reduced or eliminated, or the available benefits thereunder are exhausted earlier than anticipated, demand for electric vehicles may decrease and our sales of electric battery products could be adversely affected. In addition, customers may delay taking delivery of our battery products if they believe that certain electric vehicle incentives will be available at a later date, which may adversely affect our business, financial condition, operating results and prospects.

We are exposed to risks relating to price fluctuations of raw materials.

Prices of raw materials have a significant impact on our cost of sales. In 2022 and 2023, costs of raw materials accounted for 46% and 38% of the production cost for the respective periods. The current or expected supply of our key raw materials may fluctuate depending on a number of factors beyond our control, including but not limited to the availability of resources in the raw materials market, market demand, potential speculation, market disruptions, natural disasters and other factors. We may not be able to obtain stable, high-quality raw materials at reasonable prices at all times. Raw materials for our products primarily include cathode materials, anode materials, separators and electrolyte solutions.

We may fail to recover our trade and bills receivables in a timely manner, which may affect our financial condition and results of operations.

As of December 31, 2022 and 2023, our notes and accounts receivables amounted to approximately $6.2 million and $3.0 million, respectively. We recorded a total balance of bad debt provision for doubtful accounts and credits losses of accounts receivable of $1.9 million and $2.0 million as of December 31, 2022 and 2023, respectively. There can be no assurance that we will be able to maintain our accounts receivable turnover days at a reasonable level. Should the credit worthiness of our customers deteriorate, or should a significant number of our customers fail to settle their trade and bills receivables in full for any reason, we may continue to incur impairment losses in the future and our results of operations and financial position could be materially and adversely affected. In addition, there may be a risk of delay in payment by our customers within their respective credit period, which in turn may also result in an impairment loss provision. There is no assurance that we will be able to fully recover our accounts receivable from the customers or that they will settle our accounts receivable in a timely manner. In the event that settlements from customers are not made on a timely manner, or at all, our financial condition and results of operations may be materially and adversely affected.

In connection with the audit of our consolidated financial statements as of and for the years ended December 31, 2022 and 2021, we and our independent registered public accounting firm identified three material weaknesses in our internal controls over financial reporting. If we fail to develop and maintain an effective system of internal controls over financial reporting, we may be unable to accurately report our financial results or prevent fraud, and investor confidence and the market price of the common stock may be adversely impacted.

Prior to the Business Combination, Elong was a private company with limited accounting and financial reporting personnel and other resources with which to address its internal control over financial reporting. In the course of auditing our consolidated financial statements as of and for the years ended December 31, 2022 and 2021 in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and auditing standards generally accepted in the United States of America, Elong and its independent registered public accounting firm identified three material weaknesses and other control deficiencies in its internal control over financial reporting. As defined in the standards established by PCAOB, a “material weakness” is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis.

40

The three material weaknesses that have been identified relate to (1) lack of an experienced accounting team and a qualified SEC reporting specialist to deal with complex accounting treatments and draft SEC filing documents; (2) a lack of controls for the IT environment; (3) a lack of controls for the inventories in third-party after-sales warehouses. These material weaknesses, if not timely remedied, may lead to significant misstatements in our consolidated financial statements in the future. In the future, we may identify additional material weaknesses. In addition, if our independent registered public accounting firm attests to, and reports on, the management assessment of the effectiveness of our internal controls, our independent registered public accounting firm may disagree with our management’s assessment of the effectiveness of our internal controls.

We may be unable to meet our future capital requirements, which could limit our ability to grow and have a material adverse effect on our financial position and the results of operations.

The development, design, manufacture and sale of batteries is a capital-intensive business, which we currently finance through various types of financings. As a result of the capital-intensive nature of our business, we expect to sustain substantial operating expenses without generating sufficient revenues to cover expenditures for a number of years. Over time, we expect that we will need to raise additional funds, including through entry into joint venture arrangements, through the issuance of equity, equity-related or debt securities or through obtaining credit from financial institutions to fund, together with our principal sources of liquidity, ongoing costs such as R&D relating to our batteries, acquisition or expansion of facilities, any significant unplanned or accelerated expenses, and new strategic investments. We cannot be certain that additional capital will be available on attractive terms, if at all, when needed, which could be dilutive to shareholders, and our financial condition, results of operations, business and prospects could be materially and adversely affected.

The demand for batteries in transportation and other markets depends on the attractiveness of fossil fuel alternatives. Extended periods of low oil prices could adversely affect demand for electric and hybrid electric vehicles.

Lower oil prices over extended periods of time may lower the perception in government and the private sector that cheaper, more readily available energy alternatives should be developed and produced and governments may eliminate or modify regulations or economic incentives related to fuel efficiency and alternate forms of energy. If oil prices remain at deflated levels for extended periods of time, the demand for hybrid and electric vehicles may decrease and the demand for our batteries could be reduced, which would have a material adverse effect on our business.

In addition, alternatives to gasoline, such as compressed natural gas and biofuels, could impact the demand for electric vehicles if the distribution and costs of these alternative fuels become more attractive through innovation. Biodiesel for trucks and specialty vehicles could become more commonplace, which would directly compete with our bus and specialty vehicle batteries, which may result in decreased demand for our product.

We may not be able to maintain our competitive position due to competition from other battery manufacturers, many of which have significantly greater resources.

The market for batteries used in electric vehicles and light electric vehicles is intensely competitive and is characterized by frequent technological changes and evolving industry standards. We expect competition to become more intense. Increased competition may result in a decline in average selling prices, causing a decrease in gross profit margins. We have faced and will continue to face competition from other manufacturers of Li-ion batteries, as well as from companies engaged in the development of batteries incorporating new technologies. Other major manufacturers of high-power lithium batteries currently include Panasonic, Samsung SDI, BYD, CATL, Tianjin Lishen, Boston-Power, Wanxiang Group, Amperex Technology and LG Chem. In addition, we expect vehicle manufacturers will enter the markets for our products and become our competitors. Potential customers may choose to do business with established vehicle manufacturers, because of their perception that vehicle manufacturers are more stable and have the greater manufacturing capacity and capability to adapt battery products to their vehicles.

Many of these competitors have greater financial, personnel, technical, manufacturing, marketing, sales and other resources than we do. As a result, these competitors may be in a stronger position to respond quickly to market opportunities, new or emerging technologies and evolving industry standards. Many of our competitors are developing a variety of battery technologies, such as lithium polymer, silicon anode and solid-state batteries, which are expected to compete with our existing product lines. Other companies undertaking R&D activities of solid-polymer Li-ion batteries have developed prototypes and are constructing commercial-scale manufacturing facilities. It is possible that our competitors will be able to introduce new products with more desirable features than ours and their new products will gain market acceptance. If our competitors successfully do so, we may not be able to maintain our competitive position and our future success would be materially and adversely affected.

41

If we are unable to anticipate customer preferences and successfully develop attractive products, it could negatively impact our revenue and profitability.

Our success depends on our ability to identify and originate product trends as well as to anticipate and react to changing customer demands in a timely manner. If we are unable to introduce new products or novel technologies in a timely manner or our new products or technologies are not accepted by customers, our competitors may introduce more attractive products, which could hurt our competitive position. Our new products might not receive customer acceptance if customer preferences shift to other products, and our future success depends in part on our ability to anticipate and respond to these changes. Failure to anticipate and respond in a timely manner to changing customer preferences could lead to, among other things, lower revenue and excess inventory levels.

As we continually seek to enhance our products, we may incur additional costs to incorporate new or revised features. We might not be able to, or determine that it is not in our interests to, raise prices to compensate for these additional costs.

Developments in alternative technology may adversely affect the demand for our battery products.

Significant developments in alternative technologies, such as fuel cell technology, advanced diesel, ethanol or natural gas, or breathing batteries, may materially and adversely affect our business, prospects, financial condition and operating results in ways that we may not currently anticipate. Existing and other battery technologies, fuels or sources of energy may emerge as customers’ preferred alternatives to our battery products. Any failure on our part to develop new or enhanced technologies or processes, or to react to changes in existing technologies, could materially delay our development and introduction of new and enhanced alternative products, which could result in decreased revenue and a loss of market share to our competitors.

Our R&D efforts may not be sufficient to adapt to changes in alternative fuel and electric vehicle technology. As technologies evolve, we plan to upgrade or adapt our energy solutions with the latest technology, in particular lighter weight modules and packs, advanced cooling methods and advanced battery chemistry, which may also negatively impact the adoption of our other products. However, we may not compete effectively with alternative systems if we are not able to source and integrate the latest technology into our battery products.

We mainly manufacture and market lithium-based battery systems. If a viable substitute product or chemistry to lithium-based battery systems emerges and gains market acceptance, our business, financial condition and results of operations will be materially and adversely affected. Furthermore, our failure to keep up with rapid technological changes and evolving industry standards within the lithium-based battery market may cause our products to become obsolete and less marketable, resulting in loss of market share to our competitors.

We mainly manufacture and market lithium-based battery systems. As we believe that the market for lithium-based batteries has good growth potential, we have focused our R&D activities on exploring new lithium chemistries and formulas to enhance our product quality and features while reducing cost. Some of our competitors are conducting R&D on alternative battery technologies, such as fuel cells and supercapacitors, and academic studies are ongoing as to the viability of sulfur and aluminum-based battery technologies. If any viable substitute products emerge and gain market acceptance because they have more enhanced features, more power, more attractive pricing or better reliability, the market demand for our products may decrease, and accordingly our business, financial condition and results of operations would be materially and adversely affected.

The battery efficiency of electric vehicles declines over time, which may negatively influence potential customers’ decisions on whether to purchase an electric vehicle.

Over time, vehicles using our battery systems will see performance decline as the battery decays, particularly in the driving range. If this fact is viewed unfavorably by potential customers of electric vehicles built using our battery system, it could negatively impact our sales.

42

Our future depends on the needs and success of our customers, as well as the demand for our customers’ products or services.

The demand for our battery products will ultimately depend on our end-market users. Decisions to purchase our battery packs and modules may depend on the performance of the industries of our customers and if demand for output in those industries decreases, then the demand for our products may decrease as well. Demand in these industries is impacted by numerous factors, including, but not limited to, commodity prices, infrastructure spending, consumer spending, customer fleet replacement schedules, travel restrictions, fuel costs, energy demands, municipal spending and government mandates and incentives. Increases or decreases in these variables may significantly impact the demand for our products. If we are unable to predict demand accurately, we may be unable to meet our customers’ needs, resulting in the loss of potential sales, or we may produce excess products, resulting in increased inventories and overcapacity in our production facilities, increasing our unit production cost and decreasing our operating margins.

We may incur significant costs because of the warranties we supply with our products and services.

With respect to our battery products, we typically offer warranties against any defects due to product malfunction or workmanship for a period of one to eight years from the date of purchase.

If we cannot continue to develop and commercialize new products in a timely manner, and at favorable margins, we may not be able to compete effectively. Even if we are able to develop new products, a change in our product, customer or geographic mix may cause our results of operations to differ substantially from our anticipated results in any particular period.

The battery industry has seen fast-paced innovation in product life, product design and technology application. We and our competitors have made, and continue to make, investments in R&D with the goal of further innovation. The successful development and introduction of new products face the uncertainty of customer acceptance and reaction from competitors, which could materially affect the sales of our existing products. In addition, our ability to develop new products and to sustain existing products is affected by whether we can:

●	develop and fund research and technological innovations;

●	receive and maintain necessary protections for our proprietary intellectual property rights;

●	obtain necessary governmental approvals and registrations;

●	comply with relevant governmental regulations; and

●	anticipate customer needs and preferences successfully.

The failure to develop and launch new products successfully could hinder the growth of our business and any delay in the development or launch of a new product could also compromise our competitive position. If competitors introduce new or enhanced products that significantly outperform ours, or if they develop or apply manufacturing technology that permits them to manufacture at a significantly lower cost relative to ours, we may be unable to compete successfully in the market segments affected by these changes.

Even if we are able to develop new products, our manufacturing capability may not be equipped to engage in high-volume manufacturing of such new products and our ability to commercialize these new products may be hindered. We may be required to invest in upgrades or modifications to our existing manufacturing processes and our technical personnel may be required to expend significant time and resources in order to enable our existing manufacturing lines to produce our new products. Any such requirement to make such upgrades or modifications may be costly and affect our ability to commercialize any new products, which may adversely affect our business, financial condition, operating results and prospects.

Additionally, our overall profitability may not meet expectations if our products, customers or geographic mix are substantially different than anticipated. We also may not effectively transition the design and technology of our components to achieve acceptable manufacturing yields using the technologies necessary to satisfy our customers’ product needs, or we may encounter quality problems with the battery systems we manufacture. If we are unable to timely and cost-effectively develop components with leading technology and overall quality, our ability to sell our battery systems may be significantly diminished, which could materially and adversely affect our business and financial results.

43

In addition, as a result of our vertical integration of components manufacturing, we make more capital investments and carry a higher percentage of fixed costs than we would if we were not vertically integrated. If our overall level of manufacturing decreases for any reason, and we are unable to reduce our fixed costs to match sales, our components manufacturing assets may face under-utilization that may impact our operating results. We are therefore subject to additional risks related to overall asset utilization, including the need to operate at high levels of utilization to drive competitive costs and the need for assured supply of components that we do not manufacture ourselves. In addition, as a result of adverse labor rates or availability, we may be required to increase investments in automation, which may cause our capital expenditures to increase. If we do not adequately address the challenges related to our components manufacturing operations, our ongoing operations could be disrupted, resulting in a decrease in our revenue or profit margins and negatively impacting our operating results.

We may experience significant delays in the design, production and launch of our new products, which could harm our business, prospects, financial condition and operating results.

Our R&D team is continually looking to improve our battery systems. Any delay in the financing, design, production and launch of our new products could materially damage our brand, business, prospects, financial condition and operating results. There are often delays in the design, production and commercial release of new products, and to the extent, we delay the launch of the items identified above, our growth prospects could be adversely affected as we may fail to grow our market share, to keep up with competing products or to satisfy customers’ demands or needs.

Our failure to cost-effectively manufacture our batteries in quantities which satisfy our customers’ demand and product specifications and their expectations for product quality and reliable delivery could damage our customer relationships and result in significant lost business opportunities for us.

We manufacture our products rather than relying upon third-party outsourcing. To be successful, we must cost-effectively manufacture commercial quantities of our complex batteries that meet our customer specifications for quality and timely delivery. To facilitate the commercialization of our products, we will need to further reduce our manufacturing costs, which we intend to do by improving our manufacturing and development operations. We depend on the performance of our manufacturing operations to manufacture and deliver our products to our customers. If we are unable to manufacture products in commercial quantities on a timely and cost-effective basis, we could lose our customers and be unable to attract future customers.

We may not be able to accurately plan our manufacturing based on our sales contracts, which may result in excess product inventory or product shortages.

We typically have a short delivery window to deliver goods to our customers once an order has been placed. To meet short delivery deadlines, we generally decide on our manufacturing level and timing, procurement, facility requirements, personnel needs and other resource requirements based on an estimate taking into account forecasted demand, our past dealings with such customers, market conditions and other relevant factors. Our customers’ final purchase orders may not be consistent with our estimates. If the final purchase orders substantially differ from our estimates, we may have excess product inventory or product shortages. Excess product inventory could result in unprofitable sales or write-offs as our products are susceptible to obsolescence and price declines. Producing additional products to make up for any product shortages within a short time frame may be difficult, making us unable to fulfill the purchase orders. In either case, our results of operation may be adversely affected.

We rely on complex machinery for our operations and our production involves a degree of risk and uncertainty in terms of operational performance and costs.

Our manufacturing facilities require large-scale machinery. Such machinery suffers unexpected malfunctions from time to time and will require repairs and spare parts to resume operations, which may not be available when needed. Unexpected malfunctions of our production equipment may significantly affect the intended operational efficiency. While the manufacturing equipment field is maturing there are still significant changes and improvements occurring with respect to manufacturing devices. Such changes pose a risk that our manufacturing line will become outdated faster than anticipated. Expenses to upgrade equipment to more cutting-edge designs may be necessary, raising costs.

44

Our battery packs rely on software and hardware that are highly technical, and if these systems contain errors, bugs or vulnerabilities, or if we are unsuccessful in addressing or mitigating technical limitations in our systems, our business could be adversely affected.

Our products rely on software and hardware, including software and hardware developed or maintained internally or by third parties, that are highly technical and complex and will require modification and updates over the life of a battery pack. In addition, certain of our products depend on the ability of such software and hardware to store, retrieve, process and manage immense amounts of data. Our software and hardware may contain errors, bugs or vulnerabilities, and our systems are subject to certain technical limitations that may compromise our ability to meet the objectives. Some errors, bugs or vulnerabilities inherently may be difficult to detect and may only be discovered after the code has been released for external or internal use. Errors, bugs, vulnerabilities, design defects or technical limitations may be found within our software and hardware. Although we attempt to remedy any issues that we observe in our products as effectively and rapidly as possible, such efforts may not be timely, may hamper production or may not be to the satisfaction of our customers. If we are unable to prevent or effectively remedy errors, bugs, vulnerabilities or defects in our software and hardware, we may suffer damage to our brand, loss of customers, loss of revenue or liability for damages, any of which could adversely affect our business and financial results.

We purchase certain key raw materials and components from third parties, and we may not be able to secure our supply of key raw materials in a stable and timely manner.

We currently purchase certain key raw materials needed for our products from third parties. Despite that we make strategic arrangements with major suppliers of raw materials to primarily lock the quantity of our key raw materials in advance to ensure the stable supplies of key raw materials, our current suppliers may be unable to satisfy our future requirements of quality and quantity of raw materials on a timely basis. If our current suppliers are unable to satisfy our long-term requirements on a timely basis, we may be required to seek alternative sources for necessary materials and components produce the raw materials or components in-house or redesign our proposed products to manufacture available substitutes at reasonable cost. If we fail to do so, it will result in a significant delay in our manufacturing and delivery of our products, which may result in liabilities of damages and damage to our reputation, and will adversely and materially affect our business, results of operations and financial condition.

If rising prices or reduced availability of raw materials continues to persist, our business and results of operations may be adversely affected.

Pricing and availability of raw materials for use in our business can be volatile due to numerous factors beyond our control, including general, domestic, and international economic conditions, labor costs, production levels, competition, consumer demand, import duties, and tariffs, inflation and currency exchange rates. This volatility can significantly affect the availability and cost of raw materials, and may therefore have a material adverse effect on our business, results of operations, and

To the extent we enter into strategic relationships, we will be dependent upon our partners.

Some of our products are not intended for direct sale to end-users and our business may require us to enter into strategic relationships with manufacturers of other power industry equipment that use batteries and other energy storage devices as important components of their finished products. The agreements governing any future strategic relationships may not provide us with control over the strategic relationship activities and our future partners, if any, could retain the right to terminate the strategic relationship at their option. Our future partners will have significant discretion in determining the efforts and level of resources that they dedicate to our products and may be unwilling or unable to fulfill their obligations to us. In addition, our future partners may develop and commercialize, either alone or with others, products that are similar to or competitive with the products that we intend to produce.

Any failure to offer high-quality technical support services may adversely affect our relationships with our customers and harm our financial results.

Our customers depend on our support organization to resolve any technical issues relating to our products. In addition, our sales process is highly dependent on the quality of our products, our business reputation and on strong recommendations from our existing customers. Any failure to maintain high-quality and highly-responsive technical support, or a market perception that we do not maintain high-quality and highly-responsive support, could harm our reputation, adversely affect our ability to sell our products to existing and prospective customers and harm our business, operating results and financial condition.

We offer technical support services with our products and may be unable to respond quickly enough to accommodate short-term increases in demand for support services, particularly as we increase the size of our customer base. We also may be unable to modify the format of our support services to compete with changes in support services provided by competitors. It is difficult to predict demand for technical support services and if demand increases significantly, we may be unable to provide satisfactory support services to our customers. Additionally, increased demand for these services, without corresponding revenue, could increase costs and adversely affect our results of operations.

45

Under certain circumstances, our customers can cancel or terminate their contracts.

We have ongoing arrangements with our customers and target customers. Some of these arrangements are evidenced by non-binding letters of intent and memoranda of understanding, early-stage agreements that are used for design and development purposes but will require renegotiation at later stages of development or production or master agreements that have yet to be implemented under separately negotiated statements of work, each of which could be terminated or may not materialize into next-stage contracts or long-term contract partnership arrangements. If these arrangements are terminated or if we are unable to enter into next-stage contracts or long-term operational contracts, our business, prospects, financial condition and operating results may be materially adversely affected.

Our lengthy and variable sales cycle makes it difficult for us to accurately forecast our revenue and other operating results. As a result, we expect our results of the operation to fluctuate on a quarterly and annual basis, which could cause our share price to fluctuate or decline.

The sales cycle for our products is lengthy, beginning from initial contact with a prospective customer to routine commercial utilization of our products, which makes it difficult for us to accurately forecast our revenue in a given period, and may cause our revenue and operating results to vary significantly from period to period. Some potential customers of our products typically need to commit significant time and resources in evaluating the technology used in our products and their decision to purchase our products may be further limited by budgetary constraints, lack of funding and numerous rounds of internal review and approval, which are beyond our control. We spend substantial time and effort assisting potential customers in evaluating our products, including providing demonstrations and validation. Even after initial approval by appropriate decision-makers, the negotiation and documentation processes for the actual adoption of our products can be lengthy. As a result of these factors, based on our experience to date, our sales cycle has varied and can sometimes be four years or longer. In addition, the revenue generated from sales of our products may fluctuate from time to time due to market and general economic conditions. As a result, our financial results may fluctuate on a quarterly basis which may adversely affect the price of our stock.

We experience fluctuations in quarterly and annual operating results.

Our quarterly and annual operating results have fluctuated in the past and likely will fluctuate in the future. The demand for our products is driven largely by the demand for the end-product applications that are powered by our products. Accordingly, the battery industry is affected by market conditions that are often outside our control. Our results of operations may fluctuate significantly from period to period due to a number of factors, including general economic, industry and market conditions, capacity ramp up by competitors, industrywide technological changes, the loss of a key customer and the postponement, rescheduling or cancellation of large orders by a key customer. As a result of these factors and other risks discussed in this section, year-over-year comparisons should not be relied upon to predict our future performance.

Our working capital requirements involve estimates based on the demand expectations of our customers and may decrease or increase beyond those currently anticipated, which could adversely impact our operating results and financial condition.

In order to fulfill the product delivery requirements of our customers, we plan for working capital needs in advance of customer orders. As a result, we base our funding and inventory decisions on estimates of future demand. If demand for our products does not increase as quickly as we have estimated or drops off sharply, our inventory and expenses could rise, and our business and operating results could suffer. Alternatively, if we experience sales in excess of our estimates, our working capital needs may be higher than those currently anticipated. Our ability to meet this excess customer demand depends on our ability to arrange for additional financing for any ongoing working capital shortages since it is likely that cash flow from sales will lag behind these investment requirements.

The success of our business depends on our ability to attract, train and retain highly-skilled employees and key personnel.

As a result of the highly specialized, technical nature of our business, we must attract, train and retain a sizable workforce comprising highly-skilled employees and other key personnel. Since our industry is characterized by high demand and intense competition for talent, we may have to pay higher salaries and wages and provide greater benefits in order to attract and retain highly-skilled employees or other key personnel that we will need to achieve our strategic objectives. As we are still a relatively young company and our business has grown rapidly, our ability to train and integrate new employees into our operations may not meet the requirements of our growing business. Our failure to attract, train or retain highly-skilled employees and other key personnel in numbers that are sufficient to satisfy our needs would materially and adversely affect our business. Staff that we are unable to retain also pose a risk since they can inform competitors of our know-how and may lessen the technological advantages over our competitors that we have developed.

46

We may acquire or invest in other companies or technologies, which could divert our management’s attention, result in dilution to our shareholders and otherwise disrupt our operations and adversely affect our business.

We may selectively acquire or invest in other companies or technologies that we believe could complement or expand our platform, enhance our technical capabilities or otherwise offer growth opportunities. However, acquisitions are complex, costly and time-consuming processes and involve numerous risks. The pursuit of potential acquisitions may divert the attention of management and cause us to incur various expenses in identifying, investigating and pursuing suitable acquisitions, whether or not they are consummated. Acquisitions also could result in dilutive issuances of equity securities or the incurrence of debt, which could adversely affect our operating results and financial condition. If we acquire additional businesses, we may not be able to integrate the acquired personnel, operations and technologies successfully or effectively manage the combined business following the acquisition. We also may not achieve the anticipated benefits from the acquired business due to a number of factors, including:

●	inability or difficulty integrating and benefiting from acquired technologies, services or clients in a profitable manner;

●	unanticipated costs or liabilities associated with the acquisition;

●	difficulty integrating the accounting systems, operations and personnel of the acquired business;

●	adverse effects to our existing business relationships with business partners and clients as a result of the acquisition;

●	assuming potential liabilities of an acquired company;

●	possibility of overpaying for acquisitions, particularly those with significant intangibles and those assets that derive value using novel tools or are involved in niche markets;

●	difficulty in acquiring suitable businesses, including challenges in predicting the value an acquisition will ultimately contribute to our business;

●	the potential loss of key employees of the acquired business; and

●	use of substantial portions of our available cash to consummate the acquisition.

Any of the above difficulties could adversely affect our ability to maintain relationships with clients, partners, suppliers and associates or our ability to achieve the anticipated benefits of the acquisition, or could reduce our earnings or otherwise adversely affect our business and financial results.

In addition, a significant portion of the purchase price of companies we acquire may be allocated to acquired goodwill and other intangible assets, which must be assessed for impairment at least annually. In the future, if our acquisitions do not yield expected returns, we may be required to take charges to our operating results based on this impairment assessment process, which could adversely affect our results of operations.

While we currently reinvest all cash generated by our PRC subsidiaries in our PRC operations, impediments to moving cash out of the PRC, if needed in the future, could hamper any growth and diversification that we are pursuing.

Currently, we do not have any present plan to pay any cash dividends on our ordinary shares in the foreseeable future and all cash generated by our PRC subsidiaries are reinvested in our PRC operations. However, we may in the future rely on dividends or distributions on equity from our subsidiaries, including our PRC subsidiaries, and any laws and regulations which restrict our ability to do so could materially and adversely hamper any growth and diversification that we are pursuing. Certain of our subsidiaries, including our PRC subsidiaries, are subject to statutory and regulatory requirements on the payment of dividends to us, which may materially and adversely limit our ability to grow, make investments or acquisitions.

47

Our planned expansion into new applications and markets pose additional risks which could adversely affect our business, financial condition and results of operations.

We intend to expand into new applications and expand our customer demographic in order to further grow our business. The lithium-based battery market is highly competitive and there can be no assurance that use of our products for these new applications will gain market acceptance.

In addition, we are planning to explore U.S. and Europe market, and are seeking to further expand our presence in PRC. However, these markets are less tested for our products and we face risks in expanding the business to these markets, which include differences in regulatory requirements for product testing, intellectual property protection (including patents and trademarks), tax incentive policy, legal systems and rules, marketing costs, fluctuations in currency exchange rates and changes in political and economic conditions. If we cannot successfully expand into these markets as we planned, our strategic goal will be impacted and our prospects will be materially and adversely affected.

We may require additional capital to support business growth, and this capital might not be available on acceptable terms, or at all.

We intend to continue to make investments to support our business growth and may require additional funds to respond to business challenges, including the need to develop new features or enhance our products, improve our operating infrastructure or acquire complementary businesses and technologies. Our capital requirements will depend on many factors, including, but not limited to:

●	technological advancements;

●	market acceptance of our products and product enhancements, and the overall level of sales of our products;

●	R&D expenses;

●	our relationships with our customers and suppliers;

●	our ability to control costs;

●	sales and marketing expenses;

●	enhancements to our infrastructure and systems and any capital improvements to our facilities;

●	our ability to maintain existing manufacturing equipment;

●	potential acquisitions of businesses and product lines; and

●	general economic conditions, including the effects of international conflicts and their impact on the automotive industry in particular.

Accordingly, we may need to engage in equity or debt financings to secure additional funds. If we raise additional funds through future issuances of equity or convertible debt securities, our existing shareholders could suffer significant dilution, and any new equity securities we issue could have rights, preferences and privileges superior to those of holders of our ordinary shares. Any debt financing that we may secure in the future could involve restrictive covenants relating to our capital raising activities and other financial and operational matters, which may make it more difficult for us to obtain additional capital and to pursue business opportunities, including potential acquisitions. We may not be able to obtain additional financing on terms favorable to us, if at all. If we are unable to obtain adequate financing or financing on terms satisfactory to us when we require it, our ability to continue to support our business growth and to respond to business challenges could be significantly impaired, and our business may be adversely affected.

We may be subject to financial and reputational risks due to product recalls and product liability claims, and we could face substantial liabilities which exceed our resources.

Lithium-based battery systems for use in electric vehicles are inherently complex and subject to failure, accidents or other malfunctions. Accordingly, we may be exposed to product recalls and product liability claims. The risk of product recalls and product liability claims, and associated adverse publicity, is inherent in the development, manufacturing and sale of our products. Any product recall or product liability claims seeking significant monetary damages could have a material adverse effect on our business and financial condition. A product recall or product liability claim could generate substantial negative publicity about our products and business, interfere with our manufacturing plans and product delivery obligations as we seek to replace, or repair affected products, and inhibit or prevent commercialization of other future product candidates.

48

Our operations expose us to litigation, environmental and other legal compliance risks, including increased climate change legislation restricting greenhouse gas (“GHG”) emissions.

We are subject to a variety of litigation, environmental, health and safety and other legal compliance risks. These risks include, among other things, possible liability relating to product liability matters, personal injuries, intellectual property rights, contract-related claims, government contracts, health and safety liabilities, environmental matters and compliance with U.S. and foreign laws, competition laws and laws governing improper business practices. We or one of our business units could be charged with wrongdoing as a result of such matters. If convicted or found liable, we could be subject to significant fines, penalties, repayments or other damages (in certain cases, treble damages). As a business with international reach, currently we are mainly subject to PRC laws and regulations , we may be subject to complex laws and regulations in jurisdictions in the future which we may have business, including the U.S., EU and the U.K. Those laws and regulations may be interpreted in different ways. They may also change from time-to-time, as may related interpretations and other guidance. Changes in laws or regulations could result in higher expenses and payments, and uncertainty relating to laws or regulations may also affect how we conduct our operations and structures our investments and could limit our ability to enforce our rights.

We may fail to comply with certain health and production safety laws and regulations governing hazardous materials.

In the sourcing of our products throughout the world, we process, store, dispose of and otherwise use large amounts of hazardous materials. As a result, we are subject to extensive and evolving health and production safety laws and regulations governing, among other things: the health of our employees and safety production requirements regarding the generation, handling, storage, use and transportation of hazardous materials. Compliance with these laws and regulations results in ongoing costs. Failure to comply with these laws or regulations, or to obtain or comply with the relevant permits, could result in fines, criminal charges or other sanctions by regulators. Furthermore, we may be ordered to rectify a noncompliance within a stipulated deadline; and if we fail to do so, we may be ordered to cease operations. For instance, we are required under PRC law to design and build occupational disease prevention facilities concurrently with the construction of our manufacturing facilities, where hazardous elements which adversely affect the health of our employees are generated or used. Our ongoing compliance with health and safety laws, regulations and permits could require us to incur significant expenses, limit our ability to modify or expand our facilities or continue manufacturing and make other capital improvements. In addition, private parties, including current or former employees, could bring personal injury or other claims against us due to the presence of, or exposure to, hazardous substances used, stored or disposed of by us or contained in our products.

As components of electric vehicles, our products as installed in the products of our customers are subject to motor vehicle standards and the failure of the vehicles to satisfy such mandated safety standards could have a material adverse effect on the demand for our products, our business and our operating results.

Our products are used as components in electric vehicles. All vehicles sold must comply with applicable international, federal, and state motor vehicle safety standards, which vary by national and other jurisdictions. In the U.S., vehicles that meet or exceed all federally mandated safety standards are certified under federal regulations. Rigorous testing and the use of approved materials and equipment are among the requirements for achieving federal certification. Failure by our vehicle manufacturing customers to satisfy motor vehicle standards could have a material adverse effect on our business and operating results.

Internationally, there may be laws in jurisdictions we have not yet entered or laws of which we are unaware in jurisdictions we have entered that may restrict our sales or other business practices. Even for those jurisdictions we have analyzed, the laws in this area can be complex, difficult to interpret and may change over time. Continued regulatory limitations and other obstacles interfering with our business or our customer’s ability to sell products could have a negative and material impact on our business, prospects, financial condition and results of operations.

49

Compliance with environmental regulations can be expensive, and failure to comply with these regulations may result in monetary damages and fines, adverse publicity and have a material adverse effect on our business.

As a manufacturer, we are subject to various environmental laws and regulations on air emission, waste water discharge, solid waste, noise and the disposal of hazardous materials. Cobalt and lithium are toxic materials that are important raw materials in our batteries. We also use, generate and discharge hazardous chemicals and wastes in our research, development and manufacturing activities. At our primary manufacturing site, under the PRC environmental regulations, we are required to maintain the pollutant emission levels at each of our facilities within the levels prescribed by the relevant governmental authorities and obtain a pollution discharge permit for our water and air emissions. We are also required to design and build environmental treatment facilities concurrently with the construction of our manufacturing facilities, where waste air, waste water and waste solids we generate can be treated in accordance with the relevant requirements. In addition, certain laws and regulations require enterprises like us that generate hazardous wastes, to engage companies which are licensed and qualified to process the hazardous wastes, and to collect, store, dispose of and transfer the hazardous waste. If we fail to comply with national and local environmental protection laws and regulations, the relevant governmental authorities may impose fines or deadlines to cure instances of noncompliance, and may even order us to cease operations if we fail to comply with their requirements. In particular, any breach by us in connection with requirements relating to the handling of hazardous wastes may subject us to monetary damages and fines. In addition, if any third party suffers any loss as a result of our pollutant emission practices, our improper handling of hazardous wastes or our noncompliance with environmental regulations, such third parties may seek damages from us. We cannot assure you that we will be able to comply with all environmental laws and regulations at all times as the environmental legal regime is evolving and becoming more stringent. Therefore, if more stringent regulations are imposed in the future, we will have to incur additional substantial costs and expenses in order to comply with new regulations, which may negatively affect our results of operations. If we fail to comply with any of the present or future environmental regulations in any material aspect or cause any loss to any third parties due to our pollutant emission practices, improper handling of hazardous wastes or other environmental noncompliance, we may suffer from negative publicity and may be required to pay substantial fines, pay damages to such third parties, or suspend or even cease operations. Failure to comply with environmental laws and regulations may materially and adversely affect our business, financial condition and results of operations.

To the extent we ship our products outside of the PRC, or to the extent our products are used in products sold outside of the PRC, they may be affected by the following: the transportation of non-rechargeable and rechargeable lithium batteries is regulated by the International Civil Aviation Organization (the “ICAO”), and corresponding International Air Transport Association (the “IATA”), Pipeline & Hazardous Materials Safety Administration (the “PHMSA”), Dangerous Goods Regulations and the International Maritime Dangerous Goods Code (the “IMDG”), and in the PRC by General Administration of Civil Aviation of China and Maritime Safety Administration of the PRC. These regulations are based on the United Nations, or UN, Recommendations on the Transport of Dangerous Goods Model Regulations and the UN Manual of Tests and Criteria. We currently ship our products pursuant to ICAO, IATA and PHMSA hazardous goods regulations. The regulations require companies to meet certain testing, packaging, labeling and shipping specifications for safety reasons. If we are unable to comply with such regulations or any new regulations promulgated from time to time, however, or if regulations are introduced that limit our ability to transport our products to customers in a cost-effective manner, this could have a material adverse effect on our business, financial condition and results of operations.

The enactment of legislation implementing changes in the U.S. to taxation of international business activities or the adoption of other tax reform policies could materially impact our financial position and results of operations.

Changes to U.S. tax laws, including limitations on the ability of taxpayers to claim and utilize foreign tax credits and the deferral of certain tax deductions until earnings outside of the U.S. are repatriated to the U.S., as well as changes to U.S. federal income tax laws that may be enacted in the future, could impact the tax treatment of our foreign earnings. Due to our international business activities, any changes in the U.S. federal income taxation of such activities may increase our worldwide effective tax rate and adversely affect our financial position and results of operations.

Our international operations subject us to potentially adverse tax consequences.

We generally conduct our international operations through wholly-owned subsidiaries, branches and representative offices and report our taxable income in various jurisdictions worldwide based upon our business operations in those jurisdictions. Our intercompany relationships are subject to complex transfer pricing regulations administered by taxing authorities in various jurisdictions. The relevant taxing authorities may disagree with our determinations as to the income and expenses attributable to specific jurisdictions. If such a disagreement were to occur, and our position was not sustained, we could be required to pay additional taxes, interest and penalties, which could result in one-time tax charges, higher effective tax rates, reduced cash flows and lower overall profitability of our operations. We believe that our financial statements reflect adequate reserves to cover such a contingency, but there can be no assurances in that regard.

50

According to the EIT Law of the PRC and the Regulation on Implementing the EIT Law, related party transactions must be conducted on an arm’s-length basis. Such transactions between related parties may be subject to audit or scrutiny by the PRC tax authorities within ten years after the taxable year when the transactions are conducted. If the relevant PRC tax authorities determine that the related party transactions occurred in PRC have not been conducted on an arm’s-length basis, they may adjust the taxable income of our PRC subsidiary through a transfer pricing adjustment and impose additional taxes (together with applicable interest) on our PRC subsidiary, as well as penalties for under-reporting of taxable income.

The uncertainty in global economic conditions, such as those associated with Russia’s recent invasion of Ukraine, could negatively affect our operating results.

Our operating results are directly affected by the general global economic conditions of the industries in which our major customer groups operate. Our business segments are highly dependent on the economic and market conditions in each of the geographic areas in which we operate. The uncertainty in global economic conditions varies by geographic segment and can result in substantial volatility in global credit markets. Credit volatility could impact our working capital for manufacturing, or result in cost changes or interruptions to suppliers whose components we rely upon if we are unable to access the needed credit for our operations. These conditions affect our business by reducing prices that our customers may be able or willing to pay for our products or by reducing the demand for our products, which could in turn negatively impact our sales and result in a material adverse effect on our business, cash flow, results of operations and financial condition.

Further, in connection with Russia’s invasion of Ukraine, the U.S., the E.U. and certain other governments around the world have responded by imposing various economic sanctions which restrict or prohibit certain business opportunities in Russia and Ukraine. These sanctions are complex and are rapidly evolving. We are closely monitoring the developments in Ukraine and Russia, and if there are changes in laws and regulations resulting in our inability to fulfill our contractual obligations, this could have a material adverse effect on our results of operations.

The uncertain nature, magnitude, and duration of hostilities stemming from Russia’s recent invasion of Ukraine, including the potential effects of sanctions limitations, possibility of counter-sanctions, retaliatory cyber-attacks on the world economy and markets, further disruptions to global supply chains and potential shipping delays, have contributed to increased market volatility and uncertainty, which could have an adverse impact on macroeconomic factors that affect our business. There is also a risk that the Russian government may nationalize or expropriate foreign-owned assets or businesses. We do not own any assets or employ any personnel in Russia or the Ukraine.

In addition, we rely on our payment processors to understand the destination of our payments to sellers. If our payment processors fail to follow newly imposed sanctions limitations, we may be at risk of being deemed to have violated such sanctions limitations. Further escalation of geopolitical tensions could have a broader impact that expands into other markets where we do business, which could adversely affect our business, business partners or customers in the broader region.

Our facilities or operations could be damaged or adversely affected as a result of natural disasters and other catastrophic events.

Our facilities or operations could be adversely affected by events outside of our control, such as natural disasters, wars, health epidemics (such as the COVID-19 pandemic), and other calamities. We cannot assure you that any backup systems will be adequate to protect us from the effects of fire, floods, typhoons, earthquakes, power loss, telecommunications failures, break-ins, war, riots, terrorist attacks or similar events. Any of the foregoing events may give rise to interruptions, breakdowns, system failures, technology platform failures or internet failures, which could cause the loss or corruption of data or malfunctions of software or hardware as well as adversely affect our ability to provide services.

Our connected products and our website, systems, and data we maintain may be subject to intentional disruption, other security incidents, or alleged violations of laws, regulations, or other obligations relating to data handling that could result in liability and adversely impact our reputation and future sales.

We expect to face significant challenges with respect to information security and maintaining the security and integrity of our systems and other systems used in our business, as well as with respect to the data stored on or processed by these systems. Advances in technology, an increased level of sophistication, an increased level of expertise of hackers and new discoveries in the field of cryptography or others can result in a compromise or breach of the systems used in our business or of security measures used in our business to protect confidential information, personal information, and other data.

51

The availability and effectiveness of our connected products, and our ability to conduct our business and operations, depend on the continued operation of information technology and communications systems, some of which we have yet to develop or otherwise obtain the ability to use. Systems used in our business, including data centers and other information technology systems, will be vulnerable to damage or interruption. Such systems could also be subject to break-ins, sabotage and intentional acts of vandalism, as well as disruptions and security incidents as a result of non-technical issues, including intentional or inadvertent acts or omissions by employees, service providers, or others. We anticipate using outsourced service providers to help provide certain services, and any such outsourced service providers face similar security and system disruption risks as we do. Some of the systems used in our business will not be fully redundant, and our disaster recovery planning cannot account for all eventualities. Any data security incidents or other disruptions to any data centers or other systems used in our business could result in lengthy interruptions in our service.

Social media platforms present risks and challenges that could cause damage to our brand and reputation, and which could subject us to liability, penalties and other restrictive sanctions.

Social media platforms present risks and challenges that could cause damage to our brand and reputation, and which could subject us to liability, penalties and other restrictive sanctions. We have adopted internal policies and procedures regarding social media, which may not be effective in preventing the inappropriate use of social media platforms, including blogs, social media websites and other forms of Internet-based communications. These platforms allow individuals access to a broad audience of consumers, investors and other interested persons. The considerable expansion in the use of social media over recent years has increased the volume and speed at which negative publicity arising from these events can be generated and spread, and we may be unable to timely respond to, correct any inaccuracies in, or adequately address negative perceptions arising from such media coverage. The use of such platforms by our officers and other employees and former employees could in the future increase our costs, cause damage to our brand and reputation, result in the disclosure of confidential information, lead to litigation or subject us to regulatory inquiries, penalties and other restrictive sanctions and adverse consequences if the SEC, the Department of Justice or any other government agency were to pursue legal action in the future. In addition, negative or inaccurate posts or comments about us on social media platforms could damage our reputation, brand image and goodwill, and we could lose the confidence of our customers and partners, regardless of whether such information is true and regardless of any number of measures we may take to address them.

Risks Related to Ownership of Elong’s Securities

GRACEDAN CO., LIMITED will own a majority of New Elong’s voting power and thus may control certain actions requiring a shareholder vote.

Upon consummation of the Business Combination, because each Elong Class B Ordinary Share will entitle the holder thereof to 50 votes on all matters subject to vote at general meetings of New Elong, the Supporting Shareholder will own approximately 85.6% of the voting power of New Elong’s total issued and outstanding share capital assuming no TMT Ordinary Shares are redeemed and approximately 86.7% of the voting power of New Elong’s total issued and outstanding share capital assuming all TMT Public Shares are redeemed. Accordingly, for the foreseeable future, the Supporting Shareholder will control New Elong and its corporate affairs. So long as the Supporting Shareholder continues to control more than 50% of the voting power of New Elong, it will be able to direct the election of all the members of the New Elong Board. In addition, as long as the Supporting Shareholder continues to control more than 50% of the voting power of New Elong, it will have the ability to take certain shareholder action without the approval of any other shareholder. Similarly, the Supporting Shareholder will have the ability to prevent the approval of any action submitted to the shareholders of New Elong. If the Supporting Shareholder does not provide any requisite approval or consent allowing New Elong to take any such action when requested, New Elong will not be able to engage in the related activities and, as a result, New Elong’s business and its operating results may be harmed.

Due to the control by the Supporting Shareholder over the voting power of New Elong, New Elong will be considered a “controlled company” under the Nasdaq rules. This will allow New Elong to avoid complying with certain of the Nasdaq corporate governance rules, including the rules that require New Elong to have a board comprised of at least 50% independent directors, to have board nominations either selected, or recommended for the board’s selection, by either a nominating committee comprised solely of independent directors or by a majority of the independent directors and to have officer compensation determined, or recommended to the board for determination, either by a compensation committee comprised solely of independent directors or by a majority of the independent directors.

Elong’s stock price may be volatile in the future, which could lead to losses by investors and costly securities litigation.

The trading price of Elong Class A Ordinary Shares may be subject to wide fluctuations in response to quarter-to-quarter variations in results of operations, announcements of technological innovations or new products introduced by Elong or its competitors, general conditions in the battery technology industries, changes in earnings estimates by analysts or other events or factors. In addition, the public stock markets recently have experienced high price and trading volatility. This volatility has significantly affected the market prices of securities of many of Elong’s publicly traded competitors for reasons frequently unrelated to the operating performance of the specific companies. These broad market fluctuations may adversely affect the market price of Elong Class A Ordinary Shares.

You may not be able to resell your Elong Class A Ordinary Shares at an attractive price due to a number of factors such as those listed in “Risks Related to Elong’s Business” and the following:

●	results of operations that vary from the expectations of securities analysts and investors;

●	results of operations that vary from those of Elong’s competitors;

●	guidance, if any, that Elong provides to the public, any changes in this guidance or our failure to meet this guidance;

●	changes in expectations as to Elong’s future financial performance, including financial estimates and investment recommendations by securities analysts and investors;

●	declines in the market prices of stocks generally;

●	strategic actions by Elong or its competitors;

●	announcements by Elong or its competitors of significant contracts, acquisitions, joint ventures, other strategic relationships or capital commitments;

●	any significant change in Elong’s management;

●	changes in general economic or market conditions or trends in Elong’s industry or markets;

52

●	changes in business or regulatory conditions, including new laws or regulations or new interpretations of existing laws or regulations applicable to Elong’s business;

●	future sales of Elong Class A Ordinary Shares or other securities;

●	investor perceptions or the investment opportunity associated with Elong Class A Ordinary Shares relative to other investment alternatives;

●	the public’s response to press releases or other public announcements by Elong or third parties, including Elong’s filings with the SEC;

●	litigation involving Elong, its industry, or both, or investigations by regulators into Elong’s operations or those of its competitors;

●	the development and sustainability of an active trading market for Elong Class A Ordinary Shares;

●	actions by institutional or activist shareholders;

●	the impact of the COVID-19 pandemic and its effect on Elong’s business and financial conditions;

●	changes in accounting standards, policies, guidelines, interpretations or principles; and

●	other events or factors, including those resulting from natural disasters, war, or the threat of war, in particular, the current conflict in Ukraine, acts of terrorism or responses to these events.

Broad market and industry fluctuations may adversely affect the market price of Elong Class A Ordinary Shares, regardless of actual operating performance, financial results or prospects. In addition, price volatility may be greater if the public float and trading volume of Elong Class A Ordinary Shares is low. Some companies that have had volatile market prices for their securities have been the target of a hostile takeover or subject to involvement by activist shareholders. If Elong were to become the target of such a situation, it could result in substantial costs and divert resources and the attention of executive management from the business.

The current market price of TMT Ordinary Shares may not be indicative of future market prices or intrinsic value, and Elong may not be able to sustain or increase the value of an investment in Elong’s securities. Investors in Elong’s securities may experience a decrease, which could be substantial, in the value of their securities, including decreases unrelated to Elong’s operating performance, financial results or prospects. Your only opportunity to achieve a return on your investment in Elong’s securities may be if the market price of such securities appreciates and you sell your securities at a profit. The market price for Elong’s securities may never exceed, and may fall below, the price that you paid for such securities. You could lose all or part of your investment in Elong as a result.

In the past, following periods of market volatility, shareholders have instituted securities class action litigation. If Elong becomes involved in securities litigation, it could have a substantial cost and divert resources and the attention of executive management from the business regardless of the outcome of such litigation.

It is not expected that New Elong will pay dividends in the foreseeable future after the Business Combination.

It is expected that New Elong will retain most, if not all, of its available funds and any future earnings after the Business Combination to fund the development and growth of its business. As a result, it is not expected that New Elong will pay any cash dividends in the foreseeable future.

53

Following completion of the Business Combination, the New Elong Board will have complete discretion as to whether to distribute dividends. Even if the New Elong Board decides to declare and pay dividends, the timing, amount and form of future dividends, if any, will depend on the future results of operations and cash flow, capital requirements and surplus, the amount of distributions, if any, received by New Elong’s subsidiaries, New Elong’s financial condition, contractual restrictions and other factors deemed relevant by the New Elong Board. There is no guarantee that the Elong Class A Ordinary Shares will appreciate in value after the Business Combination or that the trading price of the Elong Class A Ordinary Shares will not decline.

An active trading market for New Elong Class A Ordinary Shares may not be sustained.

New Elong Class A Ordinary Shares are expected to be listed on Nasdaq and to trade on that market and others. New Elong cannot assure you that an active trading market for its common stock will be sustained. Accordingly, New Elong cannot assure you of the liquidity of any trading market, your ability to sell your shares of its common stock when desired or the prices that you may obtain for your shares.

New Elong’s securities may not be listed on a national securities exchange after the Business Combination, which could limit investors’ ability to make transactions in New Elong’s securities and subject New Elong to additional trading restrictions.

New Elong has applied to have the Elong Class A Ordinary Shares listed on Nasdaq after consummation of the Business Combination. New Elong will be required to meet the initial listing requirements of Nasdaq to be listed. New Elong may not be able to meet those initial listing requirements (and the related closing condition, which requires the Elong Class A Ordinary Shares to be issued in the Business Combination be approved for listing on Nasdaq, may be waived by the parties). Even if New Elong’s securities are so listed, New Elong may be unable to maintain the listing of its securities in the future.

If New Elong fails to meet the initial listing requirements and Nasdaq does not list its securities (and the related closing condition is waived by the parties), or if its securities are subsequently delisted, New Elong could face significant material adverse consequences, including:

●	a limited availability of market quotations for its securities;

●	a limited amount of news and analyst coverage for New Elong; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

If securities or industry analysts either do not publish research about New Elong or publish inaccurate or unfavorable research about us, New Elong’s business, or its market, or if they change their recommendations regarding Elong Class A Ordinary Shares adversely, the trading price or trading volume of the Elong Class A Ordinary Shares could decline.

The trading market for Elong Class A Ordinary Shares is influenced in part by the research and reports that securities or industry analysts may publish about us, its business, New Elong’s market, or its competitors. If one or more of the analysts initiate research with an unfavorable rating or downgrade Elong Class A Ordinary Shares, provide a more favorable recommendation about New Elong’s competitors, or publish inaccurate or unfavorable research about its business, the share price of the Elong Class A Ordinary Shares would likely decline. In addition, securities research analysts may establish and publish their own periodic projections for New Elong’s business. These projections may vary widely and may not accurately predict the results New Elong actually achieves. Its stock price may decline if its actual results do not match the projections of these securities research analysts. Furthermore, if no analysts commence coverage of it, the trading price and volume for Elong Class A Ordinary Shares could be adversely affected. If any analyst who may cover New Elong were to cease coverage of New Elong or fail to regularly publish reports on New Elong, New Elong could lose visibility in the financial markets, which in turn could cause the trading price or trading volume of its common stock to decline.

New Elong does not have experience operating as a public company subject to U.S. federal securities laws and may not be able to adequately develop and implement the governance, compliance, risk management and control infrastructure and culture required for a public company, including compliance with the Sarbanes-Oxley Act.

New Elong does not have experience operating as a public company subject to U.S. federal securities laws. Additionally, Elong’s officers and directors lack experience in managing a public company subject to U.S. federal securities laws, which makes their ability to comply with applicable laws, rules and regulations uncertain. New Elong’s failure to comply with all applicable laws, rules and regulations could subject New Elong to U.S. regulatory scrutiny or sanction, which could harm its reputation and share price.

54

Neither New Elong nor Elong has previously been required to prepare or file periodic or other reports with the SEC or to comply with the other requirements of U.S. federal securities laws. They have not previously been required to establish and maintain the disclosure controls and procedures, and internal control over financial reporting applicable to an entity that is a foreign private issuer under U.S. federal securities laws, including the Sarbanes-Oxley Act. New Elong may experience errors, mistakes and lapses in processes and controls, resulting in a failure to meet requisite U.S. standards.

As a public company subject to U.S. federal securities laws, New Elong will incur significant legal, accounting, insurance, compliance, and other expenses. Compliance with reporting, internal control over financial reporting and corporate governance obligations may require members of its management and its finance and accounting staff to divert time and resources from other responsibilities to ensure these new regulatory requirements are fulfilled.

If it fails to adequately implement the required governance and control framework, New Elong may fail to comply with the applicable rules or requirements associated with being a public company subject to U.S. federal securities laws. Such failure could result in the loss of investor confidence, could harm New Elong’s reputation, and cause the market price of Elong Class A Ordinary Shares to decline.

Due to inadequate governance and internal control policies, misstatements or omissions due to error or fraud may occur and may not be detected, which could result in failures to make required filings in a timely manner or result in making filings containing incorrect or misleading information. Any of these outcomes could result in SEC enforcement actions, monetary fines or other penalties, as well as damage to New Elong’s reputation, business, financial condition, operating results and stock price.

New Elong is an emerging growth company within the meaning of the Securities Act, and if New Elong takes advantage of certain exemptions from disclosure requirements available to “emerging growth companies”, this could make New Elong’s securities less attractive to investors and may make it more difficult to compare New Elong’s performance with other public companies.

New Elong is an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act. For as long as New Elong continues to be an emerging growth company, New Elong may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. New Elong could be an emerging growth company for up to five years, although New Elong could lose that status sooner if its revenues exceed $1.235 billion, if New Elong issues more than $1 billion in non-convertible debt in a three-year period, or if it becomes a large accelerated filer, as defined under the Exchange Act. We cannot predict if investors will find New Elong securities less attractive because New Elong relies on these exemptions. If some investors find New Elong securities less attractive as a result, there may be a less active trading market for New Elong securities, and the price of New Elong securities may be more volatile.

Elong will be a foreign private issuer and, as a result, Elong will not be subject to U.S. proxy rules and will be subject to Exchange Act reporting obligations that, to some extent, are more lenient and less frequent than those of a U.S. domestic public company.

Because Elong will qualify as a foreign private issuer under the Exchange Act, Elong will be exempt from certain provisions of the Exchange Act that are applicable to U.S. domestic public companies, including (1) the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act, (2) the sections of the Exchange Act requiring insiders to file public reports of their share ownership and trading activities and liability for insiders who profit from trades made in a short period of time and (3) the rules under the Exchange Act requiring the filing with the SEC of quarterly reports on Form 10-Q containing unaudited financial and other specified information. In addition, foreign private issuers are not required to file their annual report on Form 20-F until 120 days after the end of each fiscal year, while U.S. domestic issuers that are accelerated filers are required to file their annual report on Form 10-K within 75 days after the end of each fiscal year and U.S. domestic issuers that are large accelerated filers are required to file their annual report on Form 10-K within 60 days after the end of each fiscal year. Foreign private issuers are also exempt from Regulation FD, which is intended to prevent issuers from making selective disclosures of material information. As a result of all of the above, you may not have the same protections afforded to shareholders of a company that is not a foreign private issuer.

55

As a foreign private issuer, and as permitted by the listing requirements of the Nasdaq, Elong will be permitted to follow certain home country governance practices rather than the corporate governance requirements of Nasdaq.

As a foreign private issuer, Elong will be permitted to follow certain home country corporate governance practices instead of those otherwise required under the Nasdaq Listing Rules for domestic issuers, provided that Elong discloses the requirements it is not following and describe the home country practices it is following. For example, Nasdaq requires listed companies to have, among other things, a majority of its board members be independent. As a foreign private issuer, however, Elong will be permitted to follow home country practice in lieu of that requirement. Following completion of the Business Combination, we expect to follow the Nasdaq corporate governance rules. However, Elong may elect in the future to follow certain home country corporate governance practices in lieu of the requirements for U.S. companies listed on Nasdaq, as permitted by the rules of Nasdaq, in which case the protection that is afforded to our shareholders would be different from that accorded to investors of U.S. domestic issuers.

Elong may lose its foreign private issuer status in the future, which could result in significant additional costs and expenses.

As discussed above, Elong will be a foreign private issuer, and therefore, Elong will not be required to comply with all of the periodic disclosure and current reporting requirements of the Exchange Act. The determination of foreign private issuer status is made annually on the last business day of an issuer’s most recently completed second fiscal quarter, and, accordingly, the next determination was made with respect to Elong on June 30, 2024. In the future, Elong would lose its foreign private issuer status if (1) more than 50% of Elong’s outstanding voting securities are owned by U.S. residents and (2) a majority of Elong’s directors or executive officers are U.S. citizens or residents, or Elong fails to meet additional requirements necessary to avoid loss of foreign private issuer status. If Elong loses its foreign private issuer status, Elong will be required to file with the SEC periodic reports and registration statements on U.S. domestic issuer forms, which are more detailed and extensive than the forms available to a foreign private issuer. Elong will also have to mandatorily comply with U.S. federal proxy requirements, and Elong’s officers, directors and principal shareholders will become subject to the short-swing profit disclosure and recovery provisions of Section 16 of the Exchange Act. In addition, Elong will lose its ability to rely upon exemptions from certain corporate governance requirements under the Nasdaq listing rules. As a U.S. listed public company that is not a foreign private issuer, Elong will incur significant additional legal, accounting and other expenses that Elong will not incur as a foreign private issuer.

Because TMT and Elong are incorporated under the laws of the Cayman Islands, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. Federal courts may be limited.

Each of TMT and Elong is an exempted company incorporated under the laws of the Cayman Islands. Their corporate affairs are governed by their memorandum and articles of association, the Companies Act (As Revised) of the Cayman Islands, and the common law of the Cayman Islands. The rights of shareholders to take action against their directors, actions by their minority shareholders and the fiduciary duties of their directors to them under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands and from the common law of England, the decisions of whose courts are of persuasive authority, but are not binding, on a court in the Cayman Islands. The rights of TMT’s and Elong’s shareholders and the fiduciary duties of their directors under Cayman Islands law are not as clearly established as they would be under statutes or judicial precedents in some jurisdictions in the United States. In particular, the Cayman Islands has a less developed body of securities laws than the United States. Some U.S. states, such as Delaware, have more fully developed and judicially interpreted bodies of corporate law than the Cayman Islands. In addition, Cayman Islands companies may not have the standing to initiate a shareholder derivative action in a federal court of the United States.

Shareholders of Cayman Islands exempted companies like us have no general rights under Cayman Islands law to inspect corporate records (other than the memorandum and articles of association and any special resolutions passed by such companies, and the register of mortgages and charges of such companies) or to obtain copies of lists of shareholders of these companies. Our directors have discretion under TMT’s M&A and New Elong’s M&A to determine whether or not, and under what conditions, our corporate records may be inspected by our shareholders, but are not obliged to make them available to our shareholders. This may make it more difficult for you to obtain the information needed to establish any facts necessary for a shareholder motion or to solicit proxies from other shareholders in connection with a proxy contest.

The Cayman Islands has a different body of securities laws as compared to the United States and provides less protection to investors. Additionally, Cayman Islands companies may not have standing to sue before the federal courts of the United States.

There is uncertainty as to whether the courts of the Cayman Islands would (i) to recognize or enforce against TMT or Elong judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; and (ii) entertain original actions brought in each respective jurisdiction against TMT or Elong predicated upon the civil liability provisions of the federal securities laws of the United States or any state. There is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, although the courts of the Cayman Islands will in certain circumstances recognize and enforce a foreign money judgment, without any re-examination or re-litigation of matters adjudicated upon, provided such judgment: (a) is given by a foreign court of competent jurisdiction; (b) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given; (c) is final; (d) is not in respect of taxes, a fine or a penalty; (e) was not obtained by fraud; and (f) is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

New Elong’s M&A generally provides that the United States District Court for the Southern District of New York will be the exclusive forum within the United States for the resolution of any complaint asserting a cause of action arising out of or relating in any way to the federal securities laws of the United States.

New Elong’s M&A provides that, unless New Elong consents in writing to the selection of an alternative forum, the United States District Court for the Southern District of New York (or, if the United States District Court for the Southern District of New York lacks subject matter jurisdiction over a particular dispute, the state courts in New York County, New York) shall be the exclusive forum within the United States for the resolution of any complaint asserting a cause of action arising out of or relating in any way to the federal securities laws of the United States, regardless of whether such legal suit, action, or proceeding also involves parties other than New Elong.

Notwithstanding the foregoing, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. In addition, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. To the extent the exclusive forum provision restricts the courts in which our shareholders may bring claims arising under the Securities Act and the Exchange Act and the rules and regulations thereunder, there is uncertainty as to whether a court would enforce such provision. Investors cannot waive compliance with the federal securities laws and the rules and regulations promulgated thereunder.

This exclusive forum provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with under the federal securities laws, which may discourage lawsuits with respect to such claims. By requiring a shareholder to bring such a claim in the United States District Court for the Southern District of New York (or, if the United States District Court for the Southern District of New York lacks subject matter jurisdiction over a particular dispute, the state courts in New York County, New York), the exclusive forum provision also may increase the costs to a shareholder of bringing such a claim.

Risks Related to Elong’s Intellectual Property

Our success depends on our ability to obtain, maintain and protect our intellectual property rights.

We rely on our trademarks, service marks, trade names and brand names to distinguish our products from the products of our competitors, and have registered or applied to register many of these trademarks. Our trademarks or trade names may be challenged, infringed, circumvented or declared generic or determined to be infringing on other marks, and we cannot assure you that our trademark applications will be approved. During trademark registration proceedings, we may receive rejections. Although we are given an opportunity to respond to those rejections, we may be unable to overcome such rejections. In addition, in the China National Intellectual Property Administration (“CNIPA”), and the U.S. Patent and Trademark Office and in comparable agencies in many foreign jurisdictions, third parties are given an opportunity to oppose pending trademark applications and to seek to cancel registered trademarks. Opposition or cancellation proceedings may be filed against our trademarks, and our trademarks may not survive such proceedings. In the event that our trademarks are successfully challenged, we could be forced to rebrand our products, which could result in loss of brand recognition and could require us to devote resources towards advertising and marketing new brands. Further, we cannot assure you that competitors will not infringe our trademarks or that we will have adequate resources to enforce our trademarks and trade names, which we need to build name recognition among potential partners or customers in our markets of interest. At times, competitors may adopt trade names or trademarks similar to ours, thereby impeding our ability to build brand identity and possibly leading to market confusion. In addition, there could be potential trade name or trademark infringement claims brought by owners of other registered trademarks or trademarks that incorporate variations of our registered or unregistered trademarks or trade names. Over the long term, if we are unable to establish name recognition based on our trademarks and trade names, then we may not be able to compete effectively and our business may be adversely affected.

56

We also rely, in part, on our ability to obtain and maintain patent protection for our proprietary products and processes. The process of applying for and obtaining a patent is expensive and time consuming, and we may not be able to file and prosecute all necessary or desirable patent applications at a reasonable cost, in a timely manner, or in all jurisdictions where protection may be commercially advantageous, or we financially may not be able to protect our proprietary rights at all. Despite our efforts to protect our proprietary rights, unauthorized parties may be able to obtain and use information that we regard as proprietary. In addition, the issuance of a patent does not ensure that it is valid or enforceable, so even if we obtain patents, they may not be valid or enforceable against third parties. In addition, the issuance of a patent does not give us the right to practice the patented invention. Third parties may have blocking patents that could prevent us from marketing our own products and practicing our own technology. Alternatively, third parties may seek approval to market their own products similar to or otherwise competitive with our products. In these circumstances, we may need to defend and/or assert our patents, including by filing lawsuits alleging patent infringement.

In any of these types of proceedings, a court or agency with jurisdiction may find our patents invalid and/or unenforceable. Even if we have valid and enforceable patents, these patents still may not provide protection against competing products or processes sufficient to achieve our business objectives. Some of our patents and patent applications may be co-owned with third parties. If we are unable to obtain an exclusive license to any such third-party co-owners’ interest in such patents or patent applications, such co-owners may be able to license their rights to other third parties, including our competitors, and our competitors could market competing products and technology. In addition, we may need the cooperation of any such co-owners of our patents in order to enforce such patents against third parties, and such cooperation may not be provided to us. Any of the foregoing could have a material adverse effect on our competitive position, business, financial conditions, results of operations, and prospects.

Issued patents may be challenged, narrowed, invalidated or circumvented. The legal systems of certain countries do not favor the aggressive enforcement of patents, and the laws of non-U.S. countries may not allow us to protect our inventions with patents to the same extent as the laws of the U.S. and Europe. Because patent applications in the U.S., Europe and many other non-U.S. jurisdictions are typically not published until 18 months after filing, or in some cases not at all, and because publications of discoveries in scientific literature lag behind actual discoveries, we cannot be certain that we were the first to make the inventions claimed in our issued patents or pending patent applications, or that we were the first to file for protection of the inventions set forth in our patents or patent applications. As a result, we may not be able to obtain or maintain protection for certain inventions. Therefore, the enforceability and scope of our patents in the U.S., Europe, and the PRC and in other non-U.S. countries cannot be predicted with certainty and, as a result, any patents that we own may not provide sufficient protection against competitors. We may not be able to obtain or maintain patent protection from our pending patent applications, from those we may file in the future, or from those we may license from third parties. Moreover, even if we are able to obtain patent protection, such patent protection may be of insufficient scope to achieve our business objectives.

In some instances, we may have legal grounds to enforce our rights related to our patented technology, but may elect not to do so as a result of the cost of litigation or the limited value in enforcing our patent rights.

57

We could incur substantial costs as a result of any claim of infringement of another party’s intellectual property rights.

In recent years, there has been significant litigation in the U.S., Europe and the PRC involving patents and other intellectual property rights. Companies in the battery industry are increasingly bringing and becoming subject to suits alleging infringement of proprietary rights, particularly patent rights, and our competitors and other third parties may hold patents or have pending patent applications which could be related to our business. For example, we are aware of third-party patents and patent applications (if issued) that may be construed to cover one or more of our products or technologies. If these patents or patent applications (if issued) are asserted against us and we are found to infringe any of these patents, and we are unsuccessful in demonstrating that such patents are invalid or unenforceable, then we could be required to pay substantial monetary damages or cease further development or commercialization of one or more of our products or technologies. Although we generally conduct a freedom to operate search and review with respect to our products and technologies, we cannot guarantee that our search and review is complete and thorough, nor can we be sure that we have identified each and every patent and pending application in the U.S. and abroad that is relevant or necessary to the commercialization of our products or use of our technology. Because patent applications can take many years to issue, there may be currently pending patent applications that may later result in issued patents that our products or technologies may infringe. In addition, third parties may obtain patents in the future and claim that use of our technologies infringes upon these patents. These risks have been amplified by the increase in third parties, which we refer to as non-practicing entities, whose primary business is to assert infringement claims or make royalty demands. It is difficult to proceed with certainty in a rapidly evolving technological environment in which there may be patent applications pending related to our technologies, many of which are confidential when filed. We rely substantially on unpatented proprietary technology, which may make it more difficult to protect and enforce our intellectual property rights. We cannot assure you that we will have meaningful protection for our trade secrets, know-how or other intellectual property and proprietary information in the event of any unauthorized use, misappropriation, or disclosure, which could have a material adverse impact on our business.

Third parties may infringe, misappropriate or otherwise violate our intellectual property or proprietary rights or we may be required to defend against claims of infringement, misappropriation or other violations of the intellectual property or proprietary rights of a third party. To counter infringement or unauthorized use claims or to defend against such claims can be expensive and time consuming. If we are party to an intellectual property-related proceeding and even if such proceeding is resolved in our favor, litigation or other legal proceedings relating to intellectual property claims may cause us to incur significant expenses, and could distract our technical and management personnel from their normal responsibilities. In addition, there could be public announcements of the results of hearings, motions or other interim proceedings or developments and if securities analysts or investors perceive these results to be negative, it could have a substantial adverse effect on the price of our stock. Such litigation or proceedings could substantially increase our operating losses and reduce the resources available for development activities or any future sales, manufacturing, marketing or distribution activities. We may not have sufficient financial or other resources to adequately conduct such litigation or proceedings. Moreover, many of our current and potential competitors may dedicate substantially greater resources than we can to the protection and enforcement of intellectual property rights, especially patents. Incurring significant expenses and distracting our personnel for an intellectual property-related proceeding could have a material adverse effect on our business, financial condition, results of operations and prospects.

We may be exposed to infringement or misappropriation claims by third parties, which, if determined adversely to us, could cause us loss of significant rights and inability to continue providing our existing product offerings.

Our success also depends largely on our ability to use and develop our technology and know-how without infringing the intellectual property rights of third parties. The validity and scope of claims relating to Li-ion battery technology patents involve complex scientific, legal and factual questions and analysis and, therefore, may be highly uncertain, expensive and time-consuming. We may receive in the future notices that claim we or our clients using our products have misappropriated or misused other parties’ intellectual property rights, particularly as the number of competitors in our market grows and the functionality of products among competitors overlaps. If we are sued by a third party that claims that our technology infringes its rights, the litigation, whether or not successful, could be extremely costly to defend, divert our management’s time, attention, and resources, damage our reputation and brand and substantially harm our business. Further, in some instances, our agreements with our clients include indemnification provisions under which we agree to indemnify such parties for losses suffered or incurred in connection with third party claims for intellectual property infringement. The results of any intellectual property litigation to which we might become a party, or for which we are required to provide indemnification, may also require us to do one or more of the following:

●	cease offering or using technologies that incorporate the challenged intellectual property;

●	make substantial payments for legal fees, settlement payments or other costs or damages to the party claiming infringement, misappropriation or other violation of intellectual property rights;

●	obtain a license to sell or use the relevant technology, which may not be available on reasonable terms or at all; or

●	redesign technology to avoid infringement, which may not be feasible.

58

Our failure to develop non-infringing technologies or license the intellectual property or the proprietary rights on a timely basis would harm our business, possibly materially. Protracted litigation could result in our customers, or potential customers, deferring or limiting their purchase or use of our products until resolution of such litigation. Parties making the infringement claim may also obtain an injunction that can prevent us from selling our products or using technology that contains the allegedly infringing contents. If we were to discover that our products violate third-party proprietary rights, there can be no assurance that we would be able to continue offering our products on commercially reasonable terms, or at all, to redesign our technology to avoid infringement or to avoid or settle litigation regarding alleged infringement without substantial expense and damage awards. Any intellectual property litigation or proceeding could have a material adverse effect on our business, results of operation and financial condition.

We may have difficulties transferring and communicating technology globally.

In different parts of the world, the technology platforms that are used to facilitate communication between staff are different, or in some cases restricted. As the options for communication becomes restricted, it may become difficult to efficiently coordinate complex manufacturing supply chains in a global setting, causing delays or missed income opportunities. Further, the software we use may be different in different countries, which makes it difficult to share certain engineering documents and resources between global subsidiaries. Delays due to inefficiencies in communication and file sharing may impact decision making, lead to errors, and affect our ability to maximize profit.

We also have transferred and expect to continue to transfer personnel between the United States and PRC and other geographies for short, medium and long-term or permanent durations. Global immigration requirements routinely change and are complex to navigate, especially in the midst of the COVID-19 pandemic when certain countries prohibited business visitors altogether and/or imposed lengthy quarantine or complex testing requirements as a condition of entry. We cannot assure that we will be able to acquire adequate visas for the movement of our personnel between the locations where we and/or our customers operate going forward. As most of our historical business is located in PRC, our current business relies on the ability of obtaining personnel visas so that our employees can be trained in the PRC, and any restrictions or denials, could limit our ability to train and pass along proprietary information efficiently.

Challenges transferring and communicating technology globally, as well as obtaining personnel visas, have not, however, impacted our geographic diversification strategy, and we plan to continue growing and expanding into new markets.

Risks Related to Doing Business in China

Uncertainties exist with respect to how the PRC Foreign Investment Law may impact the viability of our current corporate structure and operations.

Laws regulating foreign investment in PRC include Foreign Investment Law of the People’s Republic of China, or the PRC Foreign Investment Law, effective from January 1, 2020, and the Regulation for Implementing the Foreign Investment Law of the People’s Republic of China, or the FIE Implementing Regulation, effective from January 1, 2020. The PRC Foreign Investment Law specifies that foreign investments shall be conducted in line with the “negative list” to be issued or approved to be issued by the State Council. While Elong does not operate in an industry that is currently subject to foreign investment restrictions or prohibition in PRC, it is uncertain whether its industry will be named in an updated “negative list” to be issued in the future. If its industry is added to the “negative list” or if the PRC regulatory authorities otherwise decide to limit foreign ownership in its industry, there could be a risk that Elong would be unable to do business in PRC as it is currently structured. If any new laws and/or regulations on foreign investments in PRC are promulgated and implemented, such changes could have a significant impact on its current corporate structure, which in turn could have a material adverse impact on its business and operations, its ability to raise capital and the market price of Elong Class A Ordinary Shares. In such event, despite its efforts to restructure to comply with the then applicable PRC laws and regulations in order to continue its operations in PRC, Elong may experience material changes in its business and results of operations, its attempts may prove to be futile due to factors beyond its control, and the value of the Elong Class A Ordinary Shares may significantly decline or become worthless.

There are procedural requirements for foreign regulatory bodies to conduct investigations or inspections of Elong’s operations in China.

According to Article 177 of the PRC Securities Law, which became effective in March 2020, no overseas securities regulator can directly conduct investigations or evidence collection activities within the PRC. Pursuant to the Data Security Law, no organization or individual within the territory of the PRC may provide foreign judicial or law enforcement authorities with data stored within the territory of the PRC without the approval of the competent authorities of the PRC. Accordingly, without Chinese government approval, no entity or individual in China may provide documents and information relating to securities business activities to overseas regulators when it is under direct investigation or evidence discovery conducted by overseas regulators which could present legal and other obstacles to obtaining information needed for investigations and litigation conducted outside of China. Furthermore, as of the date of this proxy statement/prospectus, there have not been implementing rules or regulations regarding the application of Article 177, and, accordingly, it cannot be concluded as to how it will be interpreted, implemented or applied by relevant government authorities. As such, there are also uncertainties as to the procedures and requisite timing for the overseas securities regulatory agencies to conduct investigations and collect evidence within the territory of the PRC.

59

Although the authorities in China may establish a regulatory cooperation mechanism with the securities regulatory authorities of another country or region, such as the United States, which could allow such authorities to conduct investigations or evidence discovery, there is no assurance that any such mechanism will be adopted or be effective. Accordingly, there is no guarantee that requests from U.S. federal or state regulators or agencies to investigate or inspect Elong’s operations will be honored. If the U.S. securities regulatory agencies are unable to conduct such investigations or evidence discovery processes, there exists a risk that such regulatory agencies may determine to suspend or de-register New Elong’s registration with the SEC and may also delist New Elong’s securities from trading markets within the United States.

Because substantially all of Elong’s operations are in China, Elong’s, and following the consummation of the Business Combination, New Elong’s business is subject to the evolving and complex laws and regulations in China, which are different in material aspects from the laws of the United States. Elong’s business is subject to the PRC legal and operational environment, which may change and continue to evolve. The uncertainties with respect to the PRC legal system and with respect to the interpretation and enforcement of PRC laws and regulations could have a material adverse effect on Elong.

As substantially all of Elong’s operations are in China, Elong’s business is subject to the evolving and complex laws and regulations in China, which may change quickly with little advance notice. The PRC government may exercise significant oversight and discretion over Elong’s operations and may intervene in, influence, or exert control over Elong’s operations at any time, which could result in a material change in its operations and/or the value of Elong Class A Ordinary Shares.

The PRC legal system is based on written statutes. Unlike the common law system, prior court decisions may be cited for reference but do not have binding authority. As PRC legal system is evolving rapidly, the interpretations of many laws, regulations and rules may contain inconsistencies and enforcement of these laws, regulations and rules involves uncertainties, which may limit legal protections available to Elong. Furthermore, the PRC legal system is based in part on government policies and internal rules, some of which are not published on a timely basis or at all. As a result, Elong may not be aware of its violation of such policies and rules until sometime after the violation. Elong cannot predict the effect of future developments in the PRC legal system, including the promulgation of new laws, changes to existing laws or the interpretation or enforcement thereof, or the preemption of local regulations by national laws. These uncertainties, including any inability to enforce Elong’s contracts, together with any development or interpretation of PRC law that is adverse to Elong, could materially and adversely affect Elong’s business and operations and limit the legal protections available and other foreign investors, including you.

In the late 1970s, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general. The overall effect of legislation over the past five decades has significantly increased the protections afforded to various forms of foreign or private-sector investment in China. However, many of these laws, regulations and legal requirements are relatively new and still evolving and uncertainties remain as to the interpretation and application of PRC laws and regulations including, but not limited to, the laws and regulations governing Elong’s business and the enforcement and performance of Elong’s business arrangements in certain circumstances. The laws and regulations are sometimes vague and may be subject to future changes, and their official interpretation and enforcement could be unpredictable. The effectiveness and interpretation of newly enacted laws or regulations, including amendments to existing laws and regulations, may be delayed, and Elong’s business may be affected if it relies on laws and regulations which are subsequently adopted or interpreted in a manner different from its current understanding of these laws and regulations. Elong cannot predict what effect the interpretation of existing or new PRC laws or regulations may have on its business. Although Elong has taken measures to comply with the laws and regulations applicable to its business operations and to avoid conducting any non-compliant activities under these laws and regulations, the PRC governmental authorities may promulgate new laws and regulations that may affect Elong’s operations. Elong cannot rule out the possibility that there might be future developments in the PRC legal system, including the promulgation of new laws, changes to existing laws or the interpretation or enforcement thereof, or the pre-emption of local regulations by national laws. Failure to comply with such evolving laws and regulations may subject Elong to material sanctions or penalties imposed by the governmental authorities.

The PRC government may exercise significant oversight over the conduct of Elong’s business, and may influence or exert control over Elong’s operations, which could result in a material change in Elong’s operations and/or the value of Elong Class A Ordinary Shares. Changes in China’s economic or social conditions or government policies could have a material adverse effect on Elong’s, and following the consummation of the Business Combination, New Elong’s business, results of operations, financial condition, and the value of New Elong’s securities.

Elong conducts its business in and substantially all of its assets are located in PRC and the PRC government may influence and exert control over Elong’s operations which could result in a material change in its operations and/or the value of New Elong’s securities following the Business Combination. In addition, Elong’s and following the consummation of the Business Combination, New Elong’s business, results of operations and financial condition may be influenced to a significant degree by the economic and social conditions in the PRC.

The PRC government may be authorized by the laws and regulations to exercise significant control and take regulatory actions over the conduct of Elong’s business, and may intervene in, influence, or exert control over Elong’s operations at any time, and the regulations to which we are subject may change rapidly and with little advance notice. Like many other jurisdictions, new laws, regulations, and other government directives in the PRC may also be costly to comply with, and such compliance or any associated inquiries or investigations or any other government actions may:

●	Delay or impede Elong’s development,

●	Result in negative publicity or increase Elong’s operating costs,

●	Require significant management time and attention, and

●	Subject Elong to remedies, administrative penalties and even criminal liabilities that may adversely affect Elong’s business, including fines assessed for its current or historical operations, or demands or orders that Elong and New Elong following the consummation of the Business Combination modify or even cease its business practices.

The promulgation of new laws or regulations, or the new interpretation of existing laws and regulations, in each case that restrict or otherwise unfavorably impact the ability or manner in which Elong conducts its business and could require Elong to change certain aspects of its business to ensure compliance, which could decrease demand for its products, reduce revenues, increase costs, require Elong to obtain additional licenses, permits, approvals or certificates, or subject Elong to additional liabilities. To the extent any new or more stringent measures are required to be implemented, Elong’s business, financial condition and results of operations could be adversely affected.

The economic and social conditions in China differ from those in United States in many respects. The PRC government has implemented measures emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets, and the establishment of improved corporate governance in business enterprises. These reforms have resulted in significant economic growth and social prospects. The PRC government exercises significant control over China’s economic growth by allocating resources, setting monetary policy, regulating financial services and institutions, providing preferential treatment to particular industries or companies, or imposing industry-wide policies on certain industries. Economic reform measures may also be adjusted, modified or applied inconsistently from industry to industry or across different regions of the country.

Elong’s, and following the Business Combination, New Elong’s ability to successfully maintain or grow business operations in China depends on various factors, which are beyond its control. These factors include, among others, changes in macro-economic and other market conditions, social conditions, measures to adjust inflation or deflation, changes in the rate or method of taxation, changes in laws, regulations and administrative directives or their interpretation, and changes in industry policies. If Elong fails to take timely and appropriate measures to adapt to any of the changes or challenges, Elong’s business, results of operations and financial condition could be materially and adversely affected.

It may be difficult for shareholders to enforce foreign judgments or to bring actions in China against Elong or Elong’s management named in the proxy statement/prospectus based on foreign laws.

Elong is an exempted company incorporated under the laws of the Cayman Islands and substantially all of its operations are conducted in China, and substantially all of its assets are located in China. In addition, the majority of Elong’s executive officers and directors are PRC nationals and reside within China for a significant portion of the time. As a result, it may be difficult for the shareholders to effect service of process within the United States upon Elong or Elong’s management.

The recognition and enforcement of foreign judgments are provided for under the PRC Civil Procedures Law. PRC courts may recognize and enforce foreign judgments in accordance with the requirements of the PRC Civil Procedures Law based either on treaties between China and the country or region where the judgment is made or on principles of reciprocity between jurisdictions. There is no treaty between the United States and the PRC providing for the reciprocal recognition and enforcement of judgments in civil and commercial matters and a final judgment for the payment of money rendered by any federal or state court in the United States based on civil liability, whether or not predicated solely upon the federal securities laws, would, therefore, not be automatically enforceable in the PRC. It cannot be concluded whether a court in the PRC may impose civil liability on Elong or its directors and officers who reside in the PRC in an action brought in the courts in the PRC against Elong or such persons with respect to a violation solely of the federal securities laws of the United States. In addition, according to the PRC Civil Procedures Law, the PRC courts will not enforce a foreign judgment against Elong or its directors and officers if they decide that the judgment violates the basic principles of PRC laws or national sovereignty, security, or the public interest. Accordingly, there can be no assurance that the PRC courts would enforce against Elong, its directors or executive officers, judgments obtained in the United States which are predicated upon the civil liability provisions of the federal securities laws of the United States.

60

The approval of and the filing with the CSRC may be required in connection with the Business Combination and Elong’s future offering under PRC laws. As a result, Elong’s future offering may be contingent upon the completion of such filing procedures, and Elong cannot predict whether Elong will be able to obtain such approval or complete such filing in a timely manner, or even at all.

On July 6, 2021, the relevant PRC government authorities issued Opinions on Strictly Cracking Down Illegal Securities Activities in Accordance with the Law. These opinions emphasized the need to strengthen the administration over illegal securities activities and the supervision on overseas listings by China-based companies and proposed to take effective measures, such as promoting the construction of relevant regulatory systems to deal with the risks and incidents faced by China-based overseas-listed companies.

On February 17, 2023, the CSRC promulgated Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies (the “Overseas Listing Trial Measures”) and circulated five supporting guidelines, which became effective on March 31, 2023. According to the Overseas Listing Trial Measures, PRC domestic companies that seek to offer and list securities in overseas markets, either in direct or indirect means, are required to fulfill the filing procedure with the CSRC and report relevant information. The Overseas Listing Trial Measures also provides that if the issuer meets both the following criteria, the overseas securities offering and listing conducted by such issuer will be deemed an indirect overseas offering by PRC domestic companies: (1) any of the total assets, net assets, revenues or profits of the domestic operating entities of the issuer in the most recent accounting year accounts for more than 50% of the corresponding figure in the issuer’s audited consolidated financial statements for the same period; and (2) its major operational activities are carried out in China or its main places of business are located in China, or the senior managers in charge of operation and management of the issuer are mostly Chinese citizens or are domiciled in China.

In addition, the Overseas Listing Trial Measures provide that the direct or indirect overseas listings of the assets of domestic companies through one or more acquisitions, share swaps, transfers or other transaction arrangements shall be subject to filing procedures in accordance with the Overseas Listing Trial Measures, which filing shall be submitted within three business days after the issuer submits its application documents relating to the initial public offering and/or listing or after the first public announcement of the relevant transaction (if the submission of relevant application documents is not required). Guidance for Application of Regulatory Rules - Overseas Offering and Listing No.1, promulgated by CSRC together with the Overseas Listing Trial Measures, provides that if a domestic enterprise completes an overseas offering through an overseas special purpose acquisition company, it shall submit the filing materials within three business days after such overseas special purposes acquisition company publicly announces such acquisition transaction.

Furthermore, on February 24, 2023, the CSRC revised the Provisions on Strengthening the Management of Confidentiality and Archives Related to the Overseas Issuance of Securities and Overseas Listing by Domestic Companies which were issued in 2009, or the Archives Rules. The revised Archives Rules came into effect together with the Overseas Listing Trial Measures on March 31, 2023. The revised Archives Rules expand their application to cover indirect overseas offering and listing, stipulating that a domestic company which plans to publicly disclose any documents and materials containing state secrets or working secrets of government agencies, shall first obtain approval from competent authorities according to law, and file with the secrecy administrative department at the same level.

As of the date of this proxy statement/prospectus, based on the facts that (i) the total assets, net assets, revenues and profits of PRC Entities accounts for more than 50% of Elong’s corresponding figures in the most recent accounting year and (ii) Elong’s major operational activities are carried out in China, Elong believes that it will be required to file with the CSRC in accordance with the Overseas Listing Trial Measures with respect to the Business Combination and must complete the filing before the completion of the Business Combination. As of the date of this proxy statement/prospectus, other than correspondence with the CSRC in connection with the CSRC filing procedures, Elong has not received any formal inquiry, notice, warning, sanction, or any regulatory objection from the CSRC with respect to this Business Combination. Elong completed the filing procedures in connection with the Business Combination under the Overseas Listing Trial Measures on June 17, 2024 and CSRC published the notification on Elong’s completion of the required filing procedures on the same date on its official website. However, if the filing procedures with the CSRC under the Overseas Listing Trial Measures are required for any future offerings or any other capital raising activities, Elong cannot assure you that it will be able to complete such filings in a timely manner, or even at all.

Any failure by Elong to comply with such filing requirements under the Overseas Listing Trial Measures may result in an order to rectify, warnings and fines against Elong and could materially hinder its ability to offer or continue to offer its securities.

61

In addition, Elong cannot guarantee that new rules or regulations promulgated in the future will not impose any additional requirement on Elong and New Elong following the consummation of the Business Combination or otherwise tightens the regulations on overseas listing of PRC domestic companies. If it is determined that the Business Combination is subject to any CSRC approval, filing, other governmental authorization or requirements, Elong cannot assure you that Elong could obtain such approval or meet such requirements in a timely manner or at all. Such failure may subject Elong and New Elong following the consummation of the Business Combination to fines, penalties or other sanctions which may have a material adverse effect on Elong’s and following the consummation of the Business Combination, New Elong’s business and financial conditions as well as its ability to complete the Business Combination.

The approval of and the filing with CAC or other PRC government authorities may be required in connection with Elong’s and following the consummation of the Business Combination, New Elong’s capital raising activities under PRC laws, and, if required, Elong and New Elong following the consummation of the Business Combination cannot predict whether it will be able or how long it will take to obtain such approval or complete such filing.

On June 10, 2021, the SCNPC promulgated the PRC Data Security Law, which took effect in September 2021. The PRC Data Security Law imposes data security and privacy obligations on entities and individuals carrying out data activities and introduces a data classification and hierarchical protection system based on the importance of data in economic and social development, and the degree of harm it will cause to national security, public interests, or legitimate rights and interests of individuals or organizations when such data is tampered with, destroyed, leaked, illegally acquired or used. The PRC Data Security Law also provides for a national security review procedure for data activities that may affect national security and imposes export restrictions on certain data and information. In early July 2021, regulatory authorities in China launched cybersecurity investigations with regard to several China-based companies that are listed in the United States.

On November 14, 2021, the Cyberspace Administration of the PRC (the “CAC”) released the Regulations on the Network Data Security Management (Draft for Comments) (the “Data Security Management Regulations Draft”), for public comments with the comment period expiring on December 13, 2021. Pursuant to the Data Security Management Regulations Draft, data handlers that process the personal information of more than one million users listing in a foreign country should apply for a cybersecurity review.

On December 28, 2021, the CAC, together with 12 other governmental departments of the PRC, jointly promulgated the Measures for Cybersecurity Review (2021), which became effective on February 15, 2022. The Measures for Cybersecurity Review (2021) provides that, in addition to operators of critical information infrastructure that intend to purchase Internet products and services, data handlers engaging in data processing activities that affect or may affect national security must be subject to cybersecurity review by the Cybersecurity Review Office of the PRC. According to the Measures for Cybersecurity Review (2021), a cybersecurity review assesses potential national security risks that may be brought about by any procurement, data processing, or overseas listing. The Measures for Cybersecurity Review (2021) further requires that critical information infrastructure operators and data processing operators that possess personal data of at least one million users must apply for a review by the Cybersecurity Review Office of the PRC before conducting listings in foreign countries.

Elong’s business does not involve the collection of user data, implicate cybersecurity, or involve any other type of restricted industry and Elong does not believe it is an “operator of critical information infrastructure”, “online platform operators” or “data handler” as mentioned above. However, since the Measures for Cybersecurity Review (2021) was newly adopted and the Data Security Management Regulations Draft is in the process of being formulated, it cannot be determined how it will be interpreted, amended and implemented by the relevant PRC governmental authorities. Thus, Elong cannot assure you that it will not be deemed an “operator of critical information infrastructure”, “online platform operators” or “data handler” as mentioned above.

As of the date of this proxy statement/prospectus, Elong and PRC Entities have not been involved in any investigations on cybersecurity review initiated by the CAC or related governmental regulatory authorities, and have not received any notice from any authorities identifying any of PRC Entities as an operator of critical information infrastructure or requiring Elong or PRC Entities to obtain permissions from any PRC authorities to consummate the Business Combination.

62

Elong has been closely monitoring regulatory developments in China regarding any necessary approvals from the CAC or other PRC governmental authorities required for overseas listings, including the Business Combination. As of the date of this proxy statement/prospectus, Elong has not received any inquiry, notice, warning, sanctions or regulatory objection to the Business Combination from the CAC or other PRC governmental authorities. If Elong is required in the future by the CAC or any other regulatory authority to obtain relevant approval for this Business Combination, Elong cannot assure you that it will be able to obtain or maintain such approval in a timely manner, or even at all. If Elong inadvertently concluded that such approval was not required or if applicable laws and regulations or the interpretation of such were modified to require Elong to obtain such approval in the future, Elong may face sanctions by the CAC or other PRC regulatory agencies. The CAC or other PRC regulatory agencies also may take regulatory actions requiring Elong, or making it advisable for Elong, to halt this Business Combination before the Closing. Consequently, if you engage in market trading or other activities in anticipation of and prior to the Closing, you do so at the risk that the Closing may not occur.

Any negative outcome or publicity regarding such an approval requirement could have a material adverse effect on the trading price of New Elong’s securities. The CAC and other PRC regulatory agencies may impose fines and penalties on Elong’s and following the consummation of the Business Combination, New Elong’s operations in the Chinese mainland, limit its ability to pay dividends outside of the Chinese mainland, limit its operations in the Chinese mainland, delay or restrict the repatriation of the proceeds into the Chinese mainland or take other actions that could have a material adverse effect on Elong’s business, financial condition, results of operations and prospects, as well as the trading price of its securities.

PRC regulation of loans and direct investment by offshore holding companies to PRC entities may delay or prevent Elong from using the proceeds of offshore fund-raising activities, to make loans or additional capital contributions to PRC Entities, which could materially and adversely affect its liquidity and its ability to fund and expand its business.

Elong is an offshore holding company conducting substantially all of its operations in China through its subsidiaries established in the Chinese mainland. Elong may be unable to use the proceeds of this Business Combination to grow its business until PRC Entities receive such proceeds in the PRC. Elong may make loans to PRC Entities only subject to the approval from governmental authorities potential of amount, or may make additional capital contributions to PRC Entities. Any foreign loans procured by PRC Entities is required to be registered with the China’s State Administration of Foreign Exchange (the “SAFE”) in its local branches and satisfy relevant requirements, and PRC Entities may not procure loans which exceed the difference between its respective total project investment amount and registered capital or three times (which may be continuously developing due to the PRC’s national macro-control policy) of the net worth of PRC Entities. According to the relevant PRC regulations on foreign-invested enterprises in China, capital contributions to PRC Entities are subject to the registration with the SAMR in its local branches, report submission to the MOFCOM in its local branches and registration with a local bank authorized by SAFE.

In addition, a foreign invested enterprise, or a FIE shall use its capital pursuant to the principle of authenticity and self-use within its business scope. The capital of a FIE shall not be used for the following purposes: (i) directly or indirectly used for payment beyond the business scope of the enterprises or the payment prohibited by relevant laws and regulations; (ii) directly or indirectly used for investment in securities or investments other than banks’ principal-secured products unless otherwise provided by relevant laws and regulations; (iii) the granting of loans to non-affiliated enterprises, except where it is expressly permitted in the business license; and (iv) paying the expenses related to the purchase of real estate that is not for self-use (except for the foreign-invested real estate enterprises).

SAFE promulgated the Notice of the State Administration of Foreign Exchange on Reforming the Administration of Foreign Exchange Settlement of Capital of Foreign-invested Enterprises (“SAFE Circular 19”), effective since June 2015, in replacement of the Circular on the Relevant Operating Issues Concerning the Improvement of the Administration of the Payment and Settlement of Foreign Currency Capital of Foreign-Invested Enterprises, the Notice from the State Administration of Foreign Exchange on Relevant Issues Concerning Strengthening the Administration of Foreign Exchange Businesses, and the Circular on Further Clarification and Regulation of the Issues Concerning the Administration of Certain Capital Account Foreign Exchange Businesses. According to SAFE Circular 19, the flow and use of the RMB capital converted from foreign currency-denominated registered capital of a foreign-invested company is regulated such that RMB capital may not be used for the issuance of RMB entrusted loans, the repayment of inter-enterprise loans or the repayment of banks loans that have been transferred to a third party. Although SAFE Circular 19 allows RMB capital converted from foreign currency-denominated registered capital of a foreign-invested enterprise to be used for equity investments within the Chinese mainland, it also reiterates the principle that RMB converted from the foreign currency-denominated capital of a foreign-invested company may not be directly or indirectly used for purposes beyond its business scope. Thus, it cannot be concluded whether SAFE will permit such capital to be used for equity investments in the Chinese mainland in actual practice. SAFE promulgated the Notice of the State Administration of Foreign Exchange on Reforming and Standardizing the Foreign Exchange Settlement Management Policy of Capital Account, or SAFE Circular 16, effective on June 9, 2016, which reiterates some of the rules set forth in SAFE Circular 19, but changes the prohibition against using RMB capital converted from foreign currency-denominated registered capital of a foreign-invested company to issue RMB entrusted loans to a prohibition against using such capital to issue loans to non-associated enterprises. Violations of SAFE Circular 19 and SAFE Circular 16 could result in administrative penalties. SAFE Circular 19 and SAFE Circular 16 may limit its ability to transfer any foreign currency Elong and New Elong following the consummation of the Business Combination hold, including the net proceeds from this offering to PRC Entities, which may adversely affect its liquidity and its ability to fund and expand its business in China.

63

On October 23, 2019, the SAFE promulgated the Notice of the State Administration of Foreign Exchange on Further Promoting the Convenience of Cross-border Trade and Investment, or the SAFE Circular 28, which, among other things, allows all foreign-invested companies to use Renminbi converted from foreign currency-denominated capital for equity investments in the Chinese mainland, subject to certain conditions. However, since the SAFE Circular 28 is newly promulgated, its interpretation and implementation in practice are still subject to further development, and it is also unclear how SAFE and competent banks will carry this out in practice.

In light of the various requirements imposed by PRC regulations on loans to and direct investment in PRC entities by offshore holding companies, Elong cannot assure you that it will be able to complete the necessary government registrations or obtain the necessary government approvals on a timely basis, if at all, with respect to future loans or future capital contributions by Elong to PRC Entities. As a result, Elong’s and following the Business Combination, New Elong’s ability to provide prompt financial support to PRC Entities may be subject to further regulations and requirements. If Elong fails to complete such registrations or obtain such approvals, its ability to use the proceeds it expects to receive from this Business Combination and to capitalize or otherwise fund PRC operations may be negatively affected, which could materially and adversely affect its liquidity and its ability to fund and expand its business.

Elong may experience delays and/or failures in obtaining and renewing relevant PRC governmental approvals, licenses, permits or others required for its new construction/expansion projects.

Elong is required to obtain various approvals, permits, licenses and certificates throughout multiple stages of its new construction/expansion projects, including, for example, planning permits, construction permits, certificates for passing environmental assessments, certificates for passing fire control assessments and certificates for passing construction completion inspections. Generally, such approvals, licenses, permits, certificates or inspections are only issued, renewed or completed after certain conditions have been satisfied. Elong cannot assure you that it will not encounter obstacles that delay it in obtaining or completing, or result in its failure to obtain or complete, the required approvals or inspections. In the event that Elong encounters significant delays in obtaining or renewing the necessary government approvals for any of its new construction/expansion projects, or fail to timely complete the inspections for its new production facilities, Elong will not be able to continue with such development plans or production activities, and its business, financial condition and results of operations may be adversely affected.

The enforcement of the PRC Labor Contract Law and other labor-related regulations in the PRC may adversely affect Elong’s and following the Business Combination, New Elong’s business and results of operations.

The Standing Committee of the National People’s Congress enacted the Labor Contract Law in 2008, and amended it on December 28, 2012. The Labor Contract Law introduced specific provisions related to fixed-term employment contracts, part-time employment, probationary periods, consultation with labor unions and employee assemblies, employment without a written contract, dismissal of employees, severance, and collective bargaining to enhance previous PRC labor laws. In the event that Elong decides to terminate the labor relationships with some of its employees or otherwise change its employment or labor practices, the Labor Contract Law and its implementation rules may limit its ability to effect those changes in a desirable or cost-effective manner, which could adversely affect its business and results of operations.

64

In addition, PRC governmental authorities have introduced various new labor-related regulations since the effectiveness of the Labor Contract Law. Companies operating in China are required to participate in various government-mandated employee benefit contribution plans, including certain social insurance, housing funds and other welfare-oriented payment obligations, and contribute to the plans in amounts equal to certain percentages of salaries, including bonuses and allowances, of its employees. Elong may not have paid social insurance and housing fund contributions in strict compliance with the relevant PRC regulations for and on behalf of its employees due to differences in local regulations and different implementation or interpretation by local authorities in the PRC and varying levels of acceptance of the housing fund system by its employees. Elong may be required to make up the contributions for these plans as well as late payment penalties and fines in relation to the underpaid employee benefits and under-withheld individual income tax, its financial condition and results of operations may be adversely affected. Furthermore, the Labor Contract Law and labor-related regulations have imposed stringent requirements on labor dispatch, the number of dispatched contract workers that an employer hires may not exceed a certain percentage of its total number of employees, to be decided by the Ministry of Human Resources and Social Security and the dispatched contract workers may only engage in temporary, auxiliary or substitute work. According to the Interim Provisions on Labor Dispatch promulgated by the Ministry of Human Resources and Social Security on January 24, 2014, which became effective on March 1, 2014, the number of dispatched contract workers hired by an employer shall not exceed 10% of the total number of its employees (including both directly hired employees and dispatched contract workers). The Interim Provisions further requires the employer that is not in compliance with the above provisions to formulate a plan to reduce the number of its dispatched contract workers to below 10% of the total number of its employees. Elong cannot assure you it has strictly complied with such requirements, which may subject Elong to administrative penalties imposed by PRC authorities.

As the interpretation and implementation of these regulations are still evolving, employment practices of the PRC Entities may not be at all times deemed in compliance with the regulations. If the PRC Entities are deemed to have violated relevant labor laws and regulations, Elong could be required to provide additional compensation to its employees and its business, financial condition and results of operations could be materially and adversely affected.

Elong may be involved in legal or other proceedings arising out of their operations from time to time and may face reputational risks and significant liabilities as a result.

Elong may be involved from time to time in disputes with various parties involved in its business operations, including but not limited to its customers, suppliers, employees, logistics service providers, insurers and banks. These disputes may lead to legal or other proceedings, including threatened proceedings, which may result in damages to its reputation, substantial costs and diversion of Elong’s resources and management’s attention.

In addition, Elong may encounter additional compliance issues in the course of operations, which may subject Elong to administrative proceedings and unfavorable results, and result in liabilities and delays relating to its production or product launch schedules. Elong cannot assure you as to the outcome of such legal proceedings, and any negative outcome may materially and adversely affect its business, financial condition and results of operations.

PRC regulations relating to investments in offshore companies by PRC residents may subject PRC-resident beneficial owners or PRC Entities to liability or penalties, limit Elong’s ability to inject capital into PRC Entities or limit PRC Entities’ ability to increase their registered capital or distribute profits to it, or may otherwise adversely affect Elong and New Elong following the Consummation of the Business Combination.

On July 4, 2014, SAFE issued the Circular on Relevant Issues Concerning Foreign Exchange Administration on Domestic Residents’ Offshore Investment and Financing and Roundtrip Investment through Special Purpose Vehicles (“Circular 37”). Circular 37 replaced the Notice on Issues Relating to the Administration of Foreign Exchange in Fund-Raising and Reverse Investment Activities of Domestic Residents Conducted Through Offshore Special Purpose Companies (“Notice 75”), which became effective on November 1, 2005. Circular 37 stipulates that prior to establishing or assuming control of an offshore company (the “Offshore SPV”), for financing that Offshore SPV with assets of, or equity interests in, an enterprise in the PRC, each PRC resident (whether a natural or legal person) who is a beneficial owner of the Offshore SPV must complete prescribed registration procedures with the local branch of SAFE. Pursuant to Circular 37, PRC residents must amend their SAFE registrations under certain circumstances, including upon any injection of equity interests in, or assets of, a PRC enterprise to the Offshore SPV or upon any material change in the capital of the Offshore SPV (including a transfer or swap of shares, a merger or division).

On February 13, 2015, SAFE issued the Notice on Further Simplifying and Improving Policies for the Foreign Exchange Administration of Direct Investment (“Notice 13”). Notice 13 states that local PRC banks will examine and handle foreign exchange registrations for overseas direct investment, including the initial foreign exchange registration and amendment registration, from June 1, 2015.

On December 26, 2017, the NDRC issued the Measures for the Administration of Overseas Investment of Enterprises (“Measures 11”), which became effective from March 1, 2018. Measures 11 states that PRC enterprises must obtain approval from the NDRC or file with the NDRC their offshore investments made through controlled Offshore SPVs.

65

Pursuant to the Measures 11 and the Measures for the Administration of Outbound Investment published by the MOFCOM in September 2014, any outbound investment of PRC enterprises must be approved by or filed with MOFCOM, NDRC or their local branches. State-owned enterprises may also be required to complete approval or filing procedures with state-owned assets supervision and administration authorities with respect to certain outbound direct investments.

Elong has requested or intends to take all necessary measures to require its shareholders and beneficial owners who, to its knowledge, are PRC residents to make the necessary applications, filings and amendments in accordance with these regulations. However, Elong may not at all times be fully aware or informed of the identities of all its shareholders or beneficial owners that are required to make such registrations or filings, and may not always be able to compel them to comply with all relevant foreign exchange regulations. Elong cannot assure you, however, that all of these shareholders or beneficial owners may continue to make required filings or updates in a timely manner, or at all.

Any failure or inability by such shareholders or beneficial owners to comply with such regulations may subject Elong to fines or legal sanctions, such as restrictions on Elong’s cross-border investment activities or PRC Entities’ ability to distribute dividends to, or obtain foreign exchange-denominated loans from, Elong, or prevent them from making distributions or paying dividends. As a result, Elong’s business operations and their ability to make distributions to you could be adversely affected.

Furthermore, as the interpretation and implementation of these regulations have been constantly evolving, it cannot be concluded how these regulations, and any future regulation concerning offshore or cross-border transactions, will be interpreted, amended and implemented by the relevant government authorities in the future. For example, Elong may be subject to a more stringent review and approval process with respect to its foreign exchange activities, such as remittance of dividends and foreign-currency-denominated borrowings, which may adversely affect its financial condition and results of operations. In addition, if Elong decide to acquire a PRC domestic company, it cannot assure you that Elong or the owners of such company, as the case may be, will be able to obtain the necessary approvals or complete the necessary filings and registrations required by the foreign exchange regulations. This may restrict Elong’s ability to implement future acquisition strategy and could adversely affect its business and prospects.

Any failure to comply with PRC regulations regarding the registration requirements for employee stock incentive plans may subject the PRC plan participants or Elong and New Elong following the Consummation of the Business Combination to fines and other legal or administrative sanctions.

Pursuant to the Notices on Issues Concerning the Foreign Exchange Administration for Domestic Individuals Participating in Stock Incentive Plan of Overseas Publicly-Listed Company, promulgated by SAFE in 2012 (“SAFE Notices No. 7”), PRC citizens and non-PRC citizens who reside in the Chinese mainland for a continuous period of no less than one year who participate in any stock incentive plan of an overseas publicly listed company offered to the director, supervisor, senior management and other employees of, and any individual who has labor relationship with its domestic affiliated entities are required to register with SAFE through a domestic qualified agent, which could be a PRC subsidiary of such overseas listed company, and complete certain other procedures. In addition, an overseas entrusted institution must be retained to handle matters in connection with the exercise or sale of stock options and the purchase or sale of shares and interests. Elong and its directors, executive officers and other employees who are PRC citizens or who reside in the PRC for a continuous period of no less than one year and who have been or expects to be granted stock options will be subject to these regulations when Elong becomes an overseas listed company upon the consummation of this Business Combination. Failure to complete the SAFE registrations for Elong’s employee incentive plans after the Business Combination may subject them to fines and legal sanctions and may also limit Elong’s ability to contribute additional capital into PRC Entities and limit PRC Entities’ ability to distribute dividends to Elong and New Elong following the Consummation of the Business Combination. Elong may also face regulatory requirements that are constantly evolving and that could restrict its ability to adopt additional incentive plans for its directors, executive officers and employees under PRC law.

In addition, the SAT has issued certain circulars concerning employee stock options and restricted shares. Under these circulars, Elong’s employees working in the Chinese mainland who exercise stock options or are granted restricted shares will be subject to PRC individual income tax. PRC Entities have obligations to file documents related to employee stock options or restricted shares with relevant tax authorities and to withhold individual income taxes of those employees who exercise their share options or are granted with restricted shares. If Elong’s employees fail to pay or Elong fail to withhold their income taxes according to relevant laws and regulations, Elong may face sanctions imposed by the tax authorities or other PRC governmental authorities.

66

Elong may rely on dividends and other distributions on equity paid by PRC subsidiaries to fund any cash and financing requirements it may have, and any limitation on the ability of its PRC subsidiaries to make payments to Elong could have a material and adverse effect on its ability to conduct its business.

Elong may rely principally on dividends and other distributions on equity paid by its PRC subsidiaries for the cash and financing requirements, including the funds necessary to pay dividends and other cash distributions to its shareholders and service any debt it may incur. If its PRC subsidiaries incur debt on their own behalf in the future, the instruments governing the debt may restrict their ability to pay dividends or make other distributions to Elong.

Under PRC laws and regulations, Elong’s operating subsidiary in the PRC, may pay dividends only out of their accumulated profits as determined in accordance with PRC accounting standards and regulations. In addition, a wholly foreign-owned enterprise, such as Elong Ganzhou, is required to set aside at least 10% of its accumulated after-tax profits after making up the previous year’s accumulated losses each year, if any, to fund statutory reserve funds, until the aggregate amount of such fund reaches 50% of its registered capital. It may allocate a portion of its after-tax profits based on PRC accounting standards to discretionary reserve funds according to its shareholder’s decision. These statutory reserve funds and discretionary reserve funds are not distributable as cash dividends.

Any limitation on the ability of Elong’s PRC subsidiaries to pay dividends or make other distributions could materially and adversely limit its ability to grow, make investments or acquisitions that could be beneficial to its business, pay dividends, or otherwise fund and conduct its business.

Elong may be treated as a resident enterprise for PRC tax purposes under the PRC Enterprise Income Tax Law and may therefore be subject to PRC income tax.

Under the PRC Enterprise Income Tax Law effective from January 1, 2008 and last amended on December 29, 2018, as well as its implementation rules effective from January 1, 2008 and amended on April 23, 2019, an enterprise established outside of the PRC with a “de facto management body” in the PRC is considered a resident enterprise and will be subject to a 25% enterprise income tax on its global income. The implementation rules define the term “de facto management body” as an establishment that carries out substantial and overall management and control over the manufacturing and operations, personnel, accounting and properties of an enterprise.

The State Administration of Taxation has issued guidance, known as Circular 82, which provides certain specific criteria for determining whether the “de facto management body” of a Chinese-controlled offshore-incorporated enterprise is located in China. Circular 82 only applies to offshore enterprises controlled by PRC enterprises, not those, such as Elong, controlled by foreign enterprises or individuals.

However, the determining criteria set forth in Circular 82 may reflect the State Administration of Taxation’s general position on how the “de facto management body” test should determine the tax resident status of offshore enterprises, regardless of whether they are controlled by PRC enterprises. If the PRC tax authorities determine that Elong is a PRC resident enterprise for enterprise income tax purposes, Elong would be subject to PRC enterprise income on its worldwide income at the rate of 25%. Furthermore, if Elong is deemed the PRC resident enterprises, dividends paid to its non-PRC individual shareholders and any gain realized on the transfer of ordinary shares by such shareholders may be subject to PRC tax at a rate of 20% (which, in the case of dividends, may be withheld at source). These rates may be reduced by an applicable tax treaty, but it is subject to authority’s interpretation of the applicable tax treaty on whether non-PRC shareholders of Elong would be able to claim the benefits of any tax treaties between their country of tax residence and the PRC in the event that Elong is treated as the PRC resident enterprises. Any such tax may reduce the returns on your investment in Elong Class A Ordinary Shares.

Dividends payable to foreign investors and gains on the sale of Elong Class A Ordinary Shares by foreign investors may become subject to PRC tax law.

Under the PRC Enterprise Income Tax Law and its implementing rules, in general, a 10% PRC withholding tax is applicable to dividends payable to investors that are non-resident enterprises that do not have an establishment or place of business in the PRC, or have such establishment or place of business but the dividends are not effectively connected with such establishment or place of business, in each case to the extent such dividends are derived from sources within the PRC. Similarly, any gain realized on the transfer of Elong Class A Ordinary Shares by such investors is also subject to PRC tax at a current rate of 10%, subject to any reduction or exemption set forth in relevant tax treaties, if such gain is regarded as income derived from sources within the PRC.

If Elong is deemed as a PRC resident enterprise, dividends paid on Elong Class A Ordinary Shares, and any gain realized from the transfer of the Elong Class A Ordinary Shares, will be treated as income derived from sources within the PRC and be subject to PRC taxation. Furthermore, if Elong is deemed as a PRC resident enterprise, dividends payable to individual investors who are non-PRC residents and any gain realized on the transfer of the Elong Class A Ordinary Shares by such investors may be subject to PRC tax at a current rate of 20%, subject to any reduction or exemption set forth in applicable tax treaties.

If Elong and New Elong or any of its subsidiaries established outside China are considered a PRC resident enterprise, it is unclear whether holders of the Elong Class A Ordinary Shares can claim the benefit of income tax treaties or agreements entered into between China and other countries or areas. If dividends payable to non-PRC investors or gains from the transfer of the Elong Class A Ordinary Shares by such investors are subject to PRC tax, the value of your investment in the Elong Class A Ordinary Shares may decline significantly

67

Elong’s shareholders face uncertainties with respect to indirect transfers of equity interests in PRC resident enterprises by their non-PRC holding companies.

On February 3, 2015, the State Administration of Taxation issued the Circular on Issues of Enterprise Income Tax on Indirect Transfers of Assets by Non-PRC Resident Enterprises (“Circular 7”), which replaced or supplemented certain previous rules under the Notice on Strengthening Administration of Enterprise Income Tax for Share Transfers by Non-PRC Resident Enterprises (the “Circular 698”), issued by the State Administration of Taxation on December 10, 2009. Circular 7 sets out a wider scope of indirect transfer of PRC assets that might be subject to PRC enterprise income tax. Circular 7 also includes detailed guidelines regarding when such indirect transfer is considered to lack a bona fide commercial purpose and thus regarded as avoiding PRC tax. On October 17, 2017, the SAT issued the Announcement on Issues Relating to Withholding at Source of Income Tax of Non-resident Enterprises (the “SAT Circular 37”), which came into effect on December 1, 2017 and was amended on June 15, 2018. SAT Circular 37 further clarifies the practices and procedures for withholding non-resident enterprise income tax.

The conditional reporting obligation of the non-PRC investor under Circular 698 is replaced by a voluntary reporting by the transferor, the transferee or the underlying PRC resident enterprise transferred. Using a “substance over form” principle, PRC tax authorities may disregard the existence of the overseas holding company if the company lacks a reasonable commercial purpose and was established for the purpose of reducing, avoiding or deferring PRC tax. As a result, gains derived from such indirect transfer may be subject to PRC enterprise income tax, currently at a rate of 10%, and the transferee has an obligation to withhold tax from the sale proceeds.

Gains from the sale of shares by investors through a public stock exchange are not subject to the PRC enterprise income tax pursuant to Circular 7 where such shares were acquired in a transaction through a public stock exchange.

There remains uncertainty as to the interpretation and application of Circular 7 and the SAT Circular 37. PRC tax authorities may determine that Circular 7 and the SAT Circular 37 are applicable to offshore restructuring transactions or sale of the shares of offshore subsidiaries where non-resident enterprises, as the transferors, were involved. PRC tax authorities may pursue such non-resident enterprises with respect to a filing regarding the transactions and request PRC Entities to assist in the filing.

As a result, Elong’s non-resident subsidiaries in such transactions may risk being subject to filing obligations or being taxed under Circular 7 and the SAT Circular 37, unless it can be justified that the transactions are of reasonable business purposes such as group restructuring or other allowed circumstances. Practically, there has been no major transaction of similar nature challenged by the PRC tax authorities. However, given the constantly evolving tax administration in China and the uncertainties under Circular 7, Elong cannot assure you that there is no tax reporting or settlement risk for such transactions.

The requirements and legal procedures of currency conversion may limit the ability of Elong to utilize their revenues effectively and affect the value of your investment.

The convertibility of Renminbi into foreign currencies and, in certain cases, the remittance of currency out of the Chinese mainland are subject to the applicable laws and regulations in the PRC. Elong receives substantially all of their net revenue in Renminbi. Under the current corporate structure, Elong primarily relies on dividend payments from PRC Entities to fund any cash and financing requirements it may have.

Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and trade and service-related foreign exchange transactions, can be made in foreign currencies without prior approval of SAFE by complying with certain procedural requirements. Specifically, under the existing exchange restrictions, without prior approval of SAFE, cash generated from the operations of the PRC Entities in the Chinese mainland may be used to pay dividends to Elong. However, approval from or registration with appropriate government authorities is required, in principle, where RMB is to be converted into foreign currency and remitted out of the Chinese mainland to pay capital expenses such as the repayment of loans denominated in foreign currencies. As a result, Elong needs to obtain SAFE approval to use cash generated from the operations of the PRC Entities to pay off their respective debt in a currency other than Renminbi owed to entities outside the Chinese mainland, or to make other capital expenditure payments outside the Chinese mainland in a currency other than Renminbi. If Elong fails to meet the requirements under the PRC for obtaining sufficient foreign currencies, Elong may not be able to satisfy their foreign currency demands and pay dividends in foreign currencies to its shareholders, including holders of Elong Class A Ordinary Shares.

Since a significant amount of the PRC Entities’ revenue is denominated in Renminbi, any existing and future restrictions on currency exchange may limit their ability to utilize cash generated in Renminbi to fund their business activities outside of the PRC or pay dividends in foreign currencies to the shareholders, including holders of Elong Class A Ordinary Shares. These restrictions may also limit Elong’s ability to obtain foreign currency through debt or equity financing for its subsidiaries.

68

Elong’s securities may be prohibited from trading in the United States under the HFCAA in the future if the PCAOB is unable to inspect or investigate completely Elong’s auditor.

Pursuant to the Holding Foreign Companies Accountable Act (“HFCAA”), if the SEC determines that Elong has filed audit reports issued by a registered public accounting firm that has not been subject to inspections by the PCAOB for two consecutive years, the SEC will prohibit Elong’s securities from being traded on a national securities exchange or in the over-the-counter trading market in the United States.

On December 16, 2021, the PCAOB issued a report to notify the SEC of its determination that the PCAOB was unable to inspect or investigate completely registered public accounting firms headquartered in mainland China and Hong Kong and the auditor that issued the audit reports included in Elong’s financial statements for the fiscal year ended December 31, 2021 was subject to that determination. On December 15, 2022, the PCAOB removed mainland China and Hong Kong from the list of jurisdictions where it is unable to inspect or investigate completely registered public accounting firms.

Elong’s consolidated financial statements are currently audited by UHY LLP, which is registered with and subject to regular inspection by PCAOB. Each year, the PCAOB will determine whether it can inspect and investigate completely audit firms in mainland China and Hong Kong, among other jurisdictions. If the PCAOB determines in the future that it no longer has full access to inspect and investigate completely accounting firms in mainland China and Hong Kong and Elong uses an accounting firm headquartered in one of these jurisdictions to issue an audit report on PubCo’s financial statements filed with the SEC, Elong would be identified as a Commission-Identified Issuer following the filing of the annual report on Form 20-F for the relevant fiscal year. In accordance with the HFCAA, Elong’s securities would be prohibited from being traded on a national securities exchange or in the over-the-counter trading market in the United States if Elong is identified as a Commission-Identified Issuer for two consecutive years in the future. If Elong’s shares are prohibited from trading in the United States, there is no certainty that Elong will be able to list on a non-U.S. exchange or that a market for Elong’s shares will develop outside of the United States. A prohibition of being able to trade in the United States would substantially impair your ability to sell or purchase Elong’s securities when you wish to do so, and the risk and uncertainty associated with delisting would have a negative impact on the price of Elong’s securities. Also, such a prohibition would significantly affect Elong’s ability to raise capital on terms acceptable to us, or at all, which would have a material adverse impact on Elong’s business, financial condition, and prospects.

Fluctuations in the value of the Renminbi may materially adversely affect your investment.

The value of the Renminbi against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in economic conditions in China and by China’s foreign exchange policies. With the development of the foreign exchange market and progress towards interest rate liberalization and Renminbi internationalization, the PRC government may announce further changes to the exchange rate system, and the Renminbi may appreciate or depreciate significantly against the U.S. dollar. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the Renminbi and the U.S. dollar.

Significant revaluation of the Renminbi may materially adversely affect your investment. For example, to the extent that Elong needs to convert U.S. dollars received from offshore financing activities into Renminbi for the operations, appreciation of the Renminbi against the U.S. dollar would decrease the Renminbi amount that Elong would have received from the conversion. Conversely, if Elong and its subsidiaries convert Renminbi into U.S. dollars for the purpose of making payments for dividends on the Elong Class A Ordinary Shares or for other business purposes, appreciation of the U.S. dollar against the Renminbi would reduce the U.S. dollar amount available to Elong and its subsidiaries.

The hedging options available in China may not be sufficient to reduce Elong’s exposure to exchange rate fluctuations. As of the date of this proxy statement/prospectus, Elong has not entered into any material hedging transactions to reduce its exposure to foreign currency exchange risk. While Elong may enter into hedging transactions in the future, the availability and effectiveness of these hedges may be limited, and Elong may not be able to adequately hedge their exposure. In addition, currency exchange losses may be magnified by PRC exchange control regulations that restrict Elong’s ability to convert Renminbi into foreign currency.

Risks Related to TMT Business and the Business Combination

TMT shareholders will have a reduced ownership and voting interest after the Business Combination and will exercise less influence over management.

Upon the issuance of Elong Class A Ordinary Shares in the Business Combination, current TMT shareholders’ percentage ownership will be diluted. Additionally, of the expected members of the New Elong Board after the completion of the Business Combination, two (2) of the five (5) directors are expected to be current directors of TMT or designated by TMT and the rest will be directors designated by Elong. The percentage of the outstanding Elong Class A Ordinary Shares that will be owned by current TMT shareholders as a group will vary based on the number of TMT Ordinary Shares for which the holders thereof request redemption in connection with the Business Combination. To illustrate the potential ownership percentages of current TMT shareholders under different redemption levels (and assuming the Earnout Shares have been paid, in order to present the maximum potential dilution to the TMT shareholders from the Business Combination), current TMT shareholders, as a group, will own (1) if there are no redemptions, 12.2% of the Elong Ordinary Shares expected to be outstanding immediately after the Business Combination (and 2.2% of the voting power), or (2) if there are full redemptions of the outstanding TMT Ordinary Shares (i.e., the maximum number of Public Shares that could be redeemed in connection with the Business Combination are redeemed, excluding any shares issuable pursuant to TMT Rights), 5.8% of the Elong Ordinary Shares expected to be outstanding immediately after the Business Combination (and 1.0% of the voting power). Because of this, current TMT shareholders, as a group, will have less influence on Elong’s board of directors, management and policies than they now have on the TMT Board and the management and policies of TMT. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” of this proxy statement/prospectus for an illustration of the number of shares and percentage interests outstanding under scenarios that assume no redemptions of the Public Shares, redemption of 50% of the Public Shares and redemption of the maximum amount of Public Shares.

The consummation of the Business Combination is subject to a number of conditions, and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed.

The Business Combination Agreement is subject to a number of conditions which must be fulfilled in order to complete the Business Combination. Those conditions include: receipt of the Shareholder Approval by TMT; receipt of all requisite consents and approvals from government entities and third parties; TMT shall have net tangible assets of at least $5,000,001 at Closing (although, as described elsewhere, the parties are seeking approval of the holders of TMT Ordinary Shares at the extraordinary general meeting to remove the corresponding requirement from TMT’s M&A and expect to waive this condition to Closing); this Elong Registration Statement shall have become effective in accordance with the Securities Act; and the listing of the Elong Class A Ordinary Shares shall have been approved by Nasdaq. These conditions to the closing of the Business Combination may not be fulfilled in a timely manner or at all, and, accordingly, the closing of the Business Combination may be significantly delayed or not occur at all. In addition, the parties can mutually decide to terminate the Business Combination Agreement at any time, before or after shareholder approval, or TMT or the Seller may elect to terminate the Business Combination Agreement in certain other circumstances. See “Proposal 1—The Business Combination Proposal—The Business Combination Agreement—Termination” of this proxy statement/prospectus for additional information.

69

The Sponsor and some of TMT’s officers and directors may have conflicts of interest that may influence or have influenced them to support or approve the Business Combination without regard to your interests or in determining whether Elong is appropriate for TMT’s business combination.

The personal and financial interests of the Sponsor, officers and directors may influence or have influenced their motivation in identifying and selecting a target for the Business Combination, their support for completing the Business Combination and the operation of Elong following the Business Combination.

The Sponsor and its permitted transferee own 1,500,000 Founder Shares, which were issued for the payment of an aggregate of $25,000 of expenses on behalf of TMT. Such securities had an aggregate market value of approximately $16,665,000 based upon the closing price of $11.11 per TMT Ordinary Share on Nasdaq on August 30, 2024. In addition, in the TMT Private Placement consummated concurrently with TMT’s IPO, the Sponsor purchased 370,000 TMT Units at a price of $10.00 per unit, for an aggregate purchase price of $3,700,000. Such securities had an aggregate market value of approximately $4,151,400 based upon the closing price of $11.22 per TMT Unit on Nasdaq on August 30, 2024. TMT’s directors and officers also have pecuniary interests in the Founder Shares held by the Sponsor through their ownership interest in the Sponsor. The Sponsor has agreed to waive its rights to liquidating dissolutions from the trust account.

The Sponsor may be incentivized to complete the Business Combination, or an alternative business combination with a less favorable company or on terms less favorable to TMT shareholders, rather than to liquidate, in which case the Sponsor would lose its entire investment. In addition, because the Sponsor purchased the Founder Shares for $0.017 per share, the Sponsor may receive a positive return on its Founder Shares (and its investment as a whole), even if Public Shareholders experience a negative return on their investment after consummation of the Business Combination. As a result, the Sponsor and other officers and directors may have a conflict of interest in determining whether Elong is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of the Business Combination.

Furthermore, TMT’s officers and directors, and their affiliates, may be entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on TMT’s behalf, such as identifying and investigating possible business targets and business combinations. However, if TMT fails to consummate a business combination within the completion window, they will not have any claim against the trust account for reimbursement. Accordingly, TMT may not be able to reimburse these expenses if the Business Combination or another business combination is not completed within the completion window. In considering these facts and the other information contained in this proxy statement/prospectus, you should be aware that TMT’s directors and officers may have financial interests in the Business Combination that may be different from, or in addition to, the interests of TMT shareholders, including as a result of their ownership interests in the Sponsor.

In addition to the interests described above, the Sponsor, some of TMT’s officers and directors and others may have the following conflicts:

●	The Sponsor, TMT’s officers and directors, or their affiliates, may from time to time, prior to or in connection with the initial business combination, make loans to TMT for working capital purposes and may advance funds to TMT in connection with the extension of the date by which TMT must consummate an initial business combination. If TMT does not complete a business combination, TMT does not expect to repay any such loans or advances.

●	If TMT is unable to complete a business combination within the completion window, the Sponsor will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by TMT for services rendered or contracted for or products sold to TMT. If TMT consummates a business combination, on the other hand, TMT will be liable for all such claims.

●	Pursuant to the Registration Rights Agreement to be entered into in connection with the Business Combination, the Sponsor and certain Elong shareholders (including the holders of Warrant Shares) will be able to demand that Elong register their registrable securities under certain circumstances and will each also have piggyback registration rights for these securities. The registration of these securities will permit the public sale of such securities, subject to certain contractual restrictions imposed by the Lock-Up Agreement. The presence of these additional shares trading in the public market may have an adverse effect on the market price of the Elong Class A Ordinary Shares.

●	TMT’s existing directors and officers will be eligible for continued indemnification and continued coverage under a directors’ and officers’ liability tail insurance after the Business Combination, which would not be the case if TMT was unable to consummate an initial business combination.

The personal and financial interests of TMT’s officers and directors may have influenced their motivation in identifying and selecting Elong and completing a business combination with Elong. This risk may become more acute as the deadline of December 30, 2024 for completing a business combination nears.

The TMT Board was aware of and considered these interests, among other matters, in reaching the determination that the Business Combination Agreement and the transactions contemplated thereby, including the Merger, were advisable and in the best interests of, TMT and its shareholders. See the section entitled “Proposal 1—The Business Combination Proposal—Interests of Certain Persons in the Business Combination” of this proxy statement/prospectus for a detailed discussion of the special interests that the Sponsor and TMT directors and officers may have in the Business Combination.

Either TMT or Elong may waive one or more of the conditions to the Business Combination or certain of the other transactions contemplated by the Business Combination Agreement.

Either TMT or Elong may agree to waive, in whole or in part, some of the conditions to its obligations to consummate the Business Combination or certain of the other transactions contemplated by the Business Combination Agreement, to the extent permitted by TMT’s Existing Charter and applicable laws. For example, it is a condition to TMT’s obligations to consummate the Business Combination that certain of Elong’s representations and warranties are true and correct in all respects as of the closing date, except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, have not had and would not reasonably be expected to have a material adverse effect. However, if the TMT Board determines that it is in the best interest of TMT shareholders to waive any such breach, then the TMT Board may elect to waive that condition and consummate the Business Combination.

The existence of financial and personal interests of one or more of TMT’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of TMT and its shareholders and what he, she or they may believe is best for himself or themselves in determining to recommend that shareholders vote for the proposals. In addition, TMT’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. As of the date of this proxy statement/prospectus, TMT does not believe there will be any changes or waivers that its directors and officers would be likely to make after shareholder approval of the Business Combination has been obtained. While certain changes could be made without further shareholder approval, TMT will circulate a new or amended proxy statement/prospectus and resolicit TMT’s shareholders if changes to the terms of the Business Combination would have a material impact on its shareholders or represent a fundamental change in the proposals being voted upon. See the section entitled “Proposal 1—The Business Combination Proposal—Interests of Certain Persons in the Business Combination” of this proxy statement/prospectus for a further discussion of these considerations.

Termination of the Business Combination Agreement could negatively impact TMT.

If the Business Combination is not completed for any reason, including as a result of TMT’s shareholders declining to approve the proposals required to effect the Business Combination, the ongoing businesses of TMT may be adversely impacted and, without realizing any of the anticipated benefits of completing the Business Combination, TMT would be subject to a number of risks, including the following:

●	TMT may experience negative reactions from the financial markets, including negative impacts on TMT’s share price (including to the extent that the current market price reflects a market assumption that the Business Combination will be completed);

●	TMT will have incurred substantial expenses and will be required to pay certain costs relating to the Business Combination, whether or not the Business Combination is completed; and

●	since the Business Combination Agreement restricts the conduct of TMT’s businesses prior to completion of the Business Combination, TMT may not have been able to take certain actions during the pendency of the Business Combination that would have benefitted it as an independent company, and the opportunity to take such actions may no longer be available (see the section entitled “Proposal 1—The Business Combination Proposal—The Business Combination Agreement” of this proxy statement/prospectus for a description of the restrictive covenants applicable to TMT).

70

If the Business Combination Agreement is terminated and the TMT Board seeks another merger or business combination, TMT shareholders cannot be certain that TMT will be able to find another acquisition target that would constitute a business combination or that such other merger or business combination will be completed. See the section entitled “Proposal 1—The Business Combination Proposal—The Business Combination Agreement—Termination” of this proxy statement prospectus for additional information.

TMT and Elong will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.

Uncertainty about the effect of the Business Combination on employees, merchants and customers may have an adverse effect on TMT and on Elong. These uncertainties may impair Elong’s ability to attract, retain and motivate key personnel until the Business Combination is completed, and could cause customers and others that deal with Elong to seek to change existing business relationships with them. Retention of certain employees may be challenging during the pendency of the Business Combination, as certain employees may experience uncertainty about their future roles. If key employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with the business, Elong’s business following the Business Combination could be negatively impacted. In addition, the Business Combination agreement restricts Elong from making certain expenditures and taking other specified actions without the consent of TMT until the Business Combination occurs. These restrictions may prevent Elong from pursuing attractive business opportunities that may arise prior to the completion of the Business Combination. See the section entitled “Proposal 1—The Business Combination Proposal—The Business Combination Agreement” of this proxy statement/prospectus for additional information.

Delays in completing the Business Combination may substantially reduce the expected benefits of the Business Combination.

Satisfying the conditions to, and completion of, the Business Combination may take longer than, and could cost more than, TMT expects. Any delay in completing or any additional conditions imposed in order to complete the Business Combination may materially adversely affect the benefits that TMT expects to achieve from the Business Combination.

The unaudited pro forma condensed combined financial information included in this proxy statement/prospectus is preliminary and the actual financial condition and results of operations after the Business Combination may differ materially.

The unaudited pro forma financial information included in this proxy statement/prospectus is presented for illustrative purposes only and is not necessarily indicative of what Elong’s actual financial position or results of operations would have been had the Business Combination been completed on the date(s) indicated. The preparation of the pro forma financial information is based upon available information and certain assumptions and estimates that TMT and Elong currently believe are reasonable. The unaudited pro forma condensed combined information does not purport to indicate the results that would have been obtained had the Business Combination and related transactions actually been completed on the assumed date or for the periods presented, or which may be realized in the future. The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” of this proxy statement/prospectus for additional information.

71

Elong’s actual results may be significantly different from Elong’s projections, estimates, targets or forecasts.

Elong’s projections, estimates, targets and forecasts are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Elong’s control. While all projections, estimates, targets and forecasts are necessarily speculative, TMT and Elong believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate, target or forecast extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates, targets and forecasts. Although the assumptions and estimates on which the projections and forecasts are based are believed by Elong’s management to be reasonable and based on the best then-currently available information, there will be differences between actual and forecasted results. Accordingly, Elong’s projections, estimates, targets and forecast should not be regarded as an indication that Elong, or its representatives, considered or consider the financial projections, estimates, targets to be a reliable prediction of future events.

TMT will incur significant transaction costs in connection with the Business Combination.

TMT has incurred and expects that it will incur significant, non-recurring costs in connection with consummating the Business Combination. TMT will also incur significant legal, financial advisor, accounting and banking fees, SEC filing fees, printing and mailing fees and other costs associated with the Business Combination. TMT estimates that it will incur approximately $1,033,000 in transaction costs related to the Business Combination, in addition to the 900,000 shares issuable to Ever Talent Consultants Limited. Some of these costs are payable regardless of whether the Business Combination is completed. See the section entitled “Proposal 1—The Business Combination Proposal—The Business Combination Agreement” of this proxy statement/prospectus for additional information.

The Sponsor has agreed to vote in favor of the Proposals at the Meeting, regardless of how the Public Shareholders vote.

It is expected that, as of the Record Date, the Sponsor and the other Insiders will own Founder Shares and TMT Private Placement Shares representing approximately 29.1% of the outstanding TMT Ordinary Shares. The Sponsor and the other Insiders have agreed to vote in favor of the Business Combination Proposal with respect to the Founder Shares and TMT Private Placement Shares (as well as any Public Shares subsequently purchased by them), subject to applicable securities laws. The Sponsor also has agreed to, and the other Insiders have indicated their intention to, vote in favor of the other proposals to be presented at the extraordinary general meeting, including the other Condition Precedent Proposal, subject to applicable securities laws.

TMT may not be able to consummate the Business Combination or a business combination within the required time period, in which case it would cease all operations except for the purpose of winding up and it would redeem Public Shares and liquidate, in which case the Public Shareholders may only receive $11.14 per share (based on the balance in the trust account as of August 30, 2024, after taking into account redemptions in connection with the Extension Amendment,), or less than such amount in certain circumstances.

If TMT is unable to complete a business combination before December 30, 2024 or amend its Existing Charter to extend the date by which TMT must complete a business combination, TMT will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of TMT’s remaining shareholders and the TMT Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to TMT’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

TMT does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for TMT to consummate a business combination even if a substantial majority of Public Shareholders determine to redeem their shares.

TMT’s M&A does not provide a specified maximum redemption threshold, except that in no event will TMT redeem Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 (such that TMT is not subject to the SEC’s “penny stock” rules). However, as described elsewhere, the parties are seeking approval of the holders of TMT Ordinary Shares at the extraordinary general meeting to remove this requirement from TMT’s M&A and expect to waive the corresponding condition to Closing. As a result, TMT may be able to consummate the Business Combination even if a substantial majority of its Public Shareholders have redeemed their Public Shares.

If the NTA Proposal is approved, TMT may fail to meet the NASDAQ continued listing requirements which could result in an inability of TMT or Elong to list securities on NASDAQ and could affect the consummation of the Business Combination or require them to comply with the “penny stock” rules.

TMT’s current third amended and restated memorandum and articles of association limits TMT’s ability to redeem TMT Ordinary Shares in connection with a business combination, if such redemptions would cause TMT to have less than $5,000,001 in net tangible assets. The purpose of such limitation is to ensure that the TMT Ordinary Shares are not deemed to be “penny stocks” pursuant to Rule 3a51-1 under the Exchange Act since by complying with an exclusion to the “penny stock” rules for companies that have net tangible assets of at least $5,000,001 TMT would continue, as it has since the IPO, to not be subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act. However, TMT believes that it may rely on an exclusion even if it fails to have an NTA of at least $5,000,001 based upon its being listed on NASDAQ. If the NTA Proposal is approved, TMT’s possible failure to meet the continued listing requirements of NASDAQ could result in an inability of TMT or Elong to list their securities on NASDAQ, either resulting in an inability to consummate the Business Combination unless the condition to be listed on NASDAQ required by the Business Combination Agreement is waived or, if that condition is waived, being subject to the obligation to comply with the penny stock trading rules. See “The NTA Proposal.”

In the event that a significant number of Public Shares are redeemed, New Elong securities may be less liquid following the Business Combination than TMT Ordinary Shares were prior to the Business Combination.

Following the Business Combination, as a result of potential additional redemptions, New Elong may be left with a significantly smaller number of shareholders. As a result, trading in the shares of Elong Class A Ordinary Shares may be limited, and your ability to sell your shares in the market could be adversely affected. New Elong intends to apply to list the Elong Class A Ordinary Shares on Nasdaq, but Nasdaq may not list New Elong securities, which could limit investors’ ability to engage in transactions in New Elong’s securities and subject New Elong to additional trading restrictions.

72

If third parties bring claims against TMT, the proceeds held in the trust account could be reduced and the per-share redemption amount received by Public Shareholders may be less than $10.20 per Public Share initially held in the trust account.

TMT’s placing of funds in the trust account may not protect those funds from third-party claims against TMT. Although TMT has sought to have all vendors, service providers, prospective target businesses and other entities with which it does business execute agreements with TMT waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of Public Shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against TMT’s assets, including the funds held in the trust account. If any third party refuses to execute an agreement waiving such claims to the monies held in the trust account, TMT’s management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to TMT than any alternative. TMT is not aware of any product or service providers who have not or will not provide such waiver other than the underwriters of the IPO and TMT’s independent registered public accounting firm.

Upon redemption of Public Shares, if TMT does not complete its business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with the Business Combination, TMT will be required to provide for payment of claims of creditors that were not waived that may be brought against it within the ten (10) years following redemption. Accordingly, the per-share redemption amount received by Public Shareholders could be less than the $10.20 per Public Share initially held in the trust account, due to claims of such creditors. Pursuant to the Sponsor Letter Agreement, the Sponsor has agreed that it will be liable to TMT if and to the extent any claims by a third party for services rendered or products sold to TMT, or a prospective target business with which TMT has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.20 per Public Share and (ii) the actual amount per Public Share held in the trust account as of the date of the liquidation of the trust account, if less than $10.20 per Public Share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay TMT’s tax obligations, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under TMT’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. However, TMT has not asked the Sponsor to reserve for such indemnification obligations, nor has TMT independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and TMT believes that the Sponsor’s only assets are securities of TMT. Therefore, TMT cannot assure you that the Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for the Business Combination and redemptions could be reduced to less than $10.20 per Public Share. In such event, TMT may not be able to complete the Business Combination, and you would receive such lesser amount per share in connection with any redemption of your Public Shares. None of TMT’s directors or officers will indemnify TMT for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

TMT’s directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the trust account available for distribution to Public Shareholders.

In the event that the proceeds in the trust account are reduced below the lesser of (i) $10.20 per Public Share and (ii) the actual amount per share held in the trust account as of the date of the liquidation of the trust account if less than $10.20 per Public Share due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and the Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, TMT’s independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations.

While TMT currently expects that its independent directors would take legal action on its behalf against the Sponsor to enforce its indemnification obligations to TMT, it is possible that TMT’s independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in any particular instance if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. If TMT’s independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to Public Shareholders may be reduced below $10.20 per Public Share.

73

TMT may not have sufficient funds to satisfy indemnification claims of its directors and officers.

TMT has agreed to indemnify its directors and officers to the fullest extent permitted by law. However, TMT’s directors and officers have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account and not to seek recourse against the trust account for any reason whatsoever. Accordingly, any indemnification provided will be able to be satisfied by TMT only if (i) TMT has sufficient funds outside of the trust account or (ii) TMT consummates a business combination. TMT’s obligation to indemnify its directors and officers may discourage shareholders from bringing a lawsuit against its directors or officers for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against TMT’s directors and officers, even though such an action, if successful, might otherwise benefit TMT and its shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent TMT pays the costs of settlement and damages awards against its directors and officers pursuant to these indemnification provisions.

You will not have any rights or interests in funds from the trust account, except under certain limited circumstances. To liquidate your investment, therefore, you may be forced to sell your Public Shares, potentially at a loss.

Public Shareholders will be entitled to receive funds from the trust account only upon the earlier to occur of: (i) the completion of the Business Combination (or an alternative business combination if the Business Combination is not consummated for any reason), and then only in connection with those Public Shares that such shareholder properly elected to redeem; (ii) the redemption of any Public Shares properly tendered in connection with a shareholder vote to amend TMT’s Existing Charter (a) to modify the substance or timing of TMT’s obligation to allow redemption in connection with its business combination or to redeem one hundred percent (100%) of the Public Shares if TMT does not complete a business combination by December 30, 2024 or (b) with respect to any other provision relating to shareholders’ rights or pre-business combination activity; and (iii) the redemption of Public Shares if TMT has not completed a business combination by December 30, 2024, subject to applicable law and as further described herein. Public Shareholders who redeem their Public Shares in connection with a shareholder vote described in clause (b) in the preceding sentence shall not be entitled to funds from the trust account upon the subsequent completion of a business combination or liquidation if TMT has not completed the Business Combination by December 30, 2024, with respect to such Public Shares so redeemed. In no other circumstances will a Public Shareholder have any right or interest of any kind in the trust account.

If Public Shareholders fail to comply with the redemption requirements specified in this proxy statement/prospectus, they will not be entitled to redeem their TMT Ordinary Shares for a pro rata portion of the funds held in the trust account.

To exercise their redemption rights, holders of TMT Ordinary Shares are required to deliver their shares, either physically or electronically using Depository Trust Company’s DWAC System, to TMT’s transfer agent, Continental, prior to the vote at the Shareholders’ Meeting. If a Public Shareholder fails to properly seek redemption as described in this proxy statement/prospectus and the Business Combination is consummated, such holder will not be entitled to redeem these shares for a pro rata portion of funds deposited in the trust account. See the section entitled “The Extraordinary General Meeting—Redemption Rights” of this proxy statement/prospectus for additional information on how to exercise your redemption rights.

If you or a “group” of shareholders of which you are a part are deemed to hold an aggregate of more than 15% of the TMT Ordinary Shares, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 15% of TMT Ordinary Shares.

A Public Shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of TMT Ordinary Shares, will not, without TMT’s prior consent, redeem in the aggregate his, her or its TMT Ordinary Shares or, if part of such a group, the group’s TMT Ordinary Shares, in excess of 15% of TMT Ordinary Shares. Your inability to redeem any such excess TMT Ordinary Shares could result in you suffering a material loss on your investment in TMT if you sell such excess TMT Ordinary Shares in open market transactions. TMT cannot assure you that the value of such excess TMT Ordinary Shares will appreciate over time following the Business Combination or that the market price of the TMT Ordinary Shares will exceed the per-share redemption price.

74

There is no guarantee that a Public Shareholder’s decision whether to redeem his, her or its shares for a pro rata portion of the trust account will put such shareholder in a better future economic position.

No assurance can be given as to the price at which a Public Shareholder may be able to sell Elong Class A Ordinary Shares in the future following the completion of the Business Combination. Certain events following the consummation the Business Combination may cause an increase in Elong’s stock price and may result in a lower value realized now than a TMT shareholder might realize in the future had the shareholder not elected to redeem such shareholders’ TMT Ordinary Shares. Similarly, if a Public Shareholder does not redeem his, her or its shares, such shareholder will bear the risk of ownership of the Elong Class A Ordinary Shares after the consummation of the Business Combination, and there can be no assurance that a shareholder can sell his, her or its Elong Class A Ordinary Shares in the future for a greater amount than the redemption price set forth in this proxy statement/prospectus. Any Public Shareholder should consult a financial advisor for assistance on how this may affect his, her or its individual situation.

If, after TMT distributes the proceeds in the trust account to Public Shareholders, it files a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against TMT that is not dismissed, a bankruptcy court may seek to recover such proceeds, and TMT and the TMT Board may be exposed to claims of punitive damages.

If, after TMT distributes the proceeds in the trust account to Public Shareholders, it files a bankruptcy or winding-up petition or an involuntary bankruptcy or winding up petition is filed against TMT that is not dismissed, any distributions received by TMT shareholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by TMT shareholders. In addition, the TMT Board may be viewed as having breached its fiduciary duty to TMT’s creditors and/or having acted in bad faith, thereby exposing itself and TMT to claims of punitive damages, by paying TMT shareholders from the trust account prior to addressing the claims of creditors.

If, before distributing the proceeds in the trust account to Public Shareholders, TMT files a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against TMT that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of TMT shareholders and the per share amount that would otherwise be received by TMT shareholders in connection with TMT’s liquidation may be reduced.

If, before distributing the proceeds in the trust account to Public Shareholders, TMT files a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against TMT that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy or insolvency law, and may be included in TMT’s bankruptcy estate and subject to the claims of third parties with priority over the claims of TMT’s shareholders. To the extent any bankruptcy claims deplete the trust account, the per-share amount that would otherwise be received by TMT shareholders in connection with TMT’s liquidation may be reduced.

TMT shareholders may be held liable for claims by third parties against TMT to the extent of distributions received by them upon redemption of their shares.

Any distributions received by TMT shareholders out of TMT’s capital or share premium account could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, TMT was unable to pay its debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover such amounts received by its shareholders. Furthermore, TMT’s directors may be viewed as having breached their fiduciary duties to TMT and/or may have acted in bad faith, and thereby exposing themselves and TMT to claims, by paying Public Shareholders from the trust account prior to addressing the claims of creditors. TMT cannot assure you that claims will not be brought against it for these reasons. TMT and its directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of TMT’s share premium account while it was unable to pay its debts as they fall due in the ordinary course of business would be guilty of an offence and may be liable to a fine of approximately $15,000 and imprisonment for five years in the Cayman Islands.

75

If the Business Combination is not completed, potential target businesses may have leverage over TMT in negotiating a business combination, TMT’s ability to conduct due diligence on a business combination as it approaches its dissolution deadline may decrease, and it may have insufficient working capital to continue to pursue potential target businesses, each of which could undermine its ability to complete a business combination on terms that would produce value for TMT shareholders.

Any potential target business with which TMT enters into negotiations concerning a business combination will be aware that, unless TMT amends its Existing Charter to extend its life and amend certain other agreements it has entered into, then TMT must complete its business combination by December 30, 2024. Consequently, if TMT is unable to complete this Business Combination, a potential target business may obtain leverage over it in negotiating a business combination, knowing that if TMT does not complete its business combination with that particular target business, it may be unable to complete its business combination with any target business. This risk will increase as TMT gets closer to the timeframe described above. In addition, TMT may have limited time to conduct due diligence and may enter into its business combination on terms that it would have rejected upon a more comprehensive investigation. Additionally, TMT may have insufficient working capital to continue efforts to pursue a business combination.

TMT may be a target of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the Business Combination from being completed.

Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into business combination agreements or similar agreements. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on TMT’s liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting consummation of the Business Combination, then that injunction may delay or prevent the Business Combination from being completed. Currently, TMT is not aware of any securities class action lawsuits or derivative lawsuits being filed in connection with the Business Combination.

Because Elong is not conducting an underwritten offering of their securities, no underwriter has conducted due diligence of their business, operations or financial condition, or reviewed the disclosure in this proxy statement/prospectus.

Section 11 of the Securities Act imposes liability on parties, including underwriters, involved in a securities offering if the registration statement contains a materially false statement or material omission. To effectively establish a due diligence defense against a cause of action brought pursuant to Section 11 of the Securities Act, a defendant, including an underwriter, carries the burden of proof to demonstrate that he or she, after reasonable investigation, believed that the statements in the registration statement were true and free of material omissions. In order to meet this burden of proof, underwriters in a registered offering typically conduct extensive due diligence of the registrant and vet the registrant’s disclosure. Such due diligence may include calls with the issuer’s management, review of material agreements and background checks on key personnel, among other investigations.

Because Elong intends to become publicly traded through a business combination with a special purpose acquisition company rather through an underwritten offering, no underwriter is involved in the transaction. As a result, no underwriter has conducted diligence on Elong in order to establish a due diligence defense with respect to the disclosure presented in this proxy statement/prospectus. If such investigation had occurred, certain information in this prospectus may have been presented in a different manner or additional information may have been presented at the request of such underwriter.

TMT is currently operating in a period of economic uncertainty and capital markets disruption, which has been significantly impacted by geopolitical instability due to the ongoing military conflict between Russia and Ukraine and between Hamas and Israel. TMT’s search for a business combination, and any target business with which it ultimately consummates a business combination, may be materially adversely affected by any negative impact on the global economy and capital markets resulting from the conflicts in Ukraine and Israel or any other geopolitical tensions.

U.S. and global markets are experiencing volatility and disruption following the escalation of geopolitical tensions and the start of the military conflict between Russia and Ukraine. On February 24, 2022, a full-scale military invasion of Ukraine by Russian troops was reported. Although the length and impact of the ongoing military conflict is highly unpredictable, the conflict in Ukraine could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions. On October 2023, Hamas terrorists infiltrated Israel’s southern border from the Gaza Strip and conducted a series of attacks on civilian and military targets. Hamas also launched extensive rocket attacks on the Israeli population and industrial centers located along Israel’s border with the Gaza Strip and in other areas within the State of Israel. These attacks resulted in thousands of deaths and injuries, and Hamas additionally kidnapped many Israeli civilians and soldiers. Following the attack, Israel’s security cabinet declared war against Hamas and commenced a military campaign against Hamas. Additional political uprisings, social unrest and violence may occur in various other countries in the Europe, the Middle East and in other. Locations around the world.

76

Military actions and the resulting sanctions and other restrictions on business activities could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets, potentially making it more difficult for us to obtain additional funds. Any of the abovementioned factors could affect TMT’s ability to search for a target and consummate a business combination. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions may also magnify the impact of other risks described in this proxy statement/prospectus.

TMT’s independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about its ability to continue as a “going concern.”

As of December 31, 2023, TMT had a cash balance of $46,778 in its operating bank account and a working capital deficit of $302,711. Further, TMT has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans in connection with a business combination. Management’s plans to address this need for capital are discussed in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of TMT.” TMT cannot assure you that management’s plans to raise capital or to consummate a business combination will be successful. These factors, among others, raise substantial doubt about TMT’s ability to continue as a going concern. The financial statements contained elsewhere in this proxy statement/prospectus do not include any adjustments that might result from TMT’s inability to continue as a going concern.

Changes in laws or regulations, or how such laws or regulations are interpreted or applied, or a failure to comply with any laws and regulations, may adversely affect TMT’s business, including TMT’s ability to negotiate and complete the Business Combination, and results of operations.

TMT is subject to laws and regulations enacted by national, regional and local governments. In particular, TMT is required to comply with certain SEC and other legal requirements. TMT’s business combination may be contingent on TMT’s ability to comply with certain laws and regulations and any post-business combination company may be subject to additional laws and regulations. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on TMT’s business, including TMT’s ability to negotiate and complete TMT’s business combination, and results of operations. In addition, those laws and regulations and their interpretation and application may change from time to time, including as a result of changes in economic, political, social and government policies, and those changes could have a material adverse effect on TMT’s business, including TMT’s ability to negotiate and complete TMT’s business combination, and results of operations.

TMT’s ability to complete the Business Combination may be impacted if the Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States, and ultimately prohibited.

While we do not believe that the Business Combination is subject to U.S. foreign investment regulations and review thereunder, it is possible that the Business Combination could ultimately be determined to be subject to such regulations and review, including review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Business Combination is within CFIUS’s jurisdiction, TMT may determine that it is required to make a mandatory filing or that it will submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination or order the Combined Company to divest all or a portion of a U.S. business of the Combined Company without first obtaining CFIUS clearance. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the Combined Company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the Combined Company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, the Business Combination post-closing.

77

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy and we have limited time to complete the Business Combination. If TMT cannot complete the Business Combination by December 30, 2024 because the transaction is still under review or because the Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, it may be required to liquidate. If TMT liquidates, its Public Shareholders may only receive approximately $10.20 per Public Share or less in certain circumstances. This would also cause TMT shareholders lose the investment opportunity in the Company and the chance of realizing future gains on their investment through any price appreciation in the Company.

The Business Combination may not qualify as a “reorganization” within the meaning of Section 368(a) of the Code or the Merger may not qualify as part of an exchange described in Section 351 of the Code

Although it is the intent of the parties to the Business Combination Agreement and they structured the Business Combination to so qualify, complete assurance cannot be given that the Business Combination will qualify as a “reorganization” within the meaning of Section 368(a) of the Code or that the Merger will qualify as part of an exchange described in Section 351 of the Code, or that the IRS will not challenge either such treatment or that a court will not sustain a challenge by the IRS.

If the Business Combination does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Merger does not qualify as part of an exchange described in Section 351 of the Code, a U.S. Holder of TMT Securities generally would recognize gain or loss in an amount equal to the difference, if any, between the fair market value of Elong Class A Ordinary Shares received by such U.S. Holder in the Business Combination over such U.S. Holder’s adjusted tax basis in the TMT Securities surrendered by such U.S. Holder in the Business Combination.

Even if the Business Combination does qualify as a “reorganization” within the meaning of Section 368(a) of the Code or the Merger qualifies as part of an exchange described in Section 351 of the Code, U.S. Holders may be required to recognize gain on account of the application of the passive foreign investment company rules.

If the Adjournment Proposal is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the Business Combination, the TMT Board will not have the ability to adjourn the extraordinary general meeting to a later date in order to solicit further votes, and, therefore, the Business Combination will not be approved, and, therefore, the Business Combination may not be consummated.

The TMT Board is seeking approval to adjourn the extraordinary general meeting to a later date or dates if it is determined by the officer presiding over the extraordinary general meeting that more time is necessary for TMT to consummate the Merger and the other transactions contemplated by the Business Combination Agreement. If the Adjournment Proposal is not approved, the TMT Board will not have the ability to adjourn the extraordinary general meeting to a later date and, therefore, will not have more time to solicit votes to approve the proposals to be presented at the extraordinary general meeting. In such events, the Business Combination would not be completed.

78

EXTRAORDINARY GENERAL MEETING OF TMT SHAREHOLDERS

General

TMT is furnishing this proxy statement/prospectus to its shareholders as part of the solicitation of proxies by the TMT Board for use at the extraordinary general meeting (the “Meeting”) to be held on October 29, 2024 and at any adjournment thereof. This proxy statement/prospectus provides TMT’s shareholders with information they need to know to be able to vote or instruct their vote to be cast at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held at 10:30 a.m., Eastern Time, on October 29, 2024, at the offices of the Company, located at 420 Lexington Ave, Suite 2446, New York, NY 10170, and virtually at https://www.cstproxy.com/tmtacquisitioncorp/2024, or such other date, time and place to which the Meeting may be adjourned. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and TMT. Enabling virtual access to the Meeting allows attendance from any location in the world.

Purpose of the Meeting

At the Meeting, TMT will ask its shareholders to consider and vote on the following proposals:

Proposal 1 — The Business Combination Proposal — As an ordinary resolution, that (i) the Business Combination Agreement (a copy of which is attached to the proxy statement/prospectus as Annex A), (ii) the other Transaction Documents (as defined in the Business Combination Agreement), and (iii) the completion of the transactions contemplated by the Business Combination Agreement and such Transaction Documents, in accordance with the terms and subject to the conditions set forth in the Business Combination Agreement and such Transaction Documents, be approved in all respects.

Proposal 2 — The Merger and Charter Proposal — As a special resolution, that (i) the Plan of Merger to be filed with the Registrar of Companies of the Cayman Islands, a copy of which is attached to the proxy statement/prospectus as Annex B-1, and the transactions contemplated thereunder, including, without limitation, the Merger, be and are hereby adopted and approved and authorized in all respects, and (ii) the amended and restated memorandum and articles of association of TMT currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the proposed amended and restated memorandum and articles of association of the surviving company of the Merger, the form of which is attached the proxy statement/prospectus as Annex B-2, with effect from the effective time of the Merger.

Proposal 3 — The NTA Proposal — As a special resolution, that (i) the sentence “, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets (after payment of the deferred underwriting commissions) to be less than US$5,000,001” at the end of Article 37.2(b) and (ii) the sentence “, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001” at the end of Article 37.6, in each case, of TMT’s current third amended and restated articles of association, which currently restricts consummation of a shareholder redemption offer in connection with a tender offer or a vote held to approve a proposed business combination if the redemptions made would cause TMT’s net tangible assets to be less than US$5,000,001 (the “NTA Amendment”), be deleted with immediate effect.

Proposal 4 — The Nasdaq Proposal — As an ordinary resolution, that for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, the issuance of Elong Class A Ordinary Shares in connection with the PIPE Financing be approved in all respects.

Proposal 5 — The Non-Binding Governance Proposals — As an ordinary resolution, that certain material differences between TMT’s M&A and New Elong’s M&A, presented separately in accordance with SEC requirements, be approved, on a non-binding advisory basis.

Proposal 6 — The Adjournment Proposal — As an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates, if it is determined by the officer presiding over the extraordinary general meeting that more time is necessary for TMT to consummate the Merger and the other transactions contemplated by the Business Combination Agreement, be approved.

Please see the sections titled “Proposal No. 1: The Business Combination Proposal,” “Proposal No. 2: The Merger and Charter Proposal,” “Proposal No. 3: The NTA Proposal,” “Proposal No. 4: The Nasdaq Proposal,” “Proposal No. 5: The Non-Binding Governance Proposals” and “Proposal No. 6: The Adjournment Proposal” for more information on the foregoing proposals.

Recommendation of the TMT Board

The TMT Board unanimously determined that the Business Combination, on the terms and conditions set forth in the Business Combination Agreement, is advisable and in the best interests of TMT and its shareholders and has directed that the Proposals set forth in this proxy statement/prospectus be submitted to TMT’s shareholders for approval at the Shareholder Meeting. The TMT Board recommends that TMT’s shareholders vote “FOR” each of the Business Combination Proposal, the Merger and Charter Proposal, the Nasdaq Proposal, the Non-Binding Governance Proposals and the Adjournment Proposal.

79

When you consider the TMT Board’s recommendation of these Proposals, you should keep in mind that TMT’s directors and officers have interests in the Business Combination that are different from, or in addition to, the interests of TMT shareholders generally. See the section entitled “Proposal 1: The Business Combination Proposal — Interests of TMT’s Directors and Officers in the Business Combination” for additional information. The TMT Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination and in recommending to TMT shareholders that they vote in favor of the Proposals presented at the Meeting.

Record Date; Shareholders Entitled to Vote

TMT has fixed the close of business on October 7, 2024, as the Record Date for determining TMT shareholders entitled to notice of and to attend and vote at the Shareholder Meeting. It is expected that, as of the close of business on the Record Date, there will be 6,429,615 Ordinary Shares outstanding. Each Ordinary Share is entitled to one vote per share at the Shareholder Meeting.

Vote of the Sponsor and TMT Directors and Officers

The Sponsor and the other Insiders have agreed, subject to applicable securities laws, to vote all the Founder Shares and TMT Private Placement Shares (as well as any Public Shares subsequently purchased by them) in favor of the Business Combination. The Sponsor also has agreed to, and the other Insiders have indicated their intention to, vote in favor of the other proposals to be presented at the extraordinary general meeting, including the other Condition Precedent Proposal, subject to applicable securities laws. It is expected that, as of the Record Date, the Founder Shares and the TMT Private Placement Shares will represent approximately 29.1% of our outstanding Ordinary Shares.

Quorum and Required Vote

One or more shareholders who together hold not less than one-third (in respect of the Business Combination Proposal, the Nasdaq Proposal, the Non-Binding Governance Proposals and the Adjournment Proposal) and not less than a majority (in respect of the Merger and Charter Proposal) of the issued and outstanding Ordinary Shares entitled to attend and vote at the Shareholder Meeting must be present in person (including by virtual attendance) or by proxy (or, in the case of a corporation or other non-natural person, by duly authorized representative or proxy) in order to hold the Shareholder Meeting and conduct business. This is called a quorum. The Ordinary Shares will be counted for purposes of determining if there is a quorum if the shareholder (i) is present and entitled to vote at the Shareholder Meeting, or (ii) has properly submitted a proxy card or voting instructions through a broker, bank or custodian. If a quorum is not present within 15 minutes of the time appointed for the Meeting, or if at any time during the Shareholder Meeting it becomes inquorate, then the Shareholder Meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the TMT Board. If a quorum is not present within 15 minutes of the time appointed for the adjourned Shareholder Meeting, then the Shareholder Meeting shall be dissolved.

Approval of the Business Combination Proposal will require an ordinary resolution, being a resolution passed by a majority of the votes of the Ordinary Shares entitled to vote thereon and present at the Shareholder Meeting. Approval of each of the Nasdaq Proposal, the Non-Binding Governance Proposals and the Adjournment Proposal requires an ordinary resolution, being a resolution passed by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote thereon at the Shareholder Meeting. Approval of the Merger and Charter Proposal requires a special resolution, being a resolution passed by at least two-thirds of the votes cast by such shareholders as, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.

It is important for you to note that Closing of the Business Combination is conditioned upon approval of the Condition Precedent Proposals. Accordingly, TMT will not consummate the Business Combination if the Condition Precedent Proposals are not approved.

Abstentions and Broker Non-Votes

For purposes of the TMT extraordinary general meeting, an abstention occurs with respect to a proposal when a shareholder returns a ballot or a proxy and marks “ABSTAIN” with respect to such proposal. A “broker non-vote” occurs when a shareholder does not provide voting instructions to its broker, bank or other nominee on a particular proposal on which the broker, bank or other nominee does not have discretionary authority to vote. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. TMT believes all the proposals presented to TMT shareholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction.

80

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to TMT but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If you abstain with respect a proposal, or if you do not vote on a proposal (whether as a result of a broker non-vote or because do not submit a proxy by mail, internet or telephone and do not attend the meeting in person or virtually and vote at the meeting), your abstention or failure to vote will have no effect on the vote on such proposal.

Voting Your Shares

Shareholders of Record

If you are a shareholder of record, you may vote by mail or the Internet prior to the Shareholder Meeting, or you may vote during the Shareholder Meeting.

●	Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the TMT Board.

●	Voting by Internet. Shareholders who have received the proxy card by mail will be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

●	Voting at the Shareholder Meeting. You can attend the Shareholder Meeting in person and vote on the ballot you will receive when you arrive, or you can attend the Shareholder Meeting via the virtual meeting platform and vote during the Shareholder Meeting in accordance with the instructions under “—Attending the Shareholder Meeting” below.

Votes submitted over the Internet must be received by 11:59 p.m., Eastern Time, on October 28, 2024. After that, Internet voting will be closed, and if you want to vote your shares, you will need to attend the Shareholder Meeting to vote your shares.

Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. You may also vote at the Shareholder Meeting if you obtain a “Legal Proxy” in accordance with the instructions under “—Attending the Shareholder Meeting” below.

Attending the Shareholder Meeting

The Shareholder Meeting will be held at the offices of the Company, located at 420 Lexington Ave, Suite 2446, New York, NY 10170. We will also be hosting the Shareholder Meeting via live webcast on the Internet at https://www.cstproxy.com/tmtacquisitioncorp/2024. You will not be required to attend the Shareholder Meeting in person in order to vote, and we encourage virtual participation.

If you are a shareholder of TMT as of the Record Date, you can participate in the Shareholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/tmtacquisitioncorp/2024. In order to vote or submit a question during the virtual Shareholder Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the virtual Shareholder Meeting only by registering as a guest and you will not be able to vote or submit your questions during the virtual Shareholder Meeting. If you do not have your control number, contact the Transfer Agent no later than at least 72 hours in advance of the Shareholder Meeting.

81

If your shares are held in “street name,” you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance of the Shareholder Meeting to vote and submit questions at the Shareholder Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Shareholder Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to the Transfer Agent at proxy@continentalstock.com.

You will receive a confirmation of your registration by email after we receive your materials, along with a voter control number to access the Shareholder Meeting. You will then be able to attend the Shareholder Meeting in person or virtually. In order to vote or submit questions during the virtual Shareholder Meeting, you will also need the voter control number. If you do not have the control number, you will be able to listen to the virtual Shareholder Meeting only by registering as a guest and you will not be able to vote or submit your questions during the virtual Shareholder Meeting.

We encourage all shareholders to access the Shareholder Meeting prior to the start time leaving ample time for the check in.

Revoking Your Proxy

You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by attending the Shareholder Meeting and casting your vote or by voting again by the Internet voting option described above, or by submitting a written revocation stating that you would like to revoke your proxy that we receive prior to the Shareholder Meeting. If you hold your shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to TMT Acquisition One Corp., 420 Lexington Avenue, Suite 2446, New York, NY 10170, Attn: Dajiang Guo. Such a notice of revocation must be received by us on or before the Shareholder Meeting, and any new proxy card must be received by us not less than 48 hours before the time for holding the Shareholder Meeting or any adjournment thereof at which the person named in the proxy card proposes to vote.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares, you may contact Laurel Hill Advisory Group, LLC, our proxy solicitor, by calling (855) 414-2266 (toll-free within the U.S. or Canada), or for banks and brokers, by calling (516) 933-3100 (collect), or by sending an email to info@laurelhill.com.

No Additional Matters

This Shareholder Meeting has been called only to consider the approval of Proposals described in this proxy statement/prospectus. Under our Existing Charter, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in the notice of the Shareholder Meeting.

Redemption Rights

Public Shareholders may seek to redeem their Public Shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Business Combination Proposal or the other proposals to be presented at the extraordinary general meeting. Any Public Shareholder may demand that TMT redeem such shares for a full pro rata portion of the trust account (which, for illustrative purposes, was $11.14 per share as of August 30, 2024, after taking into account redemptions in connection with the Extension Amendment), calculated as of two business days prior to the anticipated consummation of the Business Combination. If a holder properly seeks redemption as described in this section and the Business Combination is consummated, TMT will redeem these shares for a pro rata portion of funds deposited in the trust account and the holder will no longer own these shares following the Business Combination.

82

Notwithstanding the foregoing, a holder of Public Shares who either individually or together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming more than 15% of the total Public Shares sold in the IPO, unless the TMT Board consents. Accordingly, all Public Shares in excess of that 15% limit will not be redeemed for cash unless the TMT Board consents.

Public Shareholders seeking to have their Public Shares redeemed must demand, no later than 5:00 p.m., Eastern time, on October 25, 2024 (two business days before the Shareholder Meeting), that TMT redeem their Public Shares for cash by: (1) checking the box on the proxy or submitting their request in writing to the Transfer Agent at the address below; and (2) delivering their Public Shares to the Transfer Agent (physically, or electronically using the DWAC system). Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. If shareholders hold their shares in “street name,” they will have to coordinate with their bank, broker or other nominee to have their shares certificated or share certificates (if any) together with the redemption notices delivered electronically.

If shareholders do not submit a written request and deliver their share certificates as described above, their Public Shares will not be redeemed. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering the share certificate (if any) together with the redemption forms through the DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the holder of the shares being redeemed. In the event the proposed Business Combination is not consummated this may result in an additional cost to shareholders for the return of their shares.

Any request to redeem such shares, once made, may be withdrawn at any time up to the date of the Shareholder Meeting or, with TMT’s consent, after the Shareholder Meeting and prior to the Closing. Furthermore, if a TMT shareholder delivers its certificate in connection with an election of redemption rights and subsequently decides prior to the Shareholder Meeting not to elect to exercise such rights, such TMT shareholder may simply request that Continental return the certificate (physically or electronically). A TMT shareholder may make such request by contacting the Transfer Agent at the address listed below.

If the Business Combination is not approved or completed for any reason, then Public Shareholders who elected to exercise their redemption rights will not be entitled to redeem their shares for a full pro rata portion of the trust account. In such case, TMT will promptly return any shares delivered by Public Shareholders. If TMT would be left with less than $5,000,001 of net tangible assets as a result of Public Shareholders properly demanding redemption of their Public Shares for cash, TMT will not be able to consummate the Business Combination, unless the corresponding requirement in TMT’s M&A is removed and the corresponding condition to closing is waived by the parties, as expected. However, even if this requirement continues to apply, the required amount may be satisfied through the receipt by TMT of proceeds other than from the trust account, such as proceeds received in an equity financing.

The closing price of the TMT Ordinary Shares on August 30, 2024 was $11.11 per share. The cash held in the trust account on such date was approximately $47,771,262 million (net of taxes payable and after taking into account redemptions in connection with the Extension Amendment) (representing $7.43 per Public Share). Prior to exercising redemption rights, Public Shareholders should verify the market price of the Ordinary Shares as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. TMT cannot assure its shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a Public Shareholder exercises his, her or its redemption rights, then he, she or it will be exchanging its shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically via the DTC’s DWAC System) to the Transfer Agent no more than 2 business days prior to the vote at the Shareholder Meeting.

83

The Transfer Agent can be contacted at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: SPAC Redemption Team

Email: proxy@continentalstock.com

Appraisal or Dissenters’ Rights

Holders of record of TMT Ordinary Shares may have appraisal rights in connection with the Merger under the Cayman Islands Companies Act. In this proxy statement, these appraisal or dissent rights are sometimes referred to as “Dissent Rights”.

Holders of record of TMT Ordinary Shares wishing to exercise such Dissent Rights and make a demand for payment of the fair value for his, her or its TMT Ordinary Shares must give written objection to the Merger to TMT prior to the shareholder vote at the Shareholder Meeting to approve the Merger and follow the procedures set out in Section 238 of the Cayman Companies Act. These statutory appraisal rights are separate to and mutually exclusive of the right of Public Shareholders to demand that their Public Shares are redeemed for cash for a pro rata share of the funds on deposit in the trust account in accordance with the articles of association of TMT.

It is possible that if a TMT shareholder exercises appraisal rights, the fair value of the TMT Ordinary Shares determined under Section 238 of the Cayman Companies Act could be more than, the same as, or less than such holder would obtain they exercised their redemption rights as described herein. TMT believes that such fair value would equal the amount that Public Shareholders would obtain if they exercise their redemption rights as described herein.

TMT shareholders need not vote against any of the Proposals at the Shareholder Meeting in order to exercise Dissent Rights. A TMT shareholder which elects to exercise Dissent Rights must do so in respect of all the TMT Ordinary Shares that person holds and will lose their right to exercise their redemption rights as described herein.

At the Effective Time, the TMT Dissenting Shares shall automatically be cancelled by virtue of the Merger, and each dissenting shareholder will thereafter cease to have any rights with respect to such shares, except the right to be paid the fair value of such shares and such other rights as are granted by the Cayman Companies Act. Notwithstanding the foregoing, if any such holder shall have failed to perfect or withdraws or shall have otherwise lost his, her or its rights under Section 238 of the Cayman Companies Act (including in the circumstances described in the immediately following paragraph) or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 238 of the Cayman Companies Act, then the right of such holder to be paid the fair value of such holder’s TMT Dissenting Shares under Section 238 of the Cayman Companies Act will cease, the shares will no longer be considered TMT Dissenting Shares and such holder’s former TMT Ordinary Shares will thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the merger consideration of Elong Class A Ordinary Shares, at one-per-one exchange ratio, without any interest thereon, with the subsequent cancellation of each TMT Ordinary Share.

Under the Business Combination Agreement, if any TMT shareholder exercises Dissent Rights, then TMT and Elong may elect for the closing be delayed in order to invoke the exemption under Section 239 of the Cayman Companies Act. Section 239 of the Cayman Companies Act states that no such dissenter rights shall be available in respect of shares of any class for which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the expiry date of the period allowed for written notice of an election to dissent, but this shall not apply if the holders thereof are required by the terms of a plan of merger pursuant to the relevant sections of the Cayman Companies Act to accept for such shares anything except, among other things, shares of any other company, or depository receipts in respect thereof, which shares or depository receipts at the effective date of the merger or consolidation, are either listed on a national securities exchange or designated as a national market system security on a recognized interdealer quotation system or held of record by more than two thousand holders. In circumstances where any exemption under Section 239 of the Cayman Companies Act is invoked, no Dissent Rights would be available to TMT shareholders, including those TMT shareholders who previously delivered a written objection to the Merger prior to the Shareholder Meeting and followed the procedures set out in Section 238 of the Cayman Companies Act in full up to such date, and such holder’s TMT Ordinary Shares will thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the merger consideration of Elong Class A Ordinary Shares, at one-per-one exchange ratio, without any interest thereon, with the subsequent cancellation of each TMT Ordinary Share. Accordingly, such shareholder of TMT may not have appraisal rights in connection with the Merger, on the basis that they will, pursuant to the Plan of Merger and upon the Merger, receive the Elong Class A Ordinary Shares in exchange for the TMT Ordinary Share, and such Elong Class A Ordinary Shares will be listed on an exchange that falls within the one of the aforesaid limitations.

Proxy Solicitation Costs

The costs and expenses of soliciting proxies from shareholders will be borne by us. Our employees, officers and directors may solicit proxies in person, by telephone or by electronic communication. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. We may engage the services of proxy solicitors to assist us in the distribution of proxy materials and the solicitation of votes, for which we will pay customary fees plus reasonable out-of-pocket expenses. In addition, we may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of our Ordinary Shares.

84

PROPOSAL 1: THE BUSINESS COMBINATION PROPOSAL

Overview

A summary of the material provisions of the Business Combination Agreement is set forth below and elsewhere in this proxy statement/prospectus. TMT urges shareholders to read this proxy statement/prospectus, including the Annexes and the other documents referred to herein, carefully and in their entirety to fully understand the proposed Business Combination and the principal terms of the Business Combination Agreement and other Transaction Documents (as defined in the Business Combination Agreement).

Business Combination Agreement

Summary of The Business Combination Agreement

A summary of the material provisions of the Business Combination Agreement is set forth below and elsewhere in this proxy statement/prospectus. TMT urges shareholders to read this proxy statement/prospectus, including the Annexes and the other documents referred to herein, carefully and in their entirety to fully understand the proposed Business Combination and the principal terms of the Business Combination Agreement and other Transaction Documents.

Structure of The Business Combination

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, in accordance with the Cayman Companies Act, as amended, Merger Sub will merge with and into the SPAC, the separate corporate existence of Merger Sub will cease, and the SPAC will be the surviving corporation and a wholly-owned subsidiary of Elong.

Business Combination Consideration

Merger Consideration

At the Effective Time, (i) each TMT Ordinary Share issued and outstanding immediately prior to the Effective Time (other than TMT Excluded Shares and TMT Dissenting Shares) will convert into one Elong Class A Ordinary Share, (ii) each TMT Right issued and outstanding immediately prior to the Effective Time will each automatically convert in accordance with its terms into 2/10 of one TMT Ordinary Share that the holder thereof would have been entitled to receive pursuant to the Rights Agreement, and then further converted into the right to receive 2/10 of one Elong Class A Ordinary Share, and (iii) each TMT Unit issued and outstanding immediately prior to the Effective Time will be automatically and mandatorily separated into its component parts and each TMT Ordinary Share and TMT Right included within such TMT Unit will thereafter be automatically converted into Elong Class A Ordinary Shares as described in this sentence.

Elong Reverse Share Split

Prior to the Closing, Elong will effectuate a reverse share split of the Elong Class A Ordinary Shares and Elong Class B Ordinary Shares, such that, immediately thereafter, Elong will have 45,000,000 Elong Ordinary Shares, consisting of 39,222,563 Elong Class A Ordinary Shares and 5,777,437 Elong Class B Ordinary Shares issued and outstanding, less the number of shares reserved for issuance upon exercise of the Elong Warrants as the same may be amended by Elong no later than one (1) business day prior to the Closing solely to reflect the exercise of the Elong Warrants pursuant to the warrant agreements. All of the Elong Class B Ordinary Shares are held by the Supporting Shareholder.

Elong Warrants

Elong currently has outstanding warrants to purchase Elong Class A Ordinary Shares (referred to as “Elong Warrants” in this proxy statement/prospectus). Some of the Elong Warrants may not be able to be exercised prior to the Closing Date as certain commercial and regulatory approvals needed in the People’s Republic of China for such holders of such Elong Warrants may not have been received. For that reason, if there are Elong Warrants outstanding one (1) business day prior to the Closing, Elong will reserve the number of Elong Class A Ordinary Shares that will be issuable pursuant to the Elong Warrants once exercised.

85

Earnout

The Supporting Shareholder has the right to receive additional contingent consideration of up to 9,000,000 Elong Class A Ordinary Shares. At the Effective Time, Earnout Shares, shall be issued and held in escrow and will be released to the Supporting Shareholder if and to the extent certain revenue-based milestones are achieved by New Elong and its subsidiaries during calendar years 2024 and 2025. In addition, the Supporting Shareholder will be entitled to receive the Earnout Shares in the event there occurs any transaction resulting in a change of control during the period of time that the Earnout Shares are held in escrow.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties by TMT and Elong. All of Elong’s representations and warranties will survive for two (2) years after the Closing Date, except those relating to tax and environmental matters which will survive for five (5) years after the Closing Date. TMT’s representations and warranties will not survive the Closing.

Covenants of the Parties

The Business Combination Agreement contains certain covenants and agreements of the parties, including, among others, covenants providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) promptly after signing, the parties to engage with certain investors to enter into subscription agreements, pursuant to which, among other things, the investors would agree to subscribe for and purchase from TMT immediately prior to the Closing of up to $15,000,000 of TMT Ordinary Shares on terms to be mutually agreed upon between TMT and Elong, (iii) Elong and TMT to furnish each other and their respective representatives reasonable access through the Closing to their properties, appropriate officers and employees, books and records, (iv) until the termination or closing of the transactions, neither party to solicit or accept offers or proposals regarding alternative transactions, (v) Elong to prepare and deliver to TMT certain of Elong’s audited and unaudited consolidated financial statements, (vi) Elong to prepare and file, as soon as possible after the signing of the Business Combination Agreement, the Registration Statement; (vii) TMT to take certain actions to obtain the requisite approval of the TMT shareholders of certain proposals regarding the Business Combination, (viii) the parties to use reasonable best efforts to consummate the Business Combination, including obtaining necessary approvals from the CSRC, (ix) Elong to adopt and approve an equity incentive plan that reserves fifteen percent (15%) of the Elong Class A Ordinary Shares outstanding immediately after the Closing, for issuance pursuant to equity awards under such plan, (x) TMT and the Sponsor to extend, in accordance with the Existing Charter and Trust Agreement, the date by which TMT must consummate a Business Combination (each, an “Extension”), and (xi) Elong to pay fifty percent (50%) or greater, as mutually agreed to by TMT and Elong, of the contributions the Sponsor is required to deposit into the trust account in connection with any Extension. In the event the Business Combination Agreement is terminated for any reason other than Elong’s breach, then the amounts paid by Elong for any Extension will be repaid in the event TMT completes another initial business combination, or from funds outside the trust account, if any, in the event TMT is dissolved and wound up.

PIPE Financing

Elong has entered into subscription agreements with the PIPE Investors for the purchase of $7,000,000 in Elong Class A Ordinary Shares at a price of $10.00 per share in the PIPE Financing, to be consummated concurrently with the Closing. At the Closing, each PIPE Investor will also enter into the Registration Rights Agreement. Under the subscription agreements, Elong may not issue Elong Ordinary Shares or securities exercisable for, or exchangeable or convertible into Elong Ordinary Shares, for one year after the Closing (subject to certain limited exceptions), without the consent of each PIPE Investor who still holds 20% of the shares originally purchased by it. In addition, in order to induce the PIPE Investors to sign the subscription agreements, the Supporting Shareholder agreed to transfer additional shares to the PIPE Investors after the Closing, so that their effective purchase price per share would be equal to 85% of the then-current market price of the Elong Class A Ordinary Shares on the date the shares are registered for resale or eligible to be sold pursuant to Rule 144 (or on the first anniversary of the Closing, if earlier), but in any event not less than $2.50. None of TMT’s sponsors, directors, officers of their affiliates will be investors in the PIPE.

Registration Statement and Proxy Statement

The parties made customary covenants regarding the Elong Registration Statement, including a covenant to file the Registration Statement in connection with the registration under the Securities Act of the Elong Ordinary Shares to be issued under the Business Combination Agreement to the TMT shareholders. The Registration Statement is required to contain TMT’s proxy statement to solicit proxies from TMT shareholders to approve, among other things, the Condition Precedent Proposals and such other matters as Elong and TMT may mutually determine to be necessary or appropriate in order to effect the Merger and the other transactions contemplated by the Business Combination Agreement. Accordingly, this document serves as a prospectus of Elong and as a proxy statement for TMT. The parties agreed to separately file this document with the SEC as a Proxy Statement on Schedule 14A.

86

Directors and Officers of New Elong

The Business Combination Agreement contemplates that the individuals listed on Schedule 1.8(a) thereto be nominated and elected as directors of New Elong with effect from the Effective Time. At the Effective Time, the New Elong board of directors shall consist of five (5) directors, three (3) of whom shall be designated by Elong, and of such three (3) at least one (1) of which shall meet the independent director requirements under NASDAQ rules, and two (2) of whom shall be chosen by the Sponsor, both of which shall meet the independent director requirements under NASDAQ rules. The officers of the Elong as of immediately prior to the Effective Time shall continue as the officers of New Elong.

Conditions to Closing

The Business Combination Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related matters by the respective shareholders of TMT and Elong, (ii) effectiveness of the Registration Statement, (iii) that after redemption of all TMT Ordinary Shares submitted for redemption by TMT’s shareholders, TMT’s net tangible assets shall be no less than $5,000,001 upon Closing, although, as described elsewhere, the parties are seeking approval of the holders of TMT Ordinary Shares at the extraordinary general meeting to remove the corresponding requirement from TMT’s M&A and expect to waive this condition to Closing, (iv) that there has been no “Material Adverse Effect” on either Elong or TMT since the date of the Business Combination Agreement, (v) that the Company has completed the filing process with the CSRC for approval of the Merger pursuant to the Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies, (vi) the absence of certain injunctions and (vii) that the listing of the Elong Class A Ordinary Shares shall have been approved by NASDAQ.

Indemnification

The Supporting Shareholder will indemnify New Elong for any indemnification claims brought in relation to Elong’s representations and warranties pursuant to the Business Combination Agreement. In addition, New Elong has the right, for two (2) years after the Closing Date, to make indemnification claims with respect to certain specified pending litigations. This indemnification will be capped at 300,000 Elong Class B Ordinary Shares and subject to a tipping basket of $2,250,000. Such shares will be escrowed for up to two (2) years and valued at the time of any indemnification payment(s). Fifty percent (50%) of the escrowed shares will be released one (1) year after Closing and the remainder will be released at the end of the two (2)-year period (minus any amounts paid out for claims). After the initial two (2)-year period, the indemnity obligation will remain limited to value of the escrowed shares (even though they will have been released), but the indemnification obligation will continue for a further three (3) years for tax and environmental matters. Additionally, the Supporting Shareholder has the option to satisfy its indemnification obligations by paying the cash value of the shares rather than the delivery of any of the escrowed shares.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including (i) by the mutual written consent of Elong and TMT, (ii) by Elong or TMT, if the Closing shall not have occurred on or before June 30, 2024, (iii) by Elong or TMT if the other party breaches certain representations, warranties, or covenants, as specified in the Business Combination Agreement, and that breach is unable to be cured, or is not cured, within thirty (30) days, or (iv) by Elong or TMT, if Elong shareholder approval is not obtained or TMT shareholder approval is not obtained. The Business Combination Agreement does not provide for a termination fee in any instance.

Governing Law

The Business Combination Agreement, and all claims or causes of action based upon, arising out of, or related to the Business Combination Agreement are governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

Related Agreements – Transaction Documents

Sponsor Support Agreement

On February 29, 2024, in connection with the execution of the Business Combination Agreement, the Sponsor entered into the Sponsor Support Agreement with the Elong and TMT, pursuant to which, among other things, the Sponsor agreed to vote any of the TMT securities held by it to approve the Business Combination and the other TMT shareholder matters required pursuant to the Business Combination Agreement, and not to seek redemption of any of its TMT securities in connection with the consummation of the Business Combination.

87

Shareholder Voting Agreement

On February 29, 2024, in connection with the execution of the Business Combination Agreement, the Supporting Shareholder entered into the Shareholder Voting Agreement with Elong and TMT, pursuant to which, among other things, it pledged to support the transaction and vote all its shares for the transaction.

Form of Lock-up Agreement

The Business Combination Agreement contemplates that, at or prior to the Closing, the Sponsor and the Elong shareholders will enter into the Lock-up Agreement, pursuant to which, subject to certain exceptions, no shares of Elong Class A Ordinary Shares may be transferred until the date that is six (6) months after the Closing; provided that these restrictions can be lifted early if (a) the price of the shares equals or exceeds twelve U.S. Dollars ($12.00) per share for any twenty (20) trading days within any thirty (30)-day trading period commencing at least one hundred and fifty (150) days after the Closing Date, or (b) Elong completes a subsequent transaction that results in all shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Form of Employment Agreement

The Business Combination Agreement contemplates that, at or prior to the Closing, the Company and each of Ms. Xiaodan Liu and Ms. Luyi Wang will enter into an Employment Agreement.

Registration Rights Agreement

The Business Combination Agreement contemplates that, at or prior to the Closing, the Sponsor and certain Elong shareholders (including the holders of Warrant Shares) will enter into a Registration Rights Agreement with Elong, in a form agreed to by the parties the Business Combination Agreement, provided that such agreement will have customary terms and conditions including at least three (3) sets of demand registration rights and piggyback rights. In addition, prior to the Closing, in connection with the entry into the Registration Rights Agreements, TMT shall cause to be terminated all existing registration rights agreements entered into between the TMT and any other party, including the Sponsor. No parties to any such terminated registration rights agreements shall have any further rights or obligations thereunder.

Interests of TMT’s Directors and Officers in the Business Combination

When you consider the recommendation of the TMT Board in favor of approval of the Business Combination Proposal, you should keep in mind that the initial shareholders, including TMT’s directors and executive officers, have interests in such proposal that are different from, or in addition to, those of TMT shareholders generally. These interests include, among other things, the interests listed below:

●	Prior to TMT’s initial public offering, the Sponsor acquired 1,500,000 TMT Ordinary Shares, at an effective aggregate purchase price of $25,000, or approximately $0.017 per share. Subsequently, the Sponsor transferred 153,000 Founder Shares to a business partner. In addition, in the TMT Private Placement consummated concurrently with TMT’s IPO, the Sponsor purchased 370,000 Units at a price of $10.00 per unit, for an aggregate purchase price of $3,700,000.

○	The Founder Shares and the TMT Units purchased in the TMT Private Placement have a market value of $16,665,000 and $4,151,400, respectively, based on the closing price of the TMT Ordinary Shares and TMT Units on the Nasdaq Global Market on August 30, 2024. If TMT does not consummate the Business Combination or another business combination by December 30, 2024, it would cease all operations except for the purpose of winding up, redeeming all of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and the TMT Board, dissolving and liquidating, subject in each case to its obligations under the Cayman Islands Companies Act to provide for the claims of creditors and the requirements of other applicable law. In such event, the 1,500,000 Founder Shares owned by the Sponsor and certain other Insiders would be worthless because following the redemption of the Public Shares, TMT would likely have few, if any, net assets and because the Sponsor and the other Insiders have agreed to waive their respective rights to liquidating dissolutions from the trust account in respect of any TMT Ordinary Shares, TMT Rights or TMT Units held by them, as applicable, if TMT fails to complete a business combination within the required period. Additionally, in such an event, the 370,000 TMT Units purchased by the Sponsor in the TMT Private Placement will also expire worthless.

88

○	Because the Sponsor and the other Insiders purchased the Founder Shares for $0.017 per share, they may receive a positive return on their Founder Shares, even if Public Shareholders experience a negative return on their investment after consummation of the Business Combination.

Certain of the Insiders, including Mr. Zhang and Ms. Li, also have a direct or indirect economic interest, through their ownership interest in the Sponsor, in the Founder Shares and in the TMT Units purchased in the TMT Private Placement.

●	The Sponsor, TMT’s officers and directors, or their affiliates, may from time to time, prior to or in connection with the initial business combination, make loans to TMT for working capital purposes and may advance funds to TMT in connection with the extension of the date by which TMT must consummate an initial business combination. Any such loans or advances will be represented by promissory notes. If the Business Combination (or another initial business combination) is completed, the promissory notes may be repaid or up to $1,800,000 of the promissory notes may be convertible into TMT Units at a price of $10.00 per unit at the option of the lender. If TMT does not complete its initial business combination within the required period, it may use a portion of its working capital held outside the trust account to repay such advances and any other working capital advances made to TMT, but no proceeds held in the trust account would be used to repay such advances and any other working capital advances made to TMT. The letter agreement with the Sponsor and the other Insiders contains a provision pursuant to which such persons have agreed to waive their right to be repaid for such loans out of the funds held in the trust account in the event that TMT does not complete a business combination. Accordingly, if TMT does not complete a business combination, TMT does not expect to repay any amounts outstanding under the above promissory notes. As of the date of this proxy statement/prospectus, no such promissory notes are outstanding.

●	TMT’s executive officers and directors, or any of their respective affiliates, including the Sponsor and other entities affiliated with TMT and the Sponsor, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on TMT’s behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations (including the Business Combination).

●	In the event that TMT fails to consummate a business combination within the prescribed time frame (pursuant to TMT’s Charter), TMT will be required to provide for payment of claims of creditors that were not waived that may be brought against TMT within the ten (10) years following such liquidation. In order to protect the amounts held in TMT’s trust account, the Sponsor has agreed, subject to certain exceptions, that it will be liable to TMT if and to the extent any claims by a third party (other than TMT’s independent auditors) for services rendered or products sold to TMT, or a prospective target business with which TMT has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.10 per Public Share and (ii) such lesser amount per Public Share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act.

●	Pursuant to the Registration Rights Agreement, the Sponsor and certain Elong shareholders (including the holders of Warrant Shares) will have customary registration rights, including three (3) sets of demand rights and piggy-back rights, with respect to the shares of Elong Class A Ordinary Shares held by such parties following the consummation of the Business Combination. See “Certain Relationships and Related Person Transactions — TMT.”

●	TMT’s existing directors and officers will be eligible for continued indemnification and continued coverage under a directors’ and officers’ liability tail insurance after the Business Combination, which would not be the case if TMT was unable to consummate an initial business combination.

If TMT is unable to complete the Business Combination or another initial business combination within the required time period, the aggregate dollar amount that the Sponsor, the other Insiders and their respective affiliates, including Mr. Zhang and Ms. Li, have at risk that depends on completion of the Business Combination or another initial business combination is $20,866,400, comprised of (i) $20,816,400 in aggregate market value of the Founder Shares and TMT Units (based on the closing price of the TMT Ordinary Shares and TMT Units on the Nasdaq Global Market on August 30, 2024), and (ii) $50,000 of unpaid expenses incurred by the Sponsor and TMT’s officers and directors and their affiliates in connection with the administrative services agreement as of August 30, 2024.

The existence of financial and personal interests of one or more of TMT’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of TMT and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals.

89

Background of the Business Combination

TMT Acquisition Corp is a Cayman Islands exempted company incorporated on July 6, 2021, as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

While TMT may pursue a business combination with a private or public target in any business, industry or geographic location, we have focused on opportunities to capitalize on the networks and experience of our management team in Asia to identify, acquire and operate a business in that geographic region. The Business Combination is the result of an active search for such a target utilizing the network and the investing and transaction experience of TMT’s management team and the TMT Board. The terms of the Business Combination Agreement are the result of arm’s-length negotiations between representatives of Elong and TMT.

In conducting a search for a potential business combination, TMT’s primary acquisition criteria included:

●	Strong management team that could create significant value for target business - TMT sought to identify companies with strong and experienced management teams that would complement the operating and investment abilities of TMT’s management team. TMT believes it can provide a platform for the existing Elong management team to leverage the experience of TMT’s management team. TMT also believes that the operating expertise of its management team is well suited to complement the target’s management team.

●	Revenue and Earnings Growth Potential - TMT sought to acquire one or more businesses that had the potential for significant revenue and earnings growth through a combination of both existing and new product development, increased production capacity, expense reduction and synergistic follow-on acquisitions resulting in increased operating leverage.

●	Potential for Strong Free Cash Flow Generation - TMT sought to acquire one or more businesses that had the potential to generate strong, stable and increasing free cash flow, particularly businesses with predictable revenue streams and definable low working capital and capital expenditure requirements.

●	Benefit from Being a Public Company - TMT sought to acquire a business or businesses that would benefit from being publicly traded and which could effectively utilize access to broader sources of capital and a public profile that were associated with being a publicly traded company.

The following is a brief discussion of the background of TMT’s transaction with Elong, the Business Combination Agreement, and the Business Combination. It does not purport to catalog every conversation and correspondence among representatives of TMT, Elong, and their respective advisors.

●	TMT consummated its IPO on March 30, 2023. Prior to the consummation of the IPO, neither TMT, nor anyone on its behalf, contacted or was contacted by any prospective target business or had any substantive discussions, formal or otherwise, with respect to a business combination or similar transaction with TMT.

●	Promptly following the IPO, TMT’s management team commenced an active search for potential business combination targets. TMT’s initial target exploration focused on certain targets with whom TMT’s directors and management, or Sponsor, were already familiar through their networks and investment activities, and which could satisfy some or all the key criteria for a business combination target described in the acquisition criteria above. As the initial exploration progressed, the list of potential business combination partners was refined to exclude potential partners which did not meet all or most of the key criteria described in the acquisition criteria above, or which TMT’s management believed were unlikely to consider a business combination with TMT. The list of potential business combination partners was also expanded to include potential partners introduced to TMT by third-party investors, investment banks, private equity firms, consulting firms, legal and accounting firms and inbound inquiries. TMT had no industry preference, but primarily focused their search on the Asian geographic market.

90

●	Prior to the execution of the non-binding letter of intent (“LOI”) with Elong in May 2023, representatives of TMT contacted, and were contacted by, a number of individuals and entities with respect to business combination opportunities and engaged in discussions with several possible target businesses regarding potential transactions. During that period, TMT reviewed seventeen (17) targets in its search, six (6) of which were eliminated prior to conducting substantive due diligence, three (3) of which chose alternative financing other than a merger with SPAC and ultimately engaged in detailed discussions with, and reviewed detailed financial information of, eight (8) potential combination targets. Non-disclosure agreements were signed with eight (8) such potential combination targets, the terms of each of which were customary and did not contain standstill obligations. Other than Elong, TMT entered into a non-binding letter of intent and non-exclusive negotiations with one other potential partner (“Candidate A”).

●	Candidate A was an energy technology company driven by system platform, artificial intelligence, and blockchain DID (digital ID) ecosystem standards. The ultimate goal of Candidate A is to implement energy data, carbon credit, and other data monetization models to realize medium-to-long-term, high-profit-margin, compound, and scalable revenue. While Candidate A appeared to be an attractive target over the long term, TMT learned during a call with Candidate A’s Chairman that Candidate A preferred to raise additional capital prior to a merger with TMT. TMT’s initial reaction was supportive of Candidate A’s intention to seek growth capital as long as the timeline of the contemplated capital raise would not lead to a substantial delay to the merger with TMT. However, there was no timeline provided to TMT as to when the fundraising would close. Therefore, given TMT’s requirement to consummate a business combination within a set period of time, TMT decided not to extend the LOI with Candidate A upon its expiration.

●	Ultimately, without foreclosing the possibility of a future business combination involving the other potential targets, TMT decided to engage in discussions with the potential targets other than Elong in a less active fashion, because (i) such other potential targets pursued an alternative transaction or strategy, (ii) TMT did not meet such potential targets’ valuation expectations and/or (iii) TMT determined that the targets would not be a suitable business combination partner for TMT based on, among other factors, further due diligence indicating that the targets’ business did not meet TMT’s acquisition criteria or the terms on which the potential targets would be willing to consider a potential business combination transaction would not have been advantageous to TMT and its shareholders and/or (iv) TMT concluded that a business combination transaction with Elong aligned with TMT’s acquisition criteria and, among other things, Elong was receptive to a valuation and consideration structure that would be advantageous to TMT and its shareholders.

●	TMT was made aware of Elong through an introduction made by Ever Talent Consultants Limited, an entity within the Sponsors’ network, in May 2023. On April 21, 2023, TMT signed an engagement letter with Ever Talent Consultants Limited, pursuant to which Ever Talent Consultants Limited is entitled to receive 900,000 Elong Class A Ordinary Shares upon the closing of the Business Combination. Elong is a Cayman Islands exempted company that, through its operating subsidiaries, is committed to the research and development, manufacturing, sales and service of high-power lithium-ion batteries for electric vehicles and construction machinery, as well as large-capacity, long-cycle lithium-ion batteries for energy storage systems via its operating subsidiaries. Elong is led by Ms. Xiaodan Liu, Elong’s Chairwoman and CEO.

●	On May 16, 2023, TMT’s management team, including CEO, Dr. Dajiang Guo, and CFO, Dr. Jichuan Yang, had an introductory videoconference meeting with Elong’s management team, including CEO, Ms. Xiaodan Liu, and Executive Director, Mr. Zhijiang Chen, in which they discussed Elong’s business operations and the possibility of Elong being the potential business combination target.

●	Also on May 16, 2023, Elong’s management team had an introductory videoconference meeting with UHY to discuss the potential hiring of UHY during which the attendees discussed the anticipated audit timeline and process.

●	On May 18, 2023, TMT and Elong executed an NDA to facilitate further discussion.

●	On May 19, 2023, TMT received the financial statements for the years ended December 31, 2021 and 2022 prepared by Elong’s management team.

●	On May 23, 2023, TMT discussed the financial statements as well as other due diligence questions with Elong’s CEO and Executive Director, who responded to TMT’s questions. During the latter part of the call, TMT and Elong discussed the key proposed terms of the LOI.

●	On May 30, 2023, TMT provided a non-binding LOI for a business combination with TMT and discussed the proposed terms in the LOI with Elong’s CEO and Executive Director on the same day. The key change of terms from the May 23, 2023 conversation related to the exclusivity provision. Originally, both parties were bound by exclusivity. However, given that it may have taken a significant amount of time for Elong to complete its PCAOB audits, TMT wanted to preserve the flexibility to pursue other potential targets in the event of a significant in Elong’s PCAOB audit completion. Therefore, the exclusivity provision in the final signed non-binding LOI only applied to Elong.

91

●	On May 31, 2023, Elong provided its signed LOI and TMT countersigned.

●	Also on May 31, 2023, TMT sent a due diligence list to Elong. Elong provided responses to the due diligence list and to TMT’s US and PRC legal counsels’ requests in multiple rounds until the signing of the Business Combination Agreement.

●	In July 2023, Elong engaged UHY as their auditor and started the audit process.

●	On October 6, 2023, TMT engaged CLG to provide legal counsel in relation to the potential business combination.

●	Also on October 6, 2023, TMT organized a kick-off call via videoconference between TMT and Elong’s management and their respective advisors. TMT was represented by CLG and Elong was represented by GM. UHY teams were also on the call in their capacities as independent auditors to provide an update on the status of the audit. The parties discussed the proposed transaction, including the timeline, various workstreams such as the drafting of the Original Business Combination Agreement, registration statement/proxy statement on Form S-4 and the compilation of the pro forma and audited financials.

●	On October 12, 2023, a follow-up due diligence request list was sent by CLG to Elong and GM. Due diligence discussions continued between the parties, primarily throughout the early and middle stages of the drafting of the agreements and negotiations.

●	On October 13, 2023, TMT organized a call via videoconference between TMT and Elong’s management and their respective advisors. The call focused on the drafting progress of the definitive agreement, transaction structure and Elong’s restructuring progress. All parties also discussed the overall Original Business Combination Agreement signing and related Form 8-K filing timeline.

●	On October 20, 2023, TMT organized a call via videoconference between TMT and Elong’s management and their advisors. TMT was represented by CLG and Elong was represented by GM and Han Kun. UHY teams were also on the call in their capacities as independent auditors to provide an update on the status of the audit. The call focused on the drafting progress of the Original Business Combination Agreement. The parties agreed to hold a weekly videoconference among the same group of participants to discuss and negotiate the transaction and Original Business Combination Agreement and keep track of the details and progress of the due diligence and audit workstreams. Unless otherwise noted below, each weekly call included the same group of participants.

●	On both October 27, 2023 and November 3, 2023, the weekly all parties’ video conference call focused on discussions regarding progress of due diligence, drafting status of the Original Business Combination Agreement and related negotiations.

●	Also on November 3, 2023, the initial draft of the Original Business Combination Agreement was sent by CLG to Elong and its counsel, after which negotiations commenced.

●	On November 9, 2023, the weekly all parties’ video conference call focused on the drafting process of the Original Business Combination Agreement and due diligence process. Discussion also encompassed financial and accounting matters, alongside an assortment of miscellaneous topics.

●	On November 13, 2023, TMT organized an all-hands call prior to the regular weekly call to discuss the progress of the merger agreement. The call focused on the status of the Original Business Combination Agreement and Elong’s audit progress.

●	On November 15, 2023, TMT engaged Newbridge to perform a valuation and analysis and evaluate the fairness of the proposed transactions.

●	Also on November 15, 2023, a revised draft of the Original Business Combination Agreement was circulated by GM. The major issues raised related to the indemnification and escrow provisions and to the ODI holders needing regulatory consents to exercise warrants.

●	On November 16, 2023, the weekly all parties’ video conference call focused on the negotiations of the Original Business Combination Agreement and the timing of when various supporting transaction documents would be prepared. Discussion also encompassed financial and accounting matters, alongside an assortment of Elong’s restructuring progress and other topics. TMT also indicated that they are currently in discussions with Newbridge regarding Elong’s valuation and the Original Newbridge Opinion.

92

●	On November 17, 2023, CLG circulated drafts of several supporting transaction documents including drafts of the Original Sponsor Support Agreement, the Original Shareholder Voting Agreement and the Forms of Employment and Lock-up Agreements.

●	On November 19, 2023, GM circulated revised drafts of the Original Sponsor Support Agreement, Original Shareholder Voting Agreement and the Forms of Employment and Lock-up Agreements to CLG.

●	On November 20, 2023, TMT organized an all-hands call prior to the regular weekly call with the same parties to further discuss the negotiation of the Original Business Combination Agreement. All parties also discussed the overall Original Business Combination Agreement signing and 8K filing timeline.

●	Also on November 20, 2023, CLG circulated a revised draft of the Original Business Combination Agreement that included a new requirement to issue a second class of TMT shares (Class B).

●	On November 21, 2023, CLG circulated revised drafts of the Original Shareholder Voting Agreement and the Form of Lock-up Agreement.

●	On November 22, 2023, the weekly all parties’ video conference call focused on the negotiation of the Original Business Combination Agreement and other transaction documents. All parties agreed to a preliminary schedule to execute the Original Business Combination Agreement on December 1, 2023.

●	Also on November 22, 2023, CLG circulated revised drafts of the Original Sponsor Support Agreement and Form of Employment Agreement.

●	Again, also on November 22, 2023, Newbridge had a call with Elong’s management, represented by its CEO, Ms. Xiaodan Liu, and Executive Director, Mr. Zhijiang Chen, to discuss Elong’s business model, projected financial performance and growth expansion plan.

●	On November 23, 2023, GM circulated a revised draft of the Original Sponsor Support Agreement and Form of Employment Agreement.

●	On November 24, 2023, GM circulated a revised draft of the Original Shareholder Voting Agreement.

●	On November 25, 2023, GM circulated a revised draft of the Original Business Combination Agreement with modified indemnification and survival provisions and providing for the ODI warrants to remain outstanding.

●	On November 28, 2023, the all parties’ video conference focused on the timeline of the signing of the Original Business Combination Agreement and other transaction documents. All parties also discussed the proposed schedule to issue the press release and file the 8-K with the SEC.

●	From November 28 through November 30, 2023, multiple drafts of and edits to the Original Business Combination Agreement and the Original Transaction Documents were traded between the parties, final negotiations were undertaken and the Original Business Combination Agreement and the Original Transaction Documents were largely finalized.

●	On November 30, 2023, the TMT Board, other than Mr. Kenan Gong, who was unavailable due to a prior commitment, met virtually to discuss and evaluate the proposed transaction, with representatives of TMT management, Newbridge and CLG participating. A representative of CLG provided an update on the material terms of the Original Business Combination Agreement and other Original Transaction Documents and discussed the transaction’s structure. Newbridge presented the draft Newbridge Opinion and explained the factors underlying its conclusion that the proposed Merger Consideration, was fair, from a financial point of view, to the TMT Shareholders.

●	Also on November 30, 2023, the TMT Board, other than Mr. Kenan Gong, who was unavailable due to a prior commitment, met virtually with Elong’s management team to discuss and evaluate the business operations.

●	Again, also on November 30, 2023, the TMT Board unanimously approved the business combination and the related transactions and agreements.

●	On December 1, 2023, Newbridge delivered the Newbridge Opinion to the TMT Board.

93

●	On December 1, 2023, TMT, TMT Merger Sub Inc., and Elong executed the Original Business Combination Agreement. Concurrently with the execution of the Original Business Combination Agreement, (i) TMT, the Sponsor and Elong executed the Original Sponsor Support Agreement and (ii) TMT, Elong and the Supporting Shareholder executed the Original Shareholder Voting Agreement.

●	On the morning of December 4, 2023, before the stock market opened, TMT and Elong each issued a press release announcing the execution of the Original Business Combination Agreement, and TMT filed its press release with a Current Report on Form 8-K along with copies of the Original Business Combination Agreement and other Original Transaction Documents.

●	On December 7, 2023, the weekly all parties’ call focused on the desire to implement a revised business combination structure and subsequently amend and restate the Original Business Combination Agreement and related documents.

●	From December 21, 2023, through mid-January 2024, TMT, Elong and their advisors discussed the means by which to amend the transaction structure and effect a business combination in a tax-efficient manner that would be beneficial to both main transacting parties.

●	On January 16, 2024, GM circulated a draft of the Business Combination Agreement. Among other things, the new transaction structure required Elong to file an F-4 registration statement as it was now registering its ordinary shares, rather TMT registering shares of the combined company post-Closing.

●	On January 19, 2024, GM circulated a draft of the shell of the F-4 registration statement including the shell of the TMT proxy / prospectus. After circulation and until March 15, 2024, TMT, Elong and their respective advisors provided discrete sections for incorporation into the shell, which sections, and subsequently the document as a whole, were reviewed and revised by the providing party as well as other parties.

●	From January 21 to February 24, 2024 the parties continued to have weekly videoconference calls and worked to exchange and then finalize drafts of an amended and restated definitive agreement, with conforming changes made to the Original Sponsor Support Agreement, Original Shareholder Support Agreement as well as the Company Registration Statement and the TMT proxy / prospectus drafts. The main discussions about and primary changes to the deal documents were to account for the change of structure and merger mechanics and included: (i) updating a party to the agreement; (ii) accounting for a Elong Reverse Share Split; (iii) providing registration rights for the Sponsor and other Elong shareholders; (iv) incorporating newly-applicable Cayman law merger requirements; and (v) changing the party that lists its shares on Nasdaq and thus files a registration statement.

●	Between February 24 and 25, 2024, the TMT Board was provided supplemental material regarding the revised transaction structure and amended and restated deal documents so it could evaluate the proposed revised transaction. The supplemental material included: (i) the draft Newbridge Opinion, which reiterates that the factors underlying Newbridge’s conclusion that the proposed Merger Consideration, is fair, from a financial point of view, to the TMT Shareholders; and (ii) the substantively final draft of the Business Combination Agreement along with its schedules and exhibits.

●	On February 25, 2024, Newbridge delivered the Newbridge Opinion to the TMT Board.

●	On February 27, 2024, the TMT Board unanimously approved the Business Combination and the Business Combination Agreement along with its schedules and exhibits. On February 29, 2024, TMT, Merger Sub, and Elong executed the Business Combination Agreement. Concurrently with the execution of the Business Combination Agreement, (i) TMT, the Sponsor and Elong executed the Sponsor Support Agreement and (ii) TMT, Elong and the Supporting Shareholder executed the Shareholder Voting Agreement.

●	Also on February 27, 2024, TMT issued a convertible promissory note to Elong with a principal amount of $200,000 in order to finance its transaction costs in relation to its initial business combination. The promissory note bears no interest and is repayable in full upon consummation of an initial business combination. Elong may, at its election, convert the promissory note, in whole or in part, into TMT Units, provided that written notice of such intention is given to TMT at least two (2) business days prior to the consummation of the initial business combination.

●	Also on February 29, 2024, TMT filed a Current Report on Form 8-K along with copies of the Business Combination Agreement and other Transaction Documents.

●	On March 4, 2024, TMT filed a definitive proxy statement with the SEC for an extraordinary general meeting of TMT shareholders to be held on March 19, 2024. This extraordinary general meeting is being held for the purposes of voting upon amendments to TMT’s M&A to modify the terms under which TMT can extend the time to complete an initial business combination, including terms related to contributions required to obtain an extension of the amount of time TMT has to complete an initial business combination.

94

Going forward, the parties expect to continue regular discussions in connection with, and to facilitate, the closing of the Business Combination.

TMT Board’s Reasons for the Business Combination

On November 30, 2023, the TMT Board (i) determined that the Business Combination was advisable to and in the best interests of TMT and its shareholders, (ii) unanimously approved the Business Combination Agreement and the transactions contemplated thereby (including the Business Combination), and (iii) recommended that TMT shareholders approve the Business Combination Agreement and the transactions contemplated thereby (including the Business Combination).

Before reaching its decision, the TMT Board considered the results of the due diligence conducted by its management and advisors. The TMT Board retained Newbridge to provide a valuation and analysis and evaluate the fairness of the potential Business Combination. Newbridge rendered its draft opinion to the TMT Board (which was subsequently confirmed by the delivery of the Newbridge Opinion) as to the fairness, from a financial point of view, to TMT of the aggregate merger consideration to be issued and paid pursuant to the Business Combination Agreement prior to its amendment and restatement. TMT’s management believes that the aggregate merger consideration payable to the Elong shareholders under the Original Business Combination Agreement is commensurate with the valuation of Elong implied by the Business Combination Agreement.

In reaching its decision that the Business Combination and the transactions contemplated thereby are fair to, and in the best interest of, TMT and its shareholders, the TMT Board considered a range of factors, including but not limited to, the factors discussed below:

●	Size of the Potential Market. According to the research by McKinsey, battery demand is growing rapidly for the electric vehicle (EV) market with an expected demand to grow by around 30%, nearing 4,500 GWh globally by 2030, which creates a favorable addressable market for Elong’s products and business.

●	Meetings and Calls with Elong’s Management Team. TMT’s management and advisors conducted significant due diligence investigations of the Elong Business, including: meetings and calls with Elong’s management regarding Elong’s business model, operations and forecasts; commercial, financial, tax, accounting, and legal due diligence, and conducting discussions with the management of Elong and TMT’s financial, tax, accounting, technology and legal advisors concerning such due diligence investigations.

●	Industry and Market Research. TMT’s industry research included interviews with certain industry experts and executives to inform on factors affecting EV battery companies, including pricing curves, adoption curves and differentiation against other products.

●	Legal and Commercial Review. This review included a review of Elong’s material contracts and other documentation, including but not limited to those relating to regulatory compliance and communications, human resources, and other legal matters.

●	Intellectual Property Review. This included a review of Elong’s intellectual property rights, including but not limited to their current patent portfolio status, and their patent strategy.

●	Operational Due Diligence. This included a review of Elong’s key access and distribution channels, sales team, manufacturing, supply chain, insurance, information technology, and corporate services.

●	Financial, Tax, and Public Company Readiness Due Diligence. This included a review of Elong’s financial statements and internal reports and projections provided by Elong’s management.

●	Review of Comparable Transactions. This included reviewing other companies in the EV battery space.

The TMT Board considered a variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, the TMT Board, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of the TMT Board may have given different weight to different factors.

95

In considering the Business Combination, the TMT Board considered the following positive factors, although not weighted or in any order of significance:

●	Public Company Readiness. The TMT Board’s belief that Elong is well positioned to be a public company in terms of scale and size, and a company that public equity market investors will understand and value.

●	Experienced Management Team. Following the completion of the Business Combination, New Elong will be led by substantially the same proven, diverse, and experienced management team of Elong, with whom the TMT management had the opportunity to engage and evaluate during its due diligence review. The New Elong Board will include Xiaodan Liu, the current Chief Executive Officer and Chairman of the Board of Elong. Jingdong Qu will join the management team as of the Closing as the Executive Director of the Company.

●	Potential for Increase in Shareholder Value. The TMT Board’s determination that if Elong is able to meet its financial forecasts, then TMT Shareholders will have acquired their shares in New Elong at an attractive valuation, which would increase shareholder value.

●	Other Alternatives. After a review of other initial business combination opportunities reasonably available to TMT, the TMT Board believes that the proposed Business Combination represents the best potential business combination for TMT and the most attractive opportunity for TMT shareholders based upon the process utilized to evaluate and assess other potential acquisition targets.

●	Negotiated Transaction. The terms and conditions of the Business Combination Agreement and the related agreements and the transactions contemplated thereby, each party’s representations, warranties and covenants, the conditions to each party’s obligation to consummate the Business Combination and the termination provisions, as well as the strong commitment by TMT and Elong to complete the Business Combination. The TMT Board also considered the financial and other terms of the Business Combination Agreement and the Business Combination and the fact that such terms and conditions are, in their view, reasonable and were the product of arm’s-length negotiations among TMT and Elong.

●	Fairness Opinion. The TMT Board considered Newbridge’s fairness opinion, in which Newbridge opined that the Business Combination is “fair” to the TMT Shareholders from a financial perspective.

In the course of its deliberations, in addition to the various other risks associated with the business of Elong as described in the section titled “Risk Factors,” the TMT Board also considered a variety of uncertainties, risks and other potentially negative factors relevant to the Business Combination, including the following:

●	General Economic Conditions. Macroeconomic uncertainty, including with respect to global and national supply chains, and the effects they could have on Elong’s revenues and financial performance.

●	Inability to Achieve Targets. The risk that Elong may not be able to execute on its business plan and realize the financial performance as set forth in the financial forecasts presented to management of TMT and the TMT Board.

●	Industry Risk on Reputation. Elong’s brand and reputation are critical to its success, and any publicity, regardless of accuracy, that portrays Elong negatively could adversely impact operating results.

●	Risks that the Transaction Cannot be Completed. The risks and costs to TMT if the Business Combination is not completed, including the risk of diverting management focus and resources from other initial business combination opportunities, which could result in TMT being unable to effect a business combination within the completion window, which would require TMT to liquidate.

●	Shareholder Approval Risk. The risk that TMT Shareholders may object to and challenge the Business Combination and take action that may prevent or delay the Closing, including by voting against the Business Combination Proposal at the extraordinary meeting or redeeming their TMT Ordinary Shares.

●	Costs and Expenses. The fact that the fees and expenses associated with completing the Business Combination for both parties will be significant.

96

●	Litigation Risk. The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

●	Redemption Risk. The potential that a significant number of TMT shareholders elect to redeem their TMT Ordinary Shares prior to the consummation of the Business Combination and pursuant to TMT’s M&A, which would potentially make the Business Combination more difficult or impossible to complete and/or reduce the amount of cash available to New Elong following the Closing.

●	Public Company Risk. As Elong has not previously been a public company, Elong may not have all the different types of employees necessary for it to timely and accurately prepare reports for filing with the SEC. There is a risk that Elong will not be able to hire the right people to fill in these gaps by the time of the Closing or that additional issues could arise after the Closing due to its failure to have hired these people in advance of Closing.

●	Benefits may not be Achieved. The risk that the potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe.

In addition, Elong is subject to a number of risks common to companies in the high-power battery industry including, but not limited to:

●	market acceptance of electric vehicles and demand for battery systems for such vehicles;

●	litigation involving product liabilities;

●	changing customer preferences;

●	development of alternative technologies;

●	dependence on key personnel;

●	dependence on key suppliers and strategic partners;

●	Elong’s ability to obtain additional financing; and

●	Elong’s compliance with governmental and other regulations.

Based on its review of the foregoing considerations, the TMT Board concluded that these risks could be managed or mitigated by Elong or were unlikely to have a material impact on the Business Combination or TMT, and that, overall, the potentially negative factors associated with the Business Combination were outweighed by the potential benefits that it expects that TMT shareholders will receive as a result of the Business Combination. The TMT Board realized that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons.

The preceding discussion of the information and factors considered by the TMT Board is not intended to be exhaustive but includes the material factors considered by the TMT Board.

Opinion of Newbridge, Fairness Opinion Provider

TMT retained Newbridge to act as its financial advisor in connection with the Business Combination. Newbridge, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. TMT selected Newbridge to act as its financial advisor in connection with the Business Combination on the basis of Newbridge’s experience in similar transactions and its reputation in the investment community.

On November 30, 2023, at a meeting of the TMT Board held to evaluate the business combination and substantively final drafts of the Original Business Combination Agreement and related transaction documents, Newbridge delivered an oral opinion to the TMT Board, which was confirmed by delivery of a written opinion (the “Original Newbridge Opinion”), dated December 1, 2024, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described therein, the merger consideration to be paid to the shareholders of Elong pursuant to the Original Business Combination Agreement, was fair, from a financial point of view, to TMT’s shareholders.

97

On February 25, 2024, Newbridge delivered a substantively final draft of the Newbridge Opinion to the TMT Board in connection with the amended and restated Business Combination Agreement, opining that the Merger Consideration is fair, from a financial point of view to TMT’s shareholders. On February 28, 2024, Newbridge delivered the Newbridge Opinion to the TMT Board.

The full text of the Newbridge Opinion to the TMT Board, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex E hereto and is incorporated by reference herein in its entirety. The following summary of the Newbridge Opinion is qualified in its entirety by reference to the full text of the Newbridge Opinion. Newbridge delivered its Newbridge Opinion to the TMT Board for the benefit and use of the TMT Board (in its capacity as such) in connection with and for the purposes of its evaluation of the Business Combination from a financial point of view. The Newbridge Opinion also does not address the relative merits of the Business Combination as compared to any alternative business strategies or transactions that might exist for TMT, or the underlying business decision of TMT whether to proceed with those business strategies or transactions.

In connection with rendering the Newbridge Opinion, Newbridge, among other things:

●	Considered our assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions, and business and securities valuations generally;

●	Reviewed a draft of the Original Business Combination Agreement, dated November 30, 2023, and a draft of the Business Combination Agreement, dated February 23, 2024;

●	Reviewed TMT’s publicly available historical financial results, as well as certain publicly available information concerning the trading of, and the trading market for, the ordinary shares of TMT since its IPO in March 2023;

●	Reviewed publicly available financial information of TMT filed with the SEC, including its Form 10-Qs, Form 10-Ks, and certain reports on material events filed on Forms 8-K between March 30, 2023, and February 22, 2024;

●	Conducted discussions with Elong’s management team to better understand Elong’s recent business history, and near-term financials;

●	Reviewed a financial model of Elong with historical and future financial projections (including potential revenue growth, and free cash flow margins) provided by Elong’s management team;

●	Performed a public company comparable analysis of similar companies to Elong that trade on stock exchange in the United States, Europe and Canada, and operate in the “Power Battery” and “Energy Storage System” sub-industry sectors, to derive certain forward enterprise value (“EV”)/revenue multiples; and

●	Performed an M&A transaction comparable analysis of similar companies to Elong that are headquartered in the United States, Europe, Canada and Asia, and operate in the “Power Battery” and “Energy Storage System” sub-industry sectors, to derive certain forward EV/revenue multiples.

Newbridge also considered such other information, financial studies, analyses and investigations, and financial, economic and market criteria which it deemed relevant. In conducting its review and arriving at its opinion, as contained in the Newbridge Opinion, Newbridge did not independently verify any of the foregoing information and Newbridge assumed and relied upon such information being accurate and complete in all material respects, and Newbridge further relied upon the assurances of management of TMT that they are not aware of any facts that would make any of the information reviewed by Newbridge inaccurate, incomplete or misleading in any material respect. In addition, Newbridge has not assumed any responsibility for any independent valuation or appraisal of the assets or liabilities, including any ongoing litigation and administrative investigations, if any, of Elong, nor has Newbridge been furnished with any such valuation or appraisal. In addition, Newbridge has not assumed any obligation to conduct, nor has it conducted, any physical inspection of the properties or facilities of Elong.

The issuance of the Newbridge Opinion was approved by an authorized internal committee of Newbridge. The Newbridge Opinion is necessarily based on economic, market and other conditions as they exist and can be evaluated on, and the information made available to it on, the date thereof. Newbridge expressed no opinion as to the underlying valuation, future performance or long-term viability of TMT and its successors. Further, Newbridge expressed no opinion as to what the value of the shares of TMT Ordinary Shares actually will be when the Business Combination is consummated or the prices at which shares of TMT Ordinary Shares will trade at any time. It should be understood that, although subsequent developments may affect the Newbridge Opinion, Newbridge does not have any obligation to update, revise or reaffirm it and has expressly disclaimed any responsibility to do so.

98

The following represents a brief summary of the material financial analyses reviewed by the TMT Board and performed by Newbridge in connection with the Newbridge Opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Newbridge, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Newbridge. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Newbridge.

Financial Analyses

Newbridge employed various methods to analyze the range of values of Elong.

Comparable Public Company Analysis

To calculate the implied equity value of the operating business, Newbridge first obtained the average EV/2024E revenue multiples from a total of fifteen (15) comparable public companies in two (2) related market sectors, identified by Newbridge and applied it them to Elong’s proforma 2024E revenue in two related sub-verticals. The public company comparables were selected using the following criteria: (i) listed on a major stock exchange in the United States, Canada or Europe, (ii) in the “Specialty Battery” and “Energy Storage Systems” sectors, and (iii) had forecasted revenue for 2024.

The average EV/2024E revenue multiple for the “Specialty Battery” sector (of 3.9x) was multiplied by the 2024E revenue contribution of Elong’s “Specialty Battery” business unit of $45.2M, to derive an EV of $175.7M. The average EV/2024E revenue multiple for the “Energy Storage Systems” sector (of 4.1x) was multiplied by the 2024E revenue contribution of Elong’s Energy Storage Systems business unit of $102.7M, to derive an EV of $419.4M. These two EVs were added together for a total EV of $595.1 million.

The Net Debt (of -$4.5 million) was added to the EV to obtain an implied equity value using this analysis of $590.6 million.

The table below summarizes certain observed historical and projected financial performance and trading multiples of the selected public companies were sourced from S&P Capital IQ data as of November 29, 2023.

Specialty Battery	11/29/23		Balance Sheet		Income Statement	Valuation Multiples EV /
		Stock	Market	Enterprise	Revenue	Revenue
Company Name	Symbol	Price	Capitalization	Value	2024E	2024E
Microvast Holdings, Inc.	NASDAQ:MVST	$1.20	$368.40	$435.70	$400.50	1.1x
Solid Power, Inc.	NASDAQ:SLDP	$1.50	$269.40	$85.60	$20.40	4.2x
Leclanché SA	SWX:LECN	$0.40	$258.40	$318.10	$51.70	6.1x
Electrovaya Inc.	TSX:ELVA	$2.50	$84.10	$102.70	$71.40	1.4x
Gelion plc	AIM:GELN	$0.30	$34.00	$16.60	$2.50	6.6x
($ in millions, except per share data)					AVERAGE	3.9x

99

Energy Storage Systems	11/29/23		Balance Sheet		Income Statement	Valuation Multiples EV /
		Stock	Market	Enterprise	Revenue	Revenue
Company Name	Symbol	Price	Capitalization	Value	2024E	2024E
Sunrun Inc.	NASDAQ:RUN	$12.80	$2,780.10	$14,176.40	$2,430.70	5.8x
Shoals Technologies Group, Inc.	NASDAQ:SHLS	$13.70	$2,336.60	$2,521.10	$653.00	3.9x
ADS-TEC Energy PLC	NASDAQ:ADSE	$6.30	$308.70	$309.40	$148.40	2.1x
ESS Tech, Inc.	NYSE:GWH	$1.20	$205.90	$84.30	$36.70	2.3x
Eos Energy Enterprises, Inc.	NASDAQ:EOSE	$1.10	$175.50	$329.60	$32.50	10.1x
Exro Technologies Inc.	TSX:EXRO	$1.00	$170.40	$170.00	$45.30	3.8x
Invinity Energy Systems plc	AIM:IES	$0.40	$75.10	$60.20	$62.20	1.0x
NeoVolta Inc.	NASDAQ:NEOV	$1.80	$60.50	$58.70	$8.70	6.7x
Redelfi S.p.A.	BIT:RDF	$6.40	$53.80	$55.80	$13.60	4.1x
Merus Power Oyj	HLSE:MERUS	$4.70	$36.10	$37.00	$35.20	1.1x
Source: S&P Capital IQ					AVERAGE	4.1x

Comparable Precedent M&A Transaction Analysis

Newbridge analyzed the last ~2.5 years (since January 2021) of M&A transaction data to find similar transactions where the targets being acquired most resembled Elong. The universe of transactions where there were similarities to Elong, and where financial data was recorded for the transaction value was generally limited, as is usually the case versus Public Comparables. The criteria used for the selected transactions were those in which the targets most resembled Elong, and included (i) Targets with business models in the “Specialty Battery” or “Energy Storage Systems” sectors, (ii) transactions that occurred with companies’ headquarters in the United States, Canada, Europe or Asia, and (iii) where the identified the EV/revenue multiple was known.

The average EV/2024E revenue multiple for the Specialty Battery sector (of 3.2x) was multiplied by the 2024E revenue contribution of Elong’s Specialty Battery business unit of $45.2M, to derive an EV of $145.7M. The average EV/2024E revenue multiple for the Energy Storage Systems sector (of 3.6x) was multiplied by the 2024E revenue contribution of Elong’s Energy Storage Systems business unit of $102.7M, to derive an EV of $373.3M. These two EVs were added together for a total EV of $519.0.

Both historical sub-sector multiples were adjusted downwards for the same 2023E – 2024E average EV/revenue multiple difference from year to year in the Public Comparables.

The Net Debt (of -$4.5M) was added to the EV to obtain an Implied Equity Value using this analysis of $514.5M.

The table below summarizes the Comparable Precedent M&A Transaction data set and was sourced from S&P Capital IQ data as of November 29, 2023.

M&A Closed Date	Sub-Industry	Target/Issuer	Transaction Value	Implied Enterprise Value/Revenues (x)	Geographic Locations
05/12/2021	Specialty Battery	Alelion Energy Systems AB (publ)	$5.2	8.3x	Europe
06/04/2021	Specialty Battery	Akasol AG	$872.1	8.6x	Europe
06/24/2021	Specialty Battery	ABC Technologies Holdings Inc.	$684.9	1.0x	United States and Canada
07/29/2021	Specialty Battery	H&B Design Co., Ltd. (KOSDAQ:A227100)	$17.3	2.3x	Asia / Pacific
10/13/2021	Specialty Battery	Guangdong Huichuang New Energy Co., Ltd.	$8.1	9.8x	Asia / Pacific
11/11/2021	Specialty Battery	HELLA GmbH & Co. KGaA (XTRA:HLE)	$1,474.0	1.0x	Europe
12/13/2021	Specialty Battery	Excell Battery Company	$23.5	1.1x	United States and Canada
01/31/2022	Specialty Battery	HELLA GmbH & Co. KGaA (XTRA:HLE)	$6,185.8	1.0x	Europe
02/10/2022	Specialty Battery	Akasol AG	$60.4	7.8x	Europe
04/29/2022	Specialty Battery	Anhui Anfu Battery Technology Co., Ltd. (SHSE:603031)	$55.1	3.4x	Asia / Pacific
05/23/2022	Specialty Battery	Ningbo Akin Electronic Technology Co.,Ltd.	$293.5	2.6x	Asia / Pacific
09/29/2022	Specialty Battery	Enedo Oyj	$5.6	1.0x	Europe
01/16/2023	Specialty Battery	Honbridge Holdings Limited (SEHK:8137)	$54.3	2.0x	Asia / Pacific
03/31/2023	Specialty Battery	Creative & Innovative System Corporation (KOSDAQ:A222080)	$134.5	5.0x	Asia / Pacific

100

11/15/2023	Specialty Battery	Jiawei Renewable Energy Co., Ltd. (SZSE:300317)	$28.0	6.4x	Asia / Pacific
($ in millions, except per share data)			Average	4.1x
		PubCo (2023 to 2024) Multiple Discount		21%
			Discounted Multiple	3.2x

09/22/2021	Energy Storage Systems	NHOA S.A. (ENXTPA:NHOA)	$11.9	21.7x	Europe
02/02/2022	Energy Storage Systems	Blue Tongue Energy Pty Ltd	$2.2	1.1x	Asia / Pacific
04/06/2022	Energy Storage Systems	Commeo GmbH	$10.6	4.4x	Europe
10/13/2022	Energy Storage Systems	Romeo Power, Inc.	$175.8	4.3x	United States and Canada
12/05/2022	Energy Storage Systems	Shenzhen Clou Electronics Co., Ltd. (SZSE:002121)	$125.8	4.1x	Asia / Pacific
Source: S&P Capital IQ			Average	7.1x
		PubCo (2023 to 2024) Multiple Discount		49%
			Discounted Multiple	3.6x

Miscellaneous

The discussion set forth above is a summary of the material financial analyses presented by Newbridge to the TMT Board in connection with the Newbridge Opinion and is not a comprehensive description of all analyses undertaken by Newbridge in connection with the Newbridge Opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. Newbridge believes that its analyses summarized above must be considered as a whole. Newbridge further believes that selecting portions of its analyses and the factors considered, or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Newbridge’s analyses and opinion as provided in the Newbridge Opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, Newbridge considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of TMT. The estimates of the future performance of TMT in or underlying Newbridge’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by Newbridge’s analyses. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be Newbridge’s view of the actual values of the TMT Ordinary Shares.

Conclusion

The values derived from the different analyses that Newbridge used show a range between $514.5 million to $590.6 million. The Merger Consideration based on a valuation of Elong of $450.0 million is below the valuation ranges of the financial analyses described above.

Based on its analysis, as provided in the Newbridge Opinion, it is Newbridge’s opinion that, (i) the Merger Consideration is fair, from a financial point of view, to TMT and TMT’s unaffiliated public stockholders and (ii) Elong has an aggregate fair market value equal to at least 80% of the net assets held in the trust account (excluding deferred underwriting fees and taxes payable on the income earned on the trust account).

The type and amount of consideration payable in the Business Combination was determined through negotiations between TMT and Elong and was approved by the TMT Board. The decision to enter into the Business Combination Agreement was solely that of the TMT Board. As described above, the Newbridge Opinion and the underlying analyses was only one of many factors considered by the TMT Board in its evaluation of the Business Combination and should not be viewed as determinative of the views of the TMT or Elong’s management with respect to the Business Combination.

101

Fees and Expenses

As compensation for Newbridge’s services in connection with the rendering of the Newbridge Opinion to the TMT Board, TMT agreed to pay Newbridge a fee of $150,000. $50,000 of the fee was paid as a retainer, $50,000 was paid upon delivery of the Newbridge Opinion, and the remaining $50,000 is payable upon consummation of the Business Combination. No portion of Newbridge’s fee is refundable or contingent upon the conclusion reached in the Newbridge Opinion.

Certain Unaudited Elong Prospective Financial Information

Elong provided TMT with its internally prepared forecasts, as described below. These forecasts were prepared by Elong solely for internal use, including budgeting and other management purposes, are subjective in many respects and are therefore susceptible to varying interpretations and the need for periodic revision based on actual experience and business developments, and were not intended for third-party use, including by investors or holders. You are cautioned not to rely on the forecasts in making a decision regarding the Business Combination, as the forecasts may be materially different than actual results.

The forecasts are based on information provided to the TMT Board prior to the meeting at which it approved the Business Combination Agreement and the Business Combination, and reflect numerous assumptions, including assumptions with respect to general business, economic, market, regulatory and financial conditions and various other factors, all of which are difficult to predict and many of which are beyond Elong’s control, such as the risks and uncertainties described in the section entitled “Risk Factors” appearing elsewhere in this proxy statement/prospectus. In developing the projected financial information, numerous significant assumptions were made, in addition to the assumptions described above, with respect to Elong’s business for the periods covered by the financial projections. The material assumptions on which Elong’s management based its forecasts include:

●	Revenue: Projected total revenues were based on numerous assumptions specifically considered for Elong’s different revenue streams, namely power battery series revenue and energy storage system series revenue. Elong’s assumptions with respect to the sales volumes for the years 2024 to 2026 that were used to prepare the projections reflected the anticipated sales volumes in gigawatt-hours (GWh). In preparing the projections, Elong anticipated sales of approximately 1.1 GWh to 3.0 GWh from 2024 to 2026, of which power batteries contribute approximately 31% of the sales volume and energy storage systems contribute approximately 69%, as set forth in the table below.

	Year Ended December 31,
	2024E	2025E	2026E
Sales volume by GWh
Power battery series	0.24	0.4	0.64
Energy storage system (ESS) series	0.85	1.44	2.31
Unit price ($US in KWh)
Power battery series	192	192	192
Energy storage system (ESS) series	121	121	121
	US Dollars, in millions, except otherwise stated
Revenue of Power battery series	46	77	123
Revenue of Energy storage (ESS) series	103	175	280
Total revenue	149	251	403

The estimated GWhs was based on Elong’s estimate of demand and communications with customers, and the executed strategic contracts listed below. Receipt of revenue from the strategic contracts is subject to delivery of purchase orders by the customers. Elong’s management estimates that these strategic contracts will generate realized orders in the following 3 to 5 years, and anticipates that on average 35% to 40% of the contract amount will be transformed to realized orders. The allocation between power batteries and energy storage systems was based on Elong’s management’s marketing strategy.

	Year Ended December 31,
	2024E	2025E	2026E
Power battery series	US Dollars, in millions, except otherwise stated
Customer a	3	-	-
Customer a	13	26	39
Customer b	5	21	39
Customer c	1	6	-
Customer d	53	92	132
Customer e	48	83	119
Total power battery series contract amount	123	228	329

ESS contract
Customer f	274	411	685
Total contract amount	397	639	1,014

The projected total revenues included in the forecasts were not in line with Elong’s historical trends. Elong’s management believed this variation from historical trends to be appropriate for several reasons. First, the projections reflected contribution from the energy storage system business, which had not yet commenced significant operations in prior periods but had established the strategic contracts listed above in fiscal year 2023 and was expected to generate revenue in fiscal year 2024. Second, the projections reflected an increase in the power battery business from the strategic contracts listed above. Third, in determining the contribution to projected revenue from the strategic contracts listed above, Elong’s management assumed a relatively modest conversion rate to realized orders (35% to 40%, as noted above, which Elong’s management believed to be reasonable based on its experience with Elong’s business and in the battery industry generally). Fourth, Elong had made progress in pursuing sales leads that were not reflected in the strategic contracts listed above. As evidence of the reasonableness of its assumptions, Elong recently received sales orders in an aggregate amount of approximately US$78 million, with ESS sales orders (which became effective on May 30, 2024) under the strategic contracts contributing approximately US$67 million and power battery sales orders (which became effective on June 12, 2024) contributing the rest.

●	Gross profit: Projected gross profit for the years 2024 to 2026 relies on several operational factors. These include the average selling prices of various products and services, procurement costs for raw materials and specific components, and the manufacturing costs associated with these offerings. Growth in gross margin is projected to rise from approximately 12-13% in 2024 to approximately 18-20% in 2026, reflecting Elong’s expectations of enhanced operational efficiency and the benefits of economies of scale, included reduced idle capacity costs.

Although the assumptions and estimates on which the forecasts for revenue, gross profit and EBITDA are based are believed by Elong’s management to be reasonable and based on the best then-currently available information, the financial forecasts are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Elong’s control. While all forecasts are necessarily speculative, Elong believes that the prospective financial information covering periods beyond twelve months from its date of preparation carries increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and forecasted results, and actual results may be materially greater or materially less than those contained in the forecasts. In addition, the prospective financial information is not being included in this proxy statement/prospectus to influence your decision whether to vote in favor of any proposal presented at the Shareholder Meeting (including the Condition Precedent Proposals), but is being included because such forecasts were made available to the TMT Board in connection with its evaluation of Elong. The inclusion of the forecasted financial information in this proxy statement/prospectus should not be regarded as an indication that Elong, TMT or their respective representatives considered or consider the forecasts to be a reliable prediction of future events, and reliance should not be placed on the forecasts.

102

The forecasts were requested by, and disclosed to, the TMT Board for use as a component in its overall evaluation of Elong and are included in this proxy statement/prospectus on that basis. Elong has not warranted the accuracy, reliability, appropriateness or completeness of the forecasts to anyone, including to TMT. Neither Elong’s management nor any of its representatives has made or makes any representation to any person regarding the ultimate performance of Elong compared to the performance reflected in the forecasts, and none of them intends to or undertakes any obligation to update or otherwise revise the forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the forecasts are shown to be in error. Accordingly, they should not be looked upon as “guidance” of any sort. Elong will not refer back to these forecasts in its future periodic reports filed under the Exchange Act.

Elong does not as a matter of course make public projections as to future sales, earnings or other results. As such, the accompanying prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with published guidelines of the SEC or those established by the American Institute of Certified Public Accountants with respect to prospective financial information. While, in the view of Elong’s management, the prospective financial information was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of Elong, this information does not reflect statements of fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement/prospectus are cautioned not to place undue reliance on the prospective financial information. Neither Elong’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the projected financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the projected financial information.

The key elements of the forecasts requested by, and disclosed to, the TMT Board are summarized in the table below:

Year Ended December 31,
	2024E	2025E	2026E
US Dollars, in millions, except otherwise stated
Revenues	~140-150	~245-255	~395-405
Gross Profit	~17-20	~37-43	~71-81
Gross Margin	~12%-13%	~15-17%	~18%-20%

Satisfaction of 80% Test

It is a requirement under TMT’s M&A that any business acquired by TMT have an aggregate fair market value equal to at least 80% of the balance of the funds in the trust account at the time of the execution of a definitive agreement for an initial business combination. Based on the financial information provided to the TMT Board in connection with approval of the transaction, the TMT Board determined that this requirement was met. The TMT Board believes that the financial skills and background of its members qualify it to conclude that the Business Combination with Elong met this requirement. Additionally, Newbridge also determined that this requirement was met, as set forth in the Newbridge Opinion.

Redemption Rights

Pursuant to the Existing Charter, a Public Shareholder, excluding the Sponsor and TMT’s officers and directors, may request that TMT redeem all or a portion of such shareholder’s Public Shares for cash if the Business Combination is consummated. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	submit a written request to Continental, TMT’s transfer agent, in which you (a) request that TMT redeem all or a portion of your TMT Ordinary Shares for cash, and (b) identify yourself as the beneficial holder of the TMT Ordinary Shares and provide your legal name, phone number and address; and

103

(ii)	deliver your Public Shares to Continental physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on October 25, 2024 (two (2) business days before the extraordinary general meeting) in order for their shares to be redeemed. Public Shareholders may elect to redeem their Public Shares whether they vote “for” or “against” or do not vote at all on the Business Combination Proposal or any other proposal to be presented at the extraordinary general meeting.

Holders of TMT Units must elect to separate the TMT Units into the underlying TMT Ordinary Shares and TMT Rights prior to exercising redemption rights with respect to the Public Shares. If holders hold their TMT Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the TMT Units into the underlying TMT Ordinary Shares and TMT Rights, or if a holder holds TMT Units registered in its own name, the holder must contact Continental, TMT’s transfer agent, directly and instruct it to do so.

If the Business Combination is not consummated, the Public Shares will be returned to the respective holder, broker, or bank. If the Business Combination is consummated, and if a Public Shareholder properly exercises its right to redeem all or a portion of the Public Shares that they hold and timely delivers its shares to Continental, TMT will redeem such Public Shares for a per-share price, payable in cash, equal to the pro rata portion of the trust account, calculated as of two (2) business days prior to the consummation of the Business Combination (net of taxes paid or payable). For illustrative purposes, as of August 30, 2024, after taking into account redemptions in connection with the Extension Amendment, this would have amounted to approximately $11.14 per issued and outstanding Public Share. If a Public Shareholder exercises its redemption rights in full, then it will be electing to exchange its Public Shares for cash and will no longer own Public Shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The transfer agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder. In the event the proposed Business Combination is not consummated this may result in an additional cost to shareholders for the return of their shares.

Any request to redeem such shares, once made, may be withdrawn at any time up to the date of the Shareholder Meeting or, with TMT’s consent, after the Shareholder Meeting and prior to the Closing. Furthermore, if you deliver your certificate in connection with an election of redemption rights and subsequently decides prior to the date of the Shareholder Meeting not to elect to exercise such rights, you may simply request that Continental return the certificate (physically or electronically). If you submit a redemption request to Continental and later decide prior to the extraordinary general meeting not to elect redemption, you may request to withdraw the redemption request. You may make such request by contacting Continental, TMT’s transfer agent, at the phone number or address listed in see “Questions and Answers — Q: Who can help answer my questions?”

Any corrected or changed written exercise of redemption rights must be received by Continental prior to the vote taken on the Business Combination Proposal at the extraordinary general meeting. No request for redemption will be honored unless the holder’s TMT Ordinary Shares and other redemption forms have been delivered to Continental either physically (in case the shares are held in certificated form) or electronically (in case the shares are held through DTC), at least two (2) business days prior to the vote at the extraordinary general meeting.

Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of TMT Ordinary Shares, will not, without TMT’s prior consent, redeem its TMT Ordinary Shares with respect to more than an aggregate of 15% of the TMT Ordinary Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the TMT Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

The Sponsor and the other Insiders have waived their redemption rights in connection with the consummation of the Business Combination, with respect to any TMT Ordinary Shares held by them. The Representative also has waived its redemptions rights in connection with the consummation of the Business Combination, with respect to the Representative Shares. No person was paid any consideration in exchange for these waivers. The Founder Shares, Representative Shares and TMT Private Placement Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the August 30, 2024, after taking into account redemptions in connection with the Extension Amendment, the Sponsor and the other Insiders, collectively, own 29.1%, and the Representative Shares represent 4.2%, of the issued and outstanding TMT Ordinary Shares.

104

The closing price of TMT Ordinary Shares on August 30, 2024 was $11.11. For illustrative purposes, as of August 30, 2024, after taking into account redemptions in connection with the Extension Amendment, funds in the trust account plus accrued interest thereon totaled approximately $47,771,262, or approximately $11.14 per issued and outstanding Public Share ($7.43 per issued and outstanding TMT Ordinary Share).

Prior to exercising redemption rights, Public Shareholders should verify the market price of TMT Ordinary Shares as they may receive higher proceeds from the sale of their TMT Ordinary Shares in the public market than from exercising their redemption rights, if the market price per share is higher than the redemption price. TMT cannot assure its shareholders that they will be able to sell their TMT Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

Material U.S. Federal Income Tax Consequences

The following discussion is a summary of the material U.S. federal income tax considerations of the Business Combination to U.S. Holders (as defined below) of TMT Securities. The following discussion also summarizes the material U.S. federal income tax consequences to U.S. Holders (as defined below) of TMT Ordinary Shares that elect to have their TMT Ordinary Shares redeemed for cash, and the material U.S. federal income tax consequences of the ownership and disposition of Elong Class A Ordinary Shares following the Business Combination. This discussion applies only to U.S. Holders of TMT Securities and Elong Class A Ordinary Shares, as the case may be, that are held as “capital assets” (generally, property held for investment) within the meaning of Section 1221 the Code.

The following does not purport to be a complete analysis of all potential tax considerations arising in connection with the Business Combination, the redemptions of TMT Ordinary Shares or the acquisition, ownership and disposition of Elong Class A Ordinary Shares. The effects and considerations of other U.S. federal tax laws, such as estate and gift tax laws, alternative minimum tax or Medicare contribution tax considerations and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, regulations promulgated by the U.S. Department of the Treasury thereunder (“Treasury Regulations”), judicial decisions and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect the tax consequences discussed below. Neither TMT nor Elong has sought nor will seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS will not take, or a court will not sustain, a contrary position regarding the tax considerations discussed below.

This discussion does not address all U.S. federal income tax considerations relevant to a holder’s particular circumstances. In addition, it does not address considerations relevant to holders subject to special rules, including, without limitation:

●	persons that are not U.S. Holders;

●	the Sponsor and its direct and indirect owners, and officers or directors of TMT;

●	banks, insurance companies, and certain other financial institutions;

●	regulated investment companies and real estate investment trusts;

●	brokers, dealers or traders in securities;

●	traders in securities that elect to mark to market;

●	tax-exempt organizations or governmental organizations;

●	U.S. expatriates and former citizens or long-term residents of the United States;

●	persons holding TMT Securities or Elong Class A Ordinary Shares, as the case may be, as part of a hedge, straddle, constructive sale, or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

●	persons subject to special tax accounting rules as a result of any item of gross income with respect to TMT Securities and Elong Class A Ordinary Shares, as the case may be, being taken into account in an applicable financial statement;

105

●	persons that actually or constructively own 5% or more (by vote or value) of the outstanding TMT Securities or, after the Business Combination, the Elong Class A Ordinary Shares;

●	“controlled foreign corporations,” PFICs and corporations that accumulate earnings to avoid U.S. federal income tax;

●	S corporations, partnerships or other entities or arrangements treated as partnerships or other flow-through entities for U.S. federal income tax purposes (and investors therein);

●	U.S. Holders having a functional currency other than the U.S. dollar;

●	persons subject to the “base erosion and anti-abuse” tax;

●	persons who hold or received TMT Securities and Elong Class A Ordinary Shares, as the case may be, pursuant to the exercise of any employee share option or otherwise as compensation; and

●	pension plans and tax-qualified retirement plans.

For purposes of this discussion, a “U.S. Holder” is any beneficial owner of shares of TMT Securities and Elong Class A Ordinary Shares, as the case may be, that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a “United States person” (within the meaning of Section 7701(a)(30) of the Code) for U.S. federal income tax purposes.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds TMT Securities or Elong Class A Ordinary Shares, the tax treatment of an owner of such entity will depend on the status of the owners, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE BUSINESS COMBINATION AND THE U.S. FEDERAL INCOME TAX TREATMENT TO U.S. HOLDERS OF TMT SECURITIES DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. IN ADDITION, THE U.S. FEDERAL INCOME TAX TREATMENT OF THE BUSINESS COMBINATION AND THE U.S. FEDERAL INCOME TAX TREATMENT OF OWNING ELONG CLASS A ORDINARY SHARES TO ANY PARTICULAR U.S. HOLDER WILL DEPEND ON THE U.S. HOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, AND LOCAL, AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES, OF ACQUIRING, HOLDING, AND DISPOSING OF TMT SECURITIES AND ELONG CLASS A ORDINARY SHARES.

U.S. Federal Income Tax Considerations of the Business Combination

Subject to the discussion below under the heading “— Passive Foreign Investment Company Rules,” the limitations set forth herein under the section entitled “Material U.S. Federal Income Tax Consequences” and in the opinion letter included as Exhibit 8.1 hereto, it is the opinion of Crone Law Group, P.C., U.S. tax counsel to TMT, that the Merger should qualify as a tax-free exchange within the meaning of Sections 351(a) and 368(a)(1) of the Code for U.S. federal income tax purposes. Such opinion of counsel is based on, and subject to, customary assumptions, qualifications and limitations, and the assumptions, qualifications and limitations discussed more fully in the opinion included as Exhibit 8.1 hereto, as well as representations of TMT and eLong. However, the provisions of Sections 351(a) and 368(a) of the Code are complex and qualification as a non-recognition transaction thereunder could be adversely affected by events or actions that occur following the Business Combination that are beyond TMT’s control. For example, if 20% or more of the eLong Common Shares were subject to an arrangement or agreement to be sold or disposed of at the time of its issuance in the Merger, one of the requirements for Section 351(a) treatment would be violated. Neither TMT nor eLong expects that any of the eLong Common Shares issued in the Merger that will be subject to contractual restrictions on transfer will be subject to an arrangement or agreement by its owner to sell or dispose of such shares upon the issuance of those shares in the Merger.

The remainder of this discussion assumes that the Merger qualifies as a transaction described in Sections 351(a) and 368(a) of the Code. U.S. holders should consult their tax advisers regarding the characterization of the Merger for U.S. federal income tax purposes.

106

Tax Consequences of the Business Combination if it qualifies as a Reorganization Within the Meaning of Section 368(a) of the Code

The parties to the Business Combination Agreement intend for the Business Combination to qualify as a “reorganization” within the meaning of Section 368(a) of the Code (a “reorganization”). Although the remainder of this discussion assumes that the Business Combination will so qualify, there are significant legal and factual uncertainties with respect to such qualification. For instance, to qualify as a reorganization, the acquiring corporation must continue, either directly or indirectly through certain related entities, either a significant line of the acquired corporation’s historic business or use a significant portion of the acquired corporation’s historic business assets in a business, in each case, within the meaning of Treasury Regulations promulgated under section 368 of the Code. However, there is no direct guidance as to how such rules are applied in the case of an acquisition of a corporation with only investment-type assets, such as TMT. In addition, the qualification of the Business Combination as a reorganization will be based on facts which cannot be confirmed until the time of closing or following the closing, including the extent to which TMT shareholders exercise their redemption rights with respect to their TMT Securities.

The Closing is not conditioned upon the receipt of an opinion of counsel that the Business Combination will qualify as a reorganization, and neither TMT nor Elong intends to request a ruling from the IRS regarding the U.S. federal income tax treatment of the Business Combination. Accordingly, no assurance can be given that the IRS will not challenge the Business Combination’s qualification as a reorganization or that a court would not sustain such a challenge by the IRS. If the Business Combination qualifies as a reorganization, U.S. Holders will generally not recognize gain or loss as a result of the Business Combination. See further detail below in the section titled U.S. Holders Exchanging TMT Securities for Elong Class A Ordinary Shares.

Tax Consequences of the Business Combination if it does not qualify as a Reorganization Within the Meaning of Section 368(a) of the Code

If the Business Combination does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Merger, taken together with the PIPE Financing, are part of a plan that should qualify for tax-deferred treatment as an exchange described in Section 351 of the Code. However, there are legal uncertainties as to such qualification. For instance, in order for the Merger and the PIPE Financing to qualify as an exchange under Section 351 of the Code, the control requirement under Section 368(c) of the Code must be met. Neither TMT nor Elong intend to request a ruling from the IRS regarding the qualification of the Merger as part of an exchange described in Section 351 of the Code. Accordingly, no assurance can be given that the IRS would not challenge the treatment by a TMT shareholder that the Merger and the PIPE Financing, taken together, qualifies as an exchange under Section 351 of the Code or that a court would not sustain such a challenge by the IRS. If the Merger, taken together with the PIPE Financing, qualifies as an exchange under Section 351 of the Code, U.S. Holders will generally not recognize gain or loss upon the exchange of their TMT Ordinary Shares for Elong Class A Ordinary Shares.

If the Business Combination does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the Merger, taken together with the PIPE Financing, does not qualify as an exchange under Section 351 of the Code, a U.S. Holder of TMT Securities generally would recognize gain or loss in an amount equal to the difference, if any, between the fair market value of Elong Class A Ordinary Shares received by such U.S. Holder in the Business Combination over such U.S. Holder’s adjusted tax basis in the TMT Securities surrendered by such U.S. Holder in the Business Combination. Any gain or loss so recognized would generally be long-term capital gain or loss if the U.S. Holder had held the TMT Securities for more than one year (or short-term capital gain or loss otherwise). It is unclear, however, whether the redemption rights with respect to TMT Ordinary Shares have suspended the running of the applicable holding period for this purpose. Long-term capital gains of non-corporate U.S. Holders (including individuals) currently are eligible for preferential U.S. federal income tax rates. However, the deductibility of capital losses is subject to limitations. A U.S. Holder’s holding period in the Elong Class A Ordinary Shares received in the Business Combination, if any, would not include the holding period for the TMT Securities surrendered in exchange therefor and would begin on the day following the Closing Date.

The remainder of this discussion of the U.S. federal income tax considerations with respect to the Business Combination assumes that the Business Combination will qualify as a reorganization.

U.S. Holders Exchanging TMT Securities for Elong Class A Ordinary Shares

This section is subject in its entirety to the discussion in the section below titled “— Passive Foreign Investment Company Rules”.

If the Business Combination qualifies as a reorganization under Section 368(a) of the Code, a U.S. Holder generally should not recognize gain or loss if, pursuant to the Business Combination, the U.S. Holder exchanges only TMT Ordinary Shares for Elong Class A Ordinary Shares.

107

In such a case, the aggregate tax basis of the Elong Class A Ordinary Shares received by a U.S. Holder in the Business Combination will be equal to the aggregate adjusted tax basis of the TMT Ordinary Shares surrendered in exchange therefor. It is unclear whether the redemption rights with respect to TMT Ordinary Shares have suspended the running of the applicable holding period.

Notwithstanding the discussion below under the subsection titled “— U.S. Holders Exercising Redemption Rights with Respect to TMT Ordinary Shares”, if a U.S. Holder exercises its redemption rights to receive cash from the trust account in exchange for only a portion of its TMT Ordinary Shares, such redemption may be treated as integrated with the Business Combination rather than as a separate transaction. In such case, cash received by such U.S. Holder in the redemption may also be treated as taxable boot received in a “reorganization”. Under this characterization, such U.S. Holder may be required to recognize more gain or income than if the redemption of TMT Ordinary Shares was treated as a separate transaction from the exchange pursuant to the Business Combination, and would not be entitled to recognize any loss with respect to its redeemed TMT Ordinary Shares.

Additional Reporting Requirements

Certain U.S. Holders may be required to file an IRS Form 926 (Return by a U.S. Transferor of Property to a Foreign Corporation) to report a transfer of property to Elong in connection with the Business Combination. Substantial penalties may be imposed on a U.S. Holder that fails to comply with this reporting requirement and the period of limitations on assessment and collection of U.S. federal income taxes will be extended in the event of a failure to comply. In addition, certain U.S. Holders holding specified foreign financial assets with an aggregate value in excess of the applicable dollar thresholds are required to report information to the IRS relating to Elong Class A Ordinary Shares, subject to certain exceptions, by attaching a complete IRS Form 8938 (Statement of Specified Foreign Financial Assets) with their tax return for each year in which they hold Elong Class A Ordinary Shares. Substantial penalties apply to any failure to file IRS Form 8938 and the period of limitations on assessment and collection of U.S. federal income taxes will be extended in the event of a failure to comply. U.S. Holders are urged to consult their tax advisors regarding the effect, if any, of these rules on the ownership and disposition of Elong Class A Ordinary Shares.

U.S. Holders Exercising Redemption Rights with Respect to TMT Ordinary Shares

This section is subject in its entirety to the discussion in the subsection below titled “— Passive Foreign Investment Company Rules”. In the event that a U.S. Holder’s TMT Ordinary Shares are redeemed for cash pursuant to the redemption provisions described herein, the treatment of such redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of stock under Section 302 of the Code. Whether a redemption qualifies as a sale of stock under Section 302 of the Code will depend largely on the total number of TMT Ordinary Shares treated as held by the U.S. Holder relative to all of the TMT Ordinary Shares outstanding, both before and after the redemption.

The redemption of TMT Ordinary Shares generally will be treated as a sale of stock under Section 302 of the Code (rather than a distribution, as specified in Section 302(d) of the Code and subject to tax treatment under Section 301 of the Code) if the redemption (i) results in a “complete termination” of the U.S. Holder’s interest in TMT, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests (determined immediately after the Business Combination) are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder generally should take into account not only TMT Ordinary Shares actually owned by such U.S. Holder but also TMT Ordinary Shares constructively owned by it. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option.

There will be a complete termination of a U.S. Holder’s interest if either: (i) all of the TMT Ordinary Shares actually and constructively owned by the U.S. Holder are redeemed, or (ii) all of the TMT Ordinary Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules set forth in the Code and Treasury Regulations, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares.

In order to meet the “substantially disproportionate” test, the percentage of outstanding voting stock actually or constructively owned by a U.S. Holder immediately following the redemption generally must be less than 80% of the voting stock actually or constructively owned by such U.S. Holder immediately prior to the redemption.

108

The redemption of TMT Ordinary Shares will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in TMT. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in TMT will depend on such U.S. Holder’s particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate voting interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders of TMT Ordinary Shares should consult their own tax advisors as to the tax consequences of redemption.

If the redemption of TMT Ordinary Shares qualifies as a sale of stock by a U.S. Holder under Section 302 of the Code, the U.S. Holder generally would recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the TMT Ordinary Shares redeemed. Such gain or loss generally would be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. A U.S. Holder’s tax basis in such U.S. Holder’s TMT Ordinary Shares generally will equal the cost of such shares.

If the redemption of TMT Ordinary Shares does not qualify as a sale of stock under Section 302 of the Code, then the U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in such U.S. Holder’s TMT Ordinary Shares. Any remaining excess will be treated as capital gain realized on the sale or other disposition of the TMT Ordinary Shares.

U.S. Federal Income Tax Considerations of Ownership and Disposition of Elong Class A Ordinary Shares

Distributions on Elong Class A Ordinary Shares

Subject to the discussion below under the subsection titled “— Passive Foreign Investment Company Rules”, if Elong makes distributions of cash or property on the Elong Class A Ordinary Shares, such distributions will be treated for U.S. federal income tax purposes first as a dividend to the extent of Elong’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), and then as a tax-free return of capital to the extent of the U.S. Holder’s tax basis, with any excess treated as capital gain from the sale or exchange of the shares. If Elong does not provide calculations of its earnings and profits under U.S. federal income tax principles, a U.S. Holder should expect all cash distributions to be reported as dividends for U.S. federal income tax purposes. Any dividend will not be eligible for the dividends received deduction allowed to corporations in respect of dividends received from U.S. corporations.

Subject to the discussion below under the subsection titled “— Passive Foreign Investment Company Rules,” dividends received by certain non-corporate U.S. Holders (including individuals) may be “qualified dividend income,” which is taxed at the lower applicable capital gains rate, provided that:

●	either (a) the shares are readily tradable on an established securities market in the United States, or (b) Elong is eligible for the benefits of a qualifying income tax treaty with the United States that includes an exchange of information program;

●	Elong is neither a PFIC (as discussed below under below under the subsection titled “— Passive Foreign Investment Company Rules”) nor treated as such with respect to the U.S. Holder for Elong’s taxable year in which the dividend is paid or the preceding taxable year;

●	the U.S. Holder satisfies certain holding period requirements; and

●	the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property.

It is not expected that Elong will be eligible for benefits of an applicable comprehensive income tax treaty with the United States. In addition, the Elong Class A Ordinary Shares are expected to be listed on Nasdaq (which is an established securities market in the United States), but there can be no assurance that they will be “regularly traded” for purposes of these rules. Furthermore, Elong will not constitute a “qualified foreign corporation” for purposes of these rules if it is a PFIC for the taxable year in which it pays a dividend or for the preceding taxable year. See the subsection titled “— Passive Foreign Investment Company Rules.” U.S. Holders should consult their own tax advisors regarding the availability of the lower rate for dividends paid with respect to Elong Class A Ordinary Shares.

109

Subject to certain exceptions, dividends on Elong Class A Ordinary Shares will constitute foreign source income for foreign tax credit limitation purposes. If such dividends are qualified dividend income (as discussed above), the amount of the dividend taken into account for purposes of calculating the foreign tax credit limitation will be limited to the gross amount of the dividend, multiplied by a fraction, the numerator of which is the reduced rate applicable to qualified dividend income and the denominator of which is the highest rate of tax normally applicable to dividends. The limitation on foreign taxes eligible for credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by Elong with respect to the Elong Class A Ordinary Shares generally will constitute “passive category income” but could, in the case of certain U.S. Holders, constitute “general category income.”

Sale, Exchange, Redemption or Other Taxable Disposition of Elong Class A Ordinary Shares

Subject to the discussion below under the subsection titled “— Passive Foreign Investment Company Rules,” a U.S. Holder generally will recognize gain or loss on any sale, exchange, redemption or other taxable disposition of Elong Class A Ordinary Shares in an amount equal to the difference between (i) the amount realized on the disposition and (ii) such U.S. Holder’s adjusted tax basis in such Elong Class A Ordinary Shares. Any gain or loss recognized by a U.S. Holder on a taxable disposition of Elong Class A Ordinary Shares generally will be capital gain or loss. A non-corporate U.S. Holder, including an individual, who has held the Elong Class A Ordinary Shares for more than one year generally will be eligible for reduced tax rates for such long-term capital gains. The deductibility of capital losses is subject to limitations.

Any such gain or loss recognized generally will be treated as U.S. source gain or loss. Accordingly, in the event any non-U.S. tax (including withholding tax) is imposed upon such sale or other disposition, a U.S. Holder may not be able to utilize foreign tax credits unless such U.S. Holder has foreign source income or gain in the same category from other sources. U.S. Holders are urged to consult their own tax advisor regarding the ability to claim a foreign tax credit and the potential application of a U.S. tax treaty to such U.S. Holder’s particular circumstances.

Passive Foreign Investment Company Rules

The treatment of U.S. Holders of the TMT Ordinary Shares or Elong Class A Ordinary Shares could be materially different from that described above, if TMT and/or Elong are treated as a PFIC for U.S. federal income tax purposes. A non-U.S. entity treated as a corporation for U.S. federal income tax purposes generally will be a PFIC for U.S. federal income tax purposes for any taxable year if either:

●	at least 75% of its gross income for such year is passive income; or

●	at least 50% of the value of its assets (generally based on an average of the quarterly values of the assets) during such year is attributable to assets that produce passive income or are held for the production of passive income.

For this purpose, TMT and Elong will be treated as owning its proportionate share of the assets and earning its proportionate share of the income of any other entity treated as a corporation for U.S. federal income tax purposes in which Elong or TMT, as applicable, owns, directly or indirectly, 25% or more (by value) of the stock.

Because TMT is a blank check company, with no current active business, we believe that it is likely that TMT will meet the PFIC asset or income test for 2021 through its current taxable year. Pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. However, the applicability of the start-up exception to TMT is uncertain, and TMT believes that it would likely be classified as a PFIC for its current taxable year that will end as a result of the Business Combination. The actual PFIC status of TMT for 2021, its current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to the status of TMT as a PFIC for its current taxable year or any future taxable year.

Elong believes it is not currently, and has never been, a PFIC. However, there can be no assurances in this regard, nor can there be any assurances that Elong will not be treated as a PFIC in any future taxable year. Moreover, the application of the PFIC rules is subject to uncertainty in several respects, and Elong can make no assurances that the IRS will not take a contrary position or that a court will not sustain such a challenge by the IRS.

110

Whether Elong or any of its respective subsidiaries are treated as a PFIC is determined on an annual basis. The determination of whether Elong or any of its respective subsidiaries is a PFIC is a factual determination that depends on, among other things, the composition of Elong’s income and assets, and the market value of it and its subsidiaries’ shares and assets. Changes in the composition of Elong’s or any of its subsidiaries’ income or composition of Elong’s or any of its subsidiaries’ assets may cause it to be or become a PFIC for the current or subsequent taxable years. Under the PFIC rules, if Elong were considered a PFIC at any time that a U.S. Holder owns Elong Class A Ordinary Shares, Elong would continue to be treated as a PFIC with respect to such investment unless (i) it ceased to be a PFIC and (ii) the U.S. Holder made a “deemed sale” election under the PFIC rules. If such election is made, a U.S. Holder will be deemed to have sold its Elong Class A Ordinary Shares at their fair market value on the last day of the last taxable year in which Elong is classified as a PFIC, and any gain from such deemed sale would be subject to the consequences described below. After the deemed sale election, the Elong Class A Ordinary Shares with respect to which the deemed sale election was made will not be treated as shares in a PFIC unless Elong subsequently becomes a PFIC.

PFIC Rules — Business Combination

As discussed above, based upon the composition of its income and assets, TMT believes that it would likely be considered a PFIC for its current taxable year that ends as a result of the Business Combination. Section 1291(f) of the Code requires that, to the extent provided in Treasury Regulations, a U.S. person who disposes of stock of a PFIC (including for this purpose exchanging warrants for newly issued warrants) recognizes gain notwithstanding any other provision of the Code. No final Treasury Regulations are currently in effect under Section 1291(f) of the Code. However, proposed Treasury Regulations under Section 1291(f) of the Code were promulgated in 1992 with a retroactive effective date. If finalized in their current form, those proposed Treasury Regulations may require gain recognition to U.S. Holders of TMT Ordinary Shares in connection with the Business Combination if:

●	TMT were classified as a PFIC at any time during such U.S. Holder’s holding period for such TMT Ordinary Shares; and

●	the U.S. Holder had not timely made, effective from the first taxable year of its holding period of TMT Ordinary Shares during which TMT qualified as a PFIC, either (a) a valid election to treat TMT as a “qualified electing fund” under Section 1295 of the Code (a “QEF election”) or (b) a valid “mark-to-market election” under Section 1296 of the Code, with respect to such TMT Ordinary Shares.

The tax on any such recognized gain would be imposed based on the Excess Distribution Rules, discussed below under “— PFIC Rules — Ownership and Disposition of Elong Class A Ordinary Shares by U.S. Holders.”

It is difficult to predict whether, in what form and with what effective date, final Treasury Regulations under Section 1291(f) of the Code will be adopted. Therefore, U.S. Holders of TMT Ordinary Shares that have not made a timely QEF election or a mark-to-market election may, pursuant to the proposed Treasury Regulations, be subject to taxation under the PFIC rules on the Business Combination to the extent their TMT Ordinary Shares have a fair market value in excess of their tax basis therein.

PFIC Rules — Ownership and Disposition of Elong Class A Ordinary Shares by U.S. Holders

For any taxable year that Elong is treated as a PFIC with respect to a U.S. Holder’s Elong Class A Ordinary Shares, the U.S. Holder will be subject to special tax rules with respect to any “excess distribution” (as defined below) received and any gain realized from a sale or disposition (including a pledge) of its Elong Class A Ordinary Shares (collectively, the “Excess Distribution Rules”), unless the U.S. Holder makes a valid QEF election or mark-to-market election as discussed below. Distributions received by a U.S. Holder in a taxable year that are greater than 125% of the average annual distributions received during the shorter of the three preceding taxable years or the U.S. Holder’s holding period for the Elong Class A Ordinary Shares will be treated as excess distributions. Under these special tax rules:

●	the excess distribution or gain will be allocated ratably over the U.S. Holder’s holding period for the Elong Class A Ordinary Shares;

●	the amount allocated to the current taxable year, and any taxable years in the U.S. Holder’s holding period prior to the first taxable year in which Elong is a PFIC, will be treated as ordinary income; and

111

●	the amount allocated to each other taxable year will be subject to the highest tax rate in effect for individuals or corporations, as applicable, for each such year and the interest charge generally applicable to underpayments of tax will be imposed on the resulting tax attributable to each such year.

Under the Excess Distribution Rules, the tax liability for amounts allocated to taxable years prior to the year of disposition or excess distribution cannot be offset by any net operating losses, and gains (but not losses) realized on the sale of the Elong Class A Ordinary Shares cannot be treated as capital gains, even though the U.S. Holder holds the Elong Class A Ordinary Shares as capital assets.

Certain of the PFIC rules may impact U.S. Holders with respect to equity interests in subsidiaries and other entities which Elong may hold, directly or indirectly, that are PFICs (collectively, “Lower-Tier PFICs”). There can be no assurance that Elong does not own, or will not in the future acquire, an interest in a subsidiary or other entity that is or would be treated as a Lower-Tier PFIC. U.S. Holders should consult their own tax advisors regarding the application of the PFIC rules to any of Elong’s subsidiaries.

If Elong is a PFIC, a U.S. Holder of Elong Class A Ordinary Shares may avoid taxation under the Excess Distribution Rules described above by making a QEF election. However, a U.S. Holder may make a QEF election with respect to its Elong Class A Ordinary Shares only if Elong provides U.S. Holders on an annual basis certain financial information specified under applicable U.S. Treasury Regulations. Elong will endeavor to provide U.S. Holders with the required information on an annual basis to allow U.S. Holders to make a QEF election with respect to the Elong Class A Ordinary Shares in the event Elong is treated as a PFIC for any taxable year. There can be no assurance, however, that Elong will timely provide such information for the current year or subsequent years. The failure to provide such information on an annual basis could prevent a U.S. Holder from making a QEF election or result in the invalidation or termination of a U.S. Holder’s prior QEF election.

In the event Elong is a PFIC, a U.S. Holder that makes a QEF election with respect to its Elong Class A Ordinary Shares would generally be required to include in income for each year that Elong is treated as a PFIC the U.S. Holder’s pro rata share of Elong’ ordinary earnings for the year (which would be subject to tax as ordinary income) and net capital gains for the year (which would be subject to tax at the rates applicable to long-term capital gains), without regard to the amount of any distributions made in respect of the Elong Class A Ordinary Shares. Any net deficits or net capital losses of Elong for a taxable year would not be passed through and included on the tax return of the U.S. Holder. However, a U.S. Holder’s basis in its Elong Class A Ordinary Shares would be increased by the amount of income inclusions under the qualified electing fund rules. Dividends actually paid on its Elong Class A Ordinary Shares generally would not be subject to U.S. federal income tax to the extent of prior income inclusions and would reduce the U.S. Holder’s basis in its Elong Class A Ordinary Shares by a corresponding amount.

If Elong owns any interests in a Lower-Tier PFIC, a U.S. Holder generally must make a separate QEF election for each Lower-Tier PFIC, subject to Elong providing the relevant tax information for each Lower-Tier PFIC on an annual basis. U.S. Holders should consult their own tax advisors as to the availability and desirability of a QEF election.

A U.S. Holder of Elong Class A Ordinary Shares may also avoid taxation under the Excess Distribution Rules by making a mark-to-market election. The mark-to-market election is available only for “marketable stock,” which is stock that is regularly traded on a qualified exchange or other market, as defined in applicable U.S. Treasury Regulations. The Elong Class A Ordinary Shares, which are expected to be listed on Nasdaq, are expected to qualify as marketable stock for purposes of the PFIC rules, but there can be no assurance that they will be “regularly traded” for purposes of these rules. Because a mark-to-market election cannot be made for equity interests in any Lower-Tier PFICs, a U.S. Holder generally will continue to be subject to the Excess Distribution Rules with respect to its indirect interest in any Lower-Tier PFICs as described above, even if a mark-to-market election is made for Elong.

112

If a U.S. Holder makes a valid mark-to-market election with respect to its Elong Class A Ordinary Shares, such U.S. Holder will include in income for each year that Elong is treated as a PFIC with respect to such Elong Class A Ordinary Shares an amount equal to the excess, if any, of the fair market value of the Elong Class A Ordinary Shares as of the close of the U.S. Holder’s taxable year over the adjusted basis in the Elong Class A Ordinary Shares. A U.S. Holder will be allowed a deduction for the excess, if any, of the adjusted basis of the Elong Class A Ordinary Shares over their fair market value as of the close of the taxable year. However, deductions will be allowed only to the extent of any net mark-to-market gains on the Elong Class A Ordinary Shares included in the U.S. Holder’s income for prior taxable years. Amounts included in income under a mark-to-market election, as well as gain on the actual sale or other disposition of the Elong Class A Ordinary Shares, will be treated as ordinary income. Ordinary loss treatment will also apply to the deductible portion of any mark-to-market loss on the Elong Class A Ordinary Shares, as well as to any loss realized on the actual sale or disposition of the Elong Class A Ordinary Shares, to the extent the amount of such loss does not exceed the net mark-to-market gains for such Elong Class A Ordinary Shares previously included in income. A U.S. Holder’s basis in the Elong Class A Ordinary Shares will be adjusted to reflect any mark-to-market income or loss. If a U.S. Holder makes a mark-to-market election, any distributions Elong makes generally would be subject to the rules discussed above under “— Distributions on Elong Class A Ordinary Shares,” except the lower rates applicable to qualified dividend income would not apply.

A U.S. Holder that is eligible to make a mark-to-market election with respect to its Elong Class A Ordinary Shares may do so by providing the appropriate information on IRS Form 8621 and timely filing that form with the U.S. Holder’s tax return for the year in which the election becomes effective. U.S. Holders should consult their own tax advisors as to the availability and desirability of a mark-to-market election, as well as the impact of such election on interests in any Lower-Tier PFICs.

A U.S. Holder of a PFIC generally is required to file an IRS Form 8621 on an annual basis. U.S. Holders are strongly encouraged to consult their own tax advisors regarding the application of the PFIC rules and the associated reporting requirements to their particular circumstances.

Information Reporting and Backup Withholding

Information reporting requirements may apply to cash received in redemption of TMT Ordinary Shares, dividends received by U.S. Holders of Elong Class A Ordinary Shares, and the proceeds received on sale or other taxable disposition of Elong Class A Ordinary Shares effected within the United States (and, in certain cases, outside the United States), in each case other than U.S. Holders that are exempt recipients (such as corporations). Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent of the U.S. Holder’s broker) or is otherwise subject to backup withholding. Any redemptions treated as dividend payments with respect to TMT Ordinary Shares and proceeds from the sale, exchange, redemption or other disposition of Elong Class A Ordinary Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. U.S. Holders should consult their own tax advisors regarding the application of the U.S. information reporting and backup withholding rules.

Backup withholding is not an additional tax. Amounts withheld as backup withholding generally may be credited against the taxpayer’s U.S. federal income tax liability, and a taxpayer may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for a refund with the IRS and furnishing any required information.

The preceding discussion of the material U.S. federal tax considerations is for general information purposes only. It is not tax advice to holders of TMT Securities, Elong Class A Ordinary Shares. Each such holder should consult its own tax advisor regarding the particular U.S. federal, state and local, and non-U.S. tax considerations of purchasing, holding, and disposing of TMT Securities, Elong Class A Ordinary Shares, including the consequences of any proposed change in applicable law.

Certain Material Cayman Islands Tax Considerations

The following description is not intended to constitute a complete analysis of all tax consequences relating to the acquisition, ownership and disposition of the Elong Class A Ordinary Shares and should not be construed as legal or professional tax advice. You should consult your own tax advisor concerning the tax consequences of your particular situation, as well as any tax consequences that may arise under the laws of any state, local, foreign or other taxing jurisdiction.

Prospective investors should consult their advisors on the possible tax consequences of investing in our securities under the laws of their country of citizenship, residence or domicile.

Cayman Islands Tax Considerations

The following is a discussion on certain Cayman Islands income tax consequences of an investment in the securities of Elong. The discussion is a general summary of present law, which is subject to prospective and retroactive change. It is not intended as tax advice, does not consider any investor’s particular circumstances, and does not consider tax consequences other than those arising under Cayman Islands law.

113

The Cayman Islands currently levies no taxes on individuals or corporations based upon profits, income, gains or appreciation and there is no taxation in the nature of inheritance tax or estate duty. There are no other taxes likely to be material to TMT or Elong levied by the Government of the Cayman Islands except for stamp duties which may be applicable on instruments executed in, or, after execution, brought within the jurisdiction of the Cayman Islands. The Cayman Islands is a party to a double tax treaty entered with the United Kingdom in 2010 but is otherwise not party to any double tax treaties that are applicable to any payments made to or by TMT or Elong. There are no exchange control regulations or currency restrictions in the Cayman Islands.

Payments of dividends and capital in respect of TMT Ordinary Shares or Elong Class A Ordinary Shares will not be subject to taxation in the Cayman Islands and no withholding will be required on the payment of a dividend or capital to any holder of TMT Ordinary Shares or Elong Class A Ordinary Shares, as the case may be, nor will gains derived from the disposal of TMT Ordinary Shares or Elong Class A Ordinary Shares be subject to Cayman Islands income or corporation tax.

The Cayman Islands enacted the International Tax Co-operation (Economic Substance) Act (2021 Revision) together with the Guidance Notes published by the Cayman Islands Tax Information Authority from time to time. Each of TMT and Elong is required to comply with the economic substance requirements from July 1, 2019 and make an annual report in the Cayman Islands as to whether or not it is carrying on any relevant activities and if it is, it must satisfy an economic substance test.

Anticipated Accounting Treatment

The Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, TMT will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Elong shareholders expecting to have a majority of the voting power of the combined company, Elong comprising the ongoing operations after the merger, Elong’s senior management comprising a majority of the governing body of the combined company, Elong’s senior management comprising the senior management of the combined company, and Elong nominating a majority of the members of the board of directors pursuant to the Business Combination Agreement. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Elong issuing share for the net assets of TMT, accompanied by a recapitalization. The net assets of TMT will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Elong.

Regulatory Matters

The Business Combination and the transactions contemplated by the Business Combination Agreement are not subject to any federal or state regulatory requirement or approval, except for (1) the filings and registration with the Cayman Islands Registrar of Companies and the payment of the applicable fees under the Cayman Companies Act necessary to effectuate the Business Combination, and (2) the PRC regulatory permission for the Business Combination as set forth below.

PRC Approvals of and Filings Required for the Business Combination

As of the date of this proxy statement/prospectus, (i) Elong does not believe that it is directly subject to the cybersecurity review of the Cyberspace Administration of China, or the CAC in connection with the Business Combination under current PRC laws, regulations and rules at this stage, as Elong has not processed, and does not anticipate to process in the foreseeable future, personal information of more than one million users or persons and the data Elong handles in its business operations, either by its nature or in scale, does not normally trigger significant concerns over PRC national security; and (ii) Elong has completed the filing procedures in connection with the Business Combination under the Overseas Listing Trial Measures on June 17, 2024 and CSRC published the notification on Elong’s completion of the required filing procedures on the same date on its official website. As of the date of this proxy statement/prospectus, Elong has not been denied for or failed to complete any permissions, approvals or filings required from PRC authorities for the Business Combination. Therefore, Elong believes that it has received all requisite permissions from and completed all filings with PRC authorities in connection with the Business Combination explicitly required under current PRC laws, regulations and rules. However, given (i) the uncertainties of interpretation and implementation of relevant laws and regulations and the enforcement practice by relevant government authorities, (ii) the PRC government has significant oversight and control over the conduct of Elong’s business, and (iii) the rapid evolvement of PRC laws, regulations, and rules which may be preceded with little advance notice, Elong cannot assure you that new rules or regulations promulgated in the future will not impose any additional requirement on Elong and New Elong following the consummation of the Business Combination or otherwise tightens the regulations on overseas listing of PRC domestic companies.

On June 10, 2021, the SCNPC promulgated the PRC Data Security Law, which took effect in September 2021. The PRC Data Security Law imposes data security and privacy obligations on entities and individuals carrying out data activities and introduces a data classification and hierarchical protection system based on the importance of data in economic and social development, and the degree of harm it will cause to national security, public interests, or legitimate rights and interests of individuals or organizations when such data is tampered with, destroyed, leaked, illegally acquired or used. The PRC Data Security Law also provides for a national security review procedure for data activities that may affect national security and imposes export restrictions on certain data and information. In early July 2021, regulatory authorities in China launched cybersecurity investigations with regard to several China-based companies that are listed in the United States.

On November 14, 2021, the CAC released the Data Security Management Regulations Draft for public comments with the comment period expiring on December 13, 2021. Pursuant to the Data Security Management Regulations Draft, data handlers that process the personal information of more than one million users listing in a foreign country should apply for a cybersecurity review.

114

On December 28, 2021, the CAC, together with 12 other governmental departments of the PRC, jointly promulgated the Measures for Cybersecurity Review (2021), which became effective on February 15, 2022. The Measures for Cybersecurity Review (2021) provides that, in addition to operators of critical information infrastructure that intend to purchase Internet products and services, data handlers engaging in data processing activities that affect or may affect national security must be subject to cybersecurity review by the Cybersecurity Review Office of the PRC. According to the Measures for Cybersecurity Review (2021), a cybersecurity review assesses potential national security risks that may be brought about by any procurement, data processing, or overseas listing. The Measures for Cybersecurity Review (2021) further requires that critical information infrastructure operators and data processing operators that possess personal data of at least one million users must apply for a review by the Cybersecurity Review Office of the PRC before conducting listings in foreign countries.

Elong does not believe that it is directly subject to the cybersecurity review of the Cyberspace Administration of China, or the CAC in connection with the Business Combination under current PRC laws, regulations and rules at this stage, as Elong has not processed, and does not anticipate to process in the foreseeable future, personal information of more than one million users or persons and the data Elong handles in its business operations, either by its nature or in scale, does not normally trigger significant concerns over PRC national security. Elong’s business does not involve the collection of user data, implicate cybersecurity, or involve any other type of restricted industry and Elong does not believe it is an “operator of critical information infrastructure”, “online platform operators” or “data handler” as mentioned above. However, since the Measures for Cybersecurity Review (2021) was newly adopted and the Data Security Management Regulations Draft is in the process of being formulated, it cannot be determined how it will be interpreted, amended and implemented by the relevant PRC governmental authorities. Thus, Elong cannot assure that it will not be deemed an “operator of critical information infrastructure”, “online platform operators” or “data handler” as mentioned above. For more detailed information, see “Risk Factors — Risks Related to Doing Business in China — The approval of and the filing with CAC or other PRC government authorities may be required in connection with Elong’s and following the consummation of the Business Combination, New Elong’s capital raising activities under PRC laws, and, if required, Elong and New Elong following the consummation of the Business Combination cannot predict whether it will be able or how long it will take to obtain such approval or complete such filing.”

On February 17, 2023, the CSRC promulgated the Overseas Listing Trial Measures and circulated five supporting guidelines, which became effective on March 31, 2023. According to the Overseas Listing Trial Measures, PRC domestic companies that seek to offer and list securities in overseas markets, either in direct or indirect means, are required to fulfill the filing procedure with the CSRC and report relevant information. The Overseas Listing Trial Measures also provides that if the issuer meets both the following criteria, the overseas securities offering and listing conducted by such issuer will be deemed an indirect overseas offering by PRC domestic companies: (1) any of the total assets, net assets, revenues or profits of the domestic operating entities of the issuer in the most recent accounting year accounts for more than 50% of the corresponding figure in the issuer’s audited consolidated financial statements for the same period; and (2) its major operational activities are carried out in China or its main places of business are located in China, or the senior managers in charge of operation and management of the issuer are mostly Chinese citizens or are domiciled in China.

In addition, the Overseas Listing Trial Measures provides that the direct or indirect overseas listings of the assets of domestic companies through one or more acquisitions, share swaps, transfers or other transaction arrangements shall be subject to filing procedures in accordance with the Overseas Listing Trial Measures, which filing shall be submitted within three business days after the issuer submits its application documents relating to the initial public offering and/or listing or after the first public announcement of the relevant transaction (if the submission of relevant application documents is not required). Guidance for Application of Regulatory Rules – Overseas Offering and Listing No. 1, promulgated by CSRC together with the Overseas Listing Trial Measures, provides that if a domestic enterprise completes an overseas offering through an overseas special purpose acquisition company, it shall submit the filing materials within three business days after such overseas special purposes acquisition company publicly announces such acquisition transaction.

Furthermore, on February 24, 2023, the CSRC revised the Provisions on Strengthening the Management of Confidentiality and Archives Related to the Overseas Issuance of Securities and Overseas Listing by Domestic Companies which were issued in 2009, or the Archives Rules. The revised Archives Rules came into effect together with the Overseas Listing Trial Measures on March 31, 2023. The revised Archives Rules expand their application to cover indirect overseas offering and listing, stipulating that a domestic company which plans to publicly disclose any documents and materials containing state secrets or working secrets of government agencies, shall first obtain approval from competent authorities according to law, and file with the secrecy administrative department at the same level.

115

As of the date of this proxy statement/prospectus, based on the facts that (i) the total assets, net assets, revenues and profits of PRC Entities accounts for more than 50% of Elong’s corresponding figures in the most recent accounting year and (ii) Elong’s major operational activities are carried out in China, Elong believes that it will be required to file with the CSRC in accordance with the Overseas Listing Trial Measures with respect to the Business Combination and must complete the filing before the completion of the Business Combination. As of the date of this proxy statement/prospectus, other than correspondence with the CSRC in connection with the CSRC filing procedures, Elong has not received any formal inquiry, notice, warning, sanction, or any regulatory objection from the CSRC with respect to this Business Combination. Elong completed the filing procedures in connection with the Business Combination under the Overseas Listing Trial Measures on June 17, 2024 and CSRC published the notification on Elong’s completion of the required filing procedures on the same date on its official website. However, if the filing procedures with the CSRC under the Overseas Listing Trial Measures are required for any future offerings or any other capital raising activities, Elong cannot assure that it will be able to complete such filings in a timely manner, or even at all. Any failure by Elong to comply with such filing requirements under the Overseas Listing Trial Measures may result in an order to rectify, warnings and fines against Elong and could materially hinder its ability to consummate the Business Combination. For more information, see “Risk Factors — Risks Related to Doing Business in China — The approval of and the filing with the CSRC may be required in connection with the Business Combination and Elong’s future offering under PRC laws. As a result, Elong’s future offering may be contingent upon the completion of such filing procedures, and Elong cannot predict whether Elong will be able to obtain such approval or complete such filing in a timely manner, or even at all.”

Permissions and Approvals Required from the PRC Authorities for Elong’s Operations

Elong conducted its business primarily through its PRC subsidiaries in China. Elong’s operations in China are governed by PRC laws and regulations. As of the date of this proxy statement/prospectus, except as disclosed in this proxy statement/prospectus, Elong’s PRC subsidiaries have obtained and have not been denied for the requisite licenses and permits from the PRC authorities that are required for their business operations in China, including, among others, the Business License, Emission Permit License, Radiation Safety License, Filing Certificate of Construction/Enterprise Investment Projects, Filing Proof for Acceptance of Fire Protection Facilities of Construction Projects, Opinion for Acceptance of Fire Protection Facilities of Construction Projects and Approval of Environmental Impact Report. However, given the uncertainties of interpretation and implementation of relevant laws and regulations and the enforcement practice by relevant government authorities, Elong may be required to obtain additional licenses, permits, filings or approvals for its business operations in the future. If (i) Elong or its subsidiaries do not receive or maintain any permission or approval required of Elong or its subsidiaries, (ii) Elong or its subsidiaries inadvertently concluded that certain permissions or approvals have been acquired or are not required, or (iii) applicable laws, regulations, or interpretations thereof change, and Elong or its subsidiaries become subject to the requirement of additional permissions or approvals in the future, we may have to expend significant time and costs to procure them. If Elong is unable to do so, in a timely manner or otherwise, Elong may become subject to sanctions imposed by the PRC regulatory authorities, which could include fines, penalties, and proceedings against Elong, and other forms of sanctions, and Elong’s ability to conduct its business, invest in mainland China as foreign investments or accept foreign investments, or list on a U.S. or other overseas exchange may be restricted, and Elong’s business, reputation, financial condition, and results of operations may be materially and adversely affected, and the value of Elong Class A Ordinary Shares could significantly decline or become worthless.

Appraisal Rights

Holders of record of TMT Ordinary Shares may have appraisal rights in connection with the Merger under the Cayman Companies Act. For more information, see “Extraordinary General Meeting of TMT Shareholders — Appraisal or Dissenters’ Rights.”

Holders of TMT Ordinary Shares are entitled to give notice to TMT prior to the extraordinary general meeting that they wish to dissent to the Merger and to receive payment of fair market value for his, her or its TMT Ordinary Shares if they follow the procedures set out in the Cayman Companies Act. Since TMT is a SPAC entity with no assets save for the trust proceeds, in practice, this will be largely similar to the redemption price.

Required Vote for Approval with Respect to the Business Combination Proposal

The approval of the Business Combination Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the TMT Ordinary Shares represented in person, virtually or by proxy and entitled to vote thereon and who vote at the extraordinary general meeting. Abstentions and broker non-votes, if any, will not count as votes cast at the extraordinary general meeting and will have no effect on the proposal.

The Business Combination Proposal is conditioned on the approval of the other Condition Precedent Proposals. If the other Condition Precedent Proposals are not approved, this Business Combination Proposal will have no effect, even if approved by the TMT shareholders. In addition, the Business Combination is conditioned on each of the Nasdaq Proposal and the Non-Binding Governance Proposals. If such proposals are not approved, the Business Combination will not be consummated, unless the corresponding condition in the Business Combination Agreement is waived by the applicable parties to the Business Combination Agreement.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, as an ordinary resolution, that (i) the Amended and Restated Agreement and Plan of Merger, dated as of February 29, 2024 (the “Business Combination Agreement”), by and among TMT, Elong Power Holding Limited, and ELong Power Inc. (a copy of which is attached to the proxy statement/prospectus as Annex A), (ii) the other Transaction Documents (as defined in the Business Combination Agreement), and (iii) the completion of the transactions contemplated by the Business Combination Agreement and such Transaction Documents, in accordance with the terms and subject to the conditions set forth in the Business Combination Agreement and such Transaction Documents, be approved in all respects.”

Recommendation of the Board

THE TMT BOARD RECOMMENDS THAT TMT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

The existence of financial and personal interests of one or more of TMT’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of TMT and its shareholders and what he, she or they may believe is best for himself, herself, or themselves in determining to recommend that shareholders vote for the proposals. In addition, TMT’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1: The Business Combination Proposal — Interests of TMT’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

116

PROPOSAL 2: THE MERGER AND CHARTER PROPOSAL

Overview

As part of the Business Combination, Merger Sub will merge with and into TMT, with TMT continuing as the Surviving Company. Approval of the Merger and Charter Proposal requires a special resolution under Cayman Islands law, being a resolution passed by at least two-thirds of shareholders entitled to vote, in person or by proxy, at the Shareholder Meeting. Because the Merger and Charter Proposal is a condition to completion of the Business Combination under the Business Combination Agreement, if the Merger and Charter Proposal is not approved by shareholders, the Business Combination will not occur.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, that (i) the plan of merger to be filed with the Registrar of Companies of the Cayman Islands, a copy of which is attached to the proxy statement/prospectus as Annex B-1, and the transactions contemplated thereunder, including, without limitation, that Merger Sub shall merge with and into TMT with TMT being the surviving company, be and are hereby adopted and approved and authorized in all respects, and (ii) the amended and restated memorandum and articles of association of TMT currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the proposed amended and restated memorandum and articles of association of the surviving company of the Merger, the form of which is attached the proxy statement/prospectus as Annex B-2, with effect from the effective time of the Merger.”

Vote Required for Approval

Approval of the Merger and Charter Proposal requires a special resolution under Cayman Islands law, being a resolution passed by at least two-thirds of shareholders entitled to vote, in person or by proxy, at the Shareholder Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum but will have no effect on the Merger and Charter Proposal. Because shareholder approval of the Merger and Charter Proposal is a condition to completion of the Business Combination under the Business Combination Agreement, if the Merger and Charter Proposal is not approved by the shareholders, the Business Combination will not occur.

Adoption of the Merger and Charter Proposal is conditioned upon the adoption of the other Condition Precedent Proposals. If the other Condition Precedent Proposals are not approved, this Merger and Charter Proposal will have no effect, even if approved by the TMT shareholders.

Recommendation of the Board

THE TMT BOARD UNANIMOUSLY RECOMMENDS THAT TMT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE MERGER AND CHARTER PROPOSAL.

117

PROPOSAL 3: THE NTA PROPOSAL

Overview

The NTA Proposal is a proposal to approve and adopt an amendment to TMT’s current third amended and restated memorandum and articles of association, by deletion of (i) the sentence”, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets (after payment of the deferred underwriting commissions) to be less than US$5,000,001” at the end of Article 37.2(b) and (ii) the sentence”, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001” at the end of Article 37.6, which currently restricts consummation of a shareholder redemption offer in connection with a tender offer or a vote held to approve a proposed business combination if the redemptions made would cause TMT’s net tangible assets to be less than US$5,000,001 (the “NTA Amendment”). The purpose of this amendment is to remove the prohibition on redemptions of TMT Ordinary Shares in an amount that causes TMT’s NTA to be less than $5,000,001 in connection with any vote held to approve a proposed business combination. This amendment would become effective immediately prior to the consummation of the proposed Business Combination.

If the NTA Proposal is approved, TMT may fail to meet the continued listing requirements of NASDAQ which could result in an inability to list TMT or Elong securities on NASDAQ and could thus affect the consummation of the Business Combination or, in the event the condition to be listed on NASDAQ as required by the Business Combination Agreement is waived, require the post-Business Combination company to comply with the “penny stock” rules. For more details, see “Risk Factors — Risks Related to TMT Business and the Business Combination.”

Approval of the NTA requires a special resolution under Cayman Islands law, being a resolution passed by at least two-thirds of shareholders entitled to vote, in person or by proxy, at the Shareholder Meeting. Because the NTA Proposal is a condition to completion of the Business Combination, if the NTA Proposal is not approved by TMT’s shareholders, the Business Combination will not occur.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, that (i) the sentence”, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets (after payment of the deferred underwriting commissions) to be less than US$5,000,001” at the end of Article 37.2(b) and (ii) the sentence”, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001” at the end of Article 37.6, in each case, of TMT’s current third amended and restated articles of association, which currently restricts consummation of a shareholder redemption offer in connection with a tender offer or a vote held to approve a proposed business combination if the redemptions made would cause TMT’s net tangible assets to be less than US$5,000,001 (the “NTA Amendment”), be deleted with immediate effect. “

Vote Required for Approval

Approval of the NTA Proposal requires a special resolution under Cayman Islands law, being a resolution passed by at least two-thirds of shareholders entitled to vote, in person or by proxy, at the Shareholder Meeting. Abstentions will be counted as present for the purpose of determining a quorum but will have no effect on the NTA Proposal. Because shareholder approval of the NTA Proposal is a condition to completion of the Business Combination, if the NTA Proposal is not approved by the shareholders, the Business Combination will not occur.

Adoption of the NTA Proposal is conditioned upon the adoption of the other Condition Precedent Proposals. If the other Condition Precedent Proposals are not approved, this NTA Proposal will have no effect, even if approved by TMT’s shareholders.

Why TMT Needs Shareholder Approval

TMT shareholders are being asked to adopt the proposed amendments to TMT’s current third amended and restated memorandum and articles of association prior to the Closing, which, in the judgment of the TMT Board, may facilitate the consummation of the Business Combination. TMT’s current third amended and restated memorandum and articles of association limits TMT’s ability to redeem TMT Ordinary Shares in connection with a business combination, if such redemptions would cause TMT to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the TMT Ordinary Shares are not deemed to be “penny stocks” pursuant to Rule 3a51-1 under the Exchange Act. Because the TMT Ordinary Shares should not be deemed to be “penny stocks” as such securities are listed on a national securities exchange, TMT is presenting the NTA Proposal to facilitate the consummation of the Business Combination. The prohibition on redemptions of TMT Ordinary Shares in an amount that would cause TMT’s NTA to be less than $5,000,001 in connection with any vote held to approve a proposed business combination will apply in connection with the Business Combination Proposal unless TMT’s current third amended and restated memorandum and articles of association are amended to remove such prohibition (whether pursuant to the NTA Amendment or otherwise). If the Business Combination is consummated, then TMT’s current third amended and restated memorandum and articles of association, as amended by the NTA Amendment if the NTA Proposal is approved, will be further amended and restated in their entirety in connection with the Closing of the Business Combination.

Recommendation of the Board

THE TMT BOARD UNANIMOUSLY RECOMMENDS THAT TMT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NTA PROPOSAL.

118

PROPOSAL 4: THE NASDAQ PROPOSAL

Overview

The Nasdaq Proposal is a proposal to approve, for the purposes of complying with the applicable provisions of the Nasdaq Stock Exchange Listing Rules 5635(a) and (b), the issuance of TMT Ordinary Shares in connection with the Merger pursuant to the Business Combination Agreement. The Business Combination is conditioned upon the approval of the Nasdaq Proposal, subject to the terms of the Business Combination Agreement. Notwithstanding the approval of the Nasdaq Proposal, if the Business Combination is not consummated for any reason, the actions contemplated by the Nasdaq Proposal will not be effected.

Why TMT Needs Shareholder Approval

Under Nasdaq Listing Rule 5635(a), shareholder approval is required prior to the issuance of ordinary shares or of securities convertible into or exercisable for ordinary shares, in connection with the acquisition of the shares/stock or assets of another company if such securities are not issued in a public offering and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities (or securities convertible into or exercisable for ordinary shares); or (B) the number of ordinary shares to be issued is or will be equal to or in excess of 20% of the number of ordinary shares outstanding before the issuance of the shares or securities.

Additionally, under Nasdaq Listing Rule 5635(b), shareholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the registrant.

TMT currently has 6,429,615 TMT Ordinary Shares issued and outstanding, after taking into account redemptions in connection with the Extension Amendment.

Pursuant to the Business Combination Agreement, by virtue of the Merger of Merger Sub with and into TMT, TMT will become a subsidiary of Elong through the issuance by TMT of one TMT Ordinary Share to Elong. The TMT Ordinary Share issued to Elong will represent 100% of the outstanding TMT Ordinary Shares after the Merger and the issuance of such share will result in a change of control of TMT

Effect of Proposal on Current Shareholders

If the Nasdaq Proposal is adopted and the Business Combination is consummated, 100% of the outstanding TMT Ordinary Shares will be held by Elong. As a result, TMT will become a subsidiary of Elong and will undergo a change of control TMT’s shareholders will become Elong shareholders as a result of the Business Combination, as described under “The Business Combination Proposal” above.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that, for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, the issuance of TMT Ordinary Shares in connection with the Merger be approved in all respects.”

Vote Required for Approval

Approval of the Nasdaq Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by the affirmative vote of a majority of the shareholders entitled to vote, in person or by proxy, at the Shareholder Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum but will have no effect on the Nasdaq Proposal.

Adoption of the Nasdaq Proposal is conditioned upon the adoption of the Condition Precedent Proposals. If the Condition Precedent Proposals are not approved, this Nasdaq Proposal will have no effect, even if approved by the TMT shareholders.

Recommendation of the Board

THE TMT BOARD UNANIMOUSLY RECOMMENDS THAT TMT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NASDAQ PROPOSAL.

119

PROPOSAL 5: THE NON-BINDING GOVERNANCE PROPOSALS

Overview

TMT is requesting that the TMT shareholders consider and vote upon, on a non-binding advisory basis, proposals to approve certain governance provisions contained in New Elong’s M&A that differ from TMT’s M&A and materially affect TMT shareholders’ rights. This non-binding advisory vote is not otherwise required by Cayman Islands law and is separate and apart from the Business Combination Proposal, but consistent with SEC guidance, TMT is submitting each of these provisions to its shareholders for approval as a separate Non-Binding Governance Proposal. Regardless of the outcome of the vote on the Non-Binding Governance Proposals, New Elong’s M&A will take effect upon the consummation of the Business Combination.

In the Business Combination Agreement, TMT, Elong, and Merger Sub agreed that, at the Closing, Elong would amend its existing memorandum and articles of association to be substantially in the form agreed between the parties, which form is set forth as Annex C to this proxy statement/prospectus. There are certain material differences in the rights of TMT shareholders prior to the Business Combination and under TMT’s M&A as compared to the rights of TMT shareholders after the Business Combination under New Elong’s M&A. The following table sets forth a summary of the principal differences between TMT’s M&A and New Elong’s M&A. This summary is qualified by reference to the complete text of New Elong’s M&A. You are encouraged to read New Elong’s M&A in their entirety for a more complete description of the terms of New Elong’s M&A.

	TMT’s M&A	New Elong’s M&A
Share Capital	The authorised share capital of the TMT is US$15,100 divided into 1,000,000 Preference Shares of par value US$0.0001 each and 150,000,000 Ordinary Shares of par value US$0.0001 each.	The authorised share capital of New Elong is US$50,000 divided into 5,000,000,000 shares of a par value of US$0.00001 each, comprising 4,000,000,000 class A ordinary shares of a par value of US$0.00001 each (referred to as the “Elong Class A Ordinary Shares”) and 1,000,000,000 class B ordinary shares of a par value of US$0.00001 each (referred to as the “Elong Class B Ordinary Shares”).

Classes of Ordinary Shares	There is one class of ordinary shares. Every shareholder of TMT has one vote for each share he holds, unless any share carries special voting rights.

New Elong’s M&A provides for a dual class structure, comprised of Elong Class A Ordinary Shares and Elong Class B Ordinary Shares. The classes are substantially identical, except for the voting and conversion rights.

Holders of Class A Ordinary Shares and Class B Ordinary Shares shall at all times vote together as one class on all resolutions submitted to a vote by the shareholders of New Elong. Each Class A Ordinary Share shall entitle the holder thereof to one (1) vote on all matters subject to vote at general meetings of New Elong, and each Class B Ordinary Share shall entitle the holder thereof to fifty (50) votes on all matters subject to vote at general meetings of New Elong. In no event shall Class A Ordinary Shares be convertible into Class B Ordinary Shares.

Each Class B Ordinary Share is convertible into one (1) Class A Ordinary Share at any time at the option of the holder thereof.

120

	TMT’s M&A	New Elong’s M&A
Shareholder Meetings; Quorum

All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it. To the extent required by the rules and regulations of the designated stock exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law) be obliged to, in each year hold any other general meeting.

Annual general meetings shall be held in New York, USA or in such other places as the directors may determine.

At least five (5) clear days’ notice shall be given of any general meeting, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of TMT’s M&A regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

● in the case of an annual general meeting, by all of the shareholders entitled to attend and vote thereat; and

All general meetings other than annual general meetings shall be called extraordinary general meetings.

New Elong may (but shall not be obliged to) in each calendar year hold a general meeting as its annual general meeting and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as may be determined by the directors. At these meetings the report of the directors (if any) shall be presented.

At least seven (7) calendar days’ notice shall be given for any general meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify the place, the day and the hour of the meeting and the general nature of the business and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by New Elong, provided that a general meeting of New Elong shall, whether or not the notice specified in the New Elong’s M&A has been given and whether or not the provisions of the New Elong’s M&A regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

● in the case of an annual general meeting, by all the shareholders (or their proxies) entitled to attend and vote thereat; and

121

	TMT’s M&A	New Elong’s M&A

● in the case of an extraordinary general meeting, by a majority in number of the shareholders having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the shares giving that right.

Every notice shall specify, among other things, the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company.

One or more shareholders who together hold not less than one-third of the shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum; provided that a quorum in connection with any meeting that is convened to vote on a business combination or any meeting convened with regards to an amendment described in article 37.9 of TMT’s M&A shall be a majority of the shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy.

● in the case of an extraordinary general meeting, by holders of two-thirds (2/3) of the shareholders having a right to attend and vote at the meeting, present at the meeting or, in the case of a corporation or other           non-natural person, represented by its duly authorised representative or proxy.

One or more shareholders holding shares which carry in aggregate (or representing by proxy) not less than one-third (1/3) of all votes attaching to all shares in issue and entitled to vote at such general meeting, present at the meeting, shall be a quorum for all purposes.

Shareholder Written Resolutions Without Meeting	Written resolution of shareholders shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held, if (i) all Members entitled so to vote are given notice of the resolution as if the same were being proposed at a meeting of Members, (ii) written resolution is signed by all shareholders entitled so to vote; and (iii) the signed document is delivered to TMT, including, if TMT so nominates, by delivery of an electronic record by electronic means to the address specified for that purpose.	A resolution in writing signed by all the shareholders for the time being entitled to receive notice of and to attend and vote at general meetings of New Elong (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of New Elong duly convened and held.

122

	TMT’s M&A	New Elong’s M&A
Inspection of Books and Records	Shareholders generally do not have any rights to inspect any account or book or document of TMT except as conferred by the Cayman Companies Act or authorized by the directors or by way of an ordinary resolution.	The directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of New Elong or any of them shall be open to the inspection of shareholders not being directors, and no shareholder (not being a director) shall have any right to inspect any account or book or document of New Elong except as conferred by law or authorised by the directors or by ordinary resolution.

Removal of Directors	After an initial business combination, TMT may by ordinary resolution remove any director.	A director may be removed from office by ordinary resolution (except (A) when Ms. Xiaodan Liu beneficially owns less than one-half (1/2) of the total voting rights of New Elong, a director may only be removed from office by special resolution and (B) with regard to the removal of a director who is the chairman, who may be removed from office by special resolution), notwithstanding anything in the New Elong’s M&A or in any agreement between New Elong and such director (but without prejudice to any claim for damages under such agreement).

Appointment of Directors	After the closing of a business combination, TMT may by ordinary resolution appoint any person to be a director. The directors shall have power at any time to appoint any person who is willing to act as a director, either to fill a vacancy or as an additional director. All directors shall hold office for a term of two years from appointment and shall hold office until the expiration of their respective terms of office, or until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation or removal.

New Elong may by ordinary resolution appoint any person to be a director.

The board may, by the affirmative vote of a simple majority of the remaining directors present and voting at a board meeting, appoint any person as a director, to fill a casual vacancy on the board.

Classified or Staggered Boards	TMT’s M&A does not provide for a classified Board of Directors.	New Elong’s M&A does not provide for a classified board of directors.

Exclusive Forum	TMT’s M&A does not include an exclusive forum provision.	New Elong’s M&A provides that, unless New Elong consents in writing to the selection of an alternative forum, the United States District Court for the Southern District of New York (or, if the United States District Court for the Southern District of New York lacks subject matter jurisdiction over a particular dispute, the state courts in New York County, New York) shall be the exclusive forum within the United States for the resolution of any complaint asserting a cause of action arising out of or relating in any way to the federal securities laws of the United States, regardless of whether such legal suit, action, or proceeding also involves parties other than New Elong.

123

Resolution to be Voted Upon

The Non-Binding Governance Proposals to be voted on by TMT shareholders are as follows:

Proposal 5A: Authorised Share Capital

New Elong’s M&A provides for authorised share capital of New Elong of US$50,000 divided into 5,000,000,000 shares of a par value of US$0.00001 each, comprising 4,000,000,000 class A ordinary shares of a par value of US$0.00001 each and 1,000,000,000 class B ordinary shares of a par value of US$0.00001 each. TMT’s authorized share capital, on the other hand, is US$15,100 divided into 150,000,000 TMT Ordinary Shares of a par value $0.0001 each and 1,000,000 preference shares of par value $0.0001 each.

The greater number of authorised number of shares is desirable for Elong to have sufficient shares for the issuances to the TMT shareholders in the Merger, and for issuances upon exercise of the Elong Warrants, and to have enough additional authorized shares for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances, for share dividends and share splits, and for the 2024 Equity Plan and other compensatory purposes. Except for issuances to the TMT shareholders pursuant to the Business Combination Agreement and issuances pursuant to the Elong Warrants, Elong currently has no such plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized shares for such purposes.

Proposal 5B: Dual Class Structure

New Elong’s M&A provides for a dual class structure, comprised of Elong Class A Ordinary Shares and Elong Class B Ordinary Shares. The two classes are substantially identical, except for the voting and conversion rights. Holders of Class A Ordinary Shares and Class B Ordinary Shares shall at all times vote together as one class on all resolutions submitted to a vote by the shareholders of New Elong. Each Class A Ordinary Share shall entitle the holder thereof to one (1) vote on all matters subject to vote at general meetings of New Elong, and each Class B Ordinary Share shall entitle the holder thereof to fifty (50) votes on all matters subject to vote at general meetings of New Elong. In no event shall Class A Ordinary Shares be convertible into Class B Ordinary Shares. Each Class B Ordinary Share is convertible into one (1) Class A Ordinary Share at any time at the option of the holder thereof. All the issued and outstanding Elong Class B Ordinary Shares are held by the Supporting Shareholder. TMT, on the other hand, has a single class of ordinary shares.

Elong, through its operating subsidiaries, is committed to the research and development, manufacturing, sales and service of high-power lithium-ion batteries for electric vehicles and construction machinery, as well as large-capacity, long-cycle lithium-ion batteries for energy storage systems. Elong believes that the dual class structure allows it to focus on its mission and long-term success. Accordingly, the New Elong Board believes that the dual class structure will create the most value for its shareholders over the long term.

Proposal 5C: Exclusive Forum Provision

New Elong’s M&A provides that, unless New Elong consents in writing to the selection of an alternative forum, the United States District Court for the Southern District of New York (or, if the United States District Court for the Southern District of New York lacks subject matter jurisdiction over a particular dispute, the state courts in New York County, New York) shall be the exclusive forum within the United States for the resolution of any complaint asserting a cause of action arising out of or relating in any way to the federal securities laws of the United States, regardless of whether such legal suit, action, or proceeding also involves parties other than New Elong. TMT’s M&A, on the other hand, includes no such provision.

While this provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with under the federal securities laws, which may discourage lawsuits with respect to such claims, without such a provision (or if such a provision is found inapplicable or unenforceable), New Elong may incur additional costs associated with resolving such action in other jurisdictions, which could harm New Elong’s business, operating results and financial condition.

Proposal 5D: Removal of SPAC Provisions

TMT’s M&A includes various provisions applicable only to special purpose acquisition companies (such as the obligation to dissolve and liquidate if a business combination is not consummated within a certain period of time). New Elong’s M&A does not include such provisions, which will not be applicable after the Business Combination.

124

Risks Associated with the Non-Binding Governance Proposals

Notwithstanding the benefits described above, the existence of the Elong Class B Ordinary Shares and the authorised but unissued Elong Ordinary Shares may render it more difficult to, or may discourage an attempt to, obtain control of New Elong and thereby protect continuity of or entrench its management, which may adversely affect the market price of New Elong’s securities. If, in the due exercise of its fiduciary duties, for example, the New Elong Board were to determine that a takeover proposal were not in the best interests of New Elong, such shares could be issued by the New Elong Board without the approval of the shareholders in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent shareholder group, by creating a substantial voting block in institutional or other hands that might support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. Similarly, the super-voting rights of the Elong Class B Ordinary Shares will prevent a buyer from obtaining control of New Elong without first obtaining the agreement of the holder of such shares, which is likely dissuade takeover attempts.

Vote Required for Approval

The Non-Binding Governance Proposals are non-binding and are not conditioned on the approval of any other Proposal set forth in this proxy statement/prospectus. Accordingly, regardless of the outcome of the vote on the Non-Binding Governance Proposals, TMT, Elong, and Merger Sub intend that New Elong’s M&A will take effect as soon as possible following the Business Combination.

Adoption of the Non-Binding Governance Proposals is conditioned upon the adoption of the Condition Precedent Proposals. If the Condition Precedent Proposals are not approved, this Non-Binding Governance Proposals will have no effect, even if approved by the TMT shareholders.

Recommendation of the Board

THE TMT BOARD UNANIMOUSLY RECOMMENDS THAT TMT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NON-BINDING GOVERNANCE PROPOSALS.

The existence of financial and personal interests of one or more of TMT’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of TMT and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, TMT’s officers may have interests in the Business Combination that conflict with your interests as a shareholder. See the section entitled “Proposal No. 1: The Business Combination Proposal — Interests of TMT’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

125

PROPOSAL 6: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal is a proposal to approve, by ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if it is determined by the officer presiding over the extraordinary general meeting that more time is necessary for TMT to consummate the Merger and the other transactions contemplated by the Business Combination Agreement. The presiding officer may elect whether to present the Adjournment Proposal. If the Adjournment Proposal is presented to the extraordinary general meeting and is approved by the shareholders, the presiding officer may adjourn the extraordinary general meeting, for example, in order to permit further solicitation of proxies and votes that would increase the likelihood of obtaining a favorable vote on the proposals presented at the extraordinary general meeting, or in order to reduce the number of Public Shares with respect to which Public Shareholders have exercised their redemptions.

Consequences if the Adjournment Proposal is Not Approved

Under applicable SEC rules, discretionary authority may not be exercised to vote in favor of an adjournment proposal. Accordingly, if the Adjournment Proposal is presented to the extraordinary general meeting and is not approved by the shareholders, except as described below, the presiding officer may not be able to adjourn the extraordinary general meeting to a later date in the event that the conditions to completion of the Business Combination are not satisfied. For example, the presiding officer may be unable to adjourn the general meeting in the event there are insufficient votes in favor of the Condition Precedent Proposals, or in the event that the number of Public Shares subject to redemption requests would cause TMT’s net tangible assets to be less than $5,000,001 as of the Closing (and either the corresponding requirement in TMT’s M&A has not been removed or the corresponding condition to Closing has not been waived by the parties), or in the event that the combined company would have insufficient remaining Public Shares and Public Shareholders to satisfy the listing requirements of Nasdaq. In such an event, the Business Combination may not be completed.

Even if the Adjournment Proposal is not approved, the extraordinary general meeting may be adjourned in the event a quorum is not present. In addition, under TMT’s M&A, the chairman has the authority to adjourn a meeting at any time, without shareholder action, subject to the chairman’s fiduciary duties.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to constitute a quorum necessary to conduct business at the extraordinary general meeting or to approve one or more proposals at the extraordinary general meeting or to the extent necessary to ensure that any required supplement or amendment to the accompanying proxy statement/prospectus is provided to TMT shareholders be approved.”

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by the affirmative vote of the shareholders entitled to vote, in person or by proxy, at the Shareholder Meeting. Abstentions and broker non-votes, if any, will not count as votes cast at the extraordinary general meeting and will have no effect on the proposal.

The Adjournment Proposal is not conditioned upon any other proposal. If the Adjournment Proposal is presented, the other proposals will not be presented.

Recommendation of the Board

THE TMT BOARD UNANIMOUSLY RECOMMENDS THAT TMT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of one or more of TMT’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of TMT and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, TMT’s officers may have interests in the Business Combination that conflict with your interests as a shareholder. See the section entitled “Proposal No. 1: The Business Combination Proposal — Interests of TMTs Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

126

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

Elong Power Holdings Limited (referred to as “Elong” in this proxy statement/prospectus) and TMT Acquisition Corp (referred to as “TMT” in this proxy statement/prospectus) are providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Business Combination.

The unaudited pro forma condensed combined balance sheet has been prepared from and should be read in conjunction with the following:

●	Elong’s and TMT’s audited historical consolidated balance sheets as of December 31, 2023, as included elsewhere in this proxy statement/prospectus;

The unaudited pro forma condensed combined statement of operations has been prepared and should be read in conjunction with the following:

●	Elong’s and TMT’s audited historical consolidated statements of operations for the year ended December 31, 2023, as included elsewhere in this proxy statement/prospectus.

The unaudited pro forma condensed combined financial statements give effect to the Merger and other events contemplated by Business Combination Agreement as described in this proxy statement/prospectus. The unaudited pro forma condensed combined balance sheet as of December 31, 2023 combines the historical audited consolidated balance sheet of Elong and TMT as of December 31, 2023 giving effect to the transaction as if the Merger and other events contemplated by the Business Combination had been consummated on the beginning of the earliest period presented. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 combines the historical audited consolidated statement of operations of Elong and TMT for the year ended December 31, 2023, giving effect to the transaction as if the Merger and other events contemplated by the Business Combination had been consummated on the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial statements have been prepared for informational purposes only and are not necessarily indicative of what the combined company’s condensed financial position or results of operations actually would have been had the Business Combination been consummated prior to December 31, 2023, nor are they necessarily indicative of future results of operations. In addition, the unaudited pro forma condensed combined financial statements do not purport to project the future financial position or operating results of the combined company.

Description of the Business Combination

On December 1, 2023, TMT, TMT Merger Sub Inc. and Elong entered into an Agreement and Plan of Merger, and on February 29, 2024, TMT, Elong and Merger Sub entered into an Amended and Restated Agreement and Plan of Merger (referred to as the “Business Combination Agreement” in this proxy statement/prospectus), with the intent to effect a business combination transaction pursuant to which Merger Sub will merge with and into TMT (referred to as the “Merger” in this proxy statement/prospectus), with the corporate existence of Merger Sub ceasing, TMT continuing as the surviving company in the Merger and TMT becoming a wholly owned subsidiary of Elong (collectively, referred to as the “Business Combination” in this proxy statement/prospectus). As a result of the Merger, the security holders of TMT will become security holders of Elong, and Elong will continue as the public reporting company.

127

(i) Elong Reverse Share Split and Closing Consideration

Prior to the Closing, Elong will effectuate a reverse share split of Elong Class A Ordinary Shares and Elong Class B Ordinary Shares, such that, immediately thereafter, Elong will have 45,000,000 Ordinary Shares, comprising 39,222,563 Elong Class A Ordinary Shares and 5,777,437 Elong Class B Ordinary Shares issued and outstanding, less the number of shares reserved for issuance upon exercise of the Elong Warrants as the same may be amended by Elong no later than one (1) business day prior to the Closing solely to reflect the exercise of the Elong Warrants pursuant to the warrant agreements (the “Reverse Share Split”).

Upon the Closing, each TMT Ordinary Share will be exchanged for one Elong Class A Ordinary Shares and each TMT Right will be exchanged for 2/10 of one Elong Class A Ordinary Share. Each TMT Unit will be automatically separated into its component securities (i.e., one TMT Ordinary Share and one TMT Right) and such securities will be exchanged for Elong Class A Ordinary Shares as described in the immediately preceding sentence. Any fractional shares will be rounded to the nearest whole share.

Holders of Class A Ordinary Shares and Class B Ordinary Shares shall at all times vote together as one class on all resolutions submitted to a vote by the shareholders of New Elong. Each Class A Ordinary Share shall entitle the holder thereof to one (1) vote on all matters subject to vote at general meetings of New Elong, and each Class B Ordinary Share shall entitle the holder thereof to fifty (50) votes on all matters subject to vote at general meetings of New Elong. All of the Elong Class B Ordinary Shares are held by the Supporting Shareholder.

Three hundred thousand (300,000) Elong Class B Ordinary Shares (the “Indemnification Shares”) will be held in escrow for two years after the Closing as security for certain indemnification obligations of the Supporting Shareholder in favor of the SPAC.

(ii) Elong Warrants

Elong currently has issued and outstanding Elong Warrants to purchase 36,831,228 Elong Class A Ordinary Shares (after giving effect to the Elong Reverse Share Split). Once the current holders of the Elong Warrants have received the required commercial and regulatory approvals in the People’s Republic of China, such holders are required to immediately exercise their respective Elong Warrants for Elong Class A Ordinary Shares. However, some of the Elong Warrants may not be able to be exercised for Warrant Shares prior to the Closing Date, as such approvals may not have been received. For that reason, all or a portion of the Elong Warrants may remain outstanding after the Closing.

(iii) Earnout Shares

At the Effective Time, an additional 9,000,000 SPAC Class B Ordinary Shares (the “Earnout Shares”), shall be issued and held in escrow and will be released to the Supporting Shareholder as earnout consideration, if and to the extent certain revenue-based milestones are achieved by the combined company and its subsidiaries during calendar years 2024 and 2025. In addition, the Supporting Shareholder will be entitled to receive the Earnout Shares in the event there occurs any transaction resulting in a change of control during the period of time that the Earnout Shares are held in escrow.

(iv) Finder Shares

At the Effective Time, 900,000 Elong Class A Ordinary Shares will be issued to Ever Talent Consultants Limited for its services in connection with the Business Combination. On April 21, 2023, TMT signed an engagement letter with Ever Talent Consultants Limited, pursuant to which Ever Talent is entitled to receive the shares upon the closing of the Business Combination.

(v) PIPE

In connection with the Business Combination, Elong has entered into subscription agreements with the PIPE Investors for the purchase of $7,000,000 in Elong Class A Ordinary Shares at a price of $10.00 per share in the PIPE Financing, to be consummated concurrently with the Closing. At the Closing, each PIPE Investor will also enter into the Registration Rights Agreement. Under the subscription agreements, Elong may not issue Elong Ordinary Shares or securities exercisable for, or exchangeable or convertible into Elong Ordinary Shares, for one year after the Closing (subject to certain limited exceptions), without the consent of each PIPE Investor who still holds 20% of the shares originally purchased by it. In addition, in order to induce the PIPE Investors to sign the subscription agreements, the Supporting Shareholder agreed to transfer additional shares to the PIPE Investors after the Closing, so that their effective purchase price per share would be equal to 85% of the then-current market price of the Elong Class A Ordinary Shares on the date the shares are registered for resale or eligible to be sold pursuant to Rule 144 (or on the first anniversary of the Closing, if earlier), but in any event not less than $2.50. None of TMT’s sponsors, directors, officers of their affiliates will be investors in the PIPE.

Accounting for the Business Combination

The Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, TMT will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Elong shareholders expecting to have a majority of the voting power of the combined company, Elong comprising the ongoing operations after the merger, Elong’s senior management comprising a majority of the governing body of the combined company, Elong’s senior management comprising the senior management of the combined company, and Elong nominating a majority of the members of the board of directors pursuant to the Business Combination Agreement. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Elong issuing share for the net assets of TMT, accompanied by a recapitalization. The net assets of TMT will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Elong.

128

Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. Elong and TMT have not had any historical relationship prior to the Business Combination. Accordingly, no transaction accounting adjustments were required to eliminate activities between the companies.

The pro forma condensed combined financial statements have been presented for information purposes only and are not necessarily indicative of what TMT’s and Elong’s financial position or results of operations actually would have been had the transactions been completed as of the dates indicated. In addition, the pro forma data do not purport to project the future financial position or operating results of Elong. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

There is no historical activity with respect to Merger Sub and accordingly, no adjustments were required with respect to this entity in the pro forma combined financial statements.

The unaudited pro forma condensed combined financial information has been prepared assuming (1) a trust account balance of $63,460,478, the balance of the trust account as of December 31, 2023, and (2) three alternative levels of redemption into cash of the TMT Ordinary Shares:

●	Scenario 1 — Assuming no redemptions for cash: This scenario assumes that 1,710,385 Public Shares submitted for redemption and not withdrawn in connection with the Extension Amendment are redeemed, and no additional Public Shares are redeemed upon consummation of the Merger.

●	Scenario 2 — Assuming 50% redemptions for cash: This scenario assumes that 1,710,385 Public Shares submitted for redemption and not withdrawn in connection with the Extension Amendment are redeemed, and an additional 2,144,808 Public Shares are redeemed upon consummation of the Merger, at a redemption price which is projected to be approximately $11.19 per share.

●	Scenario 3 — Assuming maximum redemptions for cash: This scenario assumes that 1,887,023 Public Shares submitted for redemption in connection with the Extension Amendment are redeemed, and all remaining outstanding Public Shares are redeemed upon consummation of the Merger, at a redemption price which is projected to be approximately $11.19 per share.

The following summarizes the pro forma capitalization of the combined company expected immediately following the Closing, presented under the three redemption scenarios:

Pro forma Capitalization under Three Redemption Scenarios
	Scenario 1		Scenario 2		Scenario 3
	Assuming No		Assuming 50%		Assuming Maximum
	Redemptions		Redemptions		Redemptions

TMT public stockholders	4,289,615	6.8%	2,144,808	3.5%	0	0.0%
Shares of TMT public stockholders issuable upon conversion of TMT Rights at closing	1,200,000	1.9%	1,200,000	2.0%	1,200,000	2.0%
TMT Sponsors and its permitted transferees	1,870,000	3.0%	1,870,000	3.1%	1,870,000	3.2%
Shares of TMT founders and its permitted transferees issuable upon conversion of TMT founder rights	74,000	0.1%	74,000	0.1%	74,000	0.1%
TMT underwriter shares	270,000	0.4%	270,000	0.4%	270,000	0.5%
Finder shares	900,000	1.4%	900,000	1.5%	900,000	1.5%
Shares underlying Sponsor’s convertible notes	30,000	0.0%	30,000	0.0%	30,000	0.1%
Shares issuable upon conversion of TMT Rights underlying Sponsor’s convertible notes	6,000	0.0%	6,000	0.0%	6,000	0.0%
Elong Class A and B Ordinary Shares	45,000,000	71.0%	45,000,000	73.5%	45,000,000	76.2%
Elong Earnout shares	9,000,000	14.2%	9,000,000	14.7%	9,000,000	15.2%
PIPE Investors	700,000	1.1%	700,000	1.1%	700,000	1.2%
Total shares at closing	63,339,615	100.0%	61,194,808	100.0%	59,050,000	100.0%

The share percentages set forth above with respect to Elong Ordinary Shares includes the shares originally issued to shareholders of Elong (as adjusted for the Elong Reverse Share Split), the Warrant Shares issuable to the holders of the Elong Warrants, assuming the warrant holders having exercised all of their warrants upon the completion of the ODI Approvals (as adjusted for the Elong Reverse Share Split), and the Earnout Shares. Because each Elong Class B Ordinary Share will entitle the holder thereof to 50 votes on all matters subject to vote at general meetings of New Elong, the Elong shareholders will hold the following percentage of the outstanding voting power immediately after Closing: 97.3% in the no redemption scenario, 97.9% in the 50% redemption scenario, and 98.5% in the maximum redemption scenario.

129

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2023

			Scenario 1			Scenario 2			Scenario 3
					Assuming No			Assuming 50%			Assuming Maximum
	Elong	TMT Acquisition Corp	Transaction		Redemptions into Cash	Additional Transaction		Redemptions into Cash	Additional Transaction		Redemptions into Cash
	As of December 31, 2023	As of December 31, 2023	Accounting adjustments	Note 3	Pro Forma Combined	Accounting adjustments	Note 3	Pro Forma Combined	Accounting adjustments	Note 3	Pro Forma Combined

ASSETS

Current assets:
Cash and cash equivalents	$756	$46,778	$63,460,478	A	$48,901,860	$(24,000,396)	C	$24,901,464	$(24,000,396)	D	$901,068
			7,000,000	F
			(10,000)	N
			(2,756,943)	N
			300,000	O
			(19,139,208)	P
Restricted cash	307,826	-			307,826			307,826			307,826
Notes receivable	15,493	-			15,493			15,493			15,493
Accounts receivable, net	1,203,375	-			1,203,375			1,203,375			1,203,375
Inventories	2,813,699	-			2,813,699			2,813,699			2,813,699
Amounts due from related parties	249				249			249			249
Prepaid expenses and other current assets	1,114,474	59,531			1,174,005			1,174,005			1,174,005
Deferred closing costs	231,316	-	(231,316)	E	-			-			-
Total current assets	5,687,188	106,309			54,416,507			30,416,111			6,415,715
Investments held in Trust Account	-	63,460,478	(63,460,478)	A	-			-			-
Long term accounts receivable	1,823,187	-			1,823,187			1,823,187			1,823,187
Property, plant and equipment, net	13,160,396	-			13,160,396			13,160,396			13,160,396
Operating lease right-of-use assets	16,607,520	-			16,607,520			16,607,520			16,607,520
Finance lease right-of-use assets	126,201	-			126,201			126,201			126,201
Other non current assets	98,593				98,593			98,593			98,593
Total assets	37,503,085	63,566,787			86,232,404			62,232,008			38,231,612

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities:
Short term loans	1,143,565	-			1,143,565			1,143,565			1,143,565
Short term loans-related parties	563,388				563,388			563,388			563,388
Current portion of long-term loan payable	492,965	-			492,965			492,965			492,965
Accounts and notes payable	1,785,305	-			1,785,305			1,785,305			1,785,305
Amounts due to related parties	160,438	10,000	(10,000)	N	160,438			160,438			160,438
Contract liabilities	3,893,986	-			3,893,986			3,893,986			3,893,986
Accrued expenses and other current liabilities	3,190,837	399,020	(399,020)	N	3,190,837			3,190,837			3,190,837

Product warrant provision-current	2,008,484	-			2,008,484			2,008,484			2,008,484
Operating lease liability-current	1,578,006	-			1,578,006			1,578,006			1,578,006
Finance lease liability-current	155,842	-			155,842			155,842			155,842
Total current liabilities	14,972,816	409,020			14,972,816			14,972,816			14,972,816
Long-term loans	246,482	-			246,482			246,482			246,482
Product warrant provision-non current	916,586	-			916,586			916,586			916,586
Operating lease liability-non current	20,388,865	-			20,388,865			20,388,865			20,388,865
Finance liability-non current	-	-			-			-			-
Total liabilities	36,524,749	409,020			36,524,749			36,524,749			36,524,749

Commitments and contingencies

TMT-Ordinary shares subject to possible redemption		63,460,478	(63,460,478)	B	-			-			-
			-					-			-
Stockholder’ s (deficit) equity					-			-			-
TMT-Preferred shares	-	-			-			-			-
TMT-Ordinary shares	-	214	(214)	G	-			-			-
Elong Power-Class A ordinary shares	68	-			621	0		600			579
			43	B		(21)	C		(21)	D
			1,144	H
			9	I
			34	J
			(731)	K
			0	O
			(17)	P
New Elong common stock, par value $0.0001 per share; none issued and outstanding as of December 31, 2023			70	F
Elong Power- Class B ordinary shares	165	-			57	0		57			57
			(108)	K
Additional paid-in capital	38,502,737	-	6,999,930	F	98,589,534			74,589,159			50,820,101
			63,460,435	B					$(24,000,374)	D
			(231,316)	E					231,316	E
			214	G		(24,000,374)	C
			(1,144)	H
			8,999,991	I
			(34)	J
			838	K
			(302,925)	L
			300,000	O
			(19,139,191)	P
Statutory Reserve	708,470	-			708,470			708,470			708,470
Retained Earnings (Accumulated Deficit)	(38,790,191)	(302,925)			(50,148,115)			(50,148,115)			(50,379,431)
									(231,316)	E
			(9,000,000)	I
			302,925	L
			(2,357,924)	N
Accumulated other comprehensive loss	557,087				557,087			557,087			557,087
Total stockholder’s equity (deficit)	978,336	(302,711)			49,707,655			25,707,259		*	1,706,863
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	37,503,085	63,566,787			86,232,404			62,232,008			38,231,612

* If, as assumed in the scenario 3, all of TMT’s outstanding Public Shares are redeemed, TMT’s net tangible assets will be below $5,000,001. However, as described elsewhere, the parties are seeking approval of the holders of TMT Ordinary Shares at the extraordinary general meeting to remove from TMT’s M&A the requirement that TMT maintain net tangible assets of at least $5,000,001 as of the Closing and expect to waive the corresponding condition to Closing.

130

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

(Amounts in US$, except for per share data)

			Scenario 1			Scenario 2			Scenario 3
					Assuming No			Assuming 50%			Assuming Maximum
	Elong	TMT Acquisition Corp	Transaction		Redemptions into Cash	Additional Transaction		Redemptions into Cash	Additional Transaction		Redemptions into Cash
	For the year ended December 31, 2023	For the year ended December 31, 2023	Accounting adjustments	Note 3	Pro Forma Combined	Accounting adjustments	Note 3	Pro Forma Combined	Accounting adjustments	Note 3	Pro Forma Combined
	A	B
Revenues
Revenues	$3,162,739	$	$0		$3,162,739	$		$3,162,739	$		$3,162,739
Cost of revenues	(3,563,832)				(3,563,832)			(3,563,832)			(3,563,832)
Cost of revenue – idle capacity	(3,512,954)				(3,512,954)			(3,512,954)			(3,512,954)
Gross loss	(3,914,047)	-			(3,914,047)			(3,914,047)			(3,914,047)
Operating expenses
Selling expenses	(260,287)				(260,287)			(260,287)			(260,287)
General and administrative expenses	(3,197,349)	(690,613)	(2,357,924)	BB	(15,245,886)			(15,245,886)			(15,245,886)
			(9,000,000)	CC
Provision for doubtful accounts	301,002				301,002			301,002			301,002
Research and development expenses	(873,968)				(873,968)			(873,968)			(873,968)
Total operating expenses	(4,030,602)	(690,613)			(16,079,139)			(16,079,139)			(16,079,139)
Loss from operations	(7,944,649)	(690,613)			(19,993,186)			(19,993,186)			(19,993,186)
Other income (expenses)
Interest income	18,656	2,260,478	(2,260,478)	AA	18,656			18,656			18,656
Interest expense	(101,130)	-			(101,130)			(101,130)			(101,130)
Government grant	124,685	-			124,685			124,685			124,685
Other income (expenses)	456,437	-			456,437			456,437			456,437
Total other income, net	498,648	2,260,478			498,648			498,648			498,648
Income (loss) before income tax expense	(7,446,001)	1,569,865			(19,494,538)			(19,494,538)			(19,494,538)
Income tax expense	-	-			-			-			-
Net Income (loss)	(7,446,001)	1,569,865			(19,494,538)			(19,494,538)			(19,494,538)
Other comprehensive income (loss)
Foreign currency translation adjustment	(77,359)				(77,359)			(77,359)			(77,359)
Comprehensive Loss	(7,523,360)				(19,571,897)			(19,571,897)			(19,571,897)

LOSS PER SHARE ATTRIBUTABLE TO ELONG POWER CLASS A AND B ORDINARY SHARES*	$(0.32)				$(0.36)			$(0.38)			$(0.39)
Weighted average shares outstanding, basic and diluted of Elong Power Class A and B ordinary shares	23,383,432		30,656,183	DD	54,039,615	(2,144,808)	EE	51,894,808	(2,144,808)	FF	49,750,000
BASIC AND DIUTED INCOME PER SHARE		$0.19
Weighted average shares outstanding, basic and diluted		8,140,000

* excluding Earnout shares (held in escrow) and Indemnification (held in escrow)

131

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Basis of Presentation

The unaudited pro forma combined financial statements were prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786, “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 requires pro forma adjustments that depict the accounting for the transaction (“Transaction Accounting Adjustments”) and allows optional pro forma adjustments that present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Management has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.

Under each of the scenarios of no redemption, the 50% redemption and the maximum redemption, the Business Combination transaction will be accounted for as a reverse acquisition and recapitalization, with no goodwill or other intangible assets recorded, in accordance with U.S. GAAP. Under this method of accounting, TMT will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination transaction will be treated as the equivalent of Elong issuing stock for the net assets of TMT, accompanied by a recapitalization. The net assets of TMT will be stated at historical cost, with no goodwill or other intangible assets recorded.

The unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with these accompanying notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined balance sheet has been prepared using and should be read in conjunction with the following:

The unaudited pro forma condensed combined balance sheet as of December 31, 2023 gives pro forma effect to the Business Combination as if it had been consummated on December 31, 2023.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2023 give pro forma effect to the Business Combination as if it had been consummated on January 1, 2023, the beginning of the earliest period presented in the unaudited pro forma condensed combined statements of operations.

132

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that TMT believes are reasonably under the circumstances. The unaudited pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. TMT believes that these assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations and financial position of the combined company. They should be read in conjunction with the historical financial statements and notes thereto of TMT and ELong.

2. Accounting Policies

Upon completion of the Business Combination, management will perform a comprehensive review of TMT’s and Elong’s accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the combined company.

3. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

The transaction accounting adjustments to the unaudited combined pro forma balance sheet consists of the following:

A. Reflects the liquidation and reclassification of $63,460,478 of Investments held in trust account held in the trust account to cash and cash equivalents that becomes available for general use following the Closing.

B. Reflects the reclassification of TMT ordinary shares subject to possible redemption to permanent equity immediately prior to the Closing.

C. Represents, in addition to the redemption of 1,710,385 Public Shares that were submitted for redemption as of September 20, 2024 and not withdrawn in connection with the Extension Amendment, the redemption of 50% of the remaining Public Shares (which is 2,144,808 shares), at a redemption price of approximately $11.19 per share.

D. Represents the maximum redemption scenario in which all outstanding Public Shares are redeemed at a redemption price of approximately $11.19 per share.

E. Reflects the reclassification of deferred closing costs to additional paid-in capital for Scenario 1 — Assuming No Redemptions and Scenario 2 — Assuming 50% Redemptions, and to Retained Earnings for Scenario 3 — Assuming Maximum Redemption.

The Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP ASC 805. Under this method of accounting, Elong is accounting acquirer, and as a result, qualifying transaction costs incurred by Elong are treated as deferred offering cost and any balance below the net proceeds from this reverse recapitalization will be charged directly to equity. This recording complies with the requirements of FASB ASC Topic 340-10-S99-1, “Other Assets and Deferred Costs – SEC Materials” (“ASC 340-10-S99”) and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering”. Deferred offering costs consist of legal and other professional expenses incurred through the balance sheet date that are directly related to the Proposed Business Combination and that will be charged to shareholders’ equity upon the completion of the Proposed Business Combination with any balance below the net proceeds from this Business Combination. Should the Proposed Business Combination prove to be unsuccessful, these deferred costs, as well as additional expenses to be incurred, will be charged to operation expenses.

133

F. Reflects the proceeds received from the PIPE Investment with the corresponding issuance of 700,000 shares of New Elong common stock at $10.00 per share.

G. Reflects the cancellation of TMT’s ordinary shares.

H. Reflects the issuance of ELong Class A Ordinary Shares at the Closing as Warrant Shares. The amount is allocated to ordinary shares at $0.00001 per share, and is charged to additional paid-in capital.

I. Reflects the issuance of shares to Ever Talent Consultants Limited, immediately at the Closing.

J. Reflects the issuance of Elong Class A Ordinary Shares at the Closing for TMT. The amount is allocated to ordinary shares at $0.00001 per share, and is charged to additional paid-in capital.

K. Represents the Elong Reverse Share Split of the Elong Ordinary Shares immediately prior to the Closing.

L. Reflects the elimination of TMT’s historical retained earnings.

N. Represents the total preliminary estimated direct and incremental transaction costs of $2,357,924 that will be paid in cash and settlement of accrued transaction expenses of $399,020. The total transaction costs and expenses include the fees of legal counsel, auditor, SEC registration, trust account, proxy services, and printing, etc., recorded as a reduction of additional paid-in capital or retained earnings.

O. Reflects the issuance of Elong Class A Ordinary Shares at the Closing for TMT sponsor’s convertible notes and related TMT rights. The total convertible notes of $300,000 were issued to Ms. Xiaozhen Li who is a limited partner of TMT’s Sponsor entity, 2TM Holding LP. Ms. Li has the election, at least two business days before the Business Combination, to convert the note in whole or in part into TMT Units (total amount of $300,000 divided by $10.00 per unit), and with each TMT Unit consists of one TMT Ordinary Share and one TMT Right to receive two-tenths of one TMT Ordinary Share. Upon the consummation of the Business Combination, all the TMT Ordinary Shares will be converted into Elong Class A Ordinary Shares at a ratio of 1:1. The amount of $300,000 is allocated to ordinary shares at $0.00001 per share, and is charged to additional paid-in capital.

P. Reflects the redemption of 1,710,385 Public Shares that were submitted for redemption as of September 20, 2024 and not withdrawn in connection with the Extension Amendment.

4. Unaudited Pro Forma Condensed Combined Statement of Operations Adjustments

The adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 for Elong and TMT are as follows:

AA. Represents the elimination of investment income on the funds held in the trust account of TMT for the year ended December 31, 2023.

BB. Represents the direct and incremental transaction costs expenses of $2,357,924 for the year ended December 31, 2023, prior to, or concurrent with, the Closing.

CC. Represents the transaction cost incurred in connection with the following transaction: At the Effective Time, 900,000 Elong Class A Ordinary Shares will be issued to Ever Talent Consultants Limited for its services in connection with the Business Combination. On April 21, 2023, TMT signed an engagement letter with Ever Talent Consultants Limited, pursuant to which Ever Talent Consultants Limited is entitled to receive the shares upon the closing of the Business Combination. This amount is reflected in the unaudited pro forma condensed combined balance sheet in the estimated fair value in the amount of $9,000,000 at $10.00 per share and cause (i) an total increase of $9,000,000 in Class A ordinary share and additional paid-in capital; and (ii) an increase of $9,000,000 in accumulated deficit to reflect the incurred transaction cost.

Guided by ASC 718-10-25-20, the 900,000 shares issuable at the closing is nonemployee performance- based payment awards, and the accruals of such cost with performance condition shall be based on the probable outcome of that performance condition. Therefore, it is recognized as transaction cost at the closing date of the business combination.

DD. Reflects the increase in the weighted average shares in connection with the issuance of Elong Class A Ordinary Shares and Elong Reverse Share Split for the Business Combination, which are weighted as if they had been issued for the entire period. The 9,000,000 Earnout Shares and 300,000 Indemnification Shares were not included in the calculation of weighted average shares.

134

EE and FF. Represents the decrease of ordinary shares in the event of 50% and maximum redemptions.

Per ASC 260-10-45-13, shares issuable for little or no cash consideration upon the satisfaction of certain conditions (contingently issuable shares) shall be considered outstanding common shares and included in the computation of basic EPS as of the date that all necessary conditions have been satisfied (in essence, when issuance of the shares is no longer contingent). The 9,000,000 Earnout Shares and the 300,000 Indemnification Shares are defined as contingently issuable shares in the scope of ASC 260-10-45-13. Based on the above analysis, both of the shares will be excluded from the weighted average shares outstanding until they are no longer contingent.

5. Net Loss per Share

Net loss per share is calculated using the historical weighted average shares outstanding and the issuance of additional shares in connection with the Business Combination, assuming such additional shares were outstanding since January 1, 2023. As the Business Combination is being reflected as if it had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes the shares issuable relating to the Business Combination and related transactions have been outstanding for the entire periods presented. Under the maximum redemption scenario, this calculation is adjusted to eliminate such shares for the entire period.

The unaudited pro forma condensed combined financial information has been prepared assuming three alternative levels of redemption for the year ended December 31, 2023:

	Assuming No	Assuming 50%	Assuming Maximum
	Redemptions Scenario	Redemptions Scenario	Redemptions Scenario
	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31,2023	December 31, 2023
Pro forma net loss to common shareholders	$(19,494,538)	$(19,494,538)	$(19,494,538)
Net loss per share – basic and diluted	$(0.36)	$(0.38)	$(0.39)
Pro forma weighted average shares outstanding, basic and diluted
Elong holders of Class A and Class B ordinary shares*	44,700,000	44,700,000	44,700,000
Finder shares	900,000	900,000	900,000
TMT initial stockholders, including sponsors and its permitted transferees	1,944,000	1,944,000	1,944,000
TMT underwriter shares	270,000	270,000	270,000
TMT public stockholders	4,289,615	2,144,808	0
Shares of TMT public stockholders issuable upon conversion of TMT Rights at closing	1,200,000	1,200,000	1,200,000
TMT sponsor shares issuable upon conversion of TMT sponsor convertible notes	30,000	30,000	30,000
TMT sponsor shares issuable upon conversion of TMT sponsor convertible notes related TMT rights at closing	6,000	6,000	6,000
PIPE Investors	700,000	700,000	700,000
Total pro forma weighted average shares outstanding, basic and diluted	54,039,615	51,894,808	49,750,000

* excluding Earnout shares (held in escrow) and Indemnification (held in escrow)

135

INFORMATION ABOUT TMT

Unless the context otherwise requires, all references in this section to the “Company,” “TMT,” “we,” “us,” or “our” refer to TMT Acquisition Corp.

General

We are a Cayman Islands company incorporated on July 6, 2021 as an exempted company with limited liability. We were formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. We intend to effectuate the Business Combination using cash derived from the proceeds of the IPO and the sale of the Private Placement Units.

Initial Public Offering and Private Placement

On August 20, 2021, TMT issued an aggregate of 1,437,500 Founder Shares to the Sponsor for an aggregate purchase price of $25,000, or approximately $0.017 per share. On January 6, 2022, the TMT Board and the Sponsor, as the sole shareholder of TMT, approved, through a special resolution, the following share capital changes:

●	each of the authorized but unissued 150,000,000 Class A ordinary shares were cancelled and re-designated as ordinary shares of $0.0001 par value each;

●	each of the 1,437,500 Class B ordinary shares in issue were exchanged in consideration for the issuance of 1,437,500 ordinary shares of $0.0001 par value each; and

●	upon completion of the above steps, the authorized but unissued 10,000,000 Class B ordinary shares were cancelled.

In January 2022, TMT issued an additional 287,500 TMT Ordinary Shares to the Sponsor for no additional consideration, resulting in the Sponsor holding an aggregate of 1,725,000 TMT Ordinary Shares. The issuance was considered as a nominal issuance, in substance a recapitalization transaction, which was recorded and presented retroactively. The issuance included an aggregate of up to 225,000 TMT Ordinary Shares subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part. With the consummation of the IPO (including the failure to exercise by the underwriter of its over-allotment option), 225,000 of the 1,725,000 shares were forfeited, resulting in our Sponsor holding an aggregate of 1,500,000 Founder Shares.

On March 30, 2023, TMT consummated its IPO of 6,000,000 TMT Units. Each TMT Unit consisted of one TMT Ordinary Share and one TMT Right. The TMT Units were sold at an offering price of $10.00 per TMT Unit, generating total gross proceeds of $$60,000,000.

Simultaneously with the consummation of the IPO and the sale of the TMT Units, TMT consummated the TMT Private Placement of 370,000 units, each consisting of one TMT Private Placement Share and one TMT Private Placement Right, to the Sponsor at a price of $10.00 per unit, generating total proceeds of $3,700,000. A total of $61,200,000 of the net proceeds from the IPO and the TMT Private Placement were placed in the trust account, a U.S.-based account established for the benefit of the Public Shareholders and maintained by Continental, acting as trustee.

Simultaneously with the consummation of the IPO, TMT also issued to the Representative, pursuant to the underwriting agreement, 270,000 Representative Shares. The Representative has agreed to waive its redemption rights with respect to such shares in connection with the completion of the Business Combination.

Commencing on May 1, 2023, the holders of the TMT Units sold in the IPO had the right to elect to separately trade the TMT Ordinary Shares and TMT Rights included in such units. The TMT Ordinary Shares, TMT Rights and TMT Units are currently quoted on the Nasdaq Global Market under the symbols “TMTC” “TMTCR” and “TMTCU,” respectively.

Offering Proceeds Held in Trust

Following the closing of TMT’s initial public offering, an amount equal to $61,200,000 of the net proceeds from TMT’s initial public offering was placed in the trust account. An amount equal to $3,700,000, the proceeds from the Private Placement, was also placed in the trust account. As of August 30, 2024, funds in the trust account totaled approximately $47,771,262 (after taking into account redemptions in connection with the Extension Amendment) and were comprised entirely of cash, U.S. government treasury obligations with a maturity of 185 days or less or of money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations. These funds will remain in the trust account, except for the withdrawal of interest to pay taxes, if any, until the earliest of (1) the completion of a business combination (including the Business Combination), (2) the redemption of any Public Shares properly tendered in connection with a shareholder vote to amend the Existing Charter to modify the substance or timing of TMT’s obligation to redeem 100% of the Public Shares if it does not complete a business combination within the time period required by TMT’s M&A described below, subject to applicable law.

136

Business Combination Activities

On December 1, 2023, we entered into the Original Business Combination Agreement, which was amended and restated by the Business Combination Agreement on February 29, 2024. As a result of the consummation of the transactions contemplated thereunder, TMT will become our wholly owned subsidiary of Elong. In the event that the Business Combination or another initial business combination is not consummated within the time period required by TMT’s M&A described below, our corporate existence will cease and we will distribute the proceeds held in the trust account to our Public Shareholders, unless we obtain prior approval of our shareholders to amend TMT’s M&A.

Redemption Rights in Connection with Shareholder Approval of Business Combinations

Under TMT’s M&A, if TMT is required by law or elects to seek shareholder approval of its initial business combination, holders of TMT Ordinary Shares must be given the opportunity to redeem their TMT Ordinary Shares in connection with the proxy solicitation for the applicable shareholder meeting, regardless of whether they vote for or against the Business Combination, subject to the limitations described in the prospectus for TMT’s initial public offering. Accordingly, in connection with the Business Combination, holders of TMT Ordinary Shares may seek to redeem their TMT Ordinary Shares in accordance with the procedures set forth in this proxy statement/prospectus.

Voting Obligations in Connection with the Extraordinary General Meeting

The Sponsor and the other Insiders have agreed to, among other things, vote in favor of the Business Combination Proposal and have waived their redemption rights in connection with the consummation of the Business Combination, in each case with respect to any TMT Ordinary Shares held by them, subject to applicable securities laws. The Sponsor also has agreed to, and the other Insiders have indicated their intention to, vote in favor of the other proposals to be presented at the extraordinary general meeting, including the Condition Precedent Proposals, subject to applicable securities laws.

Redemption of TMT Ordinary Shares and Liquidation if No Initial Business Combination

We will have until twelve (12) months from the closing of the IPO to consummate an initial business combination (the “Combination Period”). However, pursuant to the terms of TMT’s M&A as currently in effect, if we anticipate that we may not be able to consummate our initial business combination within such twelve (12) month period, we may extend the Combination Period up to three times, each by an additional three months (for a total of up to twenty-one (21) months to complete an initial business combination) without submitting such proposed extensions to our shareholders for approval or offering our Public Shareholders redemption rights in connection therewith. Pursuant to the terms of TMT’s M&A and the Trust Agreement as currently in effect, in order to extend the time available for us to consummate our initial business combination, the Sponsor or its affiliates or designees, upon ten (10) days advance notice prior to the applicable deadline, must deposit into the trust account $600,000 ($0.10 per share) on or prior to the date of the applicable deadline, for each three month extension (or up to an aggregate of $1,800,000, or $0.30 per share, if we extend for the full nine (9) months). However, on September 27, 2024, we reconvened an extraordinary general meeting of our shareholders, at which our shareholders approved an amendment to change the final three-month extension into three one-month extensions and to reduce the total contribution amount for such extensions (the meeting was initially opened on September 24, 2024, but was immediately adjourned for three days). The total Combination Period will remain up to 21 months. As amended, TMT’s M&A will provide, that the Sponsor or its designees will contribute to TMT as a loan, $140,000 for each of the additional one-month extensions in the period from September 30, 2024 to December 30, 2024 that is needed to complete an initial business combination. In addition, the funds held in the trust account shall not be used to pay dissolution expenses. In connection with the amendment, the holders of 1,710,385 Public Shares demanded that we redeem their Public Shares for a pro rata share of the aggregate amount then on deposit in the trust account, or $11.19 per share, for an aggregate redemption amount of approximately $19.1 million.

Any such payments would be made in the form of a promissory note. Any such promissory notes will be non-interest bearing and payable upon the consummation of our initial business combination.

137

If we do not complete a business combination, we will not repay such promissory notes. Furthermore, the letter agreement with our initial shareholders contains a provision pursuant to which the Sponsor has agreed to waive its right to be repaid for such loans out of the funds held in the trust account in the event that we do not complete a business combination. The Sponsor and its affiliates or designees are not obligated to fund the trust account to extend the time for us to complete our initial business combination. Up to $1,800,000 of the promissory notes entered into with any of the Sponsor, our officers, and directors, or our or their affiliates, prior to or in connection with our initial business combination (including promissory notes related to extending our time period for consummating a business combination) may be convertible into TMT Units at a price of $10.00 per unit at the option of the lender.

If we complete our initial business combination, we can repay up to $1,800,000 of the amounts outstanding under such promissory notes out of the proceeds of the trust account released to us.

If we are unable to consummate an initial business combination within such time period, we will, as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (net of interest that may be used by us to pay our taxes payable and for dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law and as further described herein, and then seek to dissolve and liquidate. We expect the pro rata redemption price to be approximately $10.68 per Public Share (subject to increase of up to an additional $0.30 per share in the event that our Sponsor elects to extend the period of time to consummate a business combination by the full nine months), without taking into account any interest earned on such funds. However, we cannot assure you that we will in fact be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders.

Limitation on Redemption Rights

TMT’s M&A provides that a holder of TMT Ordinary Shares, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of TMT Ordinary Shares, will not, without TMT’s prior consent, seek to exercise its redemption rights with respect to more than an aggregate of 15% of the TMT Ordinary Shares sold in TMT’s initial public offering without TMT’s prior consent. TMT believes this restriction will discourage shareholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights against a business combination as a means to force TMT or TMT’s management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. Absent this provision, a shareholder holding more than an aggregate of 15% of the TMT Ordinary Shares could threaten to exercise its redemption rights if such holder’s shares are not purchased by TMT, the Insiders or TMT’s management at a premium to the then-current market price or on other undesirable terms. By limiting the shareholders’ ability to redeem no more than 15% of the TMT Ordinary Shares without TMT’s prior consent, we believe we will limit the ability of a small group of shareholders to unreasonably attempt to block our ability to complete a business combination. However, TMT is not restricting our shareholders’ ability to vote all of their shares for or against the Business Combination.

Facilities

TMT currently maintains its executive offices at 420 Lexington Ave Suite 2446, New York, NY 10170. The cost for the use of this space is included in the $10,000 per month fee paid to the Sponsor for office space and administrative support services. TMT considers our current office space adequate for our current operations.

Employees

We currently have two officers. Among other things, we depend on their ability, where applicable, to lead our business and provide administrative support services. However, these individuals are not obligated to devote any specific number of hours to our matters, but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our Business Combination.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against TMT or any members of TMT’s management team in their capacity as such, and TMT and the members of TMT’s management team have not been subject to any such proceeding in the twelve (12) months preceding the date of this filing.

138

TMT’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Unless the context otherwise requires, all references in this section to the “Company,” “TMT,” “we,” “us,” or “our” refer to TMT Acquisition Corp. The following discussion and analysis of our financial condition and results of operations should be read together with our consolidated financial statements and related notes included elsewhere in this proxy statement/prospectus. The following discussion contains “forward-looking statements” that reflect our future plans, estimates, beliefs and expected performance. Our actual results may differ materially from those currently anticipated and expressed in such forward-looking statements as a result of a number of factors. We caution that assumptions, expectations, projections, intentions, or beliefs about future events may, and often do, vary from actual results and the differences can be material. Please see “Cautionary Note Regarding Forward-Looking Statements” as well as “Risk Factors and Risk Factor Summary.”

Overview

We are a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

We intend to effectuate our initial business combination using cash from the proceeds of the IPO and the private placement of the private placement units, the proceeds of the sale of our securities in connection with our initial business combination, our shares, debt or a combination of cash, stock and debt.

Results of Operations and Known Trends or Future Events

We have neither engaged in any operations nor generated any revenues to date. Our only activities since inception through June 30, 2024, have been organizational activities, activities necessary to consummate the Initial Public Offering (“IPO”), described below, and activities in connection with searching for a target business and entering into the A&R Merger Agreement and associated definitive and ancillary agreements in connection with the eLong Power Business Combination. Following our IPO, we will not generate any operating revenues until the completion of our initial business combination. We have generated non-operating income in the form of interest income after the IPO. We expect to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the three months ended June 30, 2024, we had a net income of $307,241, which consists of income from trust of $597,701 being net off by loss of $260,460 derived from formation and operating costs and of $30,000 derived from administrative fees.

For the six months ended June 30, 2024, we had a net income of $758,050, which consists of income from trust of $1,395,429 being net off by loss of $577,379 derived from formation and operating costs and of $60,000 derived from administrative fees.

For the three months ended June 30, 2023, we had a net income of $468,703, which consists of income from trust of $602,526 being net off by loss of $103,823 derived from formation and operating costs and $30,000 derived from administrative fees.

For the six months ended June 30, 2023, we had a net income of $371,523, which consists of income from trust of $602,526 being net off by loss of $191,003 derived from formation and operating costs and $40,000 derived from administrative fees.

For the year ended December 31, 2023, we had a net income of $1,569,865, which consists of $590,613 incurred on formation and operating costs, $100,000 incurred on administrative fee – related party and $2,260,478 from interest income from investments held in trust account.

For the year ended December 31, 2022, we had a net loss of $526, which consists of a loss of $526 incurred on general and administrative expenses.

Liquidity and Capital Resources

On March 30, 2023, we consummated our IPO of 6,000,000 units (the “Units”), at $10.00 per Unit, generating gross proceeds of $60,000,000. Simultaneously with the closing of our IPO, we consummated the sale of 370,000 Private Placement Units at a price of $10.00 per Private Placement Unit in a private placement to the Sponsor, generating total gross proceeds of $3,700,000.

139

Transaction costs amounted to $3,868,701 consisting of $1,200,000 of underwriting discount and $2,668,701 of other offering costs.

Following the closing of our IPO, an aggregate of $61,200,000 ($10.20 per Unit) from the net proceeds and the sale of the Private Placement Units was held in a Trust Account (“Trust Account”). On June 30, 2024, we had marketable securities held in the Trust Account of $65,455,907 consisting of securities held in a treasury trust fund that invests in United States government treasury bills, bonds or notes with a maturity of 180 days or less. We intend to use substantially the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less amounts released to us for taxes payable) to complete our initial business combination. We may withdraw interest to pay taxes, if any. Our annual income tax obligations will depend on the amount of interest and other income earned on the amounts held in the Trust Account. We expect the interest income earned on the amount in the Trust Account (if any) will be sufficient to pay our taxes. Through June 30, 2024, we did not withdraw any income earned on the Trust Account to pay our taxes. To the extent that our equity or debt is used, in whole or in part, as consideration to complete our initial business combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

As of June 30, 2024, we had a cash balance of $683 and a working capital deficit of $1,540,090. The Company expects that it will need additional capital to satisfy its liquidity needs beyond the proceeds held outside of the Trust Account for paying existing accounts payable and consummating the Business Combination, or in the event the Business Combination is not consummated, for identifying and evaluating prospective business combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating another Initial Business Combination. In addition, in order to finance transaction costs in connection with a business combination, the Company’s Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan us funds as may be required. In connection with the Company’s assessment of going concern considerations in accordance with Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern”, management believes that these conditions raise substantial doubt about the Company’s ability to continue as a going concern. In addition, if the Company is unable to complete a Business Combination within the Combination Period and such period is not extended, there will be a liquidation and subsequent dissolution. As a result, management has determined that such additional condition also raises substantial doubt about the Company’s ability to continue as a going concern.

The Company will use funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination. In addition, we could use a portion of the funds not being placed in trust to pay commitment fees for financing or fees to consultants to assist us with our search for a target business.

In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our founders or an affiliate of our founders may, but are not obligated to, loan us funds as may be required. If we complete our initial business combination, we would repay such loaned amounts. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,800,000 of such loans may be convertible into working capital units, at a price of $10.00 per unit at the option of the lender. The working capital units would be identical to the private units, each consisting of one ordinary share and one right with the same exercise price, exercisability and exercise period, subject to similar limited restrictions as compared to the units sold in our IPO. The terms of such loans by our founders or their affiliates, if any, have not been determined and no written agreements exist with respect to such loans.

140

Pursuant to our amended and restated memorandum and articles of association, we may extend the period of time to consummate a business combination up to three times, each by an additional three months (for a total of up to 21 months to complete a business combination) without submitting such proposed extensions to our shareholders for approval or offering our public shareholders redemption rights in connection therewith. In order to extend the time available for us to consummate our initial business combination, our sponsor or its affiliates or designees, upon ten days advance notice prior to the applicable deadline, must deposit into the trust account $600,000 ($0.10 per share) on or prior to the date of the applicable deadline, for each three month extension (or up to an aggregate of $1,800,000, or $0.30 per share if we extend for the full nine months). Any such payments would be made in the form of a loan. Any such loans will be non-interest bearing and payable upon the consummation of our initial business combination. If we complete our initial business combination, we would repay such loaned amounts out of the proceeds of the trust account released to us. If we do not complete a business combination, we will not repay such loans. However, on September 27, 2024, we reconvened an extraordinary general meeting of our shareholders, at which our shareholders approved an amendment to change the final three-month extension into three one-month extensions and to reduce the total contribution amount for such extensions (the meeting was initially opened on September 24, 2024, but was immediately adjourned for three days). The total period to complete an initial business combination will remain up to 21 months. As amended, TMT’s M&A will provide, that the sponsor or its designees will contribute to TMT as a loan, $140,000 for each of the additional one-month extensions in the period from September 30, 2024 to December 30, 2024 that is needed to complete an initial business combination. In addition, the funds held in the trust account shall not be used to pay dissolution expenses. In connection with the amendment, the holders of 1,710,385 Public Shares demanded that we redeem their Public Shares for a pro rata share of the aggregate amount then on deposit in the trust account, or $11.19 per share, for an aggregate redemption amount of approximately $19.1 million.

On December 1, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, TMT Merger Sub, Inc., a Cayman Islands exempted company and a wholly owned subsidiary of the Company, and eLong Power Holding Limited, a Cayman Islands exempted company (“Elong”). Pursuant to such a merger agreement, the corporate existence of TMT Merger Sub will cease. Upon consummation of the merger, among other things, the Company will acquire all outstanding equity interests in Elong in exchange for ordinary shares of the Company with a value of $450,000,000 (based on an assumed value of $10.00 per ordinary share of the Company). Upon the effective time of the merger, all of the Class A Ordinary Shares, par value $0.00001 per share, of Elong (the “Elong Class A Ordinary Shares”) and Class B Ordinary Shares, par value $0.00001 per share, of Elong (the “Elong Class B Ordinary Shares”) will be exchanged for 45,000,000 Company’s Class A Ordinary Shares and Company’s Class B Ordinary (the “Initial Consideration”), respectively, less the number of Company’s Class A Ordinary Shares reserved for issuance upon exercise of the Assumed Warrants (as defined below), allocated among Elong’s shareholders on a pro rata basis.

On February 27, 2024, the Company issued a convertible note to Elong with a principal amount of $200,000 in order to finance its transaction costs in relation to its initial business combination. Please refer to Note 1 - Organization and Business Operations section of the notes to the unaudited condensed consolidated financial statements.

On February 29, 2024, the Company entered into an Amended and Restated Agreement and Plan of Merger (the “A&R Merger Agreement”), by and among the Company, Elong and ELong Power Inc., a Cayman Islands exempted company and a wholly owned subsidiary of Elong (“Merger Sub”). The A&R Merger Agreement amends and restates the Merger Agreement. The A&R Merger Agreement was entered into to modify the structure of the merger as described below, while the overall economic terms of the business combination contained in the Merger Agreement remain unchanged.

Immediately prior to the effective time (the “Effective Time”) of the Merger, Elong will effect a reverse share split of Elong Class A Ordinary Shares and Elong Class B Ordinary Shares (together, “Elong Ordinary Shares”), such that, immediately thereafter, Elong will have forty-five million (45,000,000) Elong Ordinary Shares, issued and outstanding, comprising thirty-nine million four hundred and seventeen thousand and seventy-eight (39,417,078) Elong Class A Ordinary Shares and five million five hundred and eighty-two thousand nine hundred and twenty-two (5,582,922) Elong Class B Ordinary Shares issued and outstanding, less the number of shares reserved for issuance upon exercise of the Elong Warrants. The ratio of the reverse share split is based on a valuation of Elong of four hundred and fifty million U.S. dollars ($450,000,000).

Elong currently has outstanding warrants (“Elong Warrants”), some of which may not be able to be exercised for Elong Class A Ordinary Shares prior to the Closing as certain commercial and regulatory approvals needed in the People’s Republic of China for such holders of Elong Warrants may not have been received. For that reason, if there are Elong Warrants outstanding at Closing, the 45,000,000 Elong Ordinary Shares to be held by the existing Elong shareholders will be reduced by the number of Elong Class A Ordinary Shares underlying the Elong Warrants.

On March 19, 2024, the Company issued a convertible Promissory Note to Ms. Xiaozhen Li with a principal amount of $300,000 in order to finance its transaction costs in relation to its initial business combination. Please refer to Note 1 - Organization and Business Operations section of the notes to the unaudited condensed consolidated financial statements.

On May 9, 2024, the Company issued an unsecured promissory note with no interest, with the principal amount of $300,000, to Elong. Please refer to Note 1 - Organization and Business Operations section of the notes to the unaudited condensed consolidated financial statements.

On May 20, 2024, Ms. Xiaozhen Li directly transferred $100,000 to a service provider in partial satisfaction of payment for services rendered to the SPAC.

On July 2, 2024, and August 15, 2024, the Company issued two unsecured promissory notes with no interest, with the principal amount of $300,000 and $75,000, respectively, to Elong (“Convertible Note 5” and “Convertible Note 7”). On August 2, 2024, the Company issued an unsecured promissory note with no interest, with the principal amount of $500,000 to Ms. Xiaozhen Li (“Convertible Note 6”). Refer to Note 9 for details.

Based on the foregoing, the accompanying consolidated financial statements have been prepared in conformity with U.S. GAAP, which contemplates continuation of the Company as a going concern and the realization of assets and the satisfaction of liabilities in the normal course of business. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Further, we have incurred and expect to continue to incur significant costs in pursuit of our financing and acquisition plans. Management plans to address this uncertainty during period leading up to the Initial Business Combination. The Company cannot provide any assurance that its plans to raise capital or to consummate an Initial Business Combination will be successful. Based on the foregoing, management believes that the Company lacks the financial resources it needs to sustain operations for a reasonable period of time. Moreover, management’s plans to consummate the initial business combination may not be successful. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.

141

Related Party Transactions

Please refer to Note-5 Related Parties section of the notes to the consolidated financial statements.

Critical Accounting Estimates

The preparation of consolidated financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have not identified any critical accounting estimates.

Recent Accounting Standards

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective for the fiscal years beginning after December 15, 2023, and interim periods within those fiscal year for smaller reporting companies. The Company adopted this new guidance on January 1, 2024. The Company has issued convertible notes in 2024, and it did not have any convertible notes before January 1, 2024. There was no impact on the Company’s consolidated financial statements after this adoption.

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s consolidated financial statements.

Off-Balance Sheet Arrangements; Commitments and Contractual Obligations; Quarterly Results

We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of June 30, 2024. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets. The Company has obligations towards the loans raised in the form of convertible notes from the sponsor and unrelated party.

JOBS Act

On April 5, 2012, the JOBS Act was signed into law. The JOBS Act contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We will qualify as an “emerging growth company” and under the JOBS Act will be allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, our consolidated financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.

Additionally, we are in the process of evaluating the benefits of relying on the other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” we choose to rely on such exemptions, we may not be required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the consolidated financial statements (auditor discussion and analysis), and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of our IPO or until we are no longer an “emerging growth company,” whichever is earlier.

142

INFORMATION ABOUT ELONG

Unless the context otherwise requires, all references in this section to the “Company,” “Elong,” “we,” “us,” or “our” refer to Elong and its subsidiaries prior to the consummation of the Business Combination and New Elong and its subsidiaries following the consummation of the Business Combination.

Overview

Elong is an exempted company with limited liability incorporated under the laws of the Cayman Islands. We carry out our business in China primarily through our PRC Subsidiaries. See “— Corporate History and Structure.”

Through our operating subsidiaries, we are committed to the research and development, manufacturing, sales and service of high-power lithium-ion batteries for electric vehicles and construction machinery, as well as large-capacity, long-cycle lithium-ion batteries for energy storage systems. We have a comprehensive product and technology system that includes battery cells, modules, system integration, and battery management system (“BMS”) development, based on high-power lithium-ion batteries and battery system products for long-cycle energy storage devices. We offer advanced energy applications and full lifecycle services. Our product portfolio includes products utilizing lithium manganese oxide and lithium iron phosphate, among others, to meet the needs of high-power applications and energy storage applications in various scenarios.

Huizhou Yipeng, a subsidiary of ours, was established in 2014; Ganzhou Yipeng is a wholly owned subsidiary of Huizhou Yipeng, established in 2018, and is a large-scale industrial enterprise in Jiangxi Province. We established stable cooperative relationships with Yutong Bus Co., Ltd. (“Yutong Bus”) and Nanjing Golden Dragon Bus Co., Ltd. (“Jinlong Bus”) in 2016 whereby we sell battery products to such entities. In 2020, we entered the field of heavy-duty mining trucks and formed strategic partnerships with industry participants such as Shandong Lingong and Shaanxi Tongli. Starting in 2014, we dedicated our business to the development of high-power batteries and began producing 1-2C fast charging batteries.9 Thereafter, we launched our 3C fast charging batteries in 2016, our 4C fast charging batteries in 2019, and our 6C fast charging batteries in 2020.

Our business revenue and profits are derived from the operation of our main business, which involves the sale of lithium-ion power battery products. We also expect to sell long-cycle energy storage battery products in the future.

Industry And Market Opportunities

Overview of Lithium-Ion Batteries

Lithium-ion batteries are rechargeable batteries that work by lithium ions moving between two electrodes through an electrolyte. The flow of the ions from one electrode to the other and back powers both the discharge and recharge cycles of the battery.

9 The “C” rate is the unit that battery experts use to measure the speed at which a battery is fully charged – “1C” is one hour, “2C” is one-half an hour, “3C” is one-third of an hour, etc.

143

Raw Materials
Manufacturing
Application
Minerals
Chemicals
Components
Manufacturing
Lithium
Li Carbonate
Anode
Nickel
Iron Phosphate
Cathode
Battery Cell
Electric Vehicles
Cobalt
Electrolyte
Nickel/
Cobalt/Manganese
Hydroxide
Separator
Battery Module
Energy Storage
Phosphate
Consumer Electronics
Others
Other
Battery Pack
Others
Our Main Business

Lithium-ion batteries can be grouped into different types based on the materials used in their positive electrode (cathode). The main types are:

●	LFP batteries: The cathode contains lithium, iron and phosphate.

●	Ternary batteries: The cathode contains lithium along with nickel, cobalt and manganese (NCM) or nickel, cobalt and aluminum oxides (NCA).

●	Other lithium-ion batteries: These use different cathode materials like lithium and cobalt (LCO), lithium and manganese oxide (LMO), lithium, iron, manganese and phosphate (LMFP), or lithium titanate oxide (LTO).

The lithium-ion battery value chain mainly includes mining and processing of minerals; cell components manufacturing; battery cell, battery module and battery pack manufacturing; and battery end uses.

Lithium-ion batteries are mainly used in (1) electric vehicles (“EVs”) to power the electric motors; (2) energy storage systems (“ESSs”) to store electrical energy in renewables resources and power stations; and (3) other uses including consumer electronics, electric two-wheelers and electric tools.

Overview of our Target Market – Electric Vehicles & Machinery

Electric Buses and Trucks

Electric vehicle battery demand is increasing due to rising electric passenger car sales. In 2022, global automotive lithium-ion battery demand grew approximately 65% to 550 gigawatt-hours (GWh), up from 330 GWh in 2021. The global lithium-ion automotive battery manufacturing capacity in 2022 was roughly 1.5 TWh for the year, implying a utilization rate of around 35% compared to about 43% in 2021.

In China, electric vehicle battery demand rose over 70%, while electric car sales increased 80% in 2022 versus 2021. The increasing share of plug-in hybrid electric vehicles (PHEVs) slightly tempered the battery demand growth. In the United States, vehicle battery demand expanded around 80% in 2022, despite only 55% growth in electric car sales. The average electric car battery size edged up 7% in 2022, partly due to a higher proportion of electric SUVs and manufacturer strategies targeting longer electric ranges.

144

Source: IEA, https://www.iea.org/data-and-statistics/charts/electric-truck-registrations-and-sales-share-by-region-2015-2022

Electric bus and truck sales gained ground worldwide in 2022, though still a small share of overall sales, representing substantial electrification potential. Approximately 66,000 electric buses and 60,000 medium- and heavy-duty electric trucks were sold globally in 2022, constituting approximately 4.5% of total bus sales and 1.2% of total truck sales. China continues to lead the production and sales of electric trucks and buses, with 54,000 new electric buses and an estimated 52,000 electric medium- and heavy-duty trucks sold domestically in 2022. These represent 18% and 4% of China’s bus and truck sales, respectively, and about 80% and 85% of global electric bus and truck sales, respectively. Moreover, many electric buses and trucks sold in 2022 in Latin America, North America and Europe came from Chinese manufacturers.

China leads the world in manufacturing batteries for heavy-duty vehicles like electric buses and trucks. Most companies that make electric buses and trucks in Europe and North America depend on battery suppliers from Asia, especially China. In 2021, over 95% of heavy-duty trucks made in China used LFP batteries due to their better durability and lower cost. However, new laws in the European Union and United States are leading truck makers to build their own heavy-duty battery production plants. For example, Volvo opened a large battery plant in Sweden in 2022. Truck companies have also partnered with top battery makers outside of China to secure future supply.

Electric Construction Machinery

As calls grow worldwide for energy transformation and low-carbon living, major manufacturers in the automotive and construction machinery industries are accelerating their transition to electrification. Recent moves include Volvo Group’s acquisition of Proterra’s battery business, Komatsu’s purchase of ABS to promote industrial electrification, and Caterpillar’s investment in lithium-ion battery technology.

The advantage of electric construction machinery lies in its cost-effectiveness, which appeals to business-to-business (“B2B”) customers. Factors such as advantageous government policy and supply chain efficiency can also catalyze development of electric construction machinery. Overall, electrification levels remain low, but we believe the industry could see high growth in 3-5 years as barriers are overcome. Electrification pace for mainstream heavy machinery categories will likely also accelerate in our view.

We believe that economic factors are the strongest drivers in expanding the market given construction machinery’s B2B nature and customer focus on return on investment. Electric models also enhance user experience via precision motor control, lack of noise/vibration, and lower maintenance costs.

145

We also believe that the time it takes to recoup the additional upfront costs through operational savings could soon fall below three years. Even factoring in battery replacement and financed purchases, based on our management’s estimates, electric models demonstrate over 20% cost savings in multiple scenarios.

Source: China Construction Machinery Association (CCMA)

Currently in China, there are higher electrification rates among aerial work platforms and forklifts, with other categories still in early stages:

●	Aerial Work Platforms: Electrification technology is relatively mature across scissor, boom, and mast styles of platforms. Leading domestic manufacturers possess extensive electrified product lines. According to China Construction Machinery Association (CCMA) data, the electrification rate for aerial work platforms reached 93% in the first three quarters of 2022.

●	Forklifts: With lighter workloads and simpler mechanical structures, forklifts possess favorable conditions for electrification. According to CCMA, electric forklift sales from the first three quarters of 2022 totaled 514,000 units, representing 63.7% of the overall market.

●	Heavy Trucks: According to First Commercial Vehicle Network data, 2022 heavy truck sales totaled approximately 672,000 units. According to Electric Vehicle Resources data, new energy heavy truck sales were 25,000 units in 2022, an electrification rate of 3.8%. Rates vary across sub-categories. Based on insurance data, 2022 electrification rates reached approximately 10% for dump trucks and, based on data provided by AutoThinker, 7% for concrete mixers, among the higher categories.

●	Wheel Loaders: According to CCMA, 22 loader manufacturers sold a total 123,400 units in 2022, of which 1,160 were electric loaders – a 0.9% electrification rate. Full electrification remains lacking for large (6-15 ton) and ultra-large (15+ ton) wheel loaders.

Development Trends

Benefiting from the continuous improvement in the comprehensive advantages of electric vehicles in terms of driving range, safety performance, and increasingly improved infrastructure support, the global power battery market is expected to experience the following development trends:

Continuous Market Expansion

With the continuous increase in market demand for new energy vehicles, the market for power batteries is expected to continue to expand, with the global power battery market expected to maintain rapid growth in the coming years. Research firm SNE Research predicts that global demand for electric vehicle batteries will increase to 5.3TWh by 2035. New energy commercial vehicles are one of the important drivers in terms of demand for high-power batteries. The overall global market size of new energy commercial vehicles is expected to reach $162.4 billion by 2029, and the market size of matching power batteries is also expected to reach over $56.8 billion.

146

Increased Policy Support

To promote the sustainable development of new energy vehicles, governments around the world are intensifying their policy support for new energy vehicle and power battery industries based on their own national conditions.

Various governments and/or international organizations have successively established strict energy efficiency standards. For example, the European Union has implemented stringent CO2 emission standards. Regulation (EU) 2019/631 of the European Parliament and Council stipulates that starting from January 1, 2020, the average CO2 emissions target for new passenger cars and light commercial vehicles within the EU must be 95 grams per kilometer and 147 grams per kilometer, respectively, and the targets for 2030 are 49.5g/kilometer and 90.6g/kilometer, respectively. Starting in 2035, the emission target for new passenger cars and light commercial vehicles is to reduce emissions by 100%, which means 0g/kilometer.

As a result of the foregoing, governments around the world are increasing their investment in charging infrastructure, including public charging stations, household charging stations, and fast-charging stations. For example, the Chinese government plans to build a high-quality charging infrastructure system by 2030.

In addition, some countries have also introduced relevant policies to promote the electrification of public transportation and taxis. For example, the Chinese government plans to increase the proportion of new energy vehicles in the national public transportation sector to 72% by 2025.

Technological Progress Promoting Industry Development

With the diversified development of new energy vehicle applications, there is a growing demand for diversified power battery technology in the market. Since battery range can now basically meet market demand, improving charging speed and developing fast charging technology have become important trends in industry development.

Cost Reduction of Power Batteries Further Expanding Market Scale

Power batteries are one of the main costs of electric vehicles. With the advancement of power battery technology and the expansion of production scale, as well as the decrease in raw material prices, we expect the average cost of power batteries to gradually decrease, which will also drive down the price of electric vehicles, facilitating their increasing affordability and acceptance. Continuous increase in the penetration rate of electric vehicles will further promote the sustainable development of the power battery market.

Intensified Market Competition

With the continuous expansion of the power battery market and the increasing investment and support from various countries, more and more enterprises are entering this field. It is expected that in the coming years, competition in the power battery market will become increasingly fierce. Management believes that, compared to new entrants in the marketplace, those that entered the field earlier and possess core technologies will obtain a competitive advantage.

Overview of our Target Market – Battery Energy Storage Systems (BESS)

Energy storage systems (“ESSs”) allow renewable energy sources like wind and solar to be stored for later use. This helps address the fact that renewables have fluctuating, intermittent power output. There are two main ways to store energy – mechanically (using kinetic or gravitational forces) and electrochemically (chemically in batteries). Pumped hydro power, which pumps water uphill to later flow downhill, is the most used mechanical storage globally. In recent years, electrochemical battery storage has been growing rapidly, offering flexibility and cost effectiveness. Common electrochemical storage batteries are lithium-ion, lead-acid, sodium-sulfur and flow batteries. Currently, we believe lithium-ion batteries dominate due to cost effectiveness and optimal physical performance.

147

Electrochemical energy storage battery systems are mainly composed of ESS battery (in the form of a battery module), BMS, energy management system (“EMS”), and power conversion system (“PCS”).

Electrochemical energy storage battery systems are widely used in various applications, from electricity generation and distribution, to commercial and industrial (C&I), to residential.

148

Source: CNESA, https://cpnn.com.cn/news/baogao2023/202307/W020230725381488198635.pdf

According to certain statistical information from the China Energy Storage Alliance (CNESA) Global Energy Storage Project Database, as of the end of 2022, the cumulative installed capacity of global grid-connected energy storage projects reached 237.2GW, representing an annual growth rate of 15%. For the first time, the proportion of pumped hydro cumulative installed capacity fell below 80%, dropping 6.8% compared to 2021.

The cumulative installed capacity of new energy storage technologies reached 45.7GW, with 80% annual growth, in 2022. Lithium-ion batteries still dominate, with over 85% annual growth rate. Their cumulative share of new energy storage installed capacity rose 3.5% from 2021.

Source: CNESA, https://cpnn.com.cn/news/baogao2023/202307/W020230725381488198635.pdf

In 2021, new global battery energy storage installations reached around 10 GW. This figure surged to 30.7 GW in 2022, a staggering 98% year-over-year increase, nearly tripling from 2021 levels. 2022 also marked the first time global additions exceeded 20 GW, hitting 20.4 GW – more than double the 2021 number. The remarkable growth continued into 2023, with worldwide new battery storage capacity additions further rising above 40 GW, up over 30% compared to 2022. The markets of China, Europe, and the United States continued to lead the global storage expansion, combining for an 86% share globally, a 6% increase from 2021.

In 2022, China’s newly added grid-connected energy storage installations exceeded 15 GW for the first time, reaching 16.5 GW. This included 9.1 GW of new pumped hydro capacity, up 75% year-over-year. Non-pumped additions hit record highs of 7.3 GW for power capacity and 15.9 GWh for energy capacity – growth of 200% and 280% respectively versus 2021. Within these new installations, lithium-ion batteries accounted for 97% of additions. Other technologies like compressed air, flow batteries, sodium-ion, and flywheels also made capacity breakthroughs across expanding applications. China continued building on this momentum in 2023, with new energy storage installations further accelerating to 21.5 GW, accounting for over half of global additions. Lithium-ion and emerging storage technologies continued to reach capacity milestones in diversified use cases.

149

Against the backdrop of achieving carbon neutrality, the proportion of sustainable energy sources, including solar and wind energy, is expected to significantly increase in the future. However, these energy sources are intermittent and highly influenced by climate and seasonal changes, resulting in strong volatility. In this regard, energy storage systems ensure the stability of sustainable energy supply through the storage and release of energy, and can provide services such as peak shaving, frequency regulation, and distribution support for the power grid. Therefore, as one of the key supporting technologies to achieve the goals of curbing carbon emissions and achieving carbon neutrality, the importance of energy storage is growing day by day. Governments worldwide are stepping up their policies and implementing multiple measures in the field of energy storage:

●	China. China has proposed to strive for peaking its CO2 emissions before 2030 and carbon neutrality before 2060. As part of such efforts, China aims to have the total installed capacity of wind and solar power generation exceeding 1.2 billion kilowatts by 2030. Provincial governments have introduced mandatory energy storage allocation policies, with allocation ratios ranging from 8% to 30% and allocation durations ranging from 2 to 4 hours.

●	United States: Pathways to Net-Zero Greenhouse Gas Emissions by 2050, released by the United States, proposes the goal of achieving 100% clean electricity by 2035, and the Long Duration Storage Shot, announced in 2021, aims to reduce system costs for energy storage exceeding 10 hours by more than 90% within 10 years. The U.S. Department of Energy has budgeted $11.6 billion to address technological barriers for the Energy Storage Grand Challenge.

●	European Union: The EU has released the EU Solar Strategy, encouraging member states to establish a strong support framework for rooftop photovoltaic systems, including integrated utilization of facilities such as energy storage and heat pumps.

The market share of electrochemical energy storage, represented by lithium-ion batteries, has rapidly increased from less than 1% in 2017 to approximately 20% in 2022, making it the most widely used and promising energy storage technology. According to a Frost & Sullivan report, in the future, with policy support from governments around the world and the development of energy storage technology, it is expected that the global installed capacity of new electrochemical energy storage will increase from 69.0GWh in 2022 to 652.4GWh in 2027, with a compound annual growth rate of 56.7%. As a result, it is estimated that the global market for new electrochemical energy storage will grow from $14.2 billion in 2022 to $130.4 billion in 2027.

Our Solution

We mainly sell lithium-ion power battery products to customers, and we expect to sell energy storage battery products in the future.

Power Batteries

Our power battery products can be widely used in electric vehicles, including commercial vehicles (such as buses, trucks, etc.) and special vehicles (such as forklifts) and other engineering machinery.

Our power battery products are produced and sold in the form of battery cells, battery modules and battery packs according to customer needs.

●	The battery cell is the basic unit device that converts chemical energy and electrical energy into each other. It is the core and smallest unit that plays a role in the product. It mainly includes negative electrode, positive electrode, separator, electrolyte and shell components.

●	The battery module combines more than one battery cell and is resistant to external impact, heat and vibration.

●	The battery pack is composed of multiple cells or battery modules, as well as various control and protection systems such as battery management systems and temperature management systems. This product is installed on electric vehicles and construction machinery as a power source, obtaining electric energy from the outside and outputting electric energy to the outside.

We provide customized high-power power battery solutions. According to the customer’s operational application requirements, we provide a variety of battery chemical compositions and offer customers a variety of different battery solutions, including lithium iron phosphate (LFP) as well as ultra-high power versions and regular high power versions of nickel, manganese, and cobalt.

150

Lithium iron phosphate batteries refer to lithium-ion batteries with lithium iron phosphate (LiFePO4) as the positive electrode material. Ternary lithium batteries refer to lithium-ion batteries that use nickel cobalt aluminum (NCA) or nickel cobalt manganese (NCM) as cathode materials.

The primary differences between lithium iron phosphate batteries and ternary lithium batteries are as follows:

●	Raw material required to produce lithium iron phosphate batteries are more abundant than ternary lithium-ion batteries (containing cobalt, which is a precious and rare mineral).

●	Lithium iron phosphate batteries are cheaper to produce than ternary lithium-ion batteries and more suitable for the needs of the mid-to-low-end market.

●	Ternary lithium-ion batteries have a higher energy density than lithium iron phosphate batteries, and have a larger capacity in the same battery space. Ternary lithium materials have a high specific capacity and operating voltage, which allows the individual energy density of ternary lithium batteries to reach around 180Wh/kg. After grouping, the energy density can reach around 110Wh/kg, which is much higher than the 120Wh/kg and 80Wh/kg of lithium iron phosphate batteries. This means that under the same volume and weight, ternary lithium batteries can store more electricity, improving range and performance. In terms of environmental temperature adaptation and stability, lithium iron phosphate batteries outperform ternary polymer lithium-ion batteries.

●	The charging and discharging efficiency of ternary lithium batteries is generally around 90%, while that of lithium iron phosphate batteries is only around 80%. This means that ternary lithium batteries will lose less energy during charging and discharging, improving their range and charging speed.

Each type of battery has its own advantages and is suitable for different application scenarios and needs. If more attention is paid to safety and long life, lithium iron phosphate batteries may be more suitable; and if higher energy density and faster charging speed is required, ternary lithium batteries may be a better choice.

According to different customer needs, we provide different models of battery products, with the main parameter ranges as follows:

Main Indicators	Parameter Range
Capacity	16-48 Ah
Charging Rate	5-10C
Discharge Rate	5-12C
Cycle Life	3000+ times (under 25℃ 1C100% soc)
Energy Density	90-130 Wh/kg

In addition, our compartment-type liquid cooling standard box is made of aluminum alloy material, which has strong plasticity, good corrosion resistance and high protection level, which can extend the battery service life, and can be customized according to the special needs of customers and sized to match customers’ usage scenarios in different products.

151

We have been committed to developing fast charging and discharging, long-lifespan, and high safety battery technologies. We have also developed a technology for producing high-power battery systems with competitive advantages over other systems by vertically integrating battery cells and manufacturing battery pack systems.

The ultra-fast charging capability of our battery system means that commercial electric vehicles equipped with our batteries only need to charge for 10 to 30 minutes (depending on the chemical composition of the battery) to meet a full day’s electricity needs. In buses and port vehicles, this allows for a single charge on each loop or multiple loops they travel on. In contrast, electric buses equipped with certain competitor technologies require overnight charging to store enough energy to run all day. In addition, the lifespan of our battery system matches that of commercial vehicles, thus avoiding the need to replace batteries during the vehicle’s lifespan. The high energy density and high-power discharge characteristics of our battery system make it an ideal choice for trucks.

Energy Storage Systems

Currently, the energy storage market is in a rapid development stage. Capitalizing on this market opportunity, Elong has quickly entered the energy storage market with mature and leading BMS technology, EMS technology, and PACK technology (assembling battery modules into battery packs). In terms of battery cell materials, we use lithium iron phosphate material with a higher ignition point and better safety. We also reduce side reactions during the use of the battery cell through positive and negative electrode technology. In terms of structural design, we adopted an independently patented integrated injection molded structural cover plate with a streamlined structure and strong overcurrent capability, ensuring stable structural performance throughout the lifecycle. In addition, the product has been validated through multiple safety tests, including thermal runaway, puncture, compression and drop tests. The safety of battery cells is crucial to the energy storage system. Leveraging our leading advantages and rich experience in the field of power batteries, Elong has the full-stack technology and production capacity to build energy storage core components. We are able to control safety risks in all technical aspects of the entire energy storage product chain, including cell material formulation, cell design, electrical safety design, BMS design, and fire protection pipeline design. Our goal is to become a leading provider of full industry chain solutions in the domestic energy storage industry.

Our energy storage system is based on electrochemical energy storage. Electrochemical energy storage is a technology that stores energy through chemical reactions and releases it when needed. This energy storage technology is currently widely used. The materials for electrochemical energy storage mainly include lithium-ion batteries, sodium ion batteries, and lead-acid batteries, among others. These materials can store a large amount of energy in chemical reactions and have a long service life. Lithium-ion batteries are widely used in fields such as electric vehicles and mobile phones due to their high energy density and long cycle life. Lithium-ion batteries have been widely used in energy storage systems due to their low cost.

Differences in electrochemical energy storage systems mainly lie in their energy storage method and energy storage scale. Shared energy storage refers to the connection of energy storage systems to the power grid in order to release stored energy during peak electricity demand and balance grid loads. Government and commercial energy storage refers to the use of energy storage technology by the government or commercial institutions to store renewable energy such as solar or wind energy, and release it for power supply when needed. Household energy storage refers to the use of energy storage technology by individuals or households to store renewable energy such as solar energy to meet daily electricity needs. Shared energy storage plays an important role in power grid peak shaving, backup power, and energy quality improvement, which can enhance the stability and reliability of the power grid. Government and commercial energy storage can help governments and commercial institutions better utilize renewable energy, reduce energy costs, and reduce dependence on fossil fuels. Household energy storage can help individuals or households better utilize renewable energy sources such as solar energy, reduce electricity costs, and reduce consumption of traditional energy.

152

Our energy storage products are expected to be used in China wind and solar energy storage projects, overseas multi-scenario energy storage projects, domestic industrial parks, and building energy storage projects. They have a number of advantages, including user friendliness, smooth power output, peak shaving and valley filling, and participation in power grid auxiliary services. Our BMS has a high-precision signal acquisition function (cell voltage, cell temperature, battery pack terminal voltage, battery pack current, etc.), as well as protection functions such as overcharging, over discharging, short circuit, etc., to achieve balanced management of the battery pack, battery capacity and health diagnosis (state of charge/state of health) calculation, ensuring the safe operation of the battery system. Our intelligent energy storage system has the ability to collaborate in different scenarios, and can adaptively adjust the SOC window of battery system charging and discharging according to the application scenarios (frequency regulation, peak shaving, etc.) of the energy storage system. This maximizes the battery system’s lifespan while ensuring the requirements of the scenario application. In addition, the BMS innovatively adopts a diverse communication structure, allowing any battery cluster BMS to serve as the communication host between the battery pack BMS and the energy storage converter, data network, and control network, achieving one master and multiple backups of the BMS, thereby avoiding the risk of system failure caused by a single BMS host and improving system reliability. The following are some of the advantages of the BMS:

●	Higher energy density and longer cycle life: Our new generation of liquid cooled smart energy storage products are equipped with large capacity 315Ah battery cells, with more than 10,000 cycles, improving the total discharge capacity of energy storage equipment throughout its lifecycle and reducing electricity costs by approximately 30%. The highly integrated system design further enhances the energy density of individual energy storage containers to 290kWh/m2, achieving improvements in both energy density and cycle life. It also contains tailored coke technology for negative electrodes, reducing surface lithium consumption of materials, continuously improving the dynamic performance of materials, and extending the cycle life of battery cells. In addition, the innovatively developed lithium replenishment and slow-release technology can achieve long-term stable lithium loss compensation throughout the battery’s entire life cycle.

●	Intelligent temperature control technology reduces auxiliary power consumption and improves system charging and discharging efficiency: We are one of the earliest manufacturers in the industry to introduce liquid cooling technology. Through patented parallel pipeline flow distribution technology, we can accurately control the flow deviation of the energy storage system, control the average temperature difference of the cells in the battery pack within 3 ° C, and effectively improve battery consistency. This also allows us to slow down the attenuation of battery cells, thereby improving the service life of the system and further reducing the cost of life cycle electricity.

●	Wide temperature range: For low-temperature operating environments, the freezing point of the coolant can reach -45 ℃ with a standard heater. Our BMS has low-temperature control logic to monitor the temperature of the battery cells and the outlet water temperature of the water-cooled unit in real time. The BMS automatically starts the heater when the temperature is below a certain threshold, and charge and discharge management can only be carried out after reaching the starting temperature of the battery cell, ensuring safe and stable operation. The insulation performance of liquid cooled products is also significantly improved when compared to air cooled products. Low temperature environmental tests have shown that under ambient temperature conditions of -40 ° C, after being fully charged and discharged, the battery cell temperature drops to -38 ° C after 80 hours of rest, demonstrating good insulation performance.

Our lithium iron phosphate electrochemical energy storage system, with its efficient charging and discharging characteristics, can increase the flexibility of the power system. On the power side, it helps solve the fluctuations in new energy stations, improve the consumption of new energy, and provide auxiliary services such as frequency regulation and peak shaving. On the user side, functions such as peak shaving and valley filling improve power supply reliability.

Our electrochemical energy storage system uses lithium iron phosphate battery energy storage technology, and each set of energy storage units includes a complete lithium iron phosphate battery, BMS, PCS, boost system, and energy storage management system. The energy storage system adopts multiple sets of energy storage units in parallel with the high-voltage side ring network, connected to the 35kV electrical interval of the booster station, to achieve energy storage and feedback.

153

Our Competitive Advantages

General

We believe our technology and battery system have the following advantages over commonly used battery systems:

Ultra-fast charging/discharging capability

We have conducted research and development in key areas such as high safety critical materials, high energy density critical materials, fast charging battery critical materials and application technologies for high-power lithium-ion power batteries, and have accumulated technical strength in the manufacturing of high-power lithium-ion power batteries. The core technologies include ultra-fast charging lithium-ion power battery technology, ultra-high power versions, and ordinary high-power ternary lithium-ion power battery technology.

Based on the selected battery chemical composition, we can provide a battery solution that can charge 80% between 9 and 30 minutes, which has a significant efficiency advantage compared to commonly used battery systems. Our battery system’s ultra-fast charging capability significantly enhances the mobility of electric vehicles and can accelerate consumer adoption of electric vehicles, especially commercial vehicles. The latest generation of ultra-high power version batteries can charge 80% in 9 minutes, while providing energy densities of up to 300 Wh/l and 100 Wh/kg. Such ultra-fast charging capabilities and longer battery lifespan can meet the diverse vehicle design requirements of our OEM customers. Our regular high-power version of the product can charge 80% in 24 minutes.

Long battery lifespan

Based on the selected chemical composition of the battery, we can provide a battery solution with a lifespan of up to 30,000 charging/discharging cycles. Longer battery lifespan allows the lifespan of our battery system to match the lifespan of the vehicle in which the system is installed, eliminating the need for battery replacement and reducing the total cost of ownership for customers.

Enhanced safety margins

We strive to improve the safety of our products by using carefully selected battery components. Our polymer batteries have structural safety advantages compared to other batteries, with sound thermal stability, the ability to operate over a wide temperature range, and a lower risk of internal short circuits and fire related hazards. For products that require higher energy density, we manufacture battery components, ceramic separators, and high-power negative electrodes that can be applied individually or together in certain current and future products to improve product safety and rate performance.

Our positioning is precise and reasonable, in line with industry development trends

We engage mainly in the research and development, production, and sales of high-power polymer lithium-ion batteries. These types of batteries can compensate for the shortcomings of square aluminum shell lithium-ion power batteries in terms of performance. Polymer lithium batteries are lighter, thinner, and have a larger capacity, making them more suitable for high rate discharge scenarios. Due to these advantages, the market application of high-power lithium-ion power batteries has been expanding in recent years and has become the main approach for high-power applications in commercial vehicles. In the coming years, we believe it will further expand its market share with the trend of electrification in the commercial vehicle market.

We have a diverse product portfolio, including ultra-high power batteries, high-power batteries and energy storage batteries. According to market demand, we have a product focus on the 26-100Ah high-power lithium-ion power batteries. We also focus on developing customized lithium-ion power batteries with higher energy density, higher safety, and lighter weight. Customer demand is prioritized, service quality is emphasized, and industry development is followed.

154

High quality service, customized production and fast response capability

Due to the demanding requirements of high-power lithium-ion power battery customers, a high level of customer service is required. We have years of experience addressing customers’ needs in terms of product quality, production capacity guarantee and delivery time. Customer loyalty continues to increase, enabling us to achieve sustainable development and maintain core competitiveness. With our technological innovation advantages, precise market layout, and solid market reputation, our products are widely used in terminal products of several well-known brands, including Yutong Bus, Higher Bus, Beiqi Foton Bus, Shandong Lingong, Shaanxi Tongli, Hangzhou Shenju, Suzhou Green Control, Hunan Sany and Zoomlion Heavy Industry, among other well-known domestic and foreign brands.

Experienced management team

Our company boasts an experienced management team with long tenures in relevant industries and strong technical backgrounds. Our CEO and Chairwoman, Xiaodan Liu, has held leadership roles at investment and high technology companies focused since 2012, with over 20 years management experience. Jingdong Qu, who will become our Executive Director as of the Closing, brings over 10 years of experience as chairman of an investment fund and over 5 years of experience in leadership roles at electronics companies. Our diverse and accomplished team positions our company with seasoned leadership and industry-specific knowledge across critical areas of operations, finance and technology.

Vertical integration from battery cell development to battery pack system manufacturing

We have adopted a customer-oriented product development approach and provide highly customized solutions. Our vertical integration strategy further enhances our competitiveness, extending from core battery chemistry to application technologies such as battery management systems and other power control electronic devices. Our vertical integration capability is supported by our research and design capabilities throughout the entire battery system, as well as established internal manufacturing capabilities. This vertical integration capability enables us to flexibly manage the supply and cost of critical materials for internal production. We believe that we are one of the few leading battery solution providers capable of providing highly customized battery systems and addressing a range of battery material, manufacturing, application engineering, and design issues. The ability to closely and positively collaborate with partners and customers throughout the entire design process enables us to better understand their needs and customize our products according to their specific requirements.

Our vertical integration also makes the development process of new technologies and products faster and more coordinated. It also ensures better quality and cost control during the manufacturing process. In addition, by managing every design step from battery chemistry to power systems, we can better protect our intellectual property and proprietary technology.

Battery Energy Storage Systems

We believe our smart energy storage products have the following advantages:

Mastering the core technology and data of battery cells, ensuring stable and controllable production capacity and supply chain

Our energy storage dedicated battery cells benefit from our research and development, manufacturing experience, and quality system advantages in the field of power batteries, and we can provide full lifecycle management from cell research and development, process production, system integration design, and operational data.

Our battery cells have low internal resistance, low heat generation, long cycle life (system life >6,000 cycles), high safety (no smoke, no fire, no explosion when punctured), and combined with the advanced 1500V DC system, can fully leverage the advantages of high capacity density and small footprint of the smart liquid cooled energy storage product. We have control over the entire process of feeding, production, and testing of self-developed battery cells, providing a data foundation for the consistent matching of energy storage systems and ensuring the consistency of batteries in the energy storage system before leaving the factory.

Industry leading modular liquid cooling products that comprehensively enhance flexibility and safety, significantly reducing investment costs.

We have developed modular liquid cooling products with smaller footprint, higher battery capacity density, and stronger cooling capacity to meet the high requirements for user side energy storage access point capacity and layout flexibility. The particle size of a single module is 0.4MWh, allowing the modules to be combined into batteries with different capacities and physical arrangements. Our smart liquid cooling products reduce the total floor area by about 50%, significantly reducing civil engineering and cable costs, as well as total project cost. Modular design can also support overall transportation, facilitate on-site installation, reduce maintenance difficulties caused by customization and diversity, and enhance the universality of spare parts.

155

Our liquid cooling products use a cell level liquid cooling and thermal management system, which can accurately control the temperature difference between cells within 3 ℃, control the consistency of cell usage, and improve system life by more than 20%. By incorporating intelligent temperature control technology, the overall energy consumption is reduced by about 20%.

Facing complex application scenarios, our smart liquid cooled energy storage products are equipped with a “strong” shell, which can operate normally in areas with temperatures ranging from -40 ℃ to +50 ℃, and adapt to harsh high and low temperatures, high humidity, high salt spray, and wind and sand environmental requirements.

In terms of safety, liquid cooling products have undergone comprehensive upgrades to meet the current strict national requirements for energy storage fire safety, adopting advanced and more effective fully fluorinated ketone fire extinguishing agents, as well as battery pack level distributed fire protection design. Each battery pack is equipped with 26 cell temperature measurement points, temperature sensors, smoke sensors, and composite gas sensors to achieve precise detection. The fire protection branch pipe and nozzle achieve directional spraying for each battery pack. In addition, considering that electrochemical energy storage fires have a certain probability of reignition, the liquid cooled product fire protection system is configured with fire monitoring and analysis, multiple spraying designs, and multiple spraying programs, in order to comprehensively suppress the initial fire and any potential reignition.

Our Strategy

Our strategy is to market our competitive product portfolio globally. We plan to focus our sales and marketing efforts for battery solutions on commercial vehicles and energy storage customers. We believe our vertical integration and high-performance technology allow us to meet the challenging and diverse requirements of these customers. At present, we are focusing on the Chinese commercial vehicle market. After the completion of the Business Combination, we intend to expand our business globally, especially in the Southeast Asian market, and further increase our presence in the energy storage market.

When choosing products, the total operating cost is a crucial factor for customers of commercial electric vehicles and energy storage systems. In order to maintain our position in the market, we intend to continue to invest in the research and development of high-performance battery technology and seek new innovations to further reduce costs. The improvement of battery system solutions involves ongoing development of new battery units and modules, and increasing the energy density of existing batteries.

Our main products are widely used in EVs with high-power demands and in energy storage products. With the continuous growth of mid-to-high-end customers in the EV market, EV owners have increasingly demanding requirements for the routine performance and reliability of lithium battery products. We believe building an R&D platform that integrates technology research and project implementation is crucial to helping us maintain the desirability of our products and improve our overall efficiency and competitiveness.

Some of our production equipment and lines are fully automated. Automated production can improve production efficiency, product consistency and output, while achieving economies of scale and reducing production costs. We intend to increase our reliance on automated production in the future.

Quality and Safety Control

Our batteries have passed quality and safety control tests conducted by the National Automobile Quality Supervision and Inspection Center in accordance with the QC/T 743-2006 standard. The National Automobile Quality Supervision and Inspection Center is a non-governmental entity recognized for verifying certain Chinese government quality and safety control standards.

In June 2015 and October 2016, we were certified by a third-party certification agency, Shanghai NQA Certification Co., Ltd., and obtained ISO 9001:2008 and ISO/TS16949: 2009 management system certification certificates (ISO/TS16949 is a quality management standard requirement for automotive industry suppliers). In July 2015, we obtained the GB/T24001-2004/ISO14001:2004 Environmental Management Body Certification and GB/T28001-2011/0HSAS18001:2007 (ISO45001) Occupational Health and Safety Management System Certification from a third-party certification agency, the Environmental Communication Certification Center Co., Ltd. In June 2018, we obtained the Beijing Hyde GB/T27922-2011 Service Certification five-star certificate. These certifications were expired and are under the process of renewal.

Additionally, we have obtained the UN38.3 safety certification for lithium-ion batteries, allowing our batteries to be shipped by sea.

156

Patents and Other Intellectual Property Rights

To protect our intellectual property rights, we use a combination of trade secret protection, copyright and trademark applications, patent registration, confidentiality clauses, and contractual commitments, along with various other methods. All employees, consultants, and business partners involved in the development of, or otherwise with access to, our intellectual property are required to sign confidentiality agreements.

As of December 31, 2023, we had a total of 30 authorized patents in China, including 3 invention patents and 27 utility model patents. In addition, 5 invention patents are under examination by the competent authorities.

Research and Development

The technology required in the field of high-power batteries and energy storage batteries covers multiple disciplines, not only involving various research achievements and technological innovations in the field of electrochemistry, but also involving multiple technologies such as cell design, structural engineering, and electronic design. Meanwhile, in different application fields, many battery products require research and development, design, and production tailored to the specific needs of different customers, such as ultra-high power discharge, ultra-fast charging, and long cycle energy storage batteries. Therefore, companies that produce these types of batteries are required to have a strong R&D division.

We have established a comprehensive R&D organizational system, attaching great importance to the R&D of front-end new materials, optimization of production equipment and processes, and customer demand oriented application development. On the basis of integrating multiple products, advancing the development of future product technologies, supporting future product strategies, and providing a design system with high reliability, high performance, and easy scalability for product design, our process reengineering and equipment transformation is carried out for internal production processes, emphasizing cost reduction and consumption reduction, and improving production efficiency.

In terms of new material research and development, we continue to explore and optimize the front-end new materials and strive to develop key materials and technologies for future product needs in advance. Currently, we are closely monitoring the development and application progress of sodium ion battery materials and lithium iron manganese phosphate. Additionally, we focus on the research and development of high-energy density silicon carbon negative electrode materials, low-temperature long cycle electrolyte, high rate charge/discharge, and low resistance, high conductivity positive electrode material, in addition to the research on non-primary materials such as binders and current collectors.

In terms of production equipment and processes, we have established an engineering department responsible for continuous optimization of production processes in an effort to reduce costs and consumption, and enhance production efficiency. We have been integrating automation equipment technology to enhance the profitability. We also collaborate with equipment suppliers to automate and upgrade the equipment, providing us with process capabilities to improve product quality and production efficiency.

In terms of application development, targeted research and development of products are carried out according to the technical indicators and product specifications proposed by customers. Product development provides mature and comprehensive battery products and solutions to customers and the market based on the application scenarios, performance requirements and usage patterns of the target product.

Our R&D process strictly follows the TS16949 process for product development (which is the globally recognized quality management standard for the automotive industry), including R&D planning, project initiation, design implementation, review, verification, and confirmation. The personnel involved in product development form project teams, organized by the project manager or project engineer to oversee the development progress of new products. The development output of each stage undergoes rigorous review, including documentation, drawings, standards, sample appearance inspection, sample routine performance testing, sample reliability testing, sample environmental protection testing, process design, quality control points and failure mode analysis. Only after passing such review can it enter small-scale trial production. The development phase is considered complete only after the validation and confirmation of research and development results through sample and trial production in large quantities.

157

We conduct a technical feasibility assessment based on customer needs and research and development plans. After the review is approved, the project team initiates a project to apply for development and sampling, and sends samples to the customer for testing and confirmation. After the testing is passed, we conduct internal trial production and process review to confirm the feasibility of product batch production. After the trial production is passed, mass production is carried out according to market demand, and ultimately the customer’s project development is completed.

We have implemented a research and development model mainly based on independent research and development, supplemented by cooperative research and development. This research and development model is conducive to our use of external resources to pursue a path of combining production, learning, and research. We have established cooperative relationships with institutions such as Beijing Institute of Technology, and adjusted its research and development direction based on market demand through customer surveys and interviews.

The focus of our research, development, and engineering is on developing new battery solutions and continuously improving the performance of existing battery systems. Battery systems are designed by targeting specific performance indicators, such as energy density, power density and specific power, charging rate capability, cycle life, throughput energy, and various safety and abuse tolerance indicators.

We have established a dedicated technology center responsible for material development, battery development, product development, BMS technology, pack manufacturing, future technology development, testing simulation and analysis, and intellectual property. The research and development work mainly focuses on the following areas:

●	By developing key battery materials to improve energy density, power, lifespan, and safety: At the Ganzhou factory, we have made significant efforts in developing low-cost, high-performance new positive and negative electrode materials with the focus on the application development of these material products to reduce the cost of existing products. These low-cost, high-performance new positive and negative electrode materials will be validated in strict accordance with the system requirements of sample testing, small batch testing, and gradually scaled up batch testing in the laboratory and production line before being transferred to our large-scale production facilities.

●	Battery safety: With the increase of battery energy density, new safety solutions are needed for batteries. we focus on studying the root causes of safety incidents, and then combine verification in electrolytes, positive electrodes, negative electrodes, or separators to address these issues. At the same time, as an exploration of a new field of battery safety, we have actively conducted technical layout and research on the safety issues of new solid-state electrolyte systems.

●	New battery application development: For the market expansion, we have been testing and developing batteries for emerging applications that typically have different requirements than electric vehicles. Generally speaking, new application development requires specific specifications to significantly improve without sacrificing too much performance or cost to make changes. An example topic area is 40 ° C ultra-low temperature batteries, which is challenging for traditional materials, but can be achieved through optimization of electrolyte formula and particle conductivity of negative and positive electrode materials.

●	Process development and scaling: We continue to seek new materials and processes to enhance our battery’s competitive advantage in the market through performance or cost. Once the new technology shows promise, sample enlargement will be carried out and pilot factory processes may be conducted to fully evaluate processing economy and material performance.

●	Improve electrical, mechanical, and thermal design: Physical battery design is an important consideration for the scalability, durability, cooling, and abuse resistance of lithium-ion batteries, especially those used in large high-power battery systems. We have developed and will continue to develop innovative structures for battery modules and battery packs.

●	Improve battery system level design: We develop battery systems that can be used by numerous customers and collaborate with them to develop customized battery systems for specific applications. In addition, hawse have been developing control strategies and other systems to manage energy storage units on a grid scale.

We believe that our ability to provide higher performance batteries and battery systems depends on the rapid and effective transfer of the technology developed in our research and development laboratory to large-scale production facilities. Therefore, we have retained small-scale trial production line facilities to provide sufficient validation resources for small batch and multi batch validation.

158

Sales and marketing

We sell our products to many of the principal consumers of high-power power batteries in China, mainly commercial vehicle manufacturers and engineering machinery equipment manufacturers. We have established a strong market reputation in the industry through industry-leading products and a comprehensive after-sales service system. Additionally, we believe that our management team has a strong understanding of market trends and market opportunities.

We employ a direct sales model for product sales, and have a dedicated sales team to communicate with customers. After receiving a customer’s purchase order, the sales team will work closely with the technical and production operations teams to analyze customer needs, develop solutions, and complete product design, production, and delivery. The overall R&D system is based on the standard R&D requirements of the automotive industry, with a comprehensive R&D project initiation, project planning, project management, project implementation, and standardized and procedural R&D mechanisms. We have also established a comprehensive project tracking and management plan to ensure the orderly execution of R&D projects and the efficient output of R&D results. After years of deep cultivation in the research and development industry, as well as sufficient intellectual property development and protection mechanisms, we have accumulated extensive industry experience in professional fields and formed thousands of industry-leading product technology libraries, providing a stable foundation for product design, technical solutions, and production processes tailored to different customer requirements, which allows us to fully meet the needs of customers with higher standards and quality requirements.

Our Production

Our raw material procurement is mainly based on the production plan. The production material control department predicts market demand trends and reviews sales order information provided by the sales department, and then formulates a procurement plan based on the actual production material inventory and production capacity. The R&D department strictly controls the quality of raw materials and advises the procurement department based on its trial production results or mass production situation. For commonly used materials, the procurement department selects several suppliers from Elong’s Qualified Supplier List, conducts multiple rounds of inquiry and price comparison, and finally determines the most suitable supplier to place a purchase order in the ERP system. For new materials, the procurement department searches for suppliers who can supply the new material from the existing qualified supplier list, or seeks and develops new material suppliers. After conducting sample testing, supplier review, price confirmation, and other work, we ultimately select suitable suppliers.

We have established a strict supplier management system, comprehensively evaluating supplier costs, quality, delivery time, response speed, quality assurance and service level, and attach great importance to the environmental protection and safety of raw materials. Suppliers are required to provide environmental testing reports for raw materials, and MSDS reports (chemical safety instructions) are required for chemicals. We review, assess, and evaluate suppliers every year, and move away from suppliers who fail the assessment, ensure two or more qualified suppliers for major raw materials, and choose one supplier for each type of raw material for long-term cooperation, ensuring stable raw material quality, timely supply speed, and optimal cost-effectiveness. Additionally, this system can reduce order delivery risks and save procurement costs. Due to this strict supplier development process and management system, our main raw material suppliers tend to be listed companies or well-known manufacturers in the lithium battery industry.

Our Employees

As of December 31, 2023, we had 93 full-time employees, including 7 R&D personnel, 45 manufacturing operations/supply chain personnel, 19 sales, marketing, and after-sales personnel, and 22 comprehensive and management personnel. Our employees are located in the U.S., Ganzhou, China, and Zibo, China.

Our success depends on our ability to attract, motivate, train, and retain qualified personnel. We believe that we can provide key personnel with competitive compensation and an environment that encourages self-development. Therefore, we believe we are able to attract and retain qualified personnel.

According to the applicable PRC laws and regulations, we are required to make contributions to the employee welfare plan in accordance with the designated proportion of employee wages, bonuses, and certain allowances, and the maximum amount is determined by the local government according to the actual situation. We believe that we have a good working relationship with our employees and have not encountered any significant labor disputes. Our employees have not been represented by any labor unions.

159

Our Facilities

We have two offices and production plants located in Ganzhou and Zibo, China, both of which are leased properties. We believe our facilities are adequate for our present operations.

The premises in Ganzhou and Zibo are constructed by local government departments in accordance with the cooperation agreements. Based on these agreements, we will be able to use these premises to carry out production and operation activities in accordance with the agreements.

Ganzhou Factory

The Ganzhou premises include one research and development office building, three apartment and dormitory buildings, two production factories, two warehouse buildings, and other supporting facilities such as distribution rooms and fire control rooms. The total floor area is approximately 92,000 square meters.

We have purified and renovated the production workshop, built supporting sewage treatment systems, fire protection engineering and other facilities, and built 2 battery cell production lines and 2 PACK production lines, forming a production capacity from single cell manufacturing to the shipment of PACK battery pack products. In recent years, the factory has continuously increased production and expanded capacity. After the completion of the next planned expansion, it is expected to have an annual production capacity of 2.3GWh of battery cells. The Ganzhou factory has successfully passed certifications for IATF16949 quality system, ISO14001 environmental system, ISO45001 occupational health and safety system, and other systems. These certifications were expired and are under the process of renewal.

Zibo Factory

The independent factory building in Zibo includes office and production buildings, as well as other supporting facilities, such as distribution rooms and fire control rooms. The total floor area is approximately 15,000 square meters, used for manufacturing and office space. Currently, two battery PACK system production lines have been built, with a combined annual production capacity of 1GWh of lithium battery PACK systems. The factory will continue to expand through the construction of two more PACK production lines in the future. It is expected that once the planned expansion is completed, the Zibo factory will have the capacity to produce 3GWh of lithium battery PACK systems annually.

Legal Proceedings

From time to time, we may become involved in litigation, claims, and proceedings. Legal proceedings are subject to inherent uncertainties, and an unfavorable outcome might include monetary damages. Verdicts involving significant damages can result from litigation. Although we have insurance for certain potential risks, any such verdicts, or settlements of any underlying claims, could result in a material adverse impact on our business, financial position, results of operations, and/or cash flows.

For detailed information concerning our current legal proceedings, see Note 21, Commitments and Contingencies – (ii) Litigation, in the notes to Elong’s audited consolidated financial statements as of December 31, 2023 appearing elsewhere in this proxy statement/prospectus.

160

GOVERNMENT REGULATIONS APPLICABLE TO ELONG’S BUSINESS

Elong operates substantially all of its business in the PRC under a legal regime consisting of the National People’s Congress, which is the country’s highest legislative body, the State Council, which is the highest authority of the executive branch of the PRC central government, and several ministries and agencies under its authority, including but not limited to the SAFE, the MOFCOM, the NDRC, the SAMR, formerly known as the State Administration for Industry and Commerce of the PRC (the “SAIC”), the Ministry of Industry and Information Technology of the PRC (the “MIIT”), and their respective authorized local counterparts.

This section sets forth a summary of the significant rules and regulations that affect Elong’s and following the Business Combination, New Elong’s business activities in the PRC.

Regulations Relating to Electric Vehicle & Energy Storage System Lithium Battery Industries

There has been an intensive promulgation of regulations on electric vehicle batteries since 2013. Elong’s and following the Business Combination, New Elong’s business complies principally with a series of regulations on Electric vehicle batteries and new energy industry including the Conditions on the Regulation of Lithium-ion Battery Industry while regulations on the industry were gradually enhanced.

According to the Guiding Catalog for Industrial Restructuring (2011, revised in 2013), which was promulgated by the NDRC on February 16, 2013 and was effective on May 1, 2013, all of Electric Vehicle & Energy Storage System Lithium-ion batteries, LFP for lithium-ion batteries and other cathode materials and lithium-ion battery automated production equipment manufacturing fell into the encouraged industries in the catalog and remain being encouraged according to the Guiding Catalog for Industrial Restructuring (2024) which will enact on February 1, 2024.

In order to lead the common practice of the lithium battery industry, the MIIT has enacted the Management Measures of Standardization Announcement of Lithium Battery Industry on December 10, 2021 according to the Conditions on the Regulation of Lithium-ion Battery Industry, stimulating that the responsible departments of industry and information technology in each province, autonomous region and municipality directly under the Central Government are responsible for the acceptance, verification and submission of announcement applications for lithium battery industry enterprise in the region, and for supervising and checking the implementation of the standardization conditions. The MIIT is responsible for the management of the national lithium battery industry standardization announcement, the organization of reviewing, sampling, publishing and announcing of application materials recommended by responsible industrial departments in the provincial level, and for the dynamic management of list of standardization announcement of lithium battery industry.

Regulation Relating to Foreign Investment

All limited liability companies incorporated and operating in the PRC are governed by the PRC Company Law, which was amended and promulgated by the SCNPC on October 26, 2018. However, on December 29, 2023, the SCNPC promulgated the Company Law of the PRC (2023 Version) (the “Revised Company Law”) which will become effective on July 1, 2024. The Revised Company Law further stipulates on the establishment and dissolution of the company, the organizational structure and the capital system of the company, and strengthens the responsibilities of shareholders and management personnel and corporate social responsibility. As of the date of this proxy statement/prospectus, the Revised Company Law has not yet gone into effect. FIEs shall also be governed by the PRC Company Law, with exceptions as specified in foreign investment laws.

The Foreign Investment Law of the People’s Republic of China, or the PRC Foreign Investment Law, was promulgated by the National People’s Congress on March 15, 2019 and became effective on January 1, 2020, repealing simultaneously the Law of the PRC on Sino-foreign Equity Joint Ventures, the Law of the PRC on Wholly Foreign-owned Enterprises and the Law of the PRC on Sino-foreign Cooperative Joint Ventures. On December 26, 2019, the State Council promulgated the Regulation for Implementing the Foreign Investment Law of the People’s Republic of China, or the FIE Implementing Regulation, which became effective on January 1, 2020 and replaced the implementation rules of each of the Law of the PRC on Sino-foreign Equity Joint Ventures, the Law of the PRC on Wholly Foreign-owned Enterprises and the Law of the PRC on Sino-foreign Cooperative Joint Ventures. The FIE Implementing Regulations strictly implements the legislative principles and purpose of the Foreign Investment Law, emphasizes promoting and protecting the foreign investment and refines the specific measures to be implemented. On the same day, the Supreme People’s Court issued the Interpretation on the Application of the Foreign Investment law of the PRC, effective as of January 1, 2020, which applies to all contractual disputes arising from the acquisition of the relevant rights and interests by a foreign investor by way of gift, division of property, merger and division of enterprises.

161

The PRC Foreign Investment Law and the FIE Implementing Regulation apply the administrative system of pre-establishment national treatment plus negative list to foreign investment and clarify the state shall develop a catalogue of industries for encouraging foreign investment to specify the industries, fields, and regions where foreign investors are encouraged and directed to invest. Investment activities in the PRC by foreign investors were principally governed by the Guidance Catalogue of Industries for Foreign Investment, promulgated and as amended from time to time by MOFCOM and NDRC, which was later divided into two legal documents, including the Catalog of Industries for Encouraged Foreign Investment, or the Encouraged Catalog, and the Special Administrative Measures for Access of Foreign Investment (Negative List), or the Negative List. The current Encouraged Catalog was promulgated by MOFCOM and NDRC on October 26, 2022 and became effective on January 1, 2023 and the current Negative List is the 2021 Negative List, promulgated by MOFCOM and NDRC on December 27, 2021 and became effective on January 1, 2022, which has replaced the Special Administrative Measures for the Access of Foreign Investment (2020 Version) and serves as the main basis for the management and supervision of foreign investments in PRC. Foreign investment in those industries not set out on the 2021 Negative List is generally deemed as permitted unless specifically restricted or prohibited under other PRC laws. The Negative List is subject to review and update by the PRC government from time to time.

None of Elong’s businesses conducted by its PRC Subsidiaries are on the 2021 Negative List. Therefore, Elong is able to conduct its business through PRC Entities without being subject to restrictions imposed by the foreign investment laws and regulations of the PRC.

Regulations Relating to Intellectual Property

Copyright

China has adopted comprehensive legislation governing intellectual property rights, including trademarks and copyrights. China is a signatory to the primary international conventions on intellectual property rights and has been a member of the Agreement on Trade Related Aspects of Intellectual Property Rights since its accession to the WTO in December 2001.

In September 1990, the SCNPC promulgated the Copyright Law of the People’s Republic of China, which became effective in June 1991 and was amended in 2001, 2010 and 2020 respectively. The amended Copyright Law extends copyright protection to internet activities, products disseminated over the internet and software products. In addition, a registration system has been established under the administration under the Copyright Protection Centre of China.

In order to further implement the Computer Software Protection Regulations, promulgated by the State Council in December 2001 and amended in 2011 and 2013 respectively, the National Copyright Administration issued Measures for the Registration of Computer Software Copyright in February 2002, which specify detailed procedures and requirements with respect to the registration of software copyrights.

Trademark

According to the Trademark Law of the People’s Republic of China, promulgated by the SCNPC in August 1982, and amended in 1993, 2001, 2013 and 2019 respectively, the Trademark Office of China National Intellectual Property Administration is responsible for the registration and administration of trademarks. Registered trademarks are valid for ten years from the date the registration is approved. A registrant may apply to renew a registration within twelve months before the expiration date of the registration. If the registrant fails to apply in a timely manner, a grace period of six additional months may be granted. If the registrant fails to apply before the grace period expires, the registered trademark shall be deregistered. Renewed registrations are valid for ten years. In April 2014, the State Council issued the revised Implementing Regulations of the Trademark Law, which specified the requirements of applying for trademark registration and review.

Patent

According to the Patent Law of the People’s Republic of China promulgated by the SCNPC in 1984 and amended in 1992, 2000, 2008 and 2020, respectively, a patentable invention or a utility model must meet three criteria: novelty, inventiveness and practicability. A patent is valid for a twenty-year term for an invention, a ten-year term for a utility model and a fifteen-year term for a design, starting from the application date.

162

Domain Names

In August 2017, the MIIT promulgated the Administrative Measures on Internet Domain Names, or the Domain Name Measures. The Domain Name Measures regulate the registration of domain names, such as the top-level domain name “.cn”. The MIIT is in charge of the administration of PRC internet domain names and the domain name services follow a “first come, first file” principle.

Regulations Relating to Foreign Exchange

Pursuant to the Foreign Exchange Administration Regulations, as amended in August 2008, the RMB is freely convertible for current account items, including the distribution of dividends, interest payments, trade and service-related foreign exchange transactions, but is subject to certain foreign exchange regulations for capital account items, such as direct investments, loans, repatriation of investments and investments in securities outside the PRC, unless SAFE’s prior approval is obtained and prior registration with SAFE is made. In May 2013, SAFE promulgated the Circular of the SAFE on Printing and Distributing the Administrative Provision on Foreign Exchange in Domestic Direct Investment by Foreign Investors and Relevant Supporting Documents, amended on October 10, 2018 and December 30, 2019, which provides for and simplifies the operational steps and regulations on foreign exchange matters related to direct investment by foreign investors, including foreign exchange registration, account opening and use, receipt and payment of funds, and settlement and sales of foreign exchange.

Pursuant to the Notice on Further Simplifying and Improving Policies of Foreign Exchange Administration on Direct Investment or SAFE Notice 13, promulgated by the SAFE on February 13, 2015 and effective on June 1, 2015, two administrative approval matters, including foreign exchange registration approval under domestic direct investment and foreign exchange registration approval under overseas direct investment, shall be reviewed and processed directly by banks. The SAFE and its local bureaus shall implement indirect supervision through the foreign exchange registration with banks for direct investment.

Pursuant to the Notice of the SAFE on Reforming the Administration of Foreign Exchange Settlement of Capital of Foreign-invested Enterprises, or Circular 19, promulgated on March 30, 2015 and effective on June 1, 2015, and was partially amended on December 30, 2019, and the Notice of the State Administration of Foreign Exchange on Reforming and Standardizing the Foreign Exchange Settlement Management Policy of Capital Account, or SAFE Circular 16, promulgated on and effective June 9, 2016, the system of voluntary foreign exchange settlement is implemented for the foreign exchange earnings of foreign exchange capital of foreign-invested enterprises. Foreign exchange capital in a foreign-invested enterprise’s capital account, for which the monetary contribution has been confirmed by the SAFE (or for which the monetary contribution has been registered for account entry), may be settled at a bank as required by the actual management needs of the enterprise. The voluntary settlement ratio of foreign-invested enterprise’s foreign exchange capital projects has been temporarily set at 100%. The SAFE may make adjustments to the said ratio at appropriate times based on the status of the international balance of payments. In addition, foreign exchange earnings under capital projects and the Renminbi funds obtained from the exchange settlements thereof shall not be used by foreign-invested enterprises for the following purposes: (1) direct or indirect payments of expenditures exceeding its business scope or those being prohibited by the laws and regulations of the PRC; (2) direct or indirect uses in securities investments or investments other than capital-protected banking products (except as otherwise expressly provided); (3) issuance of loans to non-affiliated enterprises (excluding those that are expressly permitted within their business scope); and (4) construction or purchase of real estate not for personal use (except for real estate enterprises).

On January 26, 2017, the SAFE promulgated the Notice of the SAFE on Further Improving Reform of Foreign Exchange Administration and Optimizing Genuineness and Compliance Verification, which took effect on the same day. This notice sets out various measures to tighten genuineness and compliance verification of cross-border transactions and cross-border capital flow, which include without limitation requiring banks to verify board resolutions, tax filing forms, and audited financial statements before wiring foreign-invested enterprises’ foreign exchange distribution above $50,000, and strengthening genuineness and compliance verification of foreign direct investments.

On October 23, 2019, the SAFE promulgated the Notice of the State Administration of Foreign Exchange on Further Promoting the Convenience of Cross-border Trade and Investment, or the SAFE Circular 28. The SAFE Circular 28 provides that non-investment foreign-invested enterprises may use capital to make equity investment in the PRC in accordance with laws under the premise that the investment is not in violation of the applicable special entry management measures for foreign investment (negative list) and the projects invested are true and in compliance with relevant laws and regulations.

163

On April 10, 2020, the SAFE issued the Notice of the SAFE on Optimizing Foreign Exchange Administration to Support the Development of Foreign-related Business, or the SAFE Circular 8. The SAFE Circular 8 provides that under the condition that the use of the funds is genuine and compliant with current administrative provisions on use of income relating to capital account, enterprises are allowed to use income under capital account such as capital funds, foreign debts and overseas listings for domestic payment, without submission to the bank prior to each transaction of materials evidencing the veracity of such payment.

Regulations Relating to Offshore Investment

Pursuant to the Circular on Relevant Issues concerning Foreign Exchange Administration of Overseas Investment and Financing and Return Investments Conducted by Domestic Residents through Overseas Special Purpose Vehicles, or the SAFE Circular 37, promulgated by SAFE and which became effective on July 4, 2014, (a) a PRC resident shall register with the local SAFE branch before he or she contributes assets or equity interests in an overseas special purpose vehicle (“Overseas SPV”), that is directly established or controlled by the PRC Resident for the purpose of conducting investment or financing; and (b) following the initial registration, the PRC Resident is also required to register with the local SAFE branch for any major change, in respect of the Overseas SPV, including, among other things, a change of the Overseas SPV’s PRC Resident shareholder(s), name of the Overseas SPV, term of operation, or any increase or reduction of the Overseas SPV’s registered capital, share transfer or swap, and merger or division. Pursuant to SAFE Circular 37, failure to comply with these registration procedures may result in penalties.

Pursuant to the Circular of the State Administration of Foreign Exchange on Further Simplifying and Improving the Direct Investment-related Foreign Exchange Administration Policies, or the SAFE Notice 13, which was promulgated on February 13, 2015 and with effect from June 1, 2015, the foreign exchange registration under domestic direct investment and the foreign exchange registration under overseas direct investment is directly reviewed and handled by banks in accordance with the SAFE Notice 13, and the SAFE and its branches shall perform indirect regulation over the foreign exchange registration via banks. If a PRC shareholder holding interests in an Overseas SPV fails to fulfill the required SAFE registration, the PRC subsidiaries of that Overseas SPV may be prohibited from distributing profits to the offshore parent and from carrying out subsequent cross-border foreign exchange activities, and the SPV may be restricted in its ability to contribute additional capital into its PRC subsidiaries.

Regulation on Foreign Debt

A loan made by a foreign entity as direct or indirect shareholder in a FIE is considered to be foreign debt in China and is regulated by various laws and regulations, including the PRC Foreign Exchange Administration Regulations, the Interim Provisions on the Management of Foreign Debts, the Statistical Monitoring of Foreign Debts Tentative Provisions, the Administrative Measures for Registration of Foreign Debts. Under these rules and regulations, a shareholder loan in the form of foreign debt made to a PRC entity does not require the prior approval of SAFE. However, such foreign debt must be registered with and recorded by SAFE or its local branches within fifteen (15) business days after entering into the foreign debt contract. Pursuant to these rules and regulations, the maximum amount of the aggregate of (i) the outstanding balance of foreign debts with a term not longer than one year, and (ii) the accumulated amount of foreign debts with a term longer than one year, of a FIE shall not exceed the difference between its registered total investment and its registered capital, or Total Investment and Registered Capital Balance.

On January 12, 2017, the PBOC, promulgated the Notice of the People’s Bank of China on Matters concerning the Macro-Prudential Management of Full-Covered Cross-Border Financing, or PBOC Circular 9, which sets forth an upper limit for PRC entities, including FIEs and domestic enterprises, regarding their foreign debts. Pursuant to PBOC Circular 9, the outstanding cross-border financing of an enterprise (the outstanding balance drawn, here and below) shall be calculated using a risk-weighted approach, or Risk-Weighted Approach, and shall not exceed the specified upper limit, namely: risk-weighted outstanding cross-border financing ≤ the upper limit of risk-weighted outstanding cross-border financing. Risk-weighted outstanding cross-border financing =∑ outstanding amount of RMB and foreign currency denominated cross-border financing * maturity risk conversion factor * type risk conversion factor +∑ outstanding foreign currency denominated cross-border financing * exchange rate risk conversion factor. Maturity risk conversion factor shall be 1 for medium- and long-term cross-border financing with a term of more than one year and 1.5 for short-term cross-border financing with a term of one year or less than one year. Type risk conversion factor shall be 1 for on-balance-sheet financing and 1 for off-balance-sheet financing (contingent liabilities) for the time being. Exchange rate risk conversion factor shall be 0.5. The PBOC Circular 9 further provides that the upper limit of risk-weighted outstanding cross-border financing for enterprises, or Net Asset Limits, shall be 300% of its net assets. The PBOC Circular 9 does not supersede the Interim Provisions on the Management of Foreign Debts, but rather serves as a supplement to it. PBOC Circular 9 provided for a one-year transitional period, or the Transitional Period, from its promulgation date for FIEs, during which period FIEs could choose to calculate their maximum amount of foreign debt based on either (i) the Total Investment and Registered Capital Balance, or (ii) the Risk-Weighted Approach and the Net Asset Limits. Under the PBOC Circular 9, after the Transitional Period ends on January 11, 2018, the PBOC and SAFE will determine the cross-border financing administration mechanism for the foreign-invested enterprises after evaluating the overall implementation of PBOC Circular 9. In addition, according to PBOC Circular 9, a foreign loan must be filed with SAFE through the online filing system of SAFE after the loan agreement is signed and at least three business days prior to the borrower withdraws any amount from such foreign loan.

164

On January 5, 2023, the NDRC promulgated the Administrative Measures for Examination and Registration of Medium and Long-term Foreign Debts of Enterprises, or the Foreign Debts Measures, which became effective on February 10, 2023. For the purpose of the Foreign Debts Measures, medium and long-term foreign debts refer to debt instruments with a maturity of more than one year, denominated in Renminbi or a foreign currency, issued overseas by PRC enterprises and overseas enterprises or branches controlled by them, with the principal repaid and interest accrued as agreed. Enterprises shall, prior to the borrowing of foreign debts, complete the formalities of examination and registration and obtain the certificate of examination and registration. Those that have not completed examination and registration formalities are not allowed to borrow foreign debts. Pursuant to the Foreign Debts Measures, the requirement of the examination and registration formalities also apply to the indirect borrowing of medium and long-term foreign debts by domestic enterprises. The Foreign Debts Measures also provides that an enterprise whose principal business activities are conducted within the territory of China, issues bonds or borrows commercial loans overseas, in the name of an enterprise registered overseas, based on the equity, assets, earnings or other similar rights and interests of the domestic enterprise, shall be deemed as indirect borrowing of foreign debts overseas by domestic enterprises.

On December 4, 2023, the SAFE promulgated the Circular on Further Deepening the Reform to Facilitate Cross-border Trade and Investment, pursuant to which, the pilot policies for facilitating cross-border financing are extended nationwide, qualified high and new technology enterprises, specialized and sophisticated enterprises that produce new and unique products and core technologies and technology-based small and medium-sized enterprises within 14 provinces can independently borrow foreign debts within the limit of the equivalent of US $10 million, such qualified enterprises within other provinces can borrow foreign debts within the limit of the equivalent of US $5 million.

Regulations Relating to Dividend Distributions

According to the PRC Company Law and PRC Foreign Investment Law, the PRC Entities, as FIEs, are required to draw 10% of its after-tax profits each year, if any, to fund a statutory reserve, which may stop drawing its after-tax profits if the aggregate balance of the statutory reserve has already accounted for over 50% of its registered capital. These reserves are not distributable as cash dividends. Furthermore, under the PRC EIT Law, which became effective in January 2008 with the latest amendment on December 29, 2018, the maximum tax rate for the withholding tax imposed on dividend payments from FIEs to their overseas investors that are not regarded as “resident” for tax purposes is 20%. The rate was reduced to 10% under the Implementing Regulations for the PRC EIT Law issued by the State Council on December 6, 2007 and was amended on April 23, 2019. However, a lower withholding tax rate might be applied if there is a tax treaty between China and the jurisdiction of the foreign holding companies, and certain requirements specified by PRC tax authorities are satisfied.

Regulations Relating to Overseas Listings and M&A

On August 8, 2006, six Chinese regulatory agencies, including the MOFCOM, jointly issued the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, or the M&A Rules, which became effective on September 8, 2006 and amended on June 22, 2009. The M&A Rules, among other things, require that if an overseas company established or controlled by PRC companies or individuals, or PRC Citizens, intends to acquire equity interests or assets of any other PRC domestic company affiliated with the PRC Citizens, such acquisition must be submitted to the MOFCOM for approval. The M&A Rules also require that an Overseas SPV that is controlled by PRC companies or individuals and that has acquired PRC domestic companies’ equities with the SPV’s shares shall obtain CSRC approval prior to publicly listing their securities on an overseas stock exchange.

165

On February 17, 2023, the CSRC promulgated the Overseas Listing Trial Measures and five supporting guidelines, which became effective on March 31, 2023. According to the Overseas Listing Trial Measures, among other requirements, (1) domestic companies that seek to offer or list securities overseas, both directly and indirectly, should fulfil the filing procedures with the CSRC; if a domestic company fails to complete the filing procedure, such domestic company may be subject to administrative penalties; (2) if the issuer meets both of the following conditions, the overseas offering and listing shall be determined as an indirect overseas offering and listing by a domestic company: (i) any of the total assets, net assets, revenues or profits of the domestic operating entities of the issuer in the most recent accounting year accounts for more than 50% of the corresponding figure in the issuer’s audited consolidated financial statements for the same period; (ii) its major operational activities are carried out in China or its main places of business are located in China, or the senior managers in charge of operation and management of the issuer are mostly Chinese citizens or are domiciled in China; and (3) where a domestic company seeks to indirectly offer and list securities in an overseas market, the issuer shall designate a major domestic operating entity responsible for all filing procedures with the CSRC, and such filings shall be submitted to the CSRC within three business days after the submission of the overseas offering and listing application. The Overseas Listing Trial Measures further provides that an overseas listing or offering is explicitly prohibited, if any of the following: (1) such securities offering and listing is explicitly prohibited by provisions in laws, administrative regulations and relevant state rules; (2) the intended securities offering and listing may endanger national security as reviewed and determined by competent authorities under the State Council in accordance with law; (3) the domestic company intending to make the securities offering and listing, or its controlling shareholder(s) and the actual controller, have committed relevant crimes such as corruption, bribery, embezzlement, misappropriation of property or undermining the order of the socialist market economy during the latest three years; (4) the domestic company intending to make the securities offering and listing is currently under investigations for suspicion of criminal offenses or major violations of laws and regulations, and no conclusion has yet been made thereof; or (5) there are material ownership disputes over equity held by the domestic company’s controlling shareholder(s) or by other shareholder(s) that are controlled by the controlling shareholder(s) and/or actual controller.

In addition, the Overseas Listing Trial Measures provide that the direct or indirect overseas listings of the assets of domestic companies through one or more acquisitions, share swaps, transfers or other transaction arrangements shall be subject to filing procedures in accordance with the Overseas Listing Trial Measures, which filing shall be submitted within three business days after the issuer submits its application documents relating to the initial public offering and/or listing or after the first public announcement of the relevant transaction (if the submission of relevant application documents is not required). The Overseas Listing Trial Measures also requires subsequent reports to be filed with the CSRC on material events, such as change of control or voluntary or forced delisting of the issuer(s) who have completed overseas offerings and listings. Guidance for Application of Regulatory Rules - Overseas Offering and Listing No.1, promulgated by CSRC together with the Overseas Listing Trial Measures, provides that if a domestic enterprise completes an overseas offering through an overseas special purposes acquisition company, it shall submit the filing materials within three business days after such overseas special purposes acquisition company publicly announces such acquisition transaction.

Furthermore, on February 24, 2023, the CSRC revised the Archives Rules issued in 2009, and the revised Archives Rules came into effect on March 31, 2023. In the overseas listing activities of domestic companies, domestic companies, as well as securities companies and securities service institutions providing relevant securities services thereof, should establish a sound system of confidentiality and archival work, shall not disclose state secrets, or harm the state and public interests. Where a domestic company provides or publicly discloses to the relevant securities companies, securities service institutions, overseas regulatory authorities and other entities and individuals, or provides or publicly discloses through its overseas listing entity, any document or material involving any state secret or any work secret of any governmental agency, it shall report to the competent authority for approval in accordance with the law, and submit to the secrecy administration department for filing.

Regulations Relating to Employment

The Labor Law of the People’s Republic of China, or the Labor Law, which became effective in January 1995 and was amended in 2018, and the Employment Contract Law of the People’s Republic of China, or the Employment Contract Law, effective in January 2008 and amended in 2012, require employers to provide written contracts to their employees, restrict the use of temporary workers and aim to give employees long-term job security. Employers must pay their employees’ wages equal to or above local minimum wage standards, establish labor safety and workplace sanitation systems, comply with state labor rules and standards and provide employees with appropriate training on workplace safety. In September 2008, the State Council promulgated the Implementing Regulations for the PRC Employment Contract Law which became effective immediately and interprets and supplements the provisions of the Employment Contract Law.

166

Under the Labor Contract Law, an employer shall limit the number of dispatched workers so that they do not exceed a certain percentage of its total number of workers. In January 2014, the Human Resources and Social Security issued the Interim Provisions on Labor Dispatching, which became effective in March 2014, pursuant to which it provides that the number of dispatched workers hired by an employer shall not exceed 10% of the total number of its employees (including both directly hired employees and dispatched contract workers).

The PRC governmental authorities have passed a variety of laws and regulations regarding social insurance and housing funds from time to time, including, among others, the Social Insurance Law of the People’s Republic of China, the Regulation of Insurance for Labor Injury, the Regulations of Insurance for Unemployment, the Provisional Insurance Measures for Maternal Employees, the Interim Regulations Concerning the Collection and Payment of Social Insurance Premiums and the Administrative Regulations on the Housing Provident Fund. Pursuant to these laws and regulations, enterprises in the PRC shall provide their employees with welfare schemes covering pension insurance, unemployment insurance, maternity insurance, occupational injury insurance and medical insurance, as well as housing fund and other welfare plans. Failure to comply with such laws and regulations may result in various fines and legal sanctions and supplemental contributions to the local social insurance and housing fund regulatory authorities.

Regulations Relating to Consumer Rights Protection

The PRC Consumer Rights and Interests Protection Law, or PRC Consumer Protection Law, as amended on October 25, 2013 and effective on March 15, 2014, sets out the obligations of business operators and the rights and interests of the consumers. Pursuant to the PRC Consumer Protection Law, business operators must guarantee that the commodities they sell satisfy the requirements for personal or property safety, provide consumers with authentic information about the commodities, and guarantee the quality, function, usage and term of validity of the commodities. Failure to comply with the PRC Consumer Protection Law may subject business operators to civil liabilities such as refunding purchase prices, exchange of commodities, repairing, ceasing damages, compensation, and restoring reputation, and even subject the business operators or the responsible individuals to criminal penalties if business operators commit crimes by infringing the legitimate rights and interests of consumers.

Regulations Relating to Tax in the PRC

Income Tax

The PRC Enterprise Income Tax Law, or the PRC EIT Law, was promulgated in March 2007 and was most recently amended in December 2018. The PRC EIT Law applies a uniform 25% enterprise income tax rate to both foreign-invested enterprises and domestic enterprises, except where tax incentives are granted to special industries and projects. Under the PRC EIT Law, an enterprise established outside China with “de facto management bodies” within China is considered a “resident enterprise” for PRC enterprise income tax purposes and is generally subject to a uniform 25% enterprise income tax rate on its worldwide income. Under the implementation regulations to the PRC EIT Law, a “de facto management body” is defined as the body that exercises full and substantial control and overall management over the business, productions, personnel, accounts and properties of an enterprise.

In April 2009, the Ministry of Finance, or MOF, and SAT jointly issued the Notice on Issues Concerning Process of Enterprise Income Tax in Enterprise Restructuring Business, or the Circular 59, which became effective retroactively as of January 2008. In March 2011, SAT issued the Notice on Several Issues Regarding the Income Tax of Non-PRC Resident Enterprises, or the SAT Circular 24, effective in April 2011. By promulgating and implementing these circulars, the PRC tax authorities have enhanced their scrutiny over the direct or indirect transfer of equity interests in a PRC resident enterprise by a non-resident enterprise.

In February 2015, SAT issued the Notice on Certain Corporate Income Tax Matters on Indirect Transfer of Properties by Non-PRC Resident Enterprises, or the SAT Circular 7. Pursuant to the SAT Circular 7, an “Indirect Transfer” of PRC assets, including a transfer of equity interests in an unlisted non-PRC holding company of a PRC resident enterprise, by non-PRC resident enterprises may be re-characterized and treated as a direct transfer of the underlying PRC assets, if such arrangement does not have a reasonable commercial purpose and was established for the purpose of avoiding payment of PRC enterprise income tax. As a result, gains derived from such indirect transfer may be subject to PRC enterprise income tax, and the transferee or other person who is obligated to pay for the transfer is obligated to withhold the applicable taxes, currently at a rate of 10% for the transfer of equity interests in a PRC resident enterprise. It also brings challenges to both the foreign transferor and transferee of the indirect transfer as they have to determine whether the transaction should be subject to PRC tax and to file or withhold the PRC tax accordingly. In October 2017, SAT issued the Announcement on Issues Relating to Withholding at Source of Income Tax of Non-resident Enterprises, or the SAT Circular 37, amended in June 2018. SAT Circular 37 purports to clarify certain issues in the implementation of the above regime, by providing, among others, the definition of equity transfer income and tax basis, the foreign exchange rate to be used in the calculation of withholding amount, and the date of occurrence of the withholding obligation. Specifically, SAT Circular 37 provides that where the transfer income subject to withholding at source is derived by a non-PRC resident enterprise in instalments, the instalments may first be treated as recovery of costs of previous investments. Upon recovery of all costs, the tax amount to be withheld must then be computed and withheld.

167

Value-Added Tax

The PRC Provisional Regulations on Value-Added Tax were promulgated by the State Council on December 13, 1993, which became effective on January 1, 1994 and were subsequently amended from time to time. The Detailed Rules for the Implementation of the PRC Provisional Regulations on Value-Added Tax (2011 Revision) was promulgated by the Ministry of Finance on December 25, 1993 and subsequently amended on December 15, 2008 and October 28, 2011. On November 19, 2017, the State Council promulgated the Decisions on Abolishing the PRC Provisional Regulations on Business Tax and Amending the PRC Provisional Regulations on Value-Added Tax. Pursuant to these regulations, rules and decisions, all enterprises and individuals engaged in sale of goods, provision of processing, repair, and replacement services, sales of services, intangible assets, real property, and the importation of goods within the PRC territory are VAT taxpayers. On March 20, 2019, the Ministry of Finance, the SAT, and the General Administration of Customs jointly issued the Announcement on Relevant Policies on Deepen the Reform of Value-Added Tax, according to which for general VAT payers’ sales activities or imports that are subject to VAT at a current applicable rate of 16% or 10%, the applicable VAT rate is adjusted to 13% or 9%, respectively, from April 1, 2019.

Regulations Relating to the Development of Construction Projects

According to the Urban and Rural Planning Law of the PRC promulgated by the SCNPC on October 28, 2007 and latest amended on April 23, 2019, a construction work planning permit must be obtained from the competent urban and rural planning government authority for the construction of any structure, fixture, road, pipeline or other engineering project within an urban or rural planning area.

After obtaining a construction work planning permit, subject to certain exceptions, a construction enterprise must apply for a construction work commencement permit from the construction authority under the local people’s government at the county level or above in accordance with the Administrative Provisions on Construction Permit of Construction Projects promulgated by the Ministry of Housing and Urban-Rural Development (the “MOHURD”), on June 25, 2014 and implemented on October 25, 2014 and latest amended on March 30, 2021.

Pursuant to the Administrative Measures for Reporting Details Regarding Acceptance Examination upon Completion of Buildings and Municipal Infrastructure promulgated by the Ministry of Construction on April 4, 2000 and amended on October 19, 2009 and the Provisions on Acceptance Examination upon Completion of Buildings and Municipal Infrastructure promulgated and implemented by the MOHURD on December 2, 2013, upon the completion of a construction project, the construction enterprise must submit an application to the competent department in the people’s government at or above county level where the project is located, for examination upon completion of building and for filing purpose; and to obtain the filing form for acceptance and examination upon completion of construction project.

Regulations Relating to Lease Property

Pursuant to the Law of the People’s Republic of China on the Administration of the Urban Real Estate, promulgated by the SCNPC on July 5, 1994 and last amended on August 26, 2019 and effective on January 1, 2020, in the lease of a house, the leaser and the lessee shall conclude a written lease contract defining such matters as the term, purpose and price of the lease, liability for repair, as well as other rights and obligations of both parties. They shall register the lease contract with the department of housing administration for the record. Pursuant to the Administrative Measures on Commodity Housing Leasing, issued by Ministry of Housing and Urban-Rural Development on December 1, 2010 and became effective on February 1, 2011, without complying with the registration requirement above, the leaser and the lessee may be imposed a fine by the governmental authorities.

168

Regulations Relating to Product Quality

According to the PRC Product Quality Law (revised in 2018), manufacturers shall be responsible for the quality of their products. Product quality should meet the following requirements: (1) no unreasonable danger that endangers personal and property safety, and if there are national standards or industry standards that protect human health and personal and property safety, the standards should be met; (2) possesses the use performance that the product should possess, except for those flaws in which are clearly indicated; (3) conforms to the product standards indicated on the product or its packaging, and conforms to the quality status indicated by the product description, physical samples, etc.

Under the PRC Civil Code, manufacturers or retailers of defective products that cause property damage or physical injury to any person will be subject to civil liability, a customer who suffers injury from a defective product can claim damages from either the manufacturer or vendor of the defective product. And, where personal injury is caused by tort, the tortfeasor shall compensate the victim for the reasonable costs and expenses for treatment and rehabilitation, as well as death compensation and funeral costs and expenses if it causes the death of the victim. There is no cap on monetary damages the plaintiffs may seek under the PRC Civil Code.

Regulations Related to Work Safety

Under relevant construction safety laws and regulations, including the PRC Work Safety Law, which was promulgated by the SCNPC on June 29, 2002 with the latest amendment on June 10, 2021, production and operating business entities must establish objectives and measures for work safety and improve the working environment and conditions for workers in a planned and systematic way. A work safety protection scheme must also be set up to implement the work safety responsibility system. In addition, production and operating business entities must arrange work safety training and provide their employees with protective equipment that meets the national or industrial standards.

Regulations Related to Environmental Protection

Pursuant to the PRC Environmental Protection Law promulgated by the SCNPC on December 26, 1989, amended on April 24, 2014, and effective on January 1, 2015, any entity which discharges or will discharge pollutants during the course of manufacturing, construction or other activities must implement effective environmental protection safeguards and procedures to control and properly treat waste gas, waste water, waste residue, dust, malodorous gases, radioactive substances, noise, vibrations, electromagnetic radiation, and other hazards produced during such activities.

Environmental protection authorities impose various administrative penalties on persons or enterprises in violation of the Environmental Protection Law. Such penalties include warnings, fines, orders to rectify within a prescribed period, orders to cease construction, orders to restrict or suspend production, orders to make recovery, orders to disclose relevant information or make an announcement, imposition of administrative action against relevant responsible persons, and orders to shut down enterprises. In addition, environmental organizations may also bring lawsuits against any entity that discharges pollutants detrimental to the public welfare.

Pursuant to the Regulations on the Administration of Environmental Protection of Construction Projects promulgated by the State Council on November 29, 1998 and amended on July 16, 2017 and the Interim Measures for Environmental Protection Acceptance Examination Upon Completion of Construction Projects promulgated by the former Ministry of Environmental Protection on November 20, 2017, the PRC implements a system to appraise the environmental impact of construction projects. The construction entity shall submit an environmental impact report or an environmental impact statement for approval prior to the commencement of the construction project, or an environmental impact registration form as required by the environmental protection administrative department of the State Council for record. In addition, after the completion of a construction project for which an environmental impact report or an environmental impact statement has been prepared, the construction entity shall, in accordance with the standards and procedures prescribed by the competent administrative department of environmental protection under the State Council, conduct acceptance checks on the supporting environmental protection facilities and prepare an acceptance report. For construction projects that are constructed in phases or put into production or use in phases, the corresponding environmental protection facilities shall be inspected and accepted in phases. The construction project can only be put into production or use after the completed supporting environmental protection facilities have passed the acceptance inspection. Facilities that have not been carried out or have not passed the acceptance examination shall not be put into production or use.

Regulations Related to Fire Control

Pursuant to the PRC Fire Safety Law, which was promulgated by the SCNPC on April 29, 1998, amended on October 28, 2008, April 23, 2019 and April 29, 2021, and the Interim Provisions on Administration of Fire Control Design Review and Acceptance of Construction Project promulgated by the Ministry of Housing and Urban-Rural Development on April 1, 2020, which became effective on June 1, 2020, and amended on August 21, 2023, the construction entity of a large-scale crowded venue (including the construction of a manufacturing plant whose size is over 2,500 square meters (approximately 26,910 square feet)) and other special construction projects must apply for fire prevention design review with fire control authorities, and complete fire assessment inspection and acceptance procedures after the construction project is completed. The construction entity of other construction projects must complete the filing for fire prevention design and the fire safety completion inspection and acceptance procedures within five business days after passing the construction completion inspection and acceptance. If the construction entity fails to pass the fire safety inspection before such venue is put into use or fails to conform to the fire safety requirements after such inspection, it will be subject to (i) orders to suspend the construction of projects, use of such projects, or operation of relevant business, and (ii) a fine between RMB30,000 and RMB300,000.

169

ELONG’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Unless the context otherwise requires, all references in this section to the “Company,” “Elong,” “we,” “us,” or “our” refer to Elong and its subsidiaries. The following discussion and analysis of our financial condition and results of operations for the years ended December 31, 2023 and 2022, should be read together with our audited consolidated financial statements and related notes included elsewhere in this proxy statement/prospectus. The following discussion contains “forward-looking statements” that reflect our future plans, estimates, beliefs and expected performance. Our actual results may differ materially from those currently anticipated and expressed in such forward-looking statements as a result of a number of factors. We caution that assumptions, expectations, projections, intentions, or beliefs about future events may, and often do, vary from actual results and the differences can be material. Please see “Cautionary Note Regarding Forward-Looking Statements” as well as “Risk Factors and Risk Factor Summary.”

Overview

Elong was incorporated under the laws of the Cayman Islands on August 18, 2023. Elong, through its operating subsidiaries, specializes in the R&D, production, sales and service of high-power and large-capacity energy storage systems. The Company’s lower-cost, high power and fast-charging batteries are designed specifically for commercial electric vehicles, as well as specialty vehicles which require large-capacity energy storage systems.

Prior to the incorporation of Elong and starting in January 2014, the business was carried out under Huizhou City Yipeng Energy Technology Co., Ltd. (“Huizhou Yipeng”) and its subsidiaries. Elong and its subsidiaries were controlled by a group of shareholders, individual and institutional, with voting agreements to vote consensually concerning operation and development matters.

Through our operating subsidiaries, we are committed to the R&D, manufacturing, sales and service of high-power lithium-ion batteries for electric vehicles and construction machinery, as well as large-capacity, long-cycle lithium-ion batteries for energy storage systems. With a comprehensive product and technology system that includes battery cells, modules, system integration, and battery management system (“BMS”) development, based on high-power lithium-ion batteries and battery system products for long-cycle energy storage devices, we offer advanced energy applications and full lifecycle services, with a product portfolio covering lithium manganese oxide and lithium iron phosphate, among others, to meet the needs of high-power applications and energy storage applications in various scenarios.

Huizhou Yipeng was established in 2014 and is recognized as a high-tech enterprise in Guangdong Province; Ganzhou Yipeng is a wholly-owned subsidiary of Huizhou Yipeng, established in 2018, being a large-scale industrial enterprise in Jiangxi Province. In 2020, we entered the field of heavy-duty mining trucks industry. In 2022, the second phase of the industrial park in Ganzhou Yipeng covering an area of 100 acres and 94,000 square meters of factory space was completed. We have been dedicated to the development of high-power batteries. Starting from 2014 with 1-2C fast charging batteries, we launched 3C fast charging batteries in 2016, 4C fast charging batteries in 2019, and 6C fast charging batteries in 2020, all of which are forefront of the industry.

Our business revenue and profits are derived from the operation of main business, which involves generating sales revenue by providing customers with products such as high-power lithium-ion battery packs and battery cells.

In preparation for listing (“Listing”) on the U.S. Exchange Market via merging with a Special Purpose Acquisition Company (“SPAC”) traded in NASDAQ, the Company completed a reorganization (the “Reorganization”) by November 2023, which involved the following steps:

On October 8, 2023, all shareholders of Huizhou Yipeng entered into Huizhou Yipeng’s Reorganization Framework Agreement to vote consensually concerning operation and development matters of the Elong and its subsidiaries.

●	On August 18, 2023, Elong was established under the laws of the Cayman Islands.

170

●	On September 20, 2023, Elong Power International Co, Limited (“Elong Power International”) was incorporated in British Virgin Islands as a wholly owned subsidiary of Elong.

●	On October 8, 2023, all shareholders of Huizhou Yipeng entered into Reorganization Framework Agreement regarding the setting up a Wholly Foreign-Owned Enterprise, transferring their equity interests in RMB1 to such proposed Wholly Foreign-Owned Enterprise, and further holding the future shares of Elong at the Cayman level in order to participate in the future overseas De-SPAC listing, which include issuing ordinary shares and warrant shares to be converted into Class A ordinary shares. For more information, please see Note 17, Equity, in the audited consolidated financial statements as of and for the years ended December 31, 2023 and 2022, appearing elsewhere in this proxy statement/prospectus.

●	On October 9, 2023, Elong Power (Hong Kong) International Limited (“Elong Power (Hong Kong)”) was incorporated in Hong Kong as a wholly owned subsidiary of Elong Power International.

●	On November 2, 2023, Elong Power (Ganzhou) Co., Ltd. (“Elong Power (Ganzhou)” or “WFOE”) was established in PRC as a wholly owned subsidiary of Elong Power (Hong Kong). Elong Power (Ganzhou) obtained 100% of the equity interests of Huizhou Yipeng through the unanimous agreement of all shareholders of Huizhou Yipeng under the terms of Huizhou Yipeng’s Reorganization Framework Agreement.

By November 17, 2023, Elong owned 100% stake in Elong Power (Ganzhou) through the following transactions:

●	Elong issued 6,845,290 Elong Class A Ordinary Shares at par value to four entities who were original shareholders of Huizhou Yipeng before the reorganization.

●	Elong issued 16,538,142 Elong Class B Ordinary Shares at par value to the Supporting Shareholder, Gracedan Co., Limited, which is 100% owned by Xiaodan Liu, Elong’s Chief Executive Officer and Chairman of the Board. Ms. Liu was one of the controlling persons of Huizhou Yipeng before the reorganization.

●	Elong issued Elong Warrants to purchase 105,430,851 Elong Class A Ordinary Shares to nine institutional shareholders who were original shareholders of Huizhou Yipeng before the reorganization. The Elong Warrants have an exercise price of US$0.00001per share (the “Exercise Price”).

The exchanges described above reflected the ownership ratios in Huizhou Yipeng before the reorganization and also the terms of Huizhou Yipeng’s Reorganization Framework Agreement.

Immediately before and after the reorganization as described above, Elong together with its subsidiaries were effectively controlled by the same controlling shareholders, and given no change on control, the transaction is accounted for as business combination under common control.

For financial reporting purpose, the acquisition of Huizhou Yipeng represented a transaction between entities under common control, resulted in a change in reporting entity and required retrospective combination of entities for all periods presented, as if the combination has been in effect since the inception of common control. Accordingly, the consolidated financial statements of Elong and subsidiaries reflect the accounting of the combined subsidiaries at historical carrying values, except that equity reflects the equity of Elong.

Recent Developments

On February 29, 2024, Elong entered into the Business Combination Agreement with TMT and Merger Sub, with the desire and intent to effect the Business Combination. The Business Combination Agreement amended and restated the Original Business Combination Agreement, which was entered into by and among TMT, TMT Merger Sub Inc. and Elong on December 1, 2023. For more information, see “Proposal 1: The Business Combination Proposal.”

On May 18, 2024, a subsidiary of Elong entered into an energy storage equipment sales agreement, which became effective on May 30, 2024, with Nengjian Henan Urban Construction Engineering Co. The contract amount is RMB480,000,000 (USD 67,605,633) including tax. The delivery time for the equipment is not later than October 31, 2024. The customer will pay 30% of the contract price within three months before the shipment of the equipment, 30% of the contract price within seven working days before the shipment of the equipment, and 30% of the contract price within seven working days after the equipment is installed and tested. An amount equal to 10% of the contract price will be reserved for 12 months as a quality guarantee deposit. The sales agreement includes other provisions customary for an agreement of its type.

On June 12, 2024, a subsidiary of Elong entered into a battery pack sales agreement with Beijing Xinyuanhengyuan Technology Development Co., Ltd. which took effect on the same day. The contract amount is approximately RMB 80.5 million (USD 11.3 million) including tax. The customer will pay approximately RMB 0.8 million (USD 0.1 million) (including a prepayment of RMB 0.3 million or USD 0.05 million) for a small batch of validation batteries. After the customer approves the batteries, the customer will proceed with the procurement of the remaining approximately RMB 79.7 million (USD 11.2 million) of batteries, which may be in multiple orders. The sales agreement includes other provisions customary for an agreement of its type.

171

Key Factors Affecting Our Results of Operations

We believe that our future success will be dependent on several factors, including those discussed below and in the section of this proxy statement/prospectus entitled “Risk Factors”. While these areas represent opportunities for us, they also represent challenges and risks that we must successfully address in order to continue the growth of our business and improve our results of operations.

Technology and Product Innovation

Our financial performance is driven by development and sales of products with innovative technology. Our ability to develop innovative technology has been and will continue to be dependent on our dedicated research team. As part of our efforts to develop innovative technology, we plan to continue leveraging our knowledge base in China and to continue expanding our R&D efforts on a global basis. We expect our results of operations will continue to be impacted by our ability to develop new products with improved performance and reduced production cost, as well as the cost of our R&D efforts.

Market Demand

Our revenue and profitability depend substantially on the demand for high power battery and energy storage system, which is driven by the growth of the new energy passenger vehicles, commercial applications, and battery energy storage markets. Many factors contribute to the development of the electric vehicle and battery energy storage sector, including product innovation, general economic and political conditions, environmental concerns, energy demand, government support and economic incentives. According to data from the Ministry of Industry & Information Technology of the People’s Republic of China (https://wap.miit.gov.cn/jgsj/zbys/gzdt/art/2024/c07af594e813497fa3ea0959146010a2.html), new energy vehicle sales in China were 9.495 million units in 2023, a year-on-year increase of 37.9%, and the penetration rate of new energy vehicles has reached 31.6%. The popularity of new energy vehicles has been expanded to the second to third tier cities in China, which continues to drive the market demand for the scale of the power battery industry.

Manufacturing Capacity

Our growth depends on being able to meet anticipated demand for our products. In order to do this, we will need to effectively utilize our manufacturing capacity. This will require a corresponding development of our sales and marketing team, an expansion of our customer base and strengthened quality control in a measured manner, based on our ongoing assessment of medium and long-term demand for our solutions.

Manufacturing Costs

Our profitability may also be affected by our ability to effectively manage our manufacturing costs. Our manufacturing costs are affected by fluctuations in the price of raw materials. If raw material prices increase, we will have to offset these higher costs either through price increases to our customers or through productivity improvements. Our ability to control our raw materials costs is also dependent on our ability to negotiate with our suppliers for a better price and our ability to source raw materials from reliable suppliers in a cost-efficient manner. In addition, we expect that an increase in our sales volume will enable us to lower our manufacturing costs through economies of scale.

Regulatory Landscape

Elong’s business complies principally with a series of regulations on electric vehicle batteries and new energy industry in PRC. Regulations on electric vehicles and energy storage such as economic incentives to purchasers of electric vehicles, tax credits for electric vehicle manufacturers or developers of renewable energy projects, and economic penalties that may apply to a car manufacturer may benefit our market demand and help to expand the market size for our products. Meanwhile, we operate in an industry that is subject to many established environmental regulations, which have generally become more stringent over time, particularly with respect to hazardous waste generation and disposal and pollution control such as air emission, wastewater discharge, solid waste and noise. These regulations affect the cost of our products and our gross margins. The requirements of PRC environmental laws and regulations may expose us to possible admonitions, penalties, investigations or inquiries imposed by the environmental regulators, or even result in any possible claims or legal proceedings that would have a material adverse effect on our business, financial condition or results of operations.

COVID-19 and Other Significant Factors

To date, COVID-19 has had an adverse impact on our sales and operations. Since the outbreak of COVID-19, the PRC government placed significant restrictions on travel within China which halted or sharply curtailed the movement of people, goods and services. The resulting disruptions had affected our businesses as well as those of our customers and suppliers. The outbreak of Omicron (a variant of COVID-19) since January 2022 also adversely affected our business. Our subsidiaries in China, have suffered strict quarantine measures and lockdown. Our production and logistics were also negatively impacted by the outbreak of Omicron and the quarantine and travel restrictions due to the strict policy, resulted in our reduced sales and idle capacity charges, leading to our lower revenue and net loss in 2022.

Since December 2022, many of the restrictive COVID-19 policies including quarantine and travel restriction previously adopted have been revoked, however, the economic conditions have seen signs of contracting in 2023. The overall economic development rate was still in the recovery which might impact economic output for our business.

In addition, there was a decrease in delivered orders caused by our facility relocation throughout the second half of 2022, which had continuous impact of the production in first half of 2023. And at the same time, the management team focused more on the new energy storage business which resulted from the business reorganization in 2023.

172

Basis of Presentation

Our consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the Securities Exchange Commission (“SEC”).

A subsidiary is an entity in which Elong directly controls 100% of the voting power and (a) has the power to appoint or remove the majority of the members of the board of directors (the “Subsidiary Board”) (b) to cast majority of votes at the meeting of the Subsidiary Board or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

The Company operates as one operating segment in accordance with ASC 280, Segment Reporting. The Company has a common basis of organization, and the products and services are offered mutually. Considering the streamlining of the growing organization, the Company’s Chief Operating Decision Maker (“CODM”) which is the Chief Executive Officer continues to make decisions with regards to business operations and resource allocation based on evaluation of Elong as a whole. Accordingly, the Company operates and makes decisions as one business segment. As the Company’s long-lived assets are substantially located in the PRC and all revenue are generated within the PRC, no geographical segments are presented.

Key Components of Results of Operations

(a) Revenues

Revenue is recognized when or as the control of the goods or services is transferred upon the customer’s acceptance of the products. We generated our revenues from 1) sales of battery packs; 2) sales of battery cells; 3) sales of battery spare parts and other such as sales of product waste and scraps.

The Company provides a manufacturer’s standard warranty on all battery packs and battery cells sold, ensuring that the products comply with agreed-upon specifications. The Company does not consider the warranty as a separate performance obligation under the ASC 606-10-55-31. The Company considers that standard warranty is not providing incremental service to customers rather than assurance to the quality of the battery packs and battery sales, and therefore should be accounted for in accordance with ASC 460, Guarantees.

(b) Cost of revenue

Cost of revenue includes direct parts, material, labor cost, manufacturing overhead (including depreciation of assets associated with the production) and shipping and handling costs charged by suppliers. Cost of revenue also includes charges to write-down the carrying value of the inventories when it exceeds its estimated net realizable value and to provide for on-hand inventories that are obsolete.

(c) Cost of revenue-idle capacity

Idle capacity consists of indirect production costs in excess of charges under normal capacity allocated to the Company’s produced semi-finished good and finished goods. Production costs include direct and indirect labor, production supplies, repairs and maintenance, rent, utilities, insurance. The Company charges allocated production costs to its semi-finished and finished goods based on normal capacity on a monthly basis, which is lower than its actual costs incurred. Production costs in excess of production allocations are expensed and recorded in cost of revenue-idle capacity.

173

(d) Selling, general and administrative expenses

Selling expenses consist primarily of warranty expenses, employee compensation, and transportation cost as incurred.

General and administrative expenses consist primarily of employee compensation for employees involved in general corporate functions and those not specifically dedicated to R&D activities, depreciation and amortization expenses, legal, and other professional services fees, lease and other general corporate related expenses.

(e) Research and development expenses

All costs associated with research and development (“R&D”) is expensed as incurred. R&D expenses consist primarily of employee compensation for those employees engaged in R&D activities, design and development expenses with new technology, materials and supplies and other R&D related expenses.

(f) Other income (expenses)

Other income (expenses) mainly consists of non-operational activities such as income from loan forgiven, loss of disposal of property, plant, and equipment and inventory and litigation charges and debt forgiveness.

Results of Operations

The following table sets forth, for the periods indicated, statements of income (loss) data:

(in US Dollar millions,	Years Ended
except percentage)	December 31,		Change
	2023	2022	%
Revenues	$3.2	$6.8	(52.9)%
Cost of revenues	(3.6)	(5.7)	(36.8)%
Cost of revenues - idle capacity	(3.5)	(4.0)	(12.5)%
Gross loss	(3.9)	(2.9)	34.5%
Selling expenses	(0.2)	(0.5)	(60.0)%
General and administrative expenses	(3.2)	(2.7)	18.5%
Reversal from (provision for) doubtful accounts and credit losses	0.3	(1.2)	(125.0)%
Research and development expenses	(0.9)	(0.9)	(0.0)%
Total operating expense	(4.0)	(5.3)	(24.5)%
Operating loss	(7.9)	(8.2)	(3.7)%
Interest income	0.0	0.0	N/A
Interest expense	(0.1)	(0.5)	(80.0)%
Other income (expenses)	0.5	(1.4)	(135.7)%
Government grant	0.1	0.3	(66.7)%
Loss before income taxes	(7.4)	(9.8)	(24.5)%
Income tax expense	0.0	(0.0)	N/A
Net loss	$(7.4)	$(9.8)	(24.5)%

Non-GAAP Financial Measures

We use adjusted gross profit and adjusted gross margin evaluating our operating results and for financial and operational decision-making purposes. Adjusted gross profit represents gross loss excluding idle capacity. We define adjusted gross margin as adjusted gross profit excluding idle capacity as a percentage of revenue.

174

We present these non-GAAP financial measures because they are used by our management to evaluate our operating performance and formulate business plans. We believe that adjusted gross profit and adjusted gross margin help identify underlying trends in our business that could otherwise be distorted by the effect of certain idle capacity that are included in gross loss. We also believe that the use of the non-GAAP measures facilitates investors’ assessment of our operating performance. We believe that adjusted gross profit and adjusted gross margin provide useful information about our operating results, enhance the overall understanding of our past performance and future prospects and allow for greater visibility with respect to key metrics used by our management in its financial and operational decision making.

Adjusted gross profit and adjusted gross margin should not be considered in isolation. Investors are encouraged to compare our historical adjusted gross profit and adjusted gross margin to the most directly comparable GAAP measure. Adjusted gross profit and adjusted gross margin presented here may not be comparable to similarly titled measures presented by other companies. Other companies may calculate similarly titled measures differently, limiting their usefulness as comparative measures to our data. We encourage investors and others to review our financial information in its entirety and not rely on a single financial measure.

The table below sets forth a reconciliation of our gross loss to adjusted gross (loss) profit and adjusted gross margin for the periods/years indicated:

(in US Dollar millions,	Years Ended
except percentage)	December 31,		Change
	2023	2022	%
Gross Loss	$(3.9)	$(2.9)	34.5%
Idle Capacity	(3.5)	(4.0)	(12.5)%
Adjusted Gross (Loss) Profit (Excluding Idle Capacity)	(0.4)	1.1	(136.4)%
Adjusted Gross Margin (Excluding Idle Capacity)	(12.5)%	16.2%	(28.7)%

Results of Operations – Year ended December 31, 2023 Compared to Year ended December 31, 2022

Revenues

We generated revenue of $3.2 million for the year ended December 31, 2023, a decrease of $3.6 million, or 52.9%, compared to $6.8 million in 2022. This was mainly due a decrease of 54.5% in sales volume of battery packs and battery cells, as a result of 1) the decrease in delivered orders caused by our facility relocation in Ganzhou Yipeng throughout the second half of 2022, which required intensive upgrading and testing and further intervened our production schedules in beginning of 2023; 2) the outbreak of Omicron (a variant of COVID) since January 2022 with strict quarantine measures and lockdown also adversely affecting our production and logistics of the supply chains; 3) the business reorganization in 2023 with the whole management team focus more on new energy storage business instead of battery cells; 4) reduction in our orders in 2023 as one of our major customer underwent product transformation the same year.

The following table summarizes the breakdown of revenues by categories in US dollars:

	For the Years ended December 31,
	2023		2022		Change	Change
	Amount	%	Amount	%	Amount	%
	(in US Dollar millions except percentage)
Battery packs/battery cells	$3.0	93.8%	$6.6	97.1%	$(3.6)	(54.5)%
Battery spare parts and others	0.2	6.2%	0.2	2.9%	(0.0)	N/A
Total consolidated revenue	$3.2	100%	$6.8	100%	$(3.6)	(52.9)%

175

Cost of Revenues

	For the Years ended December 31,		Change
(in US Dollar millions, except percentage)	2023	2022	Amount	%
Cost of revenues	$3.6	$5.7	$(2.1)	(36.8)%
as a percentage of revenues	112.5%	83.8%		28.7%

Cost of revenues was $3.6 million for the year ended December 31, 2023, compared to $5.7 million in 2022, a decrease of $2.1 million or 36.8%, primarily aligned with the revenue decline, and a decrease of $0.1 million provision of obsolete inventory during the year ended December 31, 2023.

The costs of revenues didn’t drop in proportion to revenues was caused by 1) 0.4 million extra costs related to sales of defective battery cells during normal production; 2) additional inventory impairment loss resulting from unexpected continuous market price drop of the iron phosphate in 2023 during the year ended December 31, 2023, as comparing with 2022.

Cost of Revenues – Idle Capacity

	For the Years ended December 31,		Change
(in US Dollar millions, except percentage)	2023	2022	Amount	%
Cost of Revenues – Idle Capacity	$3.5	$4.0	$(0.5)	(12.5)%
as a percentage of revenues	109.4%	58.8%		50.6%

Our cost of revenues-idle capacity for the year ended December 31, 2023 was $3.5 compared to $4.0 million in 2022, a decrease of $0.5 million or 12.5%, primarily due to the decrease in fixed costs including the depreciation and amortization expense during the year ended December 31, 2023 as the useful lives of certain fixed assets ended and resulting in a decrease of fixed cost allocated in 2023.

Gross Loss and Gross Margin

	For the Years ended December 31,		Change
(in US Dollar millions, except percentage)	2023	2022	Amount	%
Gross Loss	$(3.9)	$(2.9)	$(1.0)	34.5%
Gross Margin	(121.9)%	(42.6)%		(79.3)%
Adjusted Gross Margin (Excluding Idle Capacity)	(12.5)%	16.2%		(28.7)%

Our gross profit margin, which excluded the idle capacity was negative 12.5% for the year ended December 31, 2023 as compared to 16.2% for the same period of 2022. The significant decrease of GP margin was primarily due to 1）total revenue in the year of 2023 decreased by approximately 52.9% comparing with the year of 2022, and at the same time, we had $0.4 million gross loss related to sales of defective battery cells produced during normal production; 2) during the year ended December 31, 2023, the Company also undertook additional inventory impairment loss due to the unexpected continuous market price drop of the iron phosphate in 2023; 3) the Company offered discounted price to the existing customers in order to sustain those customers in 2023.

176

Selling Expenses

	For the Years ended December 31,		Change
(in US Dollar millions, except percentage)	2023	2022	Amount	%
Selling Expenses	$0.2	$0.5	$(0.3)	(60.0)%
as a percentage of revenues	6.3%	7.4%		(1.1)%

Selling expenses were $0.2 million for the year ended December 31, 2023, compared to $0.5 million in 2022, primarily due to decrease of $0.3 million in accrued product warranty expense in line with the sales drop.

General and Administrative Expenses

	For the Years ended December 31,		Change
(in US Dollar millions, except percentage)	2023	2022	Amount	%
General and Administrative Expenses	$3.2	$2.7	$0.5	18.5%
as a percentage of revenues	100.0%	39.7%		60.3%

General and administrative (G&A) expenses were $3.2 million for the year ended December 31, 2023, compared to $2.7 million in 2022, primarily due to the increase of $0.9 million professional fees and travel fees related to the purpose of Business Combination, partially offset by the decrease of $0.4 million in depreciation and general office expenses during the year ended December 31, 2023.

(Reversal from) provision for doubtful accounts and credit losses

	For the Years ended December 31,		Change
(in US Dollar millions, except percentage)	2023	2022	Amount	%
(Reversal from) provision for doubtful accounts and credit losses	$(0.3)	$1.2	$(1.5)	(125.0)%
as a percentage of revenues	(9.4)%	17.6%		(27.0)%

Reversal from credit losses for the year ended December 31, 2023 was $0.3 million, compared to provision of doubtful accounts of $1.2 million last year.

The Company adopted ASU 2016-13 on January 1, 2023, using a modified retrospective transition method and did not restate the comparable periods, which resulted in a cumulative-effect adjustment to decrease the opening balance of retained earnings on January 1, 2023 by RMB3,656,524 (US$0.5 million) on the Company’s consolidated financial statements.

During the year ended December 31, 2023, the Company reversed doubtful accounts of $0.3 million upon subsequent collection and additional $7,196 credit loss for doubtful accounts.

During the year ended December 31, 2022, bad debts of $1.1 million (RMB7.8 million) for long-term retention receivables for one customer due to the collectability assessment during the year ended December 31, 2022

177

Research and Development Expenses

	For the Years ended December 31,		Change
(in US Dollar millions, except percentage)	2023	2022	Amount	%
Research and Development Expenses	$0.9	$0.9	$0.0	N/A
as a percentage of revenues	28.1%	13.2%		14.9%

Research and development (R&D) expenses stayed flat at $0.9 million for the year ended December 31, 2023, and 2022, respectively.

We will continue to invest in the research and development of high-performance battery technology and seek new innovations to further reduce costs. The improvement of battery system solutions involves ongoing development of new battery units and modules, and increasing the energy density of existing batteries. The R&D team is committed to integrating new designs, technologies, and materials into batteries to further improve performance and reduce costs. Meanwhile, we focus our R&D activities on technology research integration, technology implementation, and technology output that is crucial to help the Company maintain the advancement and forward-looking nature of technologies.

Operating Loss

Total operating loss was $7.9 million for the year ended December 31, 2023, compared to $8.2 million in 2022.

Other Income (Expenses)

	For the Years ended December 31,		Change
(in US Dollar millions, except percentage)	2023	2022	Amount	%
Other (Income) Expenses	$(0.5)	$1.4	$(1.9)	(135.7)%
as a percentage of revenues	(15.6)%	20.6%		(36.2)%

On December 30, 2023, the Company entered into a debt forgiveness agreement with Suzhou Litai Power System Co., Ltd., a third party which had a debt of RMB2,493,080 (equivalent to $351,142) to the Company bearing interest at 8% per annum and payable on demand. Pursuant to the agreement, the principal amount of RMB2,493,080 (equivalent to $351,142) unpaid and accrued interest of RMB167,284 ($23,561) was waived by Suzhou Litai for the sake of business relationship. The Company recognized RMB2,660,364 ($375,699) as other income during the year ended December 31, 2023.

We incurred $1.0 million charges of legal compensation and contract default penalty expense, and had $0.4 million of loss on disposals of property, plant and equipment and inventory during the year ended December 31, 2022

Government Grant

	For the Years ended December 31,		Change
(in US Dollar millions, except percentage)	2023	2022	Amount	%
Government Grant	$0.1	$0.3	$(0.2)	(58.4)%
as a percentage of revenues	3.1%	4.4%		(1.3)%

178

Government grant was $0.1 million and $0.3 million for the years ended December 31, 2023 and 2022, respectively, primarily due to decrease in $0.2 million investment promotion subsidy during the year ended December 31, 2023.

Net Loss

As a result of the above factors, our net loss was $7.4 million for the year ended December 31, 2023, as compared to $9.8 million in 2022.

Liquidity and Capital Resources

In accordance with the ASC 205-40, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, (“ASC 205-40”), we have evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about our ability to continue as a going concern within one year after the date that the consolidated financial statements are issued.

For the year ended December 31, 2023, the Company incurred net loss of $7.4 million, with operating outflows of $5.7 million and negative working capital of $9.3 million. As of December 31, 2023, we had current assets of $5.7 million, consisting of $0.3 million in cash and cash equivalents, $1.2 million in account receivable - current, $2.8 million in inventories, $1.1 million in prepaid expenses other current assets and $0.2 million in deferred closing costs. Our current liabilities as of December 31, 2023, were $15.0 million, which is comprised of $1.1 million in short-term loans – unrelated parties, $0.6 million in short-term loan-related parties, $0.5 million in current portion of long-term loan payable, $1.8 million in accounts payable, $0.2 million in amounts due to related parties, , $3.9 million in contract liabilities, $3.2 million in accrued expenses and other current liabilities, $2.0 product warranty provision-current and $1.6 million operating lease liabilities and $0.2 million in finance lease liability-current portion. We also had long-term liabilities of $21.5 million, including $0.2 million long-term loan payable, $20.4 million in operating lease liability - non-current and $0.9 million in product warranty provision -non-current.

The Company has funded its operations and capital needs primarily through the net proceeds received from capital contributions and borrowings from banks, related parties and other unrelated sources. For more information, please see Note 8, Short Term Loans, and Note 16, Mezzanine Equity, in the audited consolidated financial statements as of and for the years ended December 31, 2023 and 2022, in each case appearing elsewhere in this proxy statement/prospectus.

As of the date of this proxy statement/prospectus, these factors raised substantial doubt about the Company’s ability to continue as a going concern for a period of one year from the date that these consolidated financial statements were issued.

To meet the cash requirements for the next 12 months from the issuance date of this report, the Company is undertaking a combination of the remediation plans:

●	The Company is actively looking for orders with potential new customers.

●	The Company’s shareholders have committed to support the Company’s operation in cash and started to fund the Company since November 2023 in terms of improving cash position.

●	The Company is going to seek more equity investment in the year of 2024.

Currently, the Company is focusing on the improvement of operation efficiency, implementation of strict cost control and budget and enhancement of internal controls to create synergy of the Company’s resources.

179

The management plan cannot alleviate the substantial doubt of the Company’s ability to continue as a going concern. There can be no assurance that the Company will be successful in achieving its strategic plans, that the Company’s future capital raises will be sufficient to support its ongoing operations, or that any additional financing will be available in a timely manner or with acceptable terms, if at all. If the Company is unable to raise sufficient financing or events or circumstances occur such that the Company does not meet its strategic plans, it would have a material adverse effect on the Company’s financial position, results of operations, cash flows, and ability to achieve its intended business objectives.

Cash Flows Summary

The following is a summary of our cash flows provided by (used in) operating, investing, and financing activities for the periods stated below:

	Years ended December 31,
(in US Dollar millions, unless otherwise stated)	2023	2022
Net cash used in operating activities	$(5.7)	$(4.6)
Net cash used in investing activities	(0.5)	(1.1)
Net cash provided by financing activities	6.4	4.2

Cash Flows from Operating Activities

Net cash used in operating activities was $5.7 million for year ended December 31, 2023, compared to $4.6 million net cash used in operating activities for year ended December 31, 2022. The negative cash flow from operation for year ended December 31, 2023 was primarily due to i) net loss of $7.4 million, reversal $0.3 million in credit loss for accounts receivable, decrease in accounts payable of $1.3 million, contract liabilities of $1.6 million and product warranty liability of $1.3 million, partially offset by ii) provision of obsolete inventory of $0.2 million, depreciation and amortization expense of $1.4 million, amortization of operating and finance right-of-use assets of $1.6 million, iii) decrease in notes receivable of $0.6 million, accounts receivable - current of $0.5 million, inventory of $1.3 million, and long term accounts receivable of $0.6 million

The negative cash flow from operation for year ended December 31, 2022 was primarily due to i) net loss of $9.8 million, increase in notes receivable of $1.7 million, decrease in accounts and notes payable of $4.2 million, accrued expenses and other current liabilities of $0.5 million, product warranty liability of $3.6 million, and operating lease liability of $0.2 million, partially offset by ii) provision for doubtful accounts of $1.2 million, provision of obsolete inventory of $0.3 million, depreciation and amortization expense of $2.0 million, amortization of operating and finance right-of-use assets of $1.9 million, loss on disposals of property, plant and equipment of $0.4 million, provision for warranty liability of $0.3 million, iii) decrease in inventory of $2.7 million, prepaid expenses and other current assets of $1.1 million, and long-term accounts receivable of $1.0 million, and iv) increase in contract liabilities of $4.4 million.

Cash Flows from Investing Activities

Net cash used in investing activities was $0.5 million for year ended December 31, 2023, compared to $1.1 million used in investing activities for the year ended December 31, 2022. The negative cash flow from investing activities for year ended December 31, 2023 and 2022 was mainly due to the $0.5 million and $1.1 million cash used in purchasing of fixed assets, respectively.

Cash Flows from Financing Activities

Net cash provided by financing activities was $6.4 million for year ended December 31, 2023, compared to $4.2 million net cash provided by financing activities for the year ended December 31, 2022. The positive cash flow from financing activities for year ended December 31, 2023 was mainly due i) $4.2 million capital injection from share capital shareholders, $2.0 million proceeds from borrowings from third parties, $0.6 million proceeds from borrowings from related parties, $1.0 million proceed from loan payable with pledged assets, partially offset by ii) repayment of $0.7 million to bank borrowings, $0.5 million to third party borrowings and $0.2 million to loan payable with pledged assets.

180

The positive cash flow from financing activities for year ended December 31, 2022 was mainly due to the i) proceeds of $0.7 million from bank loans of, $1.6 million from factoring loan related to notes receivable, $1.4 capital contribution from shareholders, and $9.7 million from mezzanine equity, partially offset by ii) repayment of $5.0 million to bank borrowings, repayment of $4.4 million to third party borrowings.

The majority of the Company’s revenues and expenses were denominated primarily in Renminbi (“RMB”), the currency of the People’s Republic of China. There is no assurance that exchange rates between the RMB and the U.S. Dollar will remain stable.

Commitments And Contingencies

Our future capital requirements will depend on many factors, including, but not limited to funding planned production capacity expansions and for general working capital. If the proceeds from the Business Combination are not sufficient to cover our planned expansions and our general working capital needs, we may need to raise additional capital. In addition, we may in the future enter into arrangements to acquire or invest in complementary businesses or technologies. We may need to seek additional equity or debt financing in order to meet these future capital requirements. Debt or preferred stock financing, if available, may involve covenants restricting our operations or our ability to incur additional debt or issue additional preferred stock, and may contain other terms that are not favorable to us or our shareholders. Additional equity financing may result in substantial dilution to our existing shareholders. If we are unable to raise additional capital when desired, or on terms that are acceptable to us, we may have to delay product development and other initiatives and our business, financial condition and results of operations could be adversely affected.

On February 27,2024, April 1, 2024 and May 9, 2024, the Company advanced $200,000, $300,000 and $300,000, respectively, to TMT in order to pay for TMT’s extension fee in relation to its initial business combination. TMT issued three convertible promissory notes of $200,000 dated February 27, 2024, $300,000 dated April 1, 2024 and $300,000 dated May 9, 2024, respectively, to the Company with a principal amount of $200,000, $300,000 and $300,000 to evidence the advance. The promissory notes bears no interest and are repayable in full upon consummation of TMT’s initial business combination. Elong may, at its election, convert the promissory notes, in whole or in part, into TMT Units, provided that written notice of such intention is given to TMT at least two (2) business days prior to the consummation of TMT’s initial business combination. The number of TMT Units to be received by Elong in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Elong by (y) $10.00. Each TMT Unit consists of one (1) TMT Ordinary Share and one (1) right to receive two-tenths (2/10) of one (1) TMT Ordinary Share.

On July 2, 2024, the Company advanced $200,000 to TMT in order to pay for TMT’s extension fee in relation to its initial business combination. TMT issued a convertible promissory note of $200,000, dated as of July 1, 2024, to the Company with a principal amount of $200,000 to evidence the advance. The promissory note bears no interest and is repayable in full upon consummation of TMT’s initial business combination. The Company may, at its election, convert this promissory note, in whole or in part, into TMT Units, provided that written notice of such intention is given to TMT at least two (2) business days prior to the consummation of TMT’s initial business combination. The number of TMT Unites to be received by the Company in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Company by (y) $10.00. Each TMT Unit consists of one (1) TMT Ordinary Share and one (1) right to receive two-tenths (2/10) of one (1) TMT Ordinary Share.

There are no material off-balance sheet arrangements other than those described below.

Capital Commitments

As of December 31, 2023 and 2022, the Company had no capital commitments.

Lease Commitments

We lease certain facilities and equipment under non-cancellable lease agreements that expire at various dates through 2041. For additional information, see Note 7 – Lease, in the audited consolidated financial statements as of December 31, 2023 and 2022.

Contingencies

(a) Legal proceedings

From time to time, the Company may become involved in litigation, claims, and proceedings. The Company evaluates the status of each legal matter and assesses the potential financial exposure. If the potential loss from any legal proceedings or litigation is considered probable and the amount can be reasonably estimated, the Company accrues a liability for the estimated loss. Significant judgment is required to determine the probability of a loss and whether the amount of the loss is reasonably estimated.

181

For detailed information, see Note 21, Commitments and Contingencies – (ii) Litigation, in the notes to the audited consolidated financial statements as of December 31, 2023 and subsequent to the date of the report issued in each case appearing elsewhere in this proxy statement/prospectus.

(b) Registration Rights

The Sponsor of TMT Acquisition Corp and certain Elong shareholders (including the holders of Warrant Shares) will at or prior to the closing of the Business Combination, enter into the Registration Rights Agreement with Elong, in a form agreed to by the parties to the Business Combination Agreement, provided that such Registration Rights Agreement will have customary terms and conditions including at least three (3) sets of demand registration rights and piggyback rights, which Registration Rights Agreement will become effective as of the closing of the Business Combination.

(c) Finder Fees

On April 21, 2023, TMT signed an engagement agreement with a third-party named Ever Talent Consultants Limited, and per the agreement, Ever Talent Consultants Limited is responsible for identifying and introducing the acquisition target to TMT with the exchange consideration of 900,000 ordinary shares to be issued by the company of combined listing entity upon the closing of the business combination. Guided by ASC 718 and ASU 2018-07, this transaction is accounted for as nonemployee performance-based payment awards, with the grant date as April 21, 2023 the agreement signing date, and the estimated fair value of the fees in the amount of $9,000,000 at $10 per share. In addition, per ASC 718-10-25-20, the accruals of compensation cost for this award with performance condition shall be based on the probable outcome of that performance condition. Consider the uncertainty of the Business Combination, the related compensation cost will not be recognized until the Closing.

Related Party Transactions

For detailed related party transactions incurred during the years ended December 31, 2023 and 2022, please see Note 15, Related party balances and transactions, in the notes to the audited consolidated financial statements as of December 31, 2023 and 2022, in each case appearing elsewhere in this proxy statement/prospectus.

Off Balance Sheet Arrangements

During the years ended December 31, 2023 and 2022, we did not have any relationships with unconsolidated organizations or financial partnerships, such as structured finance or special purpose entities, which were established for the purpose of facilitating off-balance sheet arrangements.

Holding Company Structure

Elong is a holding company with no material operations of its own. We conduct our operations through our PRC subsidiaries. As a result, our ability to pay dividends depends significantly upon dividends paid by our PRC subsidiaries. If our existing PRC subsidiaries or any newly formed ones incur debt on their own behalf in the future, the instruments governing their debt may restrict their ability to pay dividends to us. In addition, our wholly foreign-owned subsidiaries in China are permitted to pay dividends to us only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Under PRC law, each of our subsidiaries in China is required to set aside at least 10% of its after-tax profits each year, if any, to fund certain statutory reserve funds until such reserve funds reach 50% of its registered capital. In addition, each of our subsidiaries in China may allocate a portion of its after-tax profits based on PRC accounting standards to enterprise expansion funds and staff bonus and welfare funds and PRC safety production reserve at its discretion. The statutory reserve funds and the discretionary funds are not distributable as cash dividends. Remittance of dividends by a wholly foreign-owned company out of China is subject to examination by the banks designated by State Administration for Foreign Exchange (“SAFE”). Our PRC subsidiaries have not paid dividends and will not be able to pay dividends until they generate accumulated profits and meet the requirements for statutory reserve funds.

182

Inflation

According to the National Bureau of Statistics of China, the year-over-year percent changes in the consumer price index for 2023 and 2022 were increases by 0.2% and 2.0%, respectively. We have been materially affected by inflation in the raw materials in the past, and we may be affected in the future by higher rates of inflation in the PRC. For example, certain operating costs and expenses, such as employee compensation and raw material purchase price may increase as a result of higher inflation. Additionally, because a substantial portion of our assets consists of cash and cash equivalents and inventories, high inflation could significantly reduce the value of these assets. We are not able to hedge our exposure to higher inflation in China.

Critical Accounting Policies and Estimates

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenue, costs and expenses in the consolidated financial statements and accompanying notes, and disclosure of contingent liabilities at the date of the consolidated financial statements.

Significant accounting estimates reflected in the Company’s consolidated financial statements primarily include but not limited to allowance for doubtful accounts, lower of cost and net realizable value of inventory, provision for obsolete inventories, impairment of long-lived assets, provision for warranty liabilities, and valuation allowance for deferred tax assets. Management bases the estimates on historical experience and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results could differ from these estimates.

Please see Note 2 in the notes to the audited consolidated financial statements as of December 31, 2023 and 2022.

Impairment assessments

Impairment assessments consist primarily of property and equipment, purchased software and inventory purchased for operation.

Impairment of the Company’s long-lived assets were assessed using both qualitative and quantitative analysis, or whenever events or circumstances change that indicate the carrying value of such long-lived assets may not be recoverable.

Impairment of inventories were assessed using quantitative analysis whenever events or circumstances change that indicate excess or obsolete inventories, or when the carrying value of inventory exceeds the net realizable value.

Nature of estimated required

Management has to estimate the useful lives of the Company’s long-lived assets. In regard to the Company’s impairment analysis of long-lived asset, the most significant assumptions include management’s estimate of the annual growth rate used to project future sales and expenses.

Management has to estimate the demand for current and future, and the selling cost of the Company’s inventory. The Company analyzes the inventory impairment based on the lower of cost or net realizable value.

Revenues

The Company followed the new guidance of ASC Topic 606, Revenue from Contracts with Customers (Topic 606), which requires the Company to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Company applies the following steps to recognize revenues: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when, or as, the Company satisfies a performance obligation.

183

The Company’s revenues are mainly generated from 1) sales of battery packs; 2) sales of battery cells; 3) sales of battery spare parts and other, such as sales of product waste and scraps.

Sales of Battery packs and battery cells

The Company generates revenue from sales of battery packs and battery cells through sales contract including master agreements and sales orders from the customers, which contain fixed sales price, payment terms, specifications, delivery and acceptance terms, transportation terms, etc., and are all signed-off and stamped.

The Company also identifies only one performance obligation in the contract which is to deliver battery packs and battery cells.

In order for the Company to provide specific battery packs and battery cells explicitly stated in a sales contract or sales orders, the Company requires certain deposits or full amount payment made in advance. Revenue is recognized at the point in time upon the customer’s acceptance of products, which is when control of the promised goods is transferred to the customers, in an amount that reflects the consideration the Company expects to be entitled to for the products sold.

The Company presents the contract in the consolidated balance sheets as a contract asset or a contract liability, depending on the relationship between the entity’s performance and the customer’s payment.

A receivable is recorded when the Company has an unconditional right to consideration. A right to consideration is unconditional if only the passage of time is required before payment of that consideration is due.

Sales of battery spare parts and others

The Company typically enters into formal written contracts for the sale of spare parts, scrap, product waste, etc. which includes the general payment and delivery terms, and specific orders shall be placed to the Company. Under the specific order, full amount prepayment is required, and the Company’s performance obligation is to transfer agreed-upon battery spare parts, scrap and product waste. The revenue is recognized at a point in time upon the customer’s acceptance of battery spare parts or scrap and product waste.

Product warranty

The Company provides a manufacturer’s standard warranty on battery packs and battery cells products sold, which entails repair or replacement of non-conforming items, in conjunction with the sales of products. The Company considers the standard warranty is not providing incremental service to customers rather an assurance to the quality of the vehicle, and therefore is not a separate performance obligation.

The Company’s product warranty generally ranges from one to eight years (or 120,000 or 500,000 kilometer if reached sooner). The Company establishes a reserve for the estimated cost of the product warranty at the time revenue is recognized. The management’s best estimates of its product warranty is based on historical information and other currently available evidence, including actual claims incurred to date and an estimate of the nature, frequency and costs of future claims for each customer.

The Company review and adjust the estimates to ensure that accruals are adequate to meet expected future warranty obligations. Initial warranty data is limited early in the launch of a new product and accordingly, future adjustments to the warranty accrual may be material.

184

Lease

The Company adopted ASU 2016-02 “Leases” (Topic 842) on January 1, 2021, using the modified retrospective approach. This approach allows the Company to initially apply the new accounting standards at the adoption date and recognize a cumulative adjustment to the opening balance of retained earnings in the period of adoption. The prior year comparative information has not been restated and continues to be reported under the accounting standards in effect for that period. Please refer to Note 2, Summary of Significant Accounting Policies – aa) Lease, in the notes to the audited consolidated financial statements as of December 31, 2023 and 2022, in each case appearing elsewhere in this proxy statement/prospectus.

The Company’s lease terms include options to renew or terminate the lease when it is reasonably certain that it will exercise the option. The Company determines if a contract contains a lease based on whether it has the right to obtain substantially all of the economic benefits from the use of an identified asset which the Company does not own and whether it has the right to direct the use of an identified asset in exchange for consideration. Right of use (“ROU”) assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets are recognized as the amount of the lease liability, adjusted for lease incentives received. Lease liabilities are recognized at the present value of the future lease payments at the lease commencement date. The interest rate used to determine the present value of the future lease payments is the Company’s incremental borrowing rate (“IBR”), because the interest rate implicit in most of the Company’s leases is not readily determinable. The IBR is a hypothetical rate based on the Company’s understanding of what its credit rating would be to borrow and resulting interest the Company would pay to borrow an amount equal to the lease payments in a similar economic environment over the lease term on a collateralized basis. Lease payments may be fixed or variable, however, only fixed payments or in-substance fixed payments are included in the Company’s lease liability calculation. Variable lease payments are recognized in operating expenses in the period in which the obligation for those payments is incurred.

The lease right-of-use assets are initially measured at the carrying amount of the lease liability and adjusted for any prepaid or accrued lease payments, remaining balance of lease incentives received, unamortized initial direct costs, or impairment charges relating to the right-of-use-asset. Lease expense for minimum lease payments exclusive of the value-added tax are recognized on straight-line basis over the lease term. The new standard provides a number of optional practical expedients at transition. The Company elected certain practical expedients that must be elected as a package, which permit the Company to not reassess, under the new standard, prior conclusions about (1) lease identification, (2) lease classification and (3) initial direct costs. Additionally, the Company elected a short-term lease exception policy, which allows entities to not apply the new standard to short-term leases (i.e. leases with terms of 12 months or less) and a hindsight policy, which allows an entity to include current considerations for existing leases when determining initial lease terms. The Company has also elected to account for lease and non-lease components as a single component for all leases, and elected to utilize an IBR (incremental borrowing rate) that is risk free rate plus premium for all leases when calculating the lease liability.

Deferred Offering Costs Associated with the Business Combination

The Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP ASC 805. Under this method of accounting, Elong is accounting acquirer, and as a result, qualifying transaction costs incurred by Elong are treated as deferred offering cost and any balance below the net proceeds from this reverse recapitalization will be charged directly to equity. This recording complies with the requirements of FASB ASC Topic 340-10-S99-1, “Other Assets and Deferred Costs – SEC Materials” (“ASC 340-10-S99”) and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering”. Deferred offering costs consist of legal and other professional expenses incurred through the balance sheet date that are directly related to the Proposed Business Combination and that will be charged to shareholders’ equity upon the completion of the Proposed Business Combination with any balance below the net proceeds from this Business Combination. Should the Proposed Business Combination prove to be unsuccessful, these deferred costs, as well as additional expenses to be incurred, will be charged to operation expenses. As of December 31, 2023, transaction costs in the aggregate of $231,316 have been recorded as deferred offering cost.

Mezzanine equity

Pursuant to ASC 480-10-S99 SEC Materials- SEC Staff Announcement on” Classification and Measurement of Redeemable Securities”, where equity interests are determined to be conditionally redeemable upon the occurrence of certain events that are not solely within the control of the Company, and upon such event, the shares would become redeemable at the option of the holders, they are classified as mezzanine equity (temporary equity) outside of the permanent equity. The purpose of this classification is to convey that such a security may not be permanently part of equity and could result in a demand for cash or other assets of the entity in the future. The Company evaluates the redeemable equity interests to their redemption value at the balance sheet. Per the reorganization agreement, all the investment agreement with purchase back terms were cancelled when the SPAC announced the Merger Agreement, as a result, all the mezzanine equity was classified as permanent equity upon the announcement on December 1, 2023.

185

Recent Accounting Pronouncements

For a discussion of our new or recently adopted accounting pronouncements, see Note 2, Summary of Significant Accounting Policies – (h) Accounts receivable, net and Summary of Significant Accounting Policies – (dd) Newly adopted accounting pronouncements, to our audited consolidated financial statements for the years ended December 31, 2023 and 2022 included in this proxy statement/prospectus.

Internal Control Over Financial Reporting

In connection with the audits of our consolidated financial statements as of and for the years ended December 31, 2023 and 2022, we and our independent registered public accounting firm identified three material weaknesses in our internal control over financial reporting. A material weakness is a deficiency, or combination of deficiencies, in internal controls, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis.

The three material weaknesses that have been identified relate to (1) lack of experienced accounting team and qualified SEC reporting specialist to deal with complex accounting treatments and draft SEC filing document; (2) lack of controls for the IT environment; (3) lack of controls for the inventories in third-party after-sales warehouses.

To remedy identified material weaknesses, starting from August 2023, we have implemented, and plan to continue to implement below measures:

●	hiring additional competent and qualified accounting and reporting personnel with appropriate knowledge and experience of U.S. GAAP and SEC financial reporting requirements;

●	planning to implement an IT security control and database disaster recovery system to serve different accounting functions;

●	establishing accounting record system with access control;

●	managing inventories in third-party after-sales warehouses and maintaining a proper accounting record on a timely basis; and

●	formulating internal accounting and internal control guidance on U.S. GAAP and SEC financial reporting requirements.

However, we cannot assure you that all these measures will be sufficient to remediate our material weaknesses in a timely manner, or at all. See “Risk Factors —Risks Related to Elong’s Business and Industry — If fails to implement and maintain an effective system of internal controls over financial reporting, it may be unable to accurately report its results of operations, meet reporting obligations or prevent fraud. As a result, Elong’s security holders could lose confidence in its financial and other public reporting, which would harm its business and trading price of its securities.”

Quantitative and Qualitative Disclosures about Market Risks

Foreign currency exchange rate risk

The revenues and expenses of the Company’s entities in the PRC are generally denominated in RMB and their assets and liabilities are denominated in RMB. The Company’s oversea financing activities in future are denominated in U.S. dollars. The RMB is not freely convertible into foreign currencies. Remittances of foreign currencies into the PRC or remittances of RMB out of the PRC as well as exchange between RMB and foreign currencies require approval by foreign exchange administrative authorities and certain supporting documentation. The State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into other currencies.

Interest Rates Risk

We incur risk arising from the fluctuation of interest rates relating to interest income from interest-bearing assets such as cash and cash-equivalent assets that bear variable interest rates.

Credit Risk

Credit risk refers to the risk of financial loss to us arising from default by the customers or counterparties of contract obligations. Our main credit risk was that counterparties could not repay in full the accounts receivable based on the agreed terms. We actively monitor and manage our credit risk by performing credit checks and monitoring credit limits. With respect to our customers, our local entities are responsible for managing and analyzing the credit risk for each of their new customers before standard payment and delivery terms and conditions are offered. Internal risk control assesses the credit quality of the customers, taking into account their financial position, past experience and other factors. Individual risk limits are set based on internal or external ratings in accordance with limits set by our Board.

Liquidity Risk

We manage liquidity risk by monitoring and maintaining a level of cash deemed adequate to finance our operations and mitigate the effects of fluctuations in cash flows. In addition, management monitors the utilization of bank borrowings and ensures compliance with loan covenants.

186

MANAGEMENT OF NEW ELONG FOLLOWING THE BUSINESS COMBINATION

Executive Officers and Directors of New Elong After the Business Combination

Upon the consummation of the Business Combination, the business and affairs of New Elong will be managed by or under the direction of the New Elong Board. The New Elong Board will initially consist of five members, each of which shall automatically retire from office (unless he has sooner vacated office) at the next or a subsequent annual general meeting of New Elong or upon any specified event or after any specified period in a written agreement between of New Elong and the director, if any. The following table sets forth certain information, as of the date of this proxy statement/prospectus, concerning the persons who are expected to serve as executive officers and directors of New Elong following the completion of the Business Combination:

Name	Age	Position Held
Xiaodan Liu	45	Chief Executive Officer and Chairwoman of the Board of Directors
Jingdong Qu	59	Executive Director
Luyi Wang	30	Chief Financial Officer
Tung Kok Keow	55	Independent Director Nominee
Lawrence Leighton	88	Independent Director Nominee
David Chung-Hua Bolocan	59	Independent Director Nominee

Executive Officers

Xiaodan Liu has served as our Chief Executive Officer since May 2023 and our Chairwoman of the Board of Directors since October 2023. From November 2020 to May 2023, Ms. Liu served as Chief Executive Officer and Chairman of the Board of Directors at Beijing Yuanlin Technology Development Co., Ltd., an investment company focusing on the high-tech area. From May 2012 to October 2020, she served as Chief Executive Officer and Chairman of the Board of Directors at Satcom Technology (Beijing) Co., a company mainly engaged in rubber and plastic products industry. From 2003 to 2008, Ms. Liu served as sales director at Dalian Toyota Automobile Trading Co., Ltd, an automobile trading company, where she was responsible for sales management. From March 2024 to now, Ms. Liu served as director at Phylion Battery Co., Ltd., a lithium battery manufacturing company. Ms. Liu received a bachelor’s degree in International Trade from Kyoto University, Japan.

Jingdong Qu will become a member of the New Elong Board upon the consummation of the Business Combination. He has served as the chairman of New Dragon Fund since November 2012. From December 2009 to January 2012, Mr. Qu served as Chief Executive Officer at Patriot Electronics, a high-tech enterprise focusing on the production and sales of digital products. From 2007 to December 2009, he served as the managing director of Samsung Electronics Greater China and global vice president. At that time, he drove the rapid development of Samsung’s China business. Mr Qu received a bachelor’s degree in computer science from Beijing Institute of Technology and received an M.B.A. degree from Tsinghua University. Mr. Qu has more than 30 years of experience in entrepreneurship, management and investment, and is an influential investor in China.

Luyi Wang has served as our Chief Financial Officer since July 2024. From November 2019 to March 2021, she served as the director of the finance department at Hawkhead Automotive, Inc., a company engaged in the manufacturing and sales of friction material. From April 2021 to April 2023, she worked as an auditor at Forvis Mazars, a financial services company. From May 2023 to May 2024, she resumed serving as the director of the finance department at Hawkhead Automotive, Inc. Ms. Wang received a graduate degree in accounting from Chapman University and a bachelor’s degree from Chongqing University.

187

Non-Employee Directors

Tung Kok Keow will become a member of the New Elong Board upon the consummation of the Business Combination. From 2000 to 2010, he served as senior associate in the Malaysian Industry-Government Group for High Technology (MIGHT), an agency of the Prime Minister’s Department supervised by the Science Advisor to the PM. Since the end of his tenure at MIGHT, Mr. Tung has served as a consultant or in executive positions to various companies as well as non-profit government organizations. Mr. Tung also served as Advisor to the Malaysian Prime Minister’s Special Envoy to the PRC, and as Advisor to the Taipei Investors’ Association of Malaysia. Mr. Tung received a M.B.A. for Executives degree from Peking University.

Lawrence Leighton will become a member of the New Elong Board upon the consummation of the Business Combination. Mr. Leighton is a seasoned international investment banker with approximately 50 years of experience. He has worked with many major international companies throughout his career, including Pernod Ricard SA (ENXTPA: RI) and Verizon Communications Inc. (NYSE: VZ). Mr. Leighton has served as a Managing Director of Bentley Associates, a boutique investment bank, since 1997 and transitioned to Senior Advisor in 2022. In 1989, he became President and Chief Executive Officer of UI USA, the US subsidiary of Union d’Ètudes et d’Investissements, the merchant banking arm of Credit Agricôle, the largest bank in France, serving in that role until 1993. From 1982 to 1989, Mr. Leighton served as a Managing Director of Chase Bank. Previously, from 1978 to 1982, he was a Limited Partner at Bear, Stearns & Co., focusing on international mergers and acquisitions. Starting in 1974 and ending in 1978, he was with Norton Simon as the Director of Strategic Planning/Mergers & Acquisitions. Before Norton Simon, Mr. Leighton was with Clark, Dodge & Co. where he became Co-Head of the Corporate Finance Department. He has been a member of the board of directors of Bon Natural Life Limited, a natural products and ingredients business, from June 2021 to June 2023, and Bowen Acquisition Corp, a blank check company that has entered into a definitive agreement for an initial business combination, since July 2023. Mr. Leighton received a B.S.E. degree from Princeton University and an M.B.A. from Harvard Business School. Mr. Leighton is a U.S. Citizen.

David Chung-Hua Bolocan will become a member of the New Elong Board upon the consummation of the Business Combination. From 1994 to 2000, he served as Senior Engagement Manager in Mitchell Madison Group, a consulting company. From 2001 to 2006, he served as Executive Vice President – CMO and Head of Corporate Initiatives Group in Bank of America. From 2006 to 2018, he served in executive positions to various companies. From August 2018 to June 2021, he served as Business Line CEO for Retail Bank Deposits and Payments Business in BBVA Compass (now part of PNC). From June 2021 to March 2022, he served as head of deposit and payments for LendingClub, a fintech company. Since June 2022, he has served as a Senior Director at Western Alliance Bank. Mr. Bolocan also served as an Independent Director for Cellular Biomedicine Group, Inc., a NASDAQ listed company, from 2012 to 2016, and UTime Limited, a NASDAQ listed company, from April 2019 to May 2023. Mr. Bolocan received an M.S./M.B.A. from the MIT Sloan School of Management and a B.A. from Harvard University in Computer Science and Economics

Composition of the Board of Directors

The business affairs of New Elong will be managed under the direction of the New Elong Board. Unless otherwise determined by New Elong in general meeting, the number of directors of New Elong shall not be less than three (3) and not be more than nine (9) directors, the exact number of directors to be determined from time to time by the board of directors of New Elong. The New Elong Board will initially consist of five members. All the directors of New Elong shall automatically retire from office (unless he has sooner vacated office) at the next or a subsequent annual general meeting or upon any specified event or after any specified period in a written agreement between the Company and the director, if any. Each director of New Elong whose term of office expires shall be eligible for re-election at a meeting of the shareholders or re-appointment by the board of directors of New Elong.

188

When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the New Elong Board to satisfy its oversight responsibilities effectively in light of its business and structure, the New Elong Board expects to focus primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above in order to provide an appropriate mix of experience and skills relevant to the size and nature of its business.

Controlled Company Exemption

Upon the Closing, the Supporting Shareholder will hold a majority of the voting power of New Elong. As a result, New Elong will be a “controlled company” within the meaning of applicable rules of Nasdaq. Under these rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements (a) that a majority of the board consists of independent directors; (b) for an annual performance evaluation of the nominating and corporate governance and compensation committees; (c) that the controlled company has a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and (d) that the controlled company has a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibility. New Elong may rely on certain of these exemptions from the corporate governance requirements of Nasdaq. As a result, TMT’s shareholders may not have the same protections afforded to shareholders of companies that are subject to all of the Nasdaq corporate governance requirements. In the event that New Elong ceases to be a “controlled company” and its shares continue to be listed on Nasdaq, it will be required to comply with these provisions within the applicable transition periods.

Director Independence

In connection with the Business Combination, the Elong Ordinary Shares are expected to be listed on the Nasdaq Global Market. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The New Elong Board has undertaken a review of the independence of each director and considered whether each director has a material relationship that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, Elong and TMT anticipate that Tung Kok Keow, Lawrence Leighton, and David Chung-Hua Bolocan will be considered “independent directors” as defined under the rules of Nasdaq.

Committees of the Board of the Directors

The New Elong Board will have an audit committee, compensation committee and nominating and corporate governance committee. All of the committees will comply with all applicable requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations as further described below. The responsibilities of each of the committees of the New Elong Board is described below. Each member of these committees will be appointed by the New Elong Board and will serve for such term or terms as the board may determine or until such member’s earlier resignation or death.

Each of these committees will have a written charter. The charters will be available on New Elong’s corporate website at http://elongpower.com upon the completion of the Business Combination. The information on any of New Elong’s website is deemed not to be incorporated in this proxy statement/prospectus or to be part of this proxy statement/prospectus.

Audit Committee

Upon the completion of the Business Combination, New Elong’s audit committee will consist of Messrs. Keow, Leighton and Bolocan, with Mr. Bolocan serving as chair. The parties have affirmatively determined that each expected member of the audit committee qualifies as independent under Nasdaq rules applicable to board members generally and to audit committee members. Under Nasdaq rules, audit committee members must satisfy the additional independence criteria set forth in Rule 10A-3 of the Exchange Act and the rules of Nasdaq. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

The Company’s audit committee will be responsible for, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing New Elong’s independent registered public accounting firm;

●	discussing with New Elong’s independent registered public accounting firm their independence from management;

●	reviewing, with New Elong’s independent registered public accounting firm, the scope and results of their audit;

●	approving all audit and permissible non-audit services to be performed by New Elong’s independent registered public accounting firm;

189

●	overseeing the financial reporting process and discussing with management and New Elong’s independent registered public accounting firm the quarterly and annual financial statements that New Elong files with the SEC;

●	overseeing New Elong’s financial and accounting controls and compliance with legal and regulatory requirements;

●	reviewing New Elong’s policies on risk assessment and risk management;

●	reviewing related person transactions; and

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Audit Committee Financial Expert

The parties have determined that Mr. Bolocan will qualify as the “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K.

Under Nasdaq rules, the audit committee must at all times be composed exclusively of independent directors who are “financially literate.” Nasdaq rules define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and statement of cash flows. All expected members of Elong’s audit committee meet the standard for financial literacy. In addition, Elong must certify to Nasdaq the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Any member of the audit committee who qualifies as an “audit committee financial expert” also qualifies as financially sophisticated under Nasdaq rules. Accordingly, Mr. Bolocan will qualify as financially sophisticated under Nasdaq rules.

Compensation Committee

Upon the completion of the Business Combination, New Elong’s compensation committee will consist of Messrs. Keow, Leighton and Bolocan, with Mr. Leighton serving as chair. The parties have affirmatively determined that each expected member of the compensation committee qualifies as independent under Nasdaq rules applicable to board members generally and to compensation committee members. Under Nasdaq rules, compensation committee members must satisfy the additional independence criteria set forth in Rule 10C-1 of the Exchange Act and the rules of Nasdaq. To be considered independent for purposes of Rule 10C-1 of the Exchange Act and under the rules of Nasdaq, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company. In addition, each expected member of the compensation committee is a “non-employee directors” as defined in Rule 16b-3 of the Exchange Act.

New Elong’s compensation committee will be responsible for, among other things:

●	reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving the compensation of New Elong’s chief executive officer, and the chief executive officer may not be present during voting or deliberations on his or her compensation;

●	overseeing an evaluation of the performance of and reviewing and setting or making recommendations to the New Elong Board regarding the compensation of New Elong’s other executive officers;

●	reviewing and approving or making recommendations to the New Elong Board regarding New Elong’s incentive compensation and equity-based plans, policies and programs;

●	reviewing and approving all employment agreement and severance arrangements for New Elong’s executive officers;

●	making recommendations to the New Elong Board regarding the compensation of New Elong’s directors; and

●	retaining and overseeing any compensation consultants.

190

Nominating and Corporate Governance Committee

Upon completion of the Business Combination, New Elong’s nominating and corporate governance committee will consist of Messrs. Keow, Leighton and Bolocan, with Mr. Keow serving as chair. The parties have affirmatively determined that each member qualifies as independent under Nasdaq rules.

New Elong’s nominating and corporate governance committee will be responsible for, among other things:

●	identifying individuals qualified to become members of the New Elong Board, consistent with criteria approved by the New Elong Board;

●	overseeing succession planning for New Elong’s Chief Executive Officer and other executive officers;

●	periodically reviewing the leadership structure of the New Elong Board and recommending any proposed changes to the New Elong Board;

●	overseeing an annual evaluation of the effectiveness of the New Elong Board and its committees; and

●	developing and recommending to the New Elong Board a set of corporate governance guidelines.

Code of Ethics

New Elong will have a new code of ethics that applies to all of its executive officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of ethics will be available on New Elong’s corporate website at http://elongpower.com upon the completion of the Business Combination. The information on any of New Elong’s websites is deemed not to be incorporated in this proxy statement/prospectus or to be part of this proxy statement/prospectus.

New Elong intends to make any legally required disclosures regarding amendments to, or waivers of, provisions of its code of ethics on its website rather than by filing a Current Report on Form 8-K.

Risk Oversight

The New Elong Board will be responsible for overseeing New Elong’s risk management process. The board of directors does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through the board of directors as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. The board of directors as a whole will work with the management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically will report to the board of directors about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the board of directors will be responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the board of directors and its committees will consider whether New Elong’s programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee will focus on assessing and mitigating financial risk, including risk related to internal controls, as well as general legal compliance risk, and will receive at least quarterly reports from management on identified risk areas. The compensation committee will focus on risks relating to New Elong’s compensation programs, as well as legal compliance risk related to compensation. In setting compensation, the compensation committee will strive to create incentives that encourage behavior consistent with New Elong’s business strategy, without encouraging undue risk-taking. The nominating and corporate governance committee will consider areas of potential risk within corporate governance and compliance, such as management succession and environmental, social responsibility and sustainability initiatives. Each of the committees will report to the board of directors as a whole as to their findings with respect to the risks they are charged with assessing.

New Elong Non-Employee Director Compensation Policy

After the completion of the Business Combination, New Elong intends to implement a compensation policy for its non-employee directors. Such policy is expected to include an annual cash retainer for all directors, in addition to equity grants determined by the compensation committee and reimbursement for reasonable expenses incurred in connection with attending board and committee meetings.

Limitation on Liability and Indemnification of Officers and Directors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, civil fraud or the consequences of committing a crime. New Elong’s M&A provides that every director, secretary, assistant secretary, or other officer of New Elong and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and held harmless against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own dishonesty, willful default or fraud, in or about the conduct of New Elong’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending (whether successfully or otherwise) any civil proceedings concerning New Elong or its affairs in any court whether in the Cayman Islands or elsewhere.

New Elong intends to enter into indemnity agreements with each of its officers and directors to provide contractual indemnification in addition to the indemnification provided for in New Elong’s M&A. These agreements will require New Elong to indemnify these individuals to the fullest extent permitted under Cayman Islands law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

New Elong believes that these provisions and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, New Elong has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

191

EXECUTIVE COMPENSATION

Elong Executive Officer and Director Compensation Before the Business Combination

In 2021 and 2022, Elong’s directors or executive officers accrued no compensation. The aggregate cash compensation accrued to Elong’s directors and executive officers who were employed in 2023 was:

For the Years Ended December 31,
Name	2023
Xiaodan Liu	$-
Zhijiang Chen(1)	-
Xing “Cindy” Tang(2)	31,925
Zhiwei Liu(3)	68,027

(1)	Mr. Chen formerly served as Executive Director of Elong.
(2)	Ms. Tang previously served as the Chief Financial Officer of Elong.
(3)	Mr. Liu formerly served as Chief Technology Officer of Elong.

We have not set aside or accrued any amount to provide pension, retirement or other similar benefits to our directors and executive officers.

Elong Executive Officer Compensation Following the Business Combination

Overview of Anticipated Executive Compensation Program

Following the closing of the Business Combination, decisions with respect to the compensation of New Elong’s executive officers, including its named executive officers, will be made by the compensation committee of the New Elong Board. New Elong anticipates that compensation for its executive officers will have the following components: base salary, cash bonus opportunities, equity compensation, employee benefits, and severance protections. Base salaries, employee benefits, and severance protections will be designed to attract and retain senior management talent. New Elong will also use annual cash bonuses and equity awards to promote performance-based pay that aligns the interests of its executive officers with the long-term interests of its shareholders and enhances executive retention.

Employment Agreements

Each of Ms. Liu and Ms. Wang will enter into an employment agreement with New Elong in connection with the Closing, pursuant to which Ms. Liu will be employed as New Elong’s Chief Executive Officer and Ms. Wang will be employed as New Elong’s Chief Financial Officer. As compensation, Ms. Liu and Ms. Wang will receive a base salary of $150,000 and $60,000, respectively. In addition, each executive will be eligible to receive a bonus as determined by the New Elong Board, to participate in the Equity Incentive Plan, to participate in all employee benefit plans, programs and policies as are generally available to employees of New Elong, and to be reimbursed for all reasonable travel and other business-related expenses.

Each agreement will have a term of one year, which term will automatically be renewed for additional successive one-year periods unless New Elong or the executive gives written notice at least 60 days prior to the end of the current term of its or her intention not to renew. In addition, the term of each employment agreement may be earlier terminated upon the executive’s death or disability, by New Elong for cause (as defined in the employment agreement) or by the executive without good reason (as defined in the employment agreement), or by New Elong without cause (but only after the first year of the term) or by the executive for good reason.

In the event of either executive’s death or disability, or if either executive’s employment is terminated for cause or without good reason, New Elong shall pay to the executive (or her estate, as applicable) the executive’s accrued compensation and benefits, consisting of earned but unpaid base salary through and including the date of termination, reimbursement of expenses through to and including the date of termination, and any other amounts or benefits required to be paid or provided by law or under any plan, program, policy or practice of New Elong. If either executive’s employment is terminated without cause or for good reason, the executive shall receive the accrued compensation and benefits, and in addition, upon execution of a general waiver and release, three months of the executive’s base salary.

Each employment agreement will contain customary restrictive covenants relating to confidentiality, non-competition and non-solicitation.

192

Equity Incentive Plan

Prior to the Closing, the board of directors and shareholders of Elong will approve and adopt the 2024 Equity Incentive Plan (the “Equity Incentive Plan”). Under the Equity Incentive Plan, New Elong will be authorized to grant equity awards to eligible service providers following consummation of the Business Combination. The purpose of the Equity Incentive Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to the success of New Elong by offering them an opportunity to participate in New Elong’s future performance through the grant of equity awards.

The following summary of the principal terms of the Equity Incentive Plan is qualified in its entirety by the full text of the Equity Incentive Plan, a copy of which is attached as Annex D to this proxy statement/prospectus.

Administration

The New Elong Board or one or more committees appointed by the New Elong Board will administer the Equity Incentive Plan. For this purpose, the New Elong Board will delegate general administrative authority for the Equity Incentive Plan to the compensation committee of the New Elong Board. The appropriate acting body, whether the New Elong Board, the compensation committee of the New Elong Board or another committee appointed by the New Elong Board, is referred to in this summary as the “Administrator.” The Administrator may also delegate to one or more persons the right to act on its behalf in such matters as authorized by the Administrator. The Administrator determines which eligible individuals shall be granted awards under the plan, provided that any award granted to a member of the compensation committee of the New Elong Board shall be subject to the approval or ratification of the New Elong Board. Along with other authority granted to the Administrator under the Equity Incentive Plan, the Administrator may (i) select recipients of awards, (ii) determine the number of shares subject to awards, (iii) approve form award agreements, (iv) determine the terms and conditions of awards, and (v) allow participants to satisfy withholding tax obligations through a reduction of shares. The Administrator may not, however, effectuate a repricing or exchange of outstanding stock options.

Authorized Shares; Lapsed Awards

An aggregate number of Elong Class A Ordinary Shares equal to fifteen percent (15.0%) of the Elong Ordinary Shares outstanding immediately after the Closing is the maximum number of New Elong Ordinary Shares that may be issued or transferred pursuant to awards under the Equity Incentive Plan, all of which may be subject to incentive stock option treatment. On the first day of each fiscal year of New Elong during the term of the Equity Incentive Plan commencing on the first year following the Closing, the number of shares of New Elong Ordinary Shares that may be issued under the Equity Incentive Plan will automatically increase by a number of New Elong Ordinary Shares such that the number of shares that may be issued under the Equity Incentive Plan shall equal 5% of the Elong Ordinary Shares outstanding as of the last day of the preceding fiscal year. The aggregate number of Shares that may be issued with respect to any Incentive Share Option shall not exceed the maximum number of shares authorized under the Equity Incentive Plan.

If any outstanding award under the Equity Incentive Plan expires, is forfeited or is cancelled, in whole or in part, then the number of shares subject to the Equity Incentive Plan shall be increased by the portion of such awards so forfeited, expired or cancelled and such forfeited, expired or cancelled shares may again be awarded under the Equity Incentive Plan. Shares tendered in payment of the exercise price or withholding taxes with respect to an award shall not become, or again be, available for awards under the Equity Incentive Plan. The grant of awards that may not be satisfied by issuance of shares shall not count against the maximum number of New Elong Ordinary Shares subject to the Equity Incentive Plan; however, shares attributable to awards that may be satisfied either by the issuance of shares or by cash or other consideration shall be counted against the maximum number of New Elong Ordinary Shares that may be issued under the Equity Incentive Plan. If New Elong Ordinary Shares issued in connection with any award granted under the Equity Incentive Plan shall be repurchased by New Elong, in whole or in part, then the number of New Elong Ordinary Shares subject to the Equity Incentive Plan shall not be increased by that portion of the shares repurchased by New Elong, and such repurchased shares may not again be awarded pursuant to the provisions of the Equity Incentive Plan.

193

Eligibility

Individuals eligible to receive awards under the Equity Incentive Plan include New Elong’s employees, directors and consultants. Approximately 100 employees, directors and consultants (including Elong’s three executive officers and three independent directors) will be eligible to participate in the Equity Incentive Plan as of the Closing Date. The Administrator determines from time to time the participants to whom awards will be granted.

Incentive Awards

The Equity Incentive Plan authorizes stock options, stock appreciation rights (“SARs”), restricted shares, restricted share units, as well as other awards (described in the Equity Incentive Plan) that are responsive to changing developments in management compensation. The Equity Incentive Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash. An option or SAR will expire, or other award will vest, in accordance with the schedule set forth in the applicable award agreement.

Stock Options. A stock option is the right to purchase New Elong Ordinary Shares at a future date at a specified price per share generally equal to, but not less than, the fair market value of a share on the date of grant. An option may either be an Incentive Stock Option (“ISO”) or a non-qualified stock option. ISO benefits are taxed differently from non-qualified stock options, as described under “Federal Income Tax Treatment of Awards under the Equity Incentive Plan,” below. ISOs also are subject to more restrictive terms and are limited in amount by the Code and the Equity Incentive Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator.

SARs. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a New Elong Ordinary Share on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR, but will not be less than the fair market value of a New Elong Ordinary Share on the date of grant. SARs may be granted in connection with other awards or independently.

Restricted Shares. A restricted share award is typically for a fixed number of New Elong Ordinary Shares, subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares, the duration of the restriction period and the conditions under which the shares may be forfeited. The Administrator may waive any restriction period and any other conditions under appropriate circumstances (such as death or disability). Generally, during the restriction period, the participant will have all of the rights of a shareholder with respect to the restricted shares, including the right to vote the shares of restricted stock and to receive dividends, provided that any such dividends will be subject to the same restrictions and other conditions as the restricted shares.

Restricted Share Units. Restricted share units represent unfunded, unsecured rights to receive New Elong Ordinary Shares or cash equal to the fair market value of New Elong Ordinary Shares, or any combination thereof, as provided in the applicable award agreement. Prior to the settlement of an award of restricted share units and the receipt of shares, if any, the participant will not have any rights as a shareholder with respect to such shares.

Other Awards. The Administrator may also grant other forms of awards based upon, payable in or otherwise related to, in whole or in part, New Elong Ordinary Shares, if the Administrator, in its sole discretion, determines that such other form of award is consistent with the purposes of the Equity Incentive Plan. The terms and conditions of any such other form of award will be set forth in an applicable award agreement.

Transfer Restrictions

Subject to certain exceptions, awards under the Equity Incentive Plan are not transferable by the recipient other than by will or the laws of descent and distribution, and are generally exercisable during the recipient’s lifetime only by him or her.

Adjustments or Changes in Capitalization

In the event of any change in the outstanding New Elong Ordinary Shares by reason of a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar corporate transaction not involving the receipt of consideration by New Elong, the aggregate number of New Elong Ordinary Shares available under the Equity Incentive Plan or subject to outstanding awards (including the exercise price of any awards) will be adjusted as the Administrator deems necessary or appropriate.

194

Change in Control

Upon a change in control of New Elong, unless the Administrator determines otherwise, the vesting of all outstanding awards under the Equity Incentive Plan will fully accelerate, and in the case of options or stock appreciation rights, will become immediately exercisable. Upon a change in control where New Elong is not the surviving corporation (or survives only as a subsidiary), unless the Administrator determines otherwise, all outstanding stock options and SARs that are not exercised will be assumed by, or replaced with comparable options or rights, by the surviving corporation. Alternatively, the Administrator may also (i) require participants to surrender their outstanding stock options and SARs in exchange for payment by New Elong in cash or Ordinary Shares in an amount equal to the amount by which the then fair market value of the New Elong Ordinary Shares subject to unexercised stock options and SARs exceeds the exercise price of the stock options or fair market value of the SARs on the award date, as applicable or (ii) after giving participants an opportunity to exercise outstanding stock options and SARs, terminate any or all unexercised stock options and SARs.

A change in control is defined to include (i) the sale of all or substantially all of New Elong’s assets, (ii) the acquisition of beneficial ownership by any person or entity, directly or indirectly, of securities representing 50% or more of the total number of votes that may be cast for the election of directors of New Elong, (iii) certain changes in the majority of the New Elong Board and (iv) the consummation of certain mergers or consolidations.

Amendments to and Termination of the Equity Incentive Plan

The New Elong Board may amend the Equity Incentive Plan at any time and in any manner without the consent of the shareholders, except that no amendment may be made to the Equity Incentive Plan without shareholder approval that would (i) expand the types of awards available under the Equity Incentive Plan or otherwise materially revise the Equity Incentive Plan or (ii) increase the number of shares reserved for issuance under the Equity Incentive Plan, modify the eligible individuals under the Equity Incentive Plan or change the identity of the granting company. Generally speaking, outstanding awards may be amended, except that no amendment to the Equity Incentive Plan or to any outstanding awards may be made that would impair the rights of any participant with respect to such outstanding award issued to such participant, without the consent of the participant. In addition, amendments to outstanding awards may not effectuate a repricing or exchange of outstanding stock options.

The New Elong Board may suspend or terminate the Equity Incentive Plan at any time, provided that termination of the Equity Incentive Plan will not impair or affect any award previously granted. Unless earlier terminated by the New Elong Board, the Equity Incentive Plan will automatically terminate on the tenth anniversary of the date it was approved by shareholders.

Clawback and Recoupment

New Elong may cancel any award, require the participant to reimburse any or all amounts paid pursuant to an award or under the terms of the Equity Incentive Plan and effect any other right of recoupment in accordance with any New Elong policies that may be adopted from time to time.

New Plan Benefits

Awards are subject to the discretion of the Administrator. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Equity Incentive Plan.

Securities Registration

Following the consummation of the Business Combination, when permitted by SEC rules, New Elong intends to file with the SEC a registration statement on Form S-8 covering the New Elong Ordinary Shares issuable under the Equity Incentive Plan.

195

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

TMT Related Person Transactions

Formation and Initial Public Offering

In August 2021, TMT issued an aggregate of 1,437,500 Founder Shares to the Sponsor for an aggregate purchase price of $25,000, or approximately $0.017 per share. In January 2022, following changes to TMT’s share capital, TMT issued an additional 287,500 TMT Ordinary Shares to the Sponsor as fully paid bonus shares for no additional consideration, resulting in the Sponsor holding an aggregate of 1,725,000 TMT Ordinary Shares. The issuance was considered as a nominal issuance, in substance a recapitalization transaction, which was recorded and presented retroactively. An aggregate of up to 225,000 TMT Ordinary Shares of the TMT Ordinary Shares held by the Sponsor were subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part so that the number of Founder Shares would equal 19% of our issued and outstanding ordinary shares after the IPO (excluding Private Placement Shares). On March 30, 2023, 225,000 TMT Ordinary Shares were forfeited as the overallotment option was not exercised, resulting in the Sponsor holding an aggregate of 1,500,000 Founder Shares at such time. Currently, the Sponsor holds 1,347,000 Founder Shares, as it subsequently transferred 153,000 Founder Shares to a business partner.

In addition, the Sponsor agreed to purchase an aggregate of 370,000 units at a price of $10.00 per unit in the TMT Private Placement that closed simultaneously with the closing of the IPO. Each unit was identical to the TMT Units sold in the IPO. The TMT Private Placement Shares and the TMT Private Placement Rights (including the TMT Ordinary Shares issuable upon conversion of the TMT Private Placement Rights) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of the initial business combination. There are no redemption rights or liquidating distributions from the trust account with respect to the Founder Shares, TMT Private Placement Shares, or TMT Private Placement Rights, which will expire worthless if TMT does not consummate the Business Combination or another initial business combination within the allotted 12-month period (or up to 21 months from the closing of this offering if TMT extend the period of time to consummate a business combination by the full amount of time). The issuance of the units in the TMT Private Placement was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Promissory Notes

On August 20, 2021, the Sponsor issued the Promissory Note to TMT, pursuant to which TMT may borrow up to an aggregate principal amount of $300,000. The Promissory Note was subsequently amended and restated on December 15, 2021 and June 27, 2022 to increase borrowings up to an aggregate principal amount of $500,000. During the year ended December 31, 2022, TMT converted $244,018 from due to related party to the Promissory Note. In connection with the IPO, the balance of the Promissory Note amounted to $444,018 and was transferred as payment for Private Placement Units purchased by the Sponsor. There are no amounts currently outstanding under the Promissory Note.

The Sponsor, TMT’s officers and directors, or their affiliates, may from time to time, prior to or in connection with the initial business combination, make loans to TMT for working capital purposes and may advance funds to TMT in connection with the extension of the date by which TMT must consummate an initial business combination. Any such loans or advances will be represented by promissory notes. Up to $1,800,000 of any loans made by the sponsor, TMT’s officers and directors, or their affiliates to TMT prior to or in connection with the initial business combination may be convertible into TMT Units, at a price of $10.00 per Unit at the option of the lender, upon consummation of the Business Combination. The TMT Units would be identical to the Private Placement Units. No such loans have been made as of the date of this proxy statement/prospectus, and the exact terms of such loans by TMT’s officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. However, the letter agreement with the Sponsor and the other Insiders contains a provision pursuant to which such persons have agreed to waive their right to be repaid for such loans out of the funds held in the trust account in the event that TMT does not complete a business combination. TMT does not expect to seek loans from parties other than the Sponsor, TMT’s officers and directors, Elong or their respective affiliates, as TMT does not believe other third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the trust account.

196

Administrative Services Agreement

TMT entered into an Administrative Services Agreement with the Sponsor, dated March 27, 2023, pursuant to which it will pay a total of $10,000 per month for office space, administrative and support services to such affiliate. Upon completion of the Business Combination, TMT will cease paying these monthly fees. Accordingly, in the event the consummation of the initial business combination takes the maximum 12 months (or up to 21 months from the closing of the IPO if TMT extends the period of time to consummate a business combination by the full amount of time), an affiliate of the Sponsor will be paid a total of $120,000 ($10,000 per month) for office space, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses.

Reimbursement of Expenses

The Sponsor and TMT’s officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on TMT’s behalf, such as identification of potential target businesses and performance of due diligence on suitable business combinations. TMT’s audit committee reviews on a quarterly basis all payments that are made to the Sponsor, officers, directors or its or their affiliates and determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on TMT’s behalf.

Registration Rights

The Business Combination Agreement contemplates that, at or prior to the Closing, the Sponsor and certain Elong shareholders (including the holders of Warrant Shares) will enter into the Registration Rights Agreement with Elong, in a form agreed to by the parties to such agreement, provided that such agreement will have customary terms and conditions including at least three (3) sets of demand registration rights and piggyback rights.

Compensation

No finder’s fees, reimbursements or cash payments may be made to the Sponsor, TMT’s officers or directors, or its or their affiliates, for services rendered to TMT prior to or in connection with the completion of the Business Combination. However, the following payments may be made to Sponsor, TMT’s officers or directors, or its or their affiliates, none of which will be made from the proceeds of the IPO held in the trust account, unless and until all Public Shareholders who have properly exercised their right to redeem all or a portion of the Public Shares have been paid from the proceeds held in the trust account:

●	payment to an affiliate of the Sponsor of $10,000 per month, for up to 12 months (or up to 21 months from the closing of the IPO if TMT extends the period of time to consummate the Business Combination by the full amount of time), for office space, utilities and secretarial and administrative support, as described above;

●	reimbursement for any out-of-pocket expenses related to identifying, investigating and completing the Business Combination or another initial business combination, as described above; and

●	repayment of any non-interest bearing loans which may be made by Sponsor or an affiliate of Sponsor or certain of TMT’s officers and directors to finance transaction costs in connection with the Business Combination and repayment of any non-interest bearing loans which may be made by Sponsor or its affiliates to extend the time period for consummating the Business Combination.

As described above, up to $1,800,000 of any promissory notes issued by the Sponsor, TMT’s officers and directors, or its or their affiliates to TMT prior to or in connection with the Business Combination may be convertible into TMT Units, at a price of $10.00 per TMT Unit at the option of the lender, upon consummation of the Business Combination. These TMT Units would be identical to the Private Placement Units.

TMT’s audit committee reviews on a quarterly basis all payments that are made to Sponsor, officers or directors, or its or their affiliates.

Elong Related Person Transactions

Warrant Shares

In connection with that certain Restructuring Framework Agreement dated October 8, 2023 (the “Restructuring Framework Agreement”), Elong issued warrants to nine original shareholders of Elong’s subsidiary Huizhou Yipeng on November 15, 2023, entitling them to acquire up to 105,430,851 Elong Class A Ordinary Shares, subject to the completion of the ODI Approvals. As a part of the Reorganization, this group of shareholders agreed to subscribe the ordinary shares of Elong but had not completed and obtained all ODI Approvals.

197

Related Party Loans

In October 2023, Elong entered into two loan agreement with two holders of Elong Warrants, Beijing Xinlongmai Enterprise Management Co., Ltd. (“Beijing Xinlongmai”) and Huizhou Highpower Technology Co., Ltd. (“Huizhou Highpower”), for one-year loans to Elong of RMB 3 million (US$0.4 million) and RMB 1 million (US$0.1 million), respectively, both bearing zero interest rate.

Mezzanine Equity

On October 1, 2022, Huizhou City Yipeng Energy Technology Co., Ltd. (“Huizhou Yipeng”), Elong’s subsidiary in PRC, entered into an Investment Agreement (the “Investment Agreement-October”) with a third-party investor, pursuant which this investor subscribed for Huizhou Yipeng’s equity, but with redemption rights upon the triggering of certain events. Elong received invested funds of RMB70 million ($10,149,046) in aggregate. The investment agreement set certain conditions for this investor to have the right, at its option, to require Elong to repurchase all or part of the equity held by the this investor in Huizhou Yipeng, when one of the following repurchase triggering events occurs: (1) financial targets such as net profit or taxable income are not achieved starting from 2023; (2) any material management misconduct occurs, such as concealing any external guarantees or liabilities from the investors, or Huizhou Yipeng loses the necessary licenses for production and operation, or is placed in custody or enters bankruptcy or liquidation procedures, or is listed as dishonest persons subject to enforcement by the People’s Court, or (3) any event causing substantial obstacles to the company’s continued operations occurs, which has not been resolved for more than 18 months. From March to June 2023, the investor subscribed for additional redeemable capital of Huizhou Yipeng’s equity for a consideration of RMB18.6 million ($2.6 million) in aggregate.

All of the purchase back terms were cancelled when the parties announced the execution of the Business Combination Agreement, and the mezzanine equity was classified as permanent equity upon the announcement, on December 1, 2023.

Related Person Transactions Policy for TMT Before the Business Combination

TMT has adopted a code of ethics requiring it to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by the TMT Board (or the appropriate committee of the TMT Board) or as disclosed in its public filings with the SEC. Under TMT’s code of ethics, conflict of interest situations will include any financial transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness) involving TMT and any related person, which includes any executive officer, director or beneficial owner of more than 5% of any class of TMT’s voting securities and any of their respective immediate family members and any entity owned or controlled by such persons.

In addition, TMT’s Audit Committee, pursuant to a written charter adopted prior to the consummation of the IPO, is responsible for reviewing and approving related party transactions to the extent that it enters into such transactions. An affirmative vote of a majority of the members of the Audit Committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire Audit Committee constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the Audit Committee is required to approve a related party transaction. TMT also requires each of its directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a TMT director or presents a conflict of interest on the part of a TMT director, employee or officer.

198

Related Person Transactions Policy for New Elong Following the Business Combination

It is not anticipated that the New Elong Board will adopt a formal written related person transactions policy following consummation of the Business Combination. However, New Elong’s audit committee will be tasked with the identification, review, consideration and oversight of related person transactions. For these purposes, a related person transaction is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which New Elong or any of its subsidiaries are participants involving an amount that exceeds $120,000, in which any related person has a material interest. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of New Elong’s voting securities, including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Transactions involving compensation for services provided to New Elong or any of its subsidiaries as an employee, executive officer or director would not be considered related person transactions.

It is anticipated that the related person in question or, in the case of transactions with a holder of more than 5% of any class of New Elong’s voting securities, an officer with knowledge of a proposed transaction, will be required to present information regarding the proposed related person transaction to New Elong’s audit committee (or to another independent body of the New Elong Board) for review. To identify related person transactions in advance, New Elong expects to rely on information supplied by its executive officers, directors and certain significant shareholders. In considering related person transactions, New Elong’s audit committee is expected to take into account the relevant available facts and circumstances, which may include, but are not limited to:

●	the risks, costs, and benefits to New Elong;

●	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the terms of the transaction;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties.

New Elong’s audit committee will approve only those transactions that it determines are fair to New Elong and in its best interests.

199

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of TMT Ordinary Shares as of August 30, 2024 (after taking into account redemptions in connection with the Extension Amendment), and the expected beneficial ownership of Elong Ordinary Shares as of immediately after the Business Combination, by:

●	each person who is known to be the beneficial owner of more than 5% of the TMT Ordinary Shares and each person who is expected to be the beneficial owner of more than 5% of the Elong Ordinary Shares;

●	each executive officer and director of TMT pre-Business Combination and each expected executive officer and director of New Elong post-Business Combination; and

●	all executive officers and directors of TMT pre-Business Combination, as a group, and all the expected executive officers and directors of New Elong post-Business Combination, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and convertible notes that are currently exercisable or exercisable within 60 days. The TMT Ordinary Shares issuable upon conversion of the TMT Rights are included in a holder’s beneficial ownership of Elong Ordinary Shares post-Business Combination, as they would be converted into Elong Ordinary Shares upon consummation of the Business Combination.

The beneficial ownership of TMT Ordinary Shares pre-Business Combination is based on 6,282,977 TMT Ordinary Shares issued and outstanding as of August 30, 2024 (including those shares held as a constituent part of TMT’s Units and after taking into account redemptions in connection with the Extension Amendment). The expected beneficial ownership of Elong Ordinary Shares assumes two scenarios:

●	assuming no redemptions: this presentation assumes that no Public Shareholders exercise their right to have their Public Shares converted into pro rata share of the trust account; and

●	assuming maximum redemptions: this presentation assumes that all Public Shareholders exercise redemption rights with respect to their Public Shares.

Based on the foregoing assumptions, TMT estimates that there would be 54,339,9615 Elong Ordinary Shares (including 48,562,178 Elong Class A Ordinary Shares and 5,777,437 Elong Class B Ordinary Shares) issued and outstanding immediately following the consummation of the Business Combination in the “no redemption” scenario, and 50,050,000 Elong Ordinary Shares (including 44,272,563 Elong Class A Ordinary Shares and 5,777,437 Elong Class B Ordinary Shares) issued and outstanding immediately following the consummation of the Business Combination in the “maximum redemption” scenario. Each Elong Class B Ordinary Share shall entitle the holder thereof to 50 votes on all matters subject to vote at general meetings of New Elong. The number of outstanding Elong Ordinary Shares in each scenario and the beneficial ownership information in the following table further assume that the Elong Warrants are exercised in full for Warrant Shares prior to the Closing. In addition, the number of outstanding Elong Ordinary Shares in each scenario and the beneficial ownership information in the following table do not take into account any issuance of Earnout Shares or any surrender of the Indemnification Shares. If the actual facts are different from the foregoing assumptions, ownership figures in New Elong and the columns under Post-Business Combination in the table that follows will be different.

Upon receipt of all necessary ODI Approvals, Elong contemplates issuing additional Elong Class A Ordinary Shares prior to the Closing, in addition to the Warrant Shares, which shares will dilute only the current Elong shareholders (i.e., the total number of Elong Ordinary Shares held by the Elong shareholders after the Business Combination will not change as a result of any such issuance).

Unless otherwise indicated and subject to applicable community property and similar laws, TMT believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

200

			New Elong After the Business Combination
	TMT Before the Business Combination		Assuming No Redemption			Assuming Maximum Redemption
Name and Address of Beneficial Owners	Number of Shares (All Classes) (#)	Pct. (%)	Number of Shares (All Classes) (#)	Pct. (%)	Vot. Pct. (%)	Number of Shares (All Classes) (#)	Pct. (%)	Vot. Pct. (%)
Executive Officers and Directors Prior to the Transactions(1):
Dajiang Guo	-	0.0%	-	0.0%	0.0%	-	0.0%	0.0%
Jichuan Yang	-	0.0%	-	0.0%	0.0%	-	0.0%	0.0%
James Burns	-	0.0%	-	0.0%	0.0%	-	0.0%	0.0%
Christopher Constable	-	0.0%	-	0.0%	0.0%	-	0.0%	0.0%
Kenan Gong	-	0.0%	-	0.0%	0.0%	-	0.0%	0.0%
All Directors and Executive Officers as a Group (6 Individuals)	-	0.0%	-	0.0%	0.0%	-	0.0%	0.0%
Executive Officers and Directors After the Transactions(2):
Xiaodan Liu(3)	-	0.0%	5,777,437	10.6%	85.6%	5,777,437	11.5%	86.7%
Jingdong Qu	-	0.0%	-	0.0%	0.0%	-	0.0%	0.0%
Luyi Wang	-	0.0%	-	0.0%	0.0%	-	0.0%	0.0%
Tung Kok Keow	-	0.0%	-	0.0%	0.0%	-	0.0%	0.0%
Lawrence Leighton	-	0.0%	-	0.0%	0.0%	-	0.0%	0.0%
David Chung-Hua Bolocan	-	0.0%	-	0.0%	0.0%	-	0.0%	0.0%
All Directors and Executive Officers as a Group (6 Individuals)	-	0.0%	5,777,437	10.6%	85.6%	5,777,437	11.5%	86.7%
Greater than 5% Holders:
2TM Holding LP(4)	1,717,000	26.7%	1,827,000	3.4%	*	1,827,000	3.7%	*
Karpus Investment Management(5)	789,722	12.3%	789,722	1.5%	*	-	0.0%	0.0%
Zibo Economic Development Zone Yingke Jinwutong Venture Capital Partnership(2)(6)	-	0.0%	8,028,939	14.8%	2.4%	8,028,939	16.0%	2.4%
Shenzhen Jinpenglong Transportation Technology Co., Ltd.(2)(7)	-	0.0%	6,700,530	12.3%	2.0%	6,700,530	13.4%	2.0%
Xingzheng Investment Management Co., Ltd.(2)(8)	-	0.0%	6,622,670	12.2%	2.0%	6,622,670	13.2%	2.0%
Xiamen Jiupaiyuanjiang Investment Partnership(2)(9)	-	0.0%	4,715,145	8.7%	1.4%	4,715,145	9.4%	1.4%
Pingtan Yingke Jiatai Venture Capital Partnership(2)(10)	-	0.0%	3,711,739	6.8%	1.1%	3,711,739	7.4%	1.1%

*	Less than 1%.

(1)	Unless otherwise noted, the business address of each of the executive officers and directors of TMT is 420 Lexington Ave, Suite 2446, New York, NY 10170.

(2)	Unless otherwise noted, the business address of each of the executive officers and directors of Elong, each of the holders of the Elong Warrants and the Supporting Shareholder is Gushan Standard Factory Building Project, Ganzhou New Energy Vehicle Technology City, located at West Gushan Road and North Xingguang Road, Ganzhou City, Jiangxi Province, 341000, PRC.

201

(3)	The beneficial ownership of Ms. Liu consists of 5,777,437 Elong Class B Ordinary Shares held by the Supporting Shareholder, GRACEDAN CO., LIMITED. At the Closing, the Supporting Shareholder will deposit 300,000 Elong Class B Ordinary Shares in escrow as security for the Supporting Shareholder’s indemnification obligations on behalf of Elong. After the Closing, Elong may issue up to an additional 9,000,000 Elong Class A Ordinary Shares to the Supporting Shareholder, to the extent the conditions to payment of the Earnout Shares are satisfied. Taking into account the Earnout Shares, Ms. Liu would control approximately 86.0% (assuming no redemptions) or 87.5% (assuming maximum redemptions) of the voting power of New Elong’s total issued and outstanding share capital. The Elong Ordinary Shares held by the Support Shareholder are subject to restrictions on transfer pursuant to the Lock-Up Agreement. The beneficial ownership of Ms. Liu does not reflect up to 2,100,000 Elong Ordinary Shares that may be transferred by the Supporting Shareholder to the PIPE Investors after the Closing. In order to induce the PIPE Investors to sign the subscription agreements, the Supporting Shareholder agreed to transfer additional shares to the PIPE Investors after the Closing, so that their effective purchase price per share would be equal to 85% of the then-current market price of the Elong Class A Ordinary Shares on the date the shares are registered for resale or eligible to be sold pursuant to Rule 144 (or on the first anniversary of the Closing, if earlier), but in any event not less than $2.50. Ms. Liu may be deemed to beneficially own the Elong Ordinary Shares held by the Supporting Shareholder by virtue of her control over the Supporting Shareholder. Ms. Liu disclaims beneficial ownership of the shares held by the Supporting Shareholder other than to the extent of his pecuniary interest in such shares.

(4)	The beneficial ownership of 2TM Holding LP, the Sponsor, prior to the Business Combination consists of (a) 1,347,000 Founder Shares and (b) 370,000 TMT Private Placement Shares held by the Sponsor. The beneficial ownership of the Sponsor after the Business Combination consists of (x) 1,347,000 Elong Class A Ordinary Shares issuable under the Business Combination Agreement in respect of the Founder Shares held by the Sponsor, (y) 370,000 Elong Class A Ordinary Shares issuable under the Business Combination Agreement in respect of the TMT Private Placement Shares held by the Sponsor and (z) 74,000 Elong Class A Ordinary Shares issuable under the Business Combination Agreement in respect of the TMT Private Rights held by the Sponsor. The Elong Ordinary Shares held by the Sponsor are subject to restrictions on transfer pursuant to the Lock-Up Agreement. Each of Dahe “Taylor” Zhang and Xiaozhen Li may be deemed to beneficially own shares held by the Sponsor by virtue of their control over 2TM Management LLC, the general partner of the Sponsor, as its managing members. Each of Mr. Zhang and Ms. Li disclaims beneficial ownership of the shares held by the Sponsor other than to the extent of his pecuniary interest in such shares. The business address of the Sponsor and each of Mr. Zhang and Ms. Li is 420 Lexington Ave, Suite 2446, New York, NY 10170.

(5)	The beneficial ownership of Karpus Investment Management prior to the Business Combination consists of 789,722 Public Shares. The beneficial ownership of Karpus Investment Management after the Business Combination consists of 789,722 Elong Class A Ordinary Shares (assuming no redemptions) or zero Elong Class A Ordinary Shares (assuming maximum redemptions). The foregoing information is based on the Schedule 13G filed by Karpus Investment Management on February 13, 2024. The address for Karpus Investment Management is 183 Sully’s Trail, Pittsford, New York 14534.

(6)	The beneficial ownership of Zibo Economic Development Zone Yingke Jinwutong Venture Capital Partnership consists of 8,028,939 Warrant Shares.

(7)	The beneficial ownership of Shenzhen Jinpenglong Transportation Technology Co., Ltd. consists of 6,700,530 Warrant Shares.

(8)	The beneficial ownership of Xingzheng Investment Management Co., Ltd. consists of 6,622,670 Warrant Shares.

(9)	The beneficial ownership of Xiamen Jiupaiyuanjiang Investment Partnership consists of 4,715,145 Warrant Shares.

(10)	The beneficial ownership of Pingtan Yingke Jiatai Venture Capital Partnership consists of 3,711,739 Warrant Shares.

202

DESCRIPTION OF SHARE CAPITAL OF NEW ELONG

The following description of the material terms of the share capital of New Elong following the closing of the Business Combination includes a summary of specified provisions of the second amended and restated memorandum and articles of association of New Elong (referred to as “New Elong’s M&A”) that will be in effect upon closing of the Business Combination. This description is qualified by reference to the New Elong’s M&A as will be in effect upon consummation of the Business Combination, substantially in the form attached to this proxy statement/prospectus as Annex C and incorporated in this proxy statement/prospectus by reference. In this section, the terms “New Elong,” “we,” “our” or “us” refer to Elong Power Holding Limited following the completion of the Business Combination, and all capitalized terms used in this section are as defined in New Elong’s M&A, unless elsewhere defined herein.

New Elong is a Cayman Islands exempted company and its affairs will be governed by the New Elong’s M&A upon the closing of the Business Combination, the Companies Act (Revised) of the Cayman Islands (referred to as the “Cayman Companies Act”), and the common law of the Cayman Islands.

Upon the completion of the Business Combination, the authorized share capital of New Elong will be US$50,000, divided into 5,000,000,000 shares of a par value of US$0.00001 each, comprising 4,000,000,000 class A ordinary shares of a par value of US$0.00001 each (referred to as the “Elong Class A Ordinary Shares”) and 1,000,000,000 class B ordinary shares of a par value of US$0.00001 each (referred to as the “Elong Class B Ordinary Shares”).

Immediately after the completion of the Business Combination, New Elong anticipates it will have 49,536,563 Elong Class A Ordinary Shares and 5,777,437 Elong Class B Ordinary Shares issued and outstanding (assuming no redemption), or 43,536,563 Elong Class A Ordinary Shares and 5,777,437 Elong Class B Ordinary Shares issued and outstanding (assuming maximum redemption). These amounts assume that the Elong Warrants are exercised in full for Warrant Shares prior to the Closing. In addition, these amounts do not take into account any issuance of Earnout Shares or any surrender of the Indemnification Shares. Furthermore, upon receipt of all necessary ODI Approvals, Elong contemplates issuing additional Elong Class A Ordinary Shares prior to the Closing, in addition to the Warrant Shares, which shares will dilute only the current Elong shareholders (i.e., the total number of Elong Ordinary Shares held by the Elong shareholders after the Business Combination will not change as a result of any such issuance). All of the Elong Ordinary Shares issued and outstanding have been, and all of the Elong Ordinary Shares to be issued pursuant to the Business Combination will be, issued as fully paid.

The following includes a summary of the material provisions of New Elong’s M&A after the completion of the Business Combination and of the Cayman Companies Act in so far as they relate to the material terms of the Elong Ordinary Shares. The following summary is not complete and is subject to, and is qualified in its entirety by reference to, the provisions of New Elong’s M&A attached as Annex C to this proxy statement/prospectus.

Ordinary Shares

General

All of our issued Ordinary Shares are fully paid and non-assessable. Certificates representing the ordinary shares are issued in registered form. Our shareholders who are non-residents of the Cayman Islands may freely hold and vote their ordinary shares.

Dividends

Subject to any rights and restrictions for the time being attached to any shares, the directors may from time to time declare dividends (including interim dividends) and other distributions on shares in issue and authorise payment of the same out of our funds lawfully available therefor. Subject to any rights and restrictions for the time being attached to any shares, we by ordinary resolution may declare dividends, but no dividend shall exceed the amount recommended by the directors.

Voting Rights

Holders of Class A Ordinary Shares and Class B Ordinary Shares shall at all times vote together as one class on all resolutions submitted to a vote by the Members. Each Class A Ordinary Share shall entitle the holder thereof to one (1) vote on all matters subject to vote at our general meetings, and each Class B Ordinary Share shall entitle the holder thereof to fifty (50) votes on all matters subject to vote at our general meetings. At any general meeting a resolution put to the vote of the meeting shall be decided by a poll. A poll shall be taken in such manner as the chairman of the meeting directs, and the result of the poll shall be deemed to be the resolution of the meeting.

203

An ordinary resolution to be passed by the shareholders requires the affirmative vote of a simple majority of votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy, or, in the case of corporations, by their duly authorised representatives, at a general meeting of Elong, or be approved in writing by all of the shareholders entitled to vote at a general meeting in one or more instruments each signed by one or more of the shareholders; while a special resolution requires the affirmative vote of not less than two-thirds of votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy, or, in the case of corporations, by their duly authorised representatives, at a general meeting of Elong of which notice specifying the intention to propose the resolution as a special resolution has been duly given, or approval in writing by all of the shareholders entitled to vote at a general meeting in one or more instruments each signed by one or more of the shareholders. A special resolution will be required for important matters such as a change of name or making amendments to the memorandum and articles of association of New Elong.

Directors’ Power to Issue Shares

Subject to the New Elong’s M&A and where applicable the rules of Nasdaq, all shares for the time being unissued shall be under the control of the directors who may, in their absolute discretion and without the approval of the shareholders, cause us to (1) issue, allot and dispose of shares (including, without limitation, preferred shares) (whether in certificated form or non-certificated form) to such persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine; (2) grant rights over shares or other securities to be issued in one or more classes or series as they deem necessary or appropriate and determine the designations, powers, preferences, privileges and other rights attaching to such shares or securities, including dividend rights, voting rights, conversion rights, terms of redemption and liquidation preferences, any or all of which may be greater than the powers, preferences, privileges and rights associated with the then issued and outstanding shares, at such times and on such other terms as they think proper; and (3) grant options with respect to shares and issue warrants or similar instruments with respect thereto.

Transfer of Shares

Subject to the restrictions contained in New Elong’s M&A, any of our shareholders may transfer all or any of his or her shares by an instrument of transfer in writing in the usual or common form or any other form approved by our board of directors.

The New Elong Board may decline to register any transfer of any shares unless:

●	the instrument of transfer is lodged with us, accompanied by the certificate for the shares to which it relates and such other evidence as our board of directors may reasonably require to show the right of the transferor to make the transfer;

●	the instrument of transfer is in respect of only one class of shares;

●	the instrument of transfer is properly stamped, if required;

●	in the case of a transfer to joint holders, the number of joint holders to whom the share is to be transferred does not exceed four; and

●	a fee of such maximum sum as the exchange may determine to be payable or such lesser sum as our directors may from time to time require is paid to us in respect thereof.

If our directors refuse to register a transfer of any shares, they shall, within three calendar months after the date on which the instrument of transfer was lodged with us, send to each of the transferor and the transferee notice of such refusal.

The registration of transfers may, on ten (10) calendar days’ notice being given by advertisement in such one or more newspapers, by electronic means or by any other means in accordance with the rules of Nasdaq, be suspended and the register of members closed at such times and for such periods as our board of directors may from time to time determine, provided, however, that the registration of transfers shall not be suspended nor the register of members closed for more than 30 calendar days in any calendar year.

204

Winding Up

If we shall be wound up the liquidator may, with the sanction of a special resolution of New Elong and any other sanction required by the Cayman Companies Act, divide amongst the shareholders in species or in kind the whole or any part of the assets of New Elong (whether they shall consist of property of the same kind or not) and may for that purpose value any assets and, subject to below paragraph, determine how the division shall be carried out as between the shareholders or different classes of shareholders.

If we shall be wound up, and the assets available for distribution amongst the shareholders shall be insufficient to repay the whole of the share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the shareholders in proportion to the par value of the shares held by them. If in a winding up the assets available for distribution amongst the shareholders shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst the shareholders in proportion to the par value of the shares held by them at the commencement of the winding up subject to a deduction from those shares in respect of which there are monies due, of all monies payable to New Elong for unpaid calls or otherwise.

Calls on Shares and Forfeiture of Shares

Our board of directors may from time to time make calls upon shareholders for any amounts unpaid on their Elong Ordinary Shares. The Elong Ordinary Shares that have been called upon and remain unpaid are subject to forfeiture.

Redemption of Shares

Subject to the provisions of the Cayman Companies Act and New Elong’s M&A, we may issue shares that are to be redeemed or are liable to be redeemed at the option of the shareholder or us. The redemption of shares shall be effected in such manner and upon such terms as may be determined, before the issue of such shares, by either our board of directors or by the shareholders by ordinary resolution. We may also make a payment in respect of the redemption or purchase of our own shares in any manner permitted by the Cayman Companies Act, including out of capital.

Variations of Rights of Shares

If at any time, our share capital is divided into different classes of shares, the rights attached to any class of shares may, subject to any rights or restrictions for the time being attached to any class, only be materially adversely varied with the consent in writing of the holders of at least two-thirds of the issued shares of that class or with the sanction of a special resolution passed at a separate meeting of the holders of the shares of that class. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, subject to any rights or restrictions for the time being attached to the shares of that class, be deemed to be materially adversely varied by, inter alia, the creation, allotment or issue of further shares ranking pari passu with or subsequent to them or the redemption or purchase of any shares of any class by us. The rights of the holders of shares shall not be deemed to be materially adversely varied by the creation or issue of shares with preferred or other rights including, without limitation, the creation of shares with enhanced or weighted voting rights.

In addition, without (A) the consent in writing of the holders of more than one-half of the issued Elong Class A Ordinary Shares and the holders of more than one-half of the issued Elong Class B Ordinary Shares, or (B) the sanction of an ordinary resolution passed at a separate meeting of the holders of the Elong Class A Ordinary Shares and of an ordinary resolution passed at a separate meeting of the holders of the Elong Class B Ordinary Shares, each voting separately, no dividend or other distribution payable in Elong shares or rights to acquire Elong shares, and no division or combination of Elong shares, shall be effected that changes the relative voting power of the holders of the Elong Class A Ordinary Shares, as a whole, compared to the holders of the Elong Class B Ordinary Shares, as a whole.

General Meetings of Shareholders

The chairman or the directors (acting by a resolution of the board of directors) may call general meetings, and they shall on a shareholders’ requisition forthwith proceed to convene an extraordinary general meeting of New Elong. At least seven (7) calendar days’ notice shall be given for any general meeting. One or more shareholders holding shares which carry in aggregate (or representing by proxy) not less than one-third (1/3) of all votes attaching to all shares in issue and entitled to vote at such general meeting, present at the meeting, shall be a quorum for all purposes.

Inspection of Books and Records

Holders of Elong Ordinary Shares will have no general right under Cayman Islands law to inspect or obtain copies of our list of shareholders or our corporate records (other than copies of our memorandum and articles of association and register of mortgages and charges, and any special resolutions passed by our shareholders). Under Cayman Islands law, the names of our current directors can be obtained from a search conducted at the Registrar of Companies in the Cayman Islands.

205

Changes in Capital

We may from time to time by ordinary resolution:

●	increase our share capital by new shares of such amount as we think expedient;

●	consolidate and divide all or any of our share capital into shares of a larger amount than our existing shares;

●	subdivide our shares, or any of them, into shares of an amount smaller than that fixed by the memorandum of association of New Elong, provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in case of the share from which the reduced share is derived; or

●	cancel any shares that at the date of the passing of the resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so canceled.

We may by special resolution reduce our share capital or any capital redemption reserve in any manner authorised by the Cayman Companies Act.

Anti-Takeover Provisions

Some provisions of New Elong’s M&A may discourage, delay or prevent a change of control of us or management that shareholders may consider favorable, including provisions that:

●	establish a dual class structure comprised of Elong Class A Ordinary Shares and Elong Class B Ordinary Shares and entitle the holder of each Elong Class B Ordinary Share to fifty (50) votes on all matters subject to vote at our general meetings;

●	authorize our board of directors to issue preferred shares in one or more series and to designate the price, rights, preferences, privileges and restrictions of such preferred shares without the approval of our shareholders; and

●	limit the ability of shareholders to requisition and convene general meetings of shareholders.

However, under Cayman Islands law, our directors may only exercise the rights and powers granted to them under New Elong’s M&A for a proper purpose and for what they believe in good faith to be in the best interests of us.

Exclusive Forum

New Elong’s M&A provides that, unless New Elong consents in writing to the selection of an alternative forum, the United States District Court for the Southern District of New York (or, if the United States District Court for the Southern District of New York lacks subject matter jurisdiction over a particular dispute, the state courts in New York County, New York) shall be the exclusive forum within the United States for the resolution of any complaint asserting a cause of action arising out of or relating in any way to the federal securities laws of the United States, regardless of whether such legal suit, action, or proceeding also involves parties other than New Elong.

Notwithstanding the foregoing, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. In addition, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. To the extent the exclusive forum provision restricts the courts in which New Elong’s shareholders may bring claims arising under the Securities Act and the Exchange Act and the rules and regulations thereunder, there is uncertainty as to whether a court would enforce such provision. Investors cannot waive compliance with the federal securities laws and the rules and regulations promulgated thereunder.

This exclusive forum provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with under the federal securities laws, which may discourage lawsuits with respect to such claims. By requiring a shareholder to bring such a claim in the United States District Court for the Southern District of New York (or, if the United States District Court for the Southern District of New York lacks subject matter jurisdiction over a particular dispute, the state courts in New York County, New York), the exclusive forum provision also may increase the costs to a shareholder of bringing such a claim.

Mergers and Similar Arrangements

The Companies Act permits mergers and consolidations between Cayman Islands companies and between Cayman Islands companies and non-Cayman Islands companies. For these purposes, (i) “merger” means the merging of two or more constituent companies and the vesting of their undertaking, property and liabilities in one of such companies as the surviving company, and (ii) a “consolidation” means the combination of two or more constituent companies into a consolidated company and the vesting of the undertaking, property and liabilities of such companies to the consolidated company. In order to effect such a merger or consolidation, the directors of each constituent company must approve a written plan of merger or consolidation, which must then be authorized by (a) a special resolution of the shareholders of each constituent company, and (b) such other authorization, if any, as may be specified in such constituent company’s articles of association. The written plan of merger or consolidation must be filed with the Registrar of Companies of the Cayman Islands together with a declaration as to the solvency of the consolidated or surviving company, a list of the assets and liabilities of each constituent company and an undertaking that a copy of the certificate of merger or consolidation will be given to the members and creditors of each constituent company and that notification of the merger or consolidation will be published in the Cayman Islands Gazette. Court approval is not required for a merger or consolidation which is effected in compliance with these statutory procedures.

A merger between a Cayman parent company and its Cayman subsidiary or subsidiaries does not require authorization by a resolution of shareholders of that Cayman subsidiary if a copy of the plan of merger is given to every member of that Cayman subsidiary to be merged unless that member agrees otherwise. For this purpose a company is a “parent” of a subsidiary if it holds issued shares that together represent at least ninety percent (90.0%) of the votes at a general meeting of the subsidiary.

The consent of each holder of a fixed or floating security interest over a constituent company is required unless this requirement is waived by a court in the Cayman Islands.

Save in certain limited circumstances, a shareholder of a Cayman constituent company who dissents from the merger or consolidation is entitled to payment of the fair value of his shares (which, if not agreed between the parties, will be determined by the Cayman Islands court) upon dissenting to the merger or consolidation, provided that the dissenting shareholder complies strictly with the procedures set out in the Companies Act. The exercise of dissenter rights will preclude the exercise by the dissenting shareholder of any other rights to which he or she might otherwise be entitled by virtue of holding shares, save for the right to seek relief on the grounds that the merger or consolidation is void or unlawful.

206

Separate from the statutory provisions relating to mergers and consolidations, the Companies Act also contains statutory provisions that facilitate the reconstruction and amalgamation of companies by way of schemes of arrangement, provided that the arrangement is approved by (i) 75% in value of the members or class of members or (ii) a majority in number representing 75% in value of the creditors or class of creditors, in each case depending on the circumstances, as are present at a meeting called for such purpose and thereafter sanctioned by the Grand Court of the Cayman Islands. While a dissenting shareholder has the right to express to the court the view that the transaction ought not to be approved, the court can be expected to approve the arrangement if it determines that:

●	the statutory provisions as to the required majority vote have been met;

●	the shareholders have been fairly represented at the meeting in question and the statutory majority are acting bona fide without coercion of the minority to promote interests adverse to those of the class;

●	the arrangement is such that may be reasonably approved by an intelligent and honest man of that class acting in respect of his interest; and

●	the arrangement is not one that would more properly be sanctioned under some other provision of the Companies Act.

The Companies Act also contains a statutory power of compulsory acquisition which may facilitate the “squeeze out” of dissentient minority shareholders upon a tender offer. When a tender offer is made and accepted by holders of 90.0% of the shares affected within four months, the offeror may, within a two-month period commencing on the expiration of such four month period, require the holders of the remaining shares to transfer such shares to the offeror on the terms of the offer. An objection can be made to the Grand Court of the Cayman Islands but this is unlikely to succeed in the case of an offer which has been so approved unless there is evidence of fraud, bad faith or collusion.

If an arrangement and reconstruction by way of scheme of arrangement is thus approved and sanctioned, or if a tender offer is made and accepted, in accordance with the foregoing statutory procedures, a dissenting shareholder would have no rights comparable to appraisal rights, which would otherwise ordinarily be available to dissenting shareholders of Delaware corporations, providing rights to receive payment in cash for the judicially determined value of the shares.

Special Considerations for Exempted Companies

New Elong is an exempted company incorporated with limited liability under the Cayman Companies Act. The Cayman Companies Act distinguishes between ordinary resident companies and exempted companies. Any company that is registered in the Cayman Islands but conducts business mainly outside of the Cayman Islands may apply to be registered as an exempted company. The requirements for an exempted company are essentially the same as for an ordinary company except that an exempted company:

●	does not have to file an annual return of its shareholders with the Registrar of Companies;

●	is not required to open its register of members for inspection;

●	does not have to hold an annual general meeting;

●	may issue shares with no par value;

●	may obtain an undertaking against the imposition of any future taxation (such undertakings are usually given for 20 years in the first instance);

●	may register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands;

●	may register as a limited duration company; and

●	may register as a segregated portfolio company.

“Limited liability” means that the liability of each shareholder is limited to the amount unpaid by the shareholder on the shares of the company (except in exceptional circumstances, such as involving fraud, the establishment of an agency relationship or an illegal or improper purpose or other circumstances in which a court may be prepared to pierce or lift the corporate veil).

207

Rights of Non-Resident or Foreign Shareholders

There are no limitations imposed by New Elong’s M&A on the rights of non-resident or foreign shareholders to hold or exercise voting rights on our shares. In addition, there are no provisions in New Elong’s M&A governing the ownership threshold above which shareholder ownership must be disclosed.

Enforceability of Civil Liability under Cayman Islands Law

We have been advised by Harney Westwood & Riegels that although there is no statutory enforcement in the Cayman Islands of judgments obtained in the federal or state courts of the United States (and the Cayman Islands are not a party to any treaties for the reciprocal enforcement or recognition of such judgments), the Cayman Islands Grand Court will at common law enforce final and conclusive in personam judgments of state and/or federal courts of the United States of America, or the Foreign Court, of a debt or definite sum of money against New Elong (other than a sum of money payable in respect of taxes or other charges of a like nature, a fine or other penalty (which may include a multiple damages judgment in an anti-trust action) or where enforcement would be contrary to public policy). The Grand Court of the Cayman Islands will also at common law enforce final and conclusive in personam judgments of the Foreign Court that are non-monetary against New Elong, for example, declaratory judgments ruling upon the true legal owner of shares in a Cayman Islands company. The Grand Court will exercise its discretion in the enforcement of non-money judgments by having regard to the circumstances, such as considering whether the principles of comity apply. To be treated as final and conclusive, any relevant judgment must be regarded as res judicata by the Foreign Court. A debt claim on a foreign judgment must be brought within six years of the date of the judgment, and arrears of interest on a judgment debt cannot be recovered after six years from the date on which the interest was due. The Cayman Islands courts are unlikely to enforce a judgment obtained from the Foreign Court under civil liability provisions of U.S. federal securities law if such a judgment is found by the courts of the Cayman Islands to give rise to obligations to make payments that are penal or punitive in nature. Such a determination has not yet been made by the Grand Court of the Cayman Islands. A Cayman Islands court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere. A judgment entered in default of appearance by a defendant who has had notice of the Foreign Court’s intention to proceed may be final and conclusive notwithstanding that the Foreign Court has power to set aside its own judgment and despite the fact that it may be subject to an appeal the time-limit for which has not yet expired. The Grand Court may safeguard the defendant’s rights by granting a stay of execution pending any such appeal and may also grant interim injunctive relief as appropriate for the purpose of enforcement.

208

COMPARISON OF SHAREHOLDERS’ RIGHTS

The rights of the shareholders of New Elong and the relative powers of the New Elong Board will be governed by the laws of the Cayman Islands and the New Elong’s M&A. As a result of the Business Combination, securities held by the shareholders of TMT will be canceled and automatically converted into the right to receive Elong Class A Ordinary Shares. Each Elong Class A Ordinary Shares will be issued in accordance with, and subject to the rights and obligations of, New Elong’s M&A which will be effective upon the consummation of the Business Combination, in substantially the form attached hereto as Annex C.

Many of the principal attributes of TMT Ordinary Shares and Elong Class A Ordinary Shares will be similar. However, there are material differences between TMT’s M&A and New Elong’s M&A, as such will be in effect from and after the consummation of the Business Combination.

The following is a summary comparison of the material differences between the rights of shareholders under TMT’s M&A and New Elong’s M&A, as such will be in effect from and after the consummation of the Business Combination. The discussion in this section does not include a description of rights or obligations under the United States federal securities laws or Nasdaq listing requirements or New Elong or TMT’s governance or other policies.

The statements in this section are qualified in their entirety by reference to, and are subject to, the detailed provisions of the Cayman Companies Act, TMT’s M&A, and New Elong’s M&A as it will be in effect from and after the consummation of the Business Combination. TMT’s M&A is filed as an exhibit to the registration statement of which this proxy statement/prospectus forms a part. You are also urged to carefully read the relevant provisions of the Cayman Companies Act for a more complete understanding of the differences between being a shareholder of New Elong and a shareholder of TMT.

	TMT’s M&A	New Elong’s M&A
Share Capital	The authorised share capital of the TMT is US$15,100 divided into 1,000,000 Preference Shares of par value US$0.0001 each and 150,000,000 Ordinary Shares of par value US$0.0001 each.	The authorised share capital of New Elong is USD50,000 divided into 5,000,000,000 shares of a par value of US$0.00001 each, comprising 4,000,000,000 class A ordinary shares of a par value of US$0.00001 each and 1,000,000,000 class B ordinary shares of a par value of US$0.00001 each.

Classes of Ordinary Shares	There is one class of ordinary shares. Every shareholder of TMT has one vote for each share he holds, unless any share carries special voting rights.

New Elong’s M&A provides for a dual class structure, comprised of Elong Class A Ordinary Shares and Elong Class B Ordinary Shares. The classes are substantially identical, except for the voting and conversion rights.

Holders of Class A Ordinary Shares and Class B Ordinary Shares shall at all times vote together as one class on all resolutions submitted to a vote by the shareholders of New Elong. Each Class A Ordinary Share shall entitle the holder thereof to one (1) vote on all matters subject to vote at general meetings of New Elong, and each Class B Ordinary Share shall entitle the holder thereof to fifty (50) votes on all matters subject to vote at general meetings of New Elong. In no event shall Class A Ordinary Shares be convertible into Class B Ordinary Shares.

Each Class B Ordinary Share is convertible into one (1) Class A Ordinary Share at any time at the option of the holder thereof.

209

	TMT’s M&A	New Elong’s M&A
Shareholder Meetings; Quorum

All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it. To the extent required by the rules and regulations of the designated stock exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law) be obliged to, in each year hold any other general meeting.

Annual general meetings shall be held in New York, USA or in such other places as the directors may determine.

At least five (5) clear days’ notice shall be given of any general meeting, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of TMT’s M&A regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

●     in the case of an annual general meeting, by all of the shareholders entitled to attend and vote thereat; and

●    in the case of an extraordinary general meeting, by a majority in number of the shareholders having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the shares giving that right.

Every notice shall specify, among other things, the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company.

One or more shareholders who together hold not less than one-third of the shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum; provided that a quorum in connection with any meeting that is convened to vote on a business combination or any meeting convened with regards to an amendment described in article 37.9 of TMT’s M&A shall be a majority of the shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy.

All general meetings other than annual general meetings shall be called extraordinary general meetings.

New Elong may (but shall not be obliged to) in each calendar year hold a general meeting as its annual general meeting and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as may be determined by the directors. At these meetings the report of the directors (if any) shall be presented.

At least seven (7) calendar days’ notice shall be given for any general meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify the place, the day and the hour of the meeting and the general nature of the business and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by New Elong, provided that a general meeting of New Elong shall, whether or not the notice specified in the New Elong’s M&A has been given and whether or not the provisions of the New Elong’s M&A regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

●    in the case of an annual general meeting, by all the shareholders (or their proxies) entitled to attend and vote thereat; and

●    in the case of an extraordinary general meeting, by holders of two-thirds (2/3) of the shareholders having a right to attend and vote at the meeting, present at the meeting or, in the case of a corporation or other non-natural person, represented by its duly authorised representative or proxy.

One or more shareholders holding shares which carry in aggregate (or representing by proxy) not less than one-third (1/3) of all votes attaching to all shares in issue and entitled to vote at such general meeting, present at the meeting, shall be a quorum for all purposes.

210

	TMT’s M&A	New Elong’s M&A
Shareholder Written Resolutions Without Meeting	Written resolution of shareholders shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held, if (i) all Members entitled so to vote are given notice of the resolution as if the same were being proposed at a meeting of Members, (ii) written resolution is signed by all shareholders entitled so to vote; and (iii) the signed document is delivered to TMT, including, if TMT so nominates, by delivery of an electronic record by electronic means to the address specified for that purpose.	A resolution in writing signed by all the shareholders for the time being entitled to receive notice of and to attend and vote at general meetings of New Elong (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of New Elong duly convened and held.

Inspection of Books and Records	Shareholders generally do not have any rights to inspect any account or book or document of TMT except as conferred by the Cayman Companies Act or authorized by the directors or by way of an ordinary resolution.	The directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of New Elong or any of them shall be open to the inspection of shareholders not being directors, and no shareholder (not being a director) shall have any right to inspect any account or book or document of New Elong except as conferred by law or authorised by the directors or by ordinary resolution.

Removal of Directors	After an initial business combination, TMT may by ordinary resolution remove any director.	A director may be removed from office by ordinary resolution (except (A) when Ms. Xiaodan Liu beneficially owns less than one-half (1/2) of the total voting rights of New Elong, a director may only be removed from office by special resolution and (B) with regard to the removal of a director who is the chairman, who may be removed from office by special resolution), notwithstanding anything in the New Elong’s M&A or in any agreement between New Elong and such director (but without prejudice to any claim for damages under such agreement).

Appointment of Directors	After the closing of a business combination, TMT may by ordinary resolution appoint any person to be a director. The directors shall have power at any time to appoint any person who is willing to act as a director, either to fill a vacancy or as an additional director. All directors shall hold office for a term of two years from appointment and shall hold office until the expiration of their respective terms of office, or until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation or removal.

New Elong may by ordinary resolution appoint any person to be a director.

The board may, by the affirmative vote of a simple majority of the remaining directors present and voting at a board meeting, appoint any person as a director, to fill a casual vacancy on the board.

Classified or Staggered Boards	TMT’s M&A does not provide for a classified Board of Directors.	New Elong’s M&A does not provide for a classified board of directors.

Exclusive Forum	TMT’s M&A does not include an exclusive forum provision.	New Elong’s M&A provides that, unless New Elong consents in writing to the selection of an alternative forum, the United States District Court for the Southern District of New York (or, if the United States District Court for the Southern District of New York lacks subject matter jurisdiction over a particular dispute, the state courts in New York County, New York) shall be the exclusive forum within the United States for the resolution of any complaint asserting a cause of action arising out of or relating in any way to the federal securities laws of the United States, regardless of whether such legal suit, action, or proceeding also involves parties other than New Elong.

211

APPRAISAL RIGHTS

Holders of record of TMT Ordinary Shares may have appraisal rights in connection with the Merger under the Cayman Companies Act. For more information, see “Extraordinary General Meeting of TMT Shareholders — Appraisal or Dissenters’ Rights.”

HOUSEHOLDING INFORMATION

Under the rules of the SEC, unless it has received a contrary instruction, TMT (and the services TMT employs to deliver communications to its shareholders) may send a single copy of this proxy statement/prospectus and any other proxy statement/prospectus or annual report delivered to TMT shareholders to two or more shareholders sharing the same address, if TMT believes that the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce TMT’s expenses.

Upon request, TMT will deliver a separate copy of this proxy statement/prospectus and/or any annual report or proxy statement/prospectus to any shareholder at a shared address to which a single copy of such document was delivered. Shareholders receiving multiple copies of such documents may likewise request that TMT deliver single copies of such documents in the future. Shareholders may notify TMT of their requests by calling (347) 627-0058 or writing to TMT at its principal executive offices at TMT Acquisition Corp, Attn: Taylor Zhang, 420 Lexington Ave Suite 2446, New York, NY 10170.

Following the Business Combination, New Elong shareholders should send any such requests in writing to Gushan Standard Factory Building Project, Ganzhou New Energy Vehicle Technology City, located at West Gushan Road and North Xingguang Road, Ganzhou City, Jiangxi Province, 341000, PRC.

TRANSFER AGENT AND REGISTRAR

The transfer agent for shares of Elong Ordinary Shares upon closing of the Business Combination will be Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004.

SUBMISSION OF PROPOSALS

The TMT Board is aware of no matters other than the Business Combination Proposal, the Merger and Charter Proposal, the Nasdaq Proposal, the Non-Binding Governance Proposals and the Adjournment Proposal that may be brought before the extraordinary general meeting. However, if any other matter should properly come before the extraordinary general meeting, the persons named in the enclosed proxies will vote such proxies in accordance with their judgment on any such matters. Under Cayman Islands law, only the business that is specified in the notice of meeting to shareholders for the extraordinary general meeting may be transacted at the extraordinary general meeting.

FUTURE PROPOSALS

Assuming the Business Combination is completed, TMT currently does not expect to hold its 2024 annual meeting of shareholders. If the Business Combination is consummated, you will be entitled to attend and participate in New Elong’s annual meetings of shareholders. If New Elong holds a 2024 annual meeting of shareholders, it will provide notice of or otherwise publicly disclose the date on which the 2024 annual meeting will be held.

WHERE YOU CAN FIND MORE INFORMATION

Elong has filed a registration statement on Form F-4 to register the issuance of securities described elsewhere in this proxy statement/prospectus. This proxy statement/prospectus is a part of that registration statement.

TMT files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on TMT at the SEC website containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement/prospectus or any annex to this proxy statement/prospectus are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to the registration statement of which this proxy statement/prospectus forms a part.

212

If you would like additional copies of this proxy statement/prospectus or if you have questions about the Business Combination, you should contact TMT or Laurel Hill Advisory Group, LLC, its proxy solicitor, at the information below.

TMT Acquisition Corp.
Attn.: Taylor Zhang
420 Lexington Ave Suite 2446
New York, NY 10170
Tel.: (347) 627-0058

or

Laurel Hill Advisory Group, LLC

Call Toll Free: (855) 414-2266
Banks and Brokers Call Collect: (516) 933-3100
Email: info@laurelhill.com

To obtain timely delivery of the documents, you must request them no later than five (5) business days before the date of the extraordinary general meeting, or no later than October 22, 2024.

All information contained in this proxy statement/prospectus relating to TMT has been supplied by TMT, and all information relating to Elong has been supplied by Elong. Information provided by one another does not constitute any representation, estimate or projection of the other.

LEGAL MATTERS

The legality of the Elong Ordinary Shares offered by this proxy statement/prospectus and certain other Cayman Islands legal matters will be passed upon for Elong by Harney Westwood & Riegels. Graubard Miller has represented Elong in connection with the Business Combination. The Crone Law Group P.C. has represented TMT in connection with the Business Combination. Ogier has represented TMT on matters of Cayman Islands law.

EXPERTS

The consolidated financial statements of TMT Acquisition Corp as of December 31, 2023 and 2022 and for the years then ended, included in this proxy statement/prospectus have been audited by UHY LLP, an independent registered public accounting firm, as set forth in their report appearing elsewhere herein (which contains an explanatory paragraph relating to TMT Acquisition Corp’s ability to continue as a going concern), and included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Elong Power Holding Limited as of December 31, 2023 and 2022 and for the years then ended, included in this proxy statement/prospectus have been audited by UHY LLP, independent registered public accounting firm, as set forth in their report appearing elsewhere herein (which contains an explanatory paragraph relating to Elong Power Holding Limited’s ability to continue as a going concern), and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

SHAREHOLDER COMMUNICATIONS

TMT shareholders and interested parties may communicate with the TMT Board, any committee chairperson or the non-management directors as a group by writing to TMT Acquisition Corp, Attn: Taylor Zhang, 420 Lexington Ave Suite 2446, New York, NY 10170.

Following the Business Combination, such communications should be sent in care of Elong Power Holding Limited, Gushan Standard Factory Building Project, Ganzhou New Energy Vehicle Technology City, located at West Gushan Road and North Xingguang Road, Ganzhou City, Jiangxi Province, 341000, PRC. Each communication will be forwarded, depending on the subject matter, to the Board of Directors, the appropriate committee chairperson or all non-management directors.

213

INDEX TO FINANCIAL STATEMENTS

ELONG POWER HOLDING LIMITED AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

TMT ACQUISITION CORP

INTERIM FINANCIAL STATEMENTS

Condensed Consolidated Balance Sheets as of June 30, 2024 (unaudited) and December 31, 2023	FS-48
Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2024 and June 30, 2023 (unaudited)	FS-49
Condensed Consolidated Statements of Changes in Shareholders’ Equity/(Deficit) for the three and six months ended June 30, 2024, and June 30, 2023 (unaudited)	FS-50
Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2024, and June 30, 2023 (unaudited)	FS-51
Notes to Condensed Consolidated Interim Financial Statements	FS-52

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

FS-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of Elong Power Holding Limited and Subsidiaries

Opinion on the consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Elong Power Holding Limited and its subsidiaries (the “Company”) as of December 31, 2023 and 2022, and the related consolidated statements of operations, comprehensive loss, changes in shareholders’ equity (deficit), and cash flows for each of the years in the two-year period ended December 31, 2023, and the related notes (collectively, referred to as the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations, has negative working capital, and has significant accumulated deficit. This raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ UHY LLP

We have served as the Company’s auditor since 2023.

New York, New York

May 24, 2024

FS-2

ELONG POWER HOLDING LIMITED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31,
	2023	2022

ASSETS
CURRENT ASSETS
Cash & Cash Equivalents	$756	$918,359
Restricted Cash	307,826	247,195
Notes receivable	15,493	2,208,449
Accounts receivable (net of allowance of $1,263,808 and $1,198,665 as of December 31, 2023 and 2022, respectively)	1,203,375	1,467,485
Inventories, net	2,813,699	3,819,694
Amounts due from related parties	249	36,972
Prepaid expenses and other current assets	1,114,474	1,388,022
Deferred offering costs	231,316	-
TOTAL CURRENT ASSETS	5,687,188	10,086,176

Long term accounts receivable (net of allowance of $770,088 and $673,885 as of December 31, 2023 and 2022, respectively)	1,823,187	2,504,988
Property, plant and equipment, net	13,160,396	14,325,080
Operating lease right-of-use assets	16,607,520	17,464,412
Finance lease right-of-use assets	126,201	166,164
Other non-current assets	98,593	-
TOTAL ASSETS	$37,503,085	$44,546,820

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ (DEFICIT) EQUITY
CURRENT LIABILITIES
Short term loans- unrelated parties	$1,143,565	$2,305,283
Short term loans-related parties	563,388	-
Current portion of long-term loan payable	492,965	-
Accounts payable	1,785,305	3,158,373
Amounts due to related parties	160,438	46,650
Contract liabilities	3,893,986	5,632,870
Accrued expenses and other current liabilities	3,190,837	3,591,626
Product warranty provision-current	2,008,484	2,281,360
Operating lease liabilities-current	1,578,006	-
Finance lease liability-current	155,842	24,610
TOTAL CURRENT LIABILITIES	14,972,816	17,040,772

Long-term loan payable	246,482	-
Product warranty provision-non current	916,586	1,156,800
Operating lease liabilities-non current	20,388,865	21,366,768
Finance lease liabilities-non current	-	160,422
TOTAL LIABILITIES	36,524,749	39,724,762

COMMITMENTS AND CONTINGENCIES
MEZZANINE EQUITY	-	9,742,132
STOCKHOLDERS’ EQUITY (DEFICIT)
Class A ordinary shares, $0.00001 par value, 4,000,000,000 shares authorized, 6,845,290 share issued and outstanding as of December 31, 2023 and 2022, respectively*	68	68
Class B ordinary shares, $0.00001 par value, 1,000,000,000 shares authorized,16,538,142 share issued and outstanding as of December 31, 2023 and 2022, respectively*	165	165
Additional paid in capital*	38,502,737	24,550,821
Statutory reserve	708,470	708,470
Accumulated deficit	(38,790,191)	(30,814,044)
Accumulated other comprehensive income	557,087	634,446
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	978,336	(4,920,074)
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)	$37,503,085	$44,546,820

*	Par value of ordinary shares, additional paid-in capital and share data have been retrospectively restated to give effect to the reorganization that is discussed in Note 1.

The accompanying notes are an integral part of these consolidated financial statements.

FS-3

ELONG POWER HOLDING LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR YEARS ENDED DECEMBER 31, 2023 AND 2022

	For the Years Ended December 31,
	2023	2022

Revenues	$3,162,739	$6,815,548
Cost of revenue	(3,563,832)	(5,671,430)
Cost of revenue – idle capacity	(3,512,954)	(3,996,300)
GROSS LOSS	(3,914,047)	(2,852,182)

OPERATING EXPENSES
Selling expenses	(260,287)	(503,614)
General and administrative expenses	(3,197,349)	(2,740,049)
Reversal from (provision for) doubtful accounts and credit losses	301,002	(1,211,221)
Research and development expenses	(873,968)	(903,996)
Total operating expenses	(4,030,602)	(5,358,880)

LOSS FROM OPERATIONS	(7,944,649)	(8,211,062)

OTHER (EXPENSES) INCOME

Interest income	18,656	20,103
Interest expense	(101,130)	(526,999)
Government grant	124,685	375,995
Other income (expenses)	456,437	(1,424,201)
TOTAL OTHER INCOME (EXPENSES), NET	498,648	(1,555,102)

LOSS BEFORE INCOME TAX EXPENSE	(7,446,001)	(9,766,164)

INCOME TAX EXPENSE	-	(2,208)

NET LOSS	$(7,446,001)	$(9,768,372)

LOSS PER SHARE FOR BOTH CLASS A AND B ORDINARY SHARES*
Basic	$(0.32)	$(0.42)
Diluted	$(0.32)	$(0.42)

WEIGHTED AVERAGE SHARES OUTSTANDING USED IN CALCULATING BASIC AND DILUTED LOSS PER SHARE*
Class A Ordinary Shares	6,845,290	6,845,290
Class B Ordinary Shares	16,538,142	16,538,142

*	Par value of ordinary shares, and share data have been retrospectively restated to give effect to the reorganization that is discussed in Note 1.

The accompanying notes are an integral part of these consolidated financial statements.

FS-4

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

FOR YEARS ENDED DECEMBER 31, 2023 AND 2022

	For the Years Ended December 31,
	2023	2022
NET LOSS	$(7,446,001)	$(9,768,372)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	(77,359)	470,632
COMPREHENSIVE LOSS	$(7,523,360)	$(9,297,740)

FS-5

ELONG POWER HOLDING LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

FOR YEARS ENDED DECEMBER 31, 2023 AND 2022

	Class A Common Stock		Class B Common Stock		Additional paid-in	Statutory	Accumulated	Accumulated other comprehensive	Total
	Shares*	Amount	Shares*	Amount	capital*	reserve	deficit	income	equity
Balance at January 1, 2022	6,845,290	$68	$16,538,142	$165	$23,154,266	$708,470	$(21,045,672)	$163,814	$2,981,111
Net loss	-	-	-	-	-	-	(9,768,372)	-	(9,768,372)
Capital contribution	-	-	-	-	1,396,555	-	-	-	1,396,555
Foreign currency translation adjustment	-	-	-	-	-	-	-	470,632	470,632

Balance at December 31, 2022	6,845,290	$68	$16,538,142	$165	$24,550,821	$708,470	$(30,814,044)	$634,446	$(4,920,074)
Impact from adoption of ASU2016-13							(530,146)		(530,146)
Net loss	-	-	-	-	-	-	(7,446,001)	-	(7,446,001)
Reclassification of mezzanine equity to permanent equity	-	-	-	-	13,951,916	-	-	-	13,951,916
Foreign currency translation adjustment	-	-	-	-	-	-	-	(77,359)	(77,359)

Balance at December 31, 2023	6,845,290	$68	$16,538,142	$165	$38,502,737	$708,470	$(38,790,191)	$557,087	$978,336

*	Par value of ordinary shares, additional paid-in capital and share data have been retrospectively restated to give effect to the reorganization that is discussed in Note 1.

The accompanying notes are an integral part of these consolidated financial statements.

FS-6

ELONG POWER HOLDING LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR YEARS ENDED DECEMBER 31, 2023 AND 2022

	For the Years Ended December 31,
	2023	2022

Cash flows from operating activities
Net loss	$(7,446,001)	$(9,768,372)
Adjustments to reconcile net loss to cash used in operating activities
(Reversal from) provision for doubtful accounts and credit losses	(301,002)	1,211,221
Provision of obsolete inventory	184,713	323,802
Depreciation and amortization expense	1,385,840	1,998,487
Amortization of operating and finance right-of-use assets	1,607,292	1,944,270
Loss on disposals of property, plant and equipment	-	388,907
Provision for warranty liability	42,176	256,433
Changes in operating assets and liabilities:
Notes receivable	596,254	(1,680,520)
Accounts receivable	531,003	112,596
Inventories	1,261,751	2,702,757
Amounts due from related parties	-	(14,646)
Prepaid expenses and other current assets	234,542	1,133,867
Deferred closing costs	(231,931)	-
Long term accounts receivable	604,712	969,060
Accounts and notes payable	(1,286,310)	(4,250,450)
Amounts due to related parties	115,330	(1,557)
Contract liabilities	(1,582,264)	4,359,556
Accrued expenses and other current liabilities	16,892	(541,582)
Product warranty liability	(1,327,270)	(3,564,562)
Operating lease liability	-	(181,321)
Other non-current assets	(98,855)	-

Net cash used in operating activities	(5,693,128)	(4,602,054)

Cash flows from investing activities
Purchase of property, plant and equipment	(548,931)	(1,153,874)
Proceeds from sales of property, plant and equipment	-	83,254
Net cash used in investing activities	(548,931)	(1,070,620)

Cash flows from financing activities
Proceeds from bank borrowings	-	742,969
Repayments of bank borrowings	(706,108)	(5,052,192)
Proceeds from factoring loan related to notes receivable	-	1,619,673
Proceeds from capital contribution	4,236,649	1,396,555
Proceeds from issuance of mezzanine equity	-	9,742,132
Proceeds from borrowings from related parties	564,887	-
Repayment of borrowings to related parties	-	(28,233)
Proceeds from borrowings from third parties	2,010,327	237,230
Repayments of borrowings to third parties	(475,632)	(4,442,437)
Proceed from loan payable with pledged assets	985,929	-
Repayment of loan payable with pledged assets	(246,482)	-
Net cash provided by financing activities	6,369,570	4,215,697

Effect of changes of foreign exchange rates on cash	(984,483)	1,271,352
Net decrease in cash	(856,972)	(185,625)
Cash and cash equivalents and restricted cash, beginning of year	1,165,554	1,351,179
Cash and cash equivalents and restricted cash, end of year	$308,582	$1,165,554
Supplemental disclosures of cash flow information
Cash paid for interest	$60,492	$453,211
Income taxes paid	$2,155	$-
Non-cash investing and financing activities
Payable for purchase of property, plant and equipment	$315,933	$735,488
Lease liabilities arising from obtaining right-of-use assets	$-	$1,220,971
Other income due to debt forgiven by a third party	$375,701	$-
Reclassification of mezzanine equity to permanent equity	$9,715,267	$-

The accompanying notes are an integral part of these consolidated financial statements.

FS-7

ELONG POWER HOLDING LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

1. ORGANIZATION

(a) Principal activities

Elong Power Holding Limited (“Elong Power”) was incorporated under the laws of the Cayman Islands on August 18, 2023. Elong Power, through its subsidiaries (collectively “the Company”) noted below, specializes in the R&D, production and market application of high-power and large-capacity energy storage systems. The Company’s lower-cost, high power and fast-charging batteries are designed specifically for commercial vehicles, as well as specialty vehicles which require large-capacity energy storage systems.

(b) History of the Company and Reorganization

Prior to the incorporation of the Company, Huizhou City Yipeng Energy Technology Co., Ltd. (“Yipeng”) was incorporated under the laws of People’s Republic of China (“PRC”) on January 26, 2014. On May 28, 2018, and September 29, 2022, Huizhou Yipeng established Ganzhou Yipeng Energy & Technology Co., Ltd. (“Ganzhou Yipeng”) and Zibo Yipeng Energy & Technology Co., Ltd. (“Zibo Yipeng”) under the laws of PRC, respectively. These two subsidiaries were 100% controlled by Huizhou Yipeng who shareholders are a group of individual and institutional shareholders, with voting agreements to vote consensually concerning operation and development matters before the reorganization.

In preparation for listing (“Listing”) on the U.S. Exchange Market via merging with a Special Purpose Acquisition Company (“SPAC”) traded in NASDAQ, the Company completed reorganization (the “Reorganization”) in November 2023, which involved the following steps:

On October 8, 2023, all shareholders of Huizhou Yipeng entered into Huizhou Yipeng’s Reorganization Framework Agreement to vote consensually concerning operation and development matters of the Elong Power and its subsidiaries.

●	On August 18, 2023, Elong Power was established under the laws of the Cayman Islands.
●	On September 20, 2023, Elong Power International Co, Limited (“Elong Power International”) was incorporated in British Virgin Islands as a wholly owned subsidiary of Elong Power.
●	On October 8, 2023, all shareholders of Huizhou Yipeng entered into Reorganization Framework Agreement regarding the setting up a Wholly Foreign-Owned Enterprise (“ WFOE”), transferring their equity interests in RMB one dollar to the proposed WFOE, and further holding the future shares of Elong Power at the Cayman level in order to participate in the future overseas De-SPAC listing, which include issuing ordinary shares and warrant shares to be converted into Class A ordinary shares (Note 17- Equity).
●	On October 9, 2023, Elong Power (Hong Kong) International Limited (“Elong Power (Hong Kong)”) was incorporated in Hong Kong as a wholly owned subsidiary of Elong Power International.
●	On November 2, 2023, Elong Power (Ganzhou) Co., Ltd. (“Elong Power (Ganzhou)”, “WFOE”) was established in PRC as a wholly owned subsidiary of Elong Power (Hong Kong). Elong Power (Ganzhou) obtained 100% of the equity interests of Huizhou Yipeng through the unanimous agreement of all shareholders of Huizhou Yipeng under the terms of Huizhou Yipeng’s Reorganization Framework Agreement.

By November 17, 2023, Elong Power owned 100% stake in Elong Power (Ganzhou) or WFOE through the following transactions:

●	issued Class A Ordinary Shares 6,845,290 at the par value of the Class A Ordinary Share (i.e. US$ 0.00001) of the Company to four individual shareholders who are the original shareholders of Huizhou Yipeng before the reorganization (see Note 17- Equity).

FS-8

●	issued Class B Ordinary Shares 16,538,142 at the par value of the Class B Ordinary Share (i.e. US$ 0.00001) of the Company to GRACEDAN CO., LTD. which is 100% owned by the Company’s CEO and Chairwoman, and who is also one of the controlling persons before the reorganization (see Note 17- Equity).

●	issued 105,430,851 warrants (“Warrant Shares”) to nine institutional shareholders who are the original shareholders of Huizhou Yipeng before the reorganization.

The above Class A and B ordinary shareholders exchange their shareholdings by their respective ratios in Huizhou Yipeng before the Reorganization and also under the terms of Huizhou Yipeng’s Reorganization Framework Agreement.

Immediately before and after the Reorganization as described above, Elong Power together with its subsidiaries were effectively controlled by the same controlling shareholders, and given no change on control, the transaction is accounted for as business combination under common control.

For financial reporting purpose, the acquisition of Huizhou Yipeng represented a transaction between entities under common control, resulted in a change in reporting entity and required retrospective combination of entities for all periods presented, as if the combination has been in effect since the inception of common control. Accordingly, the consolidated financial statements of Elong Power and subsidiaries reflect the accounting of the combined subsidiaries at historical carrying values, except that equity reflects the equity of Elong Power.

As of December 31, 2023, subsidiaries of the Company include the following:

Subsidiaries	Place of incorporation	Date of incorporation	Percentage of ownership	Principal activities
Elong Power International Co, Limited (“Elong Power International”)	BVI	September 20, 2023	100%	Investment holding
Elong Power (Hong Kong) International Limited (Elong Power (Hong Kong))	Hong Kong	October 9, 2023	100%	Investment holding
Elong Power (Ganzhou) Co., Ltd.	Ganzhou	November 2, 2023	100%	Investment holding
Huizhou City Yipeng Energy Technology Co., Ltd. (“Huizhou Yipeng”)	Huizhou, PRC	January 26, 2014	100%	R&D and manufacturing of lithium-ion power batteries, lithium-ion power battery systems and their accessories
Ganzhou Yipeng Energy & Technology Co., Ltd. (“Ganzhou Yipeng”)	Ganzhou, PRC	May 28, 2018	100%	R&D and manufacturing of lithium-ion batteries, backup power supplies, energy storage systems and accessories.
Zibo Yipeng Energy & Technology Co., Ltd. (“Zibo Yipeng”)	Zibo, PRC	September 29, 2022	100%	R&D and manufacturing of battery spare parts and energy storage technology services

(c) Liquidity and going Concern

The Company has evaluated whether there are certain conditions and events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the consolidated Financial Statements are issued.

For the years ended December 31, 2023 and 2022, the Company incurred net loss of $7.4 million and $9.8 million, with negative operating flows of $5.7 million and $4.6 million for the years ended December 31, 2023 and 2022. As of December 31, 2023, the Company had an accumulated deficit of $38.8 million, negative working capital of $9.3 million, and long-term liability of $21.6 million. The Company has funded its operations and capital needs primarily through the net proceeds received from capital contributions and borrowings from banks and other sources. As of the date the consolidated financial statements for the year ended December 31, 2023 are issued, these factors raised substantial doubt about the Company’s ability to continue as a going concern for a period of one year from the date that these consolidated financial statements are issued.

FS-9

The Company has a plan of operations and acknowledges that its plan of operations may not result in generating positive working capital in the near future.

To meet the cash requirements for the next 12 months from the issuance date of this report, the Company is undertaking a combination of the remediation plans:

●	The Company is actively looking for orders with potential new customers.

●	The Company’s shareholders have committed to support the Company’s operation in cash and started to fund the Company since November 2023 in terms of improving cash position.

●	The Company is going to seek more equity investment in the year of 2024.

Currently, the Company is focusing on the improvement of operation efficiency, implementation of strict cost control and budget and enhancement of internal controls to create synergy of the Company’s resources.

The management plan cannot alleviate the substantial doubt of the Company’s ability to continue as a going concern. There can be no assurance that the Company will be successful in achieving its strategic plans, that the Company’s future capital raises will be sufficient to support its ongoing operations, or that any additional financing will be available in a timely manner or with acceptable terms, if at all. If the Company is unable to raise sufficient financing or events or circumstances occur such that the Company does not meet its strategic plans, it would have a material adverse effect on the Company’s financial position, results of operations, cash flows, and ability to achieve its intended business objectives.

The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Accordingly, the consolidated financial statements have been prepared on a basis that assumes the Company will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business during the periods ended December 31, 2023 and 2022.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Basis of presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with the generally accepted accounting principles in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities Exchange Commission (“SEC”). The Company’s fiscal year end date is December 31.

(b) Principles of consolidation

The consolidated financial statements include the financial statements of Elong Power and its subsidiaries. A subsidiary is an entity in which Elong Power, directly or indirectly, controls more than one half of the voting power (a) has the power to appoint or remove the majority of the members of the board of directors (the “Board”) (b) to cast majority of votes at the meeting of the Board or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

FS-10

The financial statements of subsidiaries are included in the consolidated financial statements from the date that control commences until the date that control ceases. All inter-company transactions and balances between Elong Power and its subsidiaries are eliminated upon consolidation.

(c) Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenue, costs and expenses in the consolidated financial statements and accompanying notes, and disclosure of contingent liabilities at the date of the consolidated financial statements.

Significant accounting estimates reflected in the Company’s financial statements primarily include but not limited to allowance for doubtful accounts and credit losses, lower of cost and net realizable value of inventory, provision for obsolete inventories, impairment of long-lived assets, provision for warranty liabilities, and valuation allowance for deferred tax assets. Management bases the estimates on historical experience and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results could differ from these estimates.

(d) Functional currency and foreign currency translation

The Company’s reporting currency is the United States dollars (“US$”). The functional currency of the Company and its subsidiary which is incorporated in Hong Kong is United States dollars (“US$”). The functional currencies of the other subsidiaries are their respective local currencies (“RMB”). The determination of the respective functional currency is based on the criteria set out by Accounting Standards Codification (“ASC”) 830, Foreign Currency Matters.

Revenues and expenses of its subsidiaries have been translated into U.S. dollars at average exchange rates prevailing during the period. Assets and liabilities have been translated at the rates of exchange on the balance sheet date. The resulting translation gain and loss adjustments are recorded directly as a separate component of shareholders’ equity. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transactions. Exchange gains or losses arising from foreign currency transactions are included in the determination of net loss for the respective periods.

RMB is not a fully convertible currency. All foreign exchange transactions involving RMB must take place either through the People’s Bank of China (the “PBOC”) or other institutions authorized to buy and sell foreign exchange. The exchange rates adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC, which are determined largely by supply and demand. Translation of amounts from RMB into US dollars has been made at the following exchange rates for the respective periods:

Year ended December 31, 2022
Balance sheet, except for equity accounts	RMB	6.8972 to US$1.00
Income statement and cash flows	RMB	6.7298 to US$1.00

Year ended December 31, 2023
Balance sheet, except for equity accounts	RMB	7.0999 to US$1.00
Income statement and cash flows	RMB	7.0811 to US$1.00

FS-11

(e) Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and in banks and highly liquid investments, which are unrestricted from withdrawal or use, or which have original maturities of three months or less.

	December 31, 2023	December 31, 2022
Cash and cash equivalents	$756	$918,359
Restricted cash	307,826	247,195
Total cash, cash equivalents and restricted cash shown in the statements of cash flows	$308,582	$1,165,554

(f) Restricted cash

Restricted cash represents for (a) frozen cash relating to the court order; (b) security deposits held in designated bank accounts for the repayment of the notes payable, and (c) security deposit for executing the sales contract with one customer.

As of December 31, 2023 and December 31, 2022, the restricted cash presented separately on the consolidated balance sheets as follows:

	December 31, 2023	December 31, 2022
Frozen amount (a)	$307,826	$866
Security deposits for the repayment of the notes payable (b)	-	246,329
Total cash, cash equivalents and restricted cash shown in the statements of cash flows	$307,826	$247,195

(a)	This frozen amount is due to the court order primarily resulted from the legal proceedings related to the contract disputes with customers (See Note 21-ii) Legal Proceedings).

(b)	It is common in the PRC that the banks require the Company to pledge notes payable or make a deposit as collateral.

(g) Notes receivable and payable

The Company accepts bank and commercial acceptance notes (“notes”) from customers in the PRC in the normal course of business. The Company may present these notes with banks in the PRC for cash payment or endorse these notes to its suppliers to settle its accounts payable. Notes receivable are typically non-interest bearing and have maturities of one year or less.

The Company factors unmatured bank acceptance notes from its customers. As of December 31, 2023 and 2022, $0 and $1,580,351 was included in the short term loans in the consolidated balance sheet, respectively (see Note 8- Short term loans).

Notes payable consists of bank note payable provided by the Company to its suppliers. These short-term bank notes can be endorsed and assigned to suppliers as payments for purchases. The bank notes payable is generally payable within six months. These notes payable are guaranteed by the bank for their full face value. In addition, the banks usually require the Company to deposit a certain amount of funds at the bank as a guaranteed deposit, which is classified on the consolidated balance sheets as restricted cash.

(h) Accounts receivable, net

Accounts receivable is recorded at the realizable value amount, net of allowance for doubtful accounts prior to the adoption of ASU 2016-13 Financial Instruments- Credit Losses (Topic 326). An allowance for doubtful accounts is recorded in the period when loss is probable based on many factors, including the age of the balance, the customer’s payment history and credit quality of the customers, current economic conditions and other factors that may affect the Company’s ability to collect from customers.

FS-12

Outstanding accounts receivable balances are reviewed individually and by aging group for collectability. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

The Company adopted ASU 2016-13 Financial Instruments- Credit Losses (Topic 326) on January 1, 2023 using the modified retrospective method. The Company determined that accounts receivable and retention receivable are within the scope of the current expected credit losses (“CECL”) analysis and carries accounts receivable and retention receivable at the face amounts less a reserve for estimated credit losses.

The Company is in the battery technology industry and generates its revenue streams from the sale of battery packs, cells and battery spare parts. Historical credit losses from accounts receivable and retention receivable provides the starting point for management’s assessment of the reserve for credit losses. The Company determined the CECL by estimating historical credit loss experience based on the Company’ industry demand, risk profile, or past due status and adjusted as appropriate to reflect current conditions and estimates of future economic conditions (such as GDP factor or unemployment factor).

The Company estimated the credit losses for accounts receivable based on historical credit loss experience using the roll-rate method. By utilizing the historical aging data from January 2018 to December 2023, the Company estimated the credit losses on accounts receivable up to three years on a semi-annual basis. In assessing relevant information, management scored its assessment of current economic conditions and future expectations, credit ratings, security deposit, and default coverage proportionally, and determined that a 100% credit loss shall be reserved for accounts receivable overdue three years.

The Company estimated credit losses for retention receivable based on historical credit loss experience using the historical annual loss rate methodology and taking forward-looking factors from 2020 to 2029 to score future factors proportionality of significant economic growth rates, inflation rates, unemployment rates and demand from the battery industry. The management judgmentally elects to use additional 5% credit loss to adjust for future factors of retention receivable.

Impact of adoption of ASU 2016-13 on movement of provision for doubtful accounts and credit losses as of January 1, 2023 is below:

	At December 31, 2022	Cumulative effect adjustment upon the adoption of ASU 2016-13 at January 1, 2023	At January 1, 2023
Allowance for credit losses	$-	$2,402,696	$2,402,696
Allowance for doubtful accounts	1,872,550	(1,872,550)	-
Accumulated deficits	$(30,814,044)	$(530,146)	$(31,344,190)

The Company also recorded reversal from credit losses and provision for doubtful accounts of US$301,002 and US$1,211,221 for the years ended December 31, 2023 and 2022, respectively (see Note 3).

(i) Inventory

Inventories consist of raw materials, work in process, semi-finished goods and finished goods and are stated at the lower of cost or net realizable value. Cost is calculated on the first in first out (“FIFO”) and includes all costs to acquire and other costs to bring the inventories to their present location and condition. The Company records inventory write-downs for excess or obsolete inventories based upon assumptions on current and future demand forecasts. If the inventory on hand is in excess of future demand forecast, the excess amounts are written off. The Company also reviews inventory to determine whether its carrying value exceeds the net amount realizable upon the ultimate sale of the inventory. This requires the determination of the estimated selling price of the products less the estimated cost to convert inventory on hand into a finished product. Once inventory is written-down, a new, lower-cost basis for that inventory is established and subsequent changes in facts and circumstances do not result in the restoration or increase in that newly established cost basis.

FS-13

(j) Deferred Offering Costs Associated with the Business Combination

The Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP ASC 805. Under this method of accounting, Elong is accounting acquirer, and as a result, qualifying transaction costs incurred by Elong are treated as deferred offering cost and any balance below the net proceeds from this reverse recapitalization will be charged directly to equity. This recording complies with the requirements of FASB ASC Topic 340-10-S99-1, “Other Assets and Deferred Costs – SEC Materials” (“ASC 340-10-S99”) and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering”. Deferred offering costs consist of legal and other professional expenses incurred through the balance sheet date that are directly related to the Proposed Business Combination and that will be charged to shareholders’ equity upon the completion of the Proposed Business Combination with any balance below the net proceeds from this Business Combination. Should the Proposed Business Combination prove to be unsuccessful, these deferred costs, as well as additional expenses to be incurred, will be charged to operation expenses. As of December 31, 2023, transaction costs in the aggregate of $231,316 have been recorded as deferred offering cost.

(k) Property, plant and equipment, net

Property, plant and equipment (including construction in progress) are stated at cost less accumulated depreciation and impairment charges. Depreciation is calculated primarily based on the straight-line method (after taking into account their respective estimated residual values) over the estimated useful lives of the assets except the depreciation method for mold and tooling:

Machinery and equipment	3-10 years
Office equipment	4 – 5 years
Motor vehicles	5 years
Leasehold improvements	Shorter of lease term or estimated useful life of the assets
Purchased software	2 to 10 years

Mold and tooling are depreciated based on the units-of-production.

The cost and accumulated depreciation of property, plant and equipment sold are removed from the consolidated balance sheets and resulting gains or losses are recognized in the consolidated statements of operations and comprehensive loss.

Construction in progress represents manufacturing facilities and equipment under construction, and is stated at cost. The capitalization of these costs ceases when construction in progress is transferred to property, plant and equipment and substantially ready for its intended use. No depreciation is recorded for construction in progress.

Purchased software with definite lives is amortized on a straight-line basis over their expected useful economic lives.

Expenditures for maintenance and repairs, which do not materially extend the useful lives of the assets, are charged to expense as incurred. Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized.

(l) Impairment of long-lived assets

Long-lived assets are evaluated for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will affect the future use of the assets) indicate that the carrying amount may not be fully recoverable or that the useful life is shorter than the Company had originally estimated. When these events occur, the Company evaluates the impairment by comparing carrying value of the assets to an estimate of future undiscounted cash flows expected to be generated from the use of the assets and their eventual disposition. If the sum of the expected future undiscounted cash flows is less than the carrying value of the assets, the Company recognizes an impairment loss based on the excess of the carrying value of the assets over the fair value of the assets. When an impairment loss is recognized for assets to be held and used, the adjusted carrying amounts of those assets are depreciated over their remaining useful life. For the periods presented, we have not recorded any material impairment.

FS-14

(m) Fair value measurement

Fair value is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Authoritative literature provides a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. An asset or liability categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement as follows:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Accounting guidance also describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

When available, the Company uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Company will measure fair value using valuation techniques that use, when possible, current market-based or independently sourced market parameters, such as interest rates and currency rates.

(n) Warrant Shares

The Company issued warrant shares to a group of original institutional shareholders of Huizhou Yipeng and eligible to exchange the Company’s Class A ordinary shares at the par value of $0.00001 per share upon the completion of the approvals from and filings and registrations with competent branches of Chinese State Administration of Foreign Exchange (“SAFE”) office, National Development and Reform Commission (“NDRC”) and Ministry of Commerce (“ MOFCOM”) as well as other competent PRC governmental authorities with jurisdiction of the outbound direct investment by PRC entities (the “ODI Approvals”) (“Warrant Shares “).

FS-15

The accounting treatment of warrant shares is determined pursuant to the guidance provided by ASC 815, Derivatives and Hedging (“ASC 815”), as applicable. The freestanding equity-linked instrument that becomes issuable, exercisable, or settleable only upon the occurrence or nonoccurrence of a specified event is considered issued for accounting purpose and evaluated under ASC 815-40. After evaluation that the Warrant Shares are indexed to and settled in the Company’s own stock, management classified the issued Warrant Shares as equity.

(o) Mezzanine equity

Pursuant to ASC 480-10-S99 SEC Materials- SEC Staff Announcement on” Classification and Measurement of Redeemable Securities”, where equity interests are determined to be conditionally redeemable upon the occurrence of certain events that are not solely within the control of the Company, and upon such event, the shares would become redeemable at the option of the holders, they are classified as mezzanine equity (temporary equity) outside of the permanent equity. The purpose of this classification is to convey that such a security may not be permanently part of equity and could result in a demand for cash or other assets of the entity in the future. The Company evaluates the redeemable equity interests to their redemption value at the balance sheet. Per the reorganization agreement, all the investment agreement with purchase back terms were cancelled when the SPAC announced the Merger Agreement, as a result, all the mezzanine equity was classified as permanent equity upon the announcement on December 1, 2023.

(p) Revenue recognition

From January 1, 2019, the Company adopted the new guidance of ASC Topic 606, Revenue from Contracts with Customers (Topic 606), which requires the Company to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Company applies the following steps to recognize revenues: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when, or as, the Company satisfies a performance obligation.

The Company’s revenues are mainly generated from 1) sales of battery packs; 2) sales of battery cells; 3) sales of battery spare parts and other such as sales of product waste and scraps.

Sales of Battery packs and battery cells

The Company generates revenue from sales of battery packs and battery cells through sales contract including master agreements and sales orders from the customers, which contain fixed sales price, payment terms, specifications, delivery and acceptance terms, transportation terms, etc., and are all signed-off and stamped.

The Company also identifies only one performance obligation in the contract which is to deliver battery packs and battery cells.

In order for the Company to provide specific battery packs and battery cells explicitly stated in a sales contract or sales orders, the Company requires certain deposits or full amount payment made in advance. Revenue is recognized at the point in time upon the customer’s acceptance of products, which is when control of the promised goods is transferred to the customers, in an amount that reflects the consideration the Company expects to be entitled to for the products sold.

The Company presents the contract in the consolidated balance sheets as a contract asset or a contract liability, depending on the relationship between the entity’s performance and the customer’s payment.

A receivable is recorded when the Company has an unconditional right to consideration. A right to consideration is unconditional if only the passage of time is required before payment of that consideration is due.

FS-16

Sales of battery spare parts and others

The Company typically enters into formal written contracts for the sale of spare parts, scrap, product waste, etc. which includes the general payment and delivery terms, and specific orders shall be placed to the Company. Under the specific order, full amount prepayment is required, and the Company’s performance obligation is to transfer agreed-upon battery spare parts, scrap and product waste. The revenue is recognized at a point in time upon the customer’s acceptance of battery spare parts or scrap and product waste.

Net revenues by product:

	Year ended December 31, 2023	Year ended December 31, 2022

Battery packs/battery cells	$2,986,710	$6,641,633
Battery spare parts and others	176,029	173,915
Total consolidated revenue	$3,162,739	6,815,548

Contract Balances

Contract balances include accounts receivable and contract liabilities. Accounts receivable represent cash not received from customers and are recorded when the rights to consideration are unconditional. The allowance for doubtful accounts reflects the best estimate of probable losses inherent to the accounts receivable balance.

According to ASC 606-10-45-2, if a customer pays consideration or the Company has a right to an amount of consideration that is unconditional (that is, a receivable), before the Company transfers a good or service to the customer, the Company shall present the contract as a contract liability when the payment is made or the payment is due (whichever is earlier). A contract liability is the Company’s obligation to transfer goods or services to a customer for which the entity has received consideration (or an amount of consideration is due) from the customer. The Company records US$3,893,986 and US$5,632,870 as contract liabilities as of December 31, 2023 and 2022, respectively.

The table below presents the activity of contract liabilities during the years ended December 31, 2023 and 2022, respectively:

	December 31,	December 31,
	2023	2022
Balance at beginning of year	$5,632,870	$1,492,686
Deposits received	215,495	5,687,327
Revenue recognized	(1,797,754)	(1,327,800)
Exchange difference	(156,625)	(219,343)
Balance at end of year	$3,893,986	$5,632,870

(q) Product warranty

The Company provides a manufacturer’s standard warranty on battery packs and battery cells products sold, which entails repair or replacement of non-conforming items, in conjunction with the sales of products.

The Company’s product warranty generally ranges from one to eight years (or 120,000 or 500,000 kilometer if reached sooner). The Company establishes a reserve for the estimated cost of the product warranty at the time revenue is recognized. The warranty liability recorded at each balance sheet date reflects management’s best estimates of its product warranty based on historical information and other currently available evidence, including actual claims incurred to date and an estimate of the nature, frequency and costs of future claims for each customer.

FS-17

The Company review and adjust the estimates to ensure that accruals are adequate to meet expected future warranty obligations. Initial warranty data is limited early in the launch of a new product and accordingly, future adjustments to the warranty accrual may be material.

The portion of the warranty that is expected to incur within the next 12 months is recorded in current liabilities, while the remaining balance is recorded in non-current liabilities on the consolidated balance sheets. Warranty expense is recorded as a component of selling expenses.

The Company considers the standard warranty is not providing incremental service to customers rather than assurance to the quality of the battery packs and battery cells, and therefore is not a separate performance obligation and should be accounted for in accordance with ASC 460, Guarantees.

(r) Cost of revenue

Cost of revenue includes direct parts, material, labor cost, manufacturing overhead (including depreciation of assets associated with the production) and shipping and handling costs charged by suppliers. Cost of revenue also includes charges to write-down the carrying value of the inventories when it exceeds its estimated net realizable value and to provide for on-hand inventories that are either obsolete or in excess of forecasted demand.

Idle capacity

Idle capacity consists of indirect production costs in excess of charges under normal capacity allocated to the Company’s produced semi-finished goods and finished goods. Production costs include direct and indirect labor, production supplies, repairs and maintenance, rent, utilities, insurance. The Company charges allocated production costs to its semi-finished and finished goods based on normal capacity on a monthly basis which is lower than its actual costs incurred. Production costs in excess of production allocations are expensed and recorded in cost of revenue-idle capacity. Idle capacity expenses amounted to US$3,512,954 and US$3,996,300 for the years ended December 31, 2023 and 2022, respectively.

(s) Research and development expenses

All costs associated with research and development (“R&D”) is expensed as incurred. R&D expenses consist primarily of employee compensation for those employees engaged in R&D activities, design and development expenses with new technology, materials and supplies and other R&D related expenses. For the years ended December 31, 2023 and 2022, R&D expenses were US$873,968 and US$903,996, respectively.

(t) Selling, general and administrative expenses

Selling expenses consist primarily of warranty expenses, employee compensation, and transportation cost as incurred. For the years ended December 31, 2023 and 2022, selling expenses were US$260,287 and US$503,614, respectively, including provision of warranty expenses of US$42,176 and US$256,433, respectively.

General and administrative expenses consist primarily of employee compensation for employees involved in general corporate functions and those not specifically dedicated to R&D activities, depreciation and amortization expenses, legal, and other professional services fees, lease and other general corporate related expenses. For the years ended December 31, 2023 and 2022, general and administrative expenses were US$3,197,349 and US$2,740,049 respectively.

(u) Employee benefits

Full-time employees of the Company in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, work-related injury benefits, maternity insurance, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries of the Company make contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The PRC government is responsible for the medical benefits and the pension liability to be paid to these employees and the Company’s obligations are limited to the amounts contributed and no legal obligation beyond the contributions made. For the years ended December 31, 2023 and 2022, employee benefits expenses were US$301,274 and US$362,167, respectively.

FS-18

(v) Other income (expense)

Other income (expense) mainly consists of non operational activities such as loss of disposal of property, plant, and equipment and inventory, litigation charges, and debt forgiveness.

For the year ended December 31, 2023 and 2022, the Company recognized other income (expenses) as below:

	December 31, 2023	December 31, 2022
Gain (loss) on disposals of property, plant, and equipment and inventory	$-	$(388,907)
Charges of legal compensation and contract default penalty expense (i)	(30,295)	(1,007,950)
Gain from waste disposal	154,589	138,868
Other income from debt forgiveness by a third party (ii)	375,699	-
Others	(43,556)	(166,212)
Total other income (expense)	$456,437	$(1,424,201)

(i) legal compensation charge of $0.9 million and $0.1 million contract default penalty expense to one customer for the year ended December 31, 2022.

(ii) On December 30, 2023, the Company entered into a debt forgiveness agreement with Suzhou Litai Power System Co., Ltd., a third party which had a debt of RMB2,493,080 (equivalent to $351,142) to the Company bearing interest at 8% per annum and payable on demand. Pursuant to the agreement, the principal amount of RMB2,493,080 (equivalent to $51,142) unpaid and accrued interest of RMB167,284 ($23,561) was waived by Suzhou Litai for the sake of business relationship. The Company recognized RMB2,660,364 ($375,699) as other income during the year ended December 31, 2023.

(w) Government grants

The Company’s PRC based subsidiaries received government subsidies from certain local governments in accordance with relevant policies. The Company’s government subsidies consist of specific subsidies for specific purpose, such as investment promotion, R&D award, labor hiring subsidies and enterprise development grant.

The Company recognizes government subsidies until there is reasonable assurance that the Company will comply with conditions attaching to them and the grants will be received. The Company currently recognizes government subsidies i) using a systematic basis over the periods in which the entity recognizes the related expenses that the grants are intended to compensate and ii) when the grant becomes receivable if it compensates for expenses already incurred. As of December 31, 2023 and 2022, there were no such unearned and deferred income. For the years ended December 31, 2023 and 2022, the Company has recognized subsidies of approximately US$124,685 (RMB882,902) and US$375,995 (RMB2,530,353), respectively. There is no guarantee that the Company will continue to receive such grants in the future.

FS-19

See below for the nature of each government subsidy received and the related accounting treatment:

For the Year Ended December 31, 2023
No.	US$	Type of Subsidies	Accounting Treatment

1	2,707	Small loan interest subsidy	The government subsidy received is recognized as government grant income for the expenses incurred for the specific purposes.
2	114,390	Investment promotion subsidy	The government subsidy is recognized as government grant income when the amounts are received and conditions are met.
3	7,588	Others (e.g. labor hiring subsidies)	The government subsidy received is recognized as government grant income for the expenses incurred for the specific purposes.
TOTAL	124,685

For the Year Ended December 31, 2022
No.	US$	Type of Subsidies	Accounting Treatment

1	322,340	Investment promotion subsidy	The government subsidy is recognized as government grant income when the amounts are received and conditions are met.
2	28,975	Award for patent and R&D activities	The government subsidy received is recognized as government grant income for the expenses incurred for the specific purposes .
3	24,570	Others (e.g. labor hiring subsidies)	The government subsidy received is recognized as government grant income for the expenses incurred for the specific purposes.
TOTAL	375,995

(x) Income taxes

Current income taxes are recorded in accordance with the regulations of the relevant tax jurisdiction. The Company accounts for income taxes under the asset and liability method in accordance with ASC 740, Income Tax. Under this method, deferred tax assets and liabilities are recognized for the tax consequences attributable to differences between carrying amounts of existing assets and liabilities in the consolidated financial statements and their respective tax basis, and operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred taxes of a change in tax rates is recognized in the consolidated statements of operations in the period of change. Valuation allowances are established when necessary to reduce the amount of deferred tax assets if it is considered more likely than not that amount of the deferred tax assets will not be realized.

Uncertain tax positions

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. Interest and penalties related to uncertain tax positions, if any, are recorded under accrued expenses and other current liabilities on its consolidated balance sheets and under other expenses in its consolidated statements of comprehensive loss. The Company did not recognize any significant interest and penalties associated with uncertain tax positions for the years ended December 31, 2023 and 2022. As of December 31, 2023 and 2022, the Company did not have any significant unrecognized uncertain tax positions.

(y) Value-added tax (“VAT”)

The Company is subject to statutory VAT of 13% for revenue from sales of battery cells and battery packs in PRC. The Company charges customers Output VAT on revenue generated from sales of products and pays vendors Input VAT on qualified supply purchases. Net VAT balance between input VAT and Output VAT is recorded in the line item of prepaid expenses and other current assets on the consolidated balance sheet as of December 31, 2023 and 2022, respectively.

FS-20

(z) Comprehensive loss

The Company applies ASC 220, Comprehensive Income, with respect to reporting and presentation of comprehensive loss and its components in a full set of financial statements. Comprehensive loss is defined to include all changes in equity of the Company during a period arising from transactions and other events and circumstances except those resulting from investments by shareholders and distributions to shareholders. For the periods presented, the Company’s comprehensive loss includes net loss and other comprehensive loss, which primarily consists of the foreign currency translation adjustments.

(aa) Lease

In February 2016, the Financial Accounting Standards Board issued accounting standards update (“ASU”) 2016-02 “Leases (Topic 842)”. Under this guidance, an entity is required to recognize right-of-use assets and lease liabilities on its balance sheet and disclose key information about leasing arrangements.

The Company adopted the new standard effective on January 1, 2021, using the modified retrospective approach. This approach allows the Company to initially apply the new accounting standards at the adoption date and recognize a cumulative adjustment to the opening balance of retained earnings in the period of adoption. The prior year comparative information has not been restated and continues to be reported under the accounting standards in effect for that period.

The Company’s lease terms include options to renew or terminate the lease when it is reasonably certain that it will exercise the option. The Company determines if a contract contains a lease based on whether it has the right to obtain substantially all of the economic benefits from the use of an identified asset which the Company does not own and whether it has the right to direct the use of an identified asset in exchange for consideration. Right of use (“ROU”) assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets are recognized as the amount of the lease liability, adjusted for lease incentives received. Lease liabilities are recognized at the present value of the future lease payments at the lease commencement date. The interest rate used to determine the present value of the future lease payments is the Company’s incremental borrowing rate (“IBR”), because the interest rate implicit in most of the Company’s leases is not readily determinable. The IBR is a hypothetical rate based on the Company’s understanding of what its credit rating would be to borrow and resulting interest the Company would pay to borrow an amount equal to the lease payments in a similar economic environment over the lease term on a collateralized basis. Lease payments may be fixed or variable, however, only fixed payments or in-substance fixed payments are included in the Company’s lease liability calculation. Variable lease payments are recognized in operating expenses in the period in which the obligation for those payments is incurred.

The lease right-of-use assets are initially measured at the carrying amount of the lease liability and adjusted for any prepaid or accrued lease payments, remaining balance of lease incentives received, unamortized initial direct costs, or impairment charges relating to the right-of-use-asset. Lease expense for minimum lease payments exclusive of the value-added tax are recognized on straight-line basis over the lease term The new standard provides a number of optional practical expedients at transition. The Company elected certain practical expedients that must be elected as a package, which permit the Company to not reassess, under the new standard, prior conclusions about (1) lease identification, (2) lease classification and (3) initial direct costs. Additionally, the Company elected a short-term lease exception policy, which allows entities to not apply the new standard to short-term leases (i.e. leases with terms of 12 months or less) and a hindsight policy, which allows an entity to include current considerations for existing leases when determining initial lease terms. The Company has also elected to account for lease and non-lease components as a single component for all leases, and elected to utilize an IBR (incremental borrowing rate) that is risk free rate plus premium for all leases when calculating the lease liability.

FS-21

(bb) Net loss per share

The Company complies with accounting and disclosure requirements ASC Topic 260, “Earnings per Share” (“EPS”) to calculate net loss per share. The issued common stock or any participating securities are considered in calculating and presenting EPS.

As noted in ASU 260-10-45-10, basic loss per ordinary share is computed by dividing net loss available to Common Stock shareholders by the weighted average number of ordinary shares issued and outstanding for the periods. The general guidance on calculating the numerator for basic EPS is the loss available for common stockholders, while considering the items such as dividends on preferred stocks or any other participating securities that impact the loss available to common stock shareholders, in which case an entity is required to apply the two class method to adjust the numerator for impact of dilutive potential common shares.

The definition of participating security is a security that may participate in undistributed earnings with common stock whether the participation is conditioned upon the occurrence of a specific event or not. The form of such participating is any form of undistributed earnings that constitute participating of that security.

Regarding the participating rights of the Warrant Shares, due to the fact that the ODI Approvals is legitimate that both the holders of mezzanine equity and warrant shares do not have any participating rights before the completion of ODI Approvals. As part of the Reorganization, these holders agreed that they do not have any legal rights and obligations to share the operation results of the Company. Accordingly, the holders of Warrant Shares do not have any rights to participate in the allocation of Company’s undistributed earnings. As a result, warrant shares were not participating securities, for the years ended December 31, 2023 and 2022, the Company had no need to apply two- class method to adjust basic EPS.

As the Reorganization (see Note 1) is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the reorganization have been outstanding for the entire period presented. The Class A and Class B shares are identical except the voting rights, thus the undistributed earnings or net loss per share would be the same and presented as one class. As of December 31, 2023 and 2022, the Company had class A ordinary shares of 6,845,290 and class B ordinary shares of 16,538,142 issued and outstanding, respectively, together the weighted average number of ordinary shares was 23,383,432 for the years ended December 31, 2023 and 2022.

At December 31, 2022 and 2021, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the loss of the Company. As a result, the Company had the same basic and diluted net loss per share for the years ended December 31, 2023 and 2022.

(cc) Segment reporting

The Company operates as one operating segment in accordance with ASC 280, Segment Reporting. The Company has a common basis of organization, and the products are offered mutually. Considering the streamlining of the growing organization, the Company’s Chief Operating Decision Maker (“CODM”) which is the Chief Executive Officer continues to make decisions with regards to business operations and resource allocation based on evaluation of Elong Power as a whole. The CODM allocates resources and assess financial performance on a consolidated basis. The measure of segment assets is reported on the balance sheet as total consolidated assets accordingly, the Company operates and makes decisions as one business segment. As the Company’s long-lived assets are substantially located in the PRC and all revenue are generated within the PRC, no geographical segments are presented.

(dd) Newly adopted accounting pronouncements

In November 2021, the FASB issued ASU No. 2021-10, Government Assistance (Topic 832). This ASU requires business entities to disclose information about government assistance they receive if the transactions were accounted for by analogy to either a grant or a contribution accounting model. The disclosure requirements include the nature of the transaction and the related accounting policy used the line items on the balance sheets and statements of operations that are affected and the amounts applicable to each financial statement line item and the significant terms and conditions of the transactions. The ASU is effective for annual periods beginning after December 15, 2021. The disclosure requirements can be applied either retrospectively or prospectively to all transactions in the scope of the amendments that are reflected in the financial statements at the date of initial application and new transactions that are entered into after the date of initial application. The Company adopted the ASU prospectively on January 1, 2022. There was no significant impact resulting from these disclosures on the consolidated financial statements.

FS-22

In January 2023, the Company adopted ASU 2016-13, Financial Instruments-Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments, and issued subsequent amendments to the initial guidance within ASU 2018-19, ASU 2019-04, ASU 2019-05, ASU 2019-11 and ASU 2020-02, collectively referred to as “ASC 326”. ASC 326 requires a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial asset(s) to present the net carrying value at the amount expected to be collected on the financial asset. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. This ASU eliminates the probable initial recognition threshold in current GAAP and, instead, reflects an entity’s current estimate of all expected credit losses. In November 2019, the FASB issued ASU No. 2019-10 to postpone the effective date of ASU No. 2016-13 for certain to fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. The Company adopted this ASU 2016-13 on January 1, 2023, using a modified retrospective transition method and did not restate the comparable periods, which resulted in a cumulative-effect adjustment to decrease the opening balance of accounts receivable, net and retained earnings on January 1, 2023 by RMB3,656,524 (US$0.5 million) on the Company’s consolidated financial statements.

Results for reporting periods beginning January 1, 2023 are presented under ASC 326 whereas prior periods continue to be reported under previously acceptable US GAAP.

Recent accounting pronouncements not yet adopted

In November 2023, the FASB issued ASU Accounting Standards Update No. 2023-07, which applies to all public entities that are required to report segment information in accordance with Topic 280, Segment Reporting. Currently, Topic 280 requires that a public entity disclose certain information about its reportable segments. For example, a public entity is required to report a measure of segment profit or loss that the CODM uses to assess segment performance and make decisions about allocating resources. Topic 280 also requires other specified segment items and amounts, such as depreciation, amortization, and depletion expense, to be disclosed under certain circumstances. The amendments in this Update are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company will adopt this ASU within annual reporting period of December 31, 2024 and is evaluating the impact of the adoption on the Company’s consolidated financial statements.

In December 2023, the FASB issued ASU No. 2023-09, Improvements to Income Tax Disclosures (Topic 740). The ASU requires disaggregated information about a reporting entity’s effective tax rate reconciliation as well as additional information on income taxes paid. The ASU is effective on a prospective basis for annual periods beginning after December 15, 2024. Early adoption is also permitted for annual financial statements that have not yet been issued or made available for issuance. The Company is evaluating this ASU and expects to add additional disclosures to our consolidated financial statements, once adopted.

3. ACCOUNTS RECEIVABLE

Accounts receivable and allowance for doubtful accounts or credit losses consisted of the following:

	December 31, 2023	December 31, 2022

Accounts receivable-non retention	$2,085,782	$1,781,638
Retention receivable	2,974,676	4,063,385
Total	5,060,458	5,845,023
Less: Allowance for credit loss (December 31, 2023) and doubtful accounts (December 31, 2022)	(2,033,896)	(1,872,550)
Account receivable, net	3,026,562	3,972,473
Less: Current portion	1,203,375	1,467,485
Non-current portion	$1,823,187	$2,504,988

FS-23

As the sales contracts of the Company include standard warranty which covers basic functionality of the products between one to eight years (or 120,000 or 500,000 kilometer if reached sooner) after the sales of the battery cells or battery pack. Retention receivable is reserved for product warranty at 5% to 10% of the sales amount, and is interest-free and recoverable at the end of the retention period.

On January 1, 2023, the Company assessed the credit loss for accounts receivable and retention receivable in accordance with ASU 2016-13 (Topic 326) and the impact of adoption on the Company’s account receivable and retention receivable was described in Note 2- (h) Accounts receivable, net and Significant Accounting Policy-dd) Newly adopted accounting pronouncements.

During the year ended December 31, 2022, the Company evaluates the need for allowance for doubtful accounts based on specifically identified amounts and aging portfolio that the management believes to be uncollectible. If the actual collection experience changes, revisions to the allowance may be required.

An analysis of movement of the allowance for provision for doubtful accounts (pre ASC 326) and credit losses (with ASC 326) is as follows:

	For the years ended December 31,
	2023	2022
Balance at beginning of period	$1,872,550	$747,597
Cumulative effect of the implementation of ASC 326 at January 1, 2023	530,146	-
Beginning balance at January 1, 2023	2,402,696	747,597
Provision for the year
Account receivable	-	52,425
Retention receivable, current	-	553,808
Retention receivable, non current	7,196	604,988
Total provision for the year*	$7,196	$1,211,221
Reversal - recoveries by cash
Account receivable	(295,017)	-
Retention receivable, current	(13,181)	-
Retention receivable, non current	-	-
Total Reversal - recoveries by cash	(308,198)	-
Charged to consolidated statements of operations and comprehensive loss	(301,002)	1,211,221
Foreign exchange adjustment	(67,798)	(86,268)
Balance at end of Year	$2,033,896	$1,872,550

*The Company provided a provision of $1.1 million (RMB7.8 million) for one of its major customers based on collectability assessment during the year ended December 31, 2022.

FS-24

4. INVENTORY

Inventory as of December 31, 2023 and 2022 consisted of the following:

	December 31, 2023	December 31, 2022
Raw materials	$1,447,850	$1,402,431
Work-in-process(i)	17,552	454,047
Semi-finished goods(ii)	2,391,380	2,362,657
Finished goods	899,839	1,410,942
Inventory, subtotal	4,756,621	5,630,077
Less: inventory impairment provision	(1,942,922)	(1,810,384)
Inventory, net	$2,813,699	$3,819,693

(i) Work-in-process primarily consists of battery cells under production or battery pack under assembly process, which will be transferred into Semi-finished goods or finished goods respectively when completed.

(ii) Semi-finished goods are mainly battery cells which can be used to produce battery packs or sold directly.

Movement of inventory impairment provision is as below:

	For the Years Ended December 31,
	2023	2022
Balance at beginning of the period	$(1,810,384)	$(1,617,467)
Addition	(1,506,422)	(1,544,475)
Deletion*	1,321,709	1,220,673
Write off	-	-
Exchange difference	52,175	130,885
Balance at end of the period	$(1,942,922)	$(1,810,384)

* Inventory with impairment provision in the earlier period was sold subsequently at lower market value

5. PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consisted of the following:

	December 31, 2023	December 31, 2022
Value added tax recoverable	$888,439	$475,039
Prepayments to suppliers	178,340	887,322
Deposits	8,418	23,599
Advance to a third party*	31,240	-
Staff advance	3,504	2,062
Others	4,533	-
	$1,114,474	$1,388,022

*Advance to a third party receivable on demand and for the purpose of making payments to overseas professional fees on behalf of the Company.

6. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment as of December 31, 2023 and 2022 consisted of the following:

	December 31, 2023	December 31, 2022
Leasehold improvements	$3,279,498	$3,209,900
Machinery equipment (i)	13,420,557	13,729,113
Office equipment	990,925	1,015,591
Motor vehicles	130,742	134,584
Purchased software	222,206	228,737
Construction in progress (ii)	426,280	96,602
Total	18,470,208	18,414,527
Accumulated depreciation and amortization	(5,309,812)	(4,089,447)
Carrying amount	$13,160,396	$14,325,080

(i) Machinery equipment also includes mold and tooling.

FS-25

(ii) During the year ended December 31, 2023, the Company transferred construction in progress of $252 thousand (RMB1.8 million) to leasehold improvements, and $166 thousand (RMB1.2 million) to machinery equipment.

During the year ended December 31, 2022, the Company transferred construction in progress of $3.2 million (RMB22.1million) to leasehold improvements, and $2.1 million (RMB14.2 million) to machinery equipment, while disposing leasehold improvements of $3.7 million (RMB23.9) due to the facility relocation.

During the years ended December 31, 2023 and 2022, the Company had nil and loss of asset disposal of $388,907, respectively.

During the years ended December 31, 2023 and 2022, the Company incurred depreciation expense of $1,385,840 and $1,998,487, respectively.

There was no impairment loss during the years ended December 31, 2023 and 2022.

The aggregate carrying amount of the assets pledged for short term and long term loans by the Company as of December 31, 2023 and December 31, 2022 were as follows:

	December 31, 2023	December 31, 2022
Machinery equipment	$1,873,612	$10,291,796
Construction in progress	-	-
Leasehold improvements	-	915,043
Office equipment	-	232,139
Motor vehicles	-	16,325
Total	$1,873,612	$11,455,303

Supplemental non cash investing activities for the year ended December 31, 2023 and 2022 was as follows:

	For the Years ended December 31,
	2023	2022
Payable for purchase of property, plant and equipment	$315,933	$735,488

7. LEASE

i) Operating Lease

In June 2018, Ganzhou Yipeng entered into a lease agreement for manufacturing facility, canteen and staff quarters space (“Phase I Lease”) in Ganzhou with a third party for a four year term, commencing on June 1, 2018 and expired and terminated on May 31, 2022. The monthly rental payment for the first year is approximately RMB403,248 ($58,394) per month, with 6% increase per year through the lease term.

Ganzhou Yipeng entered into a lease agreement for manufacturing facility, warehouses, R&D building and staff quarters, (“Phase II Lease”) in Ganzhou with a third party with the commencement date on August 1, 2020, through December 31, 2041, and the quarterly payment schedule starting on August 1, 2024. The monthly rental payment is approximately RMB963,355($143,148) per month through the lease term.

FS-26

Short-term leases include 1) a four-month leasing from June 1, 2022 to September 30, 2022; and 2) a one-year leasing of management quarters space from December 9, 2022 to December 8, 2023.

Both operating lease expense and short-term lease expense are recognized in cost of revenues and general and administrative expenses.

The components of lease expense for the years ended December 31, 2023 and 2022 were as follows:

	For the Years Ended December 31,
	2023	2022
Lease expense
Operating lease expense	$1,572,762	$1,924,933
Short-term lease expense	1,949	172,741
Total lease expense	$1,574,711	$2,097,674

ii) Finance Lease

On August 13, 2022, Ganzhou Yipeng entered into a lease agreement with a third party for an NMP (N-methyl pyrrolidone) liquid solvent recycling equipment of RMB1.5 million (equivalent to $0.2 million) for a five-year term. Pursuant to the agreement, the Company supplies NMP liquid for manufacturing lithium-ion batteries and the Company uses the equipment with no cash payment while supplying a total of ninety five (95) metric tons of NMP liquid produced at market value through the lease term.

The components of finance lease expense for the years ended December 31, 2023 and 2022 were as follows:

	For the Years Ended December 31,
	2023	2022
Finance lease expense:
Amortization of right-of-use assets	$34,530	$15,482
Interest on lease liabilities	8,707	3,855
Total finance lease expense	$43,237	$19,337

The following is a schedule, by years, of maturities of lease liabilities as of December 31, 2023:

	Operating leases	Finance leases
2024	$2,804,097	$162,098
2025	3,492,169	-
2026	1,697,267	-
2027	1,697,267	-
2028	1,697,267	-
Thereafter	22,205,915	-
Total future lease payments	33,593,982	162,098
Less: imputed interest	(11,627,111)	(6,256)
Present value of lease liabilities	$21,966,871	$155,842

FS-27

Lease term and discount rate:

	For the Years ended December 31,
	2023	2022
Weighted-average remaining lease term (years)
Operating leases	18.0	19.1
Finance lease	3.6	4.7

Weighted-average discount rate
Operating leases	5.83%	5.83%
Finance lease	5.48%	5.63%

Supplemental cash flow information related to leases where the Company was the lessee for the year ended December 31, 2023 and 2022 was as follows:

	For the Years ended December 31,
	2023	2022
Cash payments for operating leases	$-	$181,321
Lease liabilities arising from obtaining right-of-use assets	-	1,220,971

8. SHORT TERM LOANS-UNRELATED PARTIES

As of December 31, 2023 and 2022, short term loans from third parties for working capital purposes were as following:

	December 31, 2023	December 31, 2022
Short term bank loans	$-	$724,932
Third party loans	1,143,565	-
Factoring loan related to notes receivable	-	1,580,351
Total	$1,143,565	2,305,283

i) Bank loans

Bank borrowings as of December 31, 2023 and 2022consisted of the followings:

	December 31, 2023	December 31, 2022
Short-term bank loans	$-	$724,932

On August 16, 2022, the Company entered into a one-year loan of RMB5.0 million (approximately $0.7 million) from Bank of China, Ganzhou Branch at a fixed interest rate of 3.70% per annum, which was guaranteed by one individual from senior management team, and secured by an unrelated third party, Ganzhou Jinshengyuan Financing Guarantee Group. The borrowing was fully repaid on August 25, 2023.

On August 13, 2021, the Company entered into a one-year loan of RMB8.0 million (approximately $1.3 million) from Bank of China, Ganzhou Branch at a fixed rate of 4.25% per annum for a term until August 13, 2022, which was guaranteed by one individual from senior management team and equity of Huizhou Yipeng, and secured by an unrelated third party, Ganzhou Jinshengyuan Financing Guarantee Group. The Company paid the above amount in full on August 2, 2022.

On August 17, 2021, the Company entered into a one-year loan of RMB16.0 million (approximately $2.5 million) from Xingye Bank, Ganzhou Branch bearing with a fixed interest at 5.8% per annum for a term until August 16, 2022, which was guaranteed by two individuals from senior management team, and equity of Huizhou Yipeng, and secured by the Company’s equipment of RMB35.2 million ($5.1 million) to an unrelated party Ganzhou Development Zone Industrial Investment Co., Ltd.. The Company paid the above amount in full on October 14, 2022.

FS-28

On June 21 2021, the Company entered into a one-year loan of RMB10.0 million (approximately $1.6 million) from Bank of Beijing, Ganzhou Branch bearing with a fixed interest at 5.66% per annum for a term until June 21, 2022, which was guaranteed by one individual from senior management team, and equity of Huizhou Yipeng, and secured by the Company’s machinery equipment of RMB22.6 million ($3.3 million) to an unrelated party Ganzhou Development Zone Industrial Investment Co., Ltd.. The Company paid the above amount in full on May 20, 2022.

The interest expenses were US$16,546 and US$184,382 for the years ended December 31, 2023 and 2022, respectively. The weighted average interest rates of short-term loans outstanding were 3.70% and 3.70% per annum as of December 31, 2023 and 2022, respectively.

b) Third party loans

Third party loans as of December 31, 2023 and 2022 consisted of the following:

	December 31, 2023	December 31, 2022
Ms. Xiuxia Wang	704,235	-
Mr. Hongshan Liu	439,330	-
	$1,143,565	$-

On June 6, 2023, the Company borrowed a revolving credit loan of RMB2.3 million ($0.3 million) from Mr. Hongshan Liu, an unrelated party individual, bearing 8% per annum and payable on demand. RMB0.7 million was repaid during the year ended December 31, 2023.

On December 7 and December 29, 2023, the Company borrowed two revolving credit loans of RMB5.0 million (approximately $704,235) from Ms. Xiuxia Wang, and RMB1.5 million (approximately $211,27) from Mr. Hongshan Liu, respectively. Both loans were from unrelated individuals, bearing 8% interest and payable on demand.

During years ended December 31, 2023 and 2022, interest of $39,737 and $287,429 were incurred on the Company’s borrowings from unrelated parties, respectively.

c) Factoring related with notes receivable

	December 31, 2023	December 31, 2022
King Long United Automotive Industry (Suzhou) Co., Ltd.	$-	$1,580,351
Suzhou Green Control Transmission Technology Co., Ltd.	-	-
Total	$-	$1,580,351

The Company factored two acceptance bills from King Long United Automotive Industry (Suzhou) Co., Ltd., a third party customer, with Bank of Construction, Ganzhou Branch totaling RMB10.9 million (approximately $1.6 million) for a half year term from July 27, 2022 to January 27, 2023.

The Company factored one acceptance bill from Suzhou Green Control Transmission Technology Co., Ltd., a third party customer, with Jiangsu Bank, Ganzhou Development Branch totaling RMB153,535 (approximately $24,093) for a half year term from December 17, 2021 to June 17, 2022.

FS-29

The Company factored one acceptance bill from Jiangxi Jiangling Group Jingma Automobile Co., Ltd., a third party customer, with Shanghai Pudong Development Bank,Nanchang Changtian Branch totaling RMB854,226 (approximately $117,803) for a half year term from April 25, 2023 to October 23, 2023.

The Company factored one acceptance bill from Zhongtong Bus Co., Ltd., a third party customer, with Shandong Heavy Industry Group Finance Co., Ltd totaling RMB500,000 (approximately $68,953) for a half year term from February 27, 2023 to August 27, 2023.

The Company factored one acceptance bill from Chengdu Tianchengheng Trading Co., Ltd., a third party customer, with Sichuan Tianfu Bank Chengdu Branch totaling RMB1 million (approximately $137,906) for a half year term from April 6, 2023 to October 6, 2023.

During the years ended December 31, 2023 and 2022, interest of $3,177 and $105,025 were incurred on the Company’s factoring loan related to notes receivable, respectively.

Changes in borrowings were as follows:

	For the Years Ended December 31,
	2023	2022
Beginning balance	$2,305,283	$9,800,322
Proceeds from bank borrowings	-	742,969
Proceeds from factoring loan related to notes receivable	-	1,619,673
Proceeds from third parties	2,010,327	237,230
Repayments of bank borrowings	(706,108)	(5,052,192)
Loan forgiven by a third party	(388,088)	-
Repayment of borrowings to third parties	(475,632)	(4,442,437)
Maturity of bank acceptance notes	(1,539,316)	-
Exchange difference	(62,901)	(600,282)
Ending balance	$1,143,565	$2,305,283

On March 16, 2023, the Company borrowed a one-year loan of RMB2,748,080 (approximately $387,059) from Suzhou Litai Power Technology Co., Ltd. (“Suzhou Litai”), a third party, which paid the supplies purchases on behalf of the Company, thus bearing 8.0% interest because Suzhou Litai is a long-term business partner, for the sake of customer relations and payable on demand.

On December 30, 2023, the Company had amount of RMB 90,000 ($12,676) due from Mr. Jianqin Su and RMB165,000 ($23,240) from Mr. Jiliang Dong, both are senior management of Huizhou Yipeng.

On December 30, 2023, the Company entered into debt transfer agreement with Suzhou Litai and Mr. Jianqin Su and Mr. Jiliang Dong, pursuant to which, Suzhou Litai would assume the Company’s amount due from Mr. Jianqin Su and Mr. Jiliang Dong, with the total aggregate amount of RMB255,000 ($35,916).

On December 30, 2023, the Company entered into a debt forgiveness agreement with Suzhou Litai which had a debt of RMB2,748,080 (equivalent to $387,059 to the Company bearing interest at 8% per annum and payable on demand, which offset by RMB255,000 ($35,916) debt transferred from two related parties mentioned above. Pursuant to the agreement, the principal amount of RMB2,493,080 (equivalent to $351,142) unpaid and accrued interest of RMB167,284 ($23,561), was waived by Suzhou Litai for the sake of business relationship. The Company recognized RMB2,660,364 ($375,699) as other income during the year ended December 31, 2023.

FS-30

9. ACCOUNTS PAYABLE

Accounts consisted of the following:

	December 31, 2023	December 31, 2022
Accounts payable	$1,785,305	$3,158,373

10. ACCRUED EXPENSES AND OTHER LIABILITIES

	December 31, 2023	December 31, 2022
Accrued legal expenses (i)	$2,127,763	$2,190,296
Accrued payroll and welfare	439,731	309,353
Payable for purchase of property, plant and equipment	257,494	422,327
Interest payable	5,819	820
Income tax payable	-	2,155
Other payable for endorsed notes receivable (ii)	15,493	628,098
Accrued professional fees (iii)	279,081	-
Others	65,456	38,577
Total	$3,190,837	$3,591,626

(i) Accrued legal expense- On May 18, 2022, a customer of the Company filed a lawsuit in Guiyang Municipal Huaqi District People’s Court, Guizhou Province, against Huizhou Yipeng for failure to pay pursuant to the terms of the contract for selling battery packs. The plaintiff sought a total amount of $836,537 (RMB5,769,760) for the relevant battery replacing cost and labor cost. On June 13, 2022, the Court rebuked Huizhou Yipeng’s appeals. On March 6, 2023, the Court entered into a judgment that Huizhou Yipeng was liable for the above mentioned expenses. The Company thus accrued the legal expense of $0.8 million (RMB5.8 million) in full as of December 31, 2022 accordingly.

In November 2022, a customer of the Company filed the lawsuit in Nanjing Shushui District People’s Court, Jiangsu Province, against Huizhou Yipeng on product quality, demanding outstanding payable of $0.4 million (RMB2.5 million). The Company assessed the case seriously, and recognized the remaining accrued liability of $0.2 million (RMB1.6 million) as of December 31, 2023 and 2022, respectively. (See Note 21-Commitments and Contingencies - (ii) litigation).

In 2021, a user of the Company’s product filed a lawsuit in Xianning, Hubei Province against a Company’s customer (first defendant) and the Company (the second defendant). The Company accrued RMB7,459,000 ($1.1 million) lawsuit compensation expense during the year ended December 31, 2021. (See Note 21-Commitments and Contingencies - (ii) litigation).

(ii) The Company endorsed the notes receivable not yet due for making payments to suppliers as of December 31, 2023 and 2022.

(iii) accrued professional fees related to Business Combinations.

11. PRODUCT WARRANTY PROVISION

The movement of product warranty provision is as following:

	December 31, 2023	December 31, 2022
Balance at beginning of year	$3,438,160	$5,577,060
Warranty costs incurred	(1,205,002)	(2,013,794)
Provision for new warranties	42,176	256,433
Foreign exchange adjustment	649,736	(381,539)
Balance at end of year	2,925,070	3,438,160
Less: Current portion	2,008,484	2,281,360
Non-current portion	$916,586	$1,156,800

FS-31

Warranty provisions are based upon historical experience. Changes in provisions related to pre-existing legacy products were made based on actual claims and intensive testing and analysis on the legacy products.

The cost of repairs and replacement, and the frequency of claims corresponding to the products sold by the Company from 2018 to 2021 have increased due to the fact that the components purchased from one supplier do not meet the Company’s quality standards. As a result, the Company determined that the impacted legacy products sold due to the need to be repaired or replaced before the expiration of the warranty term resulted in provision of product warranty liability totaling $8.5 million (RMB58.7 million) related with this matter from 2018 to 2021. As of December 31, 2023, the remaining product warrant liability provision for this legacy supplier was around $2.1 million.

12. LONG-TERM LOAN PAYABLE

	December 31, 2023	December 31, 2022
Current portion of long-term loan payable	$492,965	$-
Long-term portion of long-term loan payable	246,482	-
Total loan payable with pledged assets	$739,447	$-

On June 16, 2023, the Company entered into a two-year pledged long-term loan payable of RMB7.0 million ($965,344), with a third party lender, payable in monthly installments of RMB291,666 ($40,227), bearing interest at 6.8 % per annum, with carrying value of machinery equipment of $1,873,612 pledged. The Company recorded interests of RMB239,467 ($33,818) during the year ended December 31, 2023.

13. INCOME TAXES

Corporate income tax

Cayman Islands

Under the current laws of the Cayman Islands, Elong Power Holding Limited (“Elong Power”) is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

The Company’s subsidiary, Elong Power International Co, Limited (“Elong Power International”) is incorporated in the BVI and under the current laws of the BVI, Elong Power International is not subject to tax on income or capital gain. In addition, payments of dividend by the subsidiary to their shareholders are not subject to withholding tax in the BVI.

Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, the Company’s Hong Kong subsidiary, Elong Power (Hong Kong) International Limited (“Elong Power (Hong Kong)”) is subject to 16.5% income tax on its taxable income generated from operations in Hong Kong. On December 29, 2017, Hong Kong government announced a two-tiered profit tax rate regime. Under the two-tiered tax rate regime, the first HKD $2.0 million assessable profits will be subject to an 8.25% lower tax rate and remaining taxable income will continue to be taxed at the existing 16.5% tax rate. The two-tiered tax regime becomes effective from the assessment year of 2018, which is on or after April 1, 2018. The application of the two-tiered rates is restricted to only one nominated enterprise among connected entities. The Company did not make any provisions for Hong Kong profit tax as there were no assessable profits derived from or earned in Hong Kong for any of the periods presented.

FS-32

The PRC

The Company’s subsidiaries that are each incorporated in the PRC are subject to Corporate Income Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with the new PRC Enterprise Income Tax Laws (“PRC Income Tax Laws”) effective from January 1, 2008. Pursuant to the PRC Income Tax Laws, the Company’s PRC subsidiaries are subject to a CIT statutory rate of 25%.

Pursuant to Announcement on the Continuation of the Corporate Income Tax Policy for the Development of the Western Region issued by Department of Finance Ministry, State Taxation Administration, National Development and Reform Committee on April 23, 2020 (Notice No. 2020-23), the Company’s subsidiary, Ganzhou Yipeng Energy & Technology Co., Ltd. (“Ganzhou Yipeng “) is entitled to a reduced income tax rate of 15% from January 1, 2021 to December 31, 2030.

The Company’s provision for income taxes expenses consisted of:

	For the Years Ended December 31,
	2023	2022
PRC income tax
Current	$-	$2,208
Deferred	-	-
Total	$-	$2,208

Reconciliations of the income tax expenses (benefits) computed by applying the PRC statutory income tax rate of 25% to the Company’s income tax expenses of the years presented are as follows:

	For the Years Ended December 31,
	2023	2022

Income (loss) before income taxes	$(7,446,001)	$(9,766,164)
Tax credit at PRC corporate income tax rate of 25%	(1,861,500)	(2,441,541)
Tax effect of entity at preferential tax rate	576,274	453,498
Adjustments of impact from prior period NOL	248,522	-
Non-deductible expenses	14,467	2,237
Permanent differences	(83,542)	-
Changes in valuation allowance	1,105,779	1,988,014

Income tax expenses	$-	$2,208

The Company considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will be more-likely-than-not realized. This assessment considers, among other matters, the nature, frequency and severity of recent loss and forecasts of future profitability. These assumptions require significant judgment, and the forecasts of future taxable income are consistent with the plans and estimates the Company is using to manage the underlying businesses. The statutory income tax rate of 25% or applicable preferential income tax rates were applied when calculating deferred tax assets.

The Company’s deferred tax assets (liabilities) consisted of the following components:

	December 31,
	2023	2022
Deferred tax assets
Net operating loss carry-forwards	$5,962,064	$4,896,121
Accrued cost and expense	838,747	997,971
Allowance for doubtful accounts and inventory provision	922,030	896,946
Provision for warranty liability	491,898	786,395
Lease expense	808,349	588,183
Others	5,626	(6,818)
Less: valuation allowance	(9,028,714)	(8,158,798)
Deferred tax assets, net of valuation allowance	$-	$-

FS-33

A valuation allowance is provided against deferred tax assets when the Company determines that it is more-likely-than-not that the deferred tax assets will not be utilized in the future.

The Company has tax losses arising in Mainland China of US$28,552,942 (RMB202,186,239) that will expire in one to five years for deduction against future taxable profits.

14. EMPLOYEE BENEFIT PLAN

Companies operating in China are required to participate in various government sponsored employee benefit plans, including certain social insurance, housing provident funds and other welfare-oriented payment obligations, and contribute to the plans in amounts equal to certain percentages of salaries, including bonuses and allowances, of our employees up to a maximum amount specified by the local government from time to time at locations where we operate our businesses. The requirement of employee benefit plans has not been implemented consistently by the local governments in China given the different levels of economic development in different locations. Currently, our PRC subsidiaries are making contributions to the plans based on the minimum standards as required by law for most employees. With respect to the underpaid or unpaid employee benefits, we may be required to complete registrations, make up the contributions for these plans as well as to pay late fees and fines. If we are subject to late fees or fines in relation to the underpaid or unpaid employee benefits, our financial condition and results of operations may be adversely affected. We may also be subject to regulatory investigations and other penalties if our other employment practices are deemed to be in violation of relevant PRC laws and regulations.

The Company accrues for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The total employee benefits expensed as incurred were $301,274 (RMB 2,133,349) and $362,167(RMB2,437,296) for the years ended December 31, 2023 and 2022, respectively.

15. RELATED PARTY BALANCES AND TRANSACTIONS

The principal related parties with which the Company had transactions for the years ended December 31, 2023 and 2022 presented are as follows:

a) Related Parties -

Name	Relationship with the Company

Mr. Hongzhong Yu	Senior management of Huizhou Yipeng
Mr. Jianqian Shu	Shareholder of the Company
Mr. Zhijiang Chen	Director of the Company
Mr. Jiliang Dong	Senior management of Huizhou Yipeng
Mr. Haijun Weng	Senior management of Huizhou Yipeng
Shenzhen High-power Technology Co., Ltd.	Affiliate of non-controlling interest shareholder
Huizhou Kelie Precision Products Co., Ltd.	Affiliate of non-controlling interest shareholder
Beijing Xinlongmai Enterprise Management Co., Ltd. (“ Beijing Xinlongmai”)	Afficilate of non-controlling interest shareholder
Huizhou Highpower Technology Co., Ltd. (“Huizhou High power”)	Afficilate of non-controlling interest shareholder power”)
Ms. Xiaodan Liu	CEO of Elong Power
Mr. Shilin Xun	Senior management of the Company

FS-34

b) Related party transactions

The following table consists of the purchases that have been entered into with related parties:

	For the Years Ended December 31,
	2023	2022
Purchase of raw materials from a related party
– Huizhou Kelie Precision Products Co., Ltd.	$36,380	$65,246

The following table consists of the financing that have been entered into with related parties:

		For the Years Ended December 31,
	Note	2023	2022
Proceeds from related parties
– Beijing Xinlongmai Enterprise Management Co., Ltd. (“ Beijing Xinlongmai”), afficilate of non-controlling interest shareholder power”)	(a)	$423,663	$-
– Huizhou Highpower Technology Co., Ltd. (“Huizhou High, afficilate of non-controlling interest shareholder power”)	(a)	141,221	-
Total		$564,884	$-

Repayment of loan to related parties
- Mr. Zhijiang Chen, Director of the Company	(b)	-	28,233
Total		$-	$28,233

c) Short-term loans payable to related parties

	Note	December 31, 2023	December 31, 2022
Beijing Xinlongmai Enterprise Management Co., Ltd. (“ Beijing Xinlongmai”)	(a)	$422,541	$-
Huizhou Highpower Technology Co., Ltd. (“Huizhou High power”)	(a)	140,847	-
Total		$563,388	$-

(a)

On October 30, 2023, the Company entered into two one-year loans with its related parties Beijing Xinlongmai Enterprise Management Co., Ltd. (“ Beijing Xinlongmai”) and Huizhou Highpower Technology Co., Ltd. (“Huizhou Highpower”) of RMB 3 million (US$0.4 million) and RMB 1 million (US$0.1 million), respectively, both bearing zero interest rate and payable on demand.

The Company received the principal of RMB 3 million (US$0.4 million) and RMB 1 million (US$0.1 million) on October 30, 2023 and November 8, 2023, respectively.

(b)	The loan borrowed from Mr. Chen was unsecured, 0.0% interest bearing and payable on demand, and paid in full on May 19, 2022.

During years ended December 31, 2023 and 2022 interest expense of nil was incurred on the Company’s borrowings from related parties, respectively.

FS-35

d) Amounts due from related parties

Amounts due from related parties consisted of the following for the periods indicated:

	Relationship	December 31, 2023	December 31, 2022	Note
Mr. Jianqin Shu	Shareholder of the Company	$108	13,049	Employee advance
Mr. Jiliang Dong	Senior management of Huizhou Yipeng	-	23,923	Employee advance
Mr. Haijun Weng	Senior management of Huizhou Yipeng	141	-	Employee advance
Total		$249	$36,972

3) Amounts due to related parties

Amounts due to related parties consisted of the following for the periods indicated:

	Relationship	December 31, 2023	December 31, 2022	Note
Mr. Hongzhong Yu	Senior management of Huizhou Yipeng	$2,575	$1,476	Payable for employee reimbursement
Mr. Jianqin Su	Senior management of Huizhou Yipeng	198	-	Payable for employee reimbursement
Mr. Jiliang Dong	Senior management of Huizhou Yipeng	607	-	Payable for employee reimbursement
Ms. Xiaodan Liu	CEO and Board Chair of Elong Power	75,173	-	Payable for employee reimbursement
Mr. Shilin Xun	Senior management of the Company	1,715	-	Payable for employee reimbursement
Huizhou Kelie Precision Products Co., Ltd.	Affiliate of non-controlling interest shareholder	36,285	-	Payable for raw material purchases on behalf of the Company
Shenzhen High-power Technology Co., Ltd.	Affiliate of non-controlling interest shareholder	43,885	45,174	Payable to affiliate for expenses paid on behalf of the Company
Total		$160,438	$46,650

16. MEZZANINE EQUITY

On October 1, 2022, Huizhou City Yipeng Energy Technology Co., Ltd. (“Huizhou Yipeng”), the Company’s subsidiary in PRC, entered into an Investment Agreement (the “Investment Agreement-October”) with a third party investor, pursuant which this investor subscribed Huizhou Yipeng’s equity in all legal form but with redemption right upon the triggering of certain events. The Company received the invested fund of RMB70 million ($9.7million) in aggregate.

FS-36

The Investment Agreement-October set certain conditions for this investor to have the right to require the Company to repurchase all or part of the equity held by this investor in Huizhou Yipeng (the investor has the option), when one of the following repurchase triggering events occurs:

(i) financial target such as net profit or taxable income not achieved starting from 2023;

(ii) any material management misconduct such as concealing any external guarantees or liabilities from the investors; or, Company losing necessary licenses for production and operation; or, is placed in custody or entering bankruptcy or liquidation procedures; or being listed as dishonest persons subject to enforcement by the People’s Court, and causing substantial obstacles to the company’s continued operations, which have not been resolved for more than 18 months.

The redemption price shall be all of part of the capital injected by this investor.

The Company accounts for this investment subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity”. which regulates redeemable equity (including ordinary share that feature redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity.

As a result, the Company initially measured the RMB 70 million (USD 9.7 million) as mezzanine equity upon receipts. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period.

From March to August 2023, the investor subscribed additional redeemable capital of Huizhou Yipeng’s equity for a consideration of RMB30.0 million ($4.2 million) in aggregate.

During the year ended December 31, 2022, no trigger events had been incurred, and no accretion of redemption was charged for the year ended December 31, 2022.

As a part of the Reorganization, this investor, with other non-redeemable shareholders of Huizhou Yipeng entered into the Reorganization Framework Agreement with the Company. Pursuant to which, this investor was issued Warrant Shares which is entitled to exchange from the Company up to 22,983,156 Class A Ordinary Shares, and by the ratio of 1:1 subject to the satisfaction of conditions upon their completion of ODI Approvals.

Upon the signing of the Reorganization Framework, all the investment agreement with purchase back terms were cancelled if the SPAC announced the Agreement and Plan of Merger (“Merger Agreement”), the mezzanine equity was classified as perm equity upon the announcement on December 1, 2023.

As a result, there was no balance of mezzanine equity as of December 31, 2023.

17. EQUITY

Ordinary shares

On August 18, 2023, Elong Power Limited was incorporated in the Cayman Islands. On October 21, 2023, Elong Power became the holding company pursuant to the Reorganization described in Note 1. In connection with the Reorganization and 500,000,000 authorized shares of Elong Power, including

●	4,000,000,000 Class A ordinary shares of par value of US$0.00001, entitled to one voting each;
●	1,000,000,000 Class B ordinary shares of par value of US$0.00001, entitled to fifty voting each

FS-37

Upon the Reorganization, Elong Power issued totaling 6,845,290 Class A ordinary shares to four shareholders and 16,538,142 Class B ordinary shares to one shareholder in exchange for respective equity interests that they held in Huizhou Yipeng immediately after the Reorganization. Share data have been retrospectively restated to give effect to the reorganization that is discussed in Note 1.

As of December 31, 2023 and 2022, Elong Power had issued and outstanding Class A ordinary shares of 6,845,290 and Class B ordinary share of 16,538,142, respectively.

18. STATUTORY RESERVE AND RESTRICTED NET ASSETS

As stipulated by the relevant laws and regulations in the PRC, company established in the PRC (the “PRC subsidiary”) is required to maintain a statutory reserve made out of profit for the year based on the PRC subsidiary’ statutory financial statements which are prepared in accordance with the accounting principles generally accepted in the PRC. The amount and allocation basis are decided by the director of the PRC subsidiary annually and is not to be less than 10% of the profit for the year of the PRC subsidiary. The aggregate amount allocated to the reserves will be limited to 50% of registered capital for certain subsidiaries. Statutory reserve can be used for expanding the capital base of the PRC subsidiary by means of capitalization issue. In addition, as a result of the relevant PRC laws and regulations which impose restriction on distribution or transfer of assets out of the PRC, the Company had PRC statutory reserve of $708,470 and $708,470 as of December 31, 2023 and 2022, respectively.

The Company also complies with PRC safety production regulations on battery industry to set aside reserve of $595,720 and $558,822 as of December 31, 2023 and 2022, which are under restriction for distribution and included in the balance of accumulated deficit in the equity table.

19. LOSS PER SHARE

The following is the calculation of loss per share:

	For the Years Ended December 31,
	2023	2022
Net loss	$(7,446,001)	$(9,768,372)

Weighted average shares outstanding for Class A and Class B – basic and diluted	23,383,432	23,383,432

Loss per share
Basic	$(0.32)	$(0.42)
Diluted	$(0.32)	$(0.42)

20. SEGMENT REPORTING

The Company’s chief operating decision maker has been identified as the Chief Executive Officer (“CEO”) who reviews financial information of operating segments based on US GAAP amounts when making decisions about allocating resources and assessing performance of the Company.

The Company determined that it operated in one operating segment includes the manufacture, commercialization and distribution of a wide variety of battery cells and battery packs for use in a wide array of applications.

FS-38

The Company primarily operates in the PRC and substantially all of the Company’s long-lived assets are located in the PRC.

	For the Years Ended December 31,
	2023	2022

Revenues	$3,162,739	$6,815,548
Less:
Cost of revenues (i)	2,780,959	4,458,501
Cost of revenue – idle capacity (ii)	675,678	569,618
Reversal from credit losses and provision for doubtful accounts	(301,002)	1,211,221
Provision of obsolete inventory	184,712	323,802
Provision for warranty liability	42,176	256,433
Staff cost	2,884,221	2,635,621
Lease expense	1,619,897	2,117,011
Depreciation and amortization expense	1,385,840	1,998,487
Relocation and demolition fees	-	225,327
Interest expense	99,229	526,999
Charges of legal compensation and contract default penalty expense	30,295	1,007,950
Income tax expense	-	2,208
Other segment items*	1,206,735	1,250,742

Segment net loss	(7,446,001)	(9,768,372)

Consolidated net loss	$(7,446,001)	$(9,768,372)

Consolidated total assets	$37,503,088	$44,546,820

(i) Cost of revenues excludes provision of obsolete inventory, staff cost, depreciation and amortization expense, and lease expense which are separately listed above.

(ii) Cost of revenue – idle capacity excludes staff cost, depreciation and amortization expense, and lease expense which are separately listed above, which was calculated by the monthly actual expenses times (x) monthly capacity utilization ratio.

*Other segment items include selling expenses, remaining general and administration expenses, and other income (expense).

21. COMMITMENTS AND CONTIGENCIES

(i) Capital Commitments

As of December 31, 2023 and 2022, the Company had no capital commitments.

(ii) Litigation

From time to time, we may become involved in legal proceedings or be subject to claims arising in the ordinary course of our business. Our subsidiaries in PRC have significant litigations in contractual disputes in court. The Company records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Company reviews the need for any such liability on a regular basis.

FS-39

The following table sets forth the current legal proceedings that we are involved, which, if determined adversely to us, would individually or in the aggregate have a material adverse effect on our business, financial condition or results of operations.

No.	Plaintiff	Defendant	Cause of Action	Status on December 31, 2023	Fund Frozen Amount* (USD) as of December 31, 2023	Fund Frozen Amount* (USD) Subsequent	Status of Subsequent Updates to the Filing Date	Name of the Court
1	Shenzhen Haiying Science & Technology Co., Ltd.	Ganzhou Yipeng & Huizhou Yipeng	Contractual Dispute	Case applying for preservation	64,752	-	No change	Shenzhen Futian District People’s Court
2	Xianning Fengdan Public Transportation Co., Ltd. (i)	Huizhou Yipeng & Ganzhou Yipeng	Contractual Dispute	Judgment effected	2,806,927	3,777,138	1) Frozen fund has been increased by the court totaling $3.8 million. 2) Company is preparing for the 2nd appeal	Xianning Xianan People’s Court
3	Mr Chaoyang Hong-unrelated party	Huizhou Yipeng & Ganzhou Yipeng	Contractual Dispute	Final judgment effected	49,969	-	No change	Huizhou Huicheng District People’s Court
4	Ganzhou Darui Machinery Equipment Co., Ltd.	Ganzhou Yipeng & Huizhou Yipeng	Contractual Dispute	Case applying for preservation	19,685	-	No change	Ganzhou Economic Development Zone People’s Court
5	Shenzhen Yuqiang Co., Ltd	Ganzhou Yipeng	Contractual Dispute	Case applying for preservation	-	11,063	No change	Zhongshan No 2 People’s Court
6	Suzhou Qinglizi New Energy Science Technology Co.,Ltd.	Huizhou Yipeng & Ganzhou Yipeng	Contractual Dispute	Case applying for preservation	-	13,944	No change	Tiacang People’s Court
7	Anfeinuo Auto Connection System (Changzhou) Co. Ltd.	Huizhou Yipeng	Contractual Dispute	Case applying for preservation	-	14,085	No change	Changzhou High-Tech Development Zone People’s Court
8	Shenzhen Haoneng Science & Technology Co., Ltd.	Ganzhou Yipeng	Contractual Dispute	Case applying for preservation	126,762	-	No change	Shenzhen Pingshan District People’s Court
9	Shenzhen Kaifu Machinery Equipment Co., Ltd.	Ganzhou Yipeng	Contractual Dispute	Case applying for preservation	20,393		No change	Shenzhen Longgang District People’s Court
11	Nanjing Golden Dragon bus Co., Ltd. (ii)	Huizhou Yipeng	Contractual Dispute	Judgment effected	2,394,400	-	1) Frozen fund has been released by the court. 2) Company is preparing for the 2nd appeal.	Shushui District People’s Court
10	Yutong Bus Co.,Ltd. (iii)	Huizhou Yipeng & Elong Power (Ganzhou)	Contractual Dispute	Case applying for preservation	-	1,841,884	No change	Zhengzhou Guancheng District People’s Court
11	Suzhou Industrial Park Deyanfu Machinery Equipment Co., Ltd.	Huizhou Yipeng	Contractual Dispute	Case applying for preservation	12,764	-	No change	Suzhou Industrial Park People’s Court
12	Shenzhen Yanxiangda Science & Technology Co., Ltd.	Huizhou Yipeng	Contractual Dispute	Case applying for preservation	-	47,741	No change	Shenzhen Guangming District People’s Court
13	Shenzhen Lingyueda Technology Co., Ltd	Huizhou Yipeng	Contractual Dispute	Case applying for preservation	-	13,996	No change	Shenzhen Guangming District People’s Court
				Total amount:	$5,495,652	$5,719,851

*The courts set up this maximum amount which is to be restricted based on each litigation status. The actual frozen cash amount caused by the court orders was $307,826 and $866 as of December 31, 2023 and 2022, respectively.

i) In 2021, a user of the Company’s product filed a lawsuit in Xianning, Hubei Province against a Company’s customer (first defendant) and the Company (the second defendant). On May 19, 2022, the Company was judged by the court to pay RMB7,459,000 ($1.2 million) and RMB1,000 ($145) per day per vehicle from March 1, 2022 till all vehicles are in normal operation which resulted in an estimate amount around RMB 39,000,000 ($5.4 million). The Company accrued RMB7,459,000 ($1.2 million) lawsuit compensation charge during the year ended December 31, 2021. While the additional estimated RMB 39,000,000 ($5.4 million) loss is not accrued based on the Company’s assessment that this loss contingency is reasonably possible but not probable according to ASC 450-20-50-5 as of the date of this consolidated financial statements are issued. In the opinion of the Company, the above settlements were not in line with legal proceedings and lack of legal evidence. As of the date the consolidated financial statements are issued, the Company is on the going process of this appealing lawsuit.

FS-40

ii) In November 2022, a customer of the Company filed the lawsuit in Jiangsu Province against Huizhou Yipeng, demanding outstanding payable of US$0.4 million (RMB2.5 million) and claiming compensation in the amount of US$2.1 million (RMB14.0 million). The Company assessed and recognized an accrued liability of US$0.4 million (RMB2.5 million) accordingly. Right now the case was in the process of appealing, and the Company considered the remaining US$2.1 million (RMB14.0 million) as uncertain due to lack of legal supporting.

iii) On March 7, 2024, a customer of the Company filed a lawsuit in Zhengzhou, Henan Providence against Huizhou Yipeng and Elong Power (Ganzhou), demanding a compensation charge with amount of RMB 13,077,192 ($1.8 million) which was caused by the product quality issue. The case is still in its early stage and the Company believed this loss contingency should be properly disclosed without accrual since the likelihood of the loss is reasonably possible but not probable according to ASC 450-20-50-5 based on its assessment.

The Company is subject to legal proceedings and regulatory actions in the ordinary course of business, such as disputes with customers and suppliers. The results of such proceedings cannot be predicted with certainty, but the Company does not anticipate that the final outcome arising out of any of such matters will have a material adverse effect on the consolidated balance sheets, comprehensive loss, or cash flows on an individual basis or in the aggregate. As of December 31, 2023 and 2022, other than as disclosed above, the Company is not a party to any material legal or administrative proceedings.

(iii) Registration Rights

The Sponsor of TMT Acquisition Corp and certain Company shareholders (including the holders of Warrant Shares) will at or prior to the closing of the Business Combination, enter into a registration rights agreement with the Company, in a form agreed to by the parties to the Business Combination Agreement, provided that such registration rights agreement will have customary terms and conditions including at least three (3) sets of demand registration rights and piggyback rights, which registration rights agreement will become effective as of the closing of the Business Combination.

FS-41

(iv) Finder Fees

On April 21, 2023, TMT Acquisition Corp (“TMT”) signed a Finder’s Engagement Agreement with a third-party named Ever Talent Consultants Limited (“Ever Talent”), and per the agreement, Ever Talent is responsible for identifying and introducing the acquisition target to TMT with the exchange consideration of 900,000 ordinary shares (“Finder Fees”) to be issued by the company of combined listing entity upon the closing of the business combination. Guided by ASC 718 and ASU 2018-07, this transaction is accounted for as nonemployee performance-based payment awards, with the grant date as April 21, 2023 the agreement signing date, and the estimated fair value of the Finder Fees in the amount of $9,000,000 at $10 per share. In addition, per ASC 718-10-25-20, the accruals of compensation cost for this award with performance condition shall be based on the probable outcome of that performance condition. Consider the uncertainty of the business combination, the related compensation cost will not be recognized until the closing date of the business combination.

22. CONCENTRATION AND CREDIT RISK

(a) Customer Concentrations

The Company had the following customers that individually comprised 10% or more of net revenue for the years ended December 31, 2023 and 2022 as follows:

	For the Years Ended December 31,
	2023	2022
Percentage of the Company’s sales of finished goods and raw materials
Customer A	23%	17%
Customer B	17%	* %
Customer C	14%	2%
Customer D	* %	45%

*represent percentage less than 10%

The Company had the following customers that individually comprised 10% or more of net account receivable (included VAT) as of December 31, 2023 and 2022 as follows:

	As of December 31,
	2023	2022
Percentage of the Company’s accounts receivables
Customer A	31%	30%
Customer B	34%	28%
Customer C	22%	20%
Customer D	* %	18%

(b) Supplier Concentration

The Company relies on third parties for the supply of raw materials. In instances where these parties fail to perform their obligations, the Company may find alternative suppliers in the open market.

FS-42

The Company had the following suppliers that individually comprised 10% or more of net purchase for the years ended December 31, 2023 and 2022 as follows:

	For the Years Ended December 31,
	2023		2022
Percentage of the Company’s net purchase of raw materials
Supplier A	*	%	34%

*represent percentage less than 10%

The Company had the following suppliers that individually comprised 10% or more of account payable as of December 31, 2023 and 2022 as follows:

	As of December 31,
	2023		2022
Percentage of the Company’s account payable
Supplier A	*	%	21%
Supplier B	11%		11%

*represent percentage less than 10%

(c) Credit Risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents and pledged deposits. As of December 31, 2023 and 2022 substantially all of the Company’s cash and cash equivalents were held by major financial institutions and online payment platforms located in the PRC, which management believes are of high credit quality. The Company has not experienced any losses on cash and cash equivalents to date. The Company does not require collateral or other securities to support financial instruments that are subject to credit risk.

For the credit risk related to trade accounts receivable, the Company performs ongoing credit evaluations of its customers and, if necessary, maintains reserves for potential credit losses.

23. SUBSEQUENT EVENTS

The Company has evaluated subsequent events and transactions that occurred after the balance sheet date through the date the consolidated financial statements were issued and no subsequent events, other than noted below, occurred that require accrual or disclosure.

Litigation

On March 7, 2024, a customer of the Company filed a lawsuit on product and contractual amount. Please refer to Note 21. COMMITMENTS AND CONTIGENCIES-ii) litigation.

FS-43

Loans to TMT

On February 27, 2024, April 1, 2024 and May 9, 2024, the Company advanced $200,000, $300,000 and $300,000, respectively, to TMT in order to pay for TMT’s extension fee in relation to its initial business combination. TMT issued three convertible promissory notes of $200,000, dated February 27, 2024, $300,000, dated April 1, 2024, and $300,000, dated May 9, 2024, respectively, to the Company with a principal amount of $200,000, $300,000 and $300,000 to evidence the advance. The promissory notes bear no interest and are repayable in full upon consummation of TMT’s initial business combination. The Company may, at its election, convert the promissory notes, in whole or in part, into TMT Units, provided that written notice of such intention is given to TMT at least two (2) business days prior to the consummation of TMT’s initial business combination. The number of TMT Units to be received by the Company in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Company by (y) $10.00. Each TMT Unit consists of one (1) TMT Ordinary Share and one (1) right to receive two-tenths (2/10) of one (1) TMT Ordinary Share.

24. CONDENSED FINANCIAL INFORMATION OF THE PARENT COMPANY

Pursuant to the requirements of Rule 12-04(a), 5-04(c) and 4-08(e)(3) of Regulation S-X, the condensed financial information of the parent company shall be filed when the restricted net assets of consolidated subsidiaries exceed 25 percent of consolidated net assets as of the end of the most recently completed fiscal year. The Company performed a test on the restricted net assets of consolidated subsidiaries in accordance with such requirement and concluded that it was applicable to the Company as the restricted net assets of the Company’s PRC subsidiary exceeded 25% of the consolidated net assets of the Company, therefore, the condensed financial statements for the parent company are included herein.

For purposes of the above test, restricted net assets of consolidated subsidiaries shall mean that amount of the Company’s proportionate share of net assets of consolidated subsidiaries (after intercompany eliminations) which as of the end of the most recent fiscal year may not be transferred to the parent company by subsidiaries in the form of loans, advances or cash dividends without the consent of a third party.

The condensed financial information of the parent company has been prepared using the same accounting policies as set out in the Company’s consolidated financial statements except that the parent company used the equity method to account for investment in its subsidiaries. For the parent company, the Company records its investments in subsidiaries under the equity method of accounting as prescribed in ASC 323, Investments – Equity Method and Joint Ventures. Such investment is presented on the condensed balance sheets as “Investment in subsidiaries” and the respective profit or loss as “Equity in earnings of subsidiaries” on the condensed statements of operations.

The Company did not pay any dividend for the periods presented. As of December 31, 2023 and 2022, there were no material contingencies, significant provisions for long-term obligations, or guarantees of the parent company, except for those which have been separately disclosed in the consolidated financial statements, if any.

As of December 31, 2023 and 2022, the parent company’s share of losses of an investee exceed the carrying amount of an investment accounted for by the equity method. Due to the fact that Elong Power was committed to provide financial support for the subsidiaries, the parent company continued to applying the equity method in accordance with ASC 323-10-35-20.

Basis of presentation

The condensed financial information of the Parent Company has been prepared using the same accounting policies as set out in the Company’s consolidated financial statements.

Investments in subsidiaries

The Parent Company and its subsidiaries were included in the consolidated financial statements where inter-company balances and transactions were eliminated upon combination.

FS-44

CONDENSED FINANCIAL INFORMATION OF PARENT COMPANY

BALANCE SHEETS

(Amounts in US$, except for number of shares and per share data)

	December 31, 2023	December 31, 2022
ASSETS
Investment in subsidiaries	$978,336	$-
TOTAL ASSETS	$978,336	$-

LIABILITIES
Investment deficit in subsidiaries	$-	4,920,074
TOTAL LIABILITIES	$-	4,920,074

SHARHOLDERS’ EQUITY
Class A ordinary shares, $0.00001 par value, 4,000,000,000 shares authorized,6,845,290 share issued and outstanding as of December 31, 2023 and 2022, respectively	$68	$68
Class B ordinary shares, $0.00001 par value, 1,000,000,000 shares authorized,16,538,142 share issued and outstanding as of December 31, 2023 and 2022, respectively	165	165
Additional paid in capital	38,502,737	24,550,821
Statutory reserve	708,470	708,470
Accumulated deficit	(38,790,191)	(30,814,044)
Accumulated other comprehensive income	557,087	634,446
TOTAL STOCKHOLDERS’ (DEFICIT) EQUITY	978,336	(4,920,074)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$978,336	$-

The accompanying notes are an integral part of these consolidated financial statements.

FS-45

CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Amounts in US$, except for number of shares and per share data)

	For the Years Ended December 31,
	2023	2022
OPERATING LOSS
Equity in loss of subsidiaries	$(7,446,001)	$(9,768,372)
Loss before income tax expense	(7,446,001)	(9,768,372)

income tax expenses	-	-

NET LOSS	(7,446,001)	(9,768,372)

Other comprehensive loss
Foreign currency adjustments	(77,359)	470,632

COMPREHENSIVE LOSS	$(7,523,360)	$(9,297,740)

FS-46

CONDENSED STATEMENT OF CASH FLOWS

There were no cash activities of the parent company for the years ended December 31, 2023 and 2022.

25. EVENTS (UNAUDITED) SUBSEQUENT TO THE DATE OF THE REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 26, 2024, Elong Power (Beijing) Co., Ltd. (“Elong Power (Beijing)”) was established in PRC as a wholly owned subsidiary of Elong Power (Hong Kong), primarily undertaking business functions including operations, sales and R&D. There were no significant activities under this entity during the period from April 26, 2024 to May 24, 2024.

On May 18, 2024, Elong Power (Beijing) entered into an energy storage equipment sales agreement, which became effective on May 30, 2024, with Nengjian Henan Urban Construction Engineering Co. The contract amount is RMB480,000,000 (USD 67,605,633) including tax.

On June 12, 2024, Elong Power (Beijing) entered into a battery pack sales agreement with Beijing Xinyuanhengyuan Technology Development Co., Ltd. which took effect on the same day. The contract amount is RMB80,000,000 (USD 11,267,606) including tax.

On July 2, 2024, the Company advanced $200,000 to TMT in order to pay for TMT’s extension fee in relation to its initial business combination. TMT issued a convertible promissory note of $200,000, dated as of July 1, 2024, to the Company with a principal amount of $200,000 to evidence the advance. The promissory note bears no interest and is repayable in full upon consummation of TMT’s initial business combination. The Company may, at its election, convert this promissory note, in whole or in part, into TMT Units, provided that written notice of such intention is given to TMT at least two (2) business days prior to the consummation of TMT’s initial business combination. The number of TMT Units to be received by the Company in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Company by (y) $10.00. Each TMT Unit consists of one (1) TMT Ordinary Share and one (1) right to receive two-tenths (2/10) of one (1) TMT Ordinary Share.

On August 14, 2024, the Company advanced $75,000 to TMT in order to pay for TMT’s extension fee in relation to its initial business combination. TMT issued a convertible promissory note of $75,000, dated as of August 14, 2024, to the Company with a principal amount of $75,000 to evidence the advance. The promissory note bears no interest and is repayable in full upon consummation of TMT’s initial business combination. The Company may, at its election, convert this promissory note, in whole or in part, into TMT Units, provided that written notice of such intention is given to TMT at least two (2) business days prior to the consummation of TMT’s initial business combination. The number of TMT Units to be received by the Company in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Company by (y) $10.00. Each TMT Unit consists of one (1) TMT Ordinary Share and one (1) right to receive two-tenths (2/10) of one (1) TMT Ordinary Share.

On September 10, 2024, the Company entered into Subscription Agreements with the PIPE Investors, pursuant to which the Company agreed to issue 700,000 Class A Ordinary Shares, at a purchase price of $10.00 per share, in a private placement to be consummated concurrently with the Transaction. At the closing, each PIPE Investor will also enter into the registration rights agreement to be signed in connection with the closing of the Merger Agreement. Under the Subscription Agreements, the Company may not issue Class A or Class B Ordinary Shares or securities exercisable for, or exchangeable or convertible into Class A or Class B Ordinary Shares, for one year after the closing (subject to certain limited exceptions), without the consent of each PIPE Investor who still holds 20% of the shares originally purchased by it. In addition, as an inducement for the PIPE Investors to enter into the Subscription Agreements, Elong, the Investors and Gracedan Co., Limited, the holder of all of Elong’s issued and outstanding Class B Ordinary Shares (the “Supporting Shareholder”), agreed as follows:

(1) Within five (5) Trading Days after the last day of the Registration Adjustment Period, the Supporting Shareholder shall assign and transfer to each PIPE Investor a number of Class A Ordinary Shares so that, after such assignment and transfer, the quotient of (a) such PIPE Investor’s subscription amount, divided by (b) the sum of (i) the number of Class A Ordinary Shares purchased by such PIPE Investor under the Subscription Agreement and (ii) the number of Class A Ordinary Shares so transferred to such PIPE Investor by the Supporting Shareholder, shall equal the VWAP Price.

(2) The Supporting Shareholder shall convert, in accordance with Article 13 of the Elong M&A, such number of Class B Ordinary Shares held by it into Class A Ordinary Shares as is sufficient to satisfy the Supporting Shareholder’s obligations to transfer shares to the PIPE Investors.

(3) For the avoidance of doubt, in no event shall the Supporting Shareholder be required to assign and transfer, on an aggregate basis to all PIPE Investors, more than 2,100,000 Class A Ordinary Shares.

For the purposes of the foregoing, the “VWAP Price” is the greater of (a) 85% of the average of the three lowest daily volume weighted average prices of the Class A Ordinary Shares during the Registration Adjustment Period, and (b) $2.50. The “Registration Adjustment Period” is the ten trading day period ending on the later of (i) the date of effectiveness of a resale registration statement that, alone or in combination with other resale registration statements, includes all Class A Ordinary Shares issuable in the private placement that are then held by (or transferrable to) PIPE Investors who are not affiliates of the Company, (ii) the date that, in accordance with the advice of counsel to the Company, all such Class Ordinary Shares then held by (or transferrable hereunder to) the PIPE Investors who are not affiliates of the Company are eligible for resale pursuant Rule 144 under the Securities Act of 1933, as amended, without volume or manner of sale limitations, and (iii) the first anniversary of the closing of the private placement.

FS-47

TMT ACQUISITION CORP

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2024 (Unaudited)	December 31, 2023
ASSETS
Cash	$683	$46,778
Prepaid expenses	82,405	59,531
Total Current Assets	83,088	106,309

Investments held in Trust Account	65,455,907	63,460,478
Total Assets	$65,538,995	$63,566,787

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accrued liabilities	$678,953	$399,020
Due to related party	144,225	10,000
Convertible note – related party	300,000	-
Convertible note – others	500,000	-
Total Current Liabilities	1,623,178	409,020
Total Liabilities	1,623,178	409,020

Commitments and contingencies (Note 6)	-	-
Redeemable Shares:
Ordinary shares subject to possible redemption, 6,000,000 shares at redemption value of $10.91 and $10.58 per share as of June 30, 2024 and December 31, 2023, respectively	65,455,907	63,460,478

Shareholders’ Deficit:
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-	-
Ordinary shares, $0.0001 par value; 150,000,000 shares authorized; 2,140,000 shares issued and outstanding on June 30, 2024, and December 31, 2023	214	214
Additional paid-in capital	-	-
Accumulated Deficit	(1,540,304)	(302,925)
Total Shareholders’ Deficit	(1,540,090)	(302,711)
Total Liabilities and Shareholders’ Deficit	$65,538,995	$63,566,787

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

FS-48

TMT ACQUISITION CORP

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the three and six months ended June 30, 2024 and 2023

	For the three months ended June 30, 2024	For the three months ended June 30, 2023	For the six months ended June 30, 2024	For the six months ended June 30, 2023

Administrative fee – related party	$30,000	$30,000	$60,000	$40,000
Formation and operating costs	260,460	103,823	577,379	191,003
Total Expenses	$(290,460)	$(133,823)	$(637,379)	$(231,003)
Other Income
Income from investments held in Trust Account	$597,701	$602,526	$1,395,429	$602,526
Net Income	$307,241	$468,703	$758,050	$371,523

Weighted average shares outstanding of redeemable ordinary shares	6,000,000	6,000,000	6,000,000	3,082,873
Basic and diluted net income per share, redeemable ordinary shares	$0.09	$0.08	$0.18	$0.91
Weighted average shares outstanding of non-redeemable ordinary shares	2,140,000	2,140,000	2,140,000	1,828,840
Basic and diluted net loss per share, non-redeemable ordinary shares	$(0.11)	$(0.02)	$(0.15)	$(1.34)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

FS-49

TMT ACQUISITION CORP

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S (DEFICIT)/EQUITY (UNAUDITED)

For the three and six months ended June 30, 2024 and 2023

	Ordinary Shares	Amount	Additional paid-in capital	Accumulated deficit	Total Shareholders’ Deficit
Balance as of January 1, 2024	2,140,000	$214	$-	$(302,925)	$(302,711)
Subsequent measurement of ordinary shares subject to possible redemption	-	-	-	(797,728)	(797,728)
Net income	-	-	-	450,809	450,809
Balance as of March 31, 2024	2,140,000	$214	$-	$(649,844)	$(649,630)
Subsequent measurement of ordinary shares subject to possible redemption	-	-	-	(1,197,701)	(1,197,701)
Net income	-	-	-	307,241	307,241
Balance as of June 30, 2024	2,140,000	$214	$-	$(1,540,304)	$(1,540,090)

	Ordinary Shares		Additional Paid-in	Accumulated	Total Shareholders’
	Shares	Amount	Capital	Deficit	Equity

Balance as of January 1, 2023	1,725,000	$173	$24,827	$(9,897)	$15,103
Proceeds from sale of public units	6,000,000	600	59,999,400	-	60,000,000
Proceeds from sale of private placement units	370,000	37	3,699,963	-	3,700,000
Underwriter’s commission on sale of public units	-	-	(1,200,000)	-	(1,200,000)
Representative shares issued	270,000	27	1,741,473	-	1,741,500
Other offering costs	-	-	(2,668,701)	-	(2,668,701)
Initial measurement of Ordinary shares Subject to Redemption under ASC 480-10-S99 against additional paid-in capital	(6,000,000)	(600)	(58,644,600)	-	(58,645,200)
Allocation of offering costs to ordinary shares subject to redemption	-	-	3,781,346	-	3,781,346
Deduction for increases of carrying value of redeemable shares	-	-	(6,336,146)	-	(6,336,146)
Forfeiture of ordinary shares	(225,000)	(23)	23	-	-
Net loss	-	-	-	(97,180)	(97,180)
Balance as of March 31, 2023	2,140,000	$214	$397,585	$(107,077)	$290,722
Subsequent measurement of ordinary shares subject to possible redemption (interest earned on trust account)	-	-	-	(602,526)	(602,526)
Net income	-	-	-	468,703	468,703
Balance as of June 30, 2023	2,140,000	$214	$397,585	$(240,900)	$156,899

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

FS-50

TMT ACQUISITION CORP

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

For the six months ended June 30, 2024 and 2023

	For the six months ended June 30, 2024	For the six months ended June 30, 2023
Cash flows from operating activities:
Net income	$758,050	$371,523
Income from investments held in trust account	(1,395,429)	(602,526)
Changes in current assets and liabilities:
Due to related party	134,225	10,000
Prepaid expenses	(22,874)	(135,011)
Accrued liabilities	279,933	86,977
Net cash used in operating activities	$(246,095)	$(269,037)

Cash flows from investing activities:
Cash deposited into Trust Account	$(600,000)	$(61,200,000)
Net cash used in investing activities	$(600,000)	$(61,200,000)

Cash flows from financing activities:
Proceeds from sale of ordinary shares	$-	$60,000,000
Proceeds from private placement	-	3,221,664
Payment of underwriter’s discount	-	(1,200,000)
Proceeds from convertible note - related party	300,000	-
Proceeds from convertible note – others	500,000	-
Payments of offering costs	-	(483,918)
Net cash provided by financing activities	$800,000	$61,537,746

Net change in cash	$(46,095)	$68,709
Cash at beginning of period	46,778	47,478
Cash at end of period	$683	$116,187

Supplemental cash flow information:
Deferred offering costs charged to APIC	$-	$2,668,701
Note payable to related party converted to subscription of private placement	$-	$444,018
Receivable from the related party for purchase of the private placement	$-	$34,318
Allocation of offering costs to ordinary shares subject to redemption	$-	$3,781,346
Reclassification of ordinary shares subject to redemption	$-	$58,645,200
Remeasurement adjustment on ordinary shares subject to possible redemption	$1,995,429	$6,336,146
Issuance of representative shares at fair value	$-	$1,741,500
Forfeiture of ordinary shares	$-	$23

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

FS-51

TMT ACQUISITION CORP

Notes to the UNAUDITED CONDENSED consolidated financial statementS

NOTE 1 — ORGANIZATION AND BUSINESS OPERATIONS

TMT Acquisition Corp (the “Company”) was incorporated in the Cayman Islands on July 6, 2021. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

The Company is not limited to a particular industry or sector for purposes of consummating a business combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of June 30, 2024, the Company had not commenced any operations. All activity from July 6, 2021 (inception) through June 30, 2024 relates to the Company’s formation, the Initial Public Offering (“IPO”) and post-offering activities in search for a target to consummate a business combination, which is described below. The Company will not generate any operating revenues until after the completion of an initial business combination, at the earliest. The Company generated non-operating income in the form of interest income from the proceeds derived from the IPO. The Company has selected December 31 as its fiscal year end.

The Company’s ability to commence operations is dependent upon financial resources obtained through an IPO of 6,000,000 units on March 27, 2023 (the “Units” and, with respect to the ordinary share included in the Units being offered, the “Public Shares”) at $10.00 per Unit, which is discussed in Note 3, and the sale of 370,000 Units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit in private placements to 2TM Holding LP (the “Sponsor”) that was closed simultaneously with the IPO (see Note 4).

The Company granted the underwriters a 45-day option from the date of IPO to purchase up to 900,000 additional Units to cover over-allotments, if any, at the IPO price less the underwriting discounts and commissions. On March 30, 2023, 225,000 ordinary shares stand forfeited as the overallotment option was not exercised.

The underwriters were entitled to a cash underwriting discount of $0.20 per Unit, or $1,200,000 in the aggregate, which was paid upon the closing of the IPO.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and the sale of the Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a business combination. The stock exchange listing rules require that the business combination must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the assets held in the Trust Account (as defined below) (excluding the amount of deferred underwriting commissions and taxes payable on the income earned on the Trust Account). The Company will only complete a business combination if the post-business combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a business combination.

Upon the closing of the IPO, $10.20 per unit sold, including proceeds of the sale of the Private Placement Units, were held in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the completion of a business combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.

The Company will provide the holders of the outstanding Public Shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares either (i) in connection with a shareholder meeting called to approve the business combination or (ii) by means of a tender offer in connection with the business combination. The decision as to whether the Company will seek shareholder approval of a business combination or conduct a tender offer will be made by the Company. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.20 per Public Share, plus any pro rata interest then in the Trust Account, net of taxes payable). The Public Shares subject to redemption was recorded at a redemption value and classified as temporary equity upon the completion of the IPO in accordance with the Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

The Company will not redeem Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 (so that it does not then become subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement that may be contained in the agreement relating to the business combination. If the Company seeks shareholders’ approval of the business combination, the Company will proceed with a business combination only if the Company receives an ordinary resolution under Cayman Islands law approving a business combination, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company, or such other vote as required by law or stock exchange rule. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (the “SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a business combination. If the Company seeks shareholder approval in connection with a business combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the IPO in favor of approving a business combination. Additionally, each Public Shareholder may elect to redeem their Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against a proposed business combination.

FS-52

Notwithstanding the foregoing, if the Company seeks shareholder approval of the business combination and the Company does not conduct redemptions pursuant to the tender offer rules, a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares without the Company’s prior written consent.

The Sponsor has agreed (a) to waive its redemption rights with respect to any Founder Shares and Public Shares held by it in connection with the completion of a business combination and (b) not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Public Shares if the Company does not complete a business combination within the Combination Period (as defined below) or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust account and not previously released to pay taxes, divided by the number of then issued and outstanding Public Shares.

The Company will have until 12 months from the closing of the IPO to consummate a business combination (or up to 21 months from the closing of the IPO if we extend the period of time to consummate a business combination by the full amount of time) (the “Combination Period”). However, if the Company has not completed a business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to us to pay our taxes, if any (less up to $61,200 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board of Directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares it will receive if the Company fails to complete a business combination within the Combination period. However, if the Sponsor or any of its respective affiliates acquire Public Shares, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a business combination within the Combination Period. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the IPO price per Unit ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (1) $10.20 per Public Share and (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per Public Share, due to reductions in the value of trust assets, in each case net of the interest that may be withdrawn to pay taxes. This liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

FS-53

The Trust Account

Following the closing of the IPO, an aggregate of $61,200,000 of the net proceeds from the IPO and the sale of the Private Placement Units was deposited in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the completion of a business combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.

Liquidity and Capital Resources

The registration statement for the Company’s IPO was declared effective on March 27, 2023. On March 30, 2023, the Company consummated the IPO of 6,000,000 (“Public Units”), at $10.00 per Unit, generating gross proceeds of $60,000,000 which is described in Note 3.

Simultaneously with the closing of the IPO, the Company consummated the private placement of 370,000 units (the “Private Placement Units”) at a price of $10.00 per Placement Unit in a private placement to the Sponsor generating gross proceeds of $3,700,000 which is described in Note 4 and 5.

Transaction costs amounted to $3,868,701 consisting of $1,200,000 of underwriting fees and $2,668,701 of other offering costs.

As of June 30, 2024, the Company had $683 in its operating bank account and a working capital deficit of $1,540,090. The Company expects that it will need additional capital to satisfy its liquidity needs beyond the net proceeds from the consummation of the IPO and the proceeds held outside of the Trust Account for paying existing accounts payable, identifying and evaluating prospective business combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Initial Business Combination. In addition, in order to finance transaction costs in connection with a business combination, the Company’s Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan us funds as may be required. In connection with the Company’s assessment of going concern considerations in accordance with Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management believes that these conditions raise substantial doubt about the Company’s ability to continue as a going concern. In addition, if the Company is unable to complete a Business Combination within the Combination Period and such period is not extended, there will be a liquidation and subsequent dissolution. As a result, management has determined that such additional condition also raises substantial doubt about the Company’s ability to continue as a going concern.

Pursuant to our amended and restated memorandum and articles of association, we may extend the period of time to consummate a business combination up to three times, each by an additional three months (for a total of up to 21 months to complete a business combination) without submitting such proposed extensions to our shareholders for approval or offering our public shareholders redemption rights in connection therewith. In order to extend the time available for us to consummate our initial business combination, our sponsor or its affiliates or designees, upon ten days advance notice prior to the applicable deadline, must deposit into the trust account $600,000 ($0.10 per share) on or prior to the date of the applicable deadline, for each three month extension (or up to an aggregate of $1,800,000, or $0.30 per share if we extend for the full nine months). Any such payments would be made in the form of a loan. Any such loans will be non-interest bearing and payable upon the consummation of our initial business combination. If we complete our initial business combination, we would repay such loaned amounts out of the proceeds of the trust account released to us. If we do not complete a business combination, we will not repay such loans. On February 27, 2024, the Company issued a convertible note to Elong with a principal amount of $200,000 (“Convertible Note 1”). On March 19, 2024, the Company issued a convertible Promissory Note to Ms. Xiaozhen Li with a principal amount of $300,000 (“Convertible Note 2”). On April 1, 2024, the Company issued a convertible note to Elong with a principal amount of $300,000 (“Convertible Note 3”), no drawdown was made from Convertible Note 3. On May 9, 2024, the Company issued a convertible note to Elong with a principal amount of $300,000 (“Convertible Note 4”). As on June 30, 2024, the outstanding balance under such loan is $800,000.

On December 1, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, TMT Merger Sub, Inc., a Cayman Islands exempted company and a wholly owned subsidiary of the Company, and ELong Power Holding Limited, a Cayman Islands exempted company (“Elong”). Pursuant to such a merger agreement, the corporate existence of TMT Merger Sub will cease. Upon consummation of the Merger (the “Closing”), among other things, the Company will acquire all outstanding equity interests in Elong in exchange for ordinary shares of the Company with a value of $450,000,000 (based on an assumed value of $10.00 per ordinary share of the Company). Upon the effective time of the Merger (the “Effective Time”), all of the Class A Ordinary Shares, par value $0.00001 per share, of Elong (the “Elong Class A Ordinary Shares”) and Class B Ordinary Shares, par value $0.00001 per share, of Elong (the “Elong Class B Ordinary Shares”) will be exchanged for 45,000,000 Company’s Class A Ordinary Shares and Company’s Class B Ordinary (the “Initial Consideration”), respectively, less the number of Company’s Class A Ordinary Shares reserved for issuance upon exercise of the Assumed Warrants (as defined below), allocated among Elong’s shareholders on a pro rata basis.

Elong currently has outstanding warrants (“Elong Warrants”), some of which may not be able to be exercised for Elong Class A Ordinary Shares prior to the Closing as certain commercial and regulatory approvals needed in the People’s Republic of China for such holders of Elong Warrants may not have been received. For that reason, if there are Elong Warrants outstanding at Closing, the Company will assume such Elong Warrants (the “Assumed Warrants”) and reserve the number of Company Class A Ordinary Shares from the Initial Consideration that will be issuable pursuant to the Elong Warrants once exercised.

FS-54

On February 27, 2024, the Company issued a convertible note to Elong with a principal amount of $200,000 (the “Convertible Note 1”) in order to finance its transaction costs in relation to its initial business combination. The Convertible Note 1 bears no interest and is repayable in full upon consummation of the business combination. Elong may, at its election, convert the Convertible Note 1, in whole or in part, into TMT units, provided that written notice of such intention is given to TMT at least two business days prior to the consummation of the business combination. The number of TMT units to be received by Elong in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Elong by (y) $10.00. Each TMT unit consists of one TMT ordinary share and one right to receive two-tenths (2/10) of one TMT ordinary share. As of June 30, 2024, $200,000 is outstanding under Convertible Note 1.

On February 29, 2024, the Company entered into an Amended and Restated Agreement and Plan of Merger (the “A&R Merger Agreement”), by and among the Company, Elong, and ELong Power Inc., a Cayman Islands exempted company and a wholly owned subsidiary of Elong (“Merger Sub”). The A&R Merger Agreement amends and restates the Merger Agreement. The A&R Merger Agreement was entered into to modify the structure of the Merger as described below, while the overall economic terms of the business combination contained in the Merger Agreement remain unchanged.

Immediately prior to the effective time (the “Effective Time”) of the Merger, Elong will effect a reverse share split of Elong Class A Ordinary Shares and Elong Class B Ordinary Shares (together, “Elong Ordinary Shares”), such that, immediately thereafter, Elong will have forty-five million (45,000,000) Elong Ordinary Shares, issued and outstanding, comprising thirty-nine million four hundred and seventeen thousand and seventy-eight (39,417,078) Elong Class A Ordinary Shares and five million five hundred and eighty-two thousand nine hundred and twenty-two (5,582,922) Elong Class B Ordinary Shares issued and outstanding, less the number of shares reserved for issuance upon exercise of the Elong Warrants. The ratio of the reverse share split is based on a valuation of Elong of four hundred and fifty million U.S. Dollars ($450,000,000).

On March 19, 2024, the Company issued a convertible note to Ms. Xiaozhen Li with a principal amount of $300,000 (“Convertible Note 2”) in order to finance its transaction costs in relation to its initial business combination. Ms. Xiaozhen Li is a limited partner of the Company’s sponsor entity, 2TM Holding LP, a Delaware limited partnership. The Convertible Note 2 bears no interest and is repayable in full upon consummation of the business combination. Ms. Xiaozhen Li may, at her election, convert the Convertible Note 2, in whole or in part, into TMT units, provided that written notice of such intention is given to TMT at least two business days prior to the consummation of the business combination. The number of TMT units to be received by Ms. Xiaozhen Li in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Ms. Xiaozhen Li by (y) $10.00. Each TMT unit consists of one TMT ordinary share and one right to receive two-tenths (2/10) of one TMT ordinary share. The amount of $300,000 was subsequently transferred into the Company’s trust account on April 1, 2024 (the “Sponsor Extension Fee”). As of June 30, 2024, $300,000 is outstanding under Convertible Note 2.

On April 1, 2024, the Company issued a convertible note to Elong with a principal amount of $300,000 (“Convertible Note 3”) in order to finance its transaction costs in relation to its initial business combination. The Convertible Note 3 bears no interest and is repayable in full upon consummation of the business combination. Elong may, at its election, convert the Convertible Note 3, in whole or in part, into TMT units, provided that written notice of such intention is given to TMT at least two business days prior to the consummation of the business combination. The number of TMT units to be received by Elong in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Elong by (y) $10.00. Each TMT unit consists of one TMT ordinary share and one right to receive two-tenths (2/10) of one TMT ordinary share. As of June 30, 2024, $0 is outstanding under Convertible Note 3 as no drawdown was made from Convertible Note 3.

On May 9, 2024, the Company issued an unsecured promissory note with no interest, with the principal amount of $300,000, to Elong (“Convertible Note 4”). Convertible Note 4 is repayable in full upon consummation of the business combination. Elong may, at its election, convert the Convertible Note 4, in whole or in part, into the Company’s units, provided that written notice of such intention is given to the Company at least two business days prior to the consummation of the business combination. The number of the Company’s units to be received by Elong in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Elong by (y) $10.00. Each unit of the Company consists of one ordinary share of the Company and one right to receive two-tenths (2/10) of one ordinary share of the Company. On May 10, 2024, Elong deposited $300,000 to the Company’s working capital account. As of June 30, 2024, $300,000 is outstanding under Convertible Note 4.

On May 20, 2024, Ms. Xiaozhen Li directly transferred $100,000 to a service provider in partial satisfaction of payment for services rendered to the SPAC. As of June 30, 2024, the $100,000 was recorded as advancement from related party and presented under due to related party on balance sheet.

On July 1, 2024, and August 15, 2024, the Company issued two unsecured promissory notes with no interest, with the principal amount of $200,000 and $75,000, respectively, to Elong (“Convertible Note 5” and “Convertible Note 7”). On August 2, 2024, the Company issued an unsecured promissory note with no interest, with the principal amount of $500,000 to Ms. Xiaozhen Li (“Convertible Note 6”). Refer to Note 9 for details.

As of June 30, 2024, $800,000 is outstanding in total under the promissory notes.

Accordingly, the accompanying unaudited condensed consolidated financial statements has been prepared in conformity with U.S. GAAP, which contemplates continuation of the Company as a going concern and the realization of assets and the satisfaction of liabilities in the normal course of business. The unaudited condensed consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Further, the Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. The Company lacks the financial resources it needs to sustain operations for a reasonable period of time. The Company cannot provide any assurance that its plans to consummate an initial business combination will be successful. Based on the foregoing, management believes that the Company will not have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of the initial business combination or one year from this filing. These factors, among others, raise substantial doubt about our ability to continue as a going concern.

FS-55

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the unaudited financial statements reflect all adjustments, which include only normal recurring adjustments necessary for the fair statement of the balances and results for the periods presented. The interim results for the period ended June 30, 2024 are not necessarily indicative of the results that may be expected through December 31, 2024. All intercompany accounts and transactions are eliminated upon consolidation. The information included in this Form 10-Q should be read in conjunction with information included in the Company’s annual report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on April 12, 2024.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

FS-56

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had a cash balance of $683 and $46,778 as of June 30, 2024 and December 31, 2023, respectively. The Company did not have any cash equivalents as of June 30, 2024 and December 31, 2023.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. As of June 30, 2024, and December 31, 2023, the Company did not experience losses on this account and management believes the Company is not exposed to significant risks on such account.

Offering Costs associated with the Initial Public Offering

The Company complies with the requirements of ASC 340-10-S99-1. Deferred offering costs consist of legal, accounting, and other costs (including underwriting discounts and commissions) incurred through the balance sheet date that are directly related to the IPO and that will be charged to shareholders’ equity upon the completion of the IPO. Should the IPO prove to be unsuccessful, these deferred costs, as well as additional expenses to be incurred, will be charged to operations. The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A - “Expenses of Offering” to allocate offering costs between public shares and public rights based on the estimated fair values of public shares and public rights at the date of issuance.

Offering costs were $3,868,701 consisting principally of underwriting, legal, and other expenses incurred through the balance sheet date that are related to the IPO and are charged to shareholders’ equity upon the completion of the IPO. Out of $3,868,701, $3,781,346 was allocated to public shares which are subject to redemption based on the estimated fair value of the public shares on the IPO date.

Investments Held in Trust Account

The Company’s portfolio of investments held in the Trust Account is comprised of investments in money market funds that invest in U.S. government securities and generally have a readily determinable fair value, or a combination thereof. Gains and losses resulting from the change in fair value of these securities is included in income earned on investment held in Trust Account in the accompanying unaudited condensed statements of operations. The estimated fair values of investments held in the Trust Account are determined using available market information.

Convertible Note

On February 27, 2024, the Company issued a convertible note to Elong with a principal amount of $200,000 (“Convertible Note 1”) in order to finance its transaction costs in relation to its initial business combination. The note bears no interest and is repayable in full upon consummation of the business combination. Elong may, at its election, convert the note, in whole or in part, into the Company’s units, provided that written notice of such intention is given to the Company at least two (2) business days prior to the consummation of the business combination. The number of units to be received by Elong in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Elong by (y) $10.00. Each unit consists of one (1) ordinary share and one (1) right to receive two-tenths (2/10) of one (1) ordinary share. As of June 30, 2024, $200,000 is outstanding under Convertible Note 1.

On March 19, 2024, the Company issued a convertible note to Ms. Xiaozhen Li with a principal amount of $300,000 (“Convertible Note 2”) in order to finance its transaction costs in relation to its initial business combination. Convertible Note 2 bears no interest and is repayable in full upon consummation of the business combination. Ms. Li may, at her election, convert the Convertible Note 2, in whole or in part, into the Company’s units, provided that written notice of such intention is given to the Company at least two business days prior to the consummation of the business combination. The number of units to be received by Ms. Li in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Ms. Li by (y) $10.00. Each unit consists of one ordinary share and one right to receive two-tenths (2/10) of one ordinary share. The amount of $300,000 was subsequently transferred into the Company’s trust account on April 1, 2024 (the “Sponsor Extension Fee”). As of June 30, 2024, $300,000 is outstanding under Convertible Note 2.

On April 1, 2024, the Company issued a convertible note to Elong with a principal amount of $300,000 (“Convertible Note 3”) in order to finance its transaction costs in relation to its initial business combination. The Convertible Note 3 bears no interest and is repayable in full upon consummation of the business combination. Elong may, at its election, convert the Convertible Note 3, in whole or in part, into the Company’s units, provided that written notice of such intention is given to the Copmany at least two business days prior to the consummation of the business combination. The number of units to be received by Elong in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Elong by (y) $10.00. Each unit consists of one ordinary share and one right to receive two-tenths (2/10) of one ordinary share. As of June 30, 2024, $0 is outstanding under Convertible Note 3 as no drawdown was made from Convertible Note 3.

On May 9, 2024, the Company issued an unsecured promissory note with no interest, with the principal amount of $300,000, to Elong (“Convertible Note 4”). Convertible Note 4 is repayable in full upon consummation of the business combination. Elong may, at its election, convert the Convertible Note 4, in whole or in part, into the Company’s units, provided that written notice of such intention is given to the Company at least two business days prior to the consummation of the business combination. The number of the Company’s units to be received by Elong in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Elong by (y) $10.00. Each unit consists of one ordinary share and one right to receive two-tenths (2/10) of one ordinary share. On May 10, 2024, Elong deposited $300,000 to the Company’s working capital account. As of June 30, 2024, $300,000 is outstanding under Convertible Note 4.

As of June 30, 2024, $800,000 is outstanding in total under the promissory notes.

On July 1, 2024, and August 15, 2024, the Company issued two unsecured promissory notes with no interest, with the principal amount of $200,000 and $75,000, respectively, to Elong (“Convertible Note 5” and “Convertible Note 7”). On August 2, 2024, the Company issued an unsecured promissory note with no interest, with the principal amount of $500,000 to Ms. Xiaozhen Li (“Convertible Note 6”). Refer to Note 9 for details.

The accounting treatment of convertible notes issued is determined pursuant to the guidance provided by ASC 470, Debt and Accounting Standards Update (“ASU”) ASU 2020-06, Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06)”. The bifurcation of conversion feature from the debt host is not required.

Net Income/(Loss) Per Share

The Company complies with the accounting and disclosure requirements of FASB ASC 260, Earnings Per Share. In order to determine the net income (loss) attributable to both the redeemable shares and non-redeemable shares, the Company first considered the undistributed income (loss) allocable to both the redeemable shares and non-redeemable shares and the undistributed income (loss) is calculated using the total net loss less any dividends paid. The Company then allocated the undistributed income (loss) ratably based on the weighted average number of shares outstanding between the redeemable and non-redeemable shares. Any remeasurement of the accretion to redemption value of the ordinary shares subject to possible redemption was considered to be dividends paid to the public shareholders. As a result, diluted income/(loss) per share is the same as basic income/(loss) per share for the period presented.

FS-57

The net income (loss) per share presented in the unaudited consolidated statements of operations is based on the following:

	For the three months ended June 30, 2024	For the three months ended June 30, 2023	For the six months ended June 30, 2024	For the six months ended June 30, 2023

Net income	$307,241	$468,703	$758,050	$371,523
Income earned on Trust Account	(597,701)	(602,526)	(1,395,429)	(602,526)
Accretion of carrying value to redemption value	(600,000)	-	(600,000)	(6,336,146)
Net loss including accretion of equity into redemption value	$(890,460)	$(133,823)	$(1,237,379)	$(6,567,149)

	For the three months ended June 30, 2024		For the six months ended June 30, 2024		For the three months ended June 30, 2023		For the six months ended June 30,2023
	Redeemable	Non-Redeemable	Redeemable	Non-Redeemable	Redeemable	Non-Redeemable	Redeemable	Non-Redeemable
Particular	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares
Basic and diluted net income/(loss) per share:
Numerators:
Allocation of net loss including accretion of temporary equity	(656,359)	(234,101)	(912,073)	(325,306)	(98,641)	(35,182)	(4,121,920)	(2,445,229)
Income earned on trust account	597,701	—	1,395,429	—	602,526	—	602,526	—
Accretion of temporary equity to redemption value	600,000	—	600,000	—	—	—	6,336,146	—
Allocation of net income/(loss)	541,342	(234,101)	1,083,356	(325,306)	503,885	(35,182)	2,816,752	(2,445,229)

Denominators:
Weighted-average shares outstanding	6,000,000	2,140,000	6,000,000	2,140,000	6,000,000	2,140,000	3,082,873	1,828,840
Basic and diluted net income/(loss) per share	0.09	(0.11)	0.18	(0.15)	0.08	(0.02)	0.91	(1.34)

Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity”. Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary share (including ordinary share that feature redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary share features certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, as of June 30, 2024, ordinary shares subject to possible redemption are presented at redemption value of $10.91 per share as temporary equity, outside of the shareholders’ equity section of the Company’s unaudited consolidated balance sheet. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ordinary shares are affected by charges against additional paid in capital or accumulated deficit if additional paid in capital equals to zero. The Company allocates gross proceeds between the Public Shares and Public Rights based on their relative fair values.

FS-58

At June 30, 2024 and December 31, 2023, the ordinary shares reflected in the unaudited condensed consolidated balance sheets are reconciled in the following table:

Gross proceeds	$60,000,000
Less:
Proceeds allocated to Public Rights	(1,354,800)
Allocation of offering costs related to redeemable shares	(3,781,346)
Accretion of carrying value to redemption value	6,336,146
Subsequent measurement of ordinary shares subject to possible redemption (income earned on trust account)	2,260,478
Ordinary shares subject to possible redemption - December 31, 2023	$63,460,478
Subsequent measurement of ordinary shares subject to possible redemption (income earned on trust account)	1,395,429
Subsequent measurement of ordinary shares subject to possible redemption (extension deposit)	600,000
Ordinary shares subject to possible redemption - June 30, 2024	$65,455,907

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of June 30, 2024. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position.

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s unaudited condensed consolidated financial statements.

The Company may be subject to potential examination by foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws.

Any interest payable in respect to US debt obligations held by the Trust Account is intended to qualify for the portfolio interest exemption or otherwise be exempt from U.S. withholding taxes. Furthermore, shareholders of the Company may be subject to tax in their respective jurisdictions based on applicable laws, for instances, U.S. persons may be subject to tax on the amounts deemed received depending on whether the Company is a passive foreign investment company and whether U.S. persons have made any applicable tax elections permitted under applicable law.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the unaudited condensed balance sheets, primarily due to their short-term nature.

Recent Accounting Standards

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective for the fiscal years beginning after December 15, 2023, and interim periods within those fiscal year for smaller reporting companies. The Company adopted this new guidance on January 1, 2024. The Company has issued convertible notes in 2024, and it did not have any convertible notes before January 1, 2024. There was no impact on the Company’s consolidated financial statements after this adoption.

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s unaudited condensed consolidated financial statements.

FS-59

NOTE 3 — INITIAL PUBLIC OFFERING

On March 30, 2023, the Company sold 6,000,000 Public Units at a purchase price of $10.00 per Public Unit generating gross proceeds of $60,000,000 related to the IPO. Each Public Unit consists of one ordinary share (each, a “Public Share”), and one right (each, a “Public Right”) entitling the holder thereof to receive two-tenths of one ordinary share upon the consummation of an initial business combination.

NOTE 4 — PRIVATE PLACEMENTS

The Sponsor has purchased an aggregate of 370,000 Private Placement Units at a price of $10.00 per Private Placement Unit, amounting to $3,700,000, from the Company in a private placement that occurred simultaneously with the closing of the IPO. Each Unit will consist of one ordinary share, and one right (“Private Right”). Ten Public Rights will entitle the holder to two ordinary shares. The proceeds from the sale of the Private Placement Units will be added to the net proceeds from the IPO held in the Trust Account. If the Company does not complete a business combination within the Combination Period, the proceeds from the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law). The Private Placement Units and Private Rights (including the ordinary shares issuable upon exercise of the Private Rights) will not be transferable, assignable, or salable until 30 days after the completion of an initial business combination, subject to certain exceptions.

NOTE 5 — RELATED PARTIES

Founder Shares

On August 20, 2021, the Sponsor received 1,437,500 of the Company’s Class B ordinary shares in exchange for $25,000 paid for deferred offering costs borne by the Founder.

In January 2022, the Company approved, through a special resolution, the following share capital changes (see Note 7):

(a)	Each of the authorized but unissued 150,000,000 Class A ordinary shares shall be cancelled and be re-designated as the ordinary shares of $0.0001 par value each (the ordinary shares);
(b)	Each of the 1,437,500 Class B ordinary shares issued shall be repurchased in consideration for the issuance of 1,437,500 ordinary shares of $0.0001 par value each; and
(c)	Upon completion of the above steps, the authorized but unissued 10,000,000 Class B ordinary shares shall be cancelled.

In January 2022, the Company issued an additional 287,500 ordinary shares to the Sponsor for no additional consideration, resulting in our sponsor holding an aggregate of 1,725,000 ordinary shares (the “Founder Shares”). The issuance was considered as a nominal issuance, in substance a recapitalization transaction, which was recorded and presented retroactively. The Founder Shares include an aggregate of up to 225,000 shares subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part. These 225,000 ordinary shares were forfeited subsequent to IPO as the over-allotment option was not exercised.

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of their founder shares until the earlier of: (A) one year after the completion of the initial business combination or (B) subsequent to our business combination, the last sale price of the ordinary share (x) equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, or (y) the date following the completion of the initial business combination on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the public shareholders having the right to exchange their ordinary shares for cash, securities or other property.

FS-60

Related Party Promissory Note and Convertible Note

On August 20, 2021, the Sponsor issued an unsecured promissory note to the Company (the “Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. The Promissory Note was subsequently amended and restated on December 15, 2021 and June 27, 2022 to increase borrowings up to an aggregate principal amount of $500,000. During the year ended December 31, 2022, the Company converted $244,018 from due to related party to the Promissory Note. As on December 31, 2022 total outstanding balance under the Promissory Note was $444,018. The Promissory Note is non-interest bearing and payable on the earlier of (i) March 31, 2023, or (ii) the consummation of the IPO. In connection with the IPO, the balance of promissory note amounted to $444,018 was transferred as payment for private placement units purchased by related party.

Up to $1,800,000 of the loans made by our sponsor, our officers and directors, or our or their affiliates to us prior to or in connection with our initial business combination may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

On March 19, 2024, the Company issued a convertible Promissory Note to Ms. Xiaozhen Li with a principal amount of $300,000 (“Convertible Note 2”) in order to finance its transaction costs in relation to its initial business combination. Ms. Xiaozhen Li is a limited partner of the Company’s sponsor entity, 2TM Holding LP, a Delaware limited partnership. The Convertible Note 2 bears no interest and is repayable in full upon consummation of the business combination. Ms. Xiaozhen Li may, at her election, convert the Convertible Note 2, in whole or in part, into the Copmany’s units, provided that written notice of such intention is given to the Company at least two (2) business days prior to the consummation of the business combination. The number of units to be received by Ms. Xiaozhen Li in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Ms. Xiaozhen Li by (y) $10.00. Each unit consists of one (1) ordinary share and one (1) right to receive two-tenths (2/10) of one (1) ordinary share. As of June 30, 2024, $300,000 is outstanding under Convertible Note 2.

As of June 30, 2024, there was an amount of $300,000 outstanding as loan against promissory notes issued to the related party.

On August 2, 2024, the Company issued a convertible note to Ms. Xiaozhen Li for the principal amount of $500,000 (“Convertible Note 6”). See Note 9 for details.

Due from/to Related Party

As of June 30, 2024 and December 31, 2023, there was no amount due from related parties. Further, there is an amount of $144,225 and $10,000 due to related parties as of June 30, 2024 and December 31, 2023 respectively.

Advisory Services Agreement

The Company engaged Ascendant Global Advisors (“Ascendant”) as an advisor in connection with the IPO and business combination, to assist in hiring consultants and other services providers in connection with the IPO and the business combination, assist in the preparation of financial statements and other relevant services to commence trading including filing the necessary documents as part of the transaction. Further, Ascendant will assist in preparing the Company for investor presentations, conferences for due diligence, deal structuring and term negotiations.

During the period from July 6, 2021 (inception) through December 31, 2021, $100,000 has been paid through sponsor as offering costs for these services. The cash fee of $50,000 was paid on the IPO date on March 30, 2023. No further service fee was incurred after the IPO.

FS-61

Administration fee

Commencing on the effective date of the registration statement, an affiliate of the Sponsor shall be allowed to charge the Company an allocable share of its overhead, up to $10,000 per month up to the close of the business combination, to compensate it for the Company’s use of its offices, utilities and personnel. An administration fee of $30,000 and $60,000 was recorded and paid for the three and six months ended June 30, 2024 respectively. For the six months ended June 30, 2023, $40,000 were recorded for the administration fee.

Note 6 - Commitments and Contingencies

Registration Rights

The holders of the Founder Shares, Private Placement Units, and Units that may be issued upon conversion of Working Capital Loans (and any ordinary shares issuable upon the exercise of the Private Placement Right and upon conversion of the Founder Shares) will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of IPO requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to ordinary shares). The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to completion of a business combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not be required to effect or permit any registration or cause any registration statement to become effective until the securities covered thereby are released from their lock-up restrictions. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

The A&R Merger Agreement contemplates that, at or prior to the Closing, the Sponsor and certain Elong shareholders have, or will prior to Closing, enter into a registration rights agreement with Elong (the “New Registration Rights Agreement”), in a form agreed to by the parties to such agreement, provided that such agreement will have customary terms and conditions including at least three (3) sets of demand registration rights and piggyback rights. In addition, prior to the Closing, in connection with the entry into the New Registration Rights Agreements, the Company shall cause to be terminated all existing registration rights agreements entered into between the Company and any other party, including the Sponsor. No parties to any such terminated registration rights agreements shall have any further rights or obligations thereunder.

Finder’s Agreement

In April 2023, the Company entered into a consultant agreement with a service provider to help introduce and identify potential targets and negotiate terms of potential business combination. In connection with this agreement, the Company will be required to pay a finder’s fee for such services, in an aggregate of 900,00 shares of the combined listing entity upon the closing of the business combination.

Engagement for Legal Services

The Company has a contingent fee arrangement with their legal counsel pursuant to which a flat fee of $600,000 is payable to the Company’s legal counsel in connection with the business combination. In the event that the actual legal fee exceeds $600,000, the Company will issue the exceeding amount in equity, at 25% discount to the closing price of the business combination. As of June 30, 2024, the legal fee did not exceed $600,000.

Note 7 - Shareholder’s Equity

Preferred shares - The Company is authorized to issue 1,000,000 shares of preferred shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of June 30, 2024 and December 31, 2023, there were no shares of preferred shares issued or outstanding.

Ordinary Shares - The Company was authorized to issue 150,000,000 Class A ordinary shares with a par value of $0.0001 per share and 10,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of Class A and Class B ordinary shares were entitled to one vote for each share.

FS-62

As of June 30, 2024 and December 31, 2023, there were 2,140,000 ordinary shares issued and outstanding for both the periods, which does not include 225,000 ordinary shares forfeited as the over-allotment option was not exercised and includes 270,000 Representative Shares and 370,000 Private Placement Units.

Representative Shares — Simultaneously with the closing of the IPO, the Company issued to Maxim Partners LLC, pursuant to the underwriting agreement, 270,000 Representative Shares (the “Representative Shares”). The underwriter has agreed not to transfer, assign or sell any such Representative Shares without prior consent of the Company until the completion of the initial business combination. In addition, the Representative has agreed (i) to waive its redemption rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of the initial business combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete the initial business combination within 12 months (or up to 21 months, if applicable) from the Closing of the Offering. The Representative Shares are classified as equity in accordance with ASC 718, Shared-Based Payment, and measured based on the fair value of the equity instrument issued. The fair value of the Representative Shares was $1,741,500 at IPO date.

Rights — Except in cases where the Company is not the surviving company in a business combination, each holder of a right will automatically receive two-tenths (2/10) of one ordinary share upon consummation of the initial business combination. The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Cayman law. In the event the Company is not the surviving company upon completion of the initial business combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the two-tenths (2/10) of one ordinary share underlying each right upon consummation of the business combination. If the Company is unable to complete the initial business combination within the required time period and the Company will redeem the public shares for the funds held in the trust account, holders of rights will not receive any of such funds for their rights and the rights will expire worthless. The rights are indexed to the Company’s ordinary shares and meet each of the specified elements to be classified as equity. The rights were measured at fair value on the IPO date which was used for the allocation of the deferred offering costs (see Note 2).

NOTE 8 – FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

FS-63

The Company’s portfolio of investments held in the Trust Account is comprised of investments in money market funds that invest in U.S. government securities. The following table presents information about the Company’s assets that are measured at fair value on a recurring basis as of June 30, 2024 and December 31, 2023 and indicate the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.

		Quoted	Significant	Significant
		Prices in	Other	Other
	As of	Active	Observable	Unobservable
	June 30,	Markets	Inputs	Inputs
	2024	(Level 1)	(Level 2)	(Level 3)
Assets:
Investments held in Trust Account	$65,455,907	$65,455,907	$—	$—

		Quoted	Significant	Significant
		Prices in	Other	Other
	As of	Active	Observable	Unobservable
	December 31,	Markets	Inputs	Inputs
	2023	(Level 1)	(Level 2)	(Level 3)
Assets:
Investments held in Trust Account	$63,460,478	$63,460,478	$—	$—

The following table presents information about the Company’s representative shares that are measured at fair value on a non-recurring basis as of March 30, 2023, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

	March 30, 2023	Level
Representative shares	$1,741,500	3

The fair value of the Representative Shares was estimated at March 30, 2023 to be $6.45 based on the fair value per common share as of March 30, 2023 multiplied by the probability of the initial business combination. The following inputs were used to calculate the fair value:

Risk-free interest rate	4.67%
Expected term (years)	0.93
Dividend yield	0.00
Volatility	7.46%
Stock price	$9.77
Probability of completion of business combination	70%

Note 9 - Subsequent Events

The Company evaluated subsequent events and transaction that occurred after the balance sheet date up to the date these unaudited consolidated financial statements were issued. Based on review, management identified the following subsequent event that is required disclosure in the financial statements:

(1)	On July 1, 2024, the Company issued an unsecured promissory note with no interest, with the principal amount of $200,000, to Elong (“Convertible Note 5”). Convertible Note 5 is repayable in full upon consummation of the business combination. Elong may, at its election, convert the Convertible Note 5, in whole or in part, into the Company’s units, provided that written notice of such intention is given to the Company at least two business days prior to the consummation of the business combination. The number of the Company’s units to be received by Elong in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Elong by (y) $10.00. Each unit of the Company consists of one ordinary share of the Company and one right to receive two-tenths (2/10) of one ordinary share of the Company. On July 2, 2024, Elong deposited $200,000 to the Company’s working capital account and the Company subsequently transferred $200,000 to the trust account in relation to its business combination extension.

(2)	On August 2, 2024, the Company issued an unsecured promissory note with no interest, with the principal amount of $500,000, to Ms. Li (“Convertible Note 6”). Convertible Note 6 is repayable in full upon consummation of the business combination. Ms. Li may, at its election, convert the Convertible Note 5, in whole or in part, into the Company’s units, provided that written notice of such intention is given to the Company at least two business days prior to the consummation of the business combination. The number of the Company’s units to be received by Ms. Li in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Elong by (y) $10.00. Each unit of the Company consists of one ordinary share of the Company and one right to receive two-tenths (2/10) of one ordinary share of the Company. The Convertible Note 6 evidenced the $100,000 advancement from Ms. Li’s deposit into the Company’s working capital account, which was subsequently transferred to the trust account for extension; and the $300,000 advancement into the Company’s trust account for extension; and the $100,000 advancement to a service provider in connection with the business combination.

(3)	On August 15, 2024, the Company issued an unsecured promissory note with no interest, with the principal amount of $75,000, to Elong (the “Convertible Note 7”). Convertible Note 7 evidenced the payment Elong provided for deferred listing fees in connection with the Company’s listing on Nasdaq on August 2, 2024. The Note bears no interest and is repayable in full upon consummation of the Business Combination. Elong may, at its election, convert its Note, in whole or in part, into the Company’s units, provided that written notice of such intention is given to the Company at least two (2) business days prior to the consummation of the Business Combination. The number of units to be received by the Note payee in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such payee by (y) $10.00. Each unit consists of one (1) ordinary share and one (1) right to receive two-tenths (2/10) of one (1) ordinary share.

Note 10 - Events Subsequent to the Date of the Form 10-Q Filed on August 19, 2024

On August 29, 2024, the Company put forward a proposal (“Second Extension Amendment Proposal”) to amend the Company’s Second Amended and Restated Memorandum and Articles of Association (the “A&R Memorandum and Articles”) in their entirety and the substitution in their place by the third amended and restated memorandum and articles of association of the Company (the “Third A&R Memorandum and Articles”), which provides that the Company may elect to extend the date by which the Company has to consummate a business combination for a total of up to five (5) times, as follow: (i) two (2) times for an additional three (3) months each time from March 30, 2024 to September 30, 2024 (the “First Extension Period”); and subsequently (ii) three (3) times, for an additional one (1) month each time, from September 30, 2024 to December 30, 2024 (the “Second Extension Period”), if requested by the Sponsor and upon two calendar days’ advance notice prior to the applicable deadline (such proposal, the “Extension Amendment”). If the Second Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (a) $100,000 or (b) $0.03 per public share that is not redeemed, for each month during the additional one (1) month extensions in the Second Extension Period from September 30, 2024 to December 30, 2024, that is needed to complete an initial business combination. The Company also put forward a proposal to adjourn the extraordinary general meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Ordinary Shares represented to approve the Extension Amendment Proposal, (ii) if the holders of TMT’s public shares have elected to redeem an amount of shares in connection with the Extension Amendment such that TMT would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC, or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

FS-64

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of TMT Acquisition Corp and Subsidiary

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of TMT Acquisition Corp and Subsidiary (the “Company”) as of December 31, 2023 and 2022, and the related consolidated statements of operations, changes in shareholders’ (deficit) equity, and cash flows for each of the years in the two-year period ended December 31, 2023, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s business plan is dependent on future financing and the completion of the initial business combination and the Company’s working capital and borrowing capacity are not sufficient to complete its planned activities for one year from the issuance of the financial statements. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to those matters.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ UHY LLP

We have served as the Company’s auditor since 2021.

New York, New York

April 11, 2024

FS-65

TMT ACQUISITION CORP

CONSOLIDATED BALANCE SHEETS

	December 31, 2023	December 31, 2022
ASSETS
Cash	$46,778	$47,478
Prepaid expenses	59,531	6,979
Total Current Assets	106,309	54,457
Deferred offering costs	-	443,284
Investments held in Trust Account	63,460,478	-
Total Assets	$63,566,787	$497,741

LIABILITIES AND SHAREHOLDERS’ (DEFICIT)/EQUITY
Current liabilities:
Accrued liabilities	$399,020	$38,620
Due to related party	10,000	-
Promissory note – related party	-	444,018
Total Current Liabilities	409,020	482,638
Total Liabilities	409,020	482,638

Commitments and contingencies (Note 6)
Redeemable Shares:
Ordinary shares subject to possible redemption, 6,000,000 shares at redemption value of $10.58 per share	63,460,478	-

Shareholders’ (Deficit)/Equity:
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-	-
Ordinary shares, $0.0001 par value; 150,000,000 shares authorized; 2,140,000 and 1,725,000 shares issued and outstanding on December 31, 2023, and 2022, respectively	214	173
Additional paid-in capital	-	24,827
Accumulated Deficit	(302,925)	(9,897)
Total Shareholders’ (Deficit)/Equity	(302,711)	15,103
Total Liabilities and Shareholders’ (Deficit)/Equity	$63,566,787	$497,741

The accompanying notes are an integral part of these consolidated financial statements.

FS-66

TMT ACQUISITION CORP

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the year ended December 31, 2023	For the year ended December 31, 2022
Administrative fee – related party	$100,000	$-
Formation and operating costs	590,613	526
Loss from operations	$(690,613)	$(526)

Other income:
Income from investments held in Trust Account	2,260,478	-

Net income (loss)	$1,569,865	$(526)

Weighted average shares outstanding of redeemable ordinary shares	4,553,425	-
Basic and diluted net income per share, redeemable ordinary shares	$0.81	$-
Weighted average shares outstanding of non-redeemable ordinary shares	1,985,699	1,500,000
Basic and diluted net loss per share, non-redeemable ordinary shares	$(1.07)	$(0.00)

The accompanying notes are an integral part of these consolidated financial statements.

FS-67

TMT ACQUISITION CORP

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ (DEFICIT)/EQUITY

	Ordinary Shares		Additional Paid-in	Accumulated Deficit	Total Shareholders’
	Shares	Amount	Capital		(Deficit)/Equity
Balance as of January 1, 2022	1,725,000	$173	$24,827	$(9,371)	$15,629
Net loss	-	-	-	(526)	(526)
Balance as of December 31, 2022	1,725,000	$173	$24,827	$(9,897)	$15,103
Proceeds from sale of public units	6,000,000	600	59,999,400	-	60,000,000
Proceeds from sale of private placement units	370,000	37	3,699,963	-	3,700,000
Underwriter’s commission on sale of public units	-	-	(1,200,000)	-	(1,200,000)
Representative shares issued	270,000	27	1,741,473	-	1,741,500
Other offering costs	-	-	(2,668,701)	-	(2,668,701)
Initial measurement of Ordinary shares Subject to Redemption under ASC 480-10-S99 against additional paid-in capital	(6,000,000)	(600)	(58,644,600)	-	(58,645,200)
Allocation of offering costs to ordinary shares subject to redemption	-	-	3,781,346	-	3,781,346
Deduction for increases of carrying value of redeemable shares	-	-	(6,336,146)	-	(6,336,146)
Forfeiture of ordinary shares	(225,000)	(23)	23	-	-
Net income	-	-	-	1,569,865	1,569,865
Subsequent measurement of ordinary shares subject to possible redemption (interest earned on trust account)	-	-	(397,585)	(1,862,893)	(2,260,478)
Balance as of December 31, 2023	2,140,000	$214	$-	$(302,925)	$(302,711)

The accompanying notes are an integral part of these consolidated financial statements.

FS-68

TMT ACQUISITION CORP

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended December 31, 2023	Year ended December 31, 2022
Cash flows from operating activities:
Net income (loss)	$1,569,865	$(526)
Income from investments held in Trust Account reinvested	(2,260,478)	-
Changes in current assets and liabilities:
Due to related party	10,000	-
Prepaid expenses	(52,552)	(6,979)
Accrued liabilities	360,400	(6,138)
Net cash used in operating activities	$(372,765)	$(13,643)

Cash flows from investing activities:
Investment of cash into Trust Account	$(61,200,000)	$-
Net cash used in investing activities	$(61,200,000)	$-

Cash flows from financing activities:
Proceeds from sale of ordinary shares	$60,000,000	$-
Proceeds from private placement	3,255,982	-
Payment of underwriter’s discount	(1,200,000)	-
Payments of offering costs	(483,917)	(138,879)
Net cash provided by (used in) financing activities	$61,572,065	$(138,879)

Net change in cash	$(700)	$(152,522)
Cash at beginning of period	47,478	200,000
Cash at end of period	$46,778	$47,478

Supplemental cash flow information:
Deferred offering costs included in accrued liabilities	$-	$4,073
Reclassification of amount due to related party to promissory note	$-	$244,018
Deferred offering costs charged to APIC	$2,668,701	$-
Note payable to related party converted to subscription of private placement	$444,018	$-
Allocation of offering costs to ordinary shares subject to redemption	$3,781,346	$-
Reclassification of ordinary shares subject to redemption	$58,645,200	$-
Remeasurement adjustment on ordinary shares subject to possible redemption	$8,596,624	$-
Issuance of representative shares at fair value	$1,741,500	$-
Forfeiture of ordinary shares	$23	$-

The accompanying notes are an integral part of these consolidated financial statements.

FS-69

TMT ACQUISITION CORP

Notes to the consolidated financial statements

NOTE 1 — ORGANIZATION AND BUSINESS OPERATIONS

TMT Acquisition Corp (the “Company”) was incorporated in the Cayman Islands on July 6, 2021. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses (the “Business Combination”).

The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 31, 2023, the Company had not commenced any operations. All activity from July 6, 2021 (inception) through December 31, 2023 relates to the Company’s formation and the Initial Public Offering (“IPO”), which is described below. The Company will not generate any operating revenues until after the completion of an initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the IPO. The Company has selected December 31 as its fiscal year end.

The Company’s ability to commence operations is dependent upon financial resources obtained through an IPO of 6,000,000 units (the “Public Units” and, with respect to the ordinary share included in the Units being offered, the “Public Shares”) at $10.00 per Unit, which is discussed in Note 3, and the sale of 370,000 Units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit in private placements to 2TM Holding LP (the “Sponsor”) that was closed simultaneously with the IPO (see Note 4).

The Company granted the underwriters a 45-day option from the date of IPO to purchase up to 900,000 additional Units to cover over-allotments, if any, at the IPO price less the underwriting discounts and commissions. On March 30, 2023, 225,000 ordinary shares stand forfeited as the overallotment option was not exercised.

The underwriters were entitled to a cash underwriting discount of $0.20 per Unit, or $1,200,000 in the aggregate, which was paid upon the closing of the IPO.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and the sale of the Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The stock exchange listing rules require that the Business Combination must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the assets held in the Trust Account (as defined below) (excluding the amount of deferred underwriting commissions and taxes payable on the income earned on the Trust Account). The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.

Upon the closing of the IPO, $10.20 per unit sold, including proceeds of the sale of the Private Placement Units, were held in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.

FS-70

The Company will provide the holders of the outstanding Public Shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer in connection with the Business Combination. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.20 per Public Share, plus any pro rata interest then in the Trust Account, net of taxes payable). The Public Shares subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the IPO in accordance with the Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

The Company will not redeem Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 (so that it does not then become subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement that may be contained in the agreement relating to the Business Combination. If the Company seeks shareholders’ approval of the Business Combination, the Company will proceed with a Business Combination only if the Company receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company, or such other vote as required by law or stock exchange rule. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (the “SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the IPO in favor of approving a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against a proposed Business Combination.

Notwithstanding the foregoing, if the Company seeks shareholder approval of the Business Combination and the Company does not conduct redemptions pursuant to the tender offer rules, a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares without the Company’s prior written consent.

The Sponsor has agreed (a) to waive its redemption rights with respect to any Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the Combination Period (as defined below) or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust account and not previously released to pay taxes, divided by the number of then issued and outstanding Public Shares.

The Company will have until 12 months from the closing of the IPO to consummate a Business Combination (or up to 21 months from the closing of the IPO if we extend the period of time to consummate a business combination by the full amount of time) (the “Combination Period”). However, if the Company has not completed a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to us to pay our taxes, if any (less up to $61,200 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board of Directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

FS-71

The Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares it will receive if the Company fails to complete a Business Combination within the Combination period. However, if the Sponsor or any of its respective affiliates acquire Public Shares, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the IPO price per Unit ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (1) $10.20 per Public Share and (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per Public Share, due to reductions in the value of trust assets, in each case net of the interest that may be withdrawn to pay taxes. This liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

The Trust Account

Following the closing of the IPO and the sale of over-allotment Units, an aggregate of $61,200,000 of the net proceeds from the IPO and the sale of the Private Placement Units was deposited in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.

Liquidity and Capital Resources

The registration statement for the Company’s IPO was declared effective on March 27, 2023. On March 30, 2023, the Company consummated the IPO of 6,000,000 (“Public Units”), at $10.00 per Unit, generating gross proceeds of $60,000,000 which is described in Note 3.

Simultaneously with the closing of the IPO, the Company consummated the private placement of 370,000 units (the “Private Placement Units”) at a price of $10.00 per Placement Unit in a private placement to the Sponsor generating gross proceeds of $3,700,000 which is described in Note 4 and 5.

Transaction costs amounted to $3,868,701 consisting of $1,200,000 of underwriting fees and $2,668,701 of other offering costs.

FS-72

As of December 31, 2023, the Company had $46,778 in its operating bank account and a working capital deficit of $302,711. Subsequent to the consummation of the IPO, the Company expects that it will need additional capital to satisfy its liquidity needs beyond the net proceeds from the consummation of the IPO and the proceeds held outside of the Trust Account for paying existing accounts payable, identifying and evaluating prospective business combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Initial Business Combination.

In addition, in order to finance transaction costs in connection with a business combination, the Company’s Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan us funds as may be required. As of December 31, 2023, there was no amount outstanding under any loans.

Pursuant to our amended and restated memorandum and articles of association, we may extend the period of time to consummate a business combination up to three times, each by an additional three months (for a total of up to 21 months to complete a business combination) without submitting such proposed extensions to our shareholders for approval or offering our public shareholders redemption rights in connection therewith. In order to extend the time available for us to consummate our initial business combination, our sponsor or its affiliates or designees, upon ten days advance notice prior to the applicable deadline, must deposit into the trust account $600,000 ($0.10 per share) on or prior to the date of the applicable deadline, for each three month extension (or up to an aggregate of $1,800,000, or $0.30 per share if we extend for the full nine months). Any such payments would be made in the form of a loan. Any such loans will be non-interest bearing and payable upon the consummation of our initial business combination. If we complete our initial business combination, we would repay such loaned amounts out of the proceeds of the trust account released to us. If we do not complete a business combination, we will not repay such loans. There has been no loan agreement entered through December 31, 2023.

On December 1, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, TMT Merger Sub, Inc., a Cayman Islands exempted company and the Company’s wholly owned subsidiary, and ELong Power Holding Limited, a Cayman Islands exempted company (the “Target”). The Target develops disruptive battery technologies for commercial and specialty vehicles as well as energy storage systems, with research and development and production capabilities that span multiple battery cell chemistries, modules, and packs.

Upon consummation of the Merger, among other things, we will acquire all outstanding equity interests in the Target in exchange for our ordinary shares with a value of $450,000,000 (based on an assumed value of $10.00 per ordinary share of the Company). Upon the effective time of the Merger, all of the Class A Ordinary Shares, par value $0.00001 per share, of the Target and Class B Ordinary Shares  , par value $0.00001 per share, of the Target will be exchanged for 45,000,000 Class A Ordinary Shares (as defined below) and Class B Ordinary Shares (as defined below) of the Company respectively, less the number of the Company’s Class A Ordinary Shares reserved for issuance upon exercise of the Assumed Warrants   (as defined below), allocated among the Target’s shareholders on a pro rata basis.

On the closing date of the Merger, among other things and subject to receipt of the required shareholder approvals, we shall cause our memorandum and article of association to be amended and restated in such form to include the designation of the current Ordinary Shares as Class A Ordinary Shares and shall create the Class B Ordinary Shares to match the existing Target capitalization.

The Target currently has outstanding warrants, some of which may not be able to be exercised for Target Class A Ordinary Shares prior to the closing date of the Merger, as certain commercial and regulatory approvals needed in the People’s Republic of China for such holders of the warrants may not have been received. For that reason, if there are warrants outstanding on the Closing Date, we will assume such warrants (the “Assumed Warrants”) and reserve the number of Class A Ordinary Shares from the Initial Consideration that will be issuable pursuant to the warrants once exercised.

Accordingly, the accompanying consolidated financial statements has been prepared in conformity with U.S. GAAP, which contemplates continuation of the Company as a going concern and the realization of assets and the satisfaction of liabilities in the normal course of business. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Further, the Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. The Company lacks the financial resources it needs to sustain operations for a reasonable period of time. The Company cannot provide any assurance that its plans to consummate an Initial Business Combination will be successful. Based on the foregoing, management believes that the Company will not have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of the Initial Business Combination or one year from this filing. These factors, among others, raise substantial doubt about our ability to continue as a going concern.

FS-73

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the SEC.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. Any intercompany transactions and balances have been eliminated in consolidation.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of consolidated financial statements in conformity with US GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2023, and December 31, 2022.

FS-74

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. As on December 31, 2023, and December 31, 2022, the Company did not experience losses on this account and management believes the Company is not exposed to significant risks on such account.

Offering Costs associated with the Initial Public Offering

The Company complies with the requirements of ASC 340-10-S99-1. Deferred offering costs consist of legal, accounting, and other costs (including underwriting discounts and commissions) incurred through the balance sheet date that are directly related to the IPO and that will be charged to shareholders’ equity upon the completion of the IPO. Should the IPO prove to be unsuccessful, these deferred costs, as well as additional expenses to be incurred, will be charged to operations. The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A - “Expenses of Offering” to allocate offering costs between public shares and public rights based on the estimated fair values of Public Shares and Public Rights at the date of issuance.

Offering costs were $3,868,701 consisting principally of underwriting, legal, accounting, and other expenses incurred through the balance sheet date that are related to the IPO and are charged to shareholders’ equity upon the completion of the IPO. Out of $3,868,701, $3,781,346 was allocated to Public Shares which are subject to redemption based on the estimated fair value of the Public Shares on the IPO date.

Investments Held in Trust Account

The Company’s portfolio of investments held in the Trust Account is comprised of investments in money market funds that invest in U.S. government securities and generally have a readily determinable fair value, or a combination thereof. Gains and losses resulting from the change in fair value of these securities is included in income earned on investment held in Trust Account in the accompanying statements of operations. The estimated fair values of investments held in the Trust Account are determined using available market information.

Net Income/(Loss) Per Share

The Company complies with the accounting and disclosure requirements of FASB ASC 260, Earnings Per Share. In order to determine the net income (loss) attributable to both the redeemable shares and non-redeemable shares, the Company first considered the undistributed income (loss) allocable to both the redeemable shares and non-redeemable shares and the undistributed income (loss) is calculated using the total net loss less any dividends paid. The Company then allocated the undistributed income (loss) ratably based on the weighted average number of shares outstanding between the redeemable and non-redeemable shares. Any remeasurement of the accretion to redemption value of the ordinary shares subject to possible redemption was considered to be dividends paid to the public shareholders. As of December 31, 2023, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company. As a result, diluted income/(loss) per share is the same as basic income/(loss) per share for the period presented.

FS-75

The net income (loss) per share presented in the statements of operations is based on the following:

	For the year ended December 31, 2023	For the year ended December 31, 2022

Net income	$1,569,865	$(526)
Income earned on Trust Account	(2,260,478)	-
Accretion of carrying value to redemption value	(6,336,146)	-
Net loss including accretion of equity into redemption value	$(7,026,759)	$(526)

	For the year ended December 31, 2023		For the year ended December 31, 2022
	Redeemable	Non-Redeemable	Non-Redeemable
Particulars	Shares	Shares	Shares
Basic and diluted net income/(loss) per share:
Numerators:
Allocation of net loss including accretion of temporary equity	$(4,892,983)	$(2,133,776)	$(526)
Income earned on Trust Account	2,260,478	—	—
Accretion of temporary equity to redemption value	6,336,146	—	—
Allocation of net income/(loss)	$3,703,641	$(2,133,776)	$(526)

Denominators:
Weighted-average shares outstanding	4,553,425	1,985,699	1,500,000
Basic and diluted net income/(loss) per share	$0.81	$(1.07)	$(0.00)

Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity”. Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary share (including ordinary share that feature redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary share features certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, as of December 31, 2023, ordinary shares subject to possible redemption are presented at redemption value of $10.58 per share as temporary equity, outside of the shareholders’ equity section of the Company’s consolidated balance sheet. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ordinary shares are affected by charges against additional paid in capital or accumulated deficit if additional paid in capital equals to zero. The Company allocates gross proceeds between the Public Shares and Public Rights based on their relative fair values.

FS-76

As on December 31, 2023, the ordinary shares reflected in the consolidated balance sheet are reconciled in the following table:

Gross proceeds	$60,000,000
Less:
Proceeds allocated to Public Rights	(1,354,800)
Allocation of offering costs related to redeemable shares	(3,781,346)
Plus:
Accretion of carrying value to redemption value	6,336,146
Subsequent measurement of ordinary shares subject to possible redemption (income earned on trust account)	2,260,478
Ordinary shares subject to possible redemption	$63,460,478

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2023. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position.

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s consolidated financial statements.

The Company may be subject to potential examination by foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws.

Any interest payable in respect to US debt obligations held by the Trust Account is intended to qualify for the portfolio interest exemption or otherwise be exempt from U.S. withholding taxes. Furthermore, shareholders of the Company may be subject to tax in their respective jurisdictions based on applicable laws, for instances, U.S. persons may be subject to tax on the amounts deemed received depending on whether the Company is a passive foreign investment company and whether U.S. persons have made any applicable tax elections permitted under applicable law.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the consolidated balance sheets, primarily due to their short-term nature.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s consolidated financial statements.

FS-77

NOTE 3 — INITIAL PUBLIC OFFERING

On March 30, 2023, the Company sold 6,000,000 Public Units at a purchase price of $10.00 per Public Unit generating gross proceeds of $60,000,000 related to the IPO. Each Public Unit consists of one ordinary share (each, a “Public Share”), and one right (each, a “Public Right”) entitling the holder thereof to receive two-tenths of one ordinary share upon the consummation of an initial business combination.

NOTE 4 — PRIVATE PLACEMENTS

The Sponsor has purchased an aggregate of 370,000 Private Placement Units at a price of $10.00 per Private Placement Unit, amounting to $3,700,000, from the Company in a private placement that occurred simultaneously with the closing of the IPO. Each Unit will consist of one ordinary share, and one right (“Private Right”). Ten Public Rights will entitle the holder to two ordinary shares. The proceeds from the sale of the Private Placement Units will be added to the net proceeds from the IPO held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law). The Private Placement Units and Private Rights (including the ordinary shares issuable upon exercise of the Private Rights) will not be transferable, assignable, or salable until 30 days after the completion of an Initial Business Combination, subject to certain exceptions.

NOTE 5 — RELATED PARTIES

Founder Shares

On August 20, 2021, the Sponsor received 1,437,500 of the Company’s Class B ordinary shares in exchange for $25,000 paid for deferred offering costs borne by the Founder.

In January 2022, the Company approved, through a special resolution, the following share capital changes (see Note 7):

(a)	Each of the authorized but unissued 150,000,000 Class A ordinary shares shall be cancelled and be re-designated as the ordinary shares of $0.0001 par value each (the ordinary shares);
(b)	Each of the 1,437,500 Class B ordinary shares issued shall be repurchased in consideration for the issuance of 1,437,500 ordinary shares of $0.0001 par value each; and
(c)	Upon completion of the above steps, the authorized but unissued 10,000,000 Class B ordinary shares shall be cancelled.

In January 2022, the Company issued an additional 287,500 ordinary shares to the Sponsor for no additional consideration, resulting in our sponsor holding an aggregate of 1,725,000 ordinary shares (the “Founder Shares”). The issuance was considered as a nominal issuance, in substance a recapitalization transaction, which was recorded and presented retroactively. The Founder Shares include an aggregate of up to 225,000 shares subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part. These 225,000 ordinary shares were forfeited subsequent to IPO as the over-allotment option was not exercised.

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of their founder shares until the earlier of: (A) one year after the completion of the initial Business Combination or (B) subsequent to our Business Combination, the last sale price of the ordinary share (x) equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the date following the completion of the initial Business Combination on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the public shareholders having the right to exchange their ordinary shares for cash, securities or other property.

FS-78

Promissory Note — Related Party

On August 20, 2021, the Sponsor issued an unsecured promissory note to the Company (the “Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. The Promissory Note was subsequently amended and restated on December 15, 2021 and June 27, 2022 to increase borrowings up to an aggregate principal amount of $500,000. During the year ended December 31, 2022, the Company converted $244,018 from due to related party to the Promissory Note. As of December 31, 2022 total outstanding balance under the Promissory Note was $444,018. The Promissory Note is non-interest bearing and payable on the earlier of (i) March 31, 2023, or (ii) the consummation of the IPO. In connection with the IPO, the balance of promissory note amounted to $444,018 was transferred as payment for private placement units purchased by related party. As of December 31, 2023, there is no amount outstanding under this promissory note.

Up to $1,800,000 of the loans made by our sponsor, our officers and directors, or our or their affiliates to us prior to or in connection with our initial business combination may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor, our officers and directors or an affiliate of theirs as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account. As of December 31, 2023, there was no outstanding amount under such loan.

Due from/to Related Party

As of December 31, 2023, there was no amount due from the related party. Further, there is an amount of $10,000 due to the related party which pertains to the administration fee as of December 31, 2023.

Advisory Services Agreement

The Company engaged Ascendant Global Advisors (“Ascendant”) as an advisor in connection with the IPO and business combination, to assist in hiring consultants and other services providers in connection with the IPO and the business combination, assist in the preparation of consolidated financial statements and other relevant services to commence trading including filing the necessary documents as part of the transaction. Further, Ascendant will assist in preparing the Company for investor presentations, conferences for due diligence, deal structuring and term negotiations.

During the period from July 6, 2021 (inception) through December 31, 2021, $100,000 has been paid through sponsor as offering costs for these services. The cash fee of $50,000 was paid on the IPO date on March 30, 2023.

Administration fee

Commencing on the effective date of the registration statement, an affiliate of the Sponsor shall be allowed to charge the Company an allocable share of its overhead, up to $10,000 per month up to the close of the business combination, to compensate it for the Company’s use of its offices, utilities and personnel. An administration fee of $100,000 was recorded for the year ended December 31, 2023.

FS-79

Note 6 - Commitments and Contingencies

Registration Rights

The holders of the Founder Shares, Private Placement Units, and Units that may be issued upon conversion of working capital loans (and any ordinary shares issuable upon the exercise of the Private Placement Right and upon conversion of the Founder Shares) will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of IPO requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to ordinary shares). The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not be required to effect or permit any registration or cause any registration statement to become effective until the securities covered thereby are released from their lock-up restrictions. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Finder’s Agreement

In April 2023, the Company entered into an agreement with a service provider to help introduce and identify potential targets and negotiate terms of potential Business Combination. In connection with this agreement, the Company will be required to pay a finder’s fee for such services, in an aggregate of 900,000 shares of the combined listing entity upon the closing of the Business Combination.

Engagement for Legal Services

The Company has a contingent fee arrangement with their legal counsel pursuant to which a flat fee of $600,000 is payable to the Company’s legal counsel in connection with the Business Combination. In the event that the actual legal fee exceeds $600,000, the Company will issue the exceeding amount in equity, at 25% discount to the closing price of the Business Combination.

Note 7 - Shareholders’ Equity

Preferred shares - The Company is authorized to issue 1,000,000 shares of preferred shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of December 31, 2023 and December 31, 2022, there were no shares of preferred shares issued or outstanding.

Ordinary Shares - The Company was authorized to issue 150,000,000 Class A ordinary shares with a par value of $0.0001 per share and 10,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of Class A and Class B ordinary shares were entitled to one vote for each share.

On August 20, 2021, the Sponsor received 1,437,500 of the Company’s Class B ordinary shares in exchange for $25,000 paid for deferred offering costs borne by the Founder. Out of the 1,437,500 Class B ordinary shares, an aggregate of up to 187,500 Class B ordinary shares were subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full or in part so that the number of Founder Shares will equal 20% of the Company’s issued and outstanding ordinary shares after the IPO (excluding private placement shares).

In January 2022, the Company approved, through a special resolution, the following share capital changes:

(a)	Each of the authorized but unissued 150,000,000 Class A ordinary shares shall be cancelled and be re-designated as the ordinary shares of $0.0001 par value each (the ordinary shares);
(b)	Each of the 1,437,500 Class B ordinary shares issued shall be repurchased in consideration for the issuance of 1,437,500 ordinary shares of $0.0001 par value each; and
(c)	Upon completion of the above steps, the authorized but unissued 10,000,000 Class B ordinary shares shall be cancelled.

As an effect of the above, the Company is authorized to issue 150,000,000 ordinary shares with a par value of $0.0001 per share. Holders of ordinary shares are entitled to one vote for each share. Further, the shareholders also approved the amendment and restatement of the memorandum and articles of association which has been filed with the Cayman Registrar.

FS-80

In January 2022, the Company issued an additional 287,500 ordinary shares to the Sponsor as fully paid bonus shares for no additional consideration. The issuance was considered as a nominal issuance, in substance a recapitalization transaction, which was recorded and presented retroactively.

As of December 31, 2023, there were 2,140,000 ordinary shares issued and outstanding, which does not include 225,000 ordinary shares forfeited as the over-allotment option was not exercised and includes 270,000 Representative Shares (Defined below) and 370,000 Private Placement Units. As of December 31, 2022, 1,725,000 ordinary shares were issued and outstanding, which included 225,000 ordinary shares subject to forfeiture.

Representative Shares — Simultaneously with the closing of the IPO, the Company issued to Maxim Partners LLC, pursuant to the underwriting agreement, 270,000 Representative Shares (the “Representative Shares”). The underwriter has agreed not to transfer, assign or sell any such Representative Shares without prior consent of the Company until the completion of the initial Business Combination. In addition, the Representative has agreed (i) to waive its redemption rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of the initial Business Combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete the initial Business Combination within 12 months (or up to 21 months, if applicable) from the Closing of the Offering. The Representative Shares are classified as equity in accordance with ASC 718, Shared-Based Payment, and measured based on the fair value of the equity instrument issued. The fair value of the Representative Shares was $1,741,500 at IPO date.

Rights — Except in cases where the Company is not the surviving company in a business combination, each holder of a right will automatically receive two-tenths (2/10) of one ordinary share upon consummation of the initial business combination. The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Cayman law. In the event the Company is not the surviving company upon completion of the initial business combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the two-tenths (2/10) of one ordinary share underlying each right upon consummation of the business combination. If the Company is unable to complete the initial business combination within the required time period and the Company will redeem the public shares for the funds held in the trust account, holders of rights will not receive any of such funds for their rights and the rights will expire worthless. The rights are indexed to the Company’s ordinary shares and meet each of the specified elements to be classified as equity. The rights were measured at fair value on the IPO date which was used for the allocation of the deferred offering costs (see Note 2).

NOTE 8 – FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

FS-81

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at December 31, 2023 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.

		Quoted	Significant	Significant
		Prices in	Other	Other
	As of	Active	Observable	Unobservable
	December 31,	Markets	Inputs	Inputs
	2023	(Level 1)	(Level 2)	(Level 3)
Assets:
Investment held in Trust Account	$63,460,478	$63,460,478	$—	$—

As of December 31, 2022, the balance of investments held in Trust Account was $0.

The following table presents information about the Company’s representative shares that are measured at fair value on a non-recurring basis as of March 30, 2023, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

	March 30,
	2023	Level
Representative shares	$1,741,500	3

The fair value of the Representative Shares was estimated at March 30, 2023, to be $6.45 based on the fair value per common share as of March 30, 2023, multiplied by the probability of the Initial Business Combination. The following inputs were used to calculate the fair value:

Risk-free interest rate	4.67%
Expected term (years)	0.93
Dividend yield	0.00
Volatility	7.46%
Stock price	$9.77

FS-82

Note 9 - Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Based upon review, the Company identified below subsequent events that require disclosure in the financial statements:

1.	On February 21, 2024, the Company put forward a proposal (Extension Amendment Proposal) to amend the Company’s Second Amended and Restated Memorandum and Articles of Association (the “A&R Memorandum and Articles”) in their entirety and the substitution in their place by the third amended and restated memorandum and articles of association of the Company (the “Third A&R Memorandum and Articles”), which provides that the Company may elect to extend the date by which the Company has to consummate a business combination (the “Combination Period”) for a total of up to seven (7) times, as follow: (i) one (1) time for an additional three (3) months from March 30, 2024 to June 30, 2024; and subsequently (ii) six (6) times for an additional one (1) month each time from June 30, 2024 to December 30, 2024, if requested by the Sponsor (as defined herein) and upon two calendar days’ advance notice prior to the applicable deadline. If the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (a) $165,000 or (b) $0.10 per public share that is not redeemed, for the additional three (3) month extension from March 30, 2024 to June 30, 2024 and the lesser of (x) $55,000 or (y) $0.03 per public share that is not redeemed, for each month during the subsequent additional one (1) month extensions from June 30, 2024 to December 30, 2024, that is needed to complete an initial business combination. Each Contribution will be deposited in the Trust Account on or prior to the date of the applicable deadline. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved. The amount of each Contribution will not bear interest to the Sponsor as a loan and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If it is opted not to utilize any remaining portion of the Extension, then the company will liquidate and dissolve promptly in accordance with our charter, and the Sponsor’s obligation to make additional contributions will terminate.

2.	On February 21, 2024, the Company also put forward a proposal to adjourn the extraordinary general meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Ordinary Shares represented to approve the Extension Amendment Proposal, (ii) if the holders of TMT’s public shares (the “Public Shareholders”) have elected to redeem an amount of shares in connection with the Extension Amendment such that TMT would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal (the “Adjournment Proposal”).

3.	On February 27,2024 and April 1, 2024, the Company entered into promissory notes with Elong Power, in which ELong Power agreed to loan the Company up to $200,000 and $300,000, respectively, to be used for extension deposit. The amount of each promissory note will not bear interest and will be repayable by the Company to Elong Power or its registered designees or successors upon consummation of the Business Combination. Pursuant to the terms of the promissory notes, Elong Power has the right, but not the obligation to convert the note, in whole or in part, into private units, each consisting of one ordinary share and one right to received two-tenth (2/10) of one ordinary shares upon the consummation of the Business Combination. The number of units to be received shall be an amount determined by dividing the sum of the outstanding principal amount payable by $10.00. In the case that the Company does not consummate the Business Combination, the note shall be repaid only from amounts other than the Trust Account funds, if any.

4.

On February 29, 2024, the Company entered into an Amended and Restated Agreement and Plan of Merger (the “A&R Merger Agreement”), by and among the Company, Elong Power Holding Limited, a Cayman Islands exempted company (the “Company”), and Elong Power Inc., a Cayman Islands exempted company and a wholly owned subsidiary of the Company (“Merger Sub”). The A&R Merger Agreement amends and restates that certain Agreement and Plan of Merger, by and among the Company, TMT Merger Sub, Inc., a Cayman Islands exempted company and a wholly owned subsidiary of the Company, and Elong Power, dated as of December 1, 2023 (the “Original Agreement”). The A&R Merger Agreement was entered into to modify the structure of the Merger while the overall economic terms of the Business Combination contained in the Original Agreement remain unchanged.

5.	On March 19, 2024, the Company issued an unsecure promissory note with no interest charge, with the principal amount of $300,000, to Xiaozhen Li, the major shareholder of the Sponsor. On March 21, 2024, Ms. Li completed the deposit of $300,000 into the Company’s working capital account.

6.	On March 28, 2024, the Company adjourned the Extraordinary General Meeting permanently since the Company did not have the votes to approve Extension Amendment Proposal. According to the Company’s Second Amended and Restated Memorandum and Article of Association, the Company’s sponsor or its affiliates or designees proceeded with extension by depositing $600,000 into the trust account for a three-month extension (unless the terms are otherwise subsequently amended by the shareholders of the Company), which was approved and evidenced by a board consent letter. On April 1, 2024, the Company transferred $300,000 from its working capital account to its Trust Account. On April 1, 2024, Elong Power deposited $300,000, into the Trust Account, evidenced by an unsecure promissory note with the principal amount of $300,000 dated April 1, 2024.

Note 10 – Events (Unaudited) Subsequent to the Date of the Independent Auditor’s Report

1.

On May 9, 2024, the Company issued an unsecured promissory note with no interest, with the principal amount of $300,000, to Elong (“Convertible Note 4”). Such Convertible Note 4 is repayable in full upon consummation of the business combination. Elong may, at its election, convert the Convertible Note 4, in whole or in part, into the Company’s units, provided that written notice of such intention is given to the Company at least two business days prior to the consummation of the business combination. The number of the Company’s units to be received by Elong in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Elong by (y) $10.00. Each unit of the Company consists of one ordinary share of the Company and one right to receive two-tenths (2/10) of one ordinary share of the Company.

FS-83

2.	On July 1, 2024, the Company issued an unsecured promissory note with no interest, with the principal amount of $200,000, to Elong (“Convertible Note 5”). Convertible Note 5 is repayable in full upon consummation of the business combination. Elong may, at its election, convert the Convertible Note 5, in whole or in part, into the Company’s units, provided that written notice of such intention is given to the Company at least two business days prior to the consummation of the business combination. The number of the Company’s units to be received by Elong in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Elong by (y) $10.00. Each unit of the Company consists of one ordinary share of the Company and one right to receive two-tenths (2/10) of one ordinary share of the Company.

3.	On August 2, 2024, the Company issued an unsecured promissory note with no interest, with the principal amount of $500,000, to Ms. Li (“Convertible Note 6”). Convertible Note 6 is repayable in full upon consummation of the business combination. Ms. Li may, at its election, convert the Convertible Note 5, in whole or in part, into the Company’s units, provided that written notice of such intention is given to the Company at least two business days prior to the consummation of the business combination. The number of the Company’s units to be received by Ms. Li in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to Elong by (y) $10.00. Each unit of the Company consists of one ordinary share of the Company and one right to receive two-tenths (2/10) of one ordinary share of the Company.

4.

On August 15, 2024, the Company issued an unsecured promissory note with no interest, with the principal amount of $75,000, to Elong (the “Convertible Note 7”). Convertible Note 7 evidenced the payment Elong provided for deferred listing fees in connection with the Company’s listing on Nasdaq on August 2, 2024. The Note bears no interest and is repayable in full upon consummation of the Business Combination. Elong may, at its election, convert its Note, in whole or in part, into the Company’s units, provided that written notice of such intention is given to the Company at least two (2) business days prior to the consummation of the Business Combination. The number of units to be received by the Note payee in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such payee by (y) $10.00. Each unit consists of one (1) ordinary share and one (1) right to receive two-tenths (2/10) of one (1) ordinary share.

5.	On August 29, 2024, the Company put forward a proposal (“Second Extension Amendment Proposal”) to amend the Company’s Second Amended and Restated Memorandum and Articles of Association (the “A&R Memorandum and Articles”) in their entirety and the substitution in their place by the third amended and restated memorandum and articles of association of the Company (the “Third A&R Memorandum and Articles”), which provides that the Company may elect to extend the date by which the Company has to consummate a business combination for a total of up to five (5) times, as follow: (i) two (2) times for an additional three (3) months each time from March 30, 2024 to September 30, 2024 (the “First Extension Period”); and subsequently (ii) three (3) times, for an additional one (1) month each time, from September 30, 2024 to December 30, 2024 (the “Second Extension Period”), if requested by the Sponsor and upon two calendar days’ advance notice prior to the applicable deadline (such proposal, the “Extension Amendment”). If the Second Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (a) $100,000 or (b) $0.03 per public share that is not redeemed, for each month during the additional one (1) month extensions in the Second Extension Period from September 30, 2024 to December 30, 2024, that is needed to complete an initial business combination. The Company also put forward a proposal to adjourn the extraordinary general meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient Ordinary Shares represented to approve the Extension Amendment Proposal, (ii) if the holders of TMT’s public shares have elected to redeem an amount of shares in connection with the Extension Amendment such that TMT would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC, or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

FS-84

ANNEX A – AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

EXECUTION VERISON

AMENDED AND RESTATED

AGREEMENT AND PLAN OF MERGER

by and among

ELONG POWER HOLDING LIMITED

TMT ACQUISITION Corp

and

ELONG POWER INC.

Dated as of February 29, 2024

i

3.21 Title to Assets	A-26
3.22 Employee Matters	A-26
3.23 Employee Benefits	A-26
3.24 Environmental Matters	A-27
3.25 Transactions with Related Persons	A-28
3.26 Insurance	A-28
3.27 Top Suppliers	A-28
3.28 Certain Business Practices	A-29
3.29 Investment Company Act	A-29
3.30 Brokers’ Fees	A-29
3.31 Independent Investigation	A-30
3.32 No Other Representations	A-30

Article IV - REPRESENTATIONS AND WARRANTIES OF THE SPAC	A-30
4.1 Organization of the SPAC	A-31
4.2 Due Authorization	A-31
4.3 Authorized Share Capital and Other Matters	A-32
4.4 Governmental Consents	A-33
4.5 No Conflict	A-33
4.6 Internal Controls; Financial Statements	A-34
4.7 No Undisclosed Liabilities	A-35
4.8 Litigation and Proceedings	A-35
4.9 Tax Matters	A-36
4.10 Real Property; Personal Property	A-37
4.11 Intellectual Property	A-37
4.12 Employees; Employee Benefit Plans	A-37
4.13 Absence of Changes	A-37
4.14 Brokers’ Fees	A-38
4.15 SEC Filings	A-38
4.16 Trust Account	A-38
4.17 Investment Company Act; JOBS Act	A-39
4.18 Indebtedness	A-39
4.19 Stock Market Quotation	A-39
4.20 Business Activities	A-39
4.21 Independent Investigation	A-40
4.22 No Other Representations and Warranties	A-41

Article V - COVENANTS	A-41
5.1 Conduct of Business by the SPAC Pending the Merger	A-41
5.2 Conduct of the Company and the Business Pending the Merger	A-43
5.3 Tax Matters	A-45
5.4 Preparation of the SPAC Registration Statement and Proxy Statement; the SPAC Shareholders Meeting	A-46
5.5 Reasonable Efforts	A-49
5.6 Access to Information	A-49
5.7 Exclusivity	A-49
5.8 Public Announcements; Required Information	A-50

ii

5.9 Section 16 Matters	A-51
5.10 Control of Other Party’s Business	A-51
5.11 NASDAQ Listing	A-51
5.12 Takeover Statutes	A-52
5.13 Shareholder Approval	A-52
5.14 Financial Information	A-52
5.15 Extension; Payment of Extension Fees	A-53
5.16 Equity Incentive Plan	A-54
5.1917 Employment Agreements	A-54
5.18 ODI Filings	A-54
5.19 Future Issuance of Company Ordinary Shares	A-54
5.1920 PIPE Financing	A-54
5.1921 Indemnification and Directors’ and Officers’ Insurance	A-54
5.19 Future Issuance of Company Ordinary Shares	A-56

Article VI – CONDITIONS TO THE MERGER	A-56
6.1 Conditions to the Obligations of the SPAC, the Company and Merger Sub to Effect the Merger	A-56
6.2 Additional Conditions to the Obligations of the Company and Merger Sub	A-56
6.3 Additional Conditions to the Obligations of the SPAC	A-57

Article VIII – SURVIVAL AND INDEMNIFICATION	A-58
8.1 Survival	A-58
7.2 Indemnification	A-59
7.38.1 Limitations on Indemnification	A-59
7.4 Indemnification Proceedings	A-60
7.5 Indemnification Payments	A-61
7.6 Exclusive Remedy	A-62

Article VIII – TERMINATION	A-62
8.1 Termination	A-63
8.2 Effect of Termination	A-64
8.1 Fees and Expenses	A-64

Article VIIIIX – MISCELLANEOUS	A-64
9.1 Trust Account	A-64
9.2 Waiver Against Trust Account	A-65
9.3 Governing Law; Jurisdiction	A-66
9.4 Notices	A-67
9.5 Headings	A-68
9.6 Entire Agreement	A-68
9.7 Amendments and Waivers	A-68
9.8 Assignment	A-68
9.9 Third Parties	A-69
9.10 Specific Performance	A-69
9.11 Severability	A-70
9.12 Counterparts	A-70
9.13 Construction of Certain Terms and References; Captions	A-70
9.14 Disclosure Schedules	A-71
Article VIIIX – DEFINITIONS	A-71
10.1 Definitions	A-71

iii

EXHIBITS

Exhibit A Amended and Restated Shareholder Voting Agreement

Exhibit B Amended and Restated Sponsor Support Agreement

Exhibit C Form of Lock-Up Agreement

Exhibit D Form of Employment Agreement

SCHEDULES

Schedule A Supporting Shareholder

Schedule B Company Equity Interests

Schedule C Earnout Terms

Schedule D ODI Shareholders

Schedule 1.8(a) Post-Closing SPAC Directors

Schedule 10.1(a) Key Personnel

Schedule 10.1(b) Knowledge Persons

Schedule 10.1(c) Requisite Regulatory Approvals

Schedule 10.1(d) Warrant Agreements

iv

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

This AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of February 29, 2024 by and among (i) TMT Acquisition Corp, a Cayman Islands exempted company (the “SPAC”), (ii) Elong Power Holding Limited, a Cayman Islands exempted company (the “Company”), and (iii) ELong Power Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of the Company (“Merger Sub”). Each of the foregoing parties is referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

A.	This Agreement amends and restates that certain Agreement and Plan of Merger, dated as of December 1, 2023, by and among the SPAC, TMT Merger Sub, Inc. (“TMT Merger Sub”) and the Company, in order to modify the Transactions and, in furtherance thereof, remove TMT Merger Sub as a party thereto and add Merger Sub as a party hereto;
B.	The Company, through its wholly owned and Controlled subsidiaries, is in the business of researching and developing, manufacturing, and marketing of high-rate lithium-ion batteries and lithium-ion battery systems for energy storage devices (the “Business”);
C.	The Company indirectly owns one hundred percent (100%) of the issued equity securities of eLong Power (Hong Kong) International Limited (“HKCo”), a limited liability company incorporated under the laws of Hong Kong, which in turn owns all of the equity interests of eLong Energy (Ganzhou) Co., Ltd (the “WFOE”), a wholly foreign-owned enterprise established under the laws of the People’s Republic of China (the “PRC”). The WFOE owns one hundred percent (100%) of the issued equity securities of Huizhou Yipeng Energy Technology Co., Ltd. (“Yipeng Huizhou”);
D.	The SPAC is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses;
E.	Merger Sub is a newly incorporated, direct, wholly-owned subsidiary of the Company and was formed for the sole purpose of effecting the Merger (as defined below);
F.	Subject to the terms and conditions set forth herein, the Parties desire and intend to effect a business combination transaction pursuant to which Merger Sub will merge with and into the SPAC, with the SPAC continuing as the surviving entity (the “Merger”) and becoming a wholly-owned subsidiary of the Company;
G.	The board of directors of each of the Company, the SPAC and Merger Sub has (i) determined that the Merger and other transactions contemplated hereby are fair, advisable and in the best interests of their respective companies and shareholders, (ii) approved this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth herein and (iii) determined to recommend to their respective shareholders the approval and adoption of this Agreement and the transactions contemplated hereby, including the Merger;
A-1

H.	In accordance with the terms of this Agreement, the SPAC shall provide an opportunity to holders of the SPAC Ordinary Shares to have their outstanding shares redeemed on the terms and subject to the conditions set forth in this Agreement and the SPAC’s Governing Documents in connection with obtaining the SPAC Shareholder Approval;
I.	Contemporaneously with the execution of, and as a condition and an inducement to the SPAC entering into this Agreement, the SPAC, the Company and the Shareholder listed on Schedule A (the “Supporting Shareholder”) are entering into and delivering an Amended and Restated Shareholder Voting Agreement, as attached hereto as Exhibit A, pursuant to which, among other things, such Shareholder has agreed to vote in favor of the transactions contemplated hereby;
J.	Contemporaneously with the execution of, and as a condition and an inducement to the SPAC and the Company entering into this Agreement, the Sponsor of the SPAC is entering into and delivering an Amended and Restated Sponsor Support Agreement, as attached hereto as Exhibit B, pursuant to which, among other things, the Sponsor has agreed (i) not to transfer or redeem any SPAC Ordinary Shares held by it in connection with the transactions contemplated hereby (ii) to vote in favor of this Agreement and the Merger at the SPAC Shareholders Meeting and (iii) to pay for, in the amounts set forth therein, any necessary extension of time to consummate the Merger and Transactions contemplated hereby;
K.	The SPAC will use its reasonable best efforts to enter into subscription agreements, on terms approved by the Company (as amended or modified from time to time, collectively, the “Subscription Agreements”), with certain investors procured and approved by the Parties (the “PIPE Investors”), pursuant to which, among other things, each PIPE Investor would agree to subscribe for and purchase from the SPAC immediately prior to the Closing (the “PIPE Closing Date”), and the SPAC would agree to issue and sell to each such PIPE Investor on the PIPE Closing Date, the number of SPAC Ordinary Shares set forth in the applicable Subscription Agreement in exchange for the purchase price set forth therein, on the terms and subject to the conditions set forth in the applicable Subscription Agreement (the equity financing under all Subscription Agreements, collectively, hereinafter referred to as the “PIPE Financing” and the SPAC Ordinary Shares to be issued pursuant to the PIPE Financing, the “PIPE Shares”);
L.	The Sponsor and the Shareholders have, or will prior to Closing, each enter into a Lock-Up Agreement with the Company, in substantially the form attached as Exhibit C hereto (the “Lock-Up Agreement”), which agreement will become effective as of the Closing;
M.	The Sponsor and certain Shareholders have, or will prior to Closing, each enter into a registration rights agreement with the Company, in a form agreed to by the Parties, provided that such agreement will have customary terms and conditions including at least three (3) sets of demand registration rights and piggyback rights (the “Registration Rights Agreement”), which agreement will become effective as of the Closing;
A-2

N.	For U.S. federal income tax purposes, the Parties intend that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and intend that it constitute a “plan of reorganization” within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3; and
O.	Certain capitalized terms used herein are defined in Article X hereof.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants, and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties hereto agree as follows:

Article I

CLOSING

1.1              Closing. Subject to the satisfaction or waiver of the conditions set forth in Article VI, the consummation of the Transactions (the “Closing”) shall take place by electronic exchange of documents and signatures on the third (3rd) Business Day after all the conditions set forth in Article VI have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), or at such other date, time or place as the SPAC and the Company may agree in writing (the date and time at which the Closing is actually held being the “Closing Date”).

1.2              Closing Deliverables.

(a)               At the Closing, the Company will deliver or cause to be delivered:

(i)                 to the Exchange Agent, the number of Company Class A Ordinary Shares to be paid in respect of the SPAC Ordinary Shares in accordance with Section 2.7(a), for further distribution to the SPAC Shareholders;

(ii)              a certificate signed by an authorized officer of the Company, dated as of the Closing Date, certifying that, to the knowledge and belief of such authorized officer, the conditions specified in Section 6.3(a), (b), (c) and (e) have been satisfied;

(iii)            duly executed counterparts to each of the Transaction Documents to be entered into by the Company and Merger Sub, the Shareholders, or the Key Personnel;

(iv)             copies of certified resolutions approved and actions taken by each of Company’s and Merger Sub’s sole directors and shareholders in connection with the approval of this Agreement and the Transactions;

A-3

(v)               all other documents, instruments or certificates required to be delivered by the Company at or prior to the Closing pursuant to Section 6.3; and

(vi)             such other documents or certificates as shall be reasonably determined by the SPAC and its legal counsel to be required in order to consummate the Transactions.

(b)               At the Closing, the SPAC will deliver or cause to be delivered:

(i)                 a certificate signed by an authorized officer of the SPAC, dated as of the Closing Date, certifying that, to the knowledge and belief of such authorized officer, the conditions specified in Section 6.1(f) and Section 6.2(a), (b), (c) and (e) have been satisfied;

(ii)              the Transaction Documents to be entered into by the SPAC and the Sponsor, as applicable, duly executed by a duly authorized representative of the SPAC and the Sponsor;

(iii)            the written resignation letters of all of the directors and officers of the SPAC that are not remaining on the board of directors of the SPAC (the “SPAC Board”) after the Effective Time, in accordance with the provisions of Section 1.8(a)), effective as of the Effective Time;

(iv)             copies of certified resolutions and actions taken by the SPAC Board and the SPAC Shareholders in connection with the approval of this Agreement and the Transactions;

(v)               all other documents, instruments or certificates required to be delivered by the SPAC at or prior to the Closing pursuant to Section 6.2; and

(vi)             such other documents or certificates as shall be reasonably determined by the Company and its legal counsel to be required in order to consummate the Transactions.

1.3              Reverse Share Split. Prior to the Closing, the Company shall have taken all necessary corporate action to effectuate, and shall effectuate immediately prior to the Effective Time, a reverse share split of the Company Class A Ordinary Shares and Company Class B Ordinary Shares, such that, immediately thereafter, the Company will have Forty-Five Million (45,000,000) Company Ordinary Shares, comprising 39,417,078 Company Class A Ordinary Shares and 5,582,922 Company Class B Ordinary Shares (the “Outstanding Shares”), issued and outstanding, less the number of shares reserved for issuance upon exercise of the Company Warrants, as set forth on Part 2 of Schedule B (as adjusted for the Reverse Share Split, as set forth on Part 3 of Schedule B), as the same may be amended by the Company no later than one (1) Business Day prior to the Closing solely to reflect the exercise of the Company Warrants pursuant to the Warrant Agreements (the “Reverse Share Split”), with the ratio of such Reverse Share Split based on a valuation of the Company of Four Hundred Fifty Million U.S. Dollars ($450,000,000).

A-4

1.4              Earnout.

(a)               Immediately prior to the Effective Time, the Company shall issue Nine Million (9,000,000) Company Class A Ordinary Shares (the “Earnout Shares”) in the name of the Supporting Shareholder, which shall be deposited, or caused to be deposited, by the Company with the Escrow Agent, and shall be released (in whole or in part) to the Supporting Shareholder contingent upon the achievement of certain future performance metrics or to the Company for cancellation, in each case in accordance with the terms set forth in Schedule C and in the Earnout Escrow Agreement (the “Earnout”).

(b)               For the period of time that the Earnout Shares are held in escrow, the Supporting Shareholder hereby agrees that it shall not vote any of the Earnout Shares registered in its name and so held if and until any such Earnout Shares are irrevocably released to it in accordance with the terms of this Agreement and the Earnout Escrow Agreement.

1.5              Exercise or Assumption of Company Warrants. To the extent the required Consents to the ODI Shareholders’ ODI Filings have been received, on a date that is at least one (1) Business Day prior to the Closing Date and in accordance with the terms of Section 5.19, the Company shall use its best efforts to cause all issued and outstanding Company Warrants of such ODI Shareholders to be exercised in accordance with the terms of the Warrant Agreements for that whole number of Company Class A Ordinary Shares (rounded to the nearest whole share) provided for in the Warrant Agreements. To the extent the required Consents to the ODI Shareholders’ ODI Filings have not been received at least one (1) Business Day prior to the Closing Date, at the effective time of the Reverse Share Split and in accordance with the terms of the Warrant Agreements, each Company Warrant shall become a warrant to acquire, on the same terms and conditions as were applicable under each such Company Warrant, a number of Company Class A Ordinary Shares provided in Part 2 of Schedule B (as adjusted for the Reverse Share Split, as set forth on Part 3 of Schedule B), as the same may be amended by the Company no later than one (1) Business Day prior to the Closing solely to reflect the exercise of the Company Warrants pursuant to the Warrant Agreements. The Company shall, prior to the effective time of the Reverse Share Split, take all actions necessary in connection with the treatment of Company Warrants contemplated by this Section 1.5.

1.6              Indemnification.

(a)               Immediately prior to the Effective Time, the Supporting Shareholder shall deposit Three Hundred Thousand (300,000) Company Class B Ordinary Shares (the “Indemnification Shares”) with the Escrow Agent, which shall be held in escrow as security for the Supporting Shareholder’s indemnification obligations on behalf of the Company as further set forth in Article VII, to be released to the Supporting Shareholder or to the Company for cancellation, in each case in accordance with the terms of, and in the amounts to be set forth in, Article VII and the Indemnification Escrow Agreement. The Indemnification Escrow Agreement shall provide that (i) on the date that is twelve (12) months from the Closing Date, the amount of Indemnification Shares that have not been used in satisfaction of indemnification obligations as provided in Article VII, up to a maximum of fifty percent (50%) of the Indemnification Shares placed into the escrow account on the Closing Date, be released to the Supporting Shareholder, and (ii) on the date that is twenty-four (24) months from the Closing Date, any remaining Indemnification Shares that have not been used in satisfaction of indemnification obligations as provided in Article VII be released to the Supporting Shareholder.

A-5

(b)               In the event that any Indemnification Shares are surrendered back to the Company for cancellation in satisfaction of the Supporting Shareholder’s indemnity obligations pursuant to Article VII, the Supporting Shareholder shall execute an irrevocable instrument of surrender of shares in accordance with applicable Law with respect to such Indemnification Shares and surrender such Indemnification Shares to the Company without consideration. The Company shall instruct the Escrow Agent to irrevocably and unconditionally release the surrendered Indemnification Shares from the escrow account to be cancelled in accordance with the terms of the Indemnification Escrow Agreement.

1.7              Compliance; Transfer or Assignment; Register of Members. The Company shall ensure that any offers, sales, transfers, assignment or delivery of Company Ordinary Shares prior to the Closing are effectuated in compliance with all applicable Laws, including applicable securities Law. The Company shall also use reasonable efforts to cause the Shareholders to not sell, transfer, or assign their respective Company Ordinary Shares prior to the Closing without the prior written consent of the Company and the SPAC (which consent shall not be unreasonably withheld, delayed or conditioned); provided, that nothing in this Section 1.7 shall prohibit a transfer or assignment by operation of Law, by will or the Laws of descent and distribution, to an Affiliate of such Shareholder or to another Shareholder of the Company, all the foregoing solely in accordance with applicable Law.

1.8              Company Governance Matters.

(a)               The Parties shall use commercially reasonable efforts to ensure that the individuals listed on Schedule 1.8(a), as such schedule may be amended prior to the date of the initial filing of the Company Registration Statement with the SEC (as defined below), are nominated and elected as directors of the Company with effect from the Effective Time. At the Effective Time, the board of directors of the Company shall consist of five (5) directors, three (3) of whom shall be designated by the Company, and of such three (3) at least one (1) of which shall meet the independent director requirements under NASDAQ rules, and two (2) of whom shall be chosen by the Sponsor, both of which shall meet the independent director requirements under NASDAQ rules. The officers of the Company as of immediately prior to the Effective Time shall continue as the officers of the Company.

(b)               On the Closing Date, and subject to receipt of the required SPAC Shareholder Approval and Company Shareholder Approval, the Company shall cause its memorandum and articles of association to be amended and restated in such form as shall be mutually agreed upon between the Company and the SPAC (the “A&R Memorandum and Articles of Association”).

A-6

Article II

THE MERGER

2.1              The Merger. Upon and subject to the terms and conditions set forth in this Agreement, on the Closing Date, and in accordance with the applicable provisions of the Cayman Companies Act, Merger Sub shall merge with and into the SPAC. Following the Merger, the separate corporate existence of Merger Sub shall cease, and the SPAC shall continue as the surviving company in the Merger (the “Surviving Company”) under the Cayman Companies Act and become a wholly owned subsidiary of the Company. At the Closing, the SPAC and Merger Sub shall execute a plan of merger (and any other documents required by the Cayman Companies Act) (the “Plan of Merger”) in form and substance acceptable to the Parties, and the Parties shall cause the Merger to be consummated by registering the Plan of Merger with the Cayman Registrar in accordance with the provisions of the Cayman Companies Act. The Merger shall become effective on the date that the Plan of Merger is registered by the Cayman Registrar in accordance with the Cayman Companies Act or such later time as specified in the Plan of Merger (the “Effective Time”). References herein to the “SPAC” with respect to the period from and after the Effective Time shall be deemed to be references to the Surviving Company.

2.2              Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Plan of Merger, and the applicable provisions of the Cayman Companies Act. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the rights, the property of every description, including choses in action, and the business, undertaking, goodwill, benefits, immunities, privileges, powers and franchises of the SPAC and Merger Sub shall vest in the Surviving Company, and all the Contracts, Liabilities, duties and obligations of the SPAC and Merger Sub shall become the Contracts, Liabilities, duties and obligations of the Surviving Company, and the Surviving Company shall execute any agreements and shall take such further actions, as any Party may reasonably request to confirm that the Surviving Company shall observe and discharge all covenants, duties and obligations of the SPAC and Merger Sub set forth in this Agreement to be performed after the Effective Time.

2.3              Surviving Company Governance Matters.

(a)               At the Effective Time, and without any further action on the part of the Merger Sub, the memorandum and articles of association of the Surviving Company (the “Surviving Company M&A”) will be amended and restated substantially in the form to be mutually agreed upon between the Company and SPAC, until thereafter amended or restated in accordance with its terms and as provided by Law.

(b)               From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable Law, the sole director of Merger Sub as of immediately prior to the Effective Time shall be the sole director of the Surviving Company. The officers of Merger Sub as of immediately prior to the Effective Time shall be the officers of the Surviving Company.

A-7

2.4              Tax Treatment of the Merger. For U.S. federal income tax purposes, each of the Parties intend that the Merger will constitute an integrated transaction described in Section 351 of the Code and will constitute a transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code to which each of the SPAC, Merger Sub and the Company is a party under Section 368(b) of the Code (the “Intended Tax Treatment”). The Parties hereby (i) adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g), (ii) agree to file and retain such information as shall be required under Treasury Regulation Section 1.368-3, and (iii) agree to file all Tax and other informational returns on a basis consistent with the Intended Tax Treatment, unless otherwise required by a Taxing Authority. Each of the Parties acknowledge and agree that each (i) has had the opportunity to obtain independent legal and tax advice with respect to the transactions contemplated by this Agreement, and (ii) is responsible for paying its own Taxes, including any adverse Tax consequences that may result if the Merger is determined not to qualify for the Intended Tax Treatment.

2.5              Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Company with full right, title and interest in, to and under, or possession of, all assets, property, rights, privileges, powers and franchises of Merger Sub and the SPAC, the officers and directors of Merger Sub and the SPAC are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

2.6              Merger Consideration; Effect of the Merger on Securities of the SPAC and Merger Sub.

(a)               Conversion of SPAC Ordinary Shares, SPAC Rights and SPAC Units. At the Effective Time, by virtue of the Merger and without any action on the part of the holders of securities of Merger Sub, the Company or the SPAC:

(i)                 Each SPAC Ordinary Share issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares, each as defined below), including the SPAC Ordinary Shares issued in the PIPE Financing, will be automatically cancelled and extinguished and converted into the right to receive one (1) Company Class A Ordinary Share, which shall be issued pursuant to Section 2.7(a).

(ii)              The SPAC Rights issued and outstanding immediately prior to the Effective Time will each convert in accordance with their terms into the two-tenths (2/10) of one (1) SPAC Ordinary Share that the holders thereof would have been entitled to receive pursuant to the Rights Agreement, and then further converted into the right to receive two-tenths (2/10) of one (1) Company Class A Ordinary Share, which shall be issued pursuant to Section 2.7(a).

(iii)            The SPAC Units issued and outstanding immediately prior to the Effective Time will be automatically and mandatorily separated into their component parts and each SPAC Ordinary Share and SPAC Right included within the SPAC Units will thereafter be automatically cancelled, extinguished and converted into Company Class A Ordinary Shares pursuant to the foregoing subsections 2.6(a)(i) and 2.6(a)(ii) immediately above.

A-8

(b)               Treatment of Excluded Shares. At the Effective Time, all SPAC Ordinary Shares that are owned by the SPAC (as treasury shares or otherwise) or any of its direct or indirect Subsidiaries as of immediately prior to the Effective Time (collectively, the “Excluded Shares”) shall be automatically canceled, surrendered (if applicable) and extinguished without any conversion or consideration delivered in exchange thereof.

(c)               No Issuance of Fractional Shares. No certificates or scrip representing fractional shares will be issued pursuant to the Merger, and instead any such fractional share that would otherwise be issued will be rounded down to the nearest whole share.

(d)               Share Capital of Merger Sub. The one (1) Merger Sub Class A Ordinary Share that is issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without further action on the part of the sole shareholder of Merger Sub, be converted into and become one (1) ordinary share of the Surviving Company (and such ordinary share of the Surviving Company into which the Merger Sub Class A Ordinary Share is so converted shall constitute the only issued and outstanding share capital of the Surviving Company that is issued and outstanding immediately after the Effective Time). Each certificate evidencing ownership of Merger Sub Ordinary Shares will, as of the Effective Time, evidence ownership of such share(s) of such ordinary share of the Surviving Company.

(e)               Shares Issued Upon Cancellation of SPAC Ordinary Shares and SPAC Rights. All securities issued upon the surrender and cancellation of SPAC Ordinary Shares and SPAC Rights in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such securities; provided that any restrictions on the sale and transfer of such SPAC Ordinary Shares and SPAC Rights shall also apply to the Merger Consideration so issued in exchange.

(f)                Lost, Stolen or Destroyed Certificates. In the event any certificates for any SPAC Ordinary Shares or SPAC Rights have been lost, stolen or destroyed, the Company shall issue in exchange for such lost, stolen or destroyed certificates or securities as the case may be, upon delivery of an executed affidavit of that fact by the holder thereof, such securities, as may be required pursuant to Section 2.6(a); provided, however, that the Company may, in its sole and exclusive discretion and as a condition precedent to the issuance thereof, additionally require the owner of such lost, stolen or destroyed certificates to deliver an executed deed of indemnity against any claim that may be made against it with respect to the certificates alleged to have been lost, stolen or destroyed.

(g)               Treatment of Dissenting Shares. Each Dissenting Share issued and outstanding immediately prior to the Effective Time held by a Dissenting Shareholder shall be cancelled and cease to exist in accordance with Section 2.9 and shall thereafter represent only the right to be paid the fair value of such Dissenting Share and such other rights arising pursuant to Section 238 of the Cayman Companies Act.

A-9

2.7              Issuance of Company Ordinary Shares.

(a)               Exchange. At or substantially concurrently with the Effective Time, the Company shall issue and shall deposit, or shall cause to be deposited, with the Exchange Agent, for the benefit of the holders of issued and outstanding SPAC Ordinary Shares and SPAC Rights, for exchange in accordance with this Section 2.7(a), the number of Company Class A Ordinary Shares representing the Merger Consideration. The Company shall provide irrevocable instructions to the Exchange Agent to distribute, immediately following the Effective Time, upon cancellation of the corresponding SPAC Ordinary Shares and SPAC Rights, the number of Company Class A Ordinary Shares representing the Merger Consideration to be issued in exchange therefor.

(b)               Distributions After the Effective Time. Subject to the following sentence, no dividends or other distributions declared after the Effective Time with respect to the Company Class A Ordinary Shares shall be paid with respect to any Company Class A Ordinary Shares that are not able to be delivered by the Exchange Agent promptly after the Effective Time (it being understood that shares deposited with the Escrow Agent shall be deemed delivered hereunder), whether due to a legal impediment to such delivery or otherwise. Subject to the effect of abandoned property, escheat, Tax or other applicable Laws, following the delivery of any such previously undelivered Company Class A Ordinary Shares, there shall be paid to the record holder of such shares, without interest, at the time of delivery, to the extent not previously paid, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to each such Company Class A Ordinary Share.

(c)               Tax Withholding. The SPAC, the Company, Merger Sub, and the Exchange Agent shall each be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax Law. To the extent that amounts are so deducted or withheld and paid over to the appropriate Governmental Authority, such deducted or withheld amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

(d)               No Liability. None of the Company, the Surviving Company, the SPAC, Merger Sub, the Exchange Agent or any other Person shall be liable for Company Class A Ordinary Shares or Company Class B Ordinary Shares (or dividends or distributions with respect thereto or with respect to the Company Ordinary Shares) or cash properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

2.8              Adjustments in Certain Circumstances. Without limiting the other provisions of this Agreement, if at any time during the period between the date hereof and the Effective Time, any change in the outstanding securities of the Company, the SPAC or Merger Sub shall occur (other than the issuance of any securities of the Company, the SPAC or Merger Sub as permitted by this Agreement), including by reason of any reclassification, recapitalization, share split (including a reverse share split), or combination, exchange, readjustment of shares, or similar transaction, or any share dividend or distribution paid in shares, then the Outstanding Shares, the Earnout Shares, the Company Ordinary Shares issuable upon exercise of the Company Warrants, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to reflect such change; provided, however, that this sentence shall not be construed to permit the SPAC, Merger Sub or the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement. No less than ten (10) Business Days’ notice shall be provided to the appropriate parties with respect to any change in the outstanding securities of the Company, the SPAC or Merger Sub proposed to be made effective (other than issuance of any securities of the Company, the SPAC or Merger Sub as permitted by this Agreement) at any time during the period between the date hereof and the Effective Time.

A-10

2.9       Appraisal Rights.

(a)               Each SPAC Ordinary Share (the “Dissenting Shares”) owned by holders of SPAC Ordinary Shares who have validly exercised and not effectively withdrawn or lost their rights to dissent from the Merger pursuant to Section 238 of the Cayman Companies Act (the “Dissenting Shareholders”) shall thereafter represent the right to receive only the payment resulting from the procedure set forth in the Cayman Companies Act with respect to the Dissenting Shares owned by such Dissenting Shareholder, and shall not be entitled to receive the Merger Consideration, unless and until such Dissenting Shareholder effectively withdraws its demand for, or loses its rights to, dissent from the Merger pursuant to the Cayman Companies Act with respect to any Dissenting Shares. SPAC shall give the Company (i) to the extent practicable, prompt notice of any notices of objection, notices of dissent, written demands for appraisal, demands for fair value, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Laws that are received by SPAC relating to any Dissenting Shareholder’s rights of dissent under the Cayman Companies Act and (ii) the opportunity to direct all negotiations and proceedings with respect to demand for appraisal under the Cayman Companies Act. SPAC shall not, except with the prior written consent of the Company, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands.

(b)               In the event that any written notices of objection to the Merger are served by any holders of SPAC Ordinary Shares pursuant section 238(2) of the Cayman Companies Act, (i) SPAC shall serve written notice of the authorization and approval of this Agreement, the Plan of Merger and the Merger on such holders of SPAC Ordinary Shares pursuant to Section 238(4) of the Cayman Companies Act (the “Authorization Notice”) within twenty (20) days of obtaining the SPAC Shareholder Approval; provided, that prior to serving any such notice, to the extent practicable, SPAC shall consult with the Company with respect to such notice and shall afford the Company a reasonable opportunity to comment thereon; and (ii) SPAC and the Company may elect to delay the Closing and the filing of the Plan of Merger with the Registrar of Companies of the Cayman Islands until at least twenty (20) days have elapsed since the date on which such the Authorization Notice is given (being the period allowed for written notice of an election to dissent under Section 238(5) of the Cayman Companies Act, as referred to in Section 239(1) of the Cayman Companies Act), but in any event subject to the satisfaction or waiver of all of the conditions set forth in Sections 6.1, 6.2 and 6.3.

A-11

Article III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND MERGER SUB

As an inducement to the SPAC to enter into this Agreement, except as otherwise disclosed or identified in the Company Disclosure Schedule, each of the Company and Merger Sub hereby represents and warrants to the SPAC, on and as of December 1, 2023, as follows (provided that for purposes of this Article III, “as of the date hereof”, “from the date of this Agreement” and similar terms shall refer to December 1, 2023):

3.1              Organization of the Company and Merger Sub.

(a)               The Company is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands, and each of its Subsidiaries is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it was formed. The Company and its Subsidiaries, for the avoidance of doubt, including Merger Sub (collectively, the “Company Group”), have all requisite corporate power and authority necessary and required to own and operate the Company Group Assets and to carry on the Business as presently conducted. Each member of the Company Group is duly licensed or qualified to do business and is in good standing (or equivalent status as applicable) in each jurisdiction in which the properties owned or leased by it or the operation of its Business as currently conducted makes such licensing or qualification necessary, except where failure to be so licensed or qualified and in good standing would not reasonably be expected to have a Company Material Adverse Effect. Schedule 3.1 lists all jurisdictions in which the Company Group is qualified to conduct business.

(b)               Merger Sub is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. Merger Sub is a wholly-owned Subsidiary of the Company. The copies of the Governing Documents of Merger Sub which were previously furnished or made available to the SPAC are true and complete copies of such documents as in effect on the date of this Agreement.

3.2              Due Authorization. Each of the Company and Merger Sub has all requisite power and authority to execute and deliver this Agreement and the Transaction Documents to which it is or shall be a party, to carry out its obligations hereunder and thereunder, and to consummate the Transactions contemplated hereby and thereby. This Agreement and all Transaction Agreements to which the Company or Merger Sub is or shall be a party and the consummation of the Transactions (other than the authorization, filing and registration of the Plan of Merger, the change of directors of the Company in accordance with Section 1.8 (a) and the amendment and restatement of the Company’s memorandum and articles of association in accordance with Section 1.9(b)) have been duly authorized by all necessary and proper action on the part of the Company and Merger Sub, subject to the Company Shareholder Approval in accordance with the Governing Documents of the Company. Each of this Agreement and the Transaction Documents to which the Company or Merger Sub is or shall be a party has been or will be duly and validly executed and delivered by it and (assuming that this Agreement or such other applicable Transaction Documents to which the SPAC is or will be a party constitutes a legal, valid and binding obligation of the SPAC), constitutes or shall when executed and delivered constitute the legal, valid and binding obligation of the Company and Merger Sub (as applicable), enforceable against the Company and Merger Sub (as applicable) in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether considered in a proceeding at law or in equity) (collectively, the “Remedies Exception”).

A-12

3.3              Capitalization.

(a)               The authorized share capital of the Company is $50,000 divided into 5,000,000,000 Company Ordinary Shares, comprised of 4,000,000,000 Company Class A Ordinary Shares and 1,000,000,000 Company Class B Ordinary Shares, of which 6,845,290 Company Class A Ordinary Shares and 16,538,142 Company Class B Ordinary Shares are issued and outstanding (subject to the effect of the Reverse Stock Split and the exercise of the Company Warrants). All of the issued and outstanding Company Ordinary Shares have been duly authorized and validly issued, are fully paid and non-assessable, and are not subject to any preemptive rights and have not been issued in violation of any preemptive or similar rights of any Person. As of the date hereof, all of the issued and outstanding Company Ordinary Shares are owned legally and beneficially by the Persons set forth on Part 1 of Schedule B, and immediately prior to the Closing, all of the issued and outstanding Company Ordinary Shares will be owned legally and beneficially by the Persons set forth on Part 2 of Schedule B (as adjusted for the Reverse Share Split, as set forth on Part 3 of Schedule B), as the same may be amended by the Company no later than one (1) Business Day prior to the Closing. Except for the Company Ordinary Shares, no other class in the share capital of the Company is or ever has been authorized or issued or outstanding.

(b)               Except for the Company Warrants and Company Share Rights set forth on Schedule 3.3(b), there are no: (a) outstanding Company Share Rights; (b) outstanding subscriptions, options, warrants, rights (including phantom stock rights), calls, commitments, understandings, conversion rights, rights of exchange, plans or other agreements of any kind providing for the purchase, issuance or sale of any share of the Company; (c) to the knowledge of the Company, agreements with respect to any of the Company Ordinary Shares, including any voting trust, other voting agreement or proxy with respect thereto; or (d) disputes, controversies, demands or claims as to any Company Ordinary Shares. As of the date of this Agreement, the Company has reserved 109,918,874 Company Class A Ordinary Shares for issuance to holders of Company Warrants pursuant to the Warrant Agreements.

(c)               The Company Ordinary Shares comprising the Merger Consideration, when issued in accordance with the terms hereof, shall be duly authorized and validly issued, fully paid and non-assessable and issued in compliance with all applicable state and federal securities Laws and not subject to, and not issued in violation of, any Lien, purchase, option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of applicable Law, the Company’s Governing Documents, or any Contract to which the Company is a party or otherwise bound.

(d)               The authorized share capital of Merger Sub is $50,000 divided into 500,000,000 Merger Sub Ordinary Shares, comprised of 400,000,000 Merger Sub Class A Ordinary Shares and 100,000,000 Merger Sub Class B Ordinary Shares, of which one (1) Merger Sub Class A Ordinary Share is issued and outstanding and held by the Company as of the date hereof. No Merger Sub Class B Ordinary Shares are issued or outstanding. All of the issued and outstanding Merger Sub Ordinary Shares have been duly authorized and validly issued, are fully paid and non-assessable, and are not subject to any preemptive rights and have not been issued in violation of any preemptive or similar rights of any Person.

A-13

3.4              Charter Documents. Copies of the Governing Documents of the Company, Merger Sub and each other Company Group member have heretofore been made available to the SPAC, and such copies are true and complete copies of such Governing Documents in effect on the date hereof. No member of the Company Group has taken any action in violation or derogation of its Governing Documents in any material respect.

3.5              Corporate Records. The register of members or the equivalent documents of the Company Group are complete and accurate. The register of members or the equivalent documents and minute book records of the Company Group relating to all issuances and transfers of stock or shares by the Company Group, and all proceedings of their respective boards of directors, including committees thereof, and stockholders or shareholders of the Company Group since December 31, 2018, have been made available to the SPAC, and are true, correct and complete copies of the original register of members or the equivalent documents and minute book records of the Company Group.

3.6              Business Names. Schedule 3.6 is a complete and correct list of all names that currently are or, within two (2) years prior to the date of this Agreement have been, used by the Company Group, including names on any websites. Since December 31, 2018, none of the Company Group has used any name other than the names listed on Schedule 3.6 to conduct the Business.

3.7              Subsidiaries. (a) Schedule 3.7(a) sets forth the name of each Subsidiary of the Company (other than Merger Sub), and with respect to each Subsidiary, its jurisdiction of organization, its authorized shares or other equity interests (if applicable), and the number of issued and outstanding shares or other equity interests and the record holders thereof. Merger Sub was formed under the laws of the Cayman Islands and the Company is the record and beneficial owner of 100% of the equity interests of Merger Sub. Other than as set forth on Schedule 3.7(a), as the case may be, (i) all of the outstanding capital stock, share capital or equity interests of each Subsidiary of the Company are duly authorized and validly issued, duly registered and non-assessable (if applicable), were offered, sold and delivered in material compliance with all applicable securities Laws, and are owned by the Company or one of its Subsidiaries free and clear of all Liens (other than those, if any, imposed by such Subsidiary’s Governing Documents); (ii) there are no Contracts to which the Company or any of its Affiliates is a party or bound with respect to the voting (including voting trusts or proxies) of the shares or other equity interests of any Subsidiary of the Company other than the Governing Documents of any such Subsidiary; (iii) there are no outstanding or authorized options, warrants, rights, agreements, subscriptions, convertible securities or commitments to which any Subsidiary of the Company is a party or which are binding upon any Subsidiary of the Company providing for the issuance or redemption of any shares or other equity interests in or of any Subsidiary of the Company; (iv) there are no outstanding equity appreciation, phantom equity, profit participation or similar rights granted by any Subsidiary of the Company; (v) except as set forth on Schedule 3.7(a), no Subsidiary of the Company has any limitation on its ability to make any distributions or dividends to its equity holders, whether by Contract, Order or applicable Law; (vi) except for the equity interests of the Subsidiaries listed on Schedule 3.7(a), the Company does not own or have any rights to acquire, directly or indirectly, any shares or other equity interests of, or otherwise Control, any Person; (vii) none of the Company or its Subsidiaries is a participant in any joint venture, partnership or similar arrangement, and (viii) except as set forth on Schedule 3.7(a), there are no outstanding contractual obligations of the Company or its Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

A-14

(b)               HKCo is the legal and beneficial owner of one hundred percent (100%) of the issued and outstanding equity interests of the WFOE. The WFOE is the legal and beneficial owner of one hundred percent (100%) of the issued and outstanding equity interests of Yipeng Huizhou. Yipeng Huizhou is the legal and beneficial owner of one hundred percent (100%) of the issued and outstanding equity interests of each of Ganzhou Yipeng Energy Technology Co., Ltd., a PRC company (“Yipeng Ganzhou”) and Zibo Yipeng New Energy Technology Co., Ltd., a PRC company (“Yipeng Zibo”).

(c)               The capital and organizational structure of the WFOE and each PRC Entity are valid and in full compliance with the applicable PRC Laws. Except as set forth on Schedule 3.7(c), the registered capital of each PRC Subsidiary has been fully paid up in accordance with the schedule of payment stipulated in its Governing Documents, approval documents, certificates of approval and legal person business license (collectively, the “PRC Establishment Documents”) and in compliance with applicable PRC Laws. The PRC Establishment Documents of each PRC Subsidiary have been duly approved and filed in accordance with the laws of the PRC and are valid and enforceable. To the Knowledge of the Company, there are no disputes, controversies, demands or claims as to equity securities of each PRC Entity. The business scope specified in the PRC Establishment Documents complies with the requirements of all applicable PRC Laws, and the operation and conduct of business by, and the term of operation of the PRC Entity in accordance with the PRC Establishment Documents is in compliance with applicable PRC Laws.

3.8              No Conflict. Subject to the receipt of the Consents set forth in Schedule 3.8, the execution and delivery by each of the Company and Merger Sub of this Agreement and the Transaction Documents to which it will or shall be a party and the consummation and performance by the Company Group of the Transactions do not and will not, (a) violate any provision of, or result in a conflict with or the breach of, any Law or Order binding upon or applicable to the Company Group, or by which any of the Company Group Assets is bound; (b) with or without lapse of time or the giving of notice or both, require a Consent or approval under, conflict with, result in a violation or breach of, or give to others any rights of amendment, suspension, revocation of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, amend, suspend, revoke, or cancel any Contract or Permit to which the Company Group is a party or by which any Company Group Assets are bound, or require any payment or reimbursement or to a loss of any benefit relating to the Business to which the Company Group are entitled under any provision of any Permit, Contract or other instrument or obligations binding upon the Company Group or by which any of the Company Ordinary Shares, or any of the Company Group’s Assets is or may be bound; or, (c) contravene or conflict with the organizational or constitutive documents of the Company Group; or (d) result in the creation or imposition of any Lien (except for Permitted Liens) on any of the Company Group’s Assets, except, in the case of each of clauses (a), (b) and (d), to the extent that such conflicts, breaches, defaults, Liens or other matters would not (i) materially and adversely affect the ability of the Company Group to carry out their obligations under, and to consummate and perform the transactions contemplated by, this Agreement and the Transaction Documents or (ii) reasonably be expected to have a material and adverse effect on the ability of the Company to conduct the Business.

A-15

3.9              Governmental Consents. No Consent of, with or to any Governmental Authority is required to be obtained or made by any of the Company Group in connection with the execution or delivery by each of the Company or Merger Sub of this Agreement or the Transaction Documents to which it is or shall be a party or the consummation by the Company and Merger Sub of the Transactions, except for or in compliance with (a) any Antitrust Laws; (b) the filing of the Plan of Merger and other related documents required by the Cayman Companies Act with the Cayman Registrar and the publication of notification of the Merger in the Cayman Islands Government Gazette pursuant to the Cayman Companies Act; (c) the rules and regulations of NASDAQ; (c) the related filings in connection with the adoption of the A&R Memorandum and Articles of Association as required by the Cayman Companies Act; (d) any applicable requirements of state securities or “blue sky” Laws, the Securities Act and the Exchange Act; (e) the ODI Filings referred to in Section 5.18; (f) Consents set forth on Schedule 3.8; and (g) any Consents the absence of which would not, individually or in the aggregate, reasonably be expected to be material to the Company Group, taken as a whole.

3.10          Litigation and Proceedings. Except as described on Schedule 3.10, there is no (a) Action of any nature currently pending or, to the Knowledge of the Company, threatened, and no such Action has been brought in the past three (3) years, or (b) Order now pending or outstanding or that was rendered by a Governmental Authority in the past three (3) years, in either case of (a) or (b) by or against any member of the Company Group, its current or former directors or officers (provided, that any litigation involving the directors or officers of a member of the Company Group must be related to the Company Group’s Assets or the Business), its equity securities, Company Group Assets or the Business.

3.11          Financial Statements.

(a)               As used herein, the term “Company Financials” means the unaudited consolidated financial statements of the Company Group, consisting of the consolidated statements of financial position of the Company Group as of December 31, 2021 and December 31, 2022, and the related unaudited consolidated statements of profit or loss and other comprehensive income, changes in equity and cash flows for the fiscal years then ended. The Company Financials have been, and each of the Subsequent Period Financial Statements, when delivered by the Company will have been, (i) prepared from, and in accordance in all material respects, with, the books and records of the Company Group as of the times and for the periods referred to therein, and (ii) prepared in accordance with U.S. GAAP, consistently applied throughout and among the periods involved (except as otherwise indicated in such statements and except that the unaudited statements may exclude the footnote disclosures and other presentation items required for U.S. GAAP and may exclude normal and immaterial year-end adjustments). The Company Financials, and each of the Subsequent Period Financial Statements, when delivered by the Company will, fairly present in all material respects the consolidated financial position of the Company Group as of the respective dates thereof and the consolidated results of the operations and cash flows of the Company Group for the periods indicated (except that the unaudited statements may exclude the footnote disclosures and other presentation items required for U.S. GAAP and may exclude normal and immaterial year-end adjustments). The Company Financials, and each of the Subsequent Period Financial Statements when included in the SPAC Registration Statement for filing with the U.S. Securities and Exchange Commission (the “SEC”) following the date of this Agreement, will comply in all material respects with all applicable accounting requirements under the Securities Act and the rules and regulations of the SEC, in each case, as in effect as of the respective dates thereof. No member of the Company Group has ever been subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

A-16

(b)               Each member of the Company Group maintains accurate books and records reflecting its assets and Liabilities in all material respects and maintains internal accounting controls designed to provide, in all material respects, reasonable assurance that (i) such member of the Company Group does not maintain any off-the-book accounts and that such member of the Company Group’s Assets are used only in accordance with such member of the Company Group’s management directives, (ii) transactions are executed with management’s authorization and (iii) transactions are recorded as necessary to permit preparation of the financial statements of such member of the Company Group and to account for such member of the Company Group’s Assets. To the Knowledge of the Company, no member of the Company Group has been subject to or involved in any fraud that involves management or other employees who have a significant role in the internal controls over financial reporting of any member of the Company Group. In the past two (2) years, no member of the Company Group or its Representatives has received any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies, or methods of any member of the Company Group or its internal accounting controls, including any written complaint, allegation, assertion or claim that any member of the Company Group has engaged in questionable accounting or auditing practices.

(c)               Except as set forth on Schedule 3.11(c), as of the date of this Agreement, neither the Company nor, to the Knowledge of the Company, any independent auditor of the Company has identified or been made aware of any significant deficiency or material weakness in the system of internal accounting controls utilized by the Company, or any claim or allegation in writing regarding any of the foregoing. Except as set forth on Schedule 3.11(c), neither the Company nor, to the Knowledge of the Company, any independent auditor of the Company has identified or been made aware of any fraud, whether or not material, that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company, or any claim or allegation in writing regarding the foregoing.

3.12          Undisclosed Liabilities. There are no Liabilities of the Company Group of a type required to be reflected or reserved for on a consolidated balance sheet of the Company or in the notes thereto prepared in accordance with U.S. GAAP, except for (a) Liabilities reflected or reserved for in the Company Financials or disclosed in any notes thereto; (b) Liabilities that have arisen since the Balance Sheet Date in the ordinary course of the operations of the Business; (c) Liabilities arising out of or in connection with this Agreement, the Transaction Documents and the Transactions; (d) Liabilities set forth in Schedule 3.12; or (e) Liabilities that, individually or in the aggregate, would not reasonably be expected to be material to the Company Group, taken as a whole.

A-17

3.13          Absence of Changes. Except as set forth on Schedule 3.13, since the Balance Sheet Date, each Company Group has (a) conducted the Business only in the ordinary course of business consistent with past practice and (b) not been subject to a Company Material Adverse Effect.

3.14          Compliance with Laws. (a) Except for compliance with Environmental Laws (as to which certain representations and warranties are made pursuant to Section 3.24) and compliance with Tax Laws (as to which certain representations and warranties are made pursuant to Section 3.18), no member of the Company Group is in violation of, or has violated within the last three (3) years, or has been notified in writing that is under investigation with respect to, or has been threatened in writing to be charged with or given written notice of any violation or alleged violation of, any Law, or Order or decree entered by any court, arbitrator or Governmental Authority, domestic or foreign, except where the failure to be, or to have been, in compliance with such Laws, individually or in the aggregate, would not have a have a material and adverse effect on the Company Group, taken as a whole, and within the last three (3) years no member of the Company Group has received any subpoenas by any Governmental Authority. The WFOE has complied with all applicable PRC Laws in connection with foreign exchange. Each holder or beneficial owner of an equity security of a Company Group who is a “Domestic Resident” as defined in Circular 37 and is subject to any of the registration or reporting requirements of Circular 37, has complied with all reporting or registration requirements (including filings of amendments to existing registrations) under the SAFE Rules and Regulations, and has made all written filings, registrations, reporting or any other communications required by SAFE or any of its local branches. No member of the Company Group has received any oral or written inquiries, notifications, Orders or any other form of official correspondence from SAFE or any of its local branches with respect to any actual or alleged non-compliance with SAFE Rules and Regulations, and each member of the Company Group has obtained all certificates, approvals, Permits, licenses, registration receipts and other similar authorizations which are necessary for such Company Group to conduct foreign exchange transactions as now being conducted in compliance with PRC Laws.

(b)               In connection with its collection, storage, use, processing or disclosure of any information that constitutes Personal Information by or on behalf of any member of the Company Group, the Company Group is and has been in compliance in all material respects with (i) applicable Laws in effect as of the date of this Agreement (including, without limitation, Laws relating to privacy, personal data protection, use of data, data security, telephone and text message communications, and marketing by email or other channels) in applicable jurisdictions, (ii) the Company Group’s privacy policies and public written statements regarding the Company Group’s privacy or data security practices, and (iii) the requirements of any Contract, codes of conduct or industry standards by which any Company Group is bound. The Company Group maintains commercially reasonable security measures designed to protect all Personal Information owned, stored, used, processed, maintained, or controlled by or on behalf of the Company Group from and against unlawful, accidental or unauthorized access, destruction, loss, use, modification or disclosure. To the Knowledge of the Company Group, there has been no occurrence of (x) unlawful, accidental or unauthorized destruction, loss, use, processing, modification or disclosure of or access to Personal Information owned, stored, used, processed, maintained or controlled by or on behalf of the Company Group which require or required the Company Group to notify authorities, affected individuals or other parties of such occurrence or (y) unauthorized access to or disclosure of the Company Group’s confidential information or trade secrets.

A-18

3.15          Permits. Each member of the Company Group holds all Permits necessary to lawfully conduct the Business as presently conducted and to own, lease, construct and operate the Company Group Assets (collectively, the “Company Permits”), except for those required under Environmental Laws and Tax Laws (as to which certain representations and warranties are made pursuant to Section 3.18 and Section 3.24) and except for such Permits the absence of which would not reasonably be expect to materially or adversely effect the Company Group, taken as a whole. The Company has made available to the SPAC true, correct, and complete copies of all Company Permits, all of which are listed on Schedule 3.15. All of the Company Permits are in full force and effect and no suspension or cancellation of any of the Company Permits is pending or, to the Knowledge of the Company, threatened, except as would not reasonably be expect to materially or adversely effect the Company Group, taken as a whole. No member of the Company Group is in violation of the terms of any Company Permit, and no member of the Company Group has received any written notice of any Actions relating to the revocation or modification of any Company Permit, except as would not reasonably be expect to materially or adversely effect the Company Group, taken as a whole.

3.16          Material Contracts.

(a)               Schedule 3.16(a) sets forth a true, correct and complete list of all Contracts described in clauses (i) through (xv) below to which any member of the Company Group is a party or by which any member of the Company Group, or any of the Company Group Assets, are bound (each Contract required to be set forth on Schedule 3.16(a), other than a Company Benefit Plan, a “Company Material Contract”) and the Company has delivered to the SPAC, true, complete and correct copies of each:

(i)                 contains covenants that materially limit the ability of any member of the Company Group (A) (1) to compete in any line of business, with any Person or in any geographic area, (2) to sell or provide any service or product, or (3) to solicit any Person, other than in respect of customary non-disclosure agreements entered into by any member of the Company Group in the ordinary course of business or (B) to purchase or acquire an Interest in any other Person;

(ii)              with any Governmental Authority to which a Company is a party;

(iii)            providing for the formation of any joint venture or profit-sharing agreement or arrangement;

(iv)             providing for the indemnification by a Company Group member of any Person or the assumption of any Tax, environmental or other Liability of any Person, other than any such Contract for the purchase or sale of goods and services executed in the ordinary course of business;

A-19

(v)               evidences Indebtedness (whether incurred, assumed, guaranteed or secured by any asset) by and between members of the Company Group having an outstanding principal amount in excess of $500,000;

(vi)             was entered into during the past two (2) years involving the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets, including real property, with an aggregate value in excess of $500,000 (other than Contracts (A) in which the applicable acquisition or disposition has been consummated and there are no material obligations ongoing, (B) in the ordinary course of business consistent with past practice or (C) between the members of the Company Group);

(vii)          pursuant to which payments or receipts by any member of the Company Group under such Contract or Contracts exceeded $500,000 in the fiscal year ending December 31, 2022, in the aggregate;

(viii)        is with any Top Supplier, or Top Customer excluding any non-disclosure agreements, purchaser order forms, sales acknowledgement forms or similar agreements entered into in the ordinary course of business;

(ix)             pursuant to which a Company Group member is required to purchase its total requirements of any product or service from a third party or that contain “take or pay” provisions;

(x)               is between any member of the Company Group and any directors, officers or employees of a Company Group member (including, for the avoidance of doubt, the Key Management) or any Related Person and which are not cancellable without material penalty or without more than ninety (90) days’ notice;

(xi)             is a collective bargaining agreement or Contract with any Union to which the Company is a party;

(xii)          obligates the Company Group to make any capital commitment or expenditure in excess of $500,000 (including pursuant to any joint venture);

(xiii)        relates to a settlement entered into within three (3) years prior to the date of this Agreement or under which any member of the Company Group has outstanding obligations (other than customary confidentiality obligations) that would be reasonably likely to involve payments in excess of $500,000 after the date of this Agreement;

(xiv)         relates to the development, ownership, licensing or use of any Intellectual Property by, to or from any member of the Company Group (the “Company IP Licenses”), other than (A) “shrink wrap,” “click wrap,” and “off the shelf” software agreements and other agreements for Software commercially available on reasonable terms to the public generally with license, maintenance, support and other fees of less than $50,000 per year, (B) employee or consultant invention assignment agreements entered into on a Company Group’s standard form of such agreement, (C) confidentiality agreements entered into in the ordinary course of business, (D) non-exclusive licenses from or to suppliers, customers or distributors to any member of the Company Group entered into in the ordinary course of business, or (E) feedback and ordinary course trade name or logo rights that are not material to any member of the Company Group; or

A-20

(xv)           the termination of which, would be otherwise material to the Company Group and not covered by clauses (i) through (xiv) above.

(b)               No member of the Company Group is in breach of or default under the terms of any Company Material Contract and, to the Knowledge of the Company, no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract, and no event has occurred or not occurred through any of the Company Group’s action or inaction or, to the Knowledge of the Company, through the action or inaction of any third party, that with notice or the lapse of time or both would constitute a breach of or default under the terms of any Company Material Contract, in each case, except as would not reasonably expected to have, individually or in the aggregate, a material and adverse effect on the Company Group, taken as a whole. Each Company Material Contract (i) is a valid and binding obligation of the member of the Company Group that is party thereto and, to the Knowledge of the Company, of each other party thereto, and (ii) is in full force and effect, subject to the Remedies Exception, in each case, except as would not be reasonably expected to have, individually or in the aggregate, a material and adverse effect on the Company Group, taken as a whole. There are no, and within the last three (3) years there have not been, disputes pending or, to the Knowledge of the Company, threatened in writing with respect to any Company Material Contract, and the Company Group has not received any written notice of the intention of any other party to a Company Material Contract to terminate for default, convenience or otherwise any Company Material Contract, except as would not be reasonably expected to have, individually or in the aggregate, a material and adverse effect on the Company Group, taken as a whole.

3.17          Intellectual Property.

(a)               Schedule 3.17(a)(i) sets forth: (i) all Patents, Trademarks, Copyrights and Internet Assets and applications in each case for which a member of the Company Group is the owner, applicant or assignee of record as of the date hereof (“Company Registered IP”), specifying as to each item, as applicable: (A) the title, (B) the owner of the item, (C) the jurisdictions in which the item is issued or registered or in which an application for issuance or registration has been filed and (D) the issuance, registration or application numbers and dates; and (ii) all unregistered Trademarks. The Company Group owns, free and clear of all Liens (other than Permitted Liens) any and all Intellectual Property owned, in whole or in party by the Company Group, including the Company Registered IP (“Company IP”), or has valid and enforceable licenses to all other Intellectual Property that is material to the conduct of the Business as currently conducted. Except as set forth on Schedule 3.17(a)(iii), all Company Registered IP is owned exclusively by the applicable Company Group member without obligation to pay royalties, licensing fees or other fees, or otherwise account to any third party with respect to such Company Registered IP.

A-21

(b)               No Action is pending or, to the Company’s Knowledge, threatened in writing against the Company Group that challenges the validity, enforceability, ownership, or right to use, sell, license or sublicense, or that otherwise relates to, any Company IP or the Intellectual Property licenses to a member of the Company Group under the Company IP Licenses. To the Knowledge of the Company, no member of the Company Group has received any written notice or claim asserting any infringement, misappropriation, violation, dilution, or unauthorized use of the Intellectual Property of any other Person as a consequence of the business activities of any Company Group member as currently conducted. There are no Orders to which any Company Group member is a party or its otherwise bound that restrict the rights of a member of the Company Group to use, transfer, license or enforce any Intellectual Property owned by a Company Group member. To the Knowledge of the Company, no Company Group member is currently infringing any Intellectual Property of any other Person in any material respect in connection with the use of any Intellectual Property owned or purported to be owned by a Company Group member or otherwise in connection with the conduct of the Business as currently conducted. To the Company’s Knowledge, no third party is currently, or in the past two (2) years has been, infringing upon, misappropriating or otherwise violating any Company IP in any material respect.

(c)               All officers, directors, employees, and independent contractors (to the extent any such independent contractor had access to Intellectual Property of the Company Group) of the Company Group (and their respective Affiliates) have assigned to the Company Group ownership of all material Intellectual Property arising from the services performed for the Company Group by such Persons (or such ownership vested in the Company Group by operation of Law). No current or former officers, employees or independent contractors of the Company Group have claimed in writing any ownership interest in any material Intellectual Property owned by the Company Group. To the Knowledge of the Company, there has been no material violation of the Company Group’s policies or practices related to protection of Company IP or any confidentiality or nondisclosure Contract relating to the Intellectual Property owned by the Company Group. Each member of the Company Group has taken reasonable security measures designed to protect the secrecy, confidentiality, and value of the Company IP.

(d)               To the Knowledge of the Company, no Person has obtained unauthorized access to third party information and data (including Personal Information) in the possession of a Company Group member, nor has there been any other material compromise of the security, confidentiality or integrity of such information or data. Each member of the Company Group has complied in all material respects with its own privacy policies and guidelines, if any, each with respect to the Company Group’s collection, processing, and use of Personal Information.

(e)               The consummation of any of the transactions contemplated by this Agreement will not result in any acceleration of any payments with respect to any material Intellectual Property licensed to the Company Group under a Company IP License, except as would not reasonably expected to be, individually or in the aggregate, material to the Company Group, taken as a whole. Following the Closing, the Company shall be permitted to exercise, directly or indirectly through its Subsidiaries, all of the Company Group’s rights, except as would not reasonably expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, under Company IP Licenses to the same extent that the Company Group would have been able to exercise had the transactions contemplated by this Agreement not occurred, without the payment of any additional material amounts or consideration other than ongoing fees, royalties or payments which the Company Group would otherwise be required to pay in the absence of such transactions.

A-22

3.18          Tax Matters.

(a)               Each member of the Company Group has or will have timely filed, or has caused or will have caused to be timely filed, all income and other material Tax Returns required to be filed by it (taking into account all available extensions), which Tax Returns are true, accurate and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes being contested in good faith for which adequate reserves have been established in the Company Financials.

(b)               There is no Action currently pending or, to the Knowledge of the Company, threatened in writing against a Company Group member by a Governmental Authority in a jurisdiction where the Company Group does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

(c)               No member of the Company Group is currently being audited by any Tax authority or has been notified in writing by any Tax authority that any such audit is currently contemplated or currently pending. There are no claims, assessments, audits, examinations, investigations, or other Actions currently pending against a Company Group member in respect of any material Tax, and no Company Group member has been notified in writing of any proposed Tax claims or assessments against it that remains unpaid (other than, in each case, claims or assessments for which adequate reserves have been established in the Company Financials).

(d)               There are no Liens with respect to any Taxes upon any of the Company Group’s Assets, other than Permitted Liens.

(e)               No Company Group member has any outstanding waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes. There are no outstanding requests by a Company Group member for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

(f)                No Company Group member has made any change in accounting method (except as required by a change in Law) or received a ruling from, or signed an agreement with, any Taxing authority that would reasonably be expected to have a material impact on its Taxes following the Closing.

(g)               No Company Group member has participated in any “listed transaction,” as defined in U.S. Treasury Regulation section 1.6011-4(b)(2).

A-23

(h)               No Company Group member has any Liability for the Taxes of another Person (other than another Company Group member) that is not adequately reflected in the Company Financials (i) under any applicable Tax Law, (ii) as a transferee or successor, or (iii) by Contract or indemnity (excluding commercial agreements entered into in the ordinary course of business the primary purpose of which is not the sharing of Taxes). No Company Group member is a party to or bound by any Tax indemnity agreement, Tax sharing agreement or Tax allocation agreement or similar agreement, arrangement or practice (excluding commercial agreements, arrangements or practices entered into in the ordinary course of business the primary purpose of which is not the sharing of Taxes) with respect to Taxes (including an advance pricing agreement, closing agreement or other agreement relating to Taxes with any Governmental Authority) that will be binding on any Company Group member with respect to any Taxable period following the Closing Date.
(i)                 No Company Group member has requested, is subject to or bound by any private letter ruling, technical advice memorandum, closing agreement or similar ruling, memorandum or agreement with any Governmental Authority with respect to any material amount of Taxes, nor is any such request outstanding.

(j)                 To the Knowledge of the Company, (i) no Company Group member is aware of any fact or circumstance that would reasonably be expected to prevent the qualification of the Intended Tax Treatment and (ii)  no stock transfer Tax, sales Tax, use Tax, real estate transfer Tax or other similar Tax will be imposed on the transfer of the securities to the SPAC pursuant to this Agreement or otherwise with respect to or as a result of any transaction contemplated by this Agreement, except for the uncertainties with respect to indirect transfers of equity interests in PRC resident enterprises by their non-PRC holding companies.

(k)               The representations and warranties set forth in this Section 3.18 constitute the sole and exclusive representations and warranties of the Company Group regarding Tax matters.

3.19          Real Property. Schedule 3.19 contains a complete and accurate list of all leases, subleases and occupancy agreements and documents, including all amendments, to which the Company or Merger Sub is party (collectively, the “Company Real Property Leases”). The Company has made available to the SPAC a true and complete copy of each of the Company Real Property Leases. The Company Real Property Leases are valid and binding obligations of the member of the Company Group that is party thereto and, to the Knowledge of the Company, of each other party thereto, and are in all material respects enforceable in accordance with their terms and in full force and effect, subject to the Remedies Exception. The Company Group holds the leasehold estate on the Lease free and clear of all Liens, except for the Permitted Liens and the Liens of mortgagees of the Real Property in which such leasehold estate is located. With respect to each Company Real Property Leases, all material rents and additional rents and other sums, expenses and charges due thereunder have been paid, the lessee has been in peaceable possession since the commencement of the original term thereof and no material waiver, indulgence or postponement of the lessee’s obligations thereunder has been granted by the lessor. To the Knowledge of the Company, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a material default on the part of a Company Group member or any other party under any of the Company Real Property Leases and to the Knowledge of the Company, no Company Group member has received written notice of any such condition there and there are no outstanding written claims of breach or indemnification or termination thereunder. No Company Group member owns or has ever owned any real property or any interest therein.

A-24

3.20          Personal Property. Except as set forth on Schedule 3.21, each item of Personal Property which is currently owned, used or leased by a Company Group member with a book value or fair market value of greater than $250,000 (“Company Personal Property Leases”) are in good operating condition and repair (reasonable wear and tear excepted consistent with the age of such items) and are suitable for their intended use in the Business. The Company has provided to the SPAC a true and complete copy of each of the Company Personal Property Leases, and in the case of any oral Company Personal Property Lease, a written summary of the material terms of such Company Personal Property Lease. The Company Personal Property Leases are valid and binding obligations of the member of the Company Group that is party thereto and, to the Knowledge of the Company, of each other party thereto, and are in all material respects enforceable in accordance with their terms and in full force and effect, subject to the Remedies Exception. To the Knowledge of the Company, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a material default on the part of a Company Group member or any other party under any of the Company Personal Property Leases, and no Company Group member has received written notice of any such condition.

3.21          Title to Assets. Except as set forth on Schedule 3.21, each Company Group member has good and marketable title to, or a valid leasehold interest in, or right to use, all of its material tangible assets and properties, free and clear of all Liens other than (a) Permitted Liens, (b) the rights of lessors under leasehold interests and (c) Liens specifically identified on the consolidated balance sheet of the Company as of the Balance Sheet Date. The material tangible assets of the Company Group constitute all of the material tangible assets that are used in the operation of the Business as it is now conducted or that are used or held by the Company Group for use in the operation of the Business.

3.22          Employee Matters.

(a)               No Company Group member is a party to any collective bargaining agreement or other Contract covering any group of employees, labor organization or other representative of any of the employees of the Company Group, and the Company has no Knowledge of any activities or proceedings of any labor union or other party to organize or represent such employees. There has not occurred or, to the Knowledge of the Company, been threatened any strike, slow-down, picketing, work-stoppage, or other similar labor activity with respect to any such employees.

(b)               Except as set forth in Schedule 3.22(b), each Company Group member (i) is and has been in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment, employee classification, health and safety and wages and hours, and other Laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and has not received written or, to the Knowledge of the Company, oral notice that there is any pending Action involving unfair labor practices against a Company Group member, (ii) is not liable for any material past due arrears of wages or any material penalty for failure to comply with any of the foregoing, and (iii) is not liable for any payment to any Governmental Authority with respect to unemployment compensation benefits, social security or other benefits or obligations for employees, independent contractors or consultants (other than routine payments to be made in the ordinary course of business). Except as set forth in Schedule 3.22(b), to the Knowledge of the Company, there are no Actions pending or, to the Knowledge of any Company Group member, threatened in writing against a Company Group member brought by or on behalf of any applicant for employment, any current or former employee, any Person alleging to be a current or former employee, or any Governmental Authority, relating to any such Law or regulation, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

A-25

3.23          Employee Benefits.

(a)               Schedule 3.23(a) sets forth a true, correct, and complete list of those employees designated by the Company Group as key personnel of the Company Group (the “Key Personnel”), setting forth the name and title for each such Person.

(b)               Schedule 3.23(b) sets forth a true and complete list of each employee group or executive Benefit Plan (“Company Benefit Plan”) now in effect or under which the Company Group has any obligation, or any understanding between the Company Group and any employee concerning the terms of such employee’s employment that does not apply to the Company Group’s employees generally. The Company Group has previously delivered to the SPAC or its counsel true and complete copies of all forms of the employment agreements used by the Company Group and each generally applicable employee handbook or policy statement of each Company Benefit Plan.

(c)               To the Knowledge of the Company, (i) no current employee of the Company Group, in the ordinary course of his or her duties, has breached in any material aspect any obligation to a former employer in respect of any covenant against competition or soliciting clients or employees or servicing clients or confidentiality or any proprietary right of such former employer; and (ii) no Key Personnel, in the ordinary course of his or her duties, has breached in any material aspect any obligation to any person in respect of any covenant against competition or soliciting clients or employees or servicing clients or confidentiality or any proprietary right of such person.

(d)               With respect to each Company Benefit Plan: (i) no Action is pending, or to the Company’s Knowledge, threatened in writing (other than routine claims for benefits arising in the ordinary course of administration); and (ii) all contributions and premiums due through the Closing Date have been made in all material respects or have been fully accrued in all material respects on the Company Financials, except as disclosed on Schedule 3.23(d).

A-26

3.24          Environmental Matters. Except as set forth in Schedule 3.24:

(a)               Each Company Group member is, and in the two (2) year period immediately preceding the date of this Agreement has been, in compliance in all material respects with all applicable Environmental Laws, including obtaining, maintaining in good standing and complying in all material respects with all Permits required for the Business and its operations, and any construction of facilities or properties related thereto, by Environmental Laws (“Environmental Permits”), except where such non-compliance would not reasonably be expected to be material to the Company Group, taken as a whole. In the two (2) year period immediately preceding the date of this Agreement, no Action is pending or, to the Knowledge of the Company, threatened in writing to revoke, modify, or terminate any such Environmental Permit.

(b)               In the two (2) year period immediately preceding the date of this Agreement, no Company Group member is the subject of any outstanding Order or Contract with any Governmental Authority or other Person in respect of any (i) Environmental Laws, (ii) Remedial Action or (iii) Release of a Hazardous Material.

(c)               In the two (2) year period immediately preceding the date of this Agreement, no Action has been made or is pending, or to the Knowledge of the Company, threatened in writing against any Company Group member or any Company Group Asset alleging either or both that a Company Group member may be in material violation of any Environmental Law or Environmental Permit or may have any material administrative penalties or material Liability under any applicable Environmental Law.

(d)               In the two (2) year period immediately preceding the date of this Agreement, no Company Group member has manufactured, treated, stored, disposed of, arranged for or permitted the disposal of, generated, handled or released any Hazardous Material, or owned or operated any property or facility, in a manner that has given or would reasonably be expected to give rise to any material Liability or obligation under applicable Environmental Laws.

3.25          Transactions with Related Persons. Except as set forth on Schedule 3.25, there are no material Contracts between any Company Group member, on the one hand, and any Affiliate of any Company Group member, present director of any Company Group member, beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of Company Ordinary Shares constituting, as of the date of this Agreement, more than 5% of the total number of Company Ordinary Shares on a fully diluted basis, calculated on the date of this Agreement (each of the foregoing, a “Related Person”), on the other hand, other than for (a) Contracts and arrangements related or incidental to any Related Person’s employment or retention as a director or other service provider by a Company Group member (including compensation, benefits and advancement or reimbursement of expenses), (b) loans to employees or other service providers of the Company Group member in the ordinary course of business consistent with applicable Company Group policies and arrangements related or incidental thereto and (c) Contracts relating to a Related Person’s status as a holder of Company Ordinary Shares.

3.26          Insurance. As of the date of this Agreement, the Company Group has the policies of property insurance in place listed on Schedule 3.26. Except as would not, individually or in the aggregate, be expected to be material to the Company Group, taken as a whole, all premiums due and payable under all such insurance policies have been timely paid and the Company Group is otherwise in material compliance with the terms of such insurance policies. Each such insurance policy is legal, valid, binding, enforceable and in full force and effect. In the past three (3) years, no Company Group member has received any written notice from, or on behalf of, any insurance carrier relating to or involving any adverse change, or any change other than in the ordinary course of business, in the conditions of insurance, or any refusal to issue an insurance policy or non-renewal of a policy.

A-27

3.27          Top Suppliers. Schedule 3.27 lists, as of the date of this Agreement, (i) the ten (10) largest suppliers of goods or services to the Company Group by 2023 year to date expense (collectively, the “Top Suppliers”), and (ii) the top ten (10) customers of the Company Group by 2023 year to date revenue (collectively, the “Top Customers”). As of the date hereof, to the Knowledge of the Company, the relationships of each Company Group member with such suppliers are good commercial working relationships and no Top Supplier or Top Customer has indicated in writing that it intends to cancel, or otherwise terminate, any relationships with the Company Group, or to the Knowledge of the Company, as of the date of this Agreement, has become insolvent or subject to bankruptcy proceedings. As of the date of this Agreement, no Company Group member has any ongoing material dispute with any Top Supplier or Top Customer.

3.28          Certain Business Practices. (a) During the past three (3) years, no Company Group member, nor to the Knowledge of the Company, any of their respective Representatives acting on their behalf, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made, offered, or promised to make or offer any payment, loan, or transfer of anything of value including any reward, advantage or benefit of any kind, (w) to or for the benefit of foreign or domestic government officials or employees, (x) as an inducement for a Person to do or omit to do any act in violation of a lawful duty, (y) for obtaining or retaining business for or with any Person, or (z) for otherwise securing any improper advantage; or (iii) violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other applicable local or foreign anti-corruption or bribery Law or (iii) made any other unlawful payment.

(b)               Each member of the Company Group is currently and has been, in the past three (3) years, in material compliance with anti-money laundering laws, regulations, rules and guidelines by any Governmental Authority in any applicable jurisdiction, and no Action involving a Company Group with respect to any of the foregoing is pending or, to the Knowledge of the Company, threatened in writing.

(c)               No Company Group member or to the Knowledge of the Company, any of their respective directors or officers or any other Representative acting on their behalf, is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by OFAC, and no Company Group member has in the past three (3) years, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in any country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC.

A-28

(d)               Merger Sub was formed solely for the purpose of engaging in the Merger, and does not have any assets and has not engaged in any business activities or conducted any operations other than in connection with the Merger. Merger Sub has no, and at all times prior to the Effective Time, except as expressly contemplated by this Agreement, the Transaction Documents and the other documents and Transactions, will have no, assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation.

3.29          Investment Company Act. No Company Group member is an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company,” or required to register as an “investment company,” in each case within the meaning of the Investment Company Act.

3.30          Brokers’ Fees. Except as set forth in Schedule 3.30, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from any Company Group member in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company.

3.31          Independent Investigation. Notwithstanding anything contained in this Agreement, the Company, Merger Sub and their respective Representatives, acknowledge and agree that the Company, Merger Sub and their respective Representatives have conducted their own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the SPAC, and acknowledge that they have been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the SPAC for such purpose. The Company, Merger Sub and their respective Representatives acknowledge and agree that: (a) in making the decision to enter into this Agreement and to consummate the transactions contemplated hereby, they have relied solely upon their own investigation and the express representations and warranties of the SPAC set forth in Article IV of this Agreement (as modified by the SPAC Disclosure Schedules) and any bringdown of such representations and warranties in any certificate delivered to the Company or Merger Sub pursuant hereto; and (b) they have not relied on, and neither the SPAC nor any of its Representatives have made, any representation or warranty as to the SPAC or this Agreement, except as expressly set forth in Article IV of this Agreement (as modified by the SPAC Disclosure Schedules).

3.32          No Other Representations. Except for the representations and warranties expressly made by the Company and Merger Sub in this Article III (as modified by the Company Disclosure Schedules) or as expressly set forth in a Transaction Document, no member of the Company Group, nor any other Person on their behalf makes any express representation or warranty with respect to any of the Company Group, the Company Ordinary Shares, the Business, or the Transactions contemplated by this Agreement or any of the other Transaction Documents, and the Company and Merger Sub hereby expressly disclaim any other representations or warranties, whether made by any Company Group member or any of their respective Representatives. Except for the representations and warranties expressly made by the Company and Merger Sub in this Article III (as modified by the Company Disclosure Schedules) or in a Transaction Document, the Company and Merger Sub hereby expressly disclaim all liability and responsibility for any representation, warranty, projection, forecast, statement or information made, communicated or furnished (orally or in writing) to the SPAC or any of its Representatives (including any opinion, information, projection or advice that may have been or may be provided to the SPAC or any of its Representatives by any Company Group member or any of their respective Representatives), including any representations or warranties regarding the probable success or profitability of the Business.

A-29

Article IV

REPRESENTATIONS AND WARRANTIES OF THE SPAC

As an inducement to the Company and Merger Sub to enter into this Agreement, except as otherwise disclosed or identified in the corresponding section or subsection of the SPAC Disclosure Schedule, the SPAC hereby represents and warrants to the Company and Merger Sub, on and as of December 1, 2023, as follows (provided that for purposes of this Article III, “as of the date hereof”, “from the date of this Agreement” and similar terms shall refer to December 1, 2023):

4.1              Organization of the SPAC. The SPAC has been duly incorporated and is validly existing and in good standing as a Cayman Islands exempted company and has all requisite power and authority to own, lease and operate its assets in the manner in which such assets are now owned, leased and operated and to conduct its business as it is now being conducted. The SPAC has made available to the Company true and complete copies of the Governing Documents of the SPAC. The SPAC is duly licensed or qualified and in good standing (or equivalent status as applicable) in each jurisdiction in which the assets owned or leased by it or the character of its activities require it to be so licensed or qualified or in good standing (or equivalent status as applicable).

4.2              Due Authorization.

(a)               The SPAC has all requisite power and authority to execute and deliver this Agreement and the Transaction Documents to which it is or will be a party at the Effective Time and (subject to the receipt of the Consents described in Section 4.4, the SPAC Shareholder Approval) to consummate the Transactions. The execution and delivery by the SPAC of this Agreement and the Transaction Documents to which it is or will be a party at the Effective Time and the consummation by the SPAC of the Transactions (other than the authorization, filing and registration of the Plan of Merger, the approval and adoption of the Surviving Company M&A and the resignation of directors of SPAC in accordance with Section 1.2(b)(iii)) have been duly and validly authorized and approved by all necessary and proper corporate action on its part, and, except for the SPAC Shareholder Approval and the authorization, filing and registration of the Plan of Merger, the approval and adoption of the Surviving Company M&A and the resignation of directors of the SPAC Board in accordance with Section 1.2(b)(iii), no other corporate action on the part of the SPAC is necessary to authorize this Agreement or the Transaction Documents to which it is or will be a party at the Effective Time. Additionally, the SPAC has determined that the fair market value of the Company is equal to at least 80% of the balance in the Trust Account not including deferred underwriting discounts and commissions. Each of this Agreement and the Transaction Documents to which it is or will be a party at the Effective Time has been, or when executed and delivered will be, duly and validly executed and delivered by the SPAC and (assuming that this Agreement or such other applicable Transaction Documents to which the Company is or will be a party at the Effective Time constitutes a legal, valid and binding obligation of the Company) constitutes or will constitute a legal, valid and binding obligation of the SPAC, enforceable against the SPAC in accordance with its terms, subject to the Remedies Exception.

A-30

(b)               Assuming that a quorum (as determined pursuant to the SPAC’s Governing Documents) is present:

(i)                 each of the Transaction Proposals identified in clause (E) of Section 5.4(e)(ii) shall require approval by a special resolution under the Cayman Companies Act (being the affirmative vote of the holders of at least two-thirds of such members as, being entitled to do so, vote in person or by proxy at the SPAC Shareholders Meeting);

(ii)              each of the Transaction Proposals identified in clauses (A), (B), (C), (D) and (F) of Section 5.4(e)(ii) shall require approval by an ordinary resolution (being the affirmative vote of the holders of a majority of such members as, being entitled to do so, vote in person or by proxy at the SPAC Shareholders Meeting); and

(iii)            each of the remaining Transaction Proposals identified in Section 5.4(e)(ii), in each case, shall require approval by the number of holders of the SPAC Ordinary Shares required to approve such Transaction Proposals under applicable Law and the Governing Documents of the SPAC.

(c)               The foregoing votes are the only votes of any of the SPAC’s share capital necessary in connection with entry into this Agreement by the SPAC and the consummation of the Transactions, including the Closing.

(d)               At a meeting duly called and held, or by written resolutions of the SPAC Board signed by all directors of the SPAC in lieu of a meeting, the SPAC Board has unanimously approved the Transactions as a Business Combination.

4.3              Authorized Share Capital and Other Matters.

(a)               As of the date of this Agreement, the authorized share capital of the SPAC is US$15,100, divided into (i) 150,000,000 SPAC Ordinary Shares, 8,140,000 of which are issued and outstanding as of the date of this Agreement, of which the ownership of the Sponsor and the directors, officers and five (5) percent equity holders of the SPAC is set forth in Schedule 4.3(a), and (ii) 1,000,000 preference shares of par value $0.0001 each, none of which has been issued or outstanding as of the date of this Agreement ((i) and (ii) collectively, the “SPAC Securities”). The foregoing represents all of the issued and outstanding SPAC Securities as of the date of this Agreement. All issued and outstanding SPAC Securities (i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (1) the SPAC’s Governing Documents, and (2) any other applicable Contracts governing the issuance of such securities; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the SPAC’s Governing Documents or any Contract to which the SPAC is a party or otherwise bound.

A-31

(b)               As of the date of this Agreement, 6,370,000 SPAC Rights are issued and outstanding, of which the ownership of the Sponsor, and the directors, officers and five (5) percent equity holders of the SPAC are set forth in Schedule 4.3(b). All outstanding SPAC Rights have been or are (i) duly authorized and validly issued and constitute valid and binding obligations of the SPAC, enforceable against the SPAC in accordance with their terms, subject to the Remedies Exemption; (ii) offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (1) the SPAC’s Governing Documents and (2) any other applicable Contracts governing the issuance of such securities; and (iii) not subject to, nor have they been (or will be) issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the SPAC’s Governing Documents or any Contract to which the SPAC is a party or otherwise bound. Except for SPAC’s Governing Documents and this Agreement, there are no outstanding Contracts of the SPAC to repurchase, redeem or otherwise acquire any SPAC Securities. Subject to the terms of conditions of the Rights Agreement, at the Closing, each SPAC Right will automatically convert into two-tenths (2/10) of one SPAC Ordinary Share.

(c)               Except as disclosed in the SPAC SEC Filings, as set forth in Schedule 4.3(c), or as contemplated by this Agreement or the other documents contemplated hereby, the SPAC has not granted any outstanding options, stock appreciation rights, warrants, rights or other securities convertible into or exchangeable or exercisable for the SPAC Securities, or any other commitments or agreements providing for the issuance of additional shares, the sale of treasury shares, for the repurchase or redemption of any SPAC Securities or the value of which is determined by reference to the SPAC Securities, and there are no Contracts of any kind which may obligate the SPAC to issue, purchase, redeem or otherwise acquire any of its SPAC Securities. the SPAC is not a party to any voting trusts, voting agreements, proxies, shareholder agreements or other agreements with respect to the voting or transfer of SPAC Ordinary Shares or any of the equity interests or other securities of the SPAC.

(d)               The SPAC has no Subsidiaries, other than TMT Merger Sub, and does not own, directly or indirectly, any Interest or other interest or investment (whether equity or debt) in any Person, whether incorporated or unincorporated (each, an “Investment”). The SPAC is not party to any Contract that obligates the SPAC to invest money in, loan money to or make any capital contribution to any other Person.

(e)               The only securities of the SPAC that will be issued and outstanding immediately after the Closing will be the SPAC Ordinary Shares owned by the Company.

4.4              Governmental Consents. No Consent, waiver, approval or authorization of, or designation, declaration or filing with, or notification to, any Governmental Authority or other Person is required on the part of the SPAC with respect to the SPAC’s execution or delivery of this Agreement or the consummation of the Transactions, except for or in compliance with (a) any Antitrust Laws; (b) the filing of the Plan of Merger and other related documents required by the Cayman Companies Act with the Cayman Registrar and the publication of notification of the Merger in the Cayman Islands Government Gazette pursuant to the Cayman Companies Act; (c) the rules and regulations of NASDAQ; (d) any applicable requirements of state securities or “blue sky” Laws, the Securities Act and the Exchange Act; and (e) Consents set forth on Schedule 4.4.

A-32

4.5              No Conflict. Subject to the receipt of the Consents described in Section 4.4 and the SPAC Shareholder Approval, the execution and delivery by the SPAC of this Agreement and the other Transaction Documents to which it is or will be a party at the Effective Time and the consummation by the SPAC of the Transactions do not and will not as of the Closing Date: (a) violate any provision of, or result in the material breach of, any Law applicable to the SPAC, or by which any of their assets or properties is bound; (b) with or without lapse of time or the giving of notice or both, require a Consent or approval under, conflict with, result in a violation or breach of, or constitute a default under, result in the acceleration of, or create in any party the right to accelerate, terminate or cancel any SPAC Material Contract; (c) result in the creation of any Lien upon any of the properties or assets of the SPAC; or (d) violate any provision of the Governing Documents of the SPAC, except, in the case of clauses (a) and (b), to the extent that such conflicts, breaches, defaults or other matters would not materially and adversely affect the ability of the SPAC to carry out their respective obligations under, and to consummate the transactions contemplated by, this Agreement and the Transaction Documents.

4.6              Internal Controls; Financial Statements.

(a)               Except as not required in reliance on exemptions from various reporting requirements by virtue of the SPAC’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”), the SPAC has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to the SPAC, including its consolidated Subsidiaries, if any, is made known to the SPAC’s principal executive officer and its principal financial officer by others within those entities as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. To the SPAC’s Knowledge, such disclosure controls and procedures are effective in timely alerting the SPAC’s principal executive officer and principal financial officer to material information required to be included in the SPAC’s periodic reports required under the Exchange Act. The SPAC has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) that are designed to and, to the SPAC’s Knowledge, are sufficient to provide, reasonable assurance regarding the reliability of the SPAC’s financial reporting and the preparation of the SPAC’s financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance: (i) that the SPAC maintains records that in reasonable detail fairly reflect, in all material respects, its transactions and dispositions of assets of the SPAC; (ii) that transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP; (iii) that receipts and expenditures are being made only in accordance with authorizations of management and the SPAC Board; and (iv) regarding prevention or timely detection of unauthorized acquisition, use or disposition of its assets that could have a material effect on its financial statements. the SPAC has not received written notice from any Governmental Authority or Person alleging, and to the SPAC’s Knowledge there have been no, significant deficiencies or material weakness in the SPAC’s internal control over financial reporting (whether or not remediated). Since September 30, 2023, there has been no change in the SPAC’s control over financial reporting that has materially affected, or is reasonably likely to materially affect, the SPAC’s internal control over financial reporting.

A-33

(b)               As of the date hereof, each director and executive officer of the SPAC has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder. The SPAC has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(c)               The financial statements and notes contained or incorporated by reference in the SPAC SEC Filings (the “SPAC Financial Statements”) accurately and fairly present in all material respects the financial condition and the results of operations, changes in shareholders’ equity and cash flows of the SPAC as at the respective dates of, and for the periods referred to, in such financial statements, all in accordance with: (i) GAAP; and (ii) comply in all material respects with the applicable accounting requirements and with the rules and regulations of Regulation S-X or Regulation S-K, as applicable, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material) and the omission of notes to the extent permitted by Regulation S-X or Regulation S-K, as applicable. the SPAC has no off-balance sheet arrangements (as defined by Regulation S-K) that are not disclosed in the SPAC SEC Filings. No financial statements other than those of the SPAC are required by GAAP to be included in the SPAC Financial Statements.

(d)               There are no outstanding loans or other extensions of credit made by the SPAC to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the SPAC. The SPAC has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(e)               Neither the SPAC (including any employee thereof) nor the SPAC’s independent auditors has identified or been made aware of (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by the SPAC, (ii) any actual and intentional fraud, whether or not material, that involves the SPAC’s management or other employees who have a role in the preparation of the SPAC Financial Statements or the internal accounting controls utilized by the SPAC or (iii) any claim or allegation regarding any of the foregoing.

4.7              No Undisclosed Liabilities. Except for the SPAC Transaction Expenses, there is no liability, debt or obligation of or claim or judgment against the SPAC (whether direct or indirect, absolute or contingent, accrued or unaccrued, known or unknown, liquidated or unliquidated, or due or to become due), except for liabilities and obligations (i) reflected or reserved for on the financial statements or disclosed in the notes thereto included in the SPAC SEC Filings, (ii) that have arisen since the date of the most recent balance sheet in the ordinary course of business of the SPAC, or (iii) which, individually or in the aggregate, would not be, or would not reasonably be expected to be, material to the SPAC.

A-34

4.8              Litigation and Proceedings. As of the date of this Agreement, there are no pending or, to the Knowledge of the SPAC, threatened Actions against the SPAC, its respective properties or assets, or, to the Knowledge of the SPAC, any of its respective directors, managers, officers or employees (in their capacity as such). As of the date of this Agreement, there are no investigations or other inquiries pending or, to the Knowledge of the SPAC, threatened by any Governmental Authority, against the SPAC, its respective properties or assets, or, to the Knowledge of the SPAC, any of its respective directors, managers, officers or employees (in their capacity as such). As of the date of this Agreement, there is no outstanding Order imposed upon the SPAC, nor are any assets of the SPAC’s businesses bound or subject to any Order the violation of which would, individually or in the aggregate, reasonably be expected to have a SPAC Material Adverse Effect. From their respective dates of inception to the date of this Agreement, the SPAC has not received any written notice of or been charged with the violation of any Laws, except where such violation has not had, or would not reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect.

4.9              Tax Matters.

(a)               The SPAC has filed or will have timely filed, or has caused or will have caused to be timely filed, all income and other material Tax Returns required to be filed by it (taking into account all available extensions), which Tax Returns are true, accurate and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes being contested in good faith for which adequate reserves have been established in the Company Financials.

(b)               There is no Action currently pending or, to the Knowledge of the SPAC, threatened in writing against the SPAC by a Governmental Authority in a jurisdiction where the SPAC does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

(c)               The SPAC is currently not being audited by any Tax authority and has not been notified in writing by any Tax authority that any such audit is currently contemplated or currently pending. There are no claims, assessments, audits, examinations, investigations, or other Actions currently pending against the SPAC in respect of any material Tax, and the SPAC has not been notified in writing of any proposed Tax claims or assessments against it that remains unpaid (other than, in each case, claims or assessments for which adequate reserves have been established in the SPAC Financials).

(d)               There are no Liens with respect to any Taxes upon any of the SPAC’s assets, other than Permitted Liens.

(e)               The SPAC has no outstanding waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes. There are no outstanding requests by the SPAC for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

A-35

(f)                The SPAC has not made any change in accounting method (except as required by a change in Law) or received a ruling from, or signed an agreement with, any Taxing authority that would reasonably be expected to have a material impact on its Taxes following the Closing.

(g)               The SPAC has not participated in any “listed transaction,” as defined in U.S. Treasury Regulation section 1.6011-4(b)(2).

(h)               The SPAC has no Liability for the Taxes of another Person that is not adequately reflected in the SPAC Financials (i) under any applicable Tax Law, (ii) as a transferee or successor, or (iii) by Contract or indemnity (excluding commercial agreements entered into in the ordinary course of business the primary purpose of which is not the sharing of Taxes). The SPAC is not a party to or bound by any Tax indemnity agreement, Tax sharing agreement or Tax allocation agreement or similar agreement, arrangement or practice (excluding commercial agreements, arrangements or practices entered into in the ordinary course of business the primary purpose of which is not the sharing of Taxes) with respect to Taxes (including an advance pricing agreement, closing agreement or other agreement relating to Taxes with any Governmental Authority) that will be binding on the SPAC with respect to any period following the Closing Date.

(i)                 The SPAC has not requested, nor is subject to or bound by, any private letter ruling, technical advice memorandum, closing agreement or similar ruling, memorandum or agreement with any Governmental Authority with respect to any material amount of Taxes, nor is any such request outstanding.

(j)                 To the Knowledge of the SPAC, there is no fact or circumstance that would reasonably be expected to prevent the qualification of the Intended Tax Treatment and (B)  no stock transfer Tax, sales Tax, use Tax, real estate transfer Tax or other similar Tax will be imposed on the transfer of the securities to the SPAC pursuant to this Agreement or otherwise with respect to or as a result of any transaction contemplated by this Agreement.

(k)               TMT Merger Sub does not have any assets and has not engaged and will not engage in any business activities or conducted any operations; and

(l)                 The representations and warranties set forth in this Section 4.9 constitute the sole and exclusive representations and warranties of the SPAC regarding Tax matters.

4.10          Real Property; Personal Property. The SPAC does not own or lease any real property or personal property.

4.11          Intellectual Property. The SPAC does not own, license, or otherwise have any right, title or interest in any Intellectual Property.

4.12          Employees; Employee Benefit Plans.

A-36

(a)               Other than any officers or as described in the SPAC SEC Filings, the SPAC does not have and have never had any employees. Other than reimbursement of any out-of-pocket expenses incurred by the SPAC’s officers and directors in connection with activities on the SPAC’s behalf in an aggregate amount not in excess of the amount of cash held by the SPAC outside of the Trust Account, the SPAC does not have any unsatisfied material liability with respect to any employee.

(b)               Other than as contemplated by this Agreement, the SPAC does not currently, and does not plan or have any commitment to, maintain, sponsor, contribute to or have any direct liability under any Benefit Plan.

4.13          Absence of Changes. As of the date of this Agreement, except as set forth in Schedule 4.13, the SPAC has, (a) since its incorporation, conducted no business other than its incorporation, the public offering of its securities (and the related private offerings), public reporting and its search for an initial Business Combination as described in the IPO Prospectus (including the investigation of the Company Group and the negotiation and execution of this Agreement) and related activities and (b) since September 30, 2023, not been subject to a SPAC Material Adverse Effect.

4.14          Brokers’ Fees. No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other similar commission, for which the SPAC would be liable in connection with the transactions contemplated by this Agreement based upon arrangements made by the SPAC.

4.15          SEC Filings. The SPAC has timely filed or furnished all statements, prospectuses, registration statements, forms, reports and documents required to be filed by it with the SEC pursuant to the Exchange Act or the Securities Act (collectively, as they have been amended since the time of their filing through the date hereof, the “SPAC SEC Filings”). Each of the SPAC SEC Filings, as of the respective date of its filing (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act and any rules and regulations promulgated thereunder applicable to the SPAC SEC Filings. As of the respective date of its filing (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), the SPAC SEC Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the SPAC SEC Filings. To the Knowledge of the SPAC, none of the SPAC SEC Filings filed on or prior to the date hereof is subject to ongoing SEC review or investigation as of the date hereof.

4.16          Trust Account. As of the date of this Agreement, the SPAC has at least $63,161,300 in the Trust Account, such monies invested in United States government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act pursuant to the Investment Management Trust Agreement, dated as of October 13, 2022, between the SPAC and Continental Stock Transfer & Trust Company, as trustee (the “Trustee”) (the “Trust Agreement”). The Trust Agreement has not been amended or modified, other than in relation to any SPAC Share Redemptions, and is valid and in full force and effect and is enforceable in accordance with its terms, and no termination, repudiation, rescission, amendment, supplement or modification is contemplated. There are no separate Contracts, side letters or other arrangements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the SPAC SEC Filings to be inaccurate or that would entitle any Person (other than the SPAC Shareholders holding SPAC Ordinary Shares sold in the IPO who shall have elected to redeem their SPAC Ordinary Shares pursuant to the SPAC’s Governing Documents and the underwriters of the IPO with respect to deferred underwriting commissions) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released other than (i) to pay Taxes, (ii) to make payments with respect to all SPAC Share Redemptions or (iii) to commence liquidation in accordance with and as required by the Trust Agreement (taking into account any amendments to the Trust Agreement providing for a longer period of time before the Trust Account is required to be liquidated, including, as applicable, the Second Extension, Third Extension, and Fourth Extension). There are no Actions pending or, to the Knowledge of the SPAC, threatened with respect to the Trust Account. The SPAC has performed all material obligations required to be performed by it to date under, and is not in material default, breach or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, as it may be amended in accordance with the terms of this Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default or breach thereunder. As of the Effective Time, the obligations of the SPAC to dissolve or liquidate pursuant to the SPAC’s Governing Documents shall terminate, and as of the Effective Time, the SPAC shall have no obligation whatsoever pursuant to the SPAC’s Governing Documents to dissolve and liquidate the assets of SPAC by reason of the consummation of the Transactions. To the SPAC’s Knowledge, as of the date hereof, following the Effective Time, no shareholder of the SPAC shall be entitled to receive any amount from the Trust Account except to the extent such shareholder of the SPAC is exercising a SPAC Share Redemption. As of the date hereof, assuming the accuracy of the representations and warranties of the Company contained herein and the compliance by the Company with its obligations hereunder and under the other Transaction Documents, the SPAC does not have any reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to the SPAC on the Closing Date.

A-37

4.17          Investment Company Act; JOBS Act. The SPAC is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act. The SPAC constitutes an “emerging growth company” within the meaning of the JOBS Act.

4.18          Indebtedness. Schedule 4.18 sets forth the principal amount of all of the outstanding indebtedness, as of the date hereof, of the SPAC.

4.19          Stock Market Quotation. As of the date hereof, the SPAC Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and is listed for trading on NASDAQ under the symbol “TMTC”. As of the date hereof, the SPAC Rights are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NASDAQ under the symbol “TMTCR.” As of the date hereof, the SPAC Units are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NASDAQ under the symbol “TMTCU.” There is no Action, Order, or proceeding pending or, to the Knowledge of the SPAC, threatened against the SPAC by NASDAQ or the SEC with respect to any intention by such entity to deregister the SPAC Ordinary Shares or SPAC Rights or terminate the listing of SPAC Ordinary Shares or SPAC Rights on NASDAQ, (ii) none of the SPAC or its Affiliates has taken any action in an attempt to terminate the registration of the SPAC Ordinary Shares or SPAC Rights under the Exchange Act except as contemplated by this Agreement, and (iii) the SPAC has not received written notice from any Governmental Authority or Person alleging any non-compliance with the applicable listing and corporate governance rules and regulations of NASDAQ. As of the date hereof, to the Knowledge of the SPAC, the SPAC is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of NASDAQ.

A-38

4.20          Business Activities.

(a)               Since formation, the SPAC has not conducted any business activities other than activities related to the IPO or directed toward the accomplishment of a Business Combination. Except as set forth in the SPAC’s Governing Documents or as otherwise contemplated by this Agreement or the Transaction Documents and the Transactions and thereby, there is no agreement, commitment, or Order binding upon the SPAC or to which the SPAC is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of the SPAC or any acquisition of property by the SPAC or the conduct of business by the SPAC as currently conducted or as contemplated to be conducted as of the Closing, other than such effects which have not been and would not reasonably be expected to materially and adversely affect the SPAC.

(b)               Except for the Transactions, the SPAC does not own or have a right to acquire, directly or indirectly, any Investment in any corporation, partnership, joint venture, business, trust or other Entity. Except for this Agreement and the Transaction Documents and the Transactions contemplated hereby and thereby, the SPAC has no material interests, rights, obligations or Liabilities with respect to, and is not party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or would reasonably be interpreted as constituting, a Business Combination.

(c)               TMT Merger Sub has not engaged in any business activities or conducted any operations other than incident to the Transactions and has no, and at all times prior to the Effective Time, will have no, assets, liabilities or obligations of any kind or nature whatsoever.

(d)               Schedule 4.20 lists all material Contracts, oral or written to which the SPAC is a party or by which the SPAC’s assets are bound as of the date hereof, other than those Contracts that are included in the SPAC SEC Filings and are available in full without redaction on the SEC’s EDGAR database.

(e)               Except as set forth on Schedule 4.20 or in the SPAC SEC Filings, there are no Contracts, transactions, arrangements or understandings (i) between the SPAC, on the one hand, and the Sponsor, any Affiliate of the Sponsor, any Affiliate of the SPAC, or any director, officer, employee, or beneficial shareholder of the SPAC, on the other hand, or (ii) between any owner of the SPAC Ordinary Shares issued prior to the SPAC’s IPO, or an Affiliate thereof, and any other Person relating to the transfer of such SPAC Ordinary Shares.

A-39

4.21          Independent Investigation. Notwithstanding anything contained in this Agreement, each of the SPAC and its Representatives, acknowledge and agree that they have conducted their own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Company, and acknowledge that they have been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Company for such purpose. Each of the SPAC and its Representatives acknowledges and agrees that: (a) in making the decision to enter into this Agreement and to consummate the transactions contemplated hereby, they have relied solely upon their own investigation and the express representations and warranties of the Company and Merger Sub set forth in Article III of this Agreement (as modified by the Company Disclosure Schedules) and the bringdown of such representations and warranties in any certificate delivered to the SPAC pursuant hereto; and (b) they have not relied on, and neither the Company, Merger Sub nor any of their respective Representatives have made, any representation or warranty as to the SPAC or this Agreement, except as expressly set forth in Article III of this Agreement (as modified by the Company Disclosure Schedules).

4.22          No Other Representations and Warranties.

(a)               Except for the representations and warranties expressly made by the SPAC in this Article IV (as modified by the SPAC Disclosure Schedules) or as expressly set forth in a Transaction Document, neither the SPAC nor any other Person on their behalf makes any express representation or warranty with respect to the SPAC or the Transactions contemplated by this Agreement or any of the other Transaction Documents, and the SPAC hereby expressly disclaims any other representations or warranties, whether made by SPAC, Merger Sub or any of their respective Representatives. Except for the representations and warranties expressly made by the SPAC in this Article IV (as modified by the SPAC Disclosure Schedules) or in a Transaction Document, the SPAC hereby expressly disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement or information made, communicated or furnished (orally or in writing) to the Company, Merger Sub or any of their respective Representatives (including any opinion, information, projection or advice that may have been or may be provided to the Company, Merger Sub or any of their respective Representatives by the SPAC or any of its Representatives).

(b)               The SPAC acknowledges that it is not relying on, and that the Company, Merger Sub and its Affiliates have not made, any representation or warranty except as specifically set forth in Article III (as modified by the Company Disclosure Schedules).

Article V

COVENANTS

5.1              Conduct of Business by the SPAC Pending the Merger.

A-40

(a)               From the date hereof and prior to the Effective Time (or the earlier termination of this Agreement) (the “Interim Period”), except as (i) required or otherwise expressly contemplated by this Agreement (including as set forth in Schedule 5.1) or the Transaction Documents, (ii) as consented to by the Company in writing (which consent shall not be unreasonably withheld, conditioned, delayed or denied) or (iii) as required by applicable Law, Order or other directive by a Governmental Authority (including any COVID-19 Measures), the SPAC shall, and shall cause its Subsidiaries, as applicable, to, conduct its operations in the ordinary course of business in all material respects. During the Interim Period, the SPAC shall, and shall cause its Subsidiaries, to comply with, and continue performing under, as applicable, the Governing Documents of the SPAC, the Trust Agreement and all other agreements or Contracts to which the SPAC or its Subsidiaries may be a party. In addition to, and not in limitation of, the restrictions set forth in this Section 5.1, from the date hereof through the Effective Time, the SPAC shall remain a “blank check company” as defined under the Securities Act, shall not conduct any business operations other than in connection with this Agreement and ordinary course operations to maintain its status as a NASDAQ-listed special purpose acquisition company pending the completion of the Transactions contemplated hereby.

(b)               Without limiting the generality of Section 5.1(a), during the Interim Period, except as (x) required or otherwise expressly contemplated by this Agreement, the Transaction Documents, (y) as consented to by the Company in writing (which consent shall not be unreasonably withheld, conditioned, delayed or denied, other than with respect to subsections (b)(i), (ii), (iv), and (vi), with respect to which consent may be withheld at the Company’s sole discretion) or (z) as required by applicable Law, Order or other directive by a Governmental Authority (including any COVID-19 Measures), the SPAC shall not, and shall cause its Subsidiaries, as applicable, not to:

(i)                 seek any approval from the SPAC Shareholders to amend, modify, restate, waive, rescind or otherwise change the Trust Agreement or the Governing Documents of the SPAC (other than as contemplated by the Transaction Proposals, the extensions provided for under Section 5.15, and any SPAC Share Redemptions);

(ii)              (A) make or declare any dividend or distribution to the SPAC Shareholders or make any other distributions in respect of any of the SPAC’s equity interests, (B) split, combine, reclassify or otherwise amend any terms of any shares or series of the SPAC’s equity interests, or (C) purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, outstanding shares of capital stock, share capital or membership interests, warrants or other equity interests of the SPAC, other than a redemption of SPAC Ordinary Shares made as part of the SPAC Share Redemptions;

(iii)            (A) make, change or revoke any Tax election or (B) settle or compromise any Tax liability;

(iv)             amend the Trust Agreement or any other agreement related to the Trust Account (other than in relation to the extensions provided for under Section 5.15 and any SPAC Share Redemptions), or enter into, renew or amend in any material respect, any transaction or Contract with the Sponsor or an Affiliate of the Sponsor, solely to the extent such transaction or Contract directly relates, or would relate, to the Transactions or any Transaction Document;

A-41

(v)               incur or assume any indebtedness or Liability or guarantee any indebtedness or Liability of another Person (other than indebtedness that is incurred by the SPAC as Transaction Expenses or in relation to the extensions provided for under Section 5.15), issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of the Company’s Subsidiaries or guaranty any debt securities of another Person, other than any indebtedness;

(vi)             (A) issue any SPAC Securities or securities exercisable for or convertible into SPAC Securities, other than issuances or redesignations contemplated by the Transactions, (B) grant any options, warrants or other equity-based awards with respect to SPAC Securities not outstanding on the date hereof or (C) amend, modify or waive any of the material terms or rights set forth in any SPAC Right or the Rights Agreement;

(vii)          grant or provide any change-in-control, severance, termination, retention, success-based payment, or other payments or benefits to any employee of or consultant to the SPAC; or

(viii)        enter into any agreement to do any action prohibited under this Section 5.1.

5.2              Conduct of the Company Group and the Business Pending the Merger.

(a)               During the Interim Period, except (i) as required or otherwise expressly contemplated by this Agreement (including as set forth in Schedule 5.2) or the Transaction Documents, (ii) as consented to by the SPAC in writing (which consent shall not be unreasonably withheld, conditioned or delayed other than with respect to Section 5.2(b)(vi) below, with respect to which consent may be withheld at the SPAC’s sole discretion), or (iii) as required by applicable Law, Order or other directive by a Governmental Authority (including, any COVID-19 Measures), the Company Group shall (x) use commercially reasonable efforts to conduct the Business in the ordinary course of business and consistent with past practices in all material respects, (y) use commercially reasonable efforts to manage the Business’ working capital and maintain the books and records related to the Business consistent with past practice and (z) use commercially reasonable efforts to maintain their respective relations and goodwill with all material suppliers, material customers and other material commercial counterparties and Governmental Authorities.

(b)               Without limiting the generality of Section 5.2(a), during the Interim Period, except as (A) required or contemplated by this Agreement (including as set forth in Schedule 5.2) or the Transaction Documents, (B) as consented to by the SPAC in writing (which consent shall not be unreasonably withheld, conditioned or delayed other than with respect to Section 5.2(b)(vi) below, with respect to which consent may be withheld at the SPAC’s sole discretion) or (C) as required by applicable Law, Order or other directive by a Governmental Authority (including any COVID-19 Measures), the Company Group shall not:

A-42

(i)                 amend, modify, restate, waive, rescind or otherwise change the Governing Documents of the Company Group;

(ii)              (A) split, combine, subdivide, reduce, or reclassify shares of capital stock of the Company Group or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of capital stock of the Company Group, or (B) redeem, repurchase or otherwise acquire shares of capital stock of the Company Group (including any securities convertible or exchangeable into shares of capital stock of the Company Group);

(iii)            issue, sell, pledge, dispose of, grant, transfer or encumber, any shares of capital stock of the Company Group or securities convertible into, or exchangeable or exercisable for, any shares of such capital stock in the Company Group, or any options, warrants, stock units, or other rights of any kind to acquire any shares of capital stock or other Interests or such convertible or exchangeable securities, or any other ownership interest (including any such interest represented by Contract right), or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock-based performance rights, in each case, of a member of the Company Group, other than the issuance of capital stock or other Interests upon the exercise, vesting or settlement of any equity awards of the Company outstanding as of the date hereof and, in each case, in accordance with their respective terms as in effect as of the date hereof;

(iv)             sell, assign, transfer, convey, lease, license, abandon, mortgage, pledge or permit any Lien on (other than a Permitted Lien) or otherwise dispose of any material Company Group Assets (excluding Intellectual Property, which is the subject of Section 5.2(b)(v) below), other than (i) the sale or license of goods and services to customers in the ordinary course of business, (ii) the sale or other disposition of assets or equipment deemed by the Company in its reasonable business judgment to be obsolete or otherwise warranted in the ordinary course of business, or (iii) transactions among the Company and its wholly-owned Subsidiaries or among its wholly-owned Subsidiaries;

(v)               purchase, sell, license, sublicense, lease, pledge, covenant not to assert, assign, transfer, abandon, cancel, let lapse or expire, or otherwise dispose, transfer or grant any other rights in or with respect to any Company IP or Company Registered IP, other than grants of non-exclusive licenses of Intellectual Property to customers in the ordinary course of business;

(vi)             merge, combine or consolidate (pursuant to a plan of merger or otherwise) the Company Group with any Person or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company Group;

(vii)          repurchase, repay, prepay, refinance or incur any indebtedness for borrowed money, issue any debt securities, engage in any securitization transactions or similar arrangements or assume, guarantee or endorse, or otherwise as an accommodation become responsible for (whether directly, contingently or otherwise), the obligations of any Person for borrowed money other than in the ordinary course of business;

A-43

(viii)        make any material loans, material capital contributions or material investments in, or advances of money to, in each case, in excess of $250,000 individually or $500,000 in the aggregate, any Person, in each case, except for (A) advances to employees or officers of the Company Group for expenses incurred in the ordinary course of business consistent with past practice or (B) extended payment terms for customers in the ordinary course of business consistent with past practice;

(ix)             (A) amend or modify in any material respect, terminate (excluding any expiration in accordance with its terms), or waive any material right, benefit or remedy under, any Company Material Contract, or (B) enter into any Contract (other than in the ordinary course of business) that if entered into prior to the date hereof would be required to be listed on Schedule 3.16, in each case other than in the ordinary course of business consistent with past practice;

(x)               except as contemplated by the Transaction Documents or Contract or Benefit Plan in effect as of the date hereof, grant or provide any change-in-control, severance, termination, retention or similar payments or benefits to any employee of or consultant to the Company Group;

(xi)             hire or engage, or make an offer to hire or engage, any officer, employee, service provider or individual independent contractor of the Company Group whose annual base pay exceeds $250,000;

(xii)          except as required by U.S. GAAP, make any change to any financial accounting principles, methods or practices of the Company Group or with respect to the Business;

(xiii)        waive, release, settle, compromise or otherwise resolve any Action, litigation or other proceedings, except where such waivers, releases, settlements or compromises involve only the payment of monetary damages in an amount less than $250,000 in the aggregate;

(xiv)         (A) make any Tax election or change or revoke any Tax election in respect of the Business, or (B) settle or compromise any Tax Liability for which the Company Group or the Business would be responsible post-Closing;

(xv)           make or commit to make any capital expenditures, on an annualized basis, in the aggregate, in excess of $500,000, in the aggregate;

(xvi)         enter into any collective bargaining agreement or other similar Contract with a labor union, works’ council, employee representative body or labor organization;

(xvii)      terminate without replacement or fail to use best efforts to maintain any Company Permit;

(xviii)    (A) limit the right of the Company Group to engage in any line of business or in any geographic area, to develop, market or sell products or services, or to compete with any Person or (B) grant any exclusive or similar rights to any Person, in each case, except where such limitation or grant does not, and would not be reasonably likely to, individually or in the aggregate, materially and adversely affect, or materially disrupt, the ordinary course operation of the Business; or

A-44

(xix)         authorize or enter into any Contract to do any of the foregoing or otherwise agree or make any commitment to do any of the foregoing.

5.3              Tax Matters.

(a)               From and after the date of this Agreement and until the Effective Time, each Party shall use its commercially reasonable efforts to ensure that the Merger will qualify for the Intended Tax Treatment. Following the Effective Time, none of the Company, Merger Sub, the SPAC or any of their respective Affiliates shall take any action, cause or permit any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act would reasonably be expected to prevent or impede the Merger from qualifying for the Intended Tax Treatment.

(b)               At and after the Effective Time, each of the Company and the Surviving Company covenants and agrees that it will maintain all books and records and file all federal, state, and local income Tax Returns and schedules thereto of the Company and the Surviving Company in a manner consistent with the Merger being qualified as a reorganization and nontaxable exchange under Section 368(a) of the Code (and comparable provisions of any applicable state or local Tax laws) unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code.

5.4              Preparation of the Company Registration Statement and Proxy Statement; the SPAC Shareholders Meeting.

(a)               As promptly as practicable after the execution of this Agreement to the extent such filings are required by Law in connection with the transactions contemplated by this Agreement: (i) the SPAC and the Company shall jointly prepare and the Company shall file with the SEC the Company Registration Statement; (ii) the SPAC and the Company shall jointly prepare and the SPAC shall file with the SEC the Proxy Statement (which Proxy Statement shall form a part of the Company Registration Statement); and (iv) the Parties shall jointly prepare and cause to be filed such other filings required under applicable securities Laws in connection with the Transactions.

(b)               Each of the SPAC and the Company shall use its reasonable best efforts to have the Company Registration Statement declared effective as promptly as practicable after such filing (including by responding to comments of the SEC) and after the delivery of any financial statements pursuant to Section 5.14(b) that are required to be included in the Company Registration Statement, and to keep such registration statement effective for as long as is necessary to consummate the Transactions, and, prior to the effective date of the Company Registration Statement, each of the SPAC and the Company shall take all action reasonably required (other than qualifying to do business in any jurisdiction in which it is not now so qualified or filing a general consent to service of process in any such jurisdiction) to be taken under any applicable securities Laws in connection with the issuance of Company Class A Ordinary Shares pursuant to the Merger. As promptly as practicable after the Company Registration Statement shall have become effective, the SPAC shall cause the Proxy Statement and the final prospectus contained in the Company Registration Statement to be mailed or made available to the SPAC Shareholders pursuant to applicable Law. No filing of, or amendment or supplement to, the Company Registration Statement or the Proxy Statement will be made by the Company or the SPAC, respectively, without the consent of the SPAC or the Company, respectively, such consent not to be unreasonably withheld, conditioned or delayed, or without providing the SPAC or the Company, respectively, with a reasonable opportunity to review and comment thereon (and such comments shall be reasonably considered by Company or the SPAC, respectively, in good faith). The Company and the SPAC will use their commercially reasonable efforts to cause the Company Registration Statement and the Proxy Statement to comply in all material respects with the applicable requirements of U.S. federal securities Laws.

A-45

(c)               Each of the SPAC and the Company shall ensure that none of the information supplied by or on its behalf for inclusion or incorporation by reference in (A) the Company Registration Statement will, at the time filed with the SEC, at each time at which it is amended and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, or (B) the Proxy Statement will, at the date it is first mailed or made available to the SPAC’s shareholders and at the time of the SPAC Shareholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(d)               If, at any time prior to the Effective Time, any information relating to the SPAC, the Company or the Company Group, or any of their respective Affiliates, directors or officers, should be discovered by the SPAC or the Company which should be set forth in an amendment or supplement to the Company Registration Statement or the Proxy Statement, so that any such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC, and, to the extent required by Law, disseminated to the shareholders of the SPAC. The Company shall notify the SPAC promptly of the time when the Company Registration Statement has become effective and of the issuance of any stop order or suspension of the qualification of the Company Class A Ordinary Shares issuable pursuant to the Merger for offering or sale in any jurisdiction. Each of the SPAC and the Company agrees to provide the other Party and its counsel promptly with copies of any written comments or requests for amendments or supplements, and shall promptly inform the other Party of any oral comments or requests for amendments or supplements, that the SPAC or the Company, as applicable, or its counsel may receive from time to time from the SEC with respect to the Company Registration Statement or the Proxy Statement promptly after receipt of such comments or requests, and shall provide the other Party with copies or summaries of any written or oral responses or correspondence between it or its Affiliates and the SEC related thereto. The other Party and its counsel shall be given a reasonable opportunity to review in advance any such written responses and to participate in any discussions or oral material communications with the SEC, and the SPAC or the Company, as applicable, shall reasonably consider in good faith the additions, deletions, comments or changes suggested thereto by the other Party and its counsel, and shall not submit any such responses without the other Party’s consent, such consent not to be unreasonably withheld, conditioned or delayed.

A-46

(e)               The SPAC Shareholders Meeting.

(i)                 The SPAC shall call, give notice of, convene and hold a general meeting (the “SPAC Shareholders Meeting”) in accordance with the SPAC’s Governing Documents and applicable Law as promptly as reasonably practicable following the date on which the Company Registration Statement is declared effective, and in any case, no later than twenty (20) Business Days thereafter, for the purpose of obtaining the SPAC Shareholder Approval; provided, that subject to the requirements of any applicable Law, the SPAC may (and, in the case of clause (C) on up to two (2) occasions upon the reasonable request of the Company (and for no more than five (5) Business Days each), shall) postpone or adjourn the SPAC Shareholders Meeting (A) if a quorum has not been established; (B) after consultation with the Company, to allow reasonable additional time for the filing and mailing of any supplement or amendment to the Proxy Statement as may be required under applicable Law and for such supplement or amendment to be disseminated and reviewed by the SPAC’s shareholders sufficiently in advance of the SPAC Shareholders Meeting; (C) to allow reasonable additional time to solicit additional proxies, if and to the extent the requisite SPAC Shareholder Approval would not otherwise be obtained or the Transactions would not otherwise be able to be consummated; (D) after consultation with the Company, if otherwise required by applicable Law; or (E) with the prior written consent of the Company; provided, that the SPAC Shareholders’ Meeting will not be adjourned to a date that is more than thirty (30) days after the date for which the SPAC Shareholders’ Meeting was originally scheduled (excluding any adjournments required by applicable Law). The SPAC shall advise the Company upon request each day during each of the last five (5) Business Days prior to the date of the SPAC Shareholders Meeting as to the aggregate tally of proxies received by the SPAC with respect to the SPAC Shareholder Approval and at additional times upon the reasonable request of the Company. The SPAC agrees that it shall provide the holders of SPAC Ordinary Shares the opportunity to elect redemption of such SPAC Ordinary Shares in connection with the SPAC Shareholders’ Meeting, as required by the SPAC’s Governing Documents.

(ii)              The SPAC, through the SPAC Board, shall unanimously recommend to its shareholders (A) adoption and approval of this Agreement, the Transaction Documents and the Transactions contemplated hereby and thereby, in each case, in accordance with applicable Law and exchange rules and regulations, (B) approval of the issuance of SPAC Ordinary Shares in connection with the PIPE Investment, (C) adoption and approval of any other proposals as the SEC (or staff thereof) may indicate are necessary in its comments to the Proxy Statement or the Company Registration Statement or correspondence related thereto, (D) adoption and approval of any other proposals as reasonably agreed by the SPAC and the Company to be necessary or appropriate in connection with the Transactions, (E) approval and authorization of the Merger, the Plan of Merger and the adoption of the Surviving Company M&A at the Effective Time; and (F) adjournment of the SPAC Shareholders Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to constitute a quorum or approve and adopt any of the foregoing or if additional time is needed to consummate the Transactions (such proposals in (A) through (F), together, the “Transaction Proposals”), and include the SPAC Board approval of the Merger, the Plan of Merger and Transactions and the recommendation that the Transactions Proposals be adopted by the SPAC Shareholders (the “SPAC Board Recommendation”) in the Proxy Statement. The SPAC shall use its commercially reasonable efforts to (1) solicit from its shareholders proxies in favor of the approval of the proposals required under the SPAC Shareholder Approval, and (2) take all other action necessary or advisable to secure the SPAC Shareholder Approval. Neither the SPAC Board nor any committee thereof shall withdraw, amend, qualify or modify its recommendation to the SPAC Shareholders that they vote in favor of the Transaction Proposals.

A-47

5.5              Reasonable Best Efforts. Each of the SPAC, the Company and their respective Subsidiaries shall use its reasonable best efforts to promptly take, or cause to be taken, all actions, and to promptly do, or cause to be done, and to assist and cooperate with the other in doing, all things reasonably necessary, proper or advisable under applicable Laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement and the other Transaction Documents, as promptly as practicable and in any event prior to the Outside Date, including (i) the obtaining of all necessary actions or nonactions, waivers, Consents, clearances, approvals, and expirations or terminations of waiting periods, from Governmental Authorities and the making of all necessary registrations and filings in connection therewith, and (ii) using its reasonable best efforts to obtain all necessary Consents, approvals or waivers from third parties, set forth on Schedule 5.5; provided, that in no event shall the Company, the SPAC or their respective Subsidiaries be required to pay any fee, penalty or other consideration to any third party for any Consent or approval required for the consummation of the transactions contemplated by this Agreement under any Contract.

5.6              Access to Information.

(a)               From the date of this Agreement until the Effective Time or the earlier termination of this Agreement, the Company and the SPAC shall (and shall cause their respective Subsidiaries to): (i) provide to the other Party (and the other Party’s Representatives) reasonable access during normal business hours and upon reasonable prior notice to the officers, employees, agents, properties, offices and other facilities of such party and its subsidiaries and to the books and records thereof, except that such access shall not include any unreasonably invasive or intrusive investigations or other testing, sampling or analysis of any properties, facilities or equipment of the Company without the prior written consent of the Company; and (ii) furnish promptly to the other Party such information concerning the business, properties, Contracts, assets, liabilities, personnel and other aspects of such Party and its Subsidiaries as the other Party or its Representatives may reasonably request. Notwithstanding the immediately preceding sentence, neither the Company nor the SPAC shall be required to provide access to or disclose information to the extent such party has been advised by legal counsel that the access or disclosure would (x) violate its obligations of confidentiality or similar legal restrictions with respect to such information, (y) jeopardize the protection of attorney-client privilege, or (z) contravene applicable Law (it being agreed that the Parties shall use their commercially reasonable efforts to cause such information to be provided in a manner that would not result in such inconsistency, conflict, jeopardy or contravention).

A-48

(b)               The Parties hereby agree that the provisions of the Confidentiality Agreement shall apply to all information and material furnished by any Party or its Representatives thereunder and hereunder. The Confidentiality Agreement shall survive any termination of this Agreement.

5.7              Exclusivity.

(a)               For purposes of this Agreement, (i) an “Acquisition Proposal” means any inquiry, proposal or offer, or any indication of interest in making an offer or proposal, from any Person or group at any time relating to an Alternative Transaction and (ii) an “Alternative Transaction” means any of the following transactions involving the Company or the SPAC (other than the transactions contemplated by this Agreement): (x) any merger, acquisition consolidation, recapitalization, share exchange, business combination or other similar transaction, public investment or public offering; or (y) any sale, lease, exchange, transfer or other disposition of all or a material part of the assets of such Person (other than sales of inventory or obsolete equipment in the ordinary course) or any class or series of the capital stock, membership interests or other equity interests of the Company Group or the SPAC in a single transaction or series of transactions (other than any PIPE Financing).

(b)               During the Interim Period, in order to induce the other Parties to continue to commit to expend management time and financial resources in furtherance of the transactions contemplated hereby, each Party shall not, and shall cause its Representatives to not, without the prior written consent of the Company and the SPAC, directly or indirectly, (i) solicit, assist, initiate or facilitate the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal, (ii) furnish any non-public information regarding such Party or its Affiliates or their respective businesses, operations, assets, Liabilities, financial condition, prospects or employees to any Person or group (other than a Party to this Agreement or their respective Representatives) in connection with or in response to an Acquisition Proposal, (iii) engage or participate in discussions or negotiations with any Person or group with respect to, or that could reasonably be expected to lead to, an Acquisition Proposal, (iv) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, (v) negotiate or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, or (vi) release any third Person from, or waive any provision of, any confidentiality agreement to which such Party is a party.

5.8              Public Announcements; Required Information.

(a)               Except (a) as otherwise expressly contemplated by this Agreement, and (b) for the separate or joint press releases to be issued by the Parties in the forms agreed by the Parties, neither the SPAC nor the Company will, and each of the SPAC and the Company will cause its Subsidiaries not to, issue, file or submit any Reviewable Document, except in compliance with Section 5.8(b). Notwithstanding the foregoing, to the extent such disclosure is required by applicable Law or the rules of any stock exchange, the Party seeking to make such disclosure will promptly notify the other Party thereof and the Party making such statement will use efforts reasonable under the circumstances to consult in good faith with the other Party thereto and comply with Section 5.8(b) prior to making such disclosure in order to allow a mutually agreeable release or announcement to be issued.

A-49

(b)               In connection with the preparation of any press release or other statement made to the public, or any Form 8-K or any other statement, filing, notice, or application made by or on behalf of the SPAC or the Company to any Governmental Entity or other third party, in each case in connection with Merger and the other transactions contemplated hereby (each, a “Reviewable Document”), and for such other reasonable purposes, each of the SPAC and the Company shall, upon request by the other, use commercially reasonable efforts (subject to applicable Law and contractual restrictions) to furnish the other with all information concerning themselves, their Subsidiaries, and each of their and their Subsidiaries’ respective directors, officers, and stockholders (including the directors of the SPAC to be elected effective as of the Closing pursuant hereto) and such other matters as may be reasonably necessary or advisable in connection with the Reviewable Document. Each Party hereby agrees that all such information supplied by it shall, as of the date of the filing of the Reviewable Document, be true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. At a reasonable time prior to the filing, issuance, or other submission or public disclosure of a Reviewable Document by the SPAC or the Company, the other Party shall be given a reasonable opportunity to review and comment upon such Reviewable Document and give its consent to the form thereof, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that if after having been given a reasonable opportunity to review and comment upon a Reviewable Document, such consent of the other Party has not been received by the date that such Reviewable Document is required to be filed with the applicable Governmental Entity, such consent shall be deemed to have been given. Each party shall accept and incorporate all reasonable comments from the other party to any such Reviewable Document prior to filing, issuance, submission or disclosure thereof. Furthermore, the SPAC and the Company shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld or delayed) any response to any comments from any Governmental Authority on any Reviewable Document. Any language included in a Reviewable Document that reflects the comments of the reviewing Party, as well as any text as to which the reviewing Party has not commented upon after being given a reasonable opportunity to comment, shall be deemed to have been approved by the reviewing Party and may henceforth be used by other Party in other Reviewable Documents and in other documents distributed by the other Party in connection with the transactions contemplated by this Agreement without further review or consent of the reviewing Party.

5.9              Section 16 Matters. Prior to the Effective Time, each of the SPAC and the Company shall take all such steps as may be required (to the extent permitted by applicable Law) to cause any dispositions of the SPAC Ordinary Shares or acquisitions of Company Class A Ordinary Shares or Company Class B Ordinary Shares resulting from the Transactions, directly or indirectly, by each individual, if any, who is subject to Section 16(a) of the Exchange Act with respect to the SPAC or the Company as an officer or director thereof to be exempt under Rule 16b-3 promulgated under the Exchange Act, such steps to be taken in accordance with (and to the extent permitted by) applicable SEC rules and regulations and interpretations of the SEC staff.

A-50

5.10          Control of Other Party’s Business. Nothing contained in this Agreement shall give the Company Group, directly or indirectly, the right to control or direct the SPAC’s operations prior to the Effective Time. Nothing contained in this Agreement shall give the SPAC, directly or indirectly, the right to control or direct the operations of the Company Group prior to the Effective Time. Prior to the Effective Time, each of the Company and the SPAC shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its respective operations.

5.11          NASDAQ Listing. From the date hereof through the Effective Time, the SPAC shall use its commercially reasonable efforts to maintain the listing of the SPAC Ordinary Shares, SPAC Units, and SPAC Rights on NASDAQ and maintain all applicable initial and continuing listing requirements of NASDAQ. The Company shall prepare and submit to NASDAQ a listing application, as required under NASDAQ rules, covering the Company Class A Ordinary Shares to be outstanding after, or issuable in, the Merger, and shall use its commercially reasonable best efforts to cause the Company Class A Ordinary Shares to be approved for listing on NASDAQ, subject to official notice of issuance, as promptly as practicable after the date of this Agreement, and in any event prior to the Effective Time.

5.12          Takeover Statutes. If any “fair price,” “moratorium,” “control share acquisition,” “business combination” or other form of anti-takeover Law shall become applicable to the Transactions, the SPAC, the Company, Merger Sub and their respective boards of directors shall use all reasonable efforts to grant such approvals and take such actions as are reasonably necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the Transactions.

5.13          Shareholder Approval. Concurrently with the execution of this Agreement, the Supporting Shareholder has entered in the Voting Agreement, pursuant to which it has agreed to approve and adopt this Agreement and the Transaction Documents and the Transactions, including the Merger (the “Company Shareholder Approval”) and deliver a copy of the Company Shareholder Approval to the SPAC.

5.14          Financial Information.

(a)               The Company shall, from the date hereof until the Closing Date, use its best efforts to prepare and deliver to the SPAC, (i) as promptly as reasonably practicable and no later than four (4) weeks after the date hereof the completed unaudited Company Financials (including any related notes thereto) and the related consolidated statements of profit or loss and other comprehensive income, changes in equity and cash flows for the fiscal years then ended, (ii) prior to filing the Company Registration Statement, audited Company Financials (including any related notes thereto) and the related audited consolidated statements of profit or loss and other comprehensive income, changes in equity and cash flows for the fiscal years then ended, each audited by a PCAOB qualified auditor in accordance with PCAOB standards (the “Audited Company Financials”), (iii) as promptly as reasonably practicable and no later than (x) seventy-five (75) calendar days after the end of any fiscal quarter, or (y) one hundred and eighty days (180) after the end of any six-month period, as applicable, the unaudited, consolidated balance sheet of the Company as of the end of such fiscal period and the related unaudited, consolidated statements of income and cash flows of the Company for such fiscal period, together with comparable financial statements for the corresponding periods of the prior fiscal years, in each case, to the extent required to be included or incorporated by reference in the Company Registration Statement (including the Proxy Statement), (collectively, the “Subsequent Unaudited Financial Statements”) and (iv) if necessary, as promptly as reasonably practicable and no later than one-hundred (100) calendar days after the end of any fiscal year, the audited consolidated balance sheet of the Company as of the end of such fiscal year of the Company and the related audited consolidated statements of income and cash flows of the Company for such fiscal year, together with comparable financial statements for the prior fiscal years, in each case, to the extent required to be included or incorporated by reference in the Company Registration Statement (including the Proxy Statement) (collectively, and including the Audited Company Financials, the “Subsequent Audited Annual Financial Statements” and, together with the Subsequent Unaudited Financial Statements, the “Subsequent Period Financial Statements”). The Subsequent Period Financial Statements shall be prepared from the books and records of the Company Group and in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as otherwise indicated in such statements and except that the unaudited statements may exclude the footnote disclosures and other presentation items required for U.S. GAAP and may exclude normal and immaterial year-end adjustments) and the applicable rules and regulations of the SEC, including the requirements of Regulation S-X. When delivered, the Subsequent Period Financial Statements shall present fairly in all material respects the financial position and results of operations of the Company Group as of the dates and for the periods shown therein (except that the unaudited statements may exclude the footnote disclosures and other presentation items required for U.S. GAAP and may exclude normal and immaterial year-end adjustments).

A-51

(b)               During the Interim Period and from and after the Closing, the Company shall use its commercially reasonable efforts, in connection with the filing of any applicable SEC filings, to cooperate with the SPAC to prepare pro forma financial statements that comply with the rules and regulations of the SEC to the extent required for SEC filings, including the requirements of Regulation S-X.

5.15          Extension; Payment of Extension Fees. The SPAC and the Sponsor may extend, in accordance with the terms of the Governing Documents of the SPAC and the Trust Agreement, the date by which the SPAC must consummate a Business Combination. In the event that it is determined by the SPAC that it is reasonably likely that the Merger will not be consummated by March 30, 2024, then the SPAC will extend the date in respect of which the SPAC must consummate a Business Combination for three (3) months, and the SPAC will continue to extend the time in respect of which it must consummate a Business Combination for the full period of time allowed the SPAC’s Governing Documents and the Trust Agreement (each, an “Extension”); provided, however, that the Company or an Affiliate thereof will pay fifty percent (50%), or such other greater percentage as the Parties may later agree to in writing, of each payment the Sponsor is required to deposit in the Trust Account in connection with an Extension (each, an “Extension Payment”) by wire transfer of immediately available funds to the Trust Account. Such Extension Payment shall be evidenced by a promissory note issued to the Company or such Affiliate thereof payable after the Effective Time in accordance with the terms thereof. In addition, the terms of the promissory note shall provide that, in the event of the termination of this Agreement in accordance with the terms of Section 8.1(a)-(c), (e) and (f), the promissory note shall be repaid upon the consummation by the SPAC of any other initial business combination, or upon dissolution and winding up of the SPAC from funds available outside the Trust Account, prior to any payments to the Sponsor out of such funds. The Sponsor will deposit into the Trust Account the remainder of the respective Extension Fees in excess of the Company’s portion of such respective Extension Payment. The Company’s obligation to pay a portion of the Extension Payment will terminate upon the termination of this Agreement in accordance with Article VIII, except that if the Company’s portion of an applicable Extension Payment is due but not yet paid at the time of such termination, the Company’s obligation to pay such amount will not terminate upon the termination of this Agreement.

A-52

5.16          Equity Incentive Plan. Prior to the Effective Time, the Company shall adopt and approve an equity incentive plan with a share reserve equal to fifteen percent (15%) of the issued and outstanding shares of the Company immediately following the Effective Time, with customary evergreen provisions (the “Equity Incentive Plan”).

5.17          Employment Agreements. The Key Personnel shall, as a condition to their continued employment with the Company Group, execute and deliver to the Company and the SPAC an employment agreement, which will contain non-solicitation and non-compete agreements, in substantially the form attached hereto as Exhibit D.

5.18          ODI Filings. The Company Group shall use its reasonable best efforts to assist the ODI Shareholders to complete their respective ODI Filings and receive the required Consent by the applicable Governmental Authority as soon as possible after the date hereof.

5.19          Future Issuance of Company Ordinary Shares. Immediately upon receipt of the required Consent to an ODI Shareholder’s ODI Filing, the Company shall cause each ODI Shareholder to exercise all of their Company Warrants for, and the Company shall issue to such Company Warrant holder, the number of Company Class A Ordinary Shares required to be issued pursuant to the Warrant Agreements.

5.20          PIPE Financing. As soon as practicable after the date hereof, the SPAC shall use its reasonable best efforts to enter into Subscription Agreements on terms approved by the Company with the PIPE Investors procured and approved by the Parties, for an aggregate amount of fifteen million dollars ($15,000,000) in PIPE Financing. Simultaneous with entering into the Subscription Agreements, each PIPE Investor shall enter into a Lock-up Agreement and a registration rights agreement. The SPAC shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to cause the PIPE Financing to be consummated on the terms set forth in the Subscription Agreements, including using its commercially reasonable efforts to (i) maintain in full force and effect the Subscription Agreements in accordance with the terms thereof, (ii) satisfy on a timely basis all conditions to obtaining the PIPE Financing set forth in the Subscription Agreements that are applicable to the SPAC or any of its Subsidiaries and within the control of the SPAC or any of its Subsidiaries, (iii) comply on a timely basis with the SPAC’s obligations under the Subscription Agreements, (iv) cause the PIPE Investors to fund the PIPE Financing concurrently with or prior to the Closing and (v) enforce the SPAC’s rights under the Subscription Agreements.

A-53

5.21          Indemnification and Directors’ and Officers’ Insurance. (a) From and after the Effective Time, the Company shall indemnify and hold harmless each present and former director, officer and employee of the SPAC and the Company and each of their respective Subsidiaries (the “D&O Indemnitees”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, claims, damages or losses incurred in connection with any claim, Action or threatened Action, whether civil, criminal, administrative, investigative or otherwise, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under applicable Law (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Without limiting the foregoing, the Company shall and shall cause the Surviving Company and each of its Subsidiaries to, (i) maintain for a period of not less than six (6) years from the Effective Time, (x) provisions in its Governing Documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of D&O Indemnitees that are no less favorable to those Persons than the provisions of such Governing Documents of the SPAC and the Company as of the date of this Agreement, and (y) all rights to indemnification now existing in favor of the D&O Indemnitees in any indemnification agreements with the SPAC or the Company, as applicable, and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law.

(b)               At or prior to the Effective Time, the Company shall obtain and fully pay the premium for a six (6) year director’s and officers’ liability insurance “tail” policy, covering those Persons who are covered by the SPAC’s and the Company’s current directors’ and officers’ liability insurance policies with respect to claims that are based upon or arising out of any actual or alleged act, error or omission committed, or allegedly committed, prior to the Effective Time, with terms, conditions, retentions and limits of liability that are no less favorable in the aggregate than their current policies; provided, however, that in no event shall the Company be required to pay more than two hundred percent (200%) of the amount paid for such insurance in the last twelve (12)-month period prior to the date of this Agreement. In the event the aggregate premiums of such insurance coverage exceed such amount, the Company shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding such amount.

(c)               For a period of six (6) years from the Effective Time, the Company shall maintain in effect directors’ and officers’ liability insurance covering those Persons who are currently covered by the SPAC’s and the Company’s directors’ and officers’ liability insurance policies on terms not less favorable than the terms of such current insurance coverage; provided that if any claim is asserted or made within such six (6) year period, any insurance required to be maintained under this Section 5.21 shall be continued in respect of such claim until the final disposition thereof.

(d)               Notwithstanding anything contained in this Agreement to the contrary, this Section 5.21 shall survive the consummation of the Merger indefinitely and shall be binding, jointly and severally, on the Company, the Surviving Company and all successors and assigns of the Company and the Surviving Company. In the event that the Company or the Surviving Company or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Company or the Surviving Company, as the case may be, shall succeed to the obligations set forth in this Section 5.21.

A-54

(e)               The D&O Indemnitees are express third-party beneficiaries of this Section 5.21.

5.22          Termination of Existing Registration Rights Agreements. Prior to the Closing, in connection with the entry into the Registration Rights Agreements, the SPAC shall cause to be terminated all existing registration rights agreements entered into between the SPAC and any other party, including the Sponsor. No parties to any such terminated registration rights agreements shall have any further rights or obligations thereunder.

Article VI

CONDITIONS TO THE MERGER

6.1              Conditions to the Obligations of the SPAC, the Company and Merger Sub to Effect the Merger. The respective obligations of each Party to consummate the Merger shall be subject to the fulfillment (or, to the extent permitted by applicable Law, waiver by the Company and the SPAC) at or prior to the Closing of the following conditions:

(a)               (i) all Requisite Regulatory Approvals shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired or been terminated; and (ii) there shall not be in effect any voluntary agreement between the SPAC or the Company and any Governmental Authority pursuant to which the SPAC or the Company has agreed not to consummate the Transactions for any period of time;

(b)               the Company Registration Statement shall have become effective in accordance with the Securities Act and shall not be the subject of any stop order by the SEC or actual or threatened proceedings by a Governmental Authority seeking such a stop order;

(c)               the SPAC Shareholder Approval shall have been obtained;

(d)               the Company Shareholder Approval shall have been obtained;

(e)               as of the Closing Date, the listing of the Company Class A Ordinary Shares shall have been approved by Nasdaq;

(f)                no Governmental Authority of competent jurisdiction shall have enacted, issued or granted any Law (whether temporary, preliminary or permanent), in each case that is in effect and which has the effect of restraining, enjoining or prohibiting the consummation of the Transactions; and

(g)               the SPAC shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act).

A-55

6.2              Additional Conditions to the Obligations of the Company and Merger Sub. The obligation of the Company and Merger Sub to consummate the Merger shall be subject to the fulfillment (or, to the extent permitted by applicable Law, waiver by the Company) at or prior to the Closing of the following additional conditions:

(a)               the SPAC shall have performed and complied in all material respects with the obligations, covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Effective Time;

(b)               all representations and warranties made by the SPAC set forth in Article IV (other than the representations and warranties referenced in the second sentence of this Section 6.2(b)), shall be true and correct (without giving effect to any limitation as to materiality or SPAC Material Adverse Effect or any other similar limitation set forth therein) on and as of December 1, 2023 and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects; provided that for purposes of this Section 6.2(b), “as of the date hereof”, “from the date of this Agreement” and similar terms shall refer to December 1, 2023), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to result in, a SPAC Material Adverse Effect. The Fundamental Representations made by the SPAC shall be true and correct in all respects at and as of the date hereof and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date (except in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which shall be so true and correct only as of such specified date);

(c)               no SPAC Material Adverse Effect shall have occurred between the date of this Agreement and the Closing Date;

(d)               the SPAC shall have delivered to the Company the certificate referenced in Section 1.2(b)(ii) dated as of the Closing Date signed by an authorized officer of the SPAC certifying that each of the conditions set forth in Section 6.1(f) and Section 6.2(a), (b), (c), and (e) have been satisfied;

(e)               the SPAC shall have executed and delivered the applicable Transaction Documents, and to the extent applicable, performed and complied with the obligations, covenants and agreements thereunder required to be performed by it prior to the Effective Time in all material respects, and each such agreement shall be in full force and effect; and

(f)                all members of the SPAC Board and all executive officers of the SPAC as of immediately prior to the Effective Time shall have executed and delivered written resignation letters effective as of the Effective Time.

6.3              Additional Conditions to the Obligations of the SPAC . The obligation of the SPAC to consummate the Merger shall be subject to the fulfillment (or, to the extent permitted by applicable Law, waiver by the SPAC) at or prior to the Closing of the following additional conditions:

A-56

(a)               the Company and Merger Sub shall each have performed and complied in all material respects with the obligations, covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Effective Time;

(b)               other than the Fundamental Representations, the representations and warranties of the Company and Merger Sub set forth in Article III, shall be true and correct (without giving effect to any limitation as to materiality or Company Material Adverse Effect or any other similar limitation set forth therein) on and as of December 1, 2023 and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects; provided that for purposes of this Section 6.3(b), “as of the date hereof”, “from the date of this Agreement” and similar terms shall refer to December 1, 2023), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to result in, a Company Material Adverse Effect. The Fundamental Representations shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects);

(c)               no Company Material Adverse Effect shall have occurred between the date of this Agreement and the Closing Date;

(d)               the Company shall have delivered to the SPAC the certificate referenced in Section 1.2(a)(ii) dated as of the Closing Date signed by an authorized officer of the Company certifying that each of the conditions set forth in Section 6.3(a), (b), (c) and (e) have been satisfied; and

(e)               the Company (or such other applicable Subsidiary of the Company) and Merger Sub shall have executed and delivered each of the applicable Transaction Documents, and to the extent applicable, performed and complied with the obligations, covenants and agreements to be performed thereunder by them prior to the Effective Time in all material respects, and each such agreement shall be in full force and effect.

Article VII

SURVIVAL AND INDEMNIFICATION

7.1              Survival. All representations and warranties of the Company and Merger Sub contained in this Agreement shall survive the Closing and shall remain in full force and effect until and including the date that is twenty-four (24) months after the Closing Date; provided, that the representations and warranties set forth in Section 3.18 (Tax Matters) and Section 3.24 (Environmental Matters) shall survive until and including the date that is five (5) years after the Closing Date; and provided, further, that the right to make a claim with respect to the matters set forth in Schedule 7.2 shall survive the Closing until and including the date that is twenty-four (24) months after the Closing Date (the applicable expiration dates per the above are each an “Expiration Date”, and, collectively, the “Expiration Dates”). If a Claim Notice (as defined below) for a bona fide claim of a breach of any representation or warranty or with respect to the matters set forth in Schedule 7.2 has been given before the applicable Expiration Date, then the relevant representations and warranties, or right to make a claim, as applicable, shall survive as to such claim, until the claim has been finally resolved. All representations and warranties of the SPAC contained in this Agreement shall terminate and expire upon the Closing (and after the Closing there shall be no liability in respect thereof). All covenants and agreements of the Parties contained in this Agreement shall terminate and expire upon the Closing (and there shall be no liability after the Closing in respect thereof); provided, however, that those covenants and agreements contained herein that by their terms expressly require performance after the Closing shall survive the Closing indefinitely or for the period explicitly specified therein, but only with respect to that portion of such covenant or agreement that is expressly to be performed following the Closing.

A-57

7.2              Indemnification. Subject to the terms and conditions of this Article VII, from and after the Closing, the Supporting Shareholder and its successors and assigns (each, with respect to any claim made pursuant to this Article VII, an “Indemnifying Party”), will severally, but not jointly, solely to the extent of the Indemnification Shares (or cash in lieu thereof, at the election of the Indemnifying Party, as set forth in Section 7.5), indemnify, and without duplication, defend and hold harmless the SPAC (with respect to any claim made pursuant to this Article VII, the “Indemnified Party”), from and against any and all losses, actions, Orders, Liabilities, damages, Taxes, interest, penalties, Liens, amounts paid in settlement, and reasonable costs and expenses (including reasonable expenses of investigation and court costs and reasonable attorneys’ fees and expenses) (any of the foregoing, a “Loss”) paid, suffered or incurred by, or imposed upon, any Indemnified Party to the extent arising in whole or in part out of or resulting from (whether or not involving a Third Party Claim (as defined below)): (a) any inaccuracy or breach of any representation or warranty made by the Indemnifying Party in this Agreement or in any certificate delivered by the Indemnifying Party pursuant to this Agreement, as of the date such representation or warranty was made and as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date); or (b) the matters set forth in Schedule 7.2.

7.3              Limitations on Indemnification. (a) The maximum aggregate amount of indemnification payments that the Indemnifying Party will be obligated to pay in the aggregate shall be subject to the limitations in this Section 7.3. The Indemnifying Party shall not be liable to any Indemnified Party for indemnification under Section 7.2 until the aggregate amount of all Losses in respect of indemnification under Section 7.2 exceeds $2,250,000 (the “Deductible”), in which event the Indemnifying Party shall be required to pay or be liable for all such Losses from the first (1st) dollar. The aggregate amount of all Losses for which the Indemnifying Party shall be liable pursuant to Section 7.2 shall not exceed the value of the Indemnification Shares delivered in payment thereof (as determined in accordance with Section 7.5), which Indemnification Shares (or cash in lieu thereof, at the election of the Indemnifying Party, as set forth in Section 7.5) shall be the sole source from which any Indemnified Party may be indemnified by any Indemnifying Party under this Article VII.

A-58

(b)               In no event shall any Indemnified Party be entitled to recover or make a claim for any amounts in respect of, and in no event shall Losses be deemed to include, any punitive, special, incidental, exemplary, consequential, indirect or exemplary damages, or for any diminution in value (including any changes measured as a multiple of earnings, revenue or by any other similar performance metric and any loss of future revenue or income, loss of business reputation or opportunity), except for any such damages to the extent actually awarded by a court of competent jurisdiction and paid to a third party in a Third Party Claim.

(c)               No investigation by an Indemnified Party, or knowledge by an Indemnified Party or its representatives of a breach of a representation, warranty, covenant or agreement of an Indemnifying Party, conducted or arising at any time after the date of this Agreement, shall affect the recourse available to the Indemnified Party under this Article VII.

(d)               Any Losses recoverable hereunder shall be reduced in amount by insurance proceeds, indemnification payments, contribution payments or reimbursements actually received by any Indemnified Party in connection with such Losses, and the Indemnified Party shall use reasonable and diligent efforts to realize such benefits, proceeds, payments or reimbursements.

(e)               Each Indemnified Party shall take, and cause its Affiliates to take, all reasonable steps to mitigate any Loss upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise thereto, including incurring costs only to the extent reasonably necessary to remedy the breach that gives rise to such Loss.

7.4              Indemnification Procedures.

(a)               The Indemnified Party and the Indemnifying Party each may designate a representative from time to time (the “Indemnified Party Representative” and the “Indemnifying Party Representative,” respectively), who shall have the sole right to act on behalf of the Indemnified Party or the Indemnifying Party, as applicable, with respect to any indemnification claims made pursuant to this Article VII, including bringing and settling any indemnification claims hereunder and receiving any notices on behalf of the Indemnified Party or Indemnifying Party, as applicable. Each such representative shall have the sole right to act on behalf of the Indemnified Party and the Indemnifying Party, as the case may be, with respect to any indemnification claims made pursuant to this Article VII, including the giving and receiving of any notices in connection with any claim for indemnification under this Agreement.

(b)               In order to make a claim for indemnification hereunder, the Indemnified Party Representative must provide written notice (a “Claim Notice”) of such claim to the Indemnifying Party Representative, which Claim Notice shall include (i) a reasonable description of the facts and circumstances which relate to the subject matter of such indemnification claim to the extent then known and (ii) the amount of Losses suffered by the Indemnified Party in connection with the claim to the extent known or reasonably estimable (provided, that the Indemnified Party Representative may thereafter in good faith adjust the amount of Losses with respect to the claim to reflect additional information obtained after the date of the initial Claim Notice by providing a revised Claim Notice to the Indemnifying Party Representative).

A-59

(c)               In the case of any claim for indemnification under this Article VII arising from a claim of any third party (a “Third Party Claim”), the Indemnified Party Representative must give a Claim Notice with respect to such Third Party Claim to the Indemnifying Party Representative promptly (but in no event later than fifteen (15) days) after the Indemnified Party’s receipt of notice of such Third Party Claim; provided; that the failure to give such notice will not relieve the Indemnifying Party of its indemnification obligations except to the extent that the defense of such Third Party Claim is actually prejudiced by the failure to give such notice. The Indemnifying Party will have the right to defend and to direct the defense against any such Third Party Claim, and with counsel selected by the Indemnifying Party, unless at any time while such Third Party Claim is pending such claim is criminal in nature, would reasonably be expected to lead to criminal proceedings, or seeks an injunction or other equitable relief against the Indemnified Party. If the Indemnifying Party Representative elects, and is entitled, to compromise or defend such Third Party Claim, it will within twenty (20) days (or sooner, if the nature of the Third Party Claim so requires) notify the Indemnified Party Representative of its intent to do so, and the Indemnified Party will, at the request and expense of the Indemnifying Party (solely to the extent the expense incurred by the Indemnified Party is reasonable), cooperate in the defense of such Third Party Claim. If the Indemnifying Party Representative elects not to, or at any time is not entitled under this Section 7.4 to, compromise or defend such Third Party Claim, or fails to notify the Indemnified Party Representative of its election as herein provided, the Indemnified Party may compromise or defend such Third Party Claim. Notwithstanding anything to the contrary contained herein, the Indemnifying Party will have no indemnification obligations with respect to any such Third Party Claim which is settled by the Indemnified Party or the Indemnified Party Representative without the prior written consent of the Indemnifying Party Representative (which consent will not be unreasonably withheld, delayed or conditioned); provided, however, that notwithstanding the foregoing, the Indemnified Party will not be required to refrain from paying any Third Party Claim which has matured by a final, non-appealable Order, nor will it be required to refrain from paying any Third Party Claim where the delay in paying such claim would result in the foreclosure of a Lien upon any of the property or assets then held by the Indemnified Party. The Indemnifying Party’s right to direct the defense will include the right to compromise or enter into an agreement settling any Third Party Claim; provided, however, that no such compromise or settlement will obligate the Indemnified Party to agree to any settlement that requires the taking or restriction of any action (including competition restrictions) by the Indemnified Party other than the execution of a release for such Third Party Claim or agreeing to be subject to customary confidentiality obligations in connection therewith, except with the prior written consent of the Indemnified Party Representative on behalf of the Indemnified Party (such consent not to be unreasonably withheld, conditioned or delayed). If the Indemnifying Party Representative elects, and is entitled, to compromise or defend such Third Party Claim, the Indemnified Party Representative will have the right, at its sole expense, to participate in the compromise or defense of any Third Party Claim with counsel selected by it, subject to the Indemnifying Party’s right to direct the defense.

(d)               With respect to any direct indemnification claim that is not a Third Party Claim, the Indemnifying Party Representative will have a period of thirty (30) days after receipt of the Claim Notice to respond thereto. If the Indemnifying Party Representative does not respond to such Claim notice within such thirty (30) days, or responds within such thirty (30) days and rejects such claim in whole or in part, the Indemnified Party will be free to pursue such remedies as may be available under this Agreement, any Transaction Documents or applicable Law.

A-60

7.5              Indemnification Payments. Any indemnification obligation of an Indemnifying Party under this Article VII will be settled solely through delivery to the Indemnified Party of such number of Indemnification Shares, regardless of whether or not such Indemnification Shares have been released from the Escrow Account, that are equal in value to the finally determined amount of indemnification determined. The SPAC and the Company agree to report each indemnification payment made in respect of any Losses as an adjustment to the Merger Consideration for Tax purposes to the extent permitted by applicable Law and shall file all Tax Returns in a manner consistent with the foregoing. The value of the Indemnification Shares shall be determined based on the dollar volume-weighted average price of the Company Class A Ordinary Shares on the principal securities exchange or securities market on which such security is then traded during the fifteen (15) trading day period ending one (1) business day prior to the date of the finally determined indemnification amount (which delivery shall be required to be made within five (5) Business Days after the final determination of such obligation in accordance with this Section 7.5). In no event shall any Indemnifying Party be required to pay or reimburse its indemnification obligations with cash. Notwithstanding the foregoing, in lieu of delivering all or a portion of the Indemnification Shares otherwise deliverable to an Indemnified Party in accordance with this Article VII, the Indemnifying Party may pay the value of such Indemnification Shares, as determined in accordance with this Section 7.5, to the Indemnified Party, in cash. In connection with any such payment in cash, the corresponding Indemnification Shares, if then held in escrow, shall be released from escrow and delivered to the Indemnifying Party in accordance with the Indemnification Escrow Agreement. For the avoidance of doubt, any such payment in cash shall be counted towards the limit on the aggregate amount of all Losses for which the Indemnifying Party shall be liable pursuant to Section 7.3(a), as if the Indemnification Shares themselves had been delivered.

7.6              Exclusive Remedy. From and after the Closing, except with respect to Fraud Claims or claims seeking injunctions, specific performance or other equitable relief (including pursuant to Section 9.10), or claims under covenants and agreements contained herein that by their terms expressly require performance after the Closing but only with respect to that portion of such covenant or agreement that is expressly to be performed following the Closing, or claims under any other Transaction Document pursuant to the terms and provisions therein, indemnification pursuant to this Article VII by the delivery of Indemnification Shares (or cash in lieu thereof, at the election of the Indemnifying Party) as provided in Section 7.5 shall be the sole and exclusive remedy for the Indemnified Party with respect to matters arising under this Agreement of any kind or nature, including for any misrepresentation or breach of any warranty, covenant, or other provision contained in this Agreement or in any certificate or instrument delivered pursuant to this Agreement or otherwise relating to the subject matter of this Agreement, including the negotiation and discussion thereof or for any of the matters set forth in Schedule 7.2.

A-61

Article VIII

TERMINATION

8.1              Termination. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time, whether before or after the SPAC Shareholder Approval:

(a)               by mutual written agreement of the Company and the SPAC;

(b)               by written notice from the Company or the SPAC, if the Closing shall not have occurred on or prior to June 30, 2024 (the “Outside Date”); provided, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any Party whose action or failure to comply with its obligations under this Agreement or any of the other Transaction Documents has been the primary cause of, or has primarily resulted in, the failure of the Closing to occur on or prior to such date;

(c)               by written notice from the Company or the SPAC, if any Law or Order shall have been promulgated, entered, enforced, enacted or issued and in effect or shall have been deemed to be applicable to the Merger or the other Transactions, by any Governmental Authority of competent jurisdiction that permanently prohibits, restrains or makes illegal the consummation of the Merger or the other Transactions, and such Law or Order shall have become final and non-appealable; provided, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to any Party whose action or failure to perform any of its obligations under this Agreement or any of the Transaction Documents is the primary cause of, or primarily resulted in, the enactment or issuance of any such Law or Order;

(d)               by the SPAC upon written notice to the Company, in the event of a breach of any representation, warranty, covenant or agreement on the part of the Company or Merger Sub or any such representation and warranty shall have become untrue or inaccurate after the date of this Agreement, such that the conditions specified in Section 6.3(a) or Section 6.3(b) would not be satisfied at the Closing, and which, (i) with respect to any such breach that is capable of being cured, is not cured by the Company or Merger Sub by the earlier of: (x) thirty (30) days after receipt of written notice thereof; or (y) the Outside Date, or (ii) is incapable of being cured prior to the Outside Date; provided, that the SPAC shall not have the right to terminate this Agreement pursuant to this Section 8.1(d) if the SPAC is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement to the extent such breach or breaches would give rise to the failure of a condition set forth in Section 6.2(a) or Section 6.2(b);

(e)               by the Company upon written notice to the SPAC, in the event of a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the SPAC or any such representation and warranty shall have become untrue or inaccurate after the date of this Agreement, such that the conditions specified in Section 6.2(a) or Section 6.2(b) would not be satisfied at the Closing, and which, (i) with respect to any such breach that is capable of being cured, is not cured by the SPAC by the earlier of: (x) thirty (30) days after receipt of written notice thereof; or (y) the Outside Date, or (ii) is incapable of being cured prior to the Outside Date; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(e) if the Company is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement to the extent such breach or breaches would give rise to the failure of a condition set forth in Section 6.3(a) or Section 6.3(b); and

A-62

(f)                by the Company or the SPAC upon written notice, if (i) the Company Shareholder Approval has not been obtained by the time the SPAC Shareholder Approval is obtained, or (ii) the SPAC Shareholder Approval shall not have been obtained upon a vote taken thereon at the SPAC Shareholders Meeting, duly convened therefor, or at any adjournment or postponement thereof; provided, that the right to terminate this Agreement pursuant to this Section 8.1(f) shall not be available to a Party whose actions or failure to perform any of its obligations under this Agreement is the primary cause of, or primarily resulted in, the failure to obtain such approval.

8.2              Effect of Termination. In the event of termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become null and void and have no effect, without any Liability on the part of any Party; provided, that no such termination shall relieve any Party of any liability or damages resulting from Fraud Claims; provided, further, that Section 5.6(b), this Section 8.2, Section 8.3 and Article IX hereof shall survive any termination of this Agreement. The Confidentiality Agreement shall not be affected by any termination of this Agreement.

8.3              Fees and Expenses. Except as otherwise explicitly provided in this Agreement, Transaction Expenses incurred by the Parties shall be borne by the Party incurring such expense; provided, that if the Merger is consummated, except as otherwise explicitly provided in this Agreement, Transaction Expenses shall be borne by the Company.

Article IX

MISCELLANEOUS

9.1              Trust Account. As of the Effective Time, the obligations of the SPAC to dissolve or liquidate within a specified time period as contained in the SPAC’s Governing Documents will be terminated and the SPAC shall have no obligation whatsoever to dissolve and liquidate the assets of the SPAC by reason of the consummation of the Merger or otherwise, and no shareholder of the SPAC shall be entitled to receive any amount from the Trust Account (except in the event they elect to redeem their SPAC Ordinary Shares in connection with the consummation of the Business Combination). At least forty-eight (48) hours prior to the Effective Time, the SPAC shall provide notice to the Trustee in accordance with the Trust Agreement and shall deliver any other documents, opinions or notices required to be delivered to the Trustee pursuant to the Trust Agreement and cause the Trustee prior to the Effective Time to, and the Trustee shall thereupon be obligated to, transfer all funds held in the Trust Account to the SPAC (except with respect to the SPAC Shareholders in the event they elect to redeem their SPAC Ordinary Shares in connection with the consummation of the Business Combination) and thereafter shall cause the Trust Account and the Trust Agreement to terminate. The Parties hereby agree that upon such transfer of funds to the SPAC, such funds, including any PIPE Financing proceeds, will be used to (i) first to pay any accrued by unpaid Transaction Expenses, (ii) then to pay any deferred IPO fees, and (ii) finally, any remaining cash will be transferred to the Company to be used for working capital and other general corporate purposes of the Business following the Closing.

A-63

9.2             Waiver Against Trust Account. Reference is made to the IPO Prospectus. The Company hereby represents and warrants that it has read the IPO Prospectus and understands that the SPAC has established the Trust Account containing the proceeds of the IPO and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the SPAC Shareholders and that, except as otherwise described in the IPO Prospectus, the SPAC may disburse monies from the Trust Account only: (a) to the SPAC Shareholders in the event they elect to redeem their SPAC Ordinary Shares in connection with the consummation of the Business Combination or in connection with an amendment to SPAC’s Governing Documents to extend the SPAC’s deadline to consummate a Business Combination, (b) to the SPAC Shareholders if the SPAC fails to consummate a Business Combination within twelve (12) months after the closing of the IPO, subject to extension in accordance with SPAC’s Governing Documents, (c) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any taxes, and (d) to the SPAC after or concurrently with the consummation of a Business Combination. For and in consideration of the SPAC entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees on behalf of itself and its Affiliates that, notwithstanding anything to the contrary in this Agreement, neither the Company nor any of its respective Affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom to the SPAC Shareholders, or make any claim against the Trust Account (including any distributions therefrom to the SPAC Shareholders), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between the SPAC or any of its Representatives, on the one hand, and the Company or any of its respective Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on Contract, tort, equity or any other theory of legal liability (collectively, the “Trust Account Released Claims”); provided that the Company shall be entitled to seek claims against the funds held in the Trust Account after the same are released to the Company as indicated below. The Company on behalf of itself and its Affiliates hereby irrevocably waives any Trust Account Released Claims that any such Party or any of its Affiliates may have against the Trust Account (including any distributions therefrom to the SPAC Shareholders) now or in the future as a result of, or arising out of, any negotiations, Contracts or agreements with the SPAC or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom to the SPAC Shareholders) for any reason whatsoever (including for an alleged breach of this Agreement or any other agreement with the SPAC or its Affiliates). The Company agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by the SPAC and its Affiliates to induce the SPAC to enter in this Agreement, and the Company further intends and understands such waiver to be valid, binding, and enforceable against such Party and each of its Affiliates under applicable Law. To the extent that the Company or any of its respective Affiliates commences any Action based upon, in connection with, relating to or arising out of any matter relating to the SPAC or its Representatives, which proceeding seeks, in whole or in part, monetary relief against the SPAC or its Representatives, the Company hereby acknowledges and agrees that its and its Affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit such Party or any of its Affiliates (or any Person claiming on any of their behalf or in lieu of them) to have any claim against the Trust Account (including any distributions therefrom to the SPAC Shareholders) or any amounts contained therein except to the extent distributed to the SPAC upon the Closing. In the event that the Company or any of its respective Affiliates commences Action based upon, in connection with, relating to or arising out of any matter relating to the SPAC or its Representatives which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom to the SPAC Shareholders), whether in the form of money damages or injunctive relief, the SPAC and its Representatives, as applicable, shall be entitled to recover from the Company and its respective Affiliates, as applicable, the associated legal fees and costs in connection with any such Action, in the event the SPAC or its Representatives, as applicable, prevails in such Action. This Section 9.2 shall survive termination of this Agreement for any reason and continue indefinitely.

A-64

9.3              Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State without giving effect to any choice or conflict of Law provision or rule. The Parties hereby (a) submit to the exclusive jurisdiction of any federal or state court sitting in the State of New York for the purpose of any Action, directly or indirectly, arising out of, relating to, or in connection with this Agreement brought by any Party; (b) agrees that service of process will be validly effected by sending notice in accordance with Section 9.4; (c) irrevocably waives and releases, and agrees not to assert by way of motion, defense, or otherwise, in or with respect to any such Action, any claim, whether actual or potential, known or unknown, suspected or unsuspected, based upon past or future events, now existing or coming into existence in the future, that (i) such Action is not subject to the subject matter jurisdiction of at least one of the above-named courts; (ii) its property is exempt or immune from attachment or execution in the State of New York; (iii) such Action is brought in an inconvenient forum; (iv) that the venue of such Action is improper; or (v) this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts; and (d) agrees not to move to transfer any such Action to a court other than any of the above-named courts; provided that the Merger and any exercise of appraisal and dissenters’ rights under the Laws of the Cayman Islands with respect to the Merger, shall in each case be governed by the Laws of the Cayman Islands. THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE (AND SHALL CAUSE THEIR SUBSIDIARIES AND AFFILIATES TO WAIVE) THEIR RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING IN ANY COURT RELATING TO ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT, THE TRANSACTIONS, OR ANY TRANSACTION DOCUMENT (INCLUDING ANY SCHEDULE OR EXHIBIT HERETO AND THERETO) OR THE BREACH, TERMINATION OR VALIDITY OF SUCH AGREEMENTS OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF SUCH AGREEMENTS. NO PARTY TO THIS AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, THE TRANSACTIONS, ANY TRANSACTION DOCUMENT, OR ANY RELATED INSTRUMENTS. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH PARTY TO THIS AGREEMENT CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT OR INSTRUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH ABOVE IN THIS SECTION 9.3. NO PARTY OR REPRESENTATIVE OF ANY PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 9.3 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

A-65

9.4              Notices. Except as otherwise expressly provided herein, any notice, consent, waiver and other communication hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by e-mail, with confirmation of receipt, (iii) one (1) Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

if to the Company or Merger Sub, to:

eLong Power Holding Limited

1303, Unit 3 of Building 10, 3 Zhongcui Road,

Fengtai District, Beijing 100071, PRC

Attention: Shilin Xun

Email:

with a copy (which shall not constitute notice) to:

Han Kun

20/F Kerry Plaza Tower 3, 1-1 Zhongxinsi Road

Futian District, Shenzhen 518048, Guangdong, PRC

Attention:     Cheng Zhang

                        Yuzhe Huang

Email:

and

Graubard Miller

405 Lexington Avenue, 44th Floor

New York, New York 10174

Attention:     David A. Miller

                       Jeffrey M. Gallant

                       Eric T. Schwartz

Email:

if to the SPAC, to:

TMT Acquisition Corp.

420 Lexington Avenue, Suite 2446

New York, New York 10170

A-66

Attention:Dajiang Guo, CEO

Email:

with, prior to the Closing, a copy (which shall not constitute notice) to:

The Crone Law Group

420 Lexington Avenue, Suite 2446

New York, New York 10170

Attention:     Tammara Fort

                        Samara Thomas

Email:

9.5              Headings. The headings contained in this Agreement are inserted for convenience only and shall not be considered in interpreting or construing any of the provisions contained in this Agreement.

9.6              Entire Agreement. This Agreement (including the Exhibits, the Disclosure Schedules, and Schedules hereto), the Confidentiality Agreement and the Transaction Documents constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the Parties with respect to such subject matter; except that this Agreement shall not supersede the terms and provisions of the Confidentiality Agreement, which shall survive and remain in effect until expiration or termination thereof in accordance with its respective terms.

9.7              Amendments and Waivers.

(a)               Any Party may, at any time prior to the Closing, by action taken by its board of directors, or officers thereunto duly authorized, waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document, certificate or writing delivered pursuant hereto and any of the terms or conditions of this Agreement or (without limiting Section 9.7(b)) agree to an amendment or modification to this Agreement by an agreement in writing executed in the same manner (but not necessarily by the same Persons) as this Agreement. No waiver by any of the Parties of any breach hereunder shall be deemed to extend to any prior or subsequent breach hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No waiver by any of the Parties of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the Party sought to be charged with such waiver.

(b)               This Agreement may be amended or modified, in whole or in part, only by a duly authorized agreement in writing executed by the Parties in the same manner (but not necessarily by the same Persons) as this Agreement, and which makes reference to this Agreement.

9.8              Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of the SPAC and the Company and any assignment without such consent shall be null and void; provided, that no such assignment shall relieve the assigning Party of its obligations hereunder.

A-67

9.9              Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

9.10          Specific Performance.

(a)               The Parties agree and acknowledge that the failure to perform under this Agreement will cause an actual, immediate and irreparable harm and injury and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms (including failing to take such actions as are required of them hereunder to consummate the Transactions) or were otherwise breached. Accordingly, it is agreed that, (i) each of the Parties shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief, each without proof of damages prior to the valid termination of this Agreement in accordance with Section 8.1, to prevent breaches or threatened breaches of this Agreement by any other Party and to specifically enforce the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled under this Agreement, and (ii) prior to the Closing or any termination of this Agreement in accordance with Section 8.1, damages shall be awarded only in a case where a court of competent jurisdiction shall have determined that, notwithstanding the Parties’ intention for specific performance to be the applicable remedy prior to termination or the Closing, such specific performance is not available or otherwise will not be granted as a remedy.

(b)               The Parties further agree that (i) by seeking the remedies provided for in this Section 9.10, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement, including monetary damages, subject to the terms hereof, (ii) nothing contained in this Section 9.10 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 9.10 before exercising any termination right under Section 8.1 (and pursuing damages after such termination), nor shall the commencement of any Action pursuant to this Section 9.10 or anything contained in this Section 9.10 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Section 8.1 or to pursue any other remedies under this Agreement that may be available then or thereafter; (iii) the right of specific enforcement is an integral part of the Transactions and without that right, none of the Parties would have entered into this Agreement; and (iv) no Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.10, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(c)               To the extent either party hereto brings any Action to enforce specifically the performance of the terms and provisions of this Agreement in accordance with this Section  9.10, the Outside Date shall automatically be extended by (i) the amount of time during which such Action is pending, plus twenty (20) Business Days, or (ii) such other time period established by the court presiding over such Action.

A-68

9.11          Severability. If any provision of this Agreement or any Transaction Document, or the application of any such provision to any Person or circumstance, shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.

9.12          Counterparts. This Agreement may be executed in two or more counterparts (including by electronic or .pdf transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of any signature page by facsimile, electronic or .pdf transmission shall be binding to the same extent as an original signature page.

9.13          Construction of Certain Terms and References; Captions. Unless the context of this Agreement otherwise requires:

(a)               The terms “Article,” “Section,” “Annex,” “Exhibit,” “Schedule,” and “Disclosure Schedule” refer to the specified Article, Section, Annex, Exhibit, Schedule or Disclosure Schedule of this Agreement and references to “paragraphs” or “clauses” shall be to separate paragraphs or clauses of the Section or subsection in which the reference occurs;

(b)               The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement;

(c)               Any use of the singular or plural, or the masculine, feminine, or neuter gender, includes the others, unless the context otherwise requires; “including” means “including without limitation;” “or” means “and/or;” “any” means “any one, more than one, or all;”

(d)               Any reference to any agreement (including this Agreement), instrument, or other document includes all schedules, exhibits, or other attachments referred to therein, and any reference to a statute or other law includes any rule, regulation, ordinance, or the like promulgated thereunder, in each case, as amended, restated, supplemented, or otherwise modified from time to time. Any reference to a numbered schedule means the same-numbered section of the disclosure schedule;

(e)               The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent. The Parties acknowledge that each Party and its attorney has reviewed and participated in the drafting of this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting Party, or any similar rule operating against the drafter of an agreement, shall not be applicable to the construction or interpretation of this Agreement;

A-69

(f)                Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day;

(g)               When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day;

(h)               All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP, unless the context otherwise requires;

(i)                 All monetary figures shall be in United States dollars unless otherwise specified; and

(j)                 The phrases “furnished,” “provided,” “delivered” or “made available” to a Party, or similar formulations, when used with respect to information or documents means that such information or documents have been (i) physically or electronically delivered directly to a Party’s legal counsel or financial advisors prior to such time or available to such Party (without material redactions) in the electronic data room hosted by the providing Party in connection with the Transactions. or (ii) are the SPAC SEC Filings and have been made publicly available on the SEC’s EDGAR website by the SPAC and, in each of clause (i) and (ii), not later than forty-eight (48) hours prior to the execution of this Agreement (and continuously available to such Party and its legal counsel and financial advisors through the date hereof).

9.14          Disclosure Schedules. The Company Disclosure Schedule and the SPAC Disclosure Schedule (each, a “Disclosure Schedule” and, collectively, the “Disclosure Schedules”) (including, in each case, any section thereof) referenced herein are a part of this Agreement as if fully set forth herein. All references herein to the Company Disclosure Schedule and the SPAC Disclosure Schedule (including, in each case, any section thereof) shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Certain information set forth in the Disclosure Schedules is included solely for informational purposes and may not be required to be disclosed pursuant to this Agreement. The disclosure of any information in any Disclosure Schedule shall not be deemed to constitute in itself an acknowledgment that such information is required to be disclosed in connection with this Agreement, nor shall such information be deemed to establish a standard of materiality.

Article X

DEFINITIONS

10.1          Definitions. For purposes of this Agreement, capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings set forth below:

A-70

“Action” means any notice of noncompliance or violation, or any claim, demand, charge, action, suit, litigation, audit, settlement, complaint, stipulation, assessment or arbitration, mediation or any subpoena (including any formal request for information), inquiry, hearing, proceeding or investigation, by or before any Governmental Authority.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

“Antitrust Laws” means the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, the HSR Act and all other applicable Laws issued by a Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

“Balance Sheet Date” means December 31, 2022.

“Benefit Plans” of any Person means any and all deferred compensation, executive compensation, incentive compensation, equity purchase or other equity-based compensation plan, severance or termination pay, holiday, vacation or other bonus plan or practice, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit sharing, pension, or retirement plan, program, agreement, commitment or arrangement, and each other employee benefit plan, program, agreement or arrangement, maintained or contributed to or required to be contributed to by a Person for the benefit of any employee or terminated employee of such Person, or with respect to which such Person has any Liability, whether direct or indirect, actual or contingent, whether formal or informal, and whether legally binding or not.

“Business Combination” has the meaning set forth in the SPAC’s Governing Documents as in effect on the date hereof.

“Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York or Cayman Islands are authorized to close for business, excluding as a result of “stay at home,” “shelter-in-place,” “non-essential employee” or any other similar Orders or restrictions or the closure of any physical branch locations at the direction of any Governmental Authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York and Cayman Islands are generally open for use by customers on such day.

“Cayman Companies Act” means the Companies Act (Revised) of the Cayman Islands.

“Cayman Registrar” means the Registrar of Companies of the Cayman Islands.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as amended. Reference to a specific section of the Code shall include such section and any valid Treasury Regulation promulgated thereunder.

“Company Disclosure Schedule” means the Disclosure Schedule delivered by the Company to SPAC on the date hereof and identified as such.

A-71

“Company Class A Ordinary Shares” means the class A ordinary shares of a par value of $0.00001 each in the share capital of the Company.

“Company Class B Ordinary Shares” means the class B ordinary shares of a par value of $0.00001 each in the share capital of the Company.

“Company Group Assets” means all rights, title and ownership interests in and to all properties, claims, Contracts, businesses, or assets (including goodwill), which constitute all of the interests in real and tangible personal property owned, leased or licensed by a Company Group member and are required for the continued operation of the Business as currently conducted, wherever located, of every kind, character and description, whether real, personal, or mixed, tangible or intangible, whether accrued, contingent or otherwise, in each case, whether or not recorded or reflected on the books and records or financial statements of any Person, which includes the Company Registered IP and Company IP.

“Company Material Adverse Effect” means, any Effect that (a) has had, or would reasonably be expected to have, individually or in the aggregate with any other Effects, a material adverse effect upon the Business, properties, assets, Liabilities, results of operations, or financial condition of the Company Group, taken as a whole; provided, that none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or would reasonably be expected to be, individually or in the aggregate, a Company Material Adverse Effect or purposes of this clause (a): (i) any general changes in the financial or securities markets or general economic or regulatory conditions, (including with respect to or as a result of any material worsening of the ongoing COVID-19 pandemic); (ii) any changes, conditions or effects that generally affect the industries in which the Company Group principally operates; (iii) changes in applicable Law or U.S. GAAP or, in each case, authoritative interpretations thereof; (iv) any changes resulting from any natural disaster, including any hurricane, storm, flood, tornado, volcanic eruption, earthquake, other weather-related events or other comparable events, or any worsening thereof; (v) any changes resulting from local, national or international political conditions, including the outbreak or escalation of any military conflict, declared or undeclared war, armed hostilities, acts of foreign or domestic terrorism or civil unrest, or (vi) any changes resulting from any epidemics, pandemics or disease (including COVID-19 or any COVID-19 Measures or any change in COVID-19 Measures following the date hereof) (vii) any failure in and of itself by the Company Group to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (provided, that the underlying cause of any such failure may be considered in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein); (viii) any changes directly resulting from the execution of this Agreement or the Transaction Documents or the announcement or the pendency of the Transactions but not the consummation of the Transactions contemplated hereunder, including actions of suppliers, landlords, distributors, partners or Governmental Authorities (provided, that this clause (viii) shall not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address, as applicable, the consequences resulting from the execution of this Agreement or the announcement or the pendency of the Merger), (ix) any changes resulting from any action required to be taken by the terms of this Agreement or at the explicit request or direction of the SPAC; provided, that in the case of or change referred to in clauses (i) - (vi) immediately above, there shall be no Company Material Adverse Effect unless such Effect disproportionately impacts the a member of the Company Group compared to other participants in the industries in which the Company Group conducts the Business, in which case the incremental disproportionate impact thereof shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur; or (b) has, or would reasonably be expected to, individually or in the aggregate, impair or delay the ability of the Company Group to timely perform its obligations hereunder, or to consummate the Transactions on a timely basis, including the Merger, or prevent it from performing such obligations or consummating the Transactions.

A-72

“Company Ordinary Shares” means, collectively, the Company Class A Ordinary Shares and the Company Class B Ordinary Shares.

“Company Registration Statement” means the registration statement on Form F-4 to be filed by the Company with the SEC (as amended and supplemented from time to time) to effect the registration under the Securities Act of the issuance of the Company Class A Ordinary Shares that will be issued to the holders of SPAC Ordinary Shares and SPAC Rights pursuant to the Merger.

“Company Share Rights” means all options, warrants, rights, or other securities (including debt instruments) to purchase, convert or exchange into Company Ordinary Shares.

“Company Warrants” means the warrants acquired pursuant to the Warrant Agreements entitling the holders thereof to purchase Company Class A Ordinary Shares at a purchase price of $0.00001 per full share in accordance with the Warrant Agreements.

“Confidentiality Agreement” means that certain Mutual Non-Disclosure Agreement, by and between the SPAC and Yipeng Huizhou, dated as of May 18, 2023.

“Consent” means any consent, approval, waiver, authorization or Permit of, or notice to or declaration or filing with any Governmental Authority or any other Person.

“Contracts” means all contracts, agreements, binding arrangements, bonds, notes, indentures, mortgages, debt instruments, purchase order, licenses (and all other contracts, agreements or binding arrangements concerning Intellectual Property), franchises, leases and other instruments or obligations of any kind, written or oral (including any amendments and other modifications thereto), excluding any Benefit Plan.

“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled,” “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing: (a) any other Person owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast ten percent (10%) or more of the votes for election of directors or equivalent governing authority of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a Person described in clause (a) above) of the Controlled Person; and (c) a Person shall be deemed to Control a spouse, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of such Person or a trust for the benefit of such Person or of which such Person is a trustee.

A-73

“Copyrights” means any works of authorship, mask works and all copyrights therein, including all renewals and extensions, copyright registrations and applications for registration and renewal, and non-registered copyrights.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, workplace safety or similar Law, directive, guidelines or recommendations promulgated by any industry group or any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act and Families First Coronavirus Response Act.

“Earnout Escrow Agreement” means that certain escrow agreement to be entered into with the Escrow Agent prior to the Closing and in a form reasonably agreed to by the Parties, which shall cover the treatment and release of the Earnout Shares.

“Effect” means any change, circumstance, fact, event, development, condition, occurrence, or effect.

“Entity” means any Person that is a legal entity; provided, that when used in reference to SPAC, “Entity” means the SPAC together with its Subsidiaries, taken as a whole.

“Environmental Law” means any Law relating to (a) pollution or protection of the environment (including air quality, surface water, groundwater, soils, subsurface strata, sediments, drinking water), natural resources, or human health and safety (to the extent related to exposure to Hazardous Materials or hazardous conditions) or (b) the exposure to, or the use, registration, management, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, Release, threatened Release, investigation, remediation, or disposal of Hazardous Materials.

“Escrow Agent” means Continental Stock Transfer & Trust Company.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Exchange Agent” means Continental Stock Transfer & Trust Company.

“Fraud Claim” means any claim based in whole or in part upon actual common law fraud, willful misconduct or intentional misrepresentation, with respect to the representations and warranties set forth in Article III or Article IV, as applicable, as qualified by the schedules.

A-74

“Fundamental Representations” means, (a) with respect to the Company and Merger Sub, the representations and warranties contained in Sections 3.1 (Organization), 3.2 (Due Authorization), 3.3 (Capitalization), 3.16 (Intellectual Property), 3.19 (Tax Matters), 3.24 (Employee Benefits) 3.25 (Environmental Matters) and 3.31 (Brokers’ Fees), and (b) with respect to the SPAC, Sections 4.1 (Organization), 4.2 (Due Authorization), 4.3 (Capital Stock and Other Matters), 4.11 (Brokers’ Fees).

“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Governing Documents” of an exempted company incorporated in the Cayman Islands are its memorandum and articles of association (as amended, restated, amended and restated or otherwise modified from time to time).

“Governmental Authority” means any United States or foreign federal, national, state, county, municipal, provincial, or local, or any transnational or supranational, government, any Person exercising executive, legislative, judicial, regulatory or administrative function of or pertaining to any such government or political subdivision thereof, including any regulatory, self-regulatory or quasi-regulatory authority, agency, commission, body, department or other instrumentality, and any court, arbitral body or tribunal of competent jurisdiction.

“Hazardous Material” means any waste, gas, liquid or other substance or material that is defined, listed or designated as a “hazardous substance,” “pollutant,” “contaminant,” “hazardous waste,” “regulated substance,” “hazardous chemical,” or “toxic chemical” (or by any similar term) under any Environmental Law, or any other material regulated, or that could result in the imposition of Liability, standards of care, or responsibility, under any Environmental Law, including petroleum and its by-products, asbestos, polychlorinated biphenyls, radon, mold, and urea formaldehyde insulation.

“Indebtedness” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (including the outstanding principal and accrued but unpaid interest), (b) all obligations for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (c) any other indebtedness of such Person that is evidenced by a note, bond, debenture, credit agreement or similar instrument, (d) all obligations of such Person under leases that should be classified as capital leases in accordance with U.S. GAAP, (e) all obligations of such Person for the reimbursement of any obligor on any line or letter of credit, banker’s acceptance, guarantee or similar credit transaction, in each case, that has been drawn or claimed against, (f) all obligations of such Person in respect of banker’s acceptances issued or created, (g) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (h) all obligations secured by an Lien on any property of such Person, (i) any premiums, prepayment fees or other penalties, fees, costs or expenses associated with payment of any Indebtedness of such Person and (j) all obligation described in clauses (a) through (i) above of any other Person which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

A-75

“Indemnification Escrow Agreement” means that certain escrow agreement to be entered into with the Escrow Agent, prior to the Closing in accordance with the terms of Section 2.13 and in a form reasonably agreed to by the Parties, which shall cover the treatment and release of the Indemnification Shares.

“Intellectual Property” means all of the following as they exist in any jurisdiction throughout the world: Patents, Trademarks, Copyrights, Trade Secrets, Internet Assets, Software and other intangible rights recognized as protectable intellectual property under the Laws of any country.

“Interests” means shares, partnership interests, limited liability company interests or any other equity interest in any Person that is an Entity.

“Internet Assets” means any and all domain name registrations, web sites and web addresses and related rights, items and documentation related thereto, and applications for registration therefor.

“Investment Company Act” means the U.S. Investment Company Act of 1940, as amended.

“IPO” means the initial public offering of the SPAC Units pursuant to the IPO Prospectus.

“IPO Prospectus” means the final prospectus of the SPAC, dated as of February 20, 2023, and filed with the SEC on February 20, 2023 (File No. 333-268188).

“Key Personnel” means each of the Persons listed on Schedule 10.1(a).

“Knowledge” or any other similar knowledge qualification, means (a) with respect to the Company Group, the actual or constructive knowledge of the persons set forth in Schedule 10.1(b)(ii) of the Company Disclosure Schedule, and (b) with respect to the SPAC, the actual or constructive knowledge of the persons set forth in Schedule 10.1(b)(ii).

“Law” means any federal, state, local, municipal, foreign or other law, statute, legislation, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, writ, injunction, Order or Consent that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liabilities” means any and all liabilities, Indebtedness, Actions or obligations of any nature (whether absolute, accrued, contingent or otherwise, whether known or unknown, whether direct or indirect, whether matured or unmatured, whether due or to become due and whether or not required to be recorded or reflected on a balance sheet under U.S. GAAP or other applicable accounting standards), including Tax liabilities due, except Transaction Expenses.

“Lien” means any mortgage, pledge, security interest, attachment, right of first refusal, option, proxy, voting trust, encumbrance, lien or charge (including any conditional sale or other title retention agreement or lease in the nature thereof), restriction (whether on voting, sale, transfer, disposition or otherwise), any subordination arrangement in favor of another Person, of any kind or nature whatsoever, or any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar Law, and any agreement to create any of the foregoing.

A-76

“Merger Consideration” means the Company Class A Ordinary Shares issuable to the holders of the SPAC Ordinary Shares and the SPAC Rights pursuant to Section 2.6.

“Merger Sub Class A Ordinary Shares” means the class A ordinary shares with par value of $0.0001 each in the share capital of Merger Sub.

“Merger Sub Class B Ordinary Shares” means the class B ordinary shares with par value of $0.0001 each in the share capital of Merger Sub.

“Merger Sub Ordinary Shares” means, collectively, the Merger Sub Class A Ordinary Shares and the Merger Sub Class B Ordinary Shares.

“NASDAQ” means the U.S. Nasdaq Global Market.

“ODI Filings” means the formalities and fillings of overseas direct investment of Chinese enterprises, including but not limited to fulfilling the filing, approval or registration procedures in the development and reform authorities, the competent commercial authorities, and foreign exchange administration authorities and competent banks authorized by such authorities.

“ODI Shareholders” means the Persons set forth on Schedule D, as the same may be amended by the Company not less than one (1) Business Day prior to the Closing Date.

“Order” means any order, decree, ruling, judgment, injunction, writ, determination, binding decision, verdict, or judicial award that is or has been made, entered, rendered, or otherwise put into effect by or under the authority of any Governmental Authority.

“Patents” means any patents, patent applications and the inventions, designs and improvements described and claimed therein, patentable inventions and other patent rights (including any divisionals, provisionals, continuations, continuations-in-part, substitutions or reissues thereof, whether or not patents are issued on any such applications and whether or not any such applications are amended, modified, withdrawn or refiled).

“PCAOB” means the U.S. Public Company Accounting Oversight Board (or any successor thereto).

“Permits” means all federal, state, local or foreign permits, grants, easements, Consents, approvals, authorizations, exemptions, licenses, franchises, concessions, ratifications, permissions, clearances, confirmations, endorsements, waivers, certifications, or registrations of any Governmental Authority.

A-77

“Permitted Liens” means (a) requirements and restrictions of zoning, licensing, permitting, building and other similar land-use Laws which are not violated by the present use or occupancy of the real property subject thereto; (b) Liens for Taxes or mechanics’, materialmen’s and similar Liens arising or incurred in the ordinary course of business consistent with past practice and with respect to any amounts, in each case (i) not yet due and payable or (ii) that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with U.S. GAAP; (b) other Liens imposed by operation of Law arising in the ordinary course of business for amounts which are not due and payable and as would not in the aggregate materially adversely affect the value of, or materially adversely interfere with the use of, the property subject thereto, (c) Liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the ordinary course of business, or pledges or deposits made in the ordinary course of business consistent with past practice in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, performance and return of money bonds and similar obligations; (d) liens arising under conditional sales Contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice to the extent not subject to any default; (e) pledges or deposits to secure public or statutory obligations unrelated to any default or violation of any Law; (f) with respect to any real property, (i) the interests and rights of the respective lessors with respect thereto, including any statutory landlord liens and any Lien on the lessor’s interest therein and (ii) any Liens encumbering the underlying fee title of the real property and as would not in the aggregate materially adversely affect the value of, or materially adversely interfere with the use of, such real property in the ordinary course operation of the Business as currently conducted thereon; (g) reversionary rights in favor of landlords under any real property leases with respect to any of the buildings or other improvements owned by the Company Group; (h) purchase money Liens and Liens securing rental payments under capital lease agreements; and (i) Liens arising under or created by this Agreement or any Transaction Document (other than as a result of a breach or default under such Contracts).

“Person” means any individual, state, trust or trustee on behalf of a trust, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other organization or Entity of any kind.

“Personal Information” means, with respect to any natural Person, such Person’s name, street address, telephone number, e-mail address, photograph, social security number, tax identification number, driver’s license number, passport number, credit card number, bank account number and other financial information, customer or account numbers, account access codes and passwords, any other information in any form or media that allows the identification of such Person or enables access to such Person’s financial information or that is defined as “personal data,” “personally identifiable information,” “personal information,” “protected information” or similar term under any and all similar and applicable Laws relating to privacy, security, data protection, data availability and destruction and data breach, including security incident notification.

“Personal Property” means any machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, parts and other tangible personal property.

A-78

“PRC Entity” means each of Yipeng Huizhou, Yipeng Ganzhou, and Yipeng Zibo.

“Proceeding” means any suit, proceeding, complaint, claim, charge, hearing, labor dispute or investigation before or by a Governmental Authority or an arbitrator.

“Proxy Statement” means the proxy statement to be mailed to the shareholders of the SPAC relating to the SPAC Shareholders Meeting, including any amendments or supplements thereto.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, or leaching into the indoor or outdoor environment, or into or out of any property.

“Remedial Action” means all actions to (i) clean up, remove, treat, or in any other way address any Hazardous Material, (ii) prevent the Release of any Hazardous Material so it does not endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care, or (iv) correct a condition of noncompliance with Environmental Laws.

“Representatives” means, as to any Person, such Person’s Affiliates and the respective managers, directors, officers, employees, independent contractors, consultants, advisors (including financial advisors, counsel and accountants), agents and other legal representatives of such Person or its Affiliates.

“Regulatory Authorizations” means any approvals, clearances, authorizations, registrations, certifications, licenses, exemptions and permits granted by any Governmental Authority.

“Requisite Regulatory Approvals” means all Regulatory Authorizations, Consents, clearances, orders, approvals, or expirations of applicable waiting periods set forth on Schedule 10.1(c).

“Rights Agreement” means the Rights Agreement dated as of March 27, 2023, between the SPAC and Continental Stock Transfer & Trust Company.

“SAFE” means the State Administration of Foreign Exchange of the PRC.

“SAFE Rules and Regulations” means, collectively, Circular 37 and any other applicable SAFE rules and regulations, as amended and supplemented from time to time.

“SEC” means the U.S. Securities and Exchange Commission (or any successor Governmental Authority).

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholders” means, collectively, the holders of Company Ordinary Shares.

A-79

“Software” means any computer software programs, including all source code, object code, and documentation related thereto and all software modules, tools and databases.

“SPAC Disclosure Schedule” means the Disclosure Schedule delivered by SPAC to the Company on the date hereof and identified as such.

“SPAC Material Adverse Effect” means any Effect that (a) has, or would reasonably be expected to have, individually or in the aggregate with any other Effects, a material adverse effect on the business, properties, assets, liabilities, or financial condition of the SPAC, taken as a whole; provided, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or would reasonably be expected to be, individually or in the aggregate, a SPAC Material Adverse Effect for purposes of this clause (a): (i) any general changes in the financial or securities markets or general economic or regulatory conditions, (including with respect to or as a result of any material worsening of the ongoing COVID-19 pandemic); (ii) any changes, conditions or effects that generally affect the industries in which the Company Group principally operates; (iii) changes in applicable Law or GAAP or, in each case, authoritative interpretations thereof; (iv) any changes resulting from any natural disaster, including any hurricane, storm, flood, tornado, volcanic eruption, earthquake, other weather-related events or other comparable events, or any worsening thereof; (v) any changes resulting from local, national or international political conditions, including the outbreak or escalation of any military conflict, declared or undeclared war, armed hostilities, acts of foreign or domestic terrorism or civil unrest, or (vi) any changes resulting from any epidemics, pandemics or disease (including COVID-19 or any COVID-19 Measures or any change in COVID-19 Measures following the date hereof) (vii) any failure in and of itself by the SPAC to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (provided, that the underlying cause of any such failure may be considered in determining whether a SPAC Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein); (viii) any changes directly resulting from the execution of this Agreement or the Transaction Documents or the announcement or the pendency of the Transactions but not the consummation of the Transactions contemplated hereunder, including actions of suppliers, landlords, distributors, partners or Governmental Authorities (provided, that this clause (viii) shall not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address, as applicable, the consequences resulting from the execution of this Agreement or the announcement or the pendency of the Merger), (ix) any changes resulting from any action required to be taken by the terms of this Agreement or at the explicit request or direction of the Company Group; provided, that in the case of or change referred to in clauses (i) - (vi) immediately above there shall be no SPAC Material Adverse Effect unless such Effect disproportionately impacts the SPAC compared to other participants in the industries in which the SPAC conducts the Business, in which case the incremental disproportionate impact thereof shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur; or (b) has, or would reasonably be expected to, individually or in the aggregate, impair or delay the ability of the SPAC to timely perform its obligations hereunder, or to consummate the Transactions on a timely basis, including the Merger, or prevent it from performing such obligations or consummating the Transactions. Notwithstanding the foregoing, with respect to the SPAC, the amount of the SPAC Share Redemptions (or any redemption in connection with an Extension, if any) or the failure to obtain the SPAC Shareholder Approval shall not be deemed to be a Material Adverse Effect on or with respect to the SPAC.

A-80

“SPAC Ordinary Shares” means the ordinary shares with par value of $0.0001 each of the SPAC.

“SPAC Rights” means the issued and outstanding rights to receive two-tenths of one SPAC Ordinary Share, issued pursuant to the Rights Agreement, dated March 27, 2023, between the SPAC and Continental Stock Transfer & Trust Company.

“SPAC Share Redemption” means the election of an eligible holder of SPAC Ordinary Shares (as determined in accordance with SPAC’s Governing Documents) to redeem all or a portion of the SPAC Ordinary Shares held by such holder at a per-share price, payable in cash, equal to the pro rata share of the aggregate amount on deposit in the Trust Account (including any interest earned on the funds held in the Trust Account) represented by such redeemed shares (as determined in accordance with the SPAC’s Governing Documents and the Trust Agreement, as such may be amended to effect a SPAC Share Redemption).

“SPAC Shareholder Approval” means the approval of (a) the Transaction Proposal identified in clause (E) of Section 5.4(e)(ii) by a special resolution under the Cayman Companies Act (being the affirmative vote of the holders of at least two-thirds (2/3) of such SPAC Shareholders who, being present and entitled to vote at the SPAC Shareholders Meeting, vote at the SPAC Shareholders Meeting), (b) the Transaction Proposal identified in clauses (A), (B), (C), (D) and (F) of Section 5.4(e)(ii) by an ordinary resolution under the Cayman Companies Act (being the affirmative vote of the holders of a majority of such SPAC Shareholders who, being present and entitled to vote at the SPAC Shareholders Meeting, vote at the SPAC Shareholders Meeting) and (c) the remaining Transaction Proposals identified in Section 5.4(e)(ii), in each case, by an affirmative vote of the number of holders of SPAC Ordinary Shares required to approve such Transaction Proposals under applicable Law and the Governing Documents of the SPAC.

“SPAC Shareholders” means holders of SPAC Ordinary Shares.

“SPAC Units” means the units issued in the IPO (including overallotment units acquired by the SPAC’s underwriter) consisting of one (1) SPAC Ordinary Share and one (1) SPAC Right.

“Sponsor” means 2TM Holding LP, a Delaware limited partnership in its capacity as sponsor of the SPAC.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons will be allocated a majority of partnership, association or other business entity gains or losses or will be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity. A Subsidiary of a Person will also include any variable interest entity which is consolidated with such Person under applicable accounting rules.

A-81

“Tax” or “Taxes” means any and all federal, state, provincial, territorial, local, foreign and other net income tax, alternative or add-on minimum tax, franchise tax, gross income, adjusted gross income or gross receipts tax, employment related tax (including employee withholding or employer payroll tax) ad valorem, transfer, franchise, license, excise, severance, stamp, occupation, premium, personal property, real property, escheat or unclaimed property, capital stock, profits, disability, registration, value added, estimated, customs duties, and sales or use tax, or other tax or like assessment or charge of any kind whatsoever imposed by a Governmental Authority in the nature of a tax, together with any interest, penalty, addition to tax or additional amount imposed with respect thereto by a Governmental Authority, whether disputed or not, and including any secondary Liability for any of the aforementioned.

“Tax Return” means any return, declaration, report, claim for refund, information return, or similar documents, and any amendment thereto, (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes or the administration of any Laws or administrative requirements relating to any Taxes.

“Trade Secrets” means any trade secrets, confidential business information, concepts, ideas, designs, research or development information, processes, procedures, techniques, technical information, specifications, operating and maintenance manuals, engineering drawings, methods, know-how, data, mask works, discoveries, inventions, modifications, extensions, improvements, and other proprietary rights (whether or not patentable or subject to copyright, trademark, or trade secret protection).

“Trademarks” means any trademarks, service marks, trade dress, trade names, brand names, internet domain names, designs, logos, or corporate names (including, in each case, the goodwill associated therewith), whether registered or unregistered, and all registrations and applications for registration and renewal thereof.

“Transactions” shall mean the Merger and the other transactions contemplated by this Agreement and the Transaction Documents.

“Transaction Documents” means each agreement, instrument or document attached hereto as an Exhibit, and the other agreements, certificates, and instruments to be executed or delivered by any of the Parties hereto in connection with or pursuant to this Agreement.

“Transaction Expenses” means, with regard to a Party, all fees and expenses of any of such Party incurred or payable as of the Closing and not paid prior to the Closing (i) in connection with the consummation of the transactions contemplated hereby, including any amounts payable for director’s and officers’ liability insurance “tail” policies, or to professionals (including investment bankers, brokers, finders, attorneys, accountants and other consultants and advisors) retained by or on behalf of such Party, (ii) any change in control bonus, transaction bonus, retention bonus, termination or severance payment or payment relating to terminated options, warrants or other equity appreciation, phantom equity, profit participation or similar rights, in any case, to be made to any current or former employee, independent contractor, director or officer of any Company Group member at or after the Closing pursuant to any agreement to which any Company Group member is a party prior to the Closing which become payable (including if subject to continued employment) as a result of the execution of this Agreement or the consummation of the Transactions, and (iii) any sales, use, real property transfer, stamp, stock transfer or other similar transfer Taxes imposed on the Company, Merger Sub or the SPAC in connection with the Transactions.

A-82

“Transaction Process” means all matters relating to the review of strategic alternatives with respect to the Company Group, including matters relating to (a) the solicitation of proposals from and negotiations with third parties in connection with the disposition or sale of the Company Group or (b) the drafting, negotiation or interpretation of any of the provisions of this Agreement or the other Transaction Documents.

“Treasury Regulations” means the final or temporary regulations promulgated by the U.S. Department of the Treasury under the Code.

“Trust Account” means the segregated trust account established and governed by the Trust Agreement.

“Subsidiary” means, with respect to any Person, a corporation or other entity of which more than 50% of the voting power of the equity securities or Interests that by their terms have ordinary voting power to elect a majority of the board of directors or other similar body is owned or controlled, directly or indirectly, by such Person, or any organization of which such Person or any of its Subsidiaries is, directly or indirectly, a general partner or managing member or holds a similar role.

“U.S.” or “United States” means and refers to the United States of America.

“U.S GAAP” means generally accepted accounting principles as in effect in the United States of America.

“Warrant Agreements” mean those certain warrant purchase agreements listed on Schedule 10.1(d).

A-83

Cross References

Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
A&R Memorandum and Articles of Association	Section 1.8(b)
Acquisition Proposal	Section 5.7
Agreement	Preamble
Amended and Restated Sponsor Support Agreement	Recitals
Amended and Restated Voting Agreement	Recitals
Business	Recitals
Closing	Section 1.1
Closing Date	Section 1.1
Company	Preamble
Company Benefit Plan	Section 3.23(b)
Company Financials	Section 3.11(a)
Company Group	Section 3.1
Company IP	Section 3.17(a)
Company Permits	Section 3.15
Company Real Property Leases	Section 3.19
Company Registered IP	Section 3.17(a)
Company Shareholder Approval	Section 5.13
D&O Indemnitees	Section 5.21
Disclosure Schedules	Section 9.14
Dissenting Share	Section 2.9(a)
Dissenting Shareholder	Section 2.9(a)
Earnout	Section 1.4(a)
Earnout Shares	Section 1.4(a)
Effective Time	Section 2.1
Environmental Permits	Section 3.24
Equity Incentive Plan	Section 5.16
Expiration Date	Section 7.1
Expiration Dates	Section 7.1
Excluded Shares	Section 2.6(b)
Extension	Section 5.15
Extension Payment	Section 5.15
HKCo	Recitals
Indemnification Shares	Section 1.6(a)
Intended Tax Treatment	Section 2.4
Interim Period	Section 5.1
Investment	Section 4.3(e)
JOBS Act	Section 4.6(a)
Merger	Recitals
Merger Sub	Preamble
Outside Date	Section 8.1(b)
Party	Preamble
PIPE Closing Date	Recitals
PIPE Financing	Recitals
PIPE Investors	Recitals

A-84

Term	Section
PIPE Shares	Recitals
Plan of Merger	Section 2.1
PRC	Recitals
PRC Establishment Documents	Section 3.7(c)
Registration Rights Agreement	Recitals
Related Person	Section 3.25
Remedies Exception	Section 3.2
SEC	Section 3.11(a)
SPAC	Preamble
SPAC Board	Section 1.2(b)
SPAC Board Recommendation	Section 5.4(e)(ii)
SPAC Ordinary Shares	Recitals
SPAC Financial Statements	Section 4.6(d)
SPAC SEC Filings	Section 4.13
SPAC Securities	Section 4.3(a)
SPAC Shareholders Meeting	Section 5.4(e)(i)
SPAC Units	Recitals
Subscription Agreements	Recitals
Subsequent Audited Financial Statements	Section 5.14(a)
Subsequent Period Financial Statements	Section 5.14(a)
Subsequent Unaudited Financial Statements	Section 5.14(a)
Supporting Shareholder	Recitals
Surviving Company	Section 2.1
Surviving Company M&A	Section 2.3(a)
Tax-Free Status	Section 5.3(a)
TMT Merger Sub	Recitals
Top Customers	Section 3.27
Top Suppliers	Section 3.27
Transaction Proposals	Section 5.4(e)(ii)
Trust Account Released Claims	Section 9.2
Trust Agreement	Section 4.14
Trustee	Section 4.14
WFOE	Recitals
Yipeng Huizhou	Recitals

[Signature page follows.]

A-85

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ELONG POWER HOLDING LIMITED

By:	/s/ Xiaodan Liu
Name:	Xiaodan Liu
Title:	Director
ELONG POWER INC.

By:	/s/ Xiaodan Liu
Name:	Xiaodan Liu
Title:	Director

TMT ACQUISITION CORP

By:	/s/ Dajiang Guo
Name:	Dajiang Guo
Title:	Chief Executive Officer

[Signature Page to Amended and Restated Agreement and Plan of Merger]

Annex B-1

PLAN OF MERGER

THIS PLAN OF MERGER is made on [●] between:

(1)	TMT Acquisition Corp, an exempted company incorporated under the laws of the Cayman Islands with company number 378229 with its registered office situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the Surviving Company or the SPAC); and

(2)	ELong Power Inc., an exempted company incorporated under the laws of the Cayman Islands with company number 406410 with its registered office situated at the office of Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman KY1-1002, Cayman Islands (the Merging Company, and together with the Surviving Company, the Constituent Companies).

BACKGROUND:

(A)	The SPAC, Elong Power Holding Limited and the Merging Company have entered into an amended and restated agreement and plan of merger dated as of 29 February 2024 (the Merger Agreement), pursuant to which, among other things, the Merging Company will merge with and into the SPAC, with the SPAC being the surviving company (the Merger) in accordance with the terms and conditions set forth therein. A copy of the Merger Agreement is attached as Annexure 1 to this Plan of Merger.

(B)	This Plan of Merger is made pursuant to provisions of Part XVI of the Companies Act (Revised) of the Cayman Islands (the Companies Act).

IT IS AGREED as follows:

1	Definitions and Interpretation

1.1	Terms not otherwise defined in this Plan of Merger shall have the meanings given to them under the Merger Agreement.

1.2	In this Plan of Merger:

(a)	Company Class A Ordinary Shares means the class A ordinary shares of a par value of US$0.00001 each in the share capital of Elong Power Holding Limited, a Cayman Islands exempted company;

(b)	Dissenting Shares means each SPAC Ordinary Share owned by holders of SPAC Ordinary Shares who have validly exercised and not effectively withdrawn or lost their rights to dissent from the Merger pursuant to section 238 of the Cayman Companies Act;

(c)	Effective Time has the meaning given to such term under paragraph 6.1 in this Plan of Merger;

(d)	Excluded Shares means all SPAC Ordinary Shares that are owned by the SPAC (as treasury shares or otherwise) or any of its direct or indirect Subsidiaries as of immediately prior to the Effective Time;

(e)	Merger Sub Class A Ordinary Shares means the class A ordinary shares of a par value of US$0.0001 each in the share capital of Merging Company;

(f)	Rights Agreement means the Rights Agreement dated as of March 27, 2023, between the SPAC and Continental Stock Transfer & Trust Company;

(g)	SPAC Ordinary Shares means the ordinary shares with par value of US$0.0001 each of the SPAC;

(h)	SPAC Rights means the issued and outstanding rights to receive two-tenths (2/10) of one SPAC Ordinary Share, issued pursuant to the Rights Agreement, dated March 27, 2023, between the SPAC and Continental Stock Transfer & Trust Company; and

(i)	SPAC Units means the units issued in the IPO (including overallotment units acquired by the SPAC’s underwriter) consisting of one (1) SPAC Ordinary Share and one (1) SPAC Right.

2	Constituent Companies

2.1	The Merging Company and the Surviving Company are the constituent companies.

3	Name of Surviving Company

3.1	The Surviving Company shall be the surviving company and the name of the surviving company shall remain as ‘TMT Acquisition Corp’.

4	Registered Office

4.1	The registered office of the Surviving Company is at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.

4.2	The registered office of the Merging Company is at the office of Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman KY1-1002, Cayman Islands.

5	Authorised and Issued Share Capital

5.1	Immediately prior to the Effective Time, the authorised share capital of SPAC is US$15,100 divided into 1,000,000 preference shares of par value US$0.0001 each and 150,000,000 ordinary shares of par value US$0.0001 each, of which [●] ordinary shares and no preference share are in issue and outstanding as at the date hereof.

5.2	Immediately prior to the Effective Time, the authorised share capital of the Merging Company is US$50,000 divided into 500,000,000 shares of a par value of US$0.0001 each, consisting of 400,000,000 class A ordinary shares of a par value of US$0.0001 each and 100,000,000 class B ordinary shares of a par value of US$0.0001 each, of which one (1) class A ordinary share is in issue and outstanding as at the date hereof.

5.3	At the Effective Time, the authorised share capital of the Surviving Company will be US$15,100 divided into 1,000,000 preference shares of par value US$0.0001 each and 150,000,000 ordinary shares of par value US$0.0001 each.

2

6	Effective Time

6.1	In accordance with section 233(13) of the Companies Act, the Merger shall take effect on the date this Plan of Merger is registered by the Registrar of Companies of the Cayman Islands (the Effective Time).

7	Terms of Merger

7.1	The terms and conditions of the Merger, including the manner and basis of converting shares in each Constituent Company into shares in the Surviving Company or into other property, are set out in the Merger Agreement. In particular, at the Effective Time, and in accordance with the terms and conditions of the Merger:

(a)	each SPAC Ordinary Share issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares), including the SPAC Ordinary Shares issued in the PIPE Financing, will be automatically cancelled and extinguished and converted into the right to receive one (1) Company Class A Ordinary Share, which shall be issued pursuant to section 2.7(a) of the Merger Agreement;

(b)	the SPAC Rights issued and outstanding immediately prior to the Effective Time will each convert in accordance with their terms into the two-tenths (2/10) of one (1) SPAC Ordinary Share that the holders thereof would have been entitled to receive pursuant to the Rights Agreement, and then further converted into the right to receive two-tenths (2/10) of one (1) Company Class A Ordinary Share, which shall be issued pursuant to section 2.7(a) of the Merger Agreement;

(c)	the SPAC Units issued and outstanding immediately prior to the Effective Time will be automatically and mandatorily separated into their component parts and each SPAC Ordinary Share and SPAC Right included within the SPAC Units will thereafter be automatically cancelled, extinguished and converted into Company Class A Ordinary Shares pursuant to the foregoing subsections 2.6(a)(i) and 2.6(a)(ii) of the Merger Agreement;

(d)	all Excluded Shares shall be automatically cancelled, surrendered (if applicable) and extinguished without any conversion or consideration delivered in exchange thereof;

(e)	each Dissenting Share issued and outstanding immediately prior to the Effective Time held by a Dissenting Shareholder shall be cancelled and cease to exist in accordance with section 2.9 of the Merger Agreement and shall thereafter represent only the right to be paid the fair value of such Dissenting Share and such other rights arising pursuant to section 238 of the Cayman Companies Act; and

(f)	the one (1) Merger Sub Class A Ordinary Share that is issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without further action on the part of the sole shareholder of Merging Company, be converted into and become one (1) ordinary share of the Surviving Company.

8	Rights and Restrictions of Shares

8.1	At the Effective Time, the rights and restrictions attaching to the shares of the Surviving Company shall be as set out in the Memorandum and Articles of the Surviving Company (as defined below).

3

9	Memorandum and Articles

9.1	At the Effective Time, the memorandum and articles of association of the Surviving Company shall be amended and restated by their deletion in their entirety and substitution in their place of the fourth amended and restated memorandum and articles of association of the Surviving Company in the form attached as Annexure 2 hereto (the Memorandum and Articles of the Surviving Company).

10	Property

10.1	At the Effective Time, the rights, property of every description including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of the Constituent Companies shall immediately vest in the Surviving Company which shall be liable for and subject, in the same manner as the Constituent Companies, to all mortgages, charges or security interest and all contracts, obligations, claims, debts and liabilities of each Constituent Companies, all as more particularly described in the Merger Agreement.

11	Director of the Surviving Company

11.1	The name and address of the sole director of the Surviving Company is:

(a)	LIU Xiaodan of No.501, Gate 1, Building 4, No. 6, Fucheng Road, Haidian District, Beijing, China.

12	Director Benefits

12.1	No amounts or benefits have been paid, or shall be payable to any director of the Constituent Companies in connection with the Merger, other than by reason of their ownership of the shares or other equity securities in the Company in issue and outstanding immediately prior to the Effective Time.

13	Secured Creditors

13.1	The Surviving Company has no secured creditors and has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

13.2	The Merging Company has no secured creditors and has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

14	Approval and Authorisation

14.1	This Plan of Merger has been approved by the board of directors of the Surviving Company and the sole director of the Merging Company pursuant to section 233(3) of the Companies Act.

14.2	This Plan of Merger has been approved by the shareholders of the Surviving Company and the sole shareholder of the Merging Company pursuant to section 233(6) of the Companies Act.

4

15	Variation

15.1	At any time prior to the Effective Time, this Plan of Merger may be amended by the boards of directors of the Surviving Company and the sole director of the Merging Company to:

(a)	change the Effective Time provided that such changed date shall not be a date earlier than the date on which this Plan of Merger is registered by the Registrar of Companies of the Cayman Islands or later than the ninetieth (90th) day after the date of such; and

(b)	effect any other changes to this Plan of Merger as the Merger Agreement or this Plan of Merger may expressly authorise the boards of directors of the Surviving Company and the sole director of the Merging Company to effect in their discretion.

16	Right of Termination

16.1	At any time prior to the Effective Time, this Plan of Merger may be terminated by the boards of directors of the Surviving Company and the sole director of the Merging Company pursuant to the terms and conditions of the Merger Agreement.

17	Governing Law

17.1	This Plan of Merger shall be governed by and construed in accordance with the laws of the Cayman Islands. The Constituent Companies hereby agree to submit any dispute arising from this Plan of Merger to the exclusive jurisdiction of the courts of the Cayman Islands.

18	Counterparts

18.1	This Plan of Merger may be executed in counterparts by facsimile and in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature page to follow]

5

In witness whereof the parties hereto have caused this Plan of Merger to be executed on the day and year first above written.

Signed for and on behalf of:
TMT Acquisition Corp

By:
Title:
Duly authorised signatory

Signed for and on behalf of:
ELong Power Inc.

By:
Title:
Duly authorised signatory

Annexure 1

Merger Agreement

Annexure 2

Memorandum and Articles of the Surviving Company

Annex B-2

Companies Act (revised)

Company Limited by Shares

FOURTH AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

TMT ACQUISITION CORP

Adopted by special resolution dated [●]

[182898.00001]

Companies Act (Revised)

Company Limited by Shares

Fourth Amended and Restated

Memorandum of Association

of

TMT Acquisition Corp

Adopted by special resolution on [●]

1	The name of the Company is TMT Acquisition Corp.

2	The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, or at such other place in the Cayman Islands as the directors may at any time decide.

3	The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4	The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5	Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)	the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)	insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised);or

(c)	the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

6	The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7	The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8	The share capital of the Company is US$15,100 divided into 1,000,000 Preference Shares of par value US$0.0001 each and 150,000,000 Ordinary Shares of par value US$0.0001 each. Subject to the Companies Act (Revised) and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)	to redeem or repurchase any of its shares; and

(b)	to increase or reduce its capital; and

(c)	to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)	with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)	subject to any limitations or restrictions

and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or

(d)	to alter any of those rights, privileges, conditions, limitations or restrictions.

9	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Companies Act (revised)

Company Limited by ShareS

FOURTH Amended and Restated

articles of Association

of

TMT ACQUISITION CORP

Adopted by special resolution on [●]

contents

1	Definitions, interpretation and exclusion of Table A	1
	Definitions	1
	Interpretation	3
	Exclusion of Table A articles	4
2	Shares	4
	Power to issue Shares and options, with or without special rights	4
	Power to issue fractions of a Share	4
	Power to pay commissions and brokerage fees	4
	Trusts not recognised	4
	Power to vary class rights	5
	Effect of new Share issue on existing class rights	5
	Capital contributions without issue of further Shares	5
	No bearer Shares or warrants	6
	Treasury Shares	6
	Rights attaching to Treasury Shares and related matters	6
3	Share certificates	7
	Issue of share certificates	7
	Renewal of lost or damaged share certificates	8
4	Lien on Shares	8
	Nature and scope of lien	8
	Company may sell Shares to satisfy lien	8
	Authority to execute instrument of transfer	9
	Consequences of sale of Shares to satisfy lien	9
	Application of proceeds of sale	9
5	Calls on Shares and forfeiture	9
	Power to make calls and effect of calls	9
	Time when call made	10
	Liability of joint holders	10
	Interest on unpaid calls	10
	Deemed calls	10
	Power to accept early payment	10
	Power to make different arrangements at time of issue of Shares	10
	Notice of default	10
	Forfeiture or surrender of Shares	11
	Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender	11
	Effect of forfeiture or surrender on former Member	11

	Evidence of forfeiture or surrender	12
	Sale of forfeited or surrendered Shares	12
6	Transfer of Shares	12
	Form of transfer	12
	Power to refuse registration	12
	Notice of refusal to register	12
	Power to suspend registration	12
	Fee, if any, payable for registration	12
	Company may retain instrument of transfer	13
7	Transmission of Shares	13
	Persons entitled on death of a Member	13
	Registration of transfer of a Share following death or bankruptcy	13
	Indemnity	13
	Rights of person entitled to a Share following death or bankruptcy	14
8	Alteration of capital	14
	Increasing, consolidating, converting, dividing and cancelling share capital	14
	Dealing with fractions resulting from consolidation of Shares	14
	Reducing share capital	15
9	Redemption and purchase of own Shares	15
	Power to issue redeemable Shares and to purchase own Shares	15
	Repurchase of subscriber share	15
	Power to pay for redemption or purchase in cash or in specie	15
	Effect of redemption or purchase of a Share	15
10	Meetings of Members	16
	Power to call meetings	16
	Content of notice	16
	Period of notice	17
	Persons entitled to receive notice	17
	Publication of notice on a website	17
	Time a website notice is deemed to be given	18
	Required duration of publication on a website	18
	Accidental omission to give notice or non-receipt of notice	18
11	Proceedings at meetings of Members	18
	Quorum	18
	Lack of quorum	18
	Use of technology	19
	Chairman	19
	Right of a director to attend and speak	19

	Adjournment	19
	Method of voting	19
	Outcome of vote by show of hands	19
	Withdrawal of demand for a poll	20
	Taking of a poll	20
	Chairman’s casting vote	20
	Amendments to resolutions	20
	Written resolutions	21
	Sole-member company	21
12	Voting rights of Members	21
	Right to vote	21
	Rights of joint holders	22
	Representation of corporate Members	22
	Member with mental disorder	22
	Objections to admissibility of votes	22
	Form of proxy	22
	How and when proxy is to be delivered	23
	Voting by proxy	24
13	Number of directors	24
14	Appointment, disqualification and removal of directors	24
	First directors	24
	No age limit	24
	Corporate directors	24
	No shareholding qualification	24
	Appointment of directors	25
	Removal of directors	25
	Resignation of directors	25
	Termination of the office of director	25
15	Alternate directors	26
	Appointment and removal	26
	Notices	26
	Rights of alternate director	27
	Appointment ceases when the appointor ceases to be a director	27
	Status of alternate director	27
	Status of the director making the appointment	27
16	Powers of directors	27
	Powers of directors	28
	Appointments to office	28

	Remuneration	28
	Disclosure of information	29
17	Delegation of Powers	29
	Power to delegate any of the directors’ powers to a committee	29
	Power to appoint an agent of the Company	29
	Power to appoint an attorney or authorised signatory of the Company	29
	Power to appoint a proxy	30
18	Meetings of directors	30
	Regulation of directors’ meetings	30
	Calling meetings	30
	Notice of meetings	30
	Period of notice	30
	Use of technology	31
	Place of meetings	31
	Quorum	31
	Voting	31
	Validity	31
	Recording of dissent	31
	Written resolutions	31
	Sole director’s minute	32
19	Permissible directors’ interests and disclosure	32
	Permissible interests subject to disclosure	32
	Notification of interests	32
	Voting where a director is interested in a matter	33
20	Minutes	33
21	Accounts and audit	33
	Accounting and other records	33
	No automatic right of inspection	33
	Sending of accounts and reports	33
	Time of receipt if documents are published on a website	34
	Validity despite accidental error in publication on website	34
	When accounts are to be audited	34
22	Financial year	34
23	Record dates	34
24	Dividends	34
	Declaration of dividends by Members	34
	Payment of interim dividends and declaration of final dividends by directors	35

	Apportionment of dividends	35
	Right of set off	35
	Power to pay other than in cash	36
	How payments may be made	36
	Dividends or other moneys not to bear interest in absence of special rights	36
	Dividends unable to be paid or unclaimed	36
25	Capitalisation of profits	37
	Capitalisation of profits or of any share premium account or capital redemption reserve	37
	Applying an amount for the benefit of members	37
26	Share premium account	37
	Directors to maintain share premium account	37
	Debits to share premium account	37
27	Seal	38
	Company seal	38
	Duplicate seal	38
	When and how seal is to be used	38
	If no seal is adopted or used	38
	Power to allow non-manual signatures and facsimile printing of seal	38
	Validity of execution	38
28	Indemnity	39
	Indemnity	39
	Release	39
	Insurance	39
29	Notices	39
	Form of notices	40
	Electronic communications	40
	Persons authorised to give notices	40
	Delivery of written notices	40
	Joint holders	41
	Signatures	41
	Evidence of transmission	41
	Giving notice to a deceased or bankrupt Member	41
	Date of giving notices	42
	Saving provision	42
30	Authentication of Electronic Records	42
	Application of Articles	42
	Authentication of documents sent by Members by Electronic means	42
	Authentication of document sent by the Secretary or Officers of the Company by Electronic means	43
	Manner of signing	43
	Saving provision	43
31	Transfer by way of continuation	43
32	Winding Up	44
	Distribution of assets in specie	44
	No obligation to accept liability	44
	The directors are authorised to present a winding up petition	44
33	Amendment of Memorandum and Articles	44
	Power to change name or amend Memorandum	44
	Power to amend these Articles	44

Companies Act (Revised)

Company Limited by Shares

Fourth Amended and Restated

Articles of Association

of

TMT Acquisition Corp

Adopted by special resolution on [●]

1.	Definitions, interpretation and exclusion of Table A

Definitions

1.1	In these Articles, the following definitions apply:

Act means the Companies Act (Revised);

Articles means, as appropriate:

(a)	these Articles of Association as amended from time to time: or

(b)	two or more particular Articles of these Articles;

and Article refers to a particular Article of these Articles.

Business Day means a day other than a public holiday in the place where the Company’s registered office is located, a Saturday or a Sunday;

Clear Days, in relation a period of notice, means that period excluding:

(a)	the day when the notice is given or deemed to be given; and

(b)	the day for which it is given or on which it is to take effect;

Company means the above-named company;

Default Rate means 10% (ten per cent) per annum;

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised);

Electronic Communication Facilities means video, video-conferencing, internet or online conferencing applications, telephone or tele-conferencing and/or any other video-communications, internet or online conferencing application or telecommunications facilities by means of which all persons participating in a meeting are capable of hearing and being heard by each other;

1

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised);

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised);

Fully Paid and Paid Up:

(a)	in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth;

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth;

Islands means the British Overseas Territory of the Cayman Islands;

Member means any person or persons entered on the register of members from time to time as the holder of a Share;

Memorandum means the Memorandum of Association of the Company as amended from time to time;

Officer means a person appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator, but does not include the Secretary;

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote. The expression also includes a unanimous written resolution;

Ordinary Share means an ordinary share of a par value of US$0.0001 in the share capital of the Company;

Preference Share means a preference share of a par value of US$0.0001 in the share capital of the Company;

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary;

Share means an Ordinary Share or a Preference Share in the share capital of the Company; and the expression:

(a)	includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)	where the context permits, also includes a fraction of a share;

Special Resolution has the meaning given to that term in the Act; and the expression includes a unanimous written resolution;

Treasury Shares means Shares of the Company held in treasury pursuant to the Act and Article 2.12; and

2

Virtual Meeting means any general meeting of the Members at which the Members (and any other permitted participants of such meeting, including without limitation the chairman of the meeting and any Directors) are permitted to attend and participate solely by means of Electronic Communication Facilities.

Interpretation

1.2	In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)	A reference in these Articles to a statute is a reference to a statute of the Islands as known by its short title, and includes:

(i)	any statutory modification, amendment or re-enactment; and

(ii)	any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

(b)	Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)	If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d)	A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)	A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)	Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)	All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)	The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)	The words including, include and in particular or any similar expression are to be construed without limitation.

(j)	The term “present” means, in respect of any person attending a meeting, such person’s presence at a general meeting of Members (or any meeting of the holders of any class of Shares), which may be satisfied by means of such person or, if a corporation or other non-natural person, its duly authorized representative (or, in the case of any Member, a proxy which has been validly appointed by such Member in accordance with these Articles), being: (a) physically present at the meeting; or (b) in the case of any meeting at which Electronic Communication Facilities are permitted in accordance with these Articles, including any Virtual Meeting, connected by means of the use of such Electronic Communication Facilities.

3

Exclusion of Table A articles

1.3	The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2.	Shares

Power to issue Shares and options, with or without special rights

2.1	Subject to the provisions of the Act and the Articles about the redemption and purchase of the Company’s own Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), grant options over or otherwise deal with any unissued Shares of the Company to such persons, at such times and on such terms and conditions as they may decide. No Share may be issued at a discount except in accordance with the provisions of the Act.

2.2	Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)	either at a premium or at par;

(b)	with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

Power to issue fractions of a Share

2.3	Subject to the Act, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Power to pay commissions and brokerage fees

2.4	The Company may pay a commission to any person in consideration of that person:

(a)	subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)	procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares in the Company. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another.

2.5	The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

2.6	Except as required by law:

(a)	no person shall be recognised by the Company as holding any Share on any trust; and

(b)	no person other than the Member shall be recognised by the Company as having any right in a Share.

4

Power to vary class rights

2.7	If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)	the Members holding two thirds or whatever is the defined percentage for a Special Resolution of the issued Shares of that class consent in writing to the variation; or

(b)	the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

2.8	For the purpose of paragraph 2.7(b), all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:

(a)	the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and

(b)	any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, may demand a poll.

Effect of new Share issue on existing class rights

2.9	Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class. For the avoidance of doubt, the creation, designation or issuance of any Preference Shares with rights and privileges ranking in priority to any existing class of Shares pursuant to Article 2.17 shall not be deemed to be a variation of the rights of such existing class.

Capital contributions without issue of further Shares

2.10	With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)	It shall be treated as if it were a share premium.

(b)	Unless the Member agrees otherwise:

(i)	if the Member holds Shares in a single class of Shares - it shall be credited to the share premium account for that class of Shares;

(ii)	if the Member holds Shares of more than one class - it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

(c)	It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

5

No bearer Shares or warrants

2.11	The Company shall not issue Shares or warrants to bearers.

Treasury Shares

2.12	Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)	the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)	the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Rights attaching to Treasury Shares and related matters

2.13	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share.

2.14	The Company shall be entered in the Register as the holder of the Treasury Shares. However:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

2.15	Nothing in the preceding Article prevents an allotment of Shares as fully paid bonus shares in respect of a Treasury Share and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

2.16	Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the directors determine.

Designation of Preference Shares Rights

2.17	Before any Preference Shares of any series are issued, the Directors shall fix, by resolution or resolutions, the following provisions of such series:

(a)	the designation of such series and the number of Preference Shares to constitute such series;

(b)	whether the shares of such series shall have voting rights, in addition to any voting rights provided by Act, and, if so, the terms of such voting rights, which may be general or limited;

(c)	the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any Shares of any other class of Shares or any other series of Preference Shares;

6

(d)	whether the Preference Shares or such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e)	the amount or amounts payable upon Preference Shares of such series upon, and the rights of the holders of such series in, a voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;

(f)	whether the Preference Shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the Preferred Shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation of the retirement or sinking fund;

(g)	whether the Preference Shares of such series shall be convertible into, or exchangeable for, Shares of any other class of Shares or any other series of Preference Shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h)	the limitations and restrictions, if any, to be effective while any Preference Shares or such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing Shares or Shares of any other class of Shares or any other series of Preference Shares;

(i)	the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional Shares, including additional shares of such series or of any other class of Shares or any other series of Preference Shares; and

(j)	any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions of any other class of Shares or any other series of Preference Shares.

Register of Members

2.18	The Company shall maintain or cause to be maintained the register of Members in accordance with the Act.

2.19	The directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Act. The directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

3.	Share certificates

Issue of share certificates

3.1	Upon being entered in the register of members as the holder of a Share, a Member shall be entitled:

(a)	without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)	upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

7

3.2	Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the directors determine.

3.3	The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

Renewal of lost or damaged share certificates

3.4	If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)	evidence;

(b)	indemnity;

(c)	payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)	payment of a reasonable fee, if any, for issuing a replacement share certificate as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

4.	Lien on Shares

Nature and scope of lien

4.1	The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate:

(a)	either alone or jointly with any other person, whether or not that other person is a Member; and

(b)	whether or not those moneys are presently payable.

4.2	At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.

Company may sell Shares to satisfy lien

4.3	The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)	the sum in respect of which the lien exists is presently payable;

(b)	the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)	that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles.

4.4	The Shares may be sold in such manner as the directors determine.

8

4.5	To the maximum extent permitted by law, the directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

4.6	To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

4.7	On sale pursuant to the preceding Articles:

(a)	the name of the Member concerned shall be removed from the register of members as the holder of those Shares; and

(b)	that person shall deliver to the Company for cancellation the certificate for those Shares.

Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal.

Application of proceeds of sale

4.8	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold:

(a)	if no certificate for the Shares was issued, at the date of the sale; or

(b)	if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale.

5.	Calls on Shares and forfeiture

Power to make calls and effect of calls

5.1	Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

5.2	Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

9

5.3	A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. He shall not be liable for calls made after he is no longer registered as Member in respect of those Shares.

Time when call made

5.4	A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.

Liability of joint holders

5.5	Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

Interest on unpaid calls

5.6	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)	at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)	if no rate is fixed, at the Default Rate.

The directors may waive payment of the interest wholly or in part.

Deemed calls

5.7	Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

5.8	The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

Power to make different arrangements at time of issue of Shares

5.9	Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

5.10	If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)	the amount unpaid;

10

(b)	any interest which may have accrued;

(c)	any expenses which have been incurred by the Company due to that person’s default.

5.11	The notice shall state the following:

(a)	the place where payment is to be made; and

(b)	a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

Forfeiture or surrender of Shares

5.12	If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

5.13	A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

5.14	On forfeiture or surrender:

(a)	the name of the Member concerned shall be removed from the register of members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)	that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

5.15	Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)	all expenses; and

(b)	interest from the date of forfeiture or surrender until payment:

(i)	at the rate of which interest was payable on those moneys before forfeiture; or

(ii)	if no interest was so payable, at the Default Rate.

The directors, however, may waive payment wholly or in part.

11

Evidence of forfeiture or surrender

5.16	A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)	that the person making the declaration is a director or Secretary of the Company, and

(b)	that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

5.17	Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

6.	Transfer of Shares

Form of transfer

6.1	Subject to the following Articles about the transfer of Shares, a Member may transfer Shares to another person by completing an instrument of transfer, in a common form or in a form approved by the directors, executed:

(a)	where the Shares are Fully Paid, by or on behalf of that Member; and

(b)	where the Shares are partly paid, by or on behalf of that Member and the transferee.

Power to refuse registration

6.2	The directors may refuse to register the transfer of a Share to any person. They may do so in their absolute discretion, without giving any reason for their refusal, and irrespective of whether the Share is Fully Paid or the Company has no lien over it.

Notice of refusal to register

6.3	If the directors refuse to register a transfer of a Share, they must send notice of their refusal to the existing Member within two months after the date on which the transfer was lodged with the Company.

Power to suspend registration

6.4	The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

Fee, if any, payable for registration

6.5	If the directors so decide, the Company may charge a reasonable fee for the registration of any instrument of transfer or other document relating to the title to a Share.

12

Company may retain instrument of transfer

6.6	The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

7.	Transmission of Shares

Persons entitled on death of a Member

7.1	If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)	where the deceased Member was a joint holder, the survivor or survivors; and

(b)	where the deceased Member was a sole holder, that Member’s personal representative or representatives.

7.2	Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

7.3	A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)	to become the holder of the Share; or

(b)	to transfer the Share to another person.

7.4	That person must produce such evidence of his entitlement as the directors may properly require.

7.5	If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

7.6	If the person elects to transfer the Share to another person then:

(a)	if the Share is Fully Paid, the transferor must execute an instrument of transfer; and

(b)	if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer.

7.7	All the Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Indemnity

7.8	A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.

13

Rights of person entitled to a Share following death or bankruptcy

7.9	A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. But, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company.

8.	Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

8.1	To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)	increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)	sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)	cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

Dealing with fractions resulting from consolidation of Shares

8.2	Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members:

(a)	sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(b)	distribute the net proceeds in due proportion among those Members.

For that purpose, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.]

14

Reducing share capital

8.3	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

9.	Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

9.1	Subject to the Act, and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may by its directors:

(a)	issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;

(b)	with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and

(c)	purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

Repurchase of subscriber share

9.2	Unless the Directors determine otherwise, as soon as the Directors determine that it is lawful for the Company to do so, the Company shall purchase from the subscriber to the Memorandum the one share agreed to be taken by such subscriber. Such share shall be repurchased for cash at its par value and the Company may make a payment out of capital in respect of such purchase price.

Power to pay for redemption or purchase in cash or in specie

9.3	When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares or by the terms applying to those Shares in accordance with Article 9.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

9.4	Upon the date of redemption or purchase of a Share:

(a)	the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)	the price for the Share; and

15

(ii)	any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)	the Member’s name shall be removed from the register of members with respect to the Share; and

(c)	the Share shall be cancelled or held as a Treasury Share, as the directors may determine.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due.

10.	Meetings of Members

Power to call meetings

10.1	The directors may call a general meeting at any time.

10.2	If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.

10.3	The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

10.4	The requisition must be in writing and given by one or more Members who together hold at least 10% of the rights to vote at such general meeting.

10.5	The requisition must also:

(a)	specify the purpose of the meeting.

(b)	be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners.

(c)	be delivered in accordance with the notice provisions.

10.6	Should the directors fail to call a general meeting within 21 Clear Days from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period.

10.7	Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 10% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors.

10.8	If the Members call a meeting under the above provisions, the Company shall reimburse their reasonable expenses.

Content of notice

10.9	Notice of a general meeting shall specify each of the following:

(a)	the place, the date and the hour of the meeting;

16

(b)	if the meeting is to be held in two or more places, or any meeting at which Electronic Communication Facilities will be utilized (including any Virtual Meeting), the Electronic Communication Facilities that will be used to facilitate the meeting, including the procedures to be followed by any Member or other participant of the meeting who wishes to utilize such Electronic Communication Facilities for the purposes of attending and participating in such meeting;

(c)	subject to paragraph (d), the general nature of the business to be transacted; and

(d)	if a resolution is proposed as a Special Resolution, the text of that resolution.

10.10	In each notice there shall appear with reasonable prominence the following statements:

(a)	that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)	that a proxyholder need not be a Member.

Period of notice

10.11	At least five Clear Days’ notice of a general meeting must be given to Members. But a meeting may be convened on shorter notice with the consent of the Member or Members who, individually or collectively, hold at least 90% of the voting rights of all those who have a right to vote at that meeting.

Persons entitled to receive notice

10.12	Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)	the Members;

(b)	persons entitled to a Share in consequence of the death or bankruptcy of a Member; and

(c)	the directors.

Publication of notice on a website

10.13	Subject to the Act, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)	the publication of the notice on the website;

(b)	the place on the website where the notice may be accessed;

(c)	how it may be accessed; and

(d)	the place, date and time of the general meeting.

10.14	If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. But this will not affect when that Member is deemed to have received notice of the meeting.

17

Time a website notice is deemed to be given

10.15	A website notice is deemed to be given when the Member is given notice of its publication.

Required duration of publication on a website

10.16	Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until the conclusion of the meeting to which the notice relates.

Accidental omission to give notice or non-receipt of notice

10.17	Proceedings at a meeting shall not be invalidated by the following:

(a)	an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)	non-receipt of notice of the meeting by any person entitled to notice.

10.18	In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)	in a different place on the website; or

(b)	for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

11.	Proceedings at meetings of Members

Quorum

11.1	Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy. A quorum is as follows:

(a)	if the Company has only one Member: that Member;

(b)	if the Company has more than one Member: two Members.

Lack of quorum

11.2	If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)	If the meeting was requisitioned by Members, it shall be cancelled.

(b)	In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the Members present in person or by proxy shall constitute a quorum.

18

Use of technology

11.3	A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting.

Chairman

11.4	The chairman of a general meeting (including any Virtual Meeting) shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting.

11.5	If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a director to attend and speak

11.6	Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company.

Adjournment

11.7	The chairman may at any time adjourn a meeting with the consent of the Members constituting a quorum. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

11.8	Should a meeting be adjourned for more than seven Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least seven Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

Method of voting

11.9	A resolution put to the vote of the meeting shall be decided on a show of hands unless before, or on the declaration of the result of the show of hands, a poll is duly demanded. A poll may be demanded:

(a)	by the chairman; or

(b)	by any Member or Members present who, individually or collectively, hold at least 10% of the voting rights of all those who have a right to vote on the resolution.

Outcome of vote by show of hands

11.10	Unless a poll is duly demanded, a declaration by the chairman as to the result of a resolution and an entry to that effect in the minutes of the meeting shall be conclusive evidence of the outcome of a show of hands without proof of the number or proportion of the votes recorded in favour of or against the resolution.

19

Withdrawal of demand for a poll

11.11	The demand for a poll may be withdrawn before the poll is taken, but only with the consent of the chairman. The chairman shall announce any such withdrawal to the meeting and, unless another person forthwith demands a poll, any earlier show of hands on that resolution shall be treated as the vote on that resolution; if there has been no earlier show of hands, then the resolution shall be put to the vote of the meeting.

Taking of a poll

11.12	A poll demanded on the question of adjournment shall be taken immediately.

11.13	A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded.

11.14	The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

11.15	A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

Chairman’s casting vote

11.16	If the votes on a resolution, whether on a show of hands or on a poll, are equal the chairman may if he wishes exercise a casting vote.

Amendments to resolutions

11.17	An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:

(a)	not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and

(b)	the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

11.18	A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if:

(a)	the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed; and

(b)	the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution.

11.19	If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

20

Written resolutions

11.20	Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled to vote are given notice of the resolution as if the same were being proposed at a meeting of Members;

(b)	all Members entitled so to vote :

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held.

11.21	If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

11.22	The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

Sole-member company

11.23	If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

12.	Voting rights of Members

Right to vote

12.1	Unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, whether on a show of hands or on a poll, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

12.2	Members may vote in person or by proxy.

12.3	On a show of hands, every Member shall have one vote. For the avoidance of doubt, an individual who represents two or more Members, including a Member in that individual’s own right, that individual shall be entitled to a separate vote for each Member.

12.4	On a poll a Member shall have one vote for each Share he holds, unless any Share carries special voting rights.

21

12.5	A fraction of a Share shall entitle its holder to an equivalent fraction of one vote.

12.6	No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

12.7	If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the register of members shall be accepted to the exclusion of the votes of the other joint holder.

Representation of corporate Members

12.8	Save where otherwise provided, a corporate Member must act by a duly authorised representative.

12.9	A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

12.10	The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.

12.11	The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

12.12	Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

12.13	A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.

Member with mental disorder

12.14	A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Islands or elsewhere) in matters concerning mental disorder may vote, whether on a show of hands or on a poll, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

12.15	For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

12.16	An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

Form of proxy

12.17	An instrument appointing a proxy shall be in any common form or in any other form approved by the directors.

22

12.18	The instrument must be in writing and signed in one of the following ways:

(a)	by the Member; or

(b)	by the Member’s authorised attorney; or

(c)	if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying the Articles about authentication of Electronic Records.

12.19	The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

12.20	A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

12.21	Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company at any time before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)	In the case of an instrument in writing, it must be left at or sent by post:

(i)	to the registered office of the Company; or

(ii)	to such other place within the Islands specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)	If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)	in the notice convening the meeting; or

(ii)	in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)	in any invitation to appoint a proxy issued by the Company in relation to the meeting.

12.22	Where a poll is taken:

(a)	if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll;

23

(b)	but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be e delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll.

12.23	If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy

12.24	A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

13.	Number of directors

Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and the maximum number shall be ten. There shall be no directors, however, until the first director is or the first directors are appointed by the subscriber or subscribers to the Memorandum.

14.	Appointment, disqualification and removal of directors

First directors

14.1	The first directors shall be appointed in writing by the subscriber or subscribers to the Memorandum.

No age limit

14.2	There is no age limit for directors save that they must be aged at least 18 years.

Corporate directors

14.3	Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, the Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to the Articles about directors’ meetings.

No shareholding qualification

14.4	Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment.

24

Appointment of directors

14.5	A director may be appointed by Ordinary Resolution or by the directors. Any appointment may be to fill a vacancy or as an additional director.

14.6	Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article:

(a)	where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder;

(b)	if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise):

(i)	the expression personal representatives of the last shareholder means:

(A)	until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and

(B)	after such grant of probate has been obtained, only such of those executors who have proved that will;

(ii)	without derogating from section 3(1) of the Succession Act (Revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate.

14.7	A remaining director may appoint a director even though there is not a quorum of directors.

14.8	No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.

Removal of directors

14.9	A director may be removed by Ordinary Resolution.

Resignation of directors

14.10	A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

14.11	Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of director

14.12	A director’s office shall be terminated forthwith if:

(a)	he is prohibited by the law of the Islands from acting as a director; or

(b)	he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)	in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

(d)	he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise; or

25

(e)	without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months.

15.	Alternate directors

Appointment and removal

15.1	Any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 15.4(c)).

15.2	Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 15.4.

15.3	A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 15.1.

15.4	A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)	if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

(d)	if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

15.5	All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.

26

Rights of alternate director

15.6	An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence.

15.7	For the avoidance of doubt:

(a)	if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and

(b)	if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate.

15.8	An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.

Appointment ceases when the appointor ceases to be a director

15.9	An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director.

Status of alternate director

15.10	An alternate director shall carry out all functions of the director who made the appointment.

15.11	Save where otherwise expressed, an alternate director shall be treated as a director under these Articles.

15.12	An alternate director is not the agent of the director appointing him.

15.13	An alternate director is not entitled to any remuneration for acting as alternate director.

Status of the director making the appointment

15.14	A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

16.	Powers of directors

Powers of directors

16.1	Subject to the provisions of the Act, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.

16.2	No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

27

Appointments to office

16.3	The directors may appoint a director:

(a)	as chairman of the board of directors;

(b)	as managing director;

(c)	to any other executive office

for such period and on such terms, including as to remuneration, as they think fit.

16.4	The appointee must consent in writing to holding that office.

16.5	Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors.

16.6	If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available.

16.7	Subject to the provisions of the Act, the directors may also appoint any person, who need not be a director:

(a)	as Secretary; and

(b)	to any office that may be required

for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.

16.8	The Secretary or Officer must consent in writing to holding that office.

16.9	A director, Secretary or other Officer of the Company may not the hold the office, or perform the services, of auditor.

Remuneration

16.10	Every director may be remunerated by the Company for the services he provides for the benefit of the Company, whether as director, employee or otherwise, and shall be entitled to be paid for the expenses incurred in the Company’s business including attendance at directors’ meetings.

16.11	A director’s remuneration shall be fixed by the Company by Ordinary Resolution. Unless that resolution provides otherwise, the remuneration shall be deemed to accrue from day to day.

16.12	Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him.

16.13	Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

28

Disclosure of information

16.14	The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the register of members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)	the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)	such disclosure is in compliance with the rules of any stock exchange upon which the Company’s shares are listed; or

(c)	such disclosure is in accordance with any contract entered into by the Company; or

(d)	the directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

17.	Delegation of Powers

Power to delegate any of the directors’ powers to a committee

17.1	The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members. Persons on the committee may include non-directors so long as the majority of those persons are directors.

17.2	The delegation may be collateral with, or to the exclusion of, the directors’ own powers.

17.3	The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.

17.4	Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.

Power to appoint an agent of the Company

17.5	The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:

(a)	by causing the Company to enter into a power of attorney or agreement; or

(b)	in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company

17.6	The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)	for any purpose;

29

(b)	with the powers, authorities and discretions;

(c)	for the period; and

(d)	subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit.

17.7	Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

Power to appoint a proxy

17.8	Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director.

17.9	Articles 15.1 to 15.4 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

17.10	A proxy is an agent of the director appointing him and is not an officer of the Company.

18.	Meetings of directors

Regulation of directors’ meetings

18.1	Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.

Calling meetings

18.2	Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director.

Notice of meetings

18.3	Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral.

Period of notice

18.4	At least five Clear Days’ notice of a meeting of directors must be given to directors. But a meeting may be convened on shorter notice with the consent of all directors.

30

Use of technology

18.5	A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

18.6	A director participating in this way is deemed to be present in person at the meeting.

Place of meetings

18.7	If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Quorum

18.8	The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director.

Voting

18.9	A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Validity

18.10	Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.

Recording of dissent

18.11	A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:

(a)	his dissent is entered in the minutes of the meeting; or

(b)	he has filed with the meeting before it is concluded signed dissent from that action; or

(c)	he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A director who votes in favour of an action is not entitled to record his dissent to it.

Written resolutions

18.12	The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors.

18.13	Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. But if a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy.

31

18.14	Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs.

Sole director’s minute

18.15	Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms.

19.	Permissible directors’ interests and disclosure

Permissible interests subject to disclosure

19.1	Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company.

19.2	If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may:

(a)	be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested;

(b)	be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate

19.3	Such disclosure may be made at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest.

19.4	If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

Notification of interests

19.5	For the purposes of the preceding Articles:

(a)	a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation; and

(b)	an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

19.6	A director shall not be treated as having an interest in a transaction or arrangement if he has no knowledge of that interest and it is unreasonable to expect the director to have that knowledge.

32

Voting where a director is interested in a matter

19.7	A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted.

19.8	Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

20.	Minutes

20.1	The Company shall cause minutes to be made in books kept for the purpose in accordance with the Act.

21.	Accounts and audit

Accounting and other records

21.1	The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

No automatic right of inspection

21.2	Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution.

Sending of accounts and reports

21.3	The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

(a)	they are sent to that person in accordance with the notice provisions: or

(b)	they are published on a website providing that person is given separate notice of:

(i)	the fact that publication of the documents has been published on the website;

(ii)	the address of the website; and

(iii)	the place on the website where the documents may be accessed; and

(iv)	how they may be accessed.

21.4	If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article.

33

Time of receipt if documents are published on a website

21.5	Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if:

(a)	the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and

(b)	the person is given at least five Clear Days’ notice of the hearing.

Validity despite accidental error in publication on website

21.6	If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because:

(a)	those documents are, by accident, published in a different place on the website to the place notified; or

(b)	they are published for part only of the period from the date of notification until the conclusion of that meeting.

When accounts are to be audited

21.7	Unless the directors or the Members, by Ordinary Resolution, so resolve or unless the Act so requires, the Company’s accounts will not be audited. If the Members so resolve, the Company’s accounts shall be audited in the manner determined by Ordinary Resolution. Alternatively, if the directors so resolve, they shall be audited in the manner they determine.

22.	Financial year

Unless the directors otherwise specify, the financial year of the Company:

(a)	shall end on 31st December in the year of its incorporation and each following year; and

(b)	shall begin when it was incorporated and on 1st January each following year.

23.	Record dates

Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for declaring or paying a dividend or making or issuing an allotment of Shares. The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

24.	Dividends

Declaration of dividends by Members

24.1	Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors.

34

Payment of interim dividends and declaration of final dividends by directors

24.2	The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

24.3	Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)	Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

(b)	Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

24.4	In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)	If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)	The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)	If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

24.5	Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. But if a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

24.6	The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

35

Power to pay other than in cash

24.7	If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)	issue fractional Shares;

(b)	fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)	vest some assets in trustees.

How payments may be made

24.8	A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)	if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

(b)	by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

24.9	For the purpose of paragraph 24.8(a), the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph 24.8(b), subject to any applicable law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

24.10	If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)	to the registered address of the Joint Holder of the Share who is named first on the register of members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)	to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

24.11	Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other moneys not to bear interest in absence of special rights

24.12	Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

24.13	If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

36

24.14	A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

25.	Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve

25.1	The directors may resolve to capitalise:

(a)	any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)	any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(c)	by paying up the amounts unpaid on that Member’s Shares;

(d)	by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid.

Applying an amount for the benefit of members

25.2	The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

25.3	Subject to the Act, if a fraction of a Share, a debenture or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

26.	Share premium account

Directors to maintain share premium account

26.1	The directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

26.2	The following amounts shall be debited to any share premium account:

(a)	on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b)	any other amount paid out of a share premium account as permitted by the Act.

37

26.3	Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

27.	Seal

Company seal

27.1	The Company may have a seal if the directors so determine.

Duplicate seal

27.2	Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

When and how seal is to be used

27.3	A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)	by a director (or his alternate) and the Secretary; or

(b)	by a single director (or his alternate).

If no seal is adopted or used

27.4	If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)	by a director (or his alternate) and the Secretary; or

(b)	by a single director (or his alternate); or

(c)	in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

27.5	The directors may determine that either or both of the following applies:

(a)	that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)	that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution

27.6	If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

38

28.	Indemnity

Indemnity

28.1	To the extent permitted by law, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)	all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s or Officer’s duties, powers, authorities or discretions; and

(b)	without limitation to paragraph 28.1(a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Islands or elsewhere.

No such existing or former Secretary or Officer, however, shall be indemnified in respect of any matter arising out of his own dishonesty.

28.2	To the extent permitted by law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary or Officer of the Company in respect of any matter identified in paragraph 28.1(a) or paragraph 28.1(b) on condition that the Secretary or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary or that Officer for those legal costs.

Release

28.3	To the extent permitted by law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own dishonesty.

Insurance

28.4	To the extent permitted by law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a)	an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i)	the Company;

(ii)	a company which is or was a subsidiary of the Company;

(iii)	a company in which the Company has or had an interest (whether direct or indirect); and

39

(b)	a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph 28.4(a) is or was interested.

29.	Notices

Form of notices

29.1	Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be:

(a)	in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)	subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)	where these Articles expressly permit, by the Company by means of a website.

Electronic communications

29.2	Without limitation to Articles 15.1 to 15.4 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 17.8 to 17.10 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if:

(a)	the directors so resolve;

(b)	the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and

(c)	the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed.

If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified.

29.3	A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent.

Persons authorised to give notices

29.4	A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member.

Delivery of written notices

29.5	Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

40

Joint holders

29.6	Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the register of members.

Signatures

29.7	A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

29.8	An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission

29.9	A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

29.10	A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Giving notice to a deceased or bankrupt Member

29.11	A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

29.12	Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

41

Date of giving notices

29.13	A notice is given on the date identified in the following table.

Method for giving notices	When taken to be given

Personally	At the time and date of delivery

By leaving it at the Member’s registered address	At the time and date it was left

By posting it by prepaid post to the street or postal address of that recipient	48 hours after it was posted

By Electronic Record (other than publication on a website), to recipient’s Electronic address	Within 24 hours after it was sent

By publication on a website	See the Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

Saving provision

29.14	None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of directors and written resolutions of Members.

30.	Authentication of Electronic Records

Application of Articles

30.1	Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 30.2 or Article 30.4 applies.

Authentication of documents sent by Members by Electronic means

30.2	An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 30.7 does not apply.

30.3	For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 30.7 applies.

42

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

30.4	An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 30.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

30.5	For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 30.7 applies.

Manner of signing

30.6	For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision

30.7	A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)	believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)	believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)	otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

31.	Transfer by way of continuation

31.1	The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)	the Islands; or

43

(b)	such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

31.2	To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a)	an application be made to the Registrar of Companies to deregister the Company in the Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b)	all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

32.	Winding Up

Distribution of assets in specie

32.1	If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)	to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

(b)	to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability

32.2	No Member shall be compelled to accept any assets if an obligation attaches to them.

The directors are authorised to present a winding up petition

32.3	The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

33.	Amendment of Memorandum and Articles

Power to change name or amend Memorandum

33.1	Subject to the Act, the Company may, by Special Resolution:

(a)	change its name; or

(b)	change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

33.2	Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

44

Annex C

THE COMPANIES ACT (REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

OF

Elong Power Holding Limited

(adopted by a Special Resolution passed on [●] and effective on [●])

1.	The name of the Company is Elong Power Holding Limited.

2.	The Registered Office of the Company will be situated at the offices of Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman KY1-1002, Cayman Islands, or at such other location within the Cayman Islands as the Directors may from time to time determine.

3.	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the Companies Act or any other law of the Cayman Islands.

4.	The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by the Companies Act.

5.	The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6.	The liability of each Shareholder is limited to the amount, if any, unpaid on the Shares held by such Shareholder.

7.	The authorised share capital of the Company is USD50,000 divided into 5,000,000,000 shares of a par value of US$0.00001 each, comprising 4,000,000,000 class A ordinary shares of a par value of US$0.00001 each and 1,000,000,000 class B ordinary shares of a par value of US$0.00001 each. Subject to the Companies Act and the Articles, the Company shall have power to redeem or purchase any of its Shares and to increase or reduce its authorised share capital and to sub-divide or consolidate the said Shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

8.	The Company has the power contained in the Companies Act to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdiction.

9.	Capitalised terms that are not defined in this Memorandum of Association bear the same meanings as those given in the Articles of Association of the Company.

C-1

THE COMPANIES ACT (REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

Elong Power Holding Limited

(adopted by a Special Resolution passed on [●] and effective on [●])

TABLE A

The regulations contained or incorporated in Table ‘A’ in the First Schedule of the Companies Act shall not apply to the Company and the following Articles shall comprise the Articles of Association of the Company.

1.	In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“Affiliate”	means in respect of a Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, and (i) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brothers-in-law and sisters-in-law, a trust for the benefit of any of the foregoing, and a corporation, partnership or any other entity wholly or jointly owned by any of the foregoing, and (ii) in the case of an entity, shall include a partnership, a corporation or any other entity or any natural person which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity. The term “control” shall mean the ownership, directly or indirectly, of shares possessing more than fifty per cent (50%) of the voting power of the corporation, partnership or other entity (other than, in the case of a corporation, securities having such power only by reason of the happening of a contingency), or having the power to control the management or elect a majority of members to the board of directors or equivalent decision-making body of such corporation, partnership or other entity;

“Articles”	means these articles of association of the Company, as amended or substituted from time to time;

“Board” and “Board of Directors” and “Directors”	means the directors of the Company for the time being, or as the case may be, the directors assembled as a board or as a committee thereof;

“Chairman”	means the chairman of the Board of Directors;

C-2

“Class” or “Classes”	means any class or classes of Shares as may from time to time be issued by the Company;

“Class A Ordinary Share”	means a class A ordinary share of a par value of US$0.00001 in the capital of the Company and having the rights provided for in these Articles;

“Class B Ordinary Share”	means a class B ordinary share of a par value of US$0.00001 in the capital of the Company and having the rights provided for in these Articles;

“Commission”	means the Securities and Exchange Commission of the United States of America or any other federal agency for the time being administering the Securities Act;

“Communication Facilities”	means video, video-conferencing, internet or online conferencing applications, telephone or tele-conferencing and/or any other video-communications, internet or online conferencing application or telecommunications facilities by means of which all Persons participating in a meeting are capable of hearing and being heard by each other;

“Company”	means Elong Power Holding Limited, a Cayman Islands exempted company;

“Companies Act”	means the Companies Act (Revised) of the Cayman Islands and any statutory amendment or re-enactment thereof;

“Company’s Website”	means the main corporate/investor relations website of the Company, the address or domain name of which has been disclosed in any registration statement, periodic report or other document filed by the Company with the Commission, or which has otherwise been notified to Shareholders;

“Designated Stock Exchange”	means the stock exchange in the United States on which any Shares are listed for trading;

“Designated Stock Exchange Rules”	means the relevant code, rules and regulations, as amended, from time to time, applicable as a result of the original and continued listing of any Shares on the Designated Stock Exchange;

“electronic”	has the meaning given to it in the Electronic Transactions Act and any amendment thereto or re-enactments thereof for the time being in force and includes every other law incorporated therewith or substituted therefor;

“electronic communication”	means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Commission) or other electronic delivery methods as otherwise decided and approved by not less than two-thirds of the vote of the Board;

“Electronic Transactions Act”	means the Electronic Transactions Act (Revised) of the Cayman Islands and any statutory amendment or re-enactment thereof;

“electronic record”	has the meaning given to it in the Electronic Transactions Act and any amendment thereto or re-enactments thereof for the time being in force and includes every other law incorporated therewith or substituted therefor;

C-3

“Founder”	means Ms. LIU Xiaodan, a citizen of PRC with her ID Card number as 210603197806134028;

“Memorandum of Association”	means the memorandum of association of the Company, as amended or substituted from time to time;

“Ordinary Resolution”	means a resolution:

(a)	passed by a simple majority of the votes cast by such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy or, in the case of corporations, by their duly authorised representatives, at a general meeting of the Company held in accordance with these Articles; or

(b)	approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed;

“Ordinary Share”	means a Class A Ordinary Share or a Class B Ordinary Share;

“paid up”	means paid up as to the par value in respect of the issue of any Shares and includes credited as paid up;

“Person”	means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires;

“Present”	means in respect of any Person, such Person’s presence at a general meeting of Shareholders (or any meeting of the holders of any Class of Shares), which may be satisfied by means of such Person or, if a corporation or other non-natural Person, its duly authorised representative (or, in the case of any Shareholder, a proxy which has been validly appointed by such Shareholder in accordance with these Articles), being: (a) physically present at the meeting; or (b) in the case of any meeting at which Communication Facilities are permitted in accordance with these Articles, including any Virtual Meeting, connected by means of the use of such Communication Facilities;

“Register”	means the register of Members of the Company maintained in accordance with the Companies Act;

“Registered Office”	means the registered office of the Company as required by the Companies Act;

“Seal”	means the common seal of the Company (if adopted) including any facsimile thereof;

“Secretary”	means any Person appointed by the Directors to perform any of the duties of the secretary of the Company;

“Securities Act”	means the Securities Act of 1933 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;

C-4

“Share”	means a share in the share capital of the Company. All references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require. For the avoidance of doubt in these Articles the expression “Share” shall include a fraction of a Share;

“Shareholder” or “Member”	means a Person who is registered as the holder of one or more Shares in the Register;

“Share Premium Account”	means the share premium account established in accordance with these Articles and the Companies Act;

“signed”

means bearing a signature or representation of a signature affixed by mechanical means or an electronic symbol or process attached to or logically associated with an electronic communication and executed or adopted by a Person with the intent to sign the electronic communication;

“Special Resolution”	means a special resolution of the Company passed in accordance with the Companies Act, being a resolution:

(a)	passed by not less than two-thirds of the votes cast by such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy or, in the case of corporations, by their duly authorised representatives, at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given; or

(b)	approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed;

“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Companies Act;

“United States”	means the United States of America, its territories, its possessions and all areas subject to its jurisdiction; and

“Virtual Meeting”	means any general meeting of the Shareholders (or any meeting of the holders of any Class of Shares) at which the Shareholders (and any other permitted participants of such meeting, including without limitation the chairman of the meeting and any Directors) are permitted to attend and participate solely by means of Communication Facilities.

2.	In these Articles, save where the context requires otherwise:

(a)	words importing the singular number shall include the plural number and vice versa;

(b)	words importing the masculine gender only shall include the feminine gender and any Person as the context may require;

C-5

(c)	the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;

(d)	reference to a dollar or dollars (or US$) and to a cent or cents is reference to dollars and cents of the United States of America;

(e)	reference to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

(f)	reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case;

(g)	any phrase introduced by the terms “including”, “include” or “in particular” or similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)	reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing including in the form of an electronic record or partly one and partly another;

(i)	any requirements as to delivery under the Articles include delivery in the form of an electronic record or an electronic communication;

(j)	any requirements as to execution or signature under the Articles, including the execution of the Articles themselves, can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act; and

(k)	Sections 8 and 19(3) of the Electronic Transactions Act shall not apply.

3.	Subject to the last two preceding Articles, any words defined in the Companies Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4.	The business of the Company may be conducted as the Directors see fit.

5.	The Registered Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

6.	The expenses incurred in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortised over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

C-6

7.	The Directors shall keep, or cause to be kept, the Register at such place as the Directors may from time to time determine and, in the absence of any such determination, the Register shall be kept at the Registered Office.

SHARES

8.	Subject to these Articles and where applicable the Designated Stock Exchange Rules, all Shares for the time being unissued shall be under the control of the Directors who may, in their absolute discretion and without the approval of the Members, cause the Company to:

(a)	issue, allot and dispose of Shares (including, without limitation, preferred shares) (whether in certificated form or non-certificated form) to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine;

(b)	grant rights over Shares or other securities to be issued in one or more classes or series as they deem necessary or appropriate and determine the designations, powers, preferences, privileges and other rights attaching to such Shares or securities, including dividend rights, voting rights, conversion rights, terms of redemption and liquidation preferences, any or all of which may be greater than the powers, preferences, privileges and rights associated with the then issued and outstanding Shares, at such times and on such other terms as they think proper; and

(c)	grant options with respect to Shares and issue warrants or similar instruments with respect thereto.

9.	The Directors may authorise the division of Shares into any number of Classes and the different Classes shall be authorised, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes (if any) may be fixed and determined by the Directors or by an Ordinary Resolution. The Directors may issue Shares with such preferred or other rights, all or any of which may be greater than the rights of Ordinary Shares, at such time and on such terms as they may think appropriate. Notwithstanding Article 17, the Directors may issue from time to time, out of the authorised share capital of the Company (other than the authorised but unissued Ordinary Shares), series of preferred shares in their absolute discretion and without approval of the Members; provided, however, before any preferred shares of any such series are issued, the Directors shall by resolution of Directors determine, with respect to any series of preferred shares, the terms and rights of that series, including:

(a)	the designation of such series, the number of preferred shares to constitute such series and the subscription price thereof if different from the par value thereof;

(b)	whether the preferred shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c)	the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of any other class or any other series of shares;

C-7

(d)	whether the preferred shares of such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e)	whether the preferred shares of such series shall have any rights to receive any part of the assets available for distribution amongst the Members upon the liquidation of the Company, and, if so, the terms of such liquidation preference, and the relation which such liquidation preference shall bear to the entitlements of the holders of shares of any other class or any other series of shares;

(f)	whether the preferred shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the preferred shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g)	whether the preferred shares of such series shall be convertible into, or exchangeable for, shares of any other class or any other series of preferred shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h)	the limitations and restrictions, if any, to be effective while any preferred shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing shares or shares of any other class of shares or any other series of preferred shares;

(i)	the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional shares, including additional shares of such series or of any other class of shares or any other series of preferred shares; and

(j)	any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof;

and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued. The Company shall not issue Shares to bearer.

10.	The Company may insofar as may be permitted by law, pay a commission to any Person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.

11.	The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

C-8

CLASS A ORDINARY SHARES AND CLASS B ORDINARY SHARES

12.	Holders of Class A Ordinary Shares and Class B Ordinary Shares shall at all times vote together as one class on all resolutions submitted to a vote by the Members. Each Class A Ordinary Share shall entitle the holder thereof to one (1) vote on all matters subject to vote at general meetings of the Company, and each Class B Ordinary Share shall entitle the holder thereof to fifty (50) votes on all matters subject to vote at general meetings of the Company.

13.	Each Class B Ordinary Share is convertible into one (1) Class A Ordinary Share at any time at the option of the holder thereof. The right to convert shall be exercisable by the holder of the Class B Ordinary Share delivering a written notice to the Company that such holder elects to convert a specified number of Class B Ordinary Shares into Class A Ordinary Shares. In no event shall Class A Ordinary Shares be convertible into Class B Ordinary Shares.

14.	Any conversion of Class B Ordinary Shares into Class A Ordinary Shares pursuant to these Articles shall be effected by means of the re-designation and re-classification of each relevant Class B Ordinary Share as a Class A Ordinary Share. Such conversion shall become effective (i) in the case of any conversion effected pursuant to Article 13, forthwith upon the receipt by the Company of the written notice delivered to the Company as described in Article 13 (or at such later date as may be specified in such notice) and upon entries being made in the Register to record the re-designation and re-classification of the relevant Class B Ordinary Shares as Class A Class Shares, or (ii) in the case of any automatic conversion effected pursuant to Article 15, forthwith upon occurrence of the event specified in Article 15 which triggers such automatic conversion, and upon entries being made in the Register to record the re-designation and re-classification of the relevant Class B Ordinary Shares as Class A Ordinary Shares at the relevant time.

15.	Upon any sale, transfer, assignment or disposition of any Class B Ordinary Share by a Shareholder to any Person who is not the Founder, an Affiliate of the Founder, or upon a change of the ultimate beneficial ownership of any Class B Ordinary Share to any Person who is not the Founder, an Affiliate of the Founder, such Class B Ordinary Share shall be automatically and immediately converted into a Class A Ordinary Share. For the avoidance of doubt, (i) a sale, transfer, assignment or disposition shall be effective upon the Company’s registration of such sale, transfer, assignment or disposition in its Register; and (ii) the creation of any pledge, charge, encumbrance or other third party right of whatever description on any Class B Ordinary Shares to secure a holder’s contractual or legal obligations shall not be deemed as a sale, transfer, assignment or disposition, or a change of the ultimate beneficial ownership, unless and until any such pledge, charge, encumbrance or other third party right is enforced and results in the third party holding legal title to the relevant Class B Ordinary Shares, in which case all the related Class B Ordinary Shares shall be automatically converted into the same number of Class A Ordinary Shares. For the purposes of this Article 15, beneficial ownership shall have the meaning set forth in Rule 13d-3 under the United States Securities Exchange Act of 1934, as amended.

C-9

16.	Save and except for voting rights and conversion rights as set out in Articles 12 to 15 (inclusive), the Class A Ordinary Shares and the Class B Ordinary Shares shall rank pari passu with one another and shall have the same rights, preferences, privileges and restrictions.

MODIFICATION OF RIGHTS

17.	Whenever the capital of the Company is divided into different Classes the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class, only be materially adversely varied with the consent in writing of the holders of at least two-thirds of the issued Shares of that Class or with the sanction of a Special Resolution passed at a separate meeting of the holders of the Shares of that Class. Without (A) the consent in writing of the holders of more than one-half of the issued Class A Ordinary Shares and the holders of more than one-half of the issued Class B Ordinary Shares, or (B) the sanction of an Ordinary Resolution passed at a separate meeting of the holders of the Class A Ordinary Shares and of an Ordinary Resolution passed at a separate meeting of the holders of the Class B Ordinary Shares, each voting separately, no dividend or other distribution payable in Shares or rights to acquire Shares, and no division or combination of Shares, shall be effected that changes the relative voting power of the holders of the Class A Ordinary Shares, as a whole, compared to the holders of the Class B Ordinary Shares, as a whole. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be one or more Persons holding or representing by proxy at least one-third in nominal or par value amount of the issued Shares of the relevant Class (but so that if at any adjourned meeting of such holders a quorum as above defined is not Present, those Shareholders who are Present shall form a quorum) and that, subject to any rights or restrictions for the time being attached to the Shares of that Class, every Shareholder of the Class shall on a poll have one vote for each Share of the Class held by him. For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes.

18.	The rights conferred upon the holders of the Shares of any Class issued with preferred or other rights shall not, subject to any rights or restrictions for the time being attached to the Shares of that Class, be deemed to be materially adversely varied by, inter alia, the creation, allotment or issue of further Shares ranking pari passu with or subsequent to them or the redemption or purchase of any Shares of any Class by the Company. The rights of the holders of Shares shall not be deemed to be materially adversely varied by the creation or issue of Shares with preferred or other rights including, without limitation, the creation of Shares with enhanced or weighted voting rights.

CERTIFICATES

19.	Every Person whose name is entered as a Member in the Register may, without payment and upon its written request, request a certificate within two calendar months after allotment or lodgement of transfer (or within such other period as the conditions of issue shall provide) in the form determined by the Directors. All certificates shall specify the Share or Shares held by that Person, provided that in respect of a Share or Shares held jointly by several Persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a Share to one of several joint holders shall be sufficient delivery to all. All certificates for Shares shall be delivered personally or sent through the post addressed to the Member entitled thereto at the Member’s registered address as appearing in the Register.

20.	Every share certificate of the Company shall bear such legends as may be required under applicable laws, including the Securities Act.

C-10

21.	Any two or more certificates representing Shares of any one Class held by any Member may at the Member’s request be cancelled and a single new certificate for such Shares issued in lieu on payment (if the Directors shall so require) of one U.S. dollar (US$1.00) or such smaller sum as the Directors shall determine.

22.	If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same Shares may be issued to the relevant Member upon request, subject to delivery up of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

23.	In the event that Shares are held jointly by several Persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.

FRACTIONAL SHARES

24.	The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Shareholder such fractions shall be accumulated.

LIEN

25.	The Company has a first and paramount lien on every Share (whether or not fully paid) for all amounts (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Company also has a first and paramount lien on every Share registered in the name of a Person indebted or under liability to the Company (whether he is the sole registered holder of a Share or one of two or more joint holders) for all amounts owing by him or his estate to the Company (whether or not presently payable). The Directors may at any time declare a Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a Share extends to any amount payable in respect of it, including but not limited to dividends.

26.	The Company may sell, in such manner as the Directors in their absolute discretion think fit, any Share on which the Company has a lien, but no sale shall be made unless an amount in respect of which the lien exists is presently payable nor until the expiration of fourteen (14) calendar days after a notice in writing, demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the Persons entitled thereto by reason of his death or bankruptcy.

27.	For giving effect to any such sale the Directors may authorise a Person to transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

C-11

28.	The proceeds of the sale after deduction of expenses, fees and commissions incurred by the Company shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the Shares prior to the sale) be paid to the Person entitled to the Shares immediately prior to the sale.

CALLS ON SHARES

29.	Subject to the terms of the allotment, the Directors may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their Shares, and each Shareholder shall (subject to receiving at least fourteen (14) calendar days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on such Shares. A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

30.	The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

31.	If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of eight percent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

32.	The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

33.	The Directors may make arrangements with respect to the issue of partly paid Shares for a difference between the Shareholders, or the particular Shares, in the amount of calls to be paid and in the times of payment.

34.	The Directors may, if they think fit, receive from any Shareholder willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution, eight percent per annum) as may be agreed upon between the Shareholder paying the sum in advance and the Directors. No such sum paid in advance of calls shall entitle the Member paying such sum to any portion of a dividend declared in respect of any period prior to the date upon which such sum would, but for such payment, become presently payable.

FORFEITURE OF SHARES

35.	If a Shareholder fails to pay any call or instalment of a call in respect of partly paid Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

C-12

36.	The notice shall name a further day (not earlier than the expiration of fourteen (14) calendar days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed, the Shares in respect of which the call was made will be liable to be forfeited.

37.	If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

38.	A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

39.	A Person whose Shares have been forfeited shall cease to be a Shareholder in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the Shares forfeited, but his liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.

40.	A certificate in writing under the hand of a Director that a Share has been duly forfeited on a date stated in the certificate shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.

41.	The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favour of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.

42.	The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a Share becomes due and payable, whether on account of the amount of the Share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

TRANSFER OF SHARES

43.	The instrument of transfer of any Share shall be in writing and in any usual or common form or such other form as the Directors may, in their absolute discretion, approve and be executed by or on behalf of the transferor and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain a Shareholder until the name of the transferee is entered in the Register in respect of the relevant Shares.

44.	(a)	The Directors may in their absolute discretion decline to register any transfer of Shares which is not fully paid up or on which the Company has a lien.

C-13

(b)	The Directors may also decline to register any transfer of any Share unless:

(i)	the instrument of transfer is lodged with the Company, accompanied by the certificate for the Shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(ii)	the instrument of transfer is in respect of only one Class of Shares;

(iii)	the instrument of transfer is properly stamped, if required;

(iv)	in the case of a transfer to joint holders, the number of joint holders to whom the Share is to be transferred does not exceed four; and

(v)	a fee of such maximum sum as the Designated Stock Exchange may determine to be payable, or such lesser sum as the Board of Directors may from time to time require, is paid to the Company in respect thereof.

45.	The registration of transfers may, on ten (10) calendar days’ notice being given by advertisement in such one or more newspapers, by electronic means or by any other means in accordance with the Designated Stock Exchange Rules, be suspended and the Register closed at such times and for such periods as the Directors may, in their absolute discretion, from time to time determine, provided always that such registration of transfer shall not be suspended nor the Register closed for more than thirty (30) calendar days in any calendar year.

46.	All instruments of transfer that are registered shall be retained by the Company. If the Directors refuse to register a transfer of any Shares, they shall within three calendar months after the date on which the transfer was lodged with the Company send notice of the refusal to each of the transferor and the transferee.

TRANSMISSION OF SHARES

47.	The legal personal representative of a deceased sole holder of a Share shall be the only Person recognised by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased survivor, shall be the only Person recognised by the Company as having any title to the Share.

48.	Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall, upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered himself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

49.	A Person becoming entitled to a Share by reason of the death or bankruptcy of a Shareholder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Shareholder, except that he shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company, provided however, that the Directors may at any time give notice requiring any such Person to elect either to be registered himself or to transfer the Share, and if the notice is not complied with within ninety (90) calendar days, the Directors may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

C-14

REGISTRATION OF EMPOWERING INSTRUMENTS

50.	The Company shall be entitled to charge a fee not exceeding one dollar (US$1.00) on the registration of every probate, letters of administration, certificate of death or marriage, power of attorney, notice in lieu of distringas, or other instrument.

ALTERATION OF SHARE CAPITAL

51.	The Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.

52.	The Company may by Ordinary Resolution:

(a)	increase its share capital by new Shares of such amount as it thinks expedient;

(b)	consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;

(c)	subdivide its Shares, or any of them, into Shares of an amount smaller than that fixed by the Memorandum, provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(d)	cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

53.	The Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorised by the Companies Act.

REDEMPTION, PURCHASE AND SURRENDER OF SHARES

54.	Subject to the provisions of the Companies Act and these Articles, the Company may:

(a)	issue Shares that are to be redeemed or are liable to be redeemed at the option of the Shareholder or the Company. The redemption of Shares shall be effected in such manner and upon such terms as may be determined, before the issue of such Shares, by either the Board or by the Shareholders by Ordinary Resolution;

(b)	purchase its own Shares (including any redeemable Shares) on such terms and in such manner and terms as have been approved by the Board or by the Shareholders by Ordinary Resolution, or are otherwise authorised by these Articles; and

C-15

(c)	make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Companies Act, including out of capital.

55.	The purchase of any Share shall not oblige the Company to purchase any other Share other than as may be required pursuant to applicable law and any other contractual obligations of the Company.

56.	The holder of the Shares being purchased shall be bound to deliver up to the Company the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him the purchase or redemption monies or consideration in respect thereof.

57.	The Directors may accept the surrender for no consideration of any fully paid Share.

TREASURY SHARES

58.	The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

59.	The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

GENERAL MEETINGS

60.	All general meetings other than annual general meetings shall be called extraordinary general meetings.

61.	(a)	The Company may (but shall not be obliged to) in each calendar year hold a general meeting as its annual general meeting and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as may be determined by the Directors.

(b)	At these meetings the report of the Directors (if any) shall be presented.

62.	(a)	The Chairman or the Directors (acting by a resolution of the Board) may call general meetings, and they shall, subject to below Article 62(b), on a Shareholders’ requisition as provided in below Article 62(b), forthwith proceed to convene an extraordinary general meeting of the Company.

(b)	A Shareholders’ requisition is a requisition of Members holding at the date of deposit of the requisition Shares which carry in aggregate not less than one-half (1/2) of all votes attaching to all the issued and outstanding Shares that as at the date of the deposit carry the right to vote at general meetings of the Company; provided always that the Founder beneficially owns more than one-half (1/2) of the total voting rights of the Company as at the date of the deposit of the requisition Shares.

(c)	The requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

C-16

(d)	If there are no Directors as at the date of the deposit of the Shareholders’ requisition, or if the Directors do not within twenty-one (21) calendar days from the date of the deposit of the requisition duly proceed to convene a general meeting to be held within a further twenty-one (21) calendar days, the requisitionists, or any of them representing more than one-half (1/2) of the total voting rights of all of them, may themselves convene a general meeting, but any meeting so convened shall not be held after the expiration of three (3) calendar months after the expiration of the said twenty-one (21) calendar days.

(e)	A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

NOTICE OF GENERAL MEETINGS

63.	At least seven (7) calendar days’ notice shall be given for any general meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify the place, the day and the hour of the meeting and the general nature of the business and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all the Shareholders (or their proxies) entitled to attend and vote thereat; and

(b)	in the case of an extraordinary general meeting, by holders of two-thirds (2/3) of the Shareholders having a right to attend and vote at the meeting, Present at the meeting or, in the case of a corporation or other non-natural person, represented by its duly authorised representative or proxy.

64.	The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

PROCEEDINGS AT GENERAL MEETINGS

65.	No business except for the appointment of a chairman for the meeting shall be transacted at any general meeting unless a quorum of Shareholders is Present at the time when the meeting proceeds to business. One or more Shareholders holding Shares which carry in aggregate (or representing by proxy) not less than one-third (1/3) of all votes attaching to all Shares in issue and entitled to vote at such general meeting, Present at the meeting, shall be a quorum for all purposes.

66.	If within half an hour from the time appointed for the meeting a quorum is not Present, the meeting shall be dissolved.

67.	If the Directors wish to make this facility available for a specific general meeting or all general meetings of the Company, attendance and participation in any general meeting of the Company may be by means of Communication Facilities. Without limiting the generality of the foregoing, the Directors may determine that any general meeting may be held as a Virtual Meeting. The notice of any general meeting at which Communication Facilities will be utilised (including any Virtual Meeting) must disclose the Communication Facilities that will be used, including the procedures to be followed by any Shareholder or other participant of the meeting who wishes to utilise such Communication Facilities for the purposes of attending and participating in such meeting, including attending and casting any vote thereat.

C-17

68.	The Chairman, if any, shall preside as chairman at every general meeting of the Company.

69.	If there is no such Chairman, or if at any general meeting he is not Present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman of the meeting, any Director or Person nominated by the Directors shall preside as chairman of that meeting, failing which the Shareholders Present shall choose any Person Present to be chairman of that meeting.

70.	The chairman of any general meeting (including any Virtual Meeting) shall be entitled to attend and participate at any such general meeting by means of Communication Facilities, and to act as the chairman of such general meeting, in which event the following provisions shall apply:

(a)	The chairman of the meeting shall be deemed to be Present at the meeting; and

(b)	If the Communication Facilities are interrupted or fail for any reason to enable the chairman of the meeting to hear and be heard by all other Persons participating in the meeting, then the other Directors Present at the meeting shall choose another Director Present to act as chairman of the meeting for the remainder of the meeting; provided that if no other Director is Present at the meeting, or if all the Directors Present decline to take the chair, then the meeting shall be automatically adjourned to the same day in the next week and at such time and place as shall be decided by the Board of Directors.

71.	The chairman of any general meeting at which a quorum is Present may with the consent of the meeting (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting, or adjourned meeting, is adjourned for fourteen (14) calendar days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

72.	The Directors may cancel or postpone any duly convened general meeting at any time prior to such meeting, except for general meetings requisitioned by the Shareholders in accordance with these Articles, for any reason or for no reason, upon notice in writing to Shareholders. A postponement may be for a stated period of any length or indefinitely as the Directors may determine.

73.	At any general meeting a resolution put to the vote of the meeting shall be decided by a poll.

74.	A poll shall be taken in such manner as the chairman of the meeting directs, and the result of the poll shall be deemed to be the resolution of the meeting.

C-18

75.	All questions submitted to a meeting shall be decided by an Ordinary Resolution except where a greater majority is required by these Articles or by the Companies Act. In the case of an equality of votes, the chairman of the meeting shall be entitled to a second or casting vote.

76.	A poll shall be taken forthwith or at such time as the chairman of the meeting directs.

VOTES OF SHAREHOLDERS

77.	Subject to any rights and restrictions for the time being attached to any Share, on a poll every Shareholder Present at the meeting shall have one (1) vote for each Class A Ordinary Share and fifty (50) votes for each Class B Ordinary Share of which such Shareholder is the holder.

78.	In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy (or, if a corporation or other non-natural person, by its duly authorised representative or proxy) shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register.

79.	Shares carrying the right to vote that are held by a Shareholder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may be voted by his committee, or other Person in the nature of a committee appointed by that court, and any such committee or other Person may vote in respect of such Shares by proxy.

80.	No Shareholder shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by him in respect of Shares carrying the right to vote held by him have been paid.

81.	On a poll votes may be given either personally or by proxy.

82.	Each Shareholder, other than a recognised clearing house (or its nominee(s)), may only appoint one proxy on a poll. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under Seal or under the hand of an officer or attorney duly authorised. A proxy need not be a Shareholder.

83.	An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

84.	The instrument appointing a proxy shall be deposited at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting, or in any instrument of proxy sent out by the Company not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote, provided that the Directors may in the notice convening the meeting, or in an instrument of proxy sent out by the Company, direct that the instrument appointing a proxy may be deposited at such other time (no later than the time for holding the meeting or adjourned meeting) at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting, or in any instrument of proxy sent out by the Company. The chairman of the meeting may in any event at his discretion direct that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted shall be invalid.

C-19

85.	A resolution in writing signed by all the Shareholders for the time being entitled to receive notice of and to attend and vote at general meetings of the Company (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS

86.	Any corporation which is a Shareholder or a Director may by resolution of its directors or other governing body authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a Class or of the Directors or of a committee of Directors, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder or Director.

DEPOSITARY AND CLEARING HOUSES

87.	If a recognised clearing house (or its nominee(s)) is a Member of the Company it may, by resolution of its directors or other governing body or by power of attorney, authorise such Person(s) as it thinks fit to act as its representative(s) at any general meeting of the Company or of any Class of Shareholders provided that, if more than one Person is so authorised, the authorisation shall specify the number and Class of Shares in respect of which each such Person is so authorised. A Person so authorised pursuant to this Article shall be entitled to exercise the same powers on behalf of the recognised clearing house (or its nominee(s)) which he represents as that recognised clearing house (or its nominee(s)) could exercise if it were an individual Member holding the number and Class of Shares specified in such authorisation.

DIRECTORS

88.	(a)	Unless otherwise determined by the Company in general meeting, the number of Directors shall not be less than three (3) and not be more than nine (9) Directors, the exact number of Directors to be determined from time to time by the Board of Directors.

(b)	The Board of Directors shall elect and appoint a Chairman by a majority of the Directors then in office. Once elected, the Chairman will hold office for an indefinite period unless and until removed in accordance with paragraph (f) below. The Chairman shall preside as chairman at every meeting of the Board of Directors. To the extent the Chairman is not present at a meeting of the Board of Directors within fifteen minutes after the time appointed for holding the same, the attending Directors may choose one of them to be the chairman of the meeting.

(c)	The Company may by Ordinary Resolution, appoint any person to be a Director.

(d)	The Board may, by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, appoint any person as a Director, to fill a casual vacancy on the Board.

(e)	An appointment of a Director may be on terms that the Director shall automatically retire from office (unless he has sooner vacated office) at the next or a subsequent annual general meeting or upon any specified event or after any specified period in a written agreement between the Company and the Director, if any; but no such term shall be implied in the absence of express provision. Each Director whose term of office expires shall be eligible for re-election at a meeting of the Shareholders or re-appointment by the Board, which may be created in accordance with Article 108.

C-20

(f)	A Director may be removed from office by Ordinary Resolution (except (A) when the Founder beneficially owns less than one-half (1/2) of the total voting rights of the Company, a Director may only be removed from office by Special Resolution and (B) with regard to the removal of a Director who is the Chairman, who may be removed from office by Special Resolution), notwithstanding anything in these Articles or in any agreement between the Company and such Director (but without prejudice to any claim for damages under such agreement).

(g)	The notice of any meeting at which a resolution to remove a Director shall be proposed or voted upon must contain a statement of the intention to remove that Director and such notice must be served on that Director not less than ten (10) calendar days before the meeting. Such Director is entitled to attend the meeting and be heard on the motion for his removal.

89.	The Board may, from time to time, and except as required by applicable law or Designated Stock Exchange Rules, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives of the Company and determine on various corporate governance related matters of the Company as the Board shall determine by resolution of Directors from time to time.

90.	A Director shall not be required to hold any Shares in the Company by way of qualification. A Director who is not a Member of the Company shall nevertheless be entitled to attend and speak at general meetings.

91.	The remuneration of the Directors may be determined by the Directors and may not be determined by the Members.

92.	The Directors shall be entitled to be paid for their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive such fixed allowance in respect thereof as may be determined by the Directors from time to time, or a combination partly of one such method and partly the other.

ALTERNATE DIRECTOR OR PROXY

93.	Any Director may in writing appoint another Person to be his alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director, but shall not be required to sign such written resolutions where they have been signed by the appointing director, and to act in such Director’s place at any meeting of the Directors at which the appointing Director is unable to be present. Every such alternate shall be entitled to attend and vote at meetings of the Directors as a Director when the Director appointing him is not personally present and where he is a Director to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him. Such alternate shall be deemed for all purposes to be a Director of the Company and shall not be deemed to be the agent of the Director appointing him. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them.

C-21

94.	Any Director may appoint any Person, whether or not a Director, to be the proxy of that Director to attend and vote on his behalf, in accordance with instructions given by that Director, or in the absence of such instructions at the discretion of the proxy, at a meeting or meetings of the Directors which that Director is unable to attend personally. The instrument appointing the proxy shall be in writing under the hand of the appointing Director and shall be in any usual or common form or such other form as the Directors may approve, and must be lodged with the chairman of the meeting of the Directors at which such proxy is to be used, or first used, prior to the commencement of the meeting.

POWERS AND DUTIES OF DIRECTORS

95.	Subject to the Companies Act, these Articles and any resolutions passed in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed.

96.	Subject to these Articles, the Directors may from time to time appoint any natural person or corporation, whether or not a Director to hold such office in the Company as the Directors may think necessary for the administration of the Company, including but not limited to, chief executive officer, one or more other executive officers, president, one or more vice presidents, treasurer, assistant treasurer, manager or controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any natural person or corporation so appointed by the Directors may be removed by the Directors. The Directors may also appoint one or more of them to the office of managing director upon like terms, but any such appointment shall ipso facto terminate if any managing director ceases for any cause to be a Director, or if the Company by Ordinary Resolution resolves that his tenure of office be terminated.

97.	The Directors may appoint any natural person or corporation to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may be removed by the Directors.

98.	The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

99.	The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorised signatory (any such Person being an “Attorney” or “Authorised Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in him.

C-22

100.	The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following Articles shall not limit the general powers conferred by this Article.

101.	The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any natural person or corporation to be a member of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any such natural person or corporation.

102.	The Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any natural person or corporation so appointed and may annul or vary any such delegation, but no Person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

103.	Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

BORROWING POWERS OF DIRECTORS

104.	The Directors may from time to time at their discretion exercise all the powers of the Company to raise or borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof, to issue debentures, debenture stock, bonds and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

THE SEAL

105.	The Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixing of the Seal. The Seal shall be affixed in the presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose and every Person as aforesaid shall sign every instrument to which the Seal is so affixed in their presence.

C-23

106.	The Company may maintain a facsimile of the Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixing of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such Person or Persons as the Directors shall for this purpose appoint and such Person or Persons as aforesaid shall sign every instrument to which the facsimile Seal is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed in the presence of and the instrument signed by a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose.

107.	Notwithstanding the foregoing, a Secretary or any assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

DISQUALIFICATION OF DIRECTORS

108.	The office of Director shall be vacated, if the Director:

(a)	becomes bankrupt or makes any arrangement or composition with his creditors;

(b)	dies or is found to be or becomes of unsound mind;

(c)	resigns his office by notice in writing to the Company; or

(d)	is removed from office pursuant to any other provision of these Articles.

PROCEEDINGS OF DIRECTORS

109.	The Directors may meet together (either within or outside the Cayman Islands) for the despatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. At any meeting of the Directors, each Director present in person or represented by his proxy or alternate shall be entitled to one vote. In case of an equality of votes the chairman of the meeting shall have a second or casting vote. A Director may, and a Secretary or assistant Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.

110.	A Director may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director is a member, by means of telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

111.	The quorum necessary for the transaction of the business of the Board may be fixed by the Directors, and unless so fixed, the quorum shall be a majority of Directors then in office. A Director represented by proxy or by an alternate Director at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present.

C-24

112.	A Director who is in any way, whether directly or indirectly, interested in a contract or transaction or proposed contract or transaction with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract or transaction which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made or transaction so consummated. Subject to the Designated Stock Exchange Rules and disqualification by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or transaction or proposed contract or transaction notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or transaction or proposed contract or transaction shall come before the meeting for consideration.

113.	A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting of the Directors whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

114.	Any Director may act by himself or through his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided that nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

115.	The Directors shall cause minutes to be made for the purpose of recording:

(a)	all appointments of officers made by the Directors;

(b)	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

116.	When the chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

117.	A resolution in writing signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be (an alternate Director, subject as provided otherwise in the terms of appointment of the alternate Director, being entitled to sign such a resolution on behalf of his appointer), shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors or his duly appointed alternate.

C-25

118.	The continuing Directors may act notwithstanding any vacancy in their body but if and for so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

119.	Subject to any regulations imposed on it by the Directors, a committee appointed by the Directors may elect a chairman of its meetings. If no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes after the time appointed for holding the meeting, the committee members present may choose one of them to be chairman of the meeting.

120.	A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

121.	All acts done by any meeting of the Directors or of a committee of Directors, or by any Person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or Person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such Person had been duly appointed and was qualified to be a Director.

PRESUMPTION OF ASSENT

122.	A Director who is present at a meeting of the Board of Directors at which an action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

DIVIDENDS

123.	Subject to any rights and restrictions for the time being attached to any Shares and otherwise as provided in these Articles, the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor.

124.	Subject to any rights and restrictions for the time being attached to any Shares and otherwise as provided in these Articles, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

C-26

125.	The Directors may, before recommending or declaring any dividend, set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall, in the absolute discretion of the Directors, be applicable for meeting contingencies or for equalising dividends or for any other purpose to which those funds may be properly applied, and pending such application may in the absolute discretion of the Directors, either be employed in the business of the Company or be invested in such investments (other than Shares of the Company) as the Directors may from time to time think fit.

126.	Any dividend payable in cash to the holder of Shares may be paid in any manner determined by the Directors. If paid by cheque it will be sent by mail addressed to the holder at his address in the Register, or addressed to such person and at such addresses as the holder may direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first on the Register in respect of such Shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company.

127.	Subject to other provisions of these Articles, the Directors may determine that a dividend shall be paid wholly or partly by the distribution of specific assets (which may consist of the shares or securities of any other company) and may settle all questions concerning such distribution. Without limiting the generality of the foregoing, the Directors may fix the value of such specific assets, may determine that cash payment shall be made to some Shareholders in lieu of specific assets and may vest any such specific assets in trustees on such terms as the Directors think fit.

128.	Subject to any rights and restrictions for the time being attached to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares. No amount paid on a Share in advance of calls shall, while carrying interest, be treated for the purposes of this Article as paid on the Share.

129.	If several Persons are registered as joint holders of any Share, any of them may give effective receipts for any dividend or other moneys payable on or in respect of the Share.

130.	No dividend shall bear interest against the Company.

131.	Any dividend unclaimed after a period of six calendar years from the date of declaration of such dividend may be forfeited by the Board of Directors and, if so forfeited, shall revert to the Company.

ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION

132.	The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.

133.	The books of account shall be kept at the Registered Office or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

134.	The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right to inspect any account or book or document of the Company except as conferred by law or authorised by the Directors or by Ordinary Resolution.

C-27

135.	The accounts relating to the Company’s affairs shall be audited in such manner and with such financial year end as may be determined from time to time by the Directors or failing any determination as aforesaid shall not be audited.

136.	The Directors may appoint an auditor of the Company who shall hold office until removed from office by a resolution of the Directors and may fix his or their remuneration.

137.	Every auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the auditors.

138.	The auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment, and at any time during their term of office, upon request of the Directors or any general meeting of the Members.

139.	The Directors in each calendar year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Companies Act and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

CAPITALISATION OF RESERVES

140.	Subject to the Companies Act, the Directors may:

(a)	resolve to capitalise an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), which is available for distribution;

(b)	appropriate the sum resolved to be capitalised to the Shareholders in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)	paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or

(ii)	paying up in full unissued Shares or debentures of a nominal amount equal to that sum,

and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid;

C-28

(c)	make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

(d)	authorise a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for either:

(i)	the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation, or

(ii)	the payment by the Company on behalf of the Shareholders (by the application of their respective proportions of the reserves resolved to be capitalised) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Shareholders; and

(e)	generally do all acts and things required to give effect to the resolution.

141.	Notwithstanding any provisions in these Articles and subject to the Companies Act, the Directors may resolve to capitalise an amount standing to the credit of reserves (including the share premium account, capital redemption reserve and profit and loss account) or otherwise available for distribution by applying such sum in paying up in full unissued Shares to be allotted and issued to:

(a)	employees (including Directors) or service providers of the Company or its Affiliates upon exercise or vesting of any options or awards granted under any share incentive scheme or employee benefit scheme or other arrangement which relates to such persons that has been adopted or approved by the Directors or the Members;

(b)	any trustee of any trust or administrator of any share incentive scheme or employee benefit scheme to whom shares are to be allotted and issued by the Company in connection with the operation of any share incentive scheme or employee benefit scheme or other arrangement which relates to such persons that has been adopted or approved by the Directors or Members; or

(c)	service providers of the Company or its Affiliates upon exercise or vesting of any options or awards granted under any share incentive scheme or employee benefit scheme or other arrangement which relates to such persons that has been adopted or approved by the Directors or the Members.

SHARE PREMIUM ACCOUNT

142.	The Directors shall in accordance with the Companies Act establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

C-29

143.	There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the discretion of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Companies Act, out of capital.

NOTICES

144.	Except as otherwise provided in these Articles, any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by posting it by airmail or a recognised courier service in a prepaid letter addressed to such Shareholder at his address as appearing in the Register, or by electronic mail to any electronic mail address such Shareholder may have specified in writing for the purpose of such service of notices, or by facsimile to any facsimile number such Shareholder may have specified in writing for the purpose of such service of notices, or by placing it on the Company’s Website should the Directors deem it appropriate. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

145.	Any Shareholder Present at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

146.	Any notice or other document, if served by:

(a)	post, shall be deemed to have been served five (5) calendar days after the time when the letter containing the same is posted;

(b)	facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;

(c)	recognised courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service; or

(d)	electronic means, shall be deemed to have been served immediately (i) upon the time of the transmission to the electronic mail address supplied by the Shareholder to the Company or (ii) upon the time of its placement on the Company’s Website.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

147.	Any notice or document delivered or sent by post to or left at the registered address of any Shareholder in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless his name shall at the time of the service of the notice or document have been removed from the Register as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him) in the Share.

C-30

148.	Notice of every general meeting of the Company shall be given to:

(a)	all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and

(b)	every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

No other Person shall be entitled to receive notices of general meetings.

INFORMATION

149.	Subject to the relevant laws, rules and regulations applicable to the Company, no Member shall be entitled to require discovery of any information in respect of any detail of the Company’s trading or any information which is or may be in the nature of a trade secret or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Board would not be in the interests of the Members of the Company to communicate to the public.

150.	Subject to due compliance with the relevant laws, rules and regulations applicable to the Company, the Board shall be entitled to release or disclose any information in its possession, custody or control regarding the Company or its affairs to any of its Members including, without limitation, information contained in the Register and transfer books of the Company.

INDEMNITY

151.	Every Director (including for the purposes of this Article any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant Secretary, or other officer for the time being and from time to time of the Company (but not including the Company’s auditors) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own dishonesty, willful default or fraud, in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere.

152.	No Indemnified Person shall be liable:

(a)	for the acts, receipts, neglects, defaults or omissions of any other Director or officer or agent of the Company; or

C-31

(b)	for any loss on account of defect of title to any property of the Company; or

(c)	on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or

(d)	for any loss incurred through any bank, broker or other similar Person; or

(e)	for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f)	for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto;

unless the same shall happen through such Indemnified Person’s own dishonesty, willful default or fraud.

FINANCIAL YEAR

153.	Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31 December in each calendar year and shall begin on 1 January in each calendar year.

NON-RECOGNITION OF TRUSTS

154.	No Person shall be recognised by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Companies Act requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Shareholder registered in the Register.

WINDING UP

155.	If the Company shall be wound up the liquidator may, with the sanction of a Special Resolution of the Company and any other sanction required by the Companies Act, divide amongst the Members in species or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for that purpose value any assets and, subject to Article 156, determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

156.	If the Company shall be wound up, and the assets available for distribution amongst the Members shall be insufficient to repay the whole of the share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them. If in a winding up the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise. This Article is without prejudice to the rights of the holders of Shares issued upon special terms and conditions.

C-32

AMENDMENT OF ARTICLES OF ASSOCIATION

157.	Subject to the Companies Act, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

CLOSING OF REGISTER OR FIXING RECORD DATE

158.	For the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at any meeting of Shareholders or any adjournment thereof, or those Shareholders that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Shareholder for any other purpose, the Directors may provide that the Register shall be closed for transfers for a stated period which shall not exceed in any case thirty (30) calendar days in any calendar year.

159.	In lieu of or apart from closing the Register, the Directors may fix in advance a date as the record date for any such determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of the Shareholders and for the purpose of determining those Shareholders that are entitled to receive payment of any dividend the Directors may, at or within ninety (90) calendar days prior to the date of declaration of such dividend, fix a subsequent date as the record date for such determination.

160.	If the Register is not so closed and no record date is fixed for the determination of those Shareholders entitled to receive notice of, attend or vote at a meeting of Shareholders or those Shareholders that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof.

REGISTRATION BY WAY OF CONTINUATION

161.	The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

DISCLOSURE

162.	The Directors, or any service providers (including the officers, the Secretary and the Registered Office provider of the Company) specifically authorised by the Directors, shall be entitled to disclose to any regulatory or judicial authority or to any stock exchange on which securities of the Company may from time to time be listed any information regarding the affairs of the Company including without limitation information contained in the Register and books of the Company.

C-33

EXCLUSIVE FORUM

163.	For the avoidance of doubt and without limiting the jurisdiction of the courts of the Cayman Islands to hear, settle and/or determine disputes related to the Company, the courts of the Cayman Islands shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other employee of the Company to the Company or the Members, (iii) any action asserting a claim arising pursuant to any provision of the Companies Act or these Articles including but not limited to any purchase or acquisition of Shares, security or guarantee provided in consideration thereof, or (iv) any action asserting a claim against the Company which if brought in the United States of America would be a claim arising under the internal affairs doctrine (as such concept is recognised under the laws of the United States from time to time).

164.	Unless the Company consents in writing to the selection of an alternative forum, the United States District Court for the Southern District of New York (or, if the United States District Court for the Southern District of New York lacks subject matter jurisdiction over a particular dispute, the state courts in New York County, New York) shall be the exclusive forum within the United States for the resolution of any complaint asserting a cause of action arising out of or relating in any way to the federal securities laws of the United States, regardless of whether such legal suit, action, or proceeding also involves parties other than the Company. Any person or entity purchasing or otherwise acquiring any Share or other securities in the Company, or purchasing or otherwise acquiring the Shares issued pursuant to deposit agreements, cannot waive compliance with the federal securities laws of the United States and the rules and regulations thereunder with respect to claims arising under the Securities Act and shall be deemed to have notice of and consented to the provisions of this Article. Without prejudice to the foregoing, if the provision in this Article is held to be illegal, invalid or unenforceable under applicable law, the legality, validity or enforceability of the rest of these Articles shall not be affected and this Article shall be interpreted and construed to the maximum extent possible to apply in the relevant jurisdiction with whatever modification or deletion may be necessary so as best to give effect to the intention of the Company.

C-34

ANNEX D – NEW ELONG’S EQUITY INCENTIVE PLAN

Elong Power Holding Limited

2024 Long-Term Incentive Equity Plan

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the Elong Power Holding Limited 2024 Long-Term Incentive Equity Plan (“Plan”) is to enable Elong Power Holding Limited (the “Company”) to offer to its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of the Ordinary Shares, thereby strengthening their commitment to the Company and aligning their interests with those of the Company’s shareholders. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the written award agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award granted under the Plan. Any Agreement is subject to the terms and conditions of the Plan.

(b) “Board” means the board of directors of the Company.

(c) “Cause” means (a) the definition of such term as set forth in the applicable Agreement or in a Holder’s employment or service agreement with the Company or a Subsidiary, or (b) if no such agreement exists, (i) such Holder’s commission of a felony or a crime involving moral turpitude, of a material violation of state or federal securities laws, or of any other act involving fraud, dishonesty, willful malfeasance or material fiduciary breach with respect to the Company or a Subsidiary; (ii) such Holder’s gross negligence or willful misconduct with respect to the Company or a Subsidiary; (iii) such Holder’s conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Subsidiaries; (iv) such Holder’s material breach of any agreement with the Company or an affiliate, or a material violation of the Company’s or a Subsidiary’s code of conduct or other written policy; or (v) in the case of an employee or consultant, such Holder’s failure to perform such duties as are reasonably requested by the Board. Except as otherwise provided in a Holder’s employment or service agreement, the determination that a termination of a Holder’s Continuous Service is either for Cause or without Cause shall be made by the Board in its sole discretion.

(d) “Change of Control” means (a) a transaction or series of related transactions in which a person or entity, or a group of related persons or entities (other than any shareholders or any affiliates thereof), acquires shares representing more than fifty percent (50%) of the aggregate voting power of total issued and outstanding share capital of the Company, (b) a merger or consolidation in which the Company is a constituent party or a Subsidiary of the Company is a constituent party and the Company issues any class of shares pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a Subsidiary of the Company in which the shares issued and outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares that represent, immediately following such merger or consolidation, at least a majority of the aggregate voting power of total issued and outstanding share capital of (i) the surviving or resulting corporation or (ii) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation, or (c) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any Subsidiary of all or substantially all the assets of the Company and its Subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more Subsidiaries if all or substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by such Subsidiary or Subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly-owned Subsidiary.

D-1

(e) “Circular 7” means the Circular on Issues Concerning the Administration of Foreign Exchange Used for Domestic Individuals’ Participation in Equity Incentive Plans of Overseas Listed Companies (关于境内个人参与境外上市公司股权激励计划外汇管理有关问题的通知) issued by State Administration of Foreign Exchange in February 2012.

(f) “Circular 37” means the Circular on Issues Concerning the Foreign Exchange Administration over the Overseas Investment and Financing and Round-trip Investment by Domestic Residents via Special Purpose Vehicles (关于境内居民通过特殊目的公司境外投融资及返程投资外汇管理有关问题的通知) issued by State Administration of Foreign Exchange in July 2014.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any section of the Code shall be deemed to include any Treasury regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations, or guidance.

(h) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(i) “Company” means Elong Power Holding Limited, a Cayman Islands exempted company.

(j) “Continuous Service” means that the Holder’s service with the Company or a Subsidiary, whether as an employee, officer, director or consultant, is not interrupted or terminated. A change in the capacity in which the Holder renders service to the Company or a Subsidiary as an employee, officer, director, or consultant or a change in the entity for which the Holder renders such service, provided that there is no interruption or termination of the Holder’s service with the Company or a Subsidiary, shall not terminate a Holder’s Continuous Service; provided, however, if the entity for which a Holder is rendering service ceases to qualify as a Subsidiary, as determined by the Board in its sole discretion, such Holder’s Continuous Service shall be considered to have terminated on the date such entity ceases to qualify as a Subsidiary. For example, a change in status from an employee of the Company to a consultant of an affiliate or to a director shall not constitute an interruption of Continuous Service.

D-2

(k) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(l) “Effective Date” means the date determined pursuant to Section 11.1.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

(n) “Fair Market Value” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Ordinary Shares are listed on a national securities exchange or any other trading or quotation system, the last sale price of the Ordinary Shares in the principal trading market for the Ordinary Shares on such date, as reported by such exchange or trading or quotation system or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the fair market value of the Ordinary Shares cannot be determined pursuant to clause (i) above, such price as the Committee shall determine, in good faith in a manner that complies with Section 409A of the Code.

(o) “Holder” means a person who has received an award under the Plan.

(p) “Incentive Share Option” means any Share Option intended to be and designated by the Committee as an “incentive stock option” within the meaning of Section 422 of the Code and that otherwise meets the requirements set forth in the Plan.

(q) “Non-qualified Share Option” means any Share Option that is not an Incentive Share Option.

(r) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(s) “Ordinary Shares” means the class A ordinary shares of a par value of US$0.00001 each in the share capital of the Company.

(t) “Other Share-Based Award” means an award under Section 8 that is payable by delivery of Ordinary Shares or that is valued in whole or in part by reference to, or is otherwise based upon, Ordinary Shares.

(u) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(v) “Plan” means this Elong Power Holding Limited 2024 Long-Term Incentive Equity Plan, as hereinafter amended from time to time.

(w) “Repurchase Value” shall mean (i) if the award is to be settled under Section 2.2(a)(v) or repurchased under Section 5.3(g), the Fair Market Value, if the award is comprised of Ordinary Shares, or the difference between the Fair Market Value and the Exercise Price (if lower than the Fair Market Value), if the award is a Share Option or Share Appreciation Right, in each case, multiplied by the number of shares subject to the award, or (ii) if the award is to be repurchased under Section 9.1, the value of such award based upon the price per Ordinary Share received or to be received by other shareholders of the Company in the event, if the award is comprised of Ordinary Shares, or the difference between (1) the value of such award based upon the price per Ordinary Share received or to be received by other shareholders of the Company in the event and (2) the exercise price (if lower than such value), if the award is a Share Option or Share Appreciation Right, in each case multiplied by the number of shares subject to the award.

D-3

(x) “Restricted Shares” means Ordinary Shares received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(y) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the Holder would have otherwise had to pay to exercise the related Share Option or (b) if a Share Appreciation Right is granted unrelated to a Share Option, the Fair Market Value of an Ordinary Share on the date of grant of the Share Appreciation Right, in either case, multiplied by the number of shares for which the Share Appreciation Right is exercised.

(z) “Service Agreement” means the employment agreement or other service agreement with the Company by which a Holder is bound.

(aa) “Share Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, a number of Ordinary Shares equal to the SAR Value divided by the Fair Market Value (on the exercise date) as determined under Section 6 and subject to the conditions thereof as well as the applicable Agreement.

(bb) “Share Option” or “Option” means any option to purchase Ordinary Shares which is granted pursuant to Section 5 of the Plan.

(cc) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by the Committee. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee.

(a) The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Share Options, (ii) Share Appreciation Rights, (iii) Restricted Shares, and/or (iv) Other Share-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(i) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Share Options, Share Appreciation Rights, Restricted Shares and/or Other Share-Based Awards may from time to time be awarded hereunder;

(ii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

D-4

(iii) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(iv) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

(v) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

(b) The Committee may not modify or amend any outstanding Option or Share Appreciation Right to reduce the exercise price of such Option or Share Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Share Appreciation Right. In addition, no Option or Share Appreciation Right may be granted in exchange for the cancellation or surrender of an Option or Share Appreciation Right or other award having a higher exercise price.

2.3. Interpretation of Plan.

(a) Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Decisions Final. Any decision, interpretation, or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding, and conclusive on the Company and all employees and their respective heirs, executors, administrators, successors, and assigns.

(c) Incentive Share Options. The terms of any Incentive Share Option granted under the Plan shall comply with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Share Options (including but not limited to Share Appreciation Rights granted in conjunction with an Incentive Share Option) or any Agreement providing for Incentive Share Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan or any Incentive Share Option under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Share Option under such Section 422. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Share Options shall be subject to the special terms and conditions applicable to Incentive Share Options as described in this Plan, including but not limited to, Section 5, and for the avoidance of doubt, if Ordinary Share acquired by exercise of an Incentive Share Option are disposed of within two years following the date the Incentive Share Option is granted or one year following the issuance of such Ordinary Shares to the Holder upon exercise, the Holder shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

D-5

2.4. Indemnification. In addition to such other rights of indemnification as they may have as directors or members of the Committee, and to the extent allowed by Cayman Islands law, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit, or proceeding or in connection with any appeal therein, to which the members of the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any award granted under the Plan, and against all amounts paid by the members of the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the members of the Committee in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member of the Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit, or proceeding, such members of the Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding. The Company shall advance expenses to members of the Committee in connection with the Company’s indemnification obligations hereunder; provided that such member agrees in writing to reimburse the Company for such advances if such member if ultimately not entitled to indemnification hereunder.

Section 3. Shares Subject to Plan.

3.1. Number of Shares. The total number of Ordinary Shares reserved and available for issuance under the Plan shall be [●]1 Ordinary Shares (the “Shares”), subject to adjustment pursuant to Section 3.3. The Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. Notwithstanding the limit in the first sentence of this Section 3.1, the total number of Shares reserved and available for issuance under the Plan will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2025 and ending on (and including) January 1, 2034, in an amount equal to 5% of the total number of Ordinary Shares issued and outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the total number of Shares for such year or that the increase in the total number of Shares for such year will be a lesser number of Ordinary Shares than would otherwise occur pursuant to the preceding sentence. The aggregate number of Shares that may be issued with respect to any Incentive Share Option shall not exceed [●]1 Shares (subject to any increase or decrease pursuant to Section 3.1).

3.2. Share Recycling. If any Shares that have been granted pursuant to a Share Option cease to be subject to a Share Option, or if any Shares that are subject to any Share Appreciation Right, Restricted Share award or Other Share-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Ordinary Shares, such Shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any Shares surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

1 15% of the outstanding Elong Ordinary Shares after the Closing.

D-6

3.3. Adjustment Upon Changes in Capitalization, Etc. In the event of any share dividend payable on Ordinary Shares, share split or reverse share split, combination or exchange of shares, or other extraordinary or unusual event which results in a change in the Ordinary Shares of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price), in the aggregate number of shares reserved for issuance under the Plan or in any other amount denominated in shares under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

3.4. Individual Limits. Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 10% of the total number of Shares (as defined below) issued and issuable under this Plan. The maximum aggregate amount of cash and value of awards (calculated based on grant date fair value of the awards for financial reporting purposes) granted in any calendar year to any individual non-employee director in his or her capacity as a non-employee director shall not exceed US$750,000. The Board may make additional exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation. For the avoidance of doubt, this limitation shall not apply to cash or awards granted to the non-employee director in his or her capacity as an advisor or consultant to the Company.

Section 4. Eligibility. Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company, and who are qualified to receive Shares pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”). No Incentive Share Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Share Options.

5.1. Grant and Exercise. Share Options granted under the Plan may be of two types: (i) Incentive Share Options and (ii) Non-qualified Share Options. The Agreement pertaining to an Option shall designate such Option as an Incentive Share Option or a Non-qualified Share Option. All Options granted under the Plan shall be Non-qualified Share Options unless the applicable Agreement expressly states that the Option is intended to be an Incentive Share Option. Any Share Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Share Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Share Options or Non-qualified Share Options, or both types of Share Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Share Option intended to qualify as an Incentive Share Option does not so qualify, it shall constitute a separate Non-qualified Share Option appropriately granted under the Plan. The Company shall have no liability to any Holder, or to any other person, if an Option (or any portion thereof) that is intended to be an Incentive Share Option fails to qualify as an Incentive Share Option at any time or if an Option (or any portion thereof) is determined to constitute “nonqualified deferred compensation” under Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

D-7

5.2. Terms and Conditions. Share Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term during which a Share Option may be exercised shall be fixed by the Committee and set forth in the applicable Agreement; provided, that an Incentive Share Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant; provided, further, that an Incentive Share Option granted to an optionee who, at the time of grant, owns shares representing more than 10% of the aggregate voting power of the total issued and outstanding share capital of the Company (“10% Shareholder”), may only be exercised within five years of the date of grant.

(b) Exercise Price. The exercise price per Ordinary Share purchasable under a Share Option shall be determined by the Committee as of the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of an Ordinary Share); provided, that the exercise price of an Incentive Share Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Share Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Share Options be exercisable only in installments, i.e., that they vest over time, typically over a three-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines. Notwithstanding the foregoing, in the case of an Incentive Share Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Share Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed US$100,000. To the extent that the aggregate fair market value of Ordinary Shares with respect to which Incentive Share Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds US$100,000, such Options will be treated as Non-qualified Share Options to the extent required by Section 422 of the Code.

D-8

5.3. Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Share Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of Ordinary Shares to be purchased, as provided in the applicable Agreement. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in Ordinary Shares (including Restricted Shares and other contingent awards under this Plan) or partly in cash and partly in such Ordinary Shares, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver share certificates for Ordinary Shares with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). No Ordinary Shares shall be issued pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company and the Holder has paid to the Company (or otherwise arranged for satisfaction of any required tax withholding in accordance with Section 12.6) an amount equal to any and all Federal, state, local, and non-U.S. income, employment, and any other applicable taxes that are required to be withheld in accordance with Section 12.6 of the Plan. The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Share Option by irrevocably authorizing a third party to sell Ordinary Shares (or a sufficient portion of the shares) acquired upon exercise of the Share Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes that are required to be withheld in accordance with Section 12.6 of the Plan and resulting from such exercise. The Committee may also permit a Holder to pay the exercise price upon exercise of a Share Option pursuant to net exercise procedures as determined by the Committee, provided, however, that, with respect to Incentive Share Options, all such discretionary determinations shall be made by the Committee at the time of grant and specified in the Agreement.

(a) Share Payments. Payments in the form of Ordinary Shares shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of share certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(b) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Share Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Share Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Share Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s Immediate Family (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-qualified Share Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Share Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

D-9

(c) Termination by Reason of Death. If a Holder’s Continuous Service terminates by reason of death, any Share Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Share Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Share Option, whichever period is shorter.

(d) Termination by Reason of Disability. If a Holder’s Continuous Service terminates by reason of Disability, any Share Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Share Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Share Option, whichever period is shorter.

(e) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s Continuous Service terminates due to Normal Retirement, any Share Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Share Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Share Option, whichever period is shorter.

(f) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s Continuous Service terminates for any reason other than death, Disability or Normal Retirement, any Share Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s Continuous Service is terminated by the Company or a Subsidiary without Cause (or, if such term is defined in the applicable Agreement or in a Holder’s employment or service agreement with the Company or a Subsidiary, by the Holder for “good reason”) the portion of such Share Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Share Option, whichever period is shorter.

(g) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Share Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(h) Rights as Shareholder. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be issued to the Holder upon the exercise of the Option.

D-10

Section 6. Share Appreciation Rights.

6.1. Grant and Exercise. Subject to the terms and conditions of the Plan and such other conditions not inconsistent with the Plan as may be reflected in the applicable Agreement, the Committee may grant Share Appreciation Rights in tandem with an Option or alone and unrelated to an Option, in each case, to be evidenced by an Agreement reflecting the award grant. The Committee may grant Share Appreciation Rights to Holders who have been or are being granted Share Options under the Plan as a means of allowing such Holders to exercise their Share Options without the need to pay the exercise price in cash. In the case of a Non-qualified Share Option, a Share Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Share Option. In the case of an Incentive Share Option, a Share Appreciation Right may be granted only at the time of the grant of such Incentive Share Option.

6.2. Terms and Conditions. Share Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Share Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Share Appreciation Rights granted in tandem with an Incentive Share Option, to the limitations, if any, imposed by the Code with respect to related Incentive Share Options.

(b) Termination. All or a portion of a Share Appreciation Right granted in tandem with a Share Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Share Option.

(c) Method of Exercise. Share Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Share Appreciation Rights granted in tandem with a Share Option, by surrendering the applicable portion of the related Share Option. Upon exercise of all or a portion of a Share Appreciation Right and, if applicable, surrender of the applicable portion of the related Share Option, the Holder shall be entitled to receive a number of Ordinary Shares equal to the SAR Value divided by the Fair Market Value on the date the Share Appreciation Right is exercised, less an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes that are required to be withheld in accordance with Section 12.6.

(d) Shares Available Under Plan. The granting of a Share Appreciation Right in tandem with a Share Option shall not affect the number of Ordinary Shares available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of Ordinary Shares acquirable upon exercise of the Share Option to which such Share Appreciation Right relates.

Section 7. Restricted Shares.

7.1. Grant. Each Restricted Share grant shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Agreement. Restricted Shares may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Shares will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

D-11

7.2. Terms and Conditions. Each Restricted Share award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Shares, when issued, will be represented by a share certificate or certificates registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, share certificates representing the Restricted Shares and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Shares (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such share certificates shall be deposited by the Holder with the Company, together with instruments of transfer, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Shares shall constitute issued and outstanding Ordinary Shares for all corporate purposes. Subject to the restrictions set forth in this Section 7, Section 12.6 of the Plan and the applicable Agreement, a Holder generally shall have the rights and privileges of a shareholder as to the Restricted Shares, including that the Holder will have the right to vote such Restricted Shares and to exercise all other rights, powers and privileges of a holder of Ordinary Shares with respect to such Restricted Shares, with the exceptions that (i) the Holder will not be entitled to delivery of the share certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the share certificate or certificates representing the Restricted Shares during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Shares and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Shares shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested. Any such Restricted Shares and Retained Distributions that do not vest shall be forfeited and the Holder shall not thereafter have any rights with respect to such Restricted Shares and Retained Distributions that shall have been so forfeited.

Section 8. Other Share-Based Awards. Other Share-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Ordinary Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, Ordinary Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into Ordinary Shares and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Share-Based Awards may include performance shares or options, whose award is tied to specific performance criteria. Other Share-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Share-Based Award shall be subject to such terms and conditions as may be determined by the Committee, subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Agreement evidencing such award.

D-12

Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions. In the event of a Change of Control that has not been authorized or otherwise approved by the Board, the vesting periods of any and all Share Options and other awards granted and outstanding under the Plan shall be accelerated and all such Share Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Ordinary Shares subject to such Share Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Share Options and awards, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

9.2. Approved Transactions. In the event of a Change of Control that has been approved by the Board, the Committee may (i) accelerate the vesting of any and all Share Options and other awards granted and outstanding under the Plan, and/or declare that all performance goals have been achieved at a specified target level and all other terms and conditions have been met, (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award, (iii) cancel any Share Option or Share Appreciation Right in exchange for a substitute option or share appreciation right in a manner consistent with the requirements of Treas. Reg. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable, (notwithstanding the fact that the original Share Option may never have been intended to satisfy the requirements for treatment as an Incentive Share Option) or (iv) cancel any Restricted Shares in exchange for restricted shares of any successor corporation. Notwithstanding the foregoing, the Committee shall not take any action pursuant to this Section 9 that would (i) cause any Option intended to qualify as an Incentive Share Option to fail to so qualify, (ii) cause an Option that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or (iii) cause an Option that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A of the Code.

9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination. The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

D-13

Section 11. Term of Plan.

11.1. Effective Date. The Effective Date of the Plan shall be the date on which the Plan is adopted by the Board. Awards may be granted under the Plan at any time after the Effective Date and before the date fixed herein for termination of the Plan; provided, however, that if the Plan is not approved within one year from the Effective Date by the affirmative vote of the holders of a simple majority of the votes attaching to the issued and outstanding shares of the Company cast at a duly held general meeting of the Company at which a quorum is present, then (i) no Incentive Share Options may be granted hereunder and (ii) all Incentive Share Options previously granted hereunder shall be automatically converted into Non-qualified Share Options.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Share Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s Continuous Service is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s Continuous Service is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Share Option, whichever is later. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

D-14

(b) Termination for Cause. If a Holder’s Continuous Service is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s Continuous Service is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4. Investment Representations; Company Policy. The Committee may require each person acquiring Ordinary Shares pursuant to a Share Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring Ordinary Shares pursuant to a Share Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Share Options and the awarding of Ordinary Shares and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for state and/or Federal income tax purposes (or any earlier date as required pursuant to any applicable laws and regulations) with respect to any Share Option or other award under the Plan, the Holder shall be required to pay in full to the Company or the Holder’s employer (if not the Company), or make alternative arrangements satisfactory to the Committee, for the payment of any Federal, state and local income, employment, and/or other taxes of any kind required by law to be withheld or paid with respect to such an award. If permitted by the Committee, tax withholding or payment obligations may be settled with Ordinary Shares, including Ordinary Shares that are part of the award that gives rise to the withholding requirement. If such tax obligations are satisfied through the withholding of Ordinary Shares that are otherwise issuable to the Holder pursuant to an award granted (or through the surrender of Ordinary Shares by the Holder to the Company), the number of Ordinary Shares that may be so withheld (or surrendered) shall be limited to the number of Ordinary Shares that have an aggregate Fair Market Value on the date of withholding equal to the aggregate amount of such tax liabilities as determined by the Company. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to withhold and deduct any such taxes or withholdings from any award granted or any payment of any kind relating to an award under this Plan, including from a distribution of Ordinary Shares, otherwise due to the Holder from the Company or any Subsidiary.

D-15

12.7. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the Cayman Islands (without regard to choice of law provisions).

12.8. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.9. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.10. Applicable Laws. The obligations of the Company with respect to all Share Options, Share Appreciation Rights, Restricted Shares, Other Share-Based Awards, and any other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such consents, registrations, filings and approvals by any governmental agencies as may be required, including, without limitation, the Securities Act and any applicable PRC laws and regulation with respect to tax, foreign exchange (including, without limitation, the Circular 7 and Circular 37) and offshore listing, and (ii) the rules and regulations of any securities exchange on which the Ordinary Shares may be listed.

12.11. Conflicts. If any provision of the Plan or any Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Holder or award granted under the Plan, or would disqualify the Plan or any award granted under the Plan under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the award granted under the Plan, such provision shall be stricken as to such jurisdiction, Holder or award granted under the Plan and the remainder of the Plan and any such award shall remain in full force and effect. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code (with respect to Incentive Share Options), then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein or therein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Share Option cannot so qualify, that Option (to that extent) shall be deemed a Non-qualified Share Option for all purposes of the Plan. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions in any Agreement shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein. Further, the applicable provisions of the nonqualified-deferred compensation rules under Section 409A of the Code are hereby incorporated by reference and shall control over any Plan or Agreement provision in conflict therewith.

D-16

12.12. Certain Awards Deferring or Accelerating the Receipt of Compensation. Some of the awards that may be granted pursuant to the Plan may be considered to be “nonqualified deferred compensation” subject to Section 409A of the Code. It is the general intention, but not the obligation, of the Committee that all awards granted, and all Agreements entered into, under the Plan either will qualify for an exemption or exception or will comply with the requirements of Section 409A of the Code. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend that the Plan and any applicable Agreement comply with and meet all of the requirements of Section 409A of the Code or qualify for an exception thereto, and shall include such provisions in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exemption or exception thereto. In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Holder on account of non-compliance with Section 409A of the Code. Notwithstanding any provision of the Plan or any Agreement to the contrary, in the event that the Committee determines that any award is or may become subject to Section 409A of the Code, the Committee may amend the Plan and the related Agreements without the consent of the Holder or adopt other policies and procedures (including amendments, policies and procedures with retroactive effective dates), or take any other action that the Committee determines to be necessary or appropriate to either comply with Code Section 409A or to exclude or exempt the Plan or any award granted under the Plan, and any Agreement related thereto, from the requirements of Section 409A of the Code. Notwithstanding any contrary provision in this Plan or any award hereunder, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under this Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the award) upon expiration of such delay period.

12.13. Non-Registered Shares. The Ordinary Shares to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Ordinary Shares or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Ordinary Shares on a national securities exchange or any other trading or quotation system.

12.14. Tax Withholding; Sell to Cover. If requested by a Holder at the time of issuance of any award and if approved by the Committee, in connection with the settlement of any vested award, the Company shall issue the Ordinary Shares subject to the award to a broker designated by the Company and acting on behalf and for the account of the Holder with instructions to (i) sell a number of such Ordinary Shares sufficient to satisfy the applicable withholding taxes which arise in connection with such settlement; provided, that the amount sold does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment, along with any applicable third-party commission, and (ii) remit the proceeds of such sale to the Company. In the event the sale proceeds are insufficient to fully satisfy the applicable withholding taxes, such Holder authorizes withholding from payroll and any other amounts payable to the Holder, in the same calendar year, and otherwise agrees to make adequate provision through the submission of cash, a check or its equivalent for any sums required to satisfy the applicable withholding taxes. Unless the withholding tax obligations of the Company and/or any affiliate thereof are satisfied, the Company shall have no obligation to issue any Ordinary Shares on the Holder’s behalf pursuant to the vesting of the award.

D-17

12.15. Clawbacks. All awards, amounts, or benefits received or outstanding under this Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy or any applicable law related to such actions. The Holder’s acceptance of an award under the Plan will constitute acknowledgement of and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to the Holder, whether adopted before or after the Effective Date, and any applicable law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Holder’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.

12.16. Section 16(b) of the Exchange Act. It is the intent of the Company that this Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Holders will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of this Plan would conflict with the intent expressed in this Section 12.16, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

12.17. Data Privacy. As a condition of receipt of any award, each Holder explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 12.17 by and among, as applicable, the Company and its affiliates, for the exclusive purpose of implementing, administering, and managing this Plan and awards and the Holder’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its affiliates may hold certain personal information about a Holder, including, but not limited to, the Holder’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of this Plan and awards and the Holder’s participation in this Plan, the Company and its affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of this Plan and awards and the Holder’s participation in this Plan. Recipients of the Data may be located in the Holder’s country or elsewhere, and the Holder’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of this Plan and awards and the Holder’s participation in this Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage this Plan and awards and the Holder’s participation in this Plan. A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Holder’s eligibility to participate in this Plan, and in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

12.18. Successor and Assigns. This Plan shall be binding on all successors and permitted assigns of a Holder, including, without limitation, the estate of such Holder and the executor, administrator, or trustee of such estate.

12.19. Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

12.20. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

D-18

ANNEX E – NEWBRIDGE FAIRNESS OPINION

February 28th, 2024

PRIVATE & CONFIDENTIAL

For the Board of Directors of TMT Acquisition Corp (NASDAQ:TMTC)

420 Lexington Avenue, Suite 2446, New York, NY 10170 | United States

We understand that TMT Acquisition Corp. (NASDAQ:TMTC), a publicly traded blank check company incorporated as a Cayman Islands, exempted company (“TMTC”), is considering a structural update to its intended business combination with Elong Power, a privately-held company incorporated as a Cayman Islands, exempted company (the “Company” or “EP”, and together with TMTC, collectively, the “Parties”). We understand that although the technical mechanics of the business combination have changed, the implied equity value of EP has not.

■	On November 30, 2023, we presented our valuation methodologies underlying our fairness opinion to TMTC’s Board of Directors, based on the prior structure of the intended business combination as described in the draft of the Merger Agreement (as defined below). We issued a prior fairness opinion based on that draft on December 1, 2023.

■	On December 1, 2023, TMTC entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among EP and TMT Merger Sub, Inc., a Cayman Islands exempted company and wholly-owned subsidiary of TMTC.

■	After signing the Merger Agreement, EP and TMTC decided to amend the deal structure and began negotiations to amend the Merger Agreement. Pursuant to the terms of that certain resulting Amended and Restated Agreement and Plan of Merger (the “A&R Merger Agreement”), by and among EP, TMTC and eLong Power, Inc., a Cayman Islands exempted company and wholly-owned subsidiary of EP “Merger Sub”), the Parties intend to effect a business combination transaction whereby (a) Merger Sub which will merge with and into TMTC, so that upon the Merger, TMTC will continue as the surviving entity (the “Merger”) and (b) EP shall acquire each issued and outstanding share of TMTC from the shareholders of TMTC in exchange for a pro rata number of EP Class A ordinary shares (the “Merger Consideration”) as a result of which TMTC shall become a wholly- owned subsidiary of EP (together with the Merger and the other transactions contemplated by the Merger Agreement, the “Transactions”).

■	Prior to the closing of the business combination and pursuant to the A&R Merger Agreement, EP will effectuate a reverse share split of its Class A and Class B ordinary shares such that, immediately thereafter, EP will have Forty-Five Million (45,000,000) EP ordinary shares, comprising 39,417,078 EP Class A ordinary shares and 5,582,922 EP Class B ordinary shares, issued and outstanding, less the number of shares reserved for issuance upon exercise of certain EP warrants, with the ratio of the reverse share split based on a valuation of EP of Four Hundred and Fifty Million U.S. Dollars ($450,000,000).

■	Other deal terms include, as further set forth in A&R Merger Agreement.:

○	On top of the Merger Consideration, an additional Three Hundred Thousand (300,000) EP Class B ordinary shares from a significant EP shareholder (the “Supporting Shareholder”) shall be deposited, or caused to be deposited, by EP with an escrow agent and will be held in escrow as security for the Supporting Shareholder’s indemnification obligations; and

○	The Supporting Shareholder shall also have a contingent right to receive approximately Ninety Million U.S. Dollars ($90,000,000) through an equity earnout if certain revenue-based milestones are achieved by EP and its subsidiaries post-closing during calendar years 2024 and 2025.

Investment Advisory Services offered through Newbridge Financial Services Group, Inc. an SEC Registered Investment Advisor

1200 North Federal Highway, Suite 400, Boca Raton, FL 33432 | Telephone: 561.395.1220 Fax: 561.229.1531

www.newbridgesecurities.com

E-1

The Board of Directors of TMTC has retained Newbridge Securities Corporation (“Newbridge”) to render an opinion (the “Opinion”) as to whether, on the date of such Opinion, (i) the Merger Consideration is fair, from a financial point of view, to TMTC and TMTC’s unaffiliated public stockholders and (ii) EP has an aggregate fair market value equal to at least eighty percent (80.0%) of the net assets held by TMTC in its trust account (the “Trust Account”) for the benefit of TMTC’s public stockholders (excluding deferred underwriting commissions and taxes payable on the interest earned on the Trust Account), as of the date of the applicable merger agreement.

We have not been requested to opine to, and our Opinion does not in any manner address, the underlying business decision of TMTC to proceed with the Transactions. In addition, we have not been requested to explore any alternatives to the Transactions. Further, our Opinion does not address the relative merits of the Transactions as compared to any alternative business strategy that might exist for TMTC.

Newbridge, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, going private transactions, related-party transactions, negotiated underwritings, secondary distributions of listed and unlisted securities, debt restructurings, private placements, related-party transactions, and valuations for corporate and other purposes. We do not perform tax, accounting or legal services, nor do we render such advice.

Newbridge will receive a fee and reimbursement of its expenses for such services. In addition, TMTC has agreed to indemnify Newbridge for certain liabilities arising out of its engagement, including the rendering of this Opinion.

Newbridge has not participated in, or provided advice with respect to, the pricing determination, structuring or negotiation of the Transactions.

In the ordinary course of business, Newbridge, certain customer accounts held at Newbridge, and certain of our affiliates, as well as investment funds in which we or our affiliates may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in equity, debt, and other securities and financial instruments (including bank loans and other obligations) of, or investments in, TMTC, and its successor entities.

In connection with the review and analysis performed to render our Opinion, among other things, we have undertaken the following:

■	Considered our assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions, and business and securities valuations generally;

■	Reviewed a draft of the Merger Agreement, dated November 30th, 2023, and a draft of the Amended and Restated Merger Agreement, dated February 23, 2024;

■	Reviewed TMTC’s publicly available historical financial results, as well as certain publicly available information concerning the trading of, and the trading market for, the ordinary shares of TMTC since its IPO in March 2023;

■	Reviewed publicly available financial information of TMTC filed with the U.S. Securities & Exchange Commission, including its Form 10-Qs, Form 10-Ks, and certain reports on material events filed on Forms 8-K between March 30, 2023, and February 27, 2023;

■	Conducted discussions with EP’s management team to better understand EP’s recent business history, and near-term financials;.

■	Reviewed a financial model of EP with historical and future financial projections (including potential revenue growth, and Free Cash Flow margins) provided by EP’s management team;

Investment Advisory Services offered through Newbridge Financial Services Group, Inc. an SEC Registered Investment Advisor

1200 North Federal Highway, Suite 400, Boca Raton, FL 33432 | Telephone: 561.395.1220 Fax: 561.229.1531

www.newbridgesecurities.com

E-2

■	Performed a public company comparable analysis of similar companies to EP that trade on stock exchanges in the United States, Europe and Canada, and operate in the “Power Battery” and “Energy Storage System” sub-industry sectors, to derive certain forward Enterprise Value / Revenue multiples; and

■	Performed an M&A transaction comparable analysis of similar companies to EP that are headquartered in the United States, Europe, Canada and Asia, and operate in the “Power Battery” and “Energy Storage System” sub-industry sectors, to derive certain forward Enterprise Value / Revenue multiples.

In forming our Opinion, we have had full access to, and full cooperation from, the management teams of both TMTC and EP to ask questions and receive answers. Our Opinion is solely and necessarily based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof.

In connection with our review and analyses and in arriving at our Opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information provided to us or publicly available and have not attempted to verify independently any such information (in accordance with reasonable industry practice).

With respect to certain financial information, including financial analyses and projections, relating to the business and prospects of TMTC and EP provided to us, we have assumed that the financial information has been reasonably prepared on a basis reflecting reasonable and good faith estimates and good faith judgments of the management teams of both TMTC and EP as to the future financial performance of the combined parties without and subsequent to a potential business combination.

This Opinion is solely for the use of the Board of Directors of TMTC, and is not to be publicly disclosed, used, excerpted, reproduced or disseminated, quoted or referred to at any time, in any manner or for any purpose, without the prior written consent of Newbridge, except that this Opinion may be reproduced in full in, and references to this Opinion and to Newbridge and its relationship with TMTC may be included in, filings made by TMTC with the U.S. Securities and Exchange Commission and in any registration statement, prospectus, proxy statement or similar disclosure document delivered to stockholders of TMTC.

We have tried to apply objective measures of value in rendering our Opinion. You understand, however, that such a valuation necessarily is based on some subjective interpretations of value. We understand that we are not obligated to review our Opinion due to events and fluctuating economic conditions occurring subsequent to the date of this Opinion.

Based upon and subject to the foregoing, it is our Opinion that, as of the date hereof, (i) the Merger Consideration is fair, from a financial point of view, to TMTC and TMTC’s unaffiliated public stockholders and

(ii) EP has an aggregate fair market value equal to at least eighty percent (80.0%) of net assets held in the Trust Account (excluding deferred underwriting commissions and taxes payable on the income earned on the Trust Account).

Sincerely,

Newbridge Securities Corporation

/s/ Chad D. Champion
Chad D. Champion
Senior Managing Director
Head of Equity Capital Markets & Investment Banking

Investment Advisory Services offered through Newbridge Financial Services Group, Inc. an SEC Registered Investment Advisor

1200 North Federal Highway, Suite 400, Boca Raton, FL 33432 | Telephone: 561.395.1220 Fax: 561.229.1531

www.newbridgesecurities.com

E-3

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

TMT ACQUISITION CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October 28, 2024.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. To attend:
https://www.cstproxy.com/tmtacquisitioncorp/2024

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

IN PERSON – Attend the extraordinary general meeting in person at the offices of
TMT Acquisitions Corp.
420 Lexington Avenue, Suite 2446
New York, NY 10170

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

TMT ACQUISITION CORP - THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6.

Please mark your votes like this **X**

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

☐

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2024**

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership , please sign in partnership name by an authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on October 29, 2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

TMT ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dajiang Guo, the Company's Chief Executive Officer, (the "Proxy") as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the "Shares") at the extraordinary general meeting (the "Extraordinary General Meeting") of shareholders of TMT ACQUISITION CORP. to be held on October 29, 2024 at 10:30 a.m. Eastern Time, in person and virtually via live webcast at **https://www.cstproxy.com/tmtacquisitioncorp/2024** or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy's discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying Proxy Statement and revokes all prior proxies for said meeting. Capitalized terms used herein but not otherwise defined shall have the meanings as set forth in the accompanying proxy statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)